AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 21, 2000
                                                               File No. 33-45671
                                                               File No. 811-6557


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                               [ ]

                      POST-EFFECTIVE AMENDMENT NO. 37                        [X]
                                       AND


                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                           [ ]


                                 AMENDMENT NO. 39                            [X]


                                STI CLASSIC FUNDS
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                               101 Federal Street
                           Boston, Massachusetts 02110
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (800) 342-5734

                                  Mark E. Nagle
                               C/o SEI Corporation
                            Oaks, Pennsylvania 19456
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:
Richard W. Grant, Esquire                            W. John McGuire
Morgan, Lewis & Bockius LLP                          Morgan, Lewis & Bockius LLP
1701 Market Street                                   1800 M Street, N.W.
Philadelphia, PA  19103                              Washington, DC  20036

    It is proposed that this filing become effective (check appropriate box):


                        [ ] Immediately upon filing pursuant to paragraph (b)
                        [X] On September 30, 2000 pursuant to paragraph (b)
                        [ ] 60 days after filing pursuant to paragraph (a)(1)
                        [ ] On [date] pursuant to paragraph (a)(1)
                        [ ] 75 days after filing pursuant to paragraph (a)(2)
                        [ ] On [date] pursuant to paragraph (a) of Rule 485.

STI CLASSIC FUNDS-EQUITY FUNDS
TRUST SHARES



PROSPECTUS

OCTOBER 1, 2000

BALANCED FUND

CAPITAL APPRECIATION FUND

CORE EQUITY

E-COMMERCE OPPORTUNITY FUND

GROWTH AND INCOME FUND

INTERNATIONAL EQUITY FUND

INTERNATIONAL EQUITY INDEX FUND

MID-CAP EQUITY FUND

SMALL CAP GROWTH STOCK FUND

SMALL CAP VALUE EQUITY FUND
   (FORMERLY SMALL CAP EQUITY FUND)

TAX SENSITIVE GROWTH STOCK FUND

VALUE INCOME STOCK FUND


INVESTMENT ADVISER
TO THE FUNDS:

TRUSCO CAPITAL MANAGEMENT, INC.
(the "Adviser")




[STI LOGO OMITTED]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

ABOUT THIS PROSPECTUS


The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Shares of the Equity Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


 2 BALANCED FUND
 4 CAPITAL APPRECIATION FUND
 6 CORE EQUITY FUND
 8 E-COMMERCE OPPORTUNITY FUND
10 GROWTH AND INCOME FUND
12 INTERNATIONAL EQUITY FUND
14 INTERNATIONAL EQUITY INDEX FUND
16 MID-CAP EQUITY FUND
18 SMALL CAP GROWTH STOCK FUND
20 SMALL CAP VALUE EQUITY FUND
22 TAX SENSITIVE GROWTH STOCK FUND
24 VALUE INCOME STOCK FUND
26 MORE INFORMATION ABOUT RISK
27 MORE INFORMATION ABOUT FUND INVESTMENTS
27 INVESTMENT ADVISER AND PORTFOLIO MANAGERS
29 PURCHASING AND SELLING FUND SHARES
30 DIVIDENDS AND DISTRIBUTIONS
31 TAXES
32 FINANCIAL HIGHLIGHTS
38 HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS



--------------------------------------------------------------------------------
[BRIEFCASE GRAPHIC OMITTED] FUND SUMMARY
[TELESCOPE GRAPHIC OMITTED]  INVESTMENT STRATEGY
[INNERTUBE GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING IN THIS FUND? [BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION
[CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES
[MOUNTAINTOP GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS
[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER
[HANDSHAKE GRAPHIC OMITTED] PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

OCTOBER 1, 2000

                                                                    PROSPECTUS 1

                                     RISK/RETURN INFORMATION COMMON TO THE FUNDS


Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2 PROSPECTUS

BALANCED FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOALS                  Capital appreciation and current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS
   PRIMARY                        U.S. common stocks
   SECONDARY                      Bonds
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify companies with a
                                  history of earnings growth and bonds
                                  with minimal risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Investors who want income from their
                                  investment,as well as an increase in its value
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY


The Balanced Fund invests in common and preferred stocks, convertible securities, U.S. government obligations and investment grade corporate bonds. In selecting stocks for the Fund, the Adviser attempts to identify high-quality companies with a history of above average earnings growth. In selecting bonds, the Adviser tries to minimize risk while attempting to outperform selected market indices. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.



[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted]
Plot points follows:


1995    25.51%
1996    12.13%
1997    21.14%
1998    19.55%
1999     4.66%


            BEST QUARTER              WORST QUARTER
               12.57%                    -5.70%
             (12/31/98)                 (9/30/98)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 4.24%.

                                                                    PROSPECTUS 3

                                                                   BALANCED FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX AND THE S&P 500 INDEX.


TRUST SHARES                1 YEAR     5 YEARS   SINCE INCEPTION
-------------------------------------------------------------------------------
Balanced Fund                4.66%      16.36%       12.63%*
-------------------------------------------------------------------------------
Lehman Brothers
U.S. Government/
Credit Index                -2.15%       7.60%        5.67%**
-------------------------------------------------------------------------------
S&P 500 Index               21.04%      28.55%       23.55%**
-------------------------------------------------------------------------------
 * SINCE 1/3/94
** SINCE 12/31/93



[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.95%
Other Expenses                                                     0.12%
                                                                   -----
Total Annual Fund Operating Expenses                               1.07%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS       10 YEARS
    $109           $340            $590          $1,306

-------------------------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.92% and 1.04%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

4  PROSPECTUS

CAPITAL APPRECIATION FUND

[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                   Capital appreciation
-------------------------------------------------------------------------------
INVESTMENT FOCUS                  U.S. common stocks
-------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate
-------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify companies with above
                                  average growth potential
-------------------------------------------------------------------------------
INVESTOR PROFILE                  Investors who want the value of their
                                  investment to grow, but do not need
                                  to receive income on their investment
-------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY


The Capital Appreciation Fund invests primarily in U.S. common stocks and other equity securities that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. In selecting investments for the Fund, the Adviser chooses companies that it believes have above average growth potential. The Adviser's strategy focuses on large-cap stocks with a strong growth history. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.



[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*


[Bar Chart Omitted]
Plot points are as follows:


1993     9.89%
1994    -7.41%
1995    31.15%
1996    20.31%
1997    31.13%
1998    28.06%
1999     9.71%


             BEST QUARTER              WORST QUARTER
               22.93%                    -11.16%
             (12/31/98)                 (9/30/98)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 5.91%.

                                                                    PROSPECTUS 5

                                                      CAPITAL APPRECIATION FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE S&P 500 INDEX.


TRUST SHARES              1 YEAR     5 YEARS  SINCE INCEPTION
-------------------------------------------------------------------------------
Capital Appreciation
Fund                       9.71%     23.79%      17.41%*
-------------------------------------------------------------------------------
S&P 500 Index             21.04%     28.55%      21.24%**
-------------------------------------------------------------------------------
 * SINCE 7/1/92
** SINCE 6/30/92



[CHART GRAPHIC OMITTED]
-------------------------------------------------------------------------------
WHAT IS AN INDEX?
-------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           1.15%
Other Expenses                                                     0.11%
                                                                   -----
Total Annual Fund Operating Expenses                               1.26%


-------------------------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $128            $400            $692          $1,523



--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 1.13% and 1.24%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

6  PROSPECTUS

CORE EQUITY FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                   Long-term capital growth
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Common stocks of mid- to large-cap companies
-------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Moderate to high
-------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify companies with superior
                                  earnings trends
-------------------------------------------------------------------------------
INVESTOR PROFILE                  Investors seeking long-term growth of capital
                                  without regard to income who are willing to
                                  accept more volatility for the possibility
                                  of higher returns
-------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Core Equity Fund invests primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion. In selecting stocks for the Fund, the Adviser attempts to capture superior growth prospects based on earnings potential, profitability and other measures. These measures include growth characteristics such as whether a company makes significant investments in research and product development or whether a company is participating in rapidly expanding industries. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that mid- to large-capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION


The Core Equity Fund commenced operations on September 30, 1999, and therefore does not have a performance history for a full calendar year.

                                                                    PROSPECTUS 7

                                                                CORE EQUITY FUND


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           1.10%
Other Expenses                                                     0.17%
                                                                   -----
Total Annual Fund Operating Expenses                               1.27%



--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
    $129           $403            $697          $1,534


-------------------------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

8  PROSPECTUS

E-COMMERCE OPPORTUNITY FUND

[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                   Long-term capital growth
-------------------------------------------------------------------------------
INVESTMENT FOCUS                  Common stocks of companies
                                  participating in multiple
                                  electronic commerce market segments
-------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Very high
-------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Attempts to identify companies
                                  utilizing electronic commerce
                                  opportunities to achieve above average
                                  growth
-------------------------------------------------------------------------------
INVESTOR PROFILE                  Aggressive investors with long-term
                                  investment goals who are willing to
                                  accept significant volatility for the
                                  possibility of higher returns


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY


The E-Commerce Opportunity Fund invests primarily in common stocks of U.S. companies that are expected to benefit substantially from electronic commerce and achieve above average growth. The Fund defines electronic commerce, or e-commerce, as conducting business through the use of computers, the Internet, telecommunication lines and other electronic means of information transfer. The Fund's holdings are generally diversified across three market segments. The first segment is comprised of corporations whose core line of business focuses on an emerging e-commerce market. The second segment consists of established technology companies that provide the infrastructure to support electronic commerce. The third segment includes established, non-tech companies that are expected to achieve substantial direct or indirect benefits from e-commerce. In selecting investments for the Fund, the Adviser focuses on a "bottom-up" analysis that evaluates the competitive advantages and market sustainability of individual companies. The Fund invests primarily in companies with market capitalizations over $1 billion, but may invest a portion of its assets in smaller companies. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.



[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Due to the focus of the Fund, many holdings share similar risk factors. Many companies in the portfolio have limited operating histories, function in rapidly changing business environments and trade at valuations which are significantly higher than average. As a result, the Fund's net asset value ("NAV") may be more volatile than other, broadly diversified equity funds.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION


The E-Commerce Opportunity Fund commenced operations on September 30, 1999, and therefore does not have a performance history for a full calendar year.

                                                                    PROSPECTUS 9

                                                     E-COMMERCE OPPORTUNITY FUND


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                             1.10%
Other Expenses                                                       0.24%
                                                                     -----
Total Annual Fund Operating Expenses                                 1.34%



-------------------------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
    $136           $425            $734          $1,613


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

10 PROSPECTUS

GROWTH AND INCOME FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY



INVESTMENT GOALS
  PRIMARY                          Long-term capital appreciation
  SECONDARY                        Current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Equity securities
-------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Moderate
-------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to identify securities of companies
                                   with market capitalizations of at least $1
                                   billion with attractive valuation and/or
                                   above average earnings potential relative
                                   either to their sectors or the market
                                   as a whole
-------------------------------------------------------------------------------
INVESTOR PROFILE                   Investors who are looking for capital
                                   appreciation potential and income with less
                                   volatility than the equity markets as a whole
-------------------------------------------------------------------------------



[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Growth and Income Fund invests primarily in equity securities, including common stock and listed American Depositary Receipts (ADRs), of domestic and foreign companies with market capitalizations of at least $1 billion. However, the average market capitalization can vary throughout a full market cycle and will be flexible to allow the Adviser to capture market opportunities. The Adviser uses a quantitative screening process to identify companies with an attractive fundamental profile. The portfolio management team selects stocks of companies with strong financial quality and above average earnings momentum to secure the best relative values in each economic sector.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*


[Bar Chart Omitted]
Plot points are as follows:


1993        10.20%
1994        -0.81%
1995        29.38%
1996        19.06%
1997        27.69%
1998        18.20%
1999        14.17%



            BEST QUARTER              WORST QUARTER
               17.38%                    -10.36%
              (6/30/97)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS -0.35%.

                                                                   PROSPECTUS 11

                                                          GROWTH AND INCOME FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE S&P 500/BARRA VALUE INDEX. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P 500 INDEX, BUT THE ADVISER BELIEVES THAT S&P 500/BARRA VALUE INDEX, BECAUSE OF ITS GREATER EMPHASIS ON LARGE CAP VALUE STOCKS, MORE ACCURATELY REFLECTS THE TYPE OF SECURITIES IN WHICH THE FUND INVESTS.

TRUST SHARES              1 YEAR     5 YEARS  SINCE INCEPTION
-------------------------------------------------------------------------------
Growth and Income
Fund                      14.17%      21.56%     16.83%*
-------------------------------------------------------------------------------
S&P 500/BARRA
Value Index               12.72%      22.94%     18.54%**
-------------------------------------------------------------------------------
S&P 500 Index             21.04%      28.55%     21.52%**
-------------------------------------------------------------------------------
 * SINCE 9/26/92
** SINCE 9/30/92



[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
-------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The previous index, the S&P 500 Index, is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings. The S&P 500/BARRA Value Index is a widely-recognized index of the stocks in the S&P 500 Index that have lower price-to-book ratios.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.90%
Other Expenses                                                     0.11%
                                                                   -----
Total Annual Fund Operating Expenses                               1.01%


-------------------------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $103            $322            $558          $1,236



-------------------------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

12 PROSPECTUS

INTERNATIONAL EQUITY FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                     Long-term capital appreciation
-------------------------------------------------------------------------------

INVESTMENT FOCUS                    Foreign common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY              High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY       Attempts to identify companies with good
                                    fundamentals or a history of
                                    consistent growth
--------------------------------------------------------------------------------
INVESTOR PROFILE                     Investors who want an increase in the value
                                     of their investment without regard to
                                     income, are willing to accept the increased
                                     risks of international investing for the
                                     possibility of higher returns, and want
                                     exposure to a diversified portfolio of
                                     international stocks
--------------------------------------------------------------------------------



[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The International Equity Fund invests primarily in common stocks and other equity securities of foreign companies. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Adviser's "bottom-up" approach to stock selection focuses on individual stocks and fundamental characteristics of companies. The Adviser's goal is to find companies with top management, quality products and sound financial positions, or a history of consistent growth in cash flows, sales, operating profits, returns on equity and returns on invested capital. In selecting investments for the Fund, the Adviser diversifies the Fund's investments among at least three foreign countries. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other equity market segments or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The periods prior to December 1995, when the Fund began operating, represent the performance of the Adviser's similarly managed collective investment fund. This past performance has been adjusted to reflect current expenses for Trust Shares of the Fund. The Adviser's collective fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the collective fund's performance would have been lower.

                                                                   PROSPECTUS 13

                                                       INTERNATIONAL EQUITY FUND


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted]
Plot points are as follows:


1996        22.08%
1997        13.35%
1998        11.22%
1999         9.47%



            BEST QUARTER              WORST QUARTER
               16.88%                    -18.28%
             (12/31/98)                 (9/30/98)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 3.91%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX.


TRUST SHARES                      1 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
International Equity Fund          9.47%          18.78%*
--------------------------------------------------------------------------------
MSCI EAFE Index                   26.96%          13.97%*
--------------------------------------------------------------------------------
* SINCE 1/31/95



[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The country weighting of the Index is calculated using the market capitalization of each of the various countries, and then with respect to the market capitalization of the various companies operating in each country.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            1.25%
Other Expenses                                                      0.23%
                                                                    -----
Total Annual Fund Operating Expenses                                1.48%


-------------------------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $151            $468            $808          $1,768

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund.
For more information about these fees, see "Investment Adviser."

14 PROSPECTUS

INTERNATIONAL EQUITY INDEX FUND

[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                     Investment results that correspond to the
                                    performance of the MSCI EAFE-GDP Weighted
                                    Index
-------------------------------------------------------------------------------
INVESTMENT FOCUS                    Foreign common stocks in MSCI EAFE-GDP
                                    Weighted Index
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY              High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY       Statistical analysis to track the Index
--------------------------------------------------------------------------------
INVESTOR PROFILE                    Aggressive investors who want exposure to
                                    foreign markets and are willing to accept
                                    the increased risks of foreign investing
                                    for the possibility of higher returns
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The International Equity Index Fund invests primarily in common stocks of foreign companies. In selecting investments for the Fund, the Adviser chooses companies included in the MSCI EAFE-GDP Weighted Index, an index of equity securities of companies located in Europe, Australasia and the Far East. While the Fund is structured to have overall investment characteristics similar to those of the Index, it selects a sample of stocks within the Index using a statistical process. So, the Fund will not hold all stocks included in the Index.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

In addition to the above mentioned risks, the Adviser may not be able to match the performance of the Fund's benchmark.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted]
Plot points are as follows:


1995        10.73%
1996         6.04%
1997         8.99%
1998        30.02%
1999        30.66%

            BEST QUARTER              WORST QUARTER
               21.26%                    -12.98%
             (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS -4.88%.

                                                                   PROSPECTUS 15

                                                 INTERNATIONAL EQUITY INDEX FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST - GROSS DOMESTIC PRODUCT (MSCI EAFE-GDP) WEIGHTED INDEX.


TRUST SHARES              1 YEAR     5 YEARS  SINCE INCEPTION
-------------------------------------------------------------------------------
International Equity
Index Fund                30.66%      16.80%     14.43%*
-------------------------------------------------------------------------------
MSCI EAFE-GDP
Weighted Index
(Price Return)            29.49%      14.45%     12.59%**
-------------------------------------------------------------------------------
 * SINCE 6/6/94
** SINCE 5/31/94



[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
-------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE-GDP Weighted Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The country weighting of the Index is calculated by the gross domestic product of each of the various countries and then with respect to the market capitalization of the various companies operating in each country.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.90%
Other Expenses                                                     0.28%
                                                                   -----
Total Annual Fund Operating Expenses                               1.18%


-------------------------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $120            $375            $649          $1,432

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.81% and 1.09%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

16 PROSPECTUS

MID-CAP EQUITY FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                    Capital appreciation
----------------------------------------------------------------------
INVESTMENT FOCUS                   U.S. mid-cap common stocks
----------------------------------------------------------------------
SHARE PRICE VOLATILITY             Moderate to high
----------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to identify companies with
                                   above average growth potential
                                   at an attractive price
----------------------------------------------------------------------
INVESTOR PROFILE                   Investors who want the value of their
                                   investment to grow and who are willing to
                                   accept more volatility for the possibility
                                   of higher returns
-------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Mid-Cap Equity Fund invests primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies. In selecting investments for the Fund, the Adviser primarily chooses companies that have small- to mid-sized market capitalizations (I.E., companies with market capitalizations of $500 million to $10 billion and companies in the S&P 400 Mid Cap Index) and that have above average growth potential at attractive prices. The Adviser evaluates companies based on their industry sectors and the market in general. The Fund maintains holdings in the industries that appear to perform best during a given business cycle. The Adviser analyzes companies that are in favored industries based on their fundamental characteristics, such as growth rates and earnings. The Adviser does not consider current income in selecting investments for the Fund.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, mid-cap common stocks, may underperform other equity market segments or the equity markets as a whole.


The small- to mid-sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.



[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted]
Plot points are as follows:


1995        31.22%
1996        15.42%
1997        21.23%
1998         6.48%
1999        16.14%



            BEST QUARTER              WORST QUARTER
               24.73%                    -19.96%
             (12/31/98)                 (9/30/98)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 9.78%.

                                                                   PROSPECTUS 17

                                                            MID-CAP EQUITY FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE S&P 400 MID CAP INDEX.


TRUST SHARES              1 YEAR     5 YEARS  SINCE INCEPTION
-------------------------------------------------------------------------------
Mid-Cap
Equity Fund               16.14%      17.82%     14.56%*
-------------------------------------------------------------------------------
S&P 400
Mid Cap Index             14.72%      23.04%     17.96%**
-------------------------------------------------------------------------------
 * SINCE 2/2/94
** SINCE 1/31/94


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 400 Mid Cap Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 400 domestic mid-cap stocks chosen for market size, liquidity, and industry group representation.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           1.15%
Other Expenses                                                     0.10%
                                                                   -----
Total Annual Fund Operating Expenses                               1.25%


-------------------------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
    $127           $397            $686          $1,511

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 1.12% and 1.22%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

18 PROSPECTUS

SMALL CAP GROWTH STOCK FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                   Long-term capital appreciation
-------------------------------------------------------------------------------
INVESTMENT FOCUS                  U.S. small cap common stocks of growth
                                  companies
-------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            High
-------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Identifies small cap companies with above
                                  average growth potential
-------------------------------------------------------------------------------
INVESTOR PROFILE                  Investors who want the value of their
                                  investment to grow, but do not need
                                  current income
-------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY


The Small Cap Growth Stock Fund invests primarily in small U.S. companies with market capitalizations between $50 million and $3 billion in size. The Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong fundamentals will provide superior returns over time. The Adviser selects companies with strong current earnings growth, improving profitability, a strong balance sheet, strong current and projected business fundamentals, and priced at reasonable valuations. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and the potential for capital gains tax liabilities for taxable investors.



[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other equity market segments or the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S TRUST SHARES FOR ONE YEAR.*

[Bar Chart Omitted]
Plot points are as follows:


1999    20.55%

            BEST QUARTER              WORST QUARTER
               20.77%                    -11.36%
              (6/30/99)                 (3/31/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 16.26%.

                                                                   PROSPECTUS 19

                                                     SMALL CAP GROWTH STOCK FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE S&P 600 SMALL CAP INDEX.


TRUST SHARES                      1 YEAR      SINCE INCEPTION
-------------------------------------------------------------------------------
Small Cap Growth
Stock Fund                        20.55%          58.61%*
-------------------------------------------------------------------------------
S&P 600 Small Cap Index           12.41%          25.01%**
-------------------------------------------------------------------------------
 * SINCE 10/8/98
** SINCE 9/30/98

[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 600 Small Cap Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 600 small cap stocks.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            1.15%
Other Expenses                                                      0.08%
                                                                    -----
Total Annual Fund Operating Expenses                                1.23%


-------------------------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
    $125           $390            $676          $1,489

-------------------------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

20 PROSPECTUS

SMALL CAP VALUE EQUITY FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOALS
  PRIMARY                             Capital appreciation
  SECONDARY                           Current income
-------------------------------------------------------------------------------
INVESTMENT FOCUS                      U.S. small cap common stocks
-------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                Moderate
-------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY         Attempts to identify undervalued small
                                      cap stocks
-------------------------------------------------------------------------------
INVESTOR PROFILE                      Investors who primarily want the value
                                      of their investment to grow, but want to
                                      receive some income from their investment
-------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Small Cap Value Equity Fund invests primarily in common stocks of U.S. companies. In selecting investments for the Fund, the Adviser chooses common stocks of small sized companies (I.E., companies with market capitalizations under $1 billion) that it believes are undervalued in the market.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization common stocks may underperform other equity market segments or the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The periods prior to January 1997, when the Fund began operating, represent the performance of the Adviser's similarly managed collective investment fund. This past performance has been adjusted to reflect current expenses for Trust Shares of the Fund. The Adviser's collective fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the collective fund's performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted]
Plot points are as follows:


1995         30.99%
1996         34.25%
1997         32.59%
1998        -13.45%
1999         -2.72%

            BEST QUARTER              WORST QUARTER
               19.82%                    -21.99%
              (6/30/99)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 1.49%.

                                                                   PROSPECTUS 21

                                                     SMALL CAP VALUE EQUITY FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE RUSSELL 2000 VALUE INDEX. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE RUSSELL 2000 INDEX, BUT THE ADVISER BELIEVES THAT THE RUSSELL 2000 VALUE INDEX, BECAUSE OF ITS GREATER EMPHASIS ON SMALL U.S. COMPANIES WITH LOWER GROWTH RATES AND PRICE-TO-BOOK RATIOS, MORE ACCURATELY REFLECTS THE TYPE OF SECURITIES IN WHICH THE FUND INVESTS.

TRUST SHARES              1 YEAR     5 YEARS  SINCE INCEPTION
-------------------------------------------------------------------------------
Small Cap Value
Equity Fund               -2.72%      14.44%     13.63%*
-------------------------------------------------------------------------------
Russell 2000
Value Index               -1.49%      13.13%     11.41%*
-------------------------------------------------------------------------------
Russell 2000 Index        21.26%      16.69%     15.09%*
-------------------------------------------------------------------------------
* SINCE 8/31/94

[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
-------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The previous index, the Russell 2000 Index, is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest companies. The Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of companies in the Russell 2000 Index with lower growth rates and price-to-book ratios.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           1.15%
Other Expenses                                                     0.10%
                                                                   -----
Total Annual Fund Operating Expenses                               1.25%


-------------------------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
    $127           $397            $686          $1,511

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

22 PROSPECTUS

TAX SENSITIVE GROWTH STOCK FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                  Long-term capital growth with nominal dividend
                                 income
-------------------------------------------------------------------------------
INVESTMENT FOCUS                 U.S. common stocks of growth companies
-------------------------------------------------------------------------------
SHARE PRICE VOLATILITY           Moderate
-------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY    Attempts to identify companies that have above-
                                 average growth potential and uses a low
                                 portfolio turnover strategy to reduce
                                 capital gains distributions
-------------------------------------------------------------------------------
INVESTOR PROFILE                 Investors who want to increase the value of
                                 their investment while minimizing
                                 taxable capital gains distributions
-------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Tax Sensitive Growth Stock Fund invests primarily in a diversified portfolio of common stocks of financially strong U.S. growth companies. Many of these companies have a history of stable or rising dividend payout policies.

The Adviser attempts to minimize the impact of capital gains taxes on investment returns by using a low turnover rate (generally 50% or less) strategy, in conjunction with other tax management strategies. These strategies may lead to lower capital gains distributions and, therefore, lower capital gains taxes.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks of U.S. growth companies may underperform other segments of the equity market or the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The periods prior to December 1998, when the Fund began operating, represent the performance of the Adviser's similarly managed collective investment fund. This past performance has been adjusted to reflect current expenses for Trust Shares of the Fund. The Adviser's collective fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the collective fund's performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted]
Plot points are as follows:


1996        21.04%
1997        28.76%
1998        31.73%
1999        24.74%




            BEST QUARTER              WORST QUARTER
               27.74%                    -9.96%
             (12/31/98)                 (9/30/98)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 0.50%.

                                                                   PROSPECTUS 23

                                                 TAX SENSITIVE GROWTH STOCK FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF S&P 500 INDEX.


TRUST SHARES                      1 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
Tax Sensitive Growth Stock
Fund                              24.74%          26.56%*
--------------------------------------------------------------------------------
S&P 500 Index                     21.04%          26.39%*
--------------------------------------------------------------------------------
* SINCE 12/31/95



[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           1.15%
Other Expenses                                                     0.11%
                                                                   -----
Total Annual Fund Operating Expenses                               1.26%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your share at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


    1 YEAR     3 YEARS     5 YEARS     10 YEARS
     $128       $400        $692        $1,523

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

24 PROSPECTUS

VALUE INCOME STOCK FUND

[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOALS
  PRIMARY                             Current income
  SECONDARY                           Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                      U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY         Attempts to identify high
                                      dividend-paying, undervalued stocks
--------------------------------------------------------------------------------
INVESTOR PROFILE                      Investors who are looking for current
                                      income and capital appreciation with less
                                      volatility than the average stock fund
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Value Income Stock Fund invests primarily in common stocks and other equity securities of U.S. companies. In selecting investments for the Fund, the Adviser primarily chooses companies that have a market capitalization of at least $500 million and that have a history of paying regular dividends. The Adviser focuses on high dividend-paying stocks that trade below their historical value. The Adviser's "bottom-up" approach to stock selection emphasizes individual stocks over economic trends.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The periods prior to February 1993, when the Fund began operating, represent the performance of the Adviser's similarly managed collective investment fund. This past performance has been adjusted to reflect current expenses for Trust Shares of the Fund. The Adviser's collective fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the collective fund's performance would have been lower.

THE BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted]
Plot points are as follows:


1990        -4.93%
1991        39.30%
1992        20.05%
1993        11.14%
1994         3.54%
1995        35.93%
1996        19.46%
1997        27.08%
1998        10.58%
1999        -2.93%


            BEST QUARTER              WORST QUARTER
               18.56%                    -14.86%
              (3/31/91)                 (9/30/90)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS -6.33%.

                                                                   PROSPECTUS 25

                                                         VALUE INCOME STOCK FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE S&P 500/BARRA VALUE INDEX.


TRUST SHARES        1 YEAR   5 YEARS  10 YEARS  SINCE INCEPTION
-------------------------------------------------------------------------------
Value Income
Stock Fund          -2.93%    17.24%    15.02%      15.06%*
-------------------------------------------------------------------------------
S&P 500/
BARRA Value
Index               12.72%    22.94%    15.37%      15.46%*
-------------------------------------------------------------------------------
* SINCE 10/31/89


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
-------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500/BARRA Value Index is a widely-recognized index of the stocks in the S&P 500 Index that have lower price-to-book ratios.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    TRUST SHARES
Investment Advisory Fees                                            0.80%
Other Expenses                                                      0.09%
                                                                    -----
Total Annual Fund Operating Expenses                                0.89%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
    $91            $284            $493          $1,096

-------------------------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

26 PROSPECTUS

MORE INFORMATION ABOUT RISK

[INNERTUBE GRAPHIC OMITTED]
MORE INFORMATION
ABOUT RISK

EQUITY RISK
ALL FUNDS

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK
BALANCED FUND

The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risk:

   CREDIT RISK

   The possibility that an issuer will be unable to make timely payments of either principal or interest.

FOREIGN SECURITY RISKS

GROWTH AND INCOME FUND
INTERNATIONAL EQUITY FUND
INTERNATIONAL EQUITY INDEX FUND

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

TRACKING ERROR RISK
INTERNATIONAL EQUITY INDEX FUND

Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect their ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents

                                                                   PROSPECTUS 27

                                         MORE INFORMATION ABOUT FUND INVESTMENTS


rather than an actual portfolio of those securities, an index will have no expenses. As a result, a Fund, which will have expenses such as taxes, custody, management fees and other operational costs, and brokerage, may not achieve its investment objective of accurately correlating to an index.


[MOUNTAINTOP GRAPHIC OMITTED]
MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. The Small Cap Value Equity Fund also may invest in investment grade fixed income securities and mid- to large-cap common stocks. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

[MAGNIFIER GRAPHIC OMITTED]
INVESTMENT ADVISER


The Investment Adviser (the "Adviser") makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Trusco Capital Management, Inc. (Trusco), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Funds. As of July 1, 2000, Trusco had approximately $47 billion in assets under management. For the fiscal period ended May 31, 2000, the Adviser received advisory fees of:

   BALANCED FUND                             0.85%
   CAPITAL APPRECIATION FUND                 1.06%
   CORE EQUITY FUND                          1.03%
   E-COMMERCE GROWTH OPPORTUNITY FUND        0.96%
   GROWTH AND INCOME FUND                    0.90%
   INTERNATIONAL EQUITY FUND                 1.25%
   INTERNATIONAL EQUITY INDEX FUND           0.79%
   MID-CAP EQUITY FUND                       1.07%
   SMALL CAP GROWTH STOCK FUND               1.12%
   SMALL CAP VALUE EQUITY FUND               1.12%
   TAX SENSITIVE GROWTH STOCK FUND           1.09%
   VALUE INCOME STOCK FUND                   0.80%

The Core Equity and E-Commerce Opportunity Funds had not completed a full fiscal year as of May 31, 2000.


The Adviser may use its affiliates as brokers for Fund transactions.


For periods prior to January 1, 2000, STI Capital Management, N.A. ("STI"), a subsidiary of SunTrust Banks, Inc. served as Investment Adviser to the Balanced Fund, Capital Appreciation Fund, International Equity Fund, Mid-Cap Equity Fund, Small Cap Value Equity Fund, and Value Income Stock Fund. On January 1, 2000, SunTrust Bank (formerly SunTrust Bank, Atlanta), a subsidiary of SunTrust Banks, Inc. succeeded STI as the Investment Adviser to those Funds. On July 1, 2000, SunTrust Banks, Inc. reorganized its money management units, including those of SunTrust Bank, into Trusco Capital Management, Inc. As a result, Trusco now serves as the Investment Adviser to each STI Classic Fund.

28 PROSPECTUS


INVESTMENT ADVISER AND PORTFOLIO MANAGERS

PORTFOLIO MANAGERS


The Balanced Fund is co-managed by Mr. Robert J. Rhodes, CFA, Mr. Earl L. Denney, CFA, and Mr. Dave E. West, CFA. Mr. Rhodes manages the equity portion of the Fund. Mr. Denney and Mr. West co-manage the fixed-income portion of the Fund. Mr. Rhodes has also managed the Core Equity Fund since it began operating in September 1999 and the Capital Appreciation Fund since June 2000. Mr. Rhodes is an Executive Vice President and head of the Equity Funds group at Trusco. Mr. Rhodes has been employed by Trusco since 1973 and was Director of Research at Trusco from 1980 to 2000. Mr. Rhodes has more than 27 years of investment experience. Mr. West has served as a Managing Director of STI and has worked there since 1985. In January 2000, Mr. West was named Managing Director of SunTrust Bank and is now a Managing Director of Trusco. Mr. West has more than 14 years of investment experience. Mr. Denney has served as Managing Director of STI since 1983. In January 2000 Mr. Denny was named Managing Director of SunTrust Bank and is now a Managing Director of Trusco. Mr. Denney has more than 21 years of investment experience.

Mr. Alan S. Kelley has served as a Vice President of Trusco since July 2000. He has managed the E-Commerce Opportunity Fund since it began operating in September 1999. Prior to joining Trusco, Mr. Kelley served as a Portfolio Manager with SunTrust Bank, Atlanta from 1995 to 1999. He has more than 7 years of investment experience.

Mr. Jeffrey E. Markunas, CFA, has served as Lead Portfolio Manager of the Growth and Income Fund since it began operating in September 1992. From 1992 until July 2000, he served as Senior Vice President and Director of Equity Management for Crestar Asset Management Company. Additionally, he was named Senior Vice President of Trusco in January 1999 and Managing Director in July 2000. Mr. Markunas has more than 17 years of investment experience.

The International Equity Index Fund is managed by Mr. Chad Deakins, CFA, and co-managed Mr. Robert J. Rhodes, CFA. Mr. Deakins serves as a Vice President of Trusco and has worked there since 1996. He has co-managed the International Equity Index Fund since February 1999. Mr. Deakins has also managed the International Equity Fund since May 2000. Prior to joining Trusco, Mr. Deakins worked at SunTrust Bank. He has more than 6 years of investment experience. Mr. Rhodes is an Executive Vice President and head of the Equity Funds group at Trusco. Mr. Rhodes has been employed by Trusco since 1973 and was Director of Research at Trusco from 1980 to 2000. Mr. Rhodes has co-managed the International Equity Index Fund since it began operating in June 1994. Mr. Rhodes has more than 27 years of investment experience.

Mr. John Hamlin has served as a Vice President of Trusco since July 2000, after serving as a Portfolio Manager of STI since March 1999. He has managed the Mid-Cap Equity Fund since April 1999. Prior to joining STI, Mr. Hamlin served as Portfolio Manager at Phoenix Investment Counsel, Inc. from 1992 to 1999. He has more than 11 years of investment experience.

Mr. Mark D. Garfinkel, CFA, has served as a Portfolio Manager of Trusco since 1994. He has managed the Small Cap Growth Stock Fund since it began operating in October 1998. He has more than 13 years of investment experience.

Mr. Brett Barner, CFA, has served as a Vice President of Trusco since July 2000, after serving as a Managing Director of STI since 1994. He has managed the Small Cap Value Equity Fund since it began operating in January 1997. He has more than 16 years of investment experience.

Mr. Jonathan Mote, CFA, CFP, has served as a Portfolio Manager of Trusco since August 1998. He has managed the Tax Sensitive Growth Stock Fund since it began operating in December 1998. Prior to joining Trusco, Mr. Mote served as a Portfolio Manager with SunTrust Banks. He has more than 15 years of investment experience.

                                                                   PROSPECTUS 29

                                              PURCHASING AND SELLING FUND SHARES



The Value Income Stock Fund is co-managed by Mr. Mills Riddick, CFA, and Mr. Dan Lewis. Mr. Riddick has served as a Managing Director of Trusco since July 2000, after serving as a Managing Director of STI since 1994. He has managed the Value Income Stock Fund since April 1995. Mr. Riddick has more than 18 years of investment experience. Mr. Lewis has served as a Portfolio Manager of Trusco since July 2000, after serving as a Portfolio Manager for STI since 1993. He has been an analyst of the Value Income Stock Fund since 1995. He has more than 9 years of investment experience.



[HANDS GRAPHIC OMITTED]
PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Trust Shares of the Funds.

HOW TO PURCHASE FUND SHARES

The Funds offer Trust Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase Trust Shares through accounts made with financial institutions and potentially through the Investor's Advantage Account (an asset allocation account available through SunTrust Securities, Inc.). Trust Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Trust Shares. The Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.


WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV for each Fund, generally the Funds must receive your purchase order before 4:00 p.m. Eastern time.

FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES, AND OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.


HOW THE FUNDS CALCULATE NAV

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot purchase or sell Fund shares.


NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

30 PROSPECTUS

DIVIDENDS AND DISTRIBUTIONS


HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

Holders of Trust Shares may sell shares by following the procedures established when they opened their account or accounts with the Funds or with their financial institution or intermediary. The sale price of each share will be the next NAV determined after the Funds receive your request.


RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after the Funds receive your request, but it may take up to seven days.


REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.


TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.


DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its income as follows:

QUARTERLY
-------------------------------------------------------------------------------
BALANCED FUND
CAPITAL APPRECIATION FUND
CORE EQUITY FUND
E-COMMERCE OPPORTUNITY FUND
GROWTH AND INCOME FUND
MID-CAP EQUITY FUND
SMALL CAP GROWTH STOCK FUND
SMALL CAP VALUE EQUITY FUND
TAX SENSITIVE GROWTH STOCK FUND
VALUE INCOME STOCK FUND

ANNUALLY
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
INTERNATIONAL EQUITY INDEX FUND

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receives your written notice. To cancel your election, simply send the Funds written notice.

                                                                   PROSPECTUS 31

                                                                           TAXES

TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

The International Equity Fund and International Equity Index Fund may be able to pass along a tax credit for foreign income taxes they pay. Each Fund will notify you if it gives you the credit.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

32  PROSPECTUS

FINANCIAL HIGHLIGHTS


FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Investor and Flex Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information for each Fund, except the Growth and Income Fund for the periods ended prior to May 31, 1999, have been audited by Arthur Andersen LLP, independent public accountants. The financial highlights for the Growth and Income Fund for the periods ended prior to May 31, 1999 have been audited by Deloitte & Touche LLP, independent public accountants. The reports of Arthur Andersen LLP, along with each Fund's financial statements, appears in the annual report that accompanies the Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-428-6970.

For the Periods Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods



                                                 NET REALIZED
                 NET ASSET         NET               AND           DISTRIBUTIONS
                   VALUE        INVESTMENT        UNREALIZED         FROM NET        DISTRIBUTIONS       NET ASSET
                 BEGINNING        INCOME        GAINS (LOSSES)       INVESTMENT      FROM REALIZED       VALUE END      TOTAL
                 OF PERIOD        (LOSS)        ON INVESTMENTS        INCOME         CAPITAL GAINS       OF PERIOD     RETURN (+)
                 ---------      ----------     ---------------     -------------     --------------      ---------     ----------

-------------
BALANCED FUND
-------------
  Trust Shares
    2000 ........ $13.26           $0.32             $0.33            $(0.30)           $(0.24)           $13.37          5.02%
    1999 ........  13.09            0.28              1.09             (0.28)            (0.92)            13.26         10.98
    1998 ........  11.94            0.31              2.19             (0.32)            (1.03)            13.09         22.15
    1997 ........  11.55            0.33              1.47             (0.32)            (1.09)            11.94         16.66
    1996 ........  10.26            0.33              1.41             (0.34)            (0.11)            11.55         17.26
    1995 ........   9.76            0.33              0.49             (0.32)               --             10.26          8.72

-------------------------
CAPITAL APPRECIATION FUND
-------------------------
  Trust Shares
    2000 ........ $16.62           $0.02             $1.40            $   --            $(0.92)           $17.12          8.98%
    1999 ........  16.48            0.05              2.70             (0.06)            (2.55)            16.62         17.83
    1998 ........  15.09            0.09              3.96             (0.09)            (2.57)            16.48         29.51
    1997 ........  14.90            0.12              3.13             (0.12)            (2.94)            15.09         24.66
    1996 ........  12.18            0.12              3.32             (0.13)            (0.59)            14.90         28.97

----------------
CORE EQUITY FUND
----------------
  Trust Shares
    2000(1) ..... $10.00          $(0.02)            $1.13            $   --            $   --            $11.11         11.10%

---------------------------
E-COMMERCE OPPORTUNITY FUND
---------------------------
  Trust Shares
    2000(1) ..... $10.00          $(0.04)            $5.91            $   --            $   --            $15.87         58.70%

--------------------------
GROWTH AND INCOME FUND (A)
--------------------------
  Trust Shares
    2000 ........ $16.09           $0.11             $0.55            $(0.10)           $(1.12)           $15.53          4.11%
    1999(2) .....  15.10            0.04              1.97             (0.02)            (1.00)            16.09         14.24
  For the years ended November 30:
    1998 ........  16.55            0.09              1.64             (0.09)            (3.09)            15.10         13.64
    1997 ........  13.39            0.14              3.24             (0.15)            (0.07)            16.55         25.41
    1996 ........  11.60            0.17              2.38             (0.17)            (0.59)            13.39         22.68













                                                                                              RATIO OF NET
                                                        RATIO OF              RATIO OF         INVESTMENT
                                                           NET              EXPENSES TO      INCOME (LOSS) TO
                                         RATIO OF      INVESTMENT           AVERAGE NET        AVERAGE NET
                   NET ASSETS          EXPENSES TO    INCOME (LOSS)      ASSETS (EXCLUDING   ASSETS (EXCLUDING   PORTFOLIO
                     END OF             AVERAGE        TO AVERAGE          WAIVERS AND         WAIVERS AND       TURNOVER
                  PERIOD (000)         NET ASSETS      NET ASSETS         REIMBURSEMENTS)    REIMBURSEMENTS)      RATE
                  ------------         -----------    -------------      -----------------   -----------------   ---------

-------------
BALANCED FUND
-------------
  Trust Shares
    2000 ........   $223,634              0.97%           2.39%                 1.07%             2.29%            182%
    1999 ........    251,752              0.97            2.19                  1.06              2.10             179
    1998 ........    188,465              0.96            2.51                  1.08              2.39             154
    1997 ........    151,358              0.95            2.89                  1.08              2.76             197
    1996 ........    111,638              0.95            3.00                  1.09              2.86             155
    1995 ........     89,051              0.95            3.44                  1.11              3.28             157

-------------------------
CAPITAL APPRECIATION FUND
-------------------------
  Trust Shares
    2000 ........ $1,296,927              1.17%           0.10%                 1.26%             0.01%            129%
    1999 ........  1,966,842              1.17            0.29                  1.26              0.20             147
    1998 ........  1,532,587              1.16            0.61                  1.27              0.50             194
    1997 ........  1,085,128              1.15            0.83                  1.25              0.73             141
    1996 ........    981,498              1.15            0.90                  1.27              0.78             156

----------------
CORE EQUITY FUND
----------------
  Trust Shares
    2000(1) ..... $151,421               1.20%          (0.30)%                1.27%            (0.37)%            44%

---------------------------
E-COMMERCE OPPORTUNITY FUND
---------------------------
  Trust Shares
    2000(1) ..... $106,425               1.20%          (0.54)%                1.34%            (0.68)%           250%

--------------------------
GROWTH AND INCOME FUND (A)
--------------------------
  Trust Shares
    2000 ........ $885,109               1.01%           0.76%                 1.01%             0.76%             53%
    1999(2) .....  634,279               1.14            0.49                  1.43              0.20              31
  For the years ended November 30:
    1998 ........  577,042               1.03            0.63                  1.21              0.45              71
    1997 ........  590,824               1.02            0.92                  1.17              0.77             100
    1996 ........  553,648               1.02            1.38                  1.17              1.23              82


(+) Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads.
(1) Commenced operations on June 14, 1995. All ratios for the period have been annualized.
(2) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(A) On May 24, 1999, the CrestFunds Value Fund exchanged all of its assets and certain liabilities for shares of the Growth and Income Fund. The
    CrestFunds Value Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

Amounts designated as "--" are either $0 or round to $0.

                                                                   PROSPECTUS 33

                                                            FINANCIAL HIGHLIGHTS



                                                 NET REALIZED
                 NET ASSET         NET               AND           DISTRIBUTIONS
                   VALUE        INVESTMENT        UNREALIZED         FROM NET        DISTRIBUTIONS       NET ASSET
                 BEGINNING        INCOME        GAINS (LOSSES)       INVESTMENT      FROM REALIZED       VALUE END      TOTAL
                 OF PERIOD        (LOSS)        ON INVESTMENTS        INCOME         CAPITAL GAINS       OF PERIOD     RETURN (+)
                 ---------      ----------     ---------------     -------------     --------------      ---------     ----------

-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  Trust Shares
    2000 ........ $12.97          $(0.10)            $1.42            $(0.07)           $(1.66)           $12.56       10.58%
    1999 ........  15.00              --             (1.14)            (0.05)            (0.84)            12.97       (7.43)
    1998 ........  13.63            0.04              2.69             (0.04)            (1.32)            15.00       21.87
    1997 ........  11.40            0.03              2.57             (0.02)            (0.35)            13.63       23.29
    1996(3) .....  10.00            0.05              1.35                --                --             11.40       14.00

-------------------------------
INTERNATIONAL EQUITY INDEX FUND
-------------------------------
  Trust Shares
    2000 ........ $11.82          $ 0.16            $ 2.13            $(0.03)           $(0.11)           $13.97       19.36%
    1999 ........  13.31            0.09              0.85             (0.24)            (2.19)            11.82        7.87
    1998 ........  11.34            0.11              2.65             (0.11)            (0.68)            13.31       25.82
    1997 ........  10.96            0.10              0.69             (0.11)            (0.30)            11.34        7.48
    1996 ........  10.24            0.10              0.84             (0.13)            (0.09)            10.96        9.29

-------------------
MID-CAP EQUITY FUND
-------------------
  Trust Shares
    2000 ........ $12.68          $(0.04)           $ 2.32            $   --            $(0.86)           $14.10       19.10%
    1999 ........  13.79            0.01              0.07                --             (1.19)            12.68        1.61
    1998 ........  13.21              --              2.54                --             (1.96)            13.79       21.14
    1997 ........  12.76            0.03              1.69             (0.05)            (1.22)            13.21       14.23
    1996 ........  11.00            0.08              2.63             (0.08)            (0.87)            12.76       25.54

---------------------------
SMALL CAP GROWTH STOCK FUND
---------------------------
  Trust Shares
    2000 ........ $14.55          $(0.08)           $ 4.02            $   --            $(0.19)           $18.30       27.24%
    1999(4) .....  10.00           (0.05)             4.62                --             (0.02)            14.55       45.70

---------------------------
SMALL CAP VALUE EQUITY FUND
---------------------------
  Trust Shares
    2000 ........ $ 9.70          $ 0.13            $(0.59)           $(0.11)           $   --            $ 9.13       (4.72)%
    1999 ........  12.88            0.13             (2.57)            (0.13)            (0.61)             9.70      (18.72)
    1998 ........  11.07            0.14              2.41             (0.12)            (0.62)            12.88       23.59
    1997(5) .....  10.00            0.05              1.04             (0.02)               --             11.07       10.97

-------------------------------
TAX SENSITIVE GROWTH STOCK FUND
-------------------------------
  Trust Shares
    2000 ........ $29.96           $0.02             $3.12            $   --            $   --            $33.10       10.48%
    1999(6) .....  25.61            0.02              4.34             (0.01)               --             29.96       17.04

-----------------------
VALUE INCOME STOCK FUND
-----------------------
  Trust Shares
    2000 ........ $12.85          $ 0.23            $(1.49)           $(0.22)           $(0.99)           $10.38      (10.52)%
    1999 ........  13.90            0.24              1.02             (0.24)            (2.07)            12.85       11.13
    1998 ........  13.71            0.26              2.62             (0.27)            (2.42)            13.90       23.10
    1997 ........  13.15            0.30              2.32             (0.30)            (1.76)            13.71       22.18
    1996 ........  11.59            0.35              2.71             (0.34)            (1.16)            13.15       27.91


















                                                                                           RATIO OF NET
                                                        RATIO OF           RATIO OF         INVESTMENT
                                                           NET            EXPENSES TO      INCOME (LOSS) TO
                                         RATIO OF      INVESTMENT         AVERAGE NET        AVERAGE NET
                   NET ASSETS          EXPENSES TO    INCOME (LOSS)    ASSETS (EXCLUDING   ASSETS (EXCLUDING   PORTFOLIO
                     END OF             AVERAGE        TO AVERAGE        WAIVERS AND         WAIVERS AND       TURNOVER
                  PERIOD (000)         NET ASSETS      NET ASSETS       REIMBURSEMENTS)    REIMBURSEMENTS)      RATE
                  ------------         -----------    -------------    -----------------   -----------------   ---------

-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  Trust Shares
    2000 ........ $   299,100              1.48%           0.59%             1.48%              0.59%            179%
    1999 ........     573,255              1.48            0.68              1.53               0.63             161
    1998 ........     628,870              1.47            0.61              1.48               0.60             108
    1997 ........     489,325              1.46            0.51              1.51               0.46             139
    1996(3) .....     213,306              1.46            1.36              1.65               1.17             113

-------------------------------
INTERNATIONAL EQUITY INDEX FUND
-------------------------------
  Trust Shares
    2000 ........ $   340,853              1.07%           0.83%             1.18%              0.72%              9%
    1999 ........      74,616              1.07            0.69              1.18               0.58              32
    1998 ........      56,200              1.06            0.88              1.18               0.76               1
    1997 ........      53,516              1.05            0.71              1.15               0.61               2
    1996 ........      90,980              1.05            0.84              1.19               0.70              30

-------------------
MID-CAP EQUITY FUND
-------------------
  Trust Shares
    2000 ........ $   206,545              1.17%             --%             1.25%             (0.08)%           131%
    1999 ........     254,055              1.17           (0.47)             1.28              (0.58)             76
    1998 ........     337,825              1.16           (0.29)             1.27              (0.40)            129
    1997 ........     287,370              1.15            0.23              1.26               0.12             152
    1996 ........     253,905              1.15            0.70              1.29               0.56             116

---------------------------
SMALL CAP GROWTH STOCK FUND
---------------------------
  Trust Shares
    2000 ........ $   431,478              1.20%          (0.86)%            1.23%             (0.89)%           110%
    1999(4) .....     152,290              1.20           (0.48)             1.49              (0.77)             75

---------------------------
SMALL CAP VALUE EQUITY FUND
---------------------------
  Trust Shares
    2000 ........ $   212,074              1.22%           1.31%             1.25%              1.28%             65%
    1999 ........     301,984              1.22            1.27              1.27               1.22              63
    1998 ........     390,841              1.21            1.07              1.31               0.97              55
    1997(5) .....     131,049              1.20            1.86              1.37               1.69              27

-------------------------------
TAX SENSITIVE GROWTH STOCK FUND
-------------------------------
  Trust Shares
    2000 ........ $   710,179              1.20%           0.13%             1.26%              0.07%             30%
    1999(6) .....     223,543              1.20            0.21              1.34               0.07              18

-----------------------
VALUE INCOME STOCK FUND
-----------------------
  Trust Shares
    2000 ........ $   921,797              0.89%           2.02%             0.89%              2.02%             62%
    1999 ........   1,589,951              0.92            1.91              0.92               1.91              69
    1998 ........   1,725,418              0.92            1.85              0.92               1.85              99
    1997 ........   1,488,062              0.91            2.40              0.91               2.40             105
    1996 ........   1,244,399              0.92            2.86              0.92               2.86             134

(+) Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
(3) Commenced operations on December 1, 1995. All ratios for the period have been annualized.
(4) Commenced operations on January 31, 1997. All ratios for the period have been annualized.
(5) Commenced operations on October 8, 1998. All ratios for the period have been annualized.
(6) Commenced operations on December 11, 1998. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or round to $0.


34 PROSPECTUS

NOTES

                                                                   PROSPECTUS 35

                                                                           NOTES

36 PROSPECTUS

NOTES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

38 PROSPECTUS

HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS


INVESTMENT ADVISER


Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303



DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated October 1, 2000, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.



ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:


BY TELEPHONE: Call 1-800-428-6970


BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                                                       XXX-XX-XX

                                                                        XXXXXXXX

STI CLASSIC FUNDS-EQUITY FUNDS
FLEX AND INVESTOR SHARES

PROSPECTUS


   OCTOBER 1, 2000



   BALANCED FUND

   CAPITAL APPRECIATION FUND

   CORE EQUITY FUND

   E-COMMERCE OPPORTUNITY FUND

   GROWTH AND INCOME FUND

   INTERNATIONAL EQUITY FUND

   INTERNATIONAL EQUITY INDEX FUND

   MID-CAP EQUITY FUND

   SMALL CAP GROWTH STOCK FUND

   SMALL CAP VALUE EQUITY FUND
     (FORMERLY SMALL CAP EQUITY FUND)

   TAX SENSITIVE GROWTH STOCK FUND

   VALUE INCOME STOCK FUND


   INVESTMENT ADVISER
   TO THE FUNDS:

   TRUSCO CAPITAL MANAGEMENT, INC.
   (the "Adviser")

[STI Logo Omitted]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS


ABOUT THIS PROSPECTUS


The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Investor Shares and Flex Shares of the Equity Funds that you should know before investing. Please read this prospectus and keep it for future reference.

Investor Shares and Flex Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

INVESTOR SHARES                        FLEX SHARES
[bullet] Front-end sales charge        [bullet] Contingent deferred sales charge
[bullet] 12b-1 fees                    [bullet] Higher 12b-1 fees
[bullet] $2,000 minimum initial        [bullet] $5,000 minimum initial
         investment                             investment


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:



 2 BALANCED FUND
 4 CAPITAL APPRECIATION FUND
 6 CORE EQUITY FUND
 8 E-COMMERCE OPPORTUNITY FUND
10 GROWTH AND INCOME FUND
12 INTERNATIONAL EQUITY FUND
14 INTERNATIONAL EQUITY INDEX FUND
16 MID-CAP EQUITY FUND
18 SMALL CAP GROWTH STOCK FUND
20 SMALL CAP VALUE EQUITY FUND
22 TAX SENSITIVE GROWTH STOCK FUND
24 VALUE INCOME STOCK FUND
26 MORE INFORMATION ABOUT RISK
27 MORE INFORMATION ABOUT FUND INVESTMENTS
27 INVESTMENT ADVISER AND PORTFOLIO MANAGERS
29 PURCHASING, SELLING AND EXCHANGING FUND SHARES
34 DIVIDENDS, DISTRIBUTIONS AND TAXES
35 FINANCIAL HIGHLIGHTS
42 HOW TO OBTAIN MORE INFORMATION ABOUT
   THE STI CLASSIC FUNDS

--------------------------------------------------------------------------------
[BRIEFCASE GRAPHIC OMITTED] FUND SUMMARY
[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY
[INNERTUBE GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING?
[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION
[CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES
[MOUNTAINTOP GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS
[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER
[HANDSHAKE GRAPHIC OMITTED] PURCHASING, SELLING AND EXCHANGING FUND SHARES [DOLLAR GRAPHIC OMITTED] SALES CHARGES
--------------------------------------------------------------------------------

OCTOBER 1, 2000

                                                                    PROSPECTUS 1

                                     RISK/RETURN INFORMATION COMMON TO THE FUNDS


Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2  PROSPECTUS

BALANCED FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOALS                 Capital appreciation and current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS
    PRIMARY                      U.S. common stocks
    SECONDARY                    Bonds
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY           Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY    Attempts to identify companies with a history
                                 of earnings growth and bonds with minimal risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                 Investors who want income from their
                                 investment, as well as an increase in its value
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Balanced Fund invests in common and preferred stocks, convertible securities, U.S. government obligations and investment grade corporate bonds. In selecting stocks for the Fund, the Adviser attempts to identify high-quality companies with a history of above average earnings growth. In selecting bonds, the Adviser tries to minimize risk while attempting to outperform selected market indices. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*


[Bar Chart Omitted]
Plot points are as follows:

         25.08%      11.85%      20.71%      19.21%     4.31%
          1995        1996        1997        1998       1999


            BEST QUARTER              WORST QUARTER
               12.52%                    -5.81%
             (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 4.06%.

                                                                    PROSPECTUS 3

                                                                   BALANCED FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999 TO THOSE OF THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX AND THE S&P 500 INDEX.

INVESTOR SHARES         1 YEAR      5 YEARS   SINCE INCEPTION
-------------------------------------------------------------
Balanced Fund            4.31%      16.00%       12.23%*
-------------------------------------------------------------
Lehman Brothers
U.S. Government/
Credit Index            -2.15%       7.60%        5.67%**
-------------------------------------------------------------
S&P 500 Index           21.04%      28.55%       23.55%**
-------------------------------------------------------------
 * SINCE 1/3/94
** SINCE 12/31/93

FLEX SHARES             1 YEAR     SINCE INCEPTION
-------------------------------------------------------------
Balanced Fund               3.51%      13.88%*
-------------------------------------------------------------
Lehman Brothers
U.S. Government/
Credit Index               -2.15%       5.90%**
-------------------------------------------------------------
S&P 500 Index              21.04%      26.98%**
-------------------------------------------------------------
* SINCE 6/14/95  ** SINCE 5/31/95


[CHART GRAPHIC OMITTTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                 INVESTOR SHARES     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*             3.75%               None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)**           None                2.00%

* THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                           0.95%             0.95%
Distribution and Service (12b-1) Fees              0.28%             1.00%
Other Expenses                                     0.28%             0.23%
                                                   ----              -----
Total Annual Fund Operating Expenses               1.51%             2.18%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $523       $834     $1,168    $2,109
Flex Shares            $421       $682     $1,169    $2,513

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $523       $834     $1,168    $2,109
Flex Shares            $221       $682     $1,169    $2,513

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 0.92%, 0.13% and 1.33%, respectively. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 0.92%, 0.94% and 2.09%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

4  PROSPECTUS

CAPITAL APPRECIATION FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY

INVESTMENT GOAL                 Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY          Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY   Attempts to identify companies with above
                                average growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE                Investors who want the value of their investment
                                to grow, but do not need to receive income on
                                their investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Capital Appreciation Fund invests primarily in U.S. common stocks and other equity securities that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. In selecting investments for the Fund, the Adviser chooses companies that it believes have above average growth potential. The Adviser's strategy focuses on large cap stocks with a strong growth history. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*



[Bar Chart Omitted]
Plot points are as follows:

           9.27%   -8.01%    30.33%    19.50%   30.34%   27.26%   9.06%
           1993     1994     1995      1996     1997     1998     1999

            BEST QUARTER              WORST QUARTER
               22.78%                    -11.26%
             (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 5.55%.

                                                                   PROSPECTUS  5

                                                       CAPITAL APPRECIATION FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1999, TO THOSE OF THE S&P 500 INDEX.

INVESTOR SHARES               1 YEAR      5 YEARS     SINCE INCEPTION
--------------------------------------------------------------------------------
Capital Appreciation Fund      9.06%       23.02%         17.09%*
--------------------------------------------------------------------------------
S&P 500 Index                 21.04%       28.55%         20.74%**
--------------------------------------------------------------------------------
 * SINCE 6/9/92
** SINCE 5/31/92

FLEX SHARES                   1 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
Capital Appreciation Fund      8.53%         21.73%*
--------------------------------------------------------------------------------
S&P 500 Index                 21.04%         26.98%**
--------------------------------------------------------------------------------
 * SINCE 6/1/95
** SINCE 5/31/95


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*               3.75%             None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)**             None              2.00%


* THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                  INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                          1.15%             1.15%
Distribution and Service (12b-1) Fees             0.68%             1.00%
Other Expenses                                    0.15%             0.24%
                                                  -----             -----
Total Annual Fund Operating Expenses              1.98%             2.39%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $568       $973     $1,402    $2,595
Flex Shares            $442       $745     $1,275    $2,726

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $568       $973     $1,402    $2,595
Flex Shares            $242       $745     $1,275    $2,726

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 1.13%, 0.60% and 1.88%, respectively. Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 1.13%, 0.98% and 2.35%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

6  PROSPECTUS

CORE EQUITY FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY

INVESTMENT GOAL                 Long-term capital growth
--------------------------------------------------------------------------------

INVESTMENT FOCUS                Common stocks of mid- to large-cap companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY          Moderate to high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY   Attempts to identify companies with superior
                                earnings trends
--------------------------------------------------------------------------------
INVESTOR PROFILE                Investors seeking long-term growth of capital
                                without regard to income who are willing to
                                accept more volatility for the possibility of
                                higher returns
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Core Equity Fund invests primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion. In selecting stocks for the Fund, the Adviser attempts to capture superior growth prospects based on earnings potential, profitability and other measures. These measures include growth characteristics such as whether a company makes significant investments in research and product development or whether a company is participating in rapidly expanding industries. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the Fund is subject to the risk that mid- to large-capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The Core Equity Fund commenced operations on September 30, 1999, and therefore does not have a performance history for a full calendar year.

                                                                   PROSPECTUS  7

                                                                CORE EQUITY FUND


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                                    FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                              None
Maximum Deferred Sales Charge (Load) (as a percentage of
   net asset value)*                                                2.00%

 * THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    FLEX SHARES
Investment Advisory Fees                                            1.10%
Distribution and Service (12b-1) Fees                               1.00%
Other Expenses                                                      0.60%
                                                                    -----
Total Annual Fund Operating Expenses                                2.70%


--------------------------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Flex Shares            $473       $838     $1,430    $3,032

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Flex Shares            $273       $838     $1,430    $3,032

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses are 1.10%, 0.55% and 2.25%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

8  PROSPECTUS

E-COMMERCE OPPORTUNITY FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                 Long-term capital growth
--------------------------------------------------------------------------------
INVESTMENT FOCUS                Common stocks of companies participating in
                                multiple electronic commerce market segments
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY          Very high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY   Attempts to identify companies utilizing
                                electronic commerce opportunities to achieve
                                above average growth
--------------------------------------------------------------------------------
INVESTOR PROFILE                Aggressive investors with long-term investment
                                goals who are willing to accept significant
                                volatility for the possibility of higher returns
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The E-Commerce Opportunity Fund invests primarily in common stocks of U.S. companies that are expected to benefit substantially from electronic commerce and achieve above average growth. The Fund defines electronic commerce, or e-commerce as conducting business through the use of computers, the Internet, telecommunication lines and other electronic means of information transfer. The Fund's holdings are generally diversified across three market segments. The first segment is comprised of corporations whose core line of business focuses on an emerging e-commerce market. The second segment consists of established technology companies that provide the infrastructure to support electronic commerce. The third segment includes established, non-tech companies that are expected to achieve substantial direct or indirect benefits from e-commerce. In selecting investments for the Fund, the Adviser focuses on a "bottom-up" analysis that evaluates the competitive advantages and market sustainability of individual companies. The Fund invests primarily in companies with market capitalizations over $1 billion, but may invest a portion of its assets in smaller companies. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Due to the focus of the Fund, many holdings share similar risk factors. Many companies in the portfolio have limited operating histories, function in rapidly changing business environments and trade at valuations which are significantly higher than average. As a result, the Fund's NAV may be more volatile than other, broadly diversified equity funds.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The E-Commerce Opportunity Fund commenced operations on September 30, 1999, and therefore does not have a performance history for a full calendar year.

                                                                   PROSPECTUS  9

                                                     E-COMMERCE OPPORTUNITY FUND


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES

Maximum Sales Charge (Load) Imposed on Purchases
    (as a percentage of offering price)                              None
Maximum Deferred Sales Charge (Load) (as a percentage of
    net asset value)*                                                2.00%

* THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Investment Advisory Fees                                             1.10%
Distribution and Service (12b-1) Fees                                1.00%
Other Expenses                                                       0.30%
                                                                     -----
Total Annual Fund Operating Expenses                                 2.40%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Flex Shares            $443       $748     $1,280    $2,736

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Flex Shares            $243       $748     $1,280    $2,736

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses are 1.10%, 0.85% and 2.25%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

10  PROSPECTUS

GROWTH AND INCOME FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOALS
    PRIMARY                   Long-term capital appreciation
    SECONDARY                 Current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS              Equity securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY        Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY Attempts to identify securities of companies with market capitalizations of at least $1 billion with
                              attractive valuation and/or above average earnings
                              potential relative either to their sectors or the
                              market as a whole
--------------------------------------------------------------------------------
INVESTOR PROFILE              Investors who are looking for capital appreciation
                              potential and income with less volatility than the
                              equity markets as a whole
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Growth and Income Fund invests primarily in equity securities, including common stock and listed American Depositary Receipts (ADRs), of domestic and foreign companies with market capitalizations of at least $1 billion. However, the average market capitalization can vary throughout a full market cycle and will be flexible to allow the Adviser to capture market opportunities. The Adviser uses a quantitative screening process to identify companies with an attractive fundamental profile. The portfolio management team selects stocks of companies with strong financial quality and above average earnings momentum to secure the best relative values in each economic sector.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*


[Bar Chart Omitted]
Plot points are as follows:

           -0.91%     29.45%    19.12%    27.58%   18.25%   14.10%
            1994       1995      1996      1997     1998     1999

                 BEST QUARTER              WORST QUARTER
                   17.35%                    -10.35%
                 (6/30/97)                  (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS -0.43%.

                                                                  PROSPECTUS  11

                                                          GROWTH AND INCOME FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE S&P 500/BARRA VALUE INDEX. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P 500 INDEX, BUT THE ADVISER BELIEVES THAT S&P 500/BARRA VALUE INDEX, BECAUSE OF ITS GREATER EMPHASIS ON LARGE CAP VALUE STOCKS, MORE ACCURATELY REFLECTS THE TYPE OF SECURITIES IN WHICH THE FUND INVESTS.

INVESTOR SHARES          1 YEAR      5 YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------
Growth and
Income Fund              14.10%      21.56%        16.57%*
--------------------------------------------------------------------------------
S&P 500/
BARRA Value Index        12.72%      22.94%        18.16%**
--------------------------------------------------------------------------------
S&P 500 Index            21.04%      28.55%        22.37%**
--------------------------------------------------------------------------------
* SINCE 5/7/93  ** SINCE 4/30/93

FLEX SHARES                          1 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------
Growth and Income Fund               13.30%      19.73%*
--------------------------------------------------------------------------------
S&P 500/ BARRA Value Index           12.72%      21.89%**
--------------------------------------------------------------------------------
S&P 500 Index                        21.04%      27.74%**
--------------------------------------------------------------------------------
* SINCE 4/5/95  ** SINCE 3/31/95


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The previous index, the S&P 500 Index, is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings. The S&P 500/BARRA Value Index is a widely-recognized index of the stocks in the S&P 500 Index that have lower price-to-book ratios.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*               3.75%             None

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)**             None              2.00%

* THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                  INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                          0.90%             0.90%
Distribution and Service (12b-1) Fees             0.25%             1.00%
Other Expenses                                    0.21%             0.25%
                                                  -----             -----
Total Annual Fund Operating Expenses              1.36%             2.15%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $508       $790     $1,092    $1,949
Flex Shares            $418       $673     $1,154    $2,483

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $508       $790     $1,092    $1,949
Flex Shares            $218       $673     $1,154    $2,483

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 0.90%, 0.07% and 1.18%, respectively. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 0.90%, 0.78% and 1.93%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

12  PROSPECTUS

INTERNATIONAL EQUITY FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY



INVESTMENT GOAL                 Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                Foreign common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY          High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY   Attempts to identify companies with good
                                fundamentals or a history of consistent growth
--------------------------------------------------------------------------------
INVESTOR PROFILE                Investors who want an increase in the value of
                                their investment without regard to income, are
                                willing to accept the increased risks of
                                international investing for the possibility of
                                higher returns, and want exposure to a
                                diversified portfolio of international stocks
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The International Equity Fund invests primarily in common stocks and other equity securities of foreign companies. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Adviser's "bottom-up" approach to stock selection focuses on individual stocks and fundamental characteristics of companies. The Adviser's goal is to find companies with top management, quality products and sound financial positions, or a history of consistent growth in cash flows, sales, operating profits, returns on equity and returns on invested capital. In selecting investments for the Fund, the Adviser diversifies the Fund's investments among at least three foreign countries. Due to the Fund's investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.



[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity market or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The periods prior to December 1995, when the Fund began operating, represent the performance of the Adviser's similarly managed collective investment fund. This past performance has been adjusted to reflect current expenses for Trust Shares of the Fund. The periods from December 1995 to January 1996 represent the performance of the Trust Shares of the Fund. Trust Shares have lower expenses than Investor and Flex Shares, which results in higher performance shown below. The Adviser's collective fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the collective fund's performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE PERIODS FROM JANUARY 1996 TO THE PRESENT REPRESENT THE PERFORMANCE OF THE INVESTOR SHARES OF THE FUND. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

[Bar Chart Omitted]
Plot points are as follows:

          21.58%     13.01%    10.69%     9.05%
           1996       1997      1998      1999

            BEST QUARTER              WORST QUARTER
               16.74%                    -18.33%
             (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 3.69%.

                                                                  PROSPECTUS  13

                                                       INTERNATIONAL EQUITY FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST (MSCI EAFE) INDEX.

INVESTOR SHARES                   1 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
International Equity Fund          9.05%          18.40%*
--------------------------------------------------------------------------------
MSCI EAFE Index                   26.96%          13.97%*
--------------------------------------------------------------------------------
* SINCE 1/31/95

FLEX SHARES                       1 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
International Equity Fund          8.27%          17.76%*
--------------------------------------------------------------------------------
MSCI EAFE Index                   26.96%          13.97%*
--------------------------------------------------------------------------------
* SINCE 1/31/95


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (larger market capitalizations have more influence than smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The country weighting of the Index is calculated using the market capitalization of each of the various countries, and then with respect to the market capitalization of the various companies operating in each country.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*               3.75%             None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)**             None              2.00%

* THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                           1.25%             1.25%
Distribution and Service (12b-1) Fees              0.33%             1.00%
Other Expenses                                     0.37%             0.49%
                                                   -----             -----
Total Annual Fund Operating Expenses               1.95%             2.74%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $566       $964     $1,388    $2,564
Flex Shares            $477       $850     $1,450    $3,070

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $566       $964     $1,388    $2,564
Flex Shares            $277       $850     $1,450    $3,070

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 1.25%, 0.21% and 1.83%, respectively. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 1.25%, 0.79% and 2.53%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

14  PROSPECTUS

INTERNATIONAL EQUITY INDEX FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                  Investment results that correspond to the
                                 performance of the MSCI EAFE-GDP Weighted Index
--------------------------------------------------------------------------------
INVESTMENT FOCUS                 Foreign common stocks in the MSCI EAFE-GDP
                                 Weighted Index
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY           High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY    Statistical analysis to track the Index
--------------------------------------------------------------------------------
INVESTOR PROFILE                 Aggressive investors who want exposure to
                                 foreign markets and are willing to accept the
                                 increased risks of foreign investing for the
                                 possibility of higher returns
--------------------------------------------------------------------------------



[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The International Equity Index Fund invests primarily in common stocks of foreign companies. In selecting investments for the Fund, the Adviser chooses companies included in the MSCI EAFE-GDP Weighted Index, an index of equity securities of companies located in Europe, Australasia and the Far East. While the Fund is structured to have overall investment characteristics similar to those of the Index, it selects a sample of stocks within the index using a statistical process. So, the Fund will not hold all stocks included in the index.



[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity market or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

In addition to the above mentioned risks, the Adviser may not be able to match the performance of the Fund's benchmark.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*


[Bar Chart Omitted]
Plot points are as follows:

        10.20%      5.78%     8.44%    29.68%   29.97%
         1995       1996      1997      1998     1999

            BEST QUARTER              WORST QUARTER
               21.20%                    -13.09%
             (12/13/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS -5.07%.

                                                                  PROSPECTUS  15

                                                 INTERNATIONAL EQUITY INDEX FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST-GROSS DOMESTIC PRODUCT (MSCI EAFE-GDP) WEIGHTED INDEX.

INVESTOR SHARES                       1 YEAR    5 YEARS  SINCE INCEPTION
--------------------------------------------------------------------------------
International Equity
Index Fund                            29.97%    16.33%       13.95%*
--------------------------------------------------------------------------------
MSCI EAFE-GDP
Weighted Index
(Price Return)                        29.49%    14.45%       12.59%**
--------------------------------------------------------------------------------
* SINCE 6/6/94  ** SINCE 5/31/94

FLEX SHARES                           1 YEAR  SINCE INCEPTION
--------------------------------------------------------------------------------
International Equity Index Fund        29.15%      15.99%*
--------------------------------------------------------------------------------
MSCI EAFE-GDP Weighted Index
(Price Return)                         29.49%      14.74%**
--------------------------------------------------------------------------------
* SINCE 6/8/95  ** SINCE 5/31/95


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE-GDP Weighted Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The country weighting of the Index is calculated using the gross domestic product of each of the various countries and then with respect to the market capitalization of the various companies operating in each country.




[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.
--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*               3.75%             None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)**             None              2.00%

* THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                           0.90%             0.90%
Distribution and Service (12b-1) Fees              0.38%             1.00%
Other Expenses                                     0.51%             0.71%
                                                   -----             -----
Total Annual Fund Operating Expenses               1.79%             2.61%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $550       $917     $1,308    $2,401
Flex Shares            $464       $811     $1,385    $2,944

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $550       $917     $1,308    $2,401
Flex Shares            $264       $811     $1,385    $2,944

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 0.81%, 0.17% and 1.49%, respectively. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 0.81%, 0.62% and 2.14%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

16  PROSPECTUS

MID-CAP EQUITY FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY

INVESTMENT GOAL                  Capital appreciation
--------------------------------------------------------------------------------

INVESTMENT FOCUS                 U.S. mid-cap common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY           Moderate to high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY    Attempts to identify companies with above
                                 average growth potential at an attractive price
--------------------------------------------------------------------------------
INVESTOR PROFILE                 Investors who want the value of their
                                 investment to grow and who are willing to
                                 accept more volatility for the possibility of
                                 higher returns
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Mid-Cap Equity Fund invests primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies. In selecting investments for the Fund, the Adviser primarily chooses companies that have small- to mid-sized market capitalizations (I.E., companies with market capitalizations of $500 million to $10 billion and companies in the S&P 400 Mid Cap Index) and that have above average growth potentials at attractive prices. The Adviser evaluates companies based on their industry sectors and the market in general. The Fund maintains holdings in the industries that appear to perform best during a given business cycle. The Adviser analyzes companies that are in favored industries based on their fundamental characteristics, such as growth rates and earnings. The Adviser does not consider current income in selecting investments for the Fund.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that mid-cap common stocks may underperform other segments of the equity market or the equity markets as a whole.


The small- to-mid-sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.



[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*


[Bar Chart Omitted]
Plot points are as follows:

       30.57%     14.93%    20.67%     5.98%   15.69%
        1995       1996      1997      1998     1999

            BEST QUARTER              WORST QUARTER
               24.52%                    -20.00%
             (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 9.50%.

                                                                  PROSPECTUS  17

                                                             MID-CAP EQUITY FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE S&P 400 MID CAP INDEX.

INVESTOR SHARES             1 YEAR    5 YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------
Mid-Cap Equity Fund         15.69%     17.29%       14.01%*
--------------------------------------------------------------------------------
S&P 400 Mid Cap Index       14.72%     23.04%       17.96%*
--------------------------------------------------------------------------------
* SINCE 1/31/94

FLEX SHARES                    1 YEAR    SINCE INCEPTION
--------------------------------------------------------------------------------
Mid-Cap Equity Fund            14.97%       15.04%*
--------------------------------------------------------------------------------
S&P 400 Mid Cap Index          14.72%       22.08%**
--------------------------------------------------------------------------------
* SINCE 6/5/95
** SINCE 5/31/95


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 400 Mid Cap Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 400 domestic mid-cap stocks chosen for market size, liquidity, and industry group representation.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*               3.75%             None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)**             None              2.00%

* THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                  INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                          1.15%             1.15%
Distribution and Service (12b-1) Fees             0.43%             1.00%
Other Expenses                                    0.23%             0.29%
                                                  -----             -----
Total Annual Fund Operating Expenses              1.81%             2.44%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $552       $923     $1,318    $2,422
Flex Shares            $447       $761     $1,301    $2,776

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $552       $923     $1,318    $2,422
Flex Shares            $247       $761     $1,301    $2,776

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 1.12%, 0.33% and 1.68%, respectively. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 1.12%, 0.87% and 2.28%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

18  PROSPECTUS

SMALL CAP GROWTH STOCK FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY

INVESTMENT GOAL                        Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       U.S. small cap common stocks of growth
                                       companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Identifies small cap companies with above
                                       average growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Investors who want the value of their
                                       investment to grow, but do not need
                                       current income
--------------------------------------------------------------------------------



[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Small Cap Growth Stock Fund invests primarily in small U.S. companies with market capitalizations between $50 million and $3 billion in size. The Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong fundamentals will provide superior returns over time. The Adviser selects companies with strong current earnings growth, improving profitability, a strong balance sheet, strong current and projected business fundamentals, and priced at reasonable valuations. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and the potential for capital gains tax liabilities for taxable investors.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.


The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FOR ONE YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

[Bar Chart Omitted]
Plot point is as follows:

                                    20.48%
                                     1999

            BEST QUARTER              WORST QUARTER
               20.77%                    -11.36%
              (6/30/99)                 (3/31/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 16.09%.

                                                                  PROSPECTUS  19

                                                     SMALL CAP GROWTH STOCK FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE S&P 600 SMALL CAP INDEX.

INVESTOR SHARES                      1 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------
Small Cap Growth Stock Fund           20.48%       58.53%*
--------------------------------------------------------------------------------
S&P 600 Small Cap Index               12.41%       25.01%**
--------------------------------------------------------------------------------
* SINCE 10/8/98
** SINCE 9/30/98

FLEX SHARES                          1 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------
Small Cap Growth Stock Fund           19.29%       56.97%*
--------------------------------------------------------------------------------
S&P 600 Small Cap Index               12.41%       25.01%**
--------------------------------------------------------------------------------
* SINCE 10/8/98
** SINCE 9/30/98


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 600 Small Cap Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 600 domestic small cap stocks.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*               3.75%             None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)**             None              2.00%

* THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                           1.15%             1.15%
Distribution and Service (12b-1) Fees              0.50%             1.00%
Other Expenses                                     0.22%             0.27%
                                                   -----             -----
Total Annual Fund Operating Expenses               1.87%             2.42%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Flex Shares            $558       $941     $1,348    $2,483
Investor Shares        $445       $755     $1,291    $2,756

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Flex Shares            $558       $941     $1,348    $2,483
Investor Shares        $245       $755     $1,291    $2,756

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 1.15%, 0.24% and 1.61%, respectively. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 1.15%, 0.89% and 2.31%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

20  PROSPECTUS

SMALL CAP VALUE EQUITY FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY

INVESTMENT GOALS
    PRIMARY                      Capital appreciation
    SECONDARY                    Current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS                 U.S. small cap common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY           Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY    Attempts to identify undervalued small cap
                                 stocks
--------------------------------------------------------------------------------
INVESTOR PROFILE                 Investors who primarily want the value of their
                                 investment to grow, but want to receive some
                                 income from their investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Small Cap Value Equity Fund invests primarily in common stocks of U.S. companies. In selecting investments for the Fund, the Adviser chooses common stocks of small sized companies (I.E., companies with market capitalizations under $1 billion) that it believes are undervalued in the market.

[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization common stocks may underperform other segments of the equity market or the equity markets as a whole.


The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.



[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The periods prior to January 1997, when the Fund began operating, represent the performance of the Adviser's similarly managed collective investment fund. This past performance has been adjusted to reflect current expenses for Trust Shares of the Fund. The periods from January 1997 to June 1997 represent the performance of Trust Shares of the Fund. The periods from June 1997 to the present represent the performance of the Flex Shares of the Fund. Trust Shares have lower expenses than Flex Shares, which results in higher performance shown below. The Adviser's collective fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the collective fund's performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FLEX SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

[Bar Chart Omitted]
Plot points are as follows:


         30.99%     34.25%    31.79%    -14.33%  -3.67%
          1995       1996      1997      1998     1999

            BEST QUARTER              WORST QUARTER
               19.45%                    -22.14%
              (6/30/99)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 0.90%.

                                                                  PROSPECTUS  21

                                                     SMALL CAP VALUE EQUITY FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE RUSSELL 2000 VALUE INDEX. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE RUSSELL 2000 INDEX, BUT THE ADVISER BELIEVES THAT THE RUSSELL 2000 VALUE INDEX, BECAUSE OF ITS GREATER EMPHASIS ON SMALL U.S. COMPANIES WITH LOWER GROWTH RATES AND PRICE-TO-BOOK RATIOS, MORE ACCURATELY REFLECTS THE TYPE OF SECURITIES IN WHICH THE FUND INVESTS.

FLEX SHARES             1 YEAR      5 YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------
Small Cap Value
Equity Fund             -3.67%      13.85%        13.07%*
--------------------------------------------------------------------------------
Russell 2000
Value Index             -1.49%      13.13%        11.41%*
--------------------------------------------------------------------------------
Russell 2000 Index      21.26%      16.69%        15.09%*
--------------------------------------------------------------------------------
* SINCE 8/31/94


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The previous index, the Russell 2000 Index, is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest companies. The Russell 2000 Value Index is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of companies in the Russell 2000 Index with lower growth rates and price-to-book ratios.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                               None
Maximum Deferred Sales Charge (Load) (as a percentage of
   net asset value)*                                                 2.00%

* THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Investment Advisory Fees                                             1.15%
Distribution and Service (12b-1) Fees                                1.00%
Other Expenses                                                       0.41%
                                                                     -----
Total Annual Fund Operating Expenses                                 2.56%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
       1 YEAR       3 YEARS     5 YEARS       10 YEARS
        $459         $796       $1,360         $2,895

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
       1 YEAR       3 YEARS     5 YEARS       10 YEARS
        $259         $796       $1,360         $2,895

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 1.15%, 0.75% and 2.31%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

22  PROSPECTUS

TAX SENSITIVE GROWTH STOCK FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOALS                 Long-term capital growth with nominal dividend
                                 income
--------------------------------------------------------------------------------
INVESTMENT FOCUS                 U.S. common stocks of growth companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY           Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY    Attempts to identify companies that have above
                                 average growth potential and uses a low
                                 portfolio turnover strategy to reduce capital
                                 gains distributions
--------------------------------------------------------------------------------
INVESTOR PROFILE                 Investors who want to increase the value of
                                 their investment while minimizing taxable
                                 capital gains distributions
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Tax Sensitive Growth Stock Fund invests primarily in a diversified portfolio of common stocks of financially strong U.S. growth companies. Many of these companies have a history of stable or rising dividend payout policies.

The Adviser attempts to minimize the impact of capital gains taxes on investment returns by using a low turnover rate (generally 50% or less) strategy, in conjunction with other tax management strategies. These strategies may lead to lower capital gains distributions and, therefore, lower capital gains taxes.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks of U.S. growth companies may underperform other segments of the equity market or the equity markets as a whole.


The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.



[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The periods prior to December 1998, when the Fund began operating, represent the performance of the Adviser's similarly managed collective investment fund. This past performance has been adjusted to reflect current expenses for Flex Shares of the Fund. The Adviser's collective fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the collective fund's performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FLEX SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*


[Bar Chart Omitted]
Plot points are as follows:

            21.04%     28.76%    31.73%    23.52%
             1996       1997      1998      1999

            BEST QUARTER              WORST QUARTER
               27.74%                    -9.96%
             (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 0.00%.

                                                                  PROSPECTUS  23

                                                 TAX SENSITIVE GROWTH STOCK FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE S&P 500 INDEX.

FLEX SHARES                       1 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
Tax Sensitive Growth
Stock Fund                        23.52%          26.25%*
--------------------------------------------------------------------------------
S&P 500 Index                     21.04%          26.39%*
--------------------------------------------------------------------------------
* SINCE 12/31/95


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                               None
Maximum Deferred Sales Charge (Load) (as a percentage of
   net asset value)*                                                 2.00%

* THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                    FLEX SHARES
Investment Advisory Fees                                            1.15%
Distribution and Service (12b-1) Fees                               1.00%
Other Expenses                                                      0.20%
                                                                    -----
Total Annual Fund Operating Expenses                                2.35%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
      1 YEAR       3 YEARS        5 YEARS     10 YEARS
       $438         $733          $1,255       $2,686

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
      1 YEAR       3 YEARS        5 YEARS     10 YEARS
       $238         $733          $1,255       $2,686

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses are 1.15%, 0.96% and 2.31%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

24  PROSPECTUS

VALUE INCOME STOCK FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOALS
    PRIMARY                     Current income
    SECONDARY                   Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY          Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY   Attempts to identify high dividend-paying,
                                undervalued stocks
--------------------------------------------------------------------------------
INVESTOR PROFILE                Investors who are looking for current income and
                                capital appreciation with less volatility than
                                the average stock fund
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Value Income Stock Fund invests primarily in common stocks and other equity securities of U.S. companies. In selecting investments for the Fund, the Adviser primarily chooses companies that have a market capitalization of at least $500 million and that have a history of paying regular dividends. The Adviser focuses on high dividend-paying stocks that trade below their historical value. The Adviser's "bottom-up" approach to stock selection emphasizes individual stocks over economic trends.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The periods prior to February 1993, when the Fund began operating, represent the performance of the Adviser's similarly managed collective investment fund. This past performance has been adjusted to reflect current expenses for Investor Shares of the Fund. The Adviser's collective fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the collective fund's performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE PERIODS FROM FEBRUARY 1993 TO THE PRESENT REPRESENT THE PERFORMANCE OF THE FUND'S INVESTOR SHARES. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*


[Bar Chart Omitted]
Plot points are as follows:


  -4.93%  39.30%  20.05%  10.86%  2.87%  35.50% 19.06%  26.57%  10.16%  -3.31%
   1990    1991    1992    1993    1994   1995   1996    1997    1998    1999

            BEST QUARTER              WORST QUARTER
               18.56%                    -14.86%
              (3/31/91)                 (9/30/90)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS -6.48%.

                                                                  PROSPECTUS  25

                                                         VALUE INCOME STOCK FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE S&P 500/BARRA VALUE INDEX.

                                                     SINCE
INVESTOR SHARES     1 YEAR    5 YEARS   10 YEARS    INCEPTION
--------------------------------------------------------------------------------
Value Income
Stock Fund         -3.31%      16.81%     14.71%     14.75%*
--------------------------------------------------------------------------------

S&P 500/BARRA
Value Index        12.72%      22.94%     15.37%     15.46%*
--------------------------------------------------------------------------------
* SINCE 10/31/89
                                                     SINCE
FLEX SHARES         1 YEAR    5 YEARS   10 YEARS    INCEPTION
--------------------------------------------------------------------------------
Value Income
Stock Fund         -3.99%      16.07%     14.44%     14.49%*
--------------------------------------------------------------------------------
S&P 500/BARRA
Value Index        12.72%      22.94%     15.37%     15.46%*
--------------------------------------------------------------------------------
* SINCE 10/31/89


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500/BARRA Value Index is a widely-recognized index of the stocks in the S&P 500 Index that have lower price-to-book ratios.




[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*               3.75%             None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)**             None              2.00%

* THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                           0.80%             0.80%
Distribution and Service (12b-1) Fees              0.33%             1.00%
Other Expenses                                     0.15%             0.23%
                                                   -----             -----
Total Annual Fund Operating Expenses               1.28%             2.03%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $500       $766     $1,051    $1,862
Flex Shares            $406       $637     $1,093    $2,358

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares        $500       $766     $1,051    $1,862
Flex Shares            $206       $637     $1,093    $2,358

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 0.80%, 0.33% and 1.28%, respectively. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 0.80%, 0.99% and 2.02%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

26  PROSPECTUS

MORE INFORMATION ABOUT RISK


[INNERTUBE GRAPHIC OMITTED]
MORE INFORMATION ABOUT RISK

EQUITY RISK

ALL FUNDS

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


FIXED INCOME RISK

BALANCED FUND

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risk:


    CREDIT RISK

    The possibility that an issuer will be unable to make timely payments of either principal or interest.


FOREIGN SECURITY RISKS

GROWTH AND INCOME FUND
INTERNATIONAL EQUITY FUND
INTERNATIONAL EQUITY INDEX FUND

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


TRACKING ERROR RISK

INTERNATIONAL EQUITY INDEX FUND

Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect their ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, a Fund, which will have expenses such as taxes, custody, management fees and other operational costs, and brokerage, may not achieve its investment objective of accurately correlating to an index.

                                                                   PROSPECTUS 27

                                         MORE INFORMATION ABOUT FUND INVESTMENTS



[MOUNTAINTOP GRAPHIC OMITTED]
MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. The Small Cap Value Equity Fund also may invest in investment grade fixed income securities and mid- to large-cap common stocks that would not ordinarily be consistent with a Fund's objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.


[MAGNIFIER GRAPHIC OMITTED]
INVESTMENT ADVISER

     The investment adviser (the "Adviser") makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


Trusco Capital Management, Inc. (Trusco), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Funds. As of July 1, 2000, Trusco had approximately $47 billion in assets under management. For the fiscal period ended May 31, 2000, the Adviser received advisory fees of:

    BALANCED FUND                                     0.85%
    CAPITAL APPRECIATION FUND                         1.06%
    CORE EQUITY FUND                                  1.03%
    E-COMMERCE OPPORTUNITY FUND                       0.96%
    GROWTH AND INCOME FUND                            0.90%
    INTERNATIONAL EQUITY FUND                         1.25%
    INTERNATIONAL EQUITY INDEX FUND                   0.79%
    MID-CAP EQUITY FUND                               1.07%
    SMALL CAP GROWTH STOCK FUND                       1.12%
    SMALL CAP VALUE EQUITY FUND                       1.12%
    TAX SENSITIVE GROWTH STOCK FUND                   1.09%
    VALUE INCOME STOCK FUND                           0.80%

The Adviser may use its affiliates as brokers for Fund transactions.

For periods prior to January 1, 2000, STI Capital Management, N.A. ("STI"), a subsidiary of SunTrust Banks, Inc. served as investment adviser to the Balanced Fund, Capital Appreciation Fund, International Equity Fund, Mid-Cap Equity Fund, Small Cap Value Equity Fund, and Value Income Stock Fund. On January 1, 2000, SunTrust Bank (formerly SunTrust Bank, Atlanta), a subsidiary of SunTrust Banks, Inc. succeeded STI as the investment adviser to those Funds. On July 1, 2000 SunTrust Banks, Inc. reorganized its money management units, including those of SunTrust Bank, into Trusco Capital Management, Inc. As a result, Trusco now serves as the investment adviser to each STI Classic Fund.


PORTFOLIO MANAGERS

The Balanced Fund is co-managed by Mr. Robert J. Rhodes, CFA, Mr. Earl L. Denney, CFA, and Mr. Dave E. West, CFA. Mr. Rhodes manages the equity portion of the Fund. Mr. Denney and Mr. West co-manage the fixed-income portion of the Fund. Mr. Rhodes has also managed the Core Equity Fund since it began operating in September 1999 and the Capital Appreciation Fund since June 2000. Mr. Rhodes is an Executive Vice President and head of the Equity Funds group at Trusco. Mr. Rhodes has been employed by Trusco since 1973 and was Director of Research at Trusco from 1980 to 2000. Mr. Rhodes has more than 27 years of investment experience. Mr. West has

28  PROSPECTUS

INVESTMENT ADVISER AND PORTFOLIO MANAGERS


served as a Managing Director of STI and has worked there since 1985. In January 2000 he was named Managing Director of SunTrust Bank, and is now a Managing Director of Trusco. Mr. West has more than 14 years of investment experience. Mr. Denney has served as Managing Director of STI since 1983. In January 2000, he was named Managing Director of SunTrust Bank and is now a Managing Director of Trusco. Mr. Denney has more than 21 years of investment experience.

Mr. Alan S. Kelley has served as a Vice President of Trusco since July 2000. He has managed the E-Commerce Opportunity Fund since it began operating in September 1999. Prior to joining Trusco, Mr. Kelley served as a Portfolio Manager with SunTrust Bank, Atlanta from 1995 to 1999. He has more than 7 years of investment experience.

Mr. Jeffrey E. Markunas, CFA, has served as Lead Portfolio Manager of the Growth and Income Fund since it began operating in September 1992. From 1992 until July 2000, he served as Senior Vice President and Director of Equity Management for Crestar Asset Management Company. Additionally, he was named Senior Vice President of Trusco in January 1999, and Managing Director in July 2000. Mr. Markunas has more than 17 years of investment experience.

The International Equity Index Fund is managed by Mr. Chad Deakins, CFA, and co-managed Mr. Robert J. Rhodes, CFA. Mr. Deakins serves as a Vice President of Trusco and has worked there since 1996. He has co-managed the International Equity Index Fund since February 1999. Mr. Deakins has also managed the International Equity Fund since May 2000. Prior to joining Trusco, Mr. Deakins worked at SunTrust Bank. He has more than 6 years of investment experience. Mr. Rhodes is an Executive Vice President and head of the Equity Funds group at Trusco. He has been employed by Trusco since 1973, and was Director of Research at Trusco from 1980 to 2000. Mr. Rhodes has co-managed the International Equity Index Fund since it began operating in June 1994. Mr. Rhodes has more than 27 years of investment experience.

Mr. John Hamlin has served as a Vice President of Trusco since July 2000, after serving as a Portfolio Manager of STI since March 1999. He has managed the Mid-Cap Equity Fund since April 1999. Prior to joining STI, Mr. Hamlin served as Portfolio Manager at Phoenix Investment Counsel, Inc. from 1992 to 1999. He has more than 11 years of investment experience.

Mr. Mark D. Garfinkel, CFA, has served as a Portfolio Manager of Trusco since 1994. He has managed the Small Cap Growth Stock Fund since it began operating in October 1998. He has more than 13 years of investment experience.


Mr. Brett Barner, CFA, has served as a Vice President of Trusco since July 2000, after serving as a Managing Director of STI since 1994. He has managed the Small Cap Value Equity Fund since it began operating in January 1997. He has more than 16 years of investment experience.

Mr. Jonathan Mote, CFA, CFP, has served as a Portfolio Manager of Trusco since August 1998. He has managed the Tax Sensitive Growth Stock Fund since it began operating in December 1998. Prior to joining Trusco, Mr. Mote served as a Portfolio Manager with SunTrust Banks. He has more than 15 years of investment experience.

The Value Income Stock Fund is co-managed by Mr. Mills Riddick, CFA, and Mr. Dan Lewis. Mr. Riddick has served as a Managing Director of Trusco since July 2000, after serving as a Managing Director of STI since 1994. He has managed the Value Income Stock Fund since April 1995. Mr. Riddick has more than 18 years of investment experience. Mr. Lewis has served as a Portfolio Manager of Trusco since July 2000, after serving as a Portfolio Manager for STI since 1993. He has been an analyst of the Value Income Stock Fund since 1995. He has more than 9 years of investment experience.

                                                                  PROSPECTUS  29

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES


[HANDSHAKE GRAPHIC OMITTED]
PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Investor Shares and Flex Shares of the Funds.


HOW TO PURCHASE FUND SHARES

A SunTrust Securities Investment Consultant can assist you in opening a brokerage account which will be used for all transactions regarding the purchase of STI Classic Funds. Once your securities account is established, you may buy shares of the Funds by:

[bullet] Mail

[bullet] Telephone (1-800-874-4770)

[bullet] Wire

[bullet] Automated Clearing House (ACH)

You may also buy shares through Investment Representatives of certain correspondent banks of SunTrust Banks, Inc. (SunTrust) and other financial institutions that are authorized to place transactions in Funds shares for their customers. Please contact your financial institution directly and follow its procedures for Fund share transactions. Your institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of STI Classic Funds or its shareholders.


WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV for each Fund, generally the Funds must receive your purchase order before 4:00 p.m.
Eastern time.

FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES, AND OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE, SALE AND EXCHANGE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE, SELL OR EXCHANGE FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.


HOW THE FUNDS CALCULATE NAV

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that the market price is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these Funds' investments may change on days when you cannot purchase or sell Fund shares.

30  PROSPECTUS

PURCHASING, SELLING AND EXCHANGING FUND SHARES


NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest in any Fund at least:

CLASS                             DOLLAR AMOUNT
--------------------------------------------------------------------------------
Investor Shares                      $2,000
--------------------------------------------------------------------------------
Flex Shares           $5,000 ($2,000 for retirement plans)
--------------------------------------------------------------------------------

Your subsequent investments of shares of any Fund must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. The Funds may accept investments of smaller amounts for either class of shares at its discretion.



FUNDLINK

FUNDLINK is a telephone activated service that allows you to transfer money quickly and easily between the STI Classic Funds and your SunTrust bank account(s). To use FUNDLINK, you must first contact your SunTrust Bank Investment Consultant and complete the FUNDLINK application and authorization agreements. Once you have signed up to use FUNDLINK, simply call SunTrust at 1-800-874-4770 to complete all of your purchase and redemption transactions.



SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a SunTrust affiliate bank, you may purchase shares of either class automatically through regular deductions from your account. With a $500 minimum initial investment, you may begin regularly-scheduled investment from $50 to $100,000 once or twice a month. If you are buying Flex Shares, you should plan on investing at least $5,000 per Fund during the first two years. The Distributor may close your account if you do not meet this minimum investment requirement at the end of two years.


[DOLLAR GRAPHIC OMITTED]  SALES CHARGES

FRONT-END SALES CHARGES -- INVESTOR SHARES

The offering price of Investor Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales charge.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                          YOUR SALES CHARGE     YOUR SALES CHARGE
                          AS A PERCENTAGE OF    AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:      OFFERING PRICE     YOUR NET INVESTMENT
--------------------------------------------------------------------------------
LESS THAN $100,000              3.75%                 3.90%
--------------------------------------------------------------------------------
$100,000 BUT LESS
    THAN $250,000               3.25%                 3.36%
--------------------------------------------------------------------------------
$250,000 BUT LESS
    THAN $1,000,000             2.50%                 2.56%
--------------------------------------------------------------------------------
$1,000,000 AND OVER             1.50%                 1.52%
--------------------------------------------------------------------------------

WAIVER OF FRONT-END SALES CHARGE --
INVESTOR SHARES
The front-end sales charge will be waived on Investor Shares purchased:

[bullet] through reinvestment of dividends and distributions;

[bullet] through a SunTrust Securities, Inc. asset allocation account;

[bullet] by persons repurchasing shares they redeemed within the last 60 days
        (see Repurchase of Investor Shares);

[bullet] by employees, and members of their immediate family, of SunTrust and its affiliates;

[bullet] by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously with the Trust department of a bank affiliated with SunTrust;

[bullet] by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with SunTrust acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

[bullet] through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.

                                                                  PROSPECTUS  31

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES


REPURCHASE OF INVESTOR SHARES

You may repurchase any amount of Investor Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Investor Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 60 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, the Funds must receive your purchase order within 60 days of your redemption. IN ADDITION, YOU MUST NOTIFY THE FUND WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES.


REDUCED SALES CHARGES -- INVESTOR SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Investor Shares you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the current value of any Investor Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Funds will only consider the value of Investor Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Investor Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Investor Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Funds will only consider the value of Investor Shares sold subject to a sales charge. As a result, shares of the Investor Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 3.75% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Investor Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Investor Shares you purchase with a Letter of Intent.

CONTINGENT DEFERRED SALES CHARGES -- FLEX SHARES
You do not pay a sales charge when you purchase Flex Shares. The offering price of Flex Shares is simply the next calculated NAV. But if you sell your shares within the first year after your purchase, you will pay a contingent deferred sales charge (CDSC) equal to 2.00% for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a

32  PROSPECTUS

PURCHASING, SELLING AND EXCHANGING FUND SHARES


deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Flex Shares of one Fund for Flex Shares of another Fund.

The contingent deferred sales charge will be waived if you sell your Flex Shares for the following reasons:

[bullet] to make certain withdrawals from a retirement plan (not including
         IRAs);

[bullet] because of death or disability;

[bullet] for certain payments under the Systematic Withdrawal Plan (which is discussed later); or


[bullet] for exchanges from Trust or Investor Shares to Flex Shares where the total accumulated period from the original date of purchase is at least one year.



OFFERING PRICE OF FUND SHARES

The offering price of Investor Shares is the NAV next calculated after the transfer agent receives your request, plus the front-end sales load. The offering price of Flex Shares is simply the next calculated NAV.


HOW TO SELL YOUR FUND SHARES

If you own your shares through a brokerage account with SunTrust Securities, you may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust Securities directly by mail or telephone at 1-800-874-4770. The minimum amount for telephone redemptions is $1,000.


If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.


If you would like to sell $25,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request less, in the case of Flex Shares, any applicable deferred sales charge.


SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a SunTrust affiliates bank, electronically transferred to your account.



RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after the Funds receive your request. Your proceeds can be wired to your bank account (subject to a $7.00 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).



REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimums are:

CLASS                             DOLLAR AMOUNT
--------------------------------------------------------------------------------
Investor Shares                      $2,000
--------------------------------------------------------------------------------
Flex Shares                          $5,000
--------------------------------------------------------------------------------

                                                                  PROSPECTUS  33

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES


But, the Funds will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.


HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting SunTrust Securities or your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.


The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of a Fund, all Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Currently, you may exchange your shares up to four times during a calendar year. If you exchange your shares more than four times during a year, you may be charged a $10.00 fee for each additional exchange. You will be notified before any fee is charged.

IF YOU RECENTLY PURCHASED SHARES BY CHECK, OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.



   EXCHANGES

   When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange requests.


INVESTOR SHARES

You may exchange Investor Shares of any Fund for Investor Shares of any other Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (E.G., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange. For purposes of computing the CDSC applicable to Flex Shares, the length of time you have owned your shares will be measured from the original date of purchase and will not be affected by any exchange.


FLEX SHARES

You may exchange Flex Shares of any Fund for Flex Shares of any other Fund. Again, the CDSC will be computed as of the original date of purchase.


TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.


DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

34  PROSPECTUS

DIVIDENDS, DISTRIBUTIONS AND TAXES


Distribution fees, as a percentage of average daily net assets are as follows:


FOR INVESTOR SHARES
--------------------------------------------------------------------------------
BALANCED FUND                                         0.28%
CAPITAL APPRECIATION FUND                             0.68%
GROWTH AND INCOME FUND                                0.25%
INTERNATIONAL EQUITY FUND                             0.33%
INTERNATIONAL EQUITY INDEX FUND                       0.38%
MID-CAP EQUITY FUND                                   0.43%
SMALL CAP GROWTH STOCK FUND                           0.50%
VALUE INCOME STOCK FUND                               0.33%

For Flex Shares the maximum distribution fee is 1.00% of the average daily net assets of each Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.



DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its income as follows:


QUARTERLY
--------------------------------------------------------------------------------
BALANCED FUND
CAPITAL APPRECIATION FUND
CORE EQUITY FUND
E-COMMERCE OPPORTUNITY FUND
GROWTH AND INCOME FUND
MID-CAP EQUITY FUND
SMALL CAP GROWTH STOCK FUND
SMALL CAP VALUE EQUITY FUND
TAX SENSITIVE GROWTH STOCK FUND
VALUE INCOME STOCK FUND


ANNUALLY
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
INTERNATIONAL EQUITY INDEX FUND

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.


Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.


The International Equity Fund and International Equity Index Fund may be able to pass along a tax credit for foreign income taxes they pay. Each Fund will notify you if it gives you the credit.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                                                                  PROSPECTUS  35

                                                            FINANCIAL HIGHLIGHTS



FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Investor Shares and Flex Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information for each Fund, except the Growth and Income Fund for the periods ended prior to May 31, 1999, have been audited by Arthur Andersen LLP, independent public accountants. The financial highlights for the Growth and Income Fund for the periods ended prior to May 31, 1999 have been audited by Deloitte & Touche LLP, independent public accountants. The reports of Arthur Andersen, along with each Fund's financial statements, appears in the annual report that accompanies the SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-428-6970.

For the Periods Ended May 31,
For a Share Outstanding Throughout the Periods

                                                NET REALIZED
                    NET ASSET       NET             AND         DISTRIBUTIONS
                      VALUE      INVESTMENT      UNREALIZED        FROM NET     DISTRIBUTIONS     NET ASSET
                    BEGINNING      INCOME      GAINS (LOSSES)     INVESTMENT    FROM REALIZED     VALUE END      TOTAL
                    OF PERIOD      (LOSS)      ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD    RETURN (+)
                   ----------    ----------   ---------------   -------------   -------------     ---------    ---------
-------------
BALANCED FUND
-------------
  Investor Shares
    2000 ..........  $13.32       $ 0.29           $ 0.31         $(0.25)          $(0.24)          $13.43        4.66%
    1999 ..........   13.14         0.24             1.10          (0.24)           (0.92)           13.32       10.70
    1998 ..........   11.99         0.28             2.19          (0.29)           (1.03)           13.14       21.72
    1997 ..........   11.60         0.29             1.48          (0.29)           (1.09)           11.99       16.27
    1996 ..........   10.30         0.30             1.41          (0.30)           (0.11)           11.60       16.88
  Flex Shares
    2000 ..........  $13.17       $ 0.17           $ 0.33         $(0.16)          $(0.24)          $13.27        3.88%
    1999 ..........   13.02         0.16             1.07          (0.16)           (0.92)           13.17        9.84
    1998 ..........   11.90         0.20             2.16          (0.21)           (1.03)           13.02       20.85
    1997 ..........   11.53         0.22             1.45          (0.21)           (1.09)           11.90       15.40
    1996(1) .......   10.36         0.24             1.29          (0.25)           (0.11)           11.53       15.58
-------------------------
CAPITAL APPRECIATION FUND
-------------------------
  Investor Shares
    2000 ..........  $16.53       $(0.11)          $ 1.41         $   --           $(0.92)          $16.91        8.29%
    1999 ..........   16.43        (0.05)            2.70             --            (2.55)           16.53       17.20
    1998 ..........   15.06        (0.01)            3.95             --            (2.57)           16.43       28.71
    1997 ..........   14.89         0.03             3.10          (0.02)           (2.94)           15.06       23.74
    1996 ..........   12.17         0.03             3.32          (0.04)           (0.59)           14.89       28.18
  Flex Shares
    2000 ..........  $16.18       $(0.24)          $ 1.43         $   --           $(0.92)          $16.45        7.77%
    1999 ..........   16.22        (0.09)            2.60             --            (2.55)           16.18       16.50
    1998 ..........   14.96        (0.04)            3.87             --            (2.57)           16.22       28.12
    1997 ..........   14.84        (0.01)            3.07             --            (2.94)           14.96       23.24
    1996(2) .......   12.20         0.02             3.26          (0.05)           (0.59)           14.84       27.48
----------------
CORE EQUITY FUND
----------------
  Flex Shares
    2000(3) .......  $10.63       $(0.04)          $ 0.47         $   --           $   --           $11.06       4.05%
---------------------------
E-COMMERCE OPPORTUNITY FUND
---------------------------
  Flex Shares
    2000(3) .......  $18.23       $(0.07)          $(2.32)        $   --           $   --           $15.81     (13.13)%


                                                                                             RATIO OF NET
                                                      RATIO OF            RATIO OF            INVESTMENT
                                                        NET              EXPENSES TO       INCOME (LOSS) TO
                                      RATIO OF       INVESTMENT          AVERAGE NET         AVERAGE NET
                     NET ASSETS     EXPENSES TO     INCOME (LOSS)     ASSETS (EXCLUDING    ASSETS (EXCLUDING     PORTFOLIO
                       END OF         AVERAGE        TO AVERAGE          WAIVERS AND         WAIVERS AND         TURNOVER
                    PERIOD (000)     NET ASSETS      NET ASSETS       REIMBURSEMENTS)       REIMBURSEMENTS)        RATE
                    -----------     -----------     -------------     -----------------    -----------------     ---------
-------------
BALANCED FUND
-------------
  Investor Shares
    2000 ..........  $  9,627         1.27%            2.07%                1.51%                 1.83%             182%
    1999 ..........    14,962         1.27             1.89                 1.43                  1.73              179
    1998 ..........     8,313         1.26             2.21                 1.59                  1.88              154
    1997 ..........     6,012         1.25             2.58                 1.64                  2.19              197
    1996 ..........     4,896         1.25             2.70                 1.89                  2.06              155
  Flex Shares
    2000 ..........  $ 64,322         2.03%            1.33%                2.18%                 1.18%             182%
    1999 ..........    73,526         2.03             1.13                 2.15                  1.01              179
    1998 ..........    27,625         2.02             1.41                 2.23                  1.20              154
    1997 ..........     6,067         2.01             1.84                 2.45                  1.40              197
    1996(1) .......     3,131         2.00             1.85                 2.97                  0.88              155
-------------------------
CAPITAL APPRECIATION FUND
-------------------------
  Investor Shares
    2000 ..........  $251,421         1.82%           (0.55)%               1.98%                (0.71)%            129%
    1999 ..........   311,120         1.82            (0.30)                1.96                 (0.44)             147
    1998 ..........   271,044         1.81            (0.03)                2.01                 (0.23)             194
    1997 ..........   218,660         1.80             0.19                 2.02                 (0.03)             141
    1996 ..........   191,078         1.80             0.24                 2.08                 (0.04)             156
  Flex Shares
    2000 ..........  $128,159         2.29%           (1.03)%               2.39%                (1.13)%            129%
    1999 ..........   162,100         2.29            (0.86)                2.38                 (0.95)             147
    1998 ..........   106,670         2.26            (0.46)                2.37                 (0.57)             194
    1997 ..........    36,753         2.27            (0.29)                2.43                 (0.45)             141
    1996(2) .......    10,969         2.27            (0.29)                2.68                 (0.70)             156
----------------
CORE EQUITY FUND
----------------
  Flex Shares
    2000(3) .......  $  4,347         2.25%           (1.39)%               2.70%                (1.84)%             44%
---------------------------
E-COMMERCE OPPORTUNITY FUND
---------------------------
  Flex Shares
    2000(3) .......  $ 20,201         2.25%           (1.65)%               2.40%                (1.80)%            250%


(+) Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
(1) Commenced operations on June 14, 1995. All ratios for the period have been annualized.
(2) Commenced operations on June 1, 1995. All ratios for the period have been annualized.
(3) Commenced operations on January 24, 2000. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or rounded to $0.

36  PROSPECTUS

FINANCIAL HIGHLIGHTS

For the Periods Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods



                                                NET REALIZED
                    NET ASSET       NET             AND         DISTRIBUTIONS
                      VALUE      INVESTMENT      UNREALIZED        FROM NET     DISTRIBUTIONS     NET ASSET
                    BEGINNING      INCOME      GAINS (LOSSES)     INVESTMENT    FROM REALIZED     VALUE END      TOTAL
                    OF PERIOD      (LOSS)      ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD    RETURN (+)
                   ----------    ----------   ---------------   -------------   -------------     ---------    ---------
--------------------------
GROWTH AND INCOME FUND (A)
--------------------------
  Investor Shares
    2000 ..........  $16.21       $ 0.09           $ 0.55         $(0.08)          $(1.12)          $15.65        3.92%
    1999(5) .......   15.21         0.04             1.99          (0.03)           (1.00)           16.21       14.31
  For the years ended November 30:
    1998 ..........   16.64         0.10             1.66          (0.10)           (3.09)           15.21       13.69
    1997 ..........   13.47         0.13             3.25          (0.14)           (0.07)           16.64       25.42
    1996 ..........   11.66         0.17             2.39          (0.16)           (0.59)           13.47       22.63
    1995 ..........   10.78         0.25             2.62          (0.26)           (1.73)           11.66       28.71
  Flex Shares
    2000 ..........  $16.10        $  --           $ 0.51         $   --           $(1.12)          $15.49        3.11%
    1999(5) .......   15.14        (0.01)            1.97             --            (1.00)           16.10       13.85
  For the years ended November 30:
    1998 ..........   16.59        (0.01)            1.64             --            (3.08)           15.14       12.78
    1997 ..........   13.44         0.04             3.23          (0.05)           (0.07)           16.59       24.63
    1996 ..........   11.64         0.09             2.38          (0.08)           (0.59)           13.44       21.81
    1995 (6) ......   11.11         0.12             1.62          (0.14)           (1.07)           11.64       15.78
-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  Investor Shares
    2000 ..........  $12.89       $(0.11)          $ 1.37         $(0.02)          $(1.66)          $12.47       10.15%
    1999 ..........   14.92        (0.09)           (1.10)            --            (0.84)           12.89       (7.82)
    1998 ..........   13.58         0.02             2.64             --            (1.32)           14.92       21.39
    1997 ..........   11.38        (0.01)            2.56             --            (0.35)           13.58       22.85
    1996(4) .......   10.44         0.04             0.90             --               --            11.38        9.00
  Flex Shares
    2000 ..........  $12.58       $(0.32)          $ 1.46         $   --           $(1.66)          $12.06        9.38%
    1999 ..........   14.68        (0.29)           (0.97)            --            (0.84)           12.58       (8.48)
    1998 ..........   13.47         0.07             2.46             --            (1.32)           14.68       20.54
    1997 ..........   11.37        (0.04)            2.49             --            (0.35)           13.47       21.98
    1996(4) .......   10.44         0.02             0.91             --               --            11.37        8.91

-------------------------------
INTERNATIONAL EQUITY INDEX FUND
-------------------------------
  Investor Shares
    2000 ..........  $11.70       $(0.11)          $ 2.32         $   --           $(0.11)          $13.80       18.86%
    1999 ..........   13.20        (0.11)            0.98          (0.18)           (2.19)           11.70        7.33
    1998 ..........   11.26         0.16             2.53          (0.07)           (0.68)           13.20       25.25
    1997 ..........   10.88         0.03             0.72          (0.07)           (0.30)           11.26        7.12
    1996 ..........   10.20         0.05             0.85          (0.13)           (0.09)           10.88        8.90
  Flex Shares
    2000 ..........  $11.73       $ 0.08           $ 2.04         $   --           $(0.11)          $13.74       18.04%
    1999 ..........   13.17        (0.15)            0.94          (0.04)           (2.19)           11.73        6.68
    1998 ..........   11.24         0.17             2.44             --            (0.68)           13.17       24.50
    1997 ..........   10.87        (0.05)            0.72             --            (0.30)           11.24        6.41
    1996(7) .......   10.24           --             0.82          (0.10)           (0.09)           10.87        8.32


                                                                                            RATIO OF NET
                                                     RATIO OF            RATIO OF            INVESTMENT
                                                       NET              EXPENSES TO       INCOME (LOSS) TO
                                     RATIO OF       INVESTMENT          AVERAGE NET         AVERAGE NET
                   NET ASSETS      EXPENSES TO     INCOME (LOSS)     ASSETS (EXCLUDING    ASSETS (EXCLUDING     PORTFOLIO
                      END OF         AVERAGE        TO AVERAGE          WAIVERS AND         WAIVERS AND         TURNOVER
                   PERIOD (000)     NET ASSETS      NET ASSETS       REIMBURSEMENTS)       REIMBURSEMENTS)        RATE
                   -----------     -----------     -------------     -----------------    -----------------     ---------
--------------------------
GROWTH AND INCOME FUND (A)
--------------------------
  Investor Shares
    2000 .......... $42,666          1.18%            0.58%                1.31%                 0.45%              53%
    1999(5) .......  36,958          1.08             0.54                 1.17                  0.45               31
  For the years ended November 30:
    1998 ..........  34,434          1.03             0.63                 1.18                  0.48               71
    1997 ..........  28,112          1.03             0.89                 1.18                  0.74              100
    1996 ..........  17,997          1.03             1.35                 1.18                  1.20               82
    1995 ..........  12,633          1.03             2.14                 1.18                  1.99              175
  Flex Shares
    2000 .......... $62,462          1.93%           (0.14)%               2.18%                (0.39)%             53%
    1999(5) .......  35,163          1.83            (0.21)                1.97                 (0.35)              31
  For the years ended November 30:
    1998 ..........  25,656          1.78            (0.13)                2.03                 (0.38)              71
    1997 ..........  13,269          1.73             0.15                 2.09                 (0.20)             100
    1996 ..........   5,131          1.68             0.71                 2.03                  0.36               82
    1995 (6) ......   2,086          1.68             1.13                 2.03                  0.78              175
-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  Investor Shares
    2000 .......... $10,462          1.83%            0.33%                1.95%                 0.21%             179%
    1999 ..........  14,145          1.83             0.30                 1.93                  0.20              161
    1998 ..........  17,383          1.82             0.24                 1.91                  0.15              108
    1997 ..........  10,674          1.81             0.18                 2.05                 (0.06)             139
    1996(4) .......   3,448          1.81             1.73                 3.14                  0.40              113
  Flex Shares
    2000 .......... $10,891          2.53%           (0.38)%               2.74%                (0.59)%            179%
    1999 ..........  17,103          2.53            (0.40)                2.84                 (0.71)             161
    1998 ..........  21,164          2.52            (0.46)                2.58                 (0.52)             108
    1997 ..........   8,375          2.51            (0.27)                3.03                 (0.79)             139
    1996(4) .......     953          2.51             1.08                 5.86                 (2.27)             113

-------------------------------
INTERNATIONAL EQUITY INDEX FUND
-------------------------------
  Investor Shares
    2000 .......... $ 4,563          1.47%            0.07%                1.79%                (0.25)%              9%
    1999 ..........   4,909          1.47             0.25                 1.66                  0.06               32
    1998 ..........   7,141          1.46             0.50                 1.84                  0.12                1
    1997 ..........   5,592          1.45             0.28                 1.88                 (0.15)               2
    1996 ..........   5,597          1.45             0.48                 2.06                 (0.13)              30
  Flex Shares
    2000 .......... $ 5,853          2.12%           (0.36)%               2.61%                (0.85)%              9%
    1999 ..........   1,465          2.12            (0.30)                2.57                 (0.75)              32
    1998 ..........   1,469          2.11            (0.03)                3.52                 (1.44)               1
    1997 ..........     900          2.10            (0.39)                3.69                 (1.98)               2
    1996(7) .......     917          2.10            (0.24)                4.14                 (2.28)              30

(+) Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
(4) Commenced operations on January 2, 1996. All ratios for the period have been annualized.
(5) Commenced operations on May 31, 1999. All ratios for the period have been annualized.
(6) Commenced operations on April 19, 1995. All ratios for the period have been annualized.
(7) Commenced operations on June 8, 1995. All ratios for the period have been annualized.
(A) On May 24, 1999, the CrestFunds Value Fund exchanged all of its assets and certain liabilities for shares of the Growth and Income Fund. The CrestFunds Value Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.
Amounts designated as "--" are either $0 or rounded to $0.

                                                                  PROSPECTUS  37

                                                            FINANCIAL HIGHLIGHTS


For the Periods Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods




                                                NET REALIZED
                    NET ASSET       NET             AND         DISTRIBUTIONS
                      VALUE      INVESTMENT      UNREALIZED        FROM NET     DISTRIBUTIONS     NET ASSET
                    BEGINNING      INCOME      GAINS (LOSSES)     INVESTMENT    FROM REALIZED     VALUE END      TOTAL
                    OF PERIOD      (LOSS)      ON INVESTMENTS       INCOME      CAPITAL GAINS     OF PERIOD    RETURN (+)
                   ----------    ----------   ---------------   -------------   -------------     ---------    ---------
-------------------
MID-CAP EQUITY FUND
--------------------
  Investor Shares
    2000 ..........  $12.50       $(0.19)          $ 2.37         $   --           $(0.86)          $13.82       18.55%
    1999 ..........   13.67        (0.06)            0.08             --            (1.19)           12.50        1.17
    1998 ..........   13.17        (0.03)            2.49             --            (1.96)           13.67       20.56
    1997 ..........   12.74        (0.03)            1.69          (0.01)           (1.22)           13.17       13.76
    1996 ..........   10.99         0.03             2.62          (0.03)           (0.87)           12.74       24.93
  Flex Shares
    2000 ..........  $12.17       $(0.22)          $ 2.26         $   --           $(0.86)          $13.35       17.87%
    1999 ..........   13.42        (0.14)            0.08             --            (1.19)           12.17        0.56
    1998 ..........   13.04        (0.04)            2.38             --            (1.96)           13.42       19.80
    1997 ..........   12.69        (0.07)            1.64             --            (1.22)           13.04       13.06
    1996(8) .......   11.13           --             2.45          (0.02)           (0.87)           12.69       23.00

---------------------------
SMALL CAP GROWTH STOCK FUND
---------------------------
  Investor Shares
    2000(9) .......  $16.46       $(0.07)          $ 1.88         $   --           $   --           $18.27       11.00%
  Flex Shares
    2000 ..........  $14.46       $(0.04)          $ 3.77         $   --           $(0.19)          $18.00       25.95%
    1999(10) ......   10.00        (0.19)            4.67             --            (0.02)           14.46       44.78
---------------------------
SMALL CAP VALUE EQUITY FUND
---------------------------
  Flex Shares
    2000 ..........  $ 9.65      $    --           $(0.54)        $(0.01)          $   --           $ 9.10       (5.65)%
    1999 ..........   12.80         0.01            (2.53)         (0.02)           (0.61)            9.65      (19.52)
    1998(11) ......   11.28         0.03             2.17          (0.06)           (0.62)           12.80       22.29
-------------------------------
TAX SENSITIVE GROWTH STOCK FUND
-------------------------------
  Flex Shares
    2000 ..........  $29.85       $(0.16)          $ 2.96         $   --           $   --           $32.65        9.38%
    1999(12) ......   25.52        (0.04)            4.37             --               --            29.85       16.97
-----------------------
VALUE INCOME STOCK FUND
-----------------------
  Investor Shares
    2000 ..........  $12.81       $ 0.19           $(1.48)        $(0.18)          $(0.99)          $10.35      (10.83)%
    1999 ..........   13.87         0.19             1.02          (0.20)           (2.07)           12.81       10.71
    1998 ..........   13.68         0.20             2.62          (0.21)           (2.42)           13.87       22.71
    1997 ..........   13.13         0.25             2.32          (0.26)           (1.76)           13.68       21.69
    1996 ..........   11.58         0.30             2.71          (0.30)           (1.16)           13.13       27.39
  Flex Shares
    2000 ..........  $12.68       $ 0.08           $(1.44)        $(0.09)          $(0.99)          $10.24      (11.50)%
    1999 ..........   13.75         0.10             1.01          (0.11)           (2.07)           12.68        9.91
    1998 ..........   13.61         0.12             2.57          (0.13)           (2.42)           13.75       21.76
    1997 ..........   13.08         0.18             2.29          (0.18)           (1.76)           13.61       20.91
    1996(13) ......   11.59         0.26             2.65          (0.26)           (1.16)           13.08       26.52


                                                                                            RATIO OF NET
                                                     RATIO OF            RATIO OF            INVESTMENT
                                                       NET              EXPENSES TO          INCOME TO
                                     RATIO OF       INVESTMENT          AVERAGE NET         AVERAGE NET
                    NET ASSETS     EXPENSES TO     INCOME (LOSS)     ASSETS (EXCLUDING    ASSETS (EXCLUDING     PORTFOLIO
                      END OF         AVERAGE        TO AVERAGE          WAIVERS AND         WAIVERS AND         TURNOVER
                   PERIOD (000)     NET ASSETS      NET ASSETS       REIMBURSEMENTS)       REIMBURSEMENTS)        RATE
                   -----------     -----------     -------------     -----------------    -----------------     ---------
-------------------
MID-CAP EQUITY FUND
--------------------
  Investor Shares
    2000 .......... $ 14,513         1.62%           (0.43)%               1.81%                (0.62)%            131%
    1999 ..........   19,230         1.62            (0.90)                1.76                 (1.04)              76
    1998 ..........   24,930         1.61            (0.75)                1.84                 (0.98)             129
    1997 ..........   20,245         1.60            (0.21)                1.85                 (0.46)             152
    1996 ..........   17,971         1.60             0.25                 1.96                 (0.11)             116
  Flex Shares
    2000 .......... $ 14,588         2.22%           (1.05)%               2.44%                (1.27)%            131%
    1999 ..........   15,804         2.22            (1.52)                2.48                 (1.78)              76
    1998 ..........   19,042         2.21            (1.37)                2.47                 (1.63)             129
    1997 ..........   10,120         2.20            (0.85)                2.58                 (1.23)             152
    1996(8) .......    5,029         2.20            (0.37)                3.04                 (1.21)             116

---------------------------
SMALL CAP GROWTH STOCK FUND
---------------------------
  Investor Shares
    2000(9) ....... $ 39,865         1.55%           (1.26)%               1.79%                (1.50)%            110%
  Flex Shares
    2000 .......... $ 23,228         2.25%           (1.92)%               2.42%                (2.09)%            110%
    1999(10) ......    6,158         2.25            (1.50)                3.19                 (1.73)              75
---------------------------
SMALL CAP VALUE EQUITY FUND
---------------------------
  Flex Shares
    2000 .......... $  8,596         2.27%            0.21%                2.56%                (0.08)%             65%
    1999 ..........   19,465         2.27             0.21                 2.55                 (0.07)              63
    1998(11) ......   40,613         2.06             0.01                 2.35                 (0.28)              55
-------------------------------
TAX SENSITIVE GROWTH STOCK FUND
-------------------------------
  Flex Shares
    2000 .......... $290,595         2.25%           (0.91)%               2.35%                (1.01)%             30%
    1999(12) ......   75,875         2.25            (0.80)                2.48                 (1.03)              18
-----------------------
VALUE INCOME STOCK FUND
-----------------------
  Investor Shares
    2000 .......... $104,178         1.28%            1.64%                1.28%                 1.64%              62%
    1999 ..........  194,312         1.28             1.55                 1.28                  1.55               69
    1998 ..........  210,591         1.27             1.47                 1.27                  1.47               99
    1997 ..........  165,999         1.30             2.01                 1.31                  2.00              105
    1996 ..........  130,597         1.30             2.47                 1.37                  2.40              134
  Flex Shares
    2000 .......... $ 84,563         2.02%            0.91%                2.03%                 0.90%              62%
    1999 ..........  167,000         2.02             0.81                 2.03                  0.80               69
    1998 ..........  180,530         2.01             0.78                 2.01                  0.78               99
    1997 ..........   73,466         2.00             1.33                 2.03                  1.30              105
    1996(13) ......   26,298         2.00             1.72                 2.15                  1.57              134

(+) Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
(8) Commenced operations on June 5, 1995. All ratios for the period have been annualized.
(9) Commenced operations on December 12, 1999. All ratios for the period have been annualized.
(10) Commenced operations on October 8, 1998. All ratios for the period have been annualized.
(11) Commenced operations on June 5, 1997. All ratios for the period have been annualized.
(12) Commenced operations on December 15, 1998. All ratios for the period have been annualized.
(13) Commenced operations on June 1, 1995. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or rounded to $0.

38  PROSPECTUS

NOTES

                                                                  PROSPECTUS  39

                                                                           NOTES

40  PROSPECTUS

NOTES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

42  PROSPECTUS

HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS



INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303



DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP


More information about the Funds is available without charge through the following:



STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated October 1, 2000, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.



ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:


BY TELEPHONE: Call 1-800-428-6970


BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456



FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                                                    XXXXXX/XX-XX

STI CLASSIC FUNDS-BOND AND MONEY
MARKET FUNDS-TRUST SHARES

PROSPECTUS



OCTOBER 1, 2000


BOND FUNDS
FLORIDA TAX-EXEMPT BOND FUND
GEORGIA TAX-EXEMPT BOND FUND
INVESTMENT GRADE BOND FUND
INVESTMENT GRADE TAX-EXEMPT BOND FUND
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
MARYLAND MUNICIPAL BOND FUND
SHORT-TERM BOND FUND
SHORT-TERM U.S. TREASURY SECURITIES FUND
U.S. GOVERNMENT SECURITIES FUND
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
VIRGINIA MUNICIPAL BOND FUND


MONEY MARKET FUNDS
PRIME QUALITY MONEY MARKET FUND
TAX-EXEMPT MONEY MARKET FUND
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
U.S.TREASURY MONEY MARKET FUND
VIRGINIA TAX-FREE MONEY MARKET FUND (FORMERLY TAX-FREE MONEY MARKET FUND)

INVESTMENT ADVISER
TO THE FUNDS:
TRUSCO CAPITAL MANAGEMENT, INC.
(the "Adviser")

[STI Logo Omitted]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

ABOUT THIS PROSPECTUS


The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Shares of the Bond and Money Market Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

 2 FLORIDA TAX-EXEMPT BOND FUND
 4 GEORGIA TAX-EXEMPT BOND FUND
 6 INVESTMENT GRADE BOND FUND
 8 INVESTMENT GRADE TAX-EXEMPT BOND FUND
10 LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
12 MARYLAND MUNICIPAL BOND FUND
14 SHORT-TERM BOND FUND
16 SHORT-TERM U.S. TREASURY SECURITIES FUND
18 U.S. GOVERNMENT SECURITIES FUND
20 VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
22 VIRGINIA MUNICIPAL BOND FUND
24 PRIME QUALITY MONEY MARKET FUND
26 TAX-EXEMPT MONEY MARKET FUND
28 U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
30 U.S. TREASURY MONEY MARKET FUND
32 VIRGINIA TAX-FREE MONEY MARKET FUND
34 MORE INFORMATION ABOUT RISK
35 MORE INFORMATION ABOUT FUND INVESTMENTS
35 INVESTMENT ADVISER AND PORTFOLIO MANAGERS
37 PURCHASING AND SELLING FUND SHARES
39 DIVIDENDS, DISTRIBUTIONS AND TAXES
40 FINANCIAL HIGHLIGHTS
46 HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS

--------------------------------------------------------------------------------
[BRIEFCASE GRAPHIC OMITTED] FUND SUMMARY
[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY
[INNERTUBE GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING?
[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION
[CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES
[MOUNTAINTOP GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS
[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER
[HANDSHAKE GRAPHIC OMITTED] PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

OCTOBER 1, 2000

                                                                    PROSPECTUS 1

                                     RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund (other than a money market fund) is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2 PROSPECTUS

FLORIDA TAX-EXEMPT BOND FUND

[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                    Current income exempt from federal income
                                   taxes for Florida residents with shares
                                   themselves expected to be exempt from the
                                   Florida intangible personal property tax
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Florida municipal securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to invest more Fund assets in
                                   undervalued sectors and less in overvalued
                                   ones
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Florida residents who want income exempt
                                   from federal income taxes
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Florida Tax-Exempt Bond Fund invests substantially all of its assets in municipal securities with income exempt from federal income taxes, and the shares themselves are expected to be exempt from the Florida intangible personal property tax. Issuers of these securities can be located in Florida, Puerto Rico and other U.S. territories and possessions. In addition, up to 20% of the Fund's assets may be invested in securities subject to the alternative minimum tax or in certain taxable debt securities. In selecting investments for the Fund, the Adviser tries to limit risk as much as possible. Based on the Adviser's analysis of municipalities, credit risk, market trends and investment cycles, the Adviser attempts to invest more of the Fund's assets in undervalued market sectors and less in overvalued sectors. The Adviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Adviser anticipates that the Fund's average weighted maturity will range from 6 to 25 years. Under certain circumstances, such as a national financial emergency or a temporary decline in availability of Florida obligations, up to 20% of the Fund's assets may be invested in securities subject to the Florida intangible personal property tax and/or securities that generate income subject to federal personal income taxes. These securities may include short-term municipal securities outside Florida or certain taxable fixed income securities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's concentration of investments in securities of issuers located in Florida subjects the Fund to economic and government policies within Florida.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*










[Bar Chart Omitted]
Plot points are as follows:

1995    15.85%
1996     3.94%
1997     7.82%
1998     6.24%
1999    -2.31%

            BEST QUARTER             WORST QUARTER
                6.18%                    -2.30%
              (3/31/95)                 (6/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 4.20%.

                                                                    PROSPECTUS 3

                                                    FLORIDA TAX-EXEMPT BOND FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND THE LIPPER FLORIDA MUNICIPAL DEBT FUNDS AVERAGE.

TRUST SHARES            1 YEAR         5 YEARS     SINCE INCEPTION
--------------------------------------------------------------------------------
Florida Tax-Exempt
Bond Fund               -2.31%          6.15%           4.92%*
--------------------------------------------------------------------------------
Lehman Brothers 10-Year
Municipal Bond Index    -1.24%          7.12%           4.90%**
--------------------------------------------------------------------------------
Lipper Florida Municipal
Debt Funds Average      -4.35%          5.90%           3.52%**
--------------------------------------------------------------------------------
 * SINCE 1/25/94
** SINCE 1/31/94


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The Lipper Florida Municipal Debt Funds Average is a composite index of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the Florida intermediate-term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                            TRUST SHARES
Investment Advisory Fees                    0.65%
Other Expenses                              0.13%
                                            -----
Total Annual Fund Operating Expenses        0.78%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

       1 YEAR         3 YEARS        5 YEARS        10 YEARS
         $80           $249           $433            $966

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.60% and 0.73%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

4 PROSPECTUS

GEORGIA TAX-EXEMPT BOND FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY

INVESTMENT GOAL                    Current income exempt from federal and state
                                   income taxes for  Georgia residents without
                                   undue risk
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Georgia municipal securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to invest more Fund assets in
                                   undervalued sectors and  less in overvalued
                                   ones
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Georgia residents who want income exempt from
                                   federal and state income taxes
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Georgia Tax-Exempt Bond Fund invests substantially all of its assets in municipal securities with income exempt from federal and Georgia income taxes. Issuers of these securities can be located in Georgia, Puerto Rico and other U.S. territories and possessions. In addition, up to 20% of the Fund's assets may be invested in securities subject to the alternative minimum tax or in certain taxable debt securities. In selecting investments for the Fund, the Adviser tries to limit risk as much as possible. Based on the Adviser's analysis of municipalities, credit risk, market trends and investment cycles, the Adviser attempts to invest more of the Fund's assets in undervalued market sectors and less in overvalued sectors. The Adviser tries to diversify the Fund's holdings within Georgia. The Adviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Adviser anticipates that the Fund's average weighted maturity will range from 6 to 25 years.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's concentration of investments in securities of issuers located in Georgia subjects the Fund to economic and government policies within Georgia.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



[Bar Chart Omitted]
Plot points are as follows:

1995    13.51%
1996     3.53%
1997     8.17%
1998     5.79%
1999    -2.26%


            BEST QUARTER             WORST QUARTER
               5.02%                    -2.30%
             (3/31/95)                 (6/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 3.17%.

                                                                    PROSPECTUS 5

                                                    GEORGIA TAX-EXEMPT BOND FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND THE LIPPER GEORGIA MUNICIPAL DEBT FUNDS AVERAGE.


TRUST SHARES            1 YEAR        5 YEARS        SINCE INCEPTION
--------------------------------------------------------------------------------
Georgia Tax-Exempt
Bond Fund               -2.26%          5.62%           3.80%*
--------------------------------------------------------------------------------
Lehman Brothers 10-Year
Municipal Bond Index    -1.24%          7.12%           4.90%**
--------------------------------------------------------------------------------
Lipper Georgia Municipal
Debt Funds Average      -4.51%          6.04%           3.39%**
--------------------------------------------------------------------------------
 * SINCE 1/18/94
** SINCE 1/31/94


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The Lipper Georgia Municipal Debt Funds Average is a composite index of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the Georgia intermediate-term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                            TRUST SHARES
Investment Advisory Fees                    0.65%
Other Expenses                              0.12%
                                            -----
Total Annual Fund Operating Expenses        0.77%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

       1 YEAR         3 YEARS        5 YEARS        10 YEARS
        $79            $246           $428            $954

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.60% and 0.72%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

6 PROSPECTUS

INVESTMENT GRADE BOND FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                    High total return through current income and
                                   capital appreciation, while preserving the
                                   principal amount invested
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Investment grade U.S. government and
                                   corporate debt securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to identify relatively inexpensive
                                   securities in a selected market index
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Investors who want to receive income from
                                   their investment, as well  as an increase in
                                   the value of the investment
--------------------------------------------------------------------------------



[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Investment Grade Bond Fund invests primarily in investment grade corporate debt securities, U.S. Treasury obligations and mortgage-backed securities. In selecting investments for the Fund, the Adviser tries to minimize risk while attempting to outperform selected market indices. Currently, the Adviser's selected index is the Lehman Brothers U.S. Government/Credit Index, a widely-recognized, unmanaged index of investment grade government and corporate debt securities. The Adviser seeks to invest more in portions of the Index that seem relatively inexpensive, and less in those that seem expensive. The Adviser allocates the Fund's investments among various market sectors based on the Adviser's analysis of historical data, yield information and credit ratings. The Adviser anticipates that the Fund's average weighted maturity will range from 4 to 10 years. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.



[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage- backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



[Bar Chart Omitted]
Plot points are as follows:

1993    10.84%
1994    -3.32%
1995    17.80%
1996     2.34%
1997     9.08%
1998     9.19%
1999    -1.53%

    BEST QUARTER         WORST QUARTER
        6.11%                -2.67%
      (6/30/95)            (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 0.45%.

                                                                    PROSPECTUS 7

                                                      INVESTMENT GRADE BOND FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX, LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE.

TRUST SHARES            1 YEAR         5 YEARS     SINCE INCEPTION
--------------------------------------------------------------------------------
Investment Grade
Bond Fund               -1.53%          7.17%           6.07%*
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Government/Credit
Index                   -2.15%          7.60%           6.38%**
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Aggregate Bond Index    -0.83%          7.73%           6.40%**
--------------------------------------------------------------------------------
Lipper Intermediate
Investment Grade
Debt Funds Average      -1.31%          6.79%           5.81%**
--------------------------------------------------------------------------------

 * SINCE 7/16/92
** SINCE 7/31/92


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index that combines the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Lehman Brothers U.S. Government/ Credit Index consists of U.S. government obligations and corporate debt securities. The Lehman Brothers Mortgage-Backed Securities Index consists of mortgage-backed securities rated AAA. The Lehman Brothers U.S. Aggregate Bond Index includes fixed income securities rated investment grade (BBB) or higher, with maturities of at least one year. The securities in the Index have outstanding par values of at least $100 million for U. S. government obligations and $25 million for the others. The Lipper Intermediate Investment Grade Debt Funds Average is a composite of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the intermediate term investment grade bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.




[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                            TRUST SHARES
Investment Advisory Fees                    0.74%
Other Expenses                              0.10%
                                            -----
Total Annual Fund Operating Expenses        0.84%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

        1 YEAR       3 YEARS         5 YEARS        10 YEARS
          $86         $268            $466           $1,037

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.72% and 0.82%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

8 PROSPECTUS

INVESTMENT GRADE TAX-EXEMPT BOND FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                    High total return through (i) current income
                                   that is exempt from federal income taxes and
                                   (ii) capital appreciation, while preserving
                                   the principal amount invested
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Investment grade municipal securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to invest more Fund assets in
                                   undervalued sectors and less in overvalued
                                   ones
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Investors who want to receive tax-free
                                   current income and an increase in the value
                                   of their  investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Investment Grade Tax-Exempt Bond Fund invests primarily in investment grade tax-exempt obligations, like municipal securities. The issuers of these securities may be located in any U.S. state, territory or possession. In addition, up to 20% of the Fund may be invested in securities subject to the alternative minimum tax or in certain taxable debt securities. In selecting investments for the Fund, the Adviser tries to limit risk as much as possible. Based on the Adviser's analysis of municipalities, credit risk, market trends and investment cycles, the Adviser attempts to invest more of the Fund's assets in undervalued market sectors and less in overvalued sectors. The Adviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Adviser anticipates that the Fund's average weighted maturity will range from 4 to 10 years. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



[Bar Chart Omitted]
Plot points are as follows:

1994    -0.32%
1995    14.97%
1996     5.52%
1997     7.79%
1998     7.06%
1999    -0.26%

            BEST QUARTER              WORST QUARTER
               6.07%                     -3.14%
             (3/31/95)                  (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 4.03%.

                                                                    PROSPECTUS 9

                                           INVESTMENT GRADE TAX-EXEMPT BOND FUND



THIS TABLE COMPARES THE FUND'S AVERAGE TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX AND THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE.


TRUST SHARES            1 YEAR        5 YEARS      SINCE INCEPTION
--------------------------------------------------------------------------------
Investment Grade
Tax-Exempt Bond Fund    -0.26%          6.91%           5.55%*
--------------------------------------------------------------------------------
Lehman Brothers
5-Year Municipal
Bond Index               0.74%          5.71%           4.50%**
--------------------------------------------------------------------------------
Lipper Intermediate
Municipal Debt Funds
Average                 -1.65%          5.55%           4.19%**
--------------------------------------------------------------------------------
 * SINCE 10/21/93
** SINCE 10/31/93


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 5-Year Municipal Bond Index is a widely-recognized index of intermediate investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years. The Lipper Intermediate Municipal Debt Funds Average is a composite of mutual funds with investment goals similar to the Fund's goals. It reports the average return of intermediate term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                            TRUST SHARES
Investment Advisory Fees                    0.74%
Other Expenses                              0.09%
                                            -----
Total Annual Fund Operating Expenses        0.83%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

        1 YEAR       3 YEARS         5 YEARS        10 YEARS
          $85         $265            $460           $1,025

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.71%% and 0.80%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

10 PROSPECTUS

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                    High current income, while preserving capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Mortgage-backed securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to identify securities that are less
                                   prone to prepayment risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Conservative investors who want to receive
                                   income from their investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Limited-Term Federal Mortgage Securities Fund invests primarily in U.S. government agency mortgage-backed securities, such as Fannie Mae, GNMA and collateralized mortgage obligations. These securities typically have an effective maturity from 1 to 5 years. In selecting investments for the Fund, the Adviser tries to identify securities that the Adviser expects to perform well in rising and falling markets. The Adviser also attempts to reduce the risk that the underlying mortgages are prepaid by focusing on securities that it believes are less prone to this risk. For example, Fannie Mae or GNMA securities that were issued years ago may be less prone to prepayment risk because there have been many opportunities for prepayment, but few have occurred. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.


Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.



[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*




[Bar Chart Omitted]
Plot points are as follows:

1995    12.14%
1996     4.53%
1997     6.74%
1998     6.90%
1999     1.25%

            BEST QUARTER              WORST QUARTER
                4.05%                    -0.29%
              (3/31/95)                 (6/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.61%.

                                                                   PROSPECTUS 11

                                   LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE MERRILL LYNCH 1-5 YEAR U.S. TREASURIES/AGENCIES INDEX AND THE MERRILL LYNCH 1-5 YEAR U.S. TREASURY INDEX.

TRUST SHARES            1 YEAR         5 YEARS     SINCE INCEPTION
--------------------------------------------------------------------------------
Limited-Term Federal
Mortgage Securities
Fund                     1.25%          6.26%           5.65%*
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year
U.S. Treasuries/Agencies
Index                    2.11%          6.78%           6.22%**
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year
U.S. Treasury Index      2.04%          6.78%           6.22%**
--------------------------------------------------------------------------------
 * SINCE 6/6/94
** SINCE 5/31/94

[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch 1-5 Year U.S. Treasuries/ Agencies Index includes U.S. government and agency bonds that have a minimum issue size of $150 million. The current market value of the Index is $1.2 trillion with duration of 2.1 years and yield to maturity of 6.4%. The Merrill Lynch 1-5 Year U.S. Treasury Index is a widely-recognized, capitalization-weighted companies with larger market capitalization have more influence than those with smaller market capitalizations index of U.S. Treasury securities with maturities of 1 year or greater and no more than 5 years.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                            TRUST SHARES
Investment Advisory Fees                    0.65%
Other Expenses                              0.14%
                                            -----
Total Annual Fund Operating Expenses        0.79%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $81           $252            $439            $978

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.60% and 0.74%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

12 PROSPECTUS

MARYLAND MUNICIPAL BOND FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                    High current income exempt from federal and
                                   Maryland income tax, consistent with
                                   preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Maryland municipal securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to invest in investment grade
                                   municipal securities
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Maryland residents who want income exempt
                                   from federal and state income taxes
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Maryland Municipal Bond Fund invests substantially all of its assets in municipal securities with income exempt from federal and Maryland income taxes. Issuers of these securities can be located in Maryland, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser tries to limit risk by buying investment grade securities. There are no limits on the Fund's average weighted maturity or on the remaining maturities of individual securities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. The Fund's concentration of investments in securities of issuers located in Maryland subjects the Fund to economic and government policies within Maryland.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



[Bar Chart Omitted]
Plot points are as follows:

1997     8.78%
1998     5.87%
1999    -3.33%

            BEST QUARTER              WORST QUARTER
                3.58%                    -1.52%
              (6/30/97)                 (9/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 4.26%.

                                                                   PROSPECTUS 13

                                                    MARYLAND MUNICIPAL BOND FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE LEHMAN BROTHERS
GENERAL OBLIGATION BOND INDEX.

TRUST SHARES                      1 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
Maryland Municipal
Bond Fund                          -3.33%         2.84%*
--------------------------------------------------------------------------------
Lehman Brothers General
Obligation Bond Index              -1.51%         4.67%**
--------------------------------------------------------------------------------

 * SINCE 3/1/96
** SINCE 2/29/96


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers General Obligation Bond Index is a widely-recognized index of general obligation securities issued in the last 5 years with maturities of over 1 year.




[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                            TRUST SHARES
Investment Advisory Fees                    0.65%
Other Expenses                              0.15%
                                            -----
Total Annual Fund Operating Expenses        0.80%



--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $82           $255            $444            $990

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.57% and 0.72%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

14 PROSPECTUS

SHORT-TERM BOND FUND

[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                    High current income, while preserving capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Investment grade U.S. government and
                                   corporate debt securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to identify securities that offer a
                                   comparably better return than similar
                                   securities for a given level of credit risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Income oriented investors who are willing to
                                   accept increased risk for the possibility of
                                   returns greater than money market investing
--------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Short-Term Bond Fund invests primarily in a diversified portfolio of short- to medium-term investment grade U.S. Treasury, corporate debt, mortgage-backed and asset-backed securities. The Fund expects that it will normally maintain an average weighted maturity of approximately 3 years. In selecting investments for the Fund, the Adviser attempts to identify securities that offer a comparably better investment return for a given level of credit risk. For example, short-term bonds generally have better returns than money market instruments, with a fairly modest increase in credit risk and/or volatility. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view towards maximizing returns. The Adviser analyzes yields, market sectors and credit risk in an effort to identify attractive investments with the best risk/reward trade-off. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans or underlying assets such as truck and auto loans, leases and credit card receivables. Mortgage-backed and asset-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loan, receivables or other assets underlying these securities. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed or asset-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in the market place. When interest rates fall, however, mortgage-backed and asset-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayment or prepayment of the underlying asset that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed or asset-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



[Bar Chart Omitted]
Plot points are as follows:

1994    -0.07%
1995    11.77%
1996     3.90%
1997     6.78%
1998     6.84%
1999     0.92%

            BEST QUARTER              WORST QUARTER
                3.76%                    -0.58%
              (6/30/95)                 (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.83%.

                                                                   PROSPECTUS 15

                                                            SHORT-TERM BOND FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE SALOMON 1-3 YEAR TREASURY/GOVERNMENT SPONSORED/CORPORATE INDEX.

TRUST SHARES           1 YEAR         5 YEARS    SINCE INCEPTION
--------------------------------------------------------------------------------
Short-Term Bond Fund    0.92%           5.98%        4.97%*
--------------------------------------------------------------------------------
Salomon 1-3 Year
Treasury/Government
Sponsored/Corporate
Index                   3.29%           6.56%         5.41%**
--------------------------------------------------------------------------------
 * SINCE 3/15/93
** SINCE 2/28/93

[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index is a widely-recognized index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade (BBB). The securities in the Index have maturities of 1 year or greater and less than 3 years.

[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                            TRUST SHARES
Investment Advisory Fees                    0.65%
Other Expenses                              0.11%
                                            -----
Total Annual Fund Operating Expenses        0.76%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $78           $243            $422            $942

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.60% and 0.71%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

16 PROSPECTUS

SHORT-TERM U.S. TREASURY SECURITIES FUND

[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY

INVESTMENT GOAL                    High current income, while preserving capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Short-term U.S. Treasury securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to identify Treasury securities with
                                   maturities that offer a comparably better
                                   return potential and yield than either
                                   shorter maturity or longer maturity
                                   securities for a given level of interest
                                   rate risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Income oriented investors who are willing to
                                   accept increased risk for the possibility of
                                   returns greater than money market investing
--------------------------------------------------------------------------------

[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Short-Term U.S. Treasury Securities Fund invests exclusively in short-term U.S. Treasury securities (those with remaining maturities of 3 years or less). The Fund intends to maintain an average weighted maturity from 1 to 2 years. The Fund offers investors the opportunity to capture the advantage of investing in short-term bonds over money market instruments. Generally, short-term bonds offer a comparably better return than money market instruments, with a modest increase in interest rate risk. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view toward maximizing returns and yield. The Adviser tries to select those U.S. Treasury securities that offer the best risk/reward trade-off.

[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that short-term U.S. Treasury securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*


[Bar Chart Omitted]
Plot points are as follows:

1994     1.41%
1995     8.58%
1996     4.52%
1997     5.86%
1998     6.24%
1999     2.71%

            BEST QUARTER              WORST QUARTER
                2.61%                    -0.10%
              (3/31/95)                 (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.49%.

                                                                   PROSPECTUS 17

                                        SHORT-TERM U.S. TREASURY SECURITIES FUND






THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE SALOMON 1-3 YEAR TREASURY INDEX AND THE SALOMON 6 MONTH TREASURY BILL INDEX.

TRUST SHARES           1 YEAR          5 YEARS     SINCE INCEPTION
--------------------------------------------------------------------------------
Short-Term U.S. Treasury
Securities Fund          2.71%          5.56%           4.71%*
--------------------------------------------------------------------------------
Salomon 1-3 Year
Treasury Index           3.06%          6.48%           5.31%**
--------------------------------------------------------------------------------
Salomon 6 Month
Treasury Bill Index      4.80%          5.33%           4.93%**
--------------------------------------------------------------------------------
 * SINCE 3/15/93
** SINCE 2/28/93


[CHART GRAPHIC OMITTED]

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Salomon 1-3 Year Treasury Index is a widely-recognized index of U.S. Treasury securities with maturities of one year or greater and less than three years. The Salomon 6 Month Treasury Bill Index is a widely-recognized index of the 6 month U.S. Treasury Bills.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                            TRUST SHARES
Investment Advisory Fees                    0.65%
Other Expenses                              0.14%
                                            -----
Total Annual Fund Operating Expenses        0.79%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $81           $252            $439            $978


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.59% and 0.73%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

18 PROSPECTUS

U.S. GOVERNMENT SECURITIES FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                    High current income, while preserving capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Mortgage-backed securities and U.S. Treasury
                                   obligations
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Low to moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to increase income without adding
                                   undue risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Conservative investors who want to receive
                                   income from their investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The U.S. Government Securities Fund invests primarily in U.S. government debt securities, such as mortgage-backed securities and U.S. Treasury obligations. In an attempt to provide a consistently high dividend without adding undue risk, the Fund focuses its investments in mortgage-backed securities. The average maturity of the Fund's portfolio will typically range from 7 to 14 years.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government debt securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



[Bar Chart Omitted]
Plot points are as follows:

1995    17.33%
1996     2.55%
1997     8.94%
1998     8.16%
1999    -0.97%

            BEST QUARTER              WORST QUARTER
                5.89%                    -2.24%
              (6/30/95)                 (3/31/96)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 3.82%.

                                                                   PROSPECTUS 19

                                                 U.S. GOVERNMENT SECURITIES FUND


THIS TABLE COMPARES THE FUND'S AVERAGE TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE MERRILL LYNCH GOVERNMENT/MORTGAGE INDEX AND THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX.

TRUST SHARES                 1 YEAR       5 YEARS      SINCE INCEPTION
--------------------------------------------------------------------------------
U.S. Government
Securities Fund               -0.97%        7.02%           6.14%*
--------------------------------------------------------------------------------
Merrill Lynch Government/
Mortgage Index                -0.70%        7.67%           6.90%**
--------------------------------------------------------------------------------
Lehman Brothers Intermediate
U.S. Government Bond Index     0.50%        6.93%           6.26%**

--------------------------------------------------------------------------------
 * SINCE 8/1/94
** SINCE 7/31/94


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch Government/Mortgage Index is a synthetic index created by combining, at their respective market weights (i) the Merrill Lynch Government Master Index, which is a widely-recognized index comprised of U.S. Treasury securities and U.S. government agency securities with a maturity of at least 1 year; and (ii) the Merrill Lynch Mortgage Master Index, which is a widely-recognized index comprised of mortgage-backed securities including 15 and 30 year single family mortgages in addition to aggregated pooled mortgages. The Lehman Brothers Intermediate U.S. Government Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, and corporate debt backed by the U.S.
government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade
(BBB) or higher, with maturities of at least 1 year.




[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                            TRUST SHARES
Investment Advisory Fees                    0.74%
Other Expenses                              0.10%
                                            -----
Total Annual Fund Operating Expenses        0.84%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $86           $268            $466           $1,037


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.71% and 0.81%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

20 PROSPECTUS

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                    High current income exempt from federal and
                                   Virginia income tax,  consistent with
                                   preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Virginia municipal securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to limit risk by investing in
                                   investment grade municipal  securities with
                                   an intermediate average maturity
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Virginia residents who want income exempt
                                   from federal and state income taxes
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Virginia Intermediate Municipal Bond Fund invests substantially all of its assets in municipal securities with income exempt from federal and Virginia income taxes. Issuers of these securities can be located in Virginia, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser tries to limit risk by buying investment grade securities. The Adviser also considers stability and growth of principal. The Adviser expects that the Fund's average weighted maturity will range from 5 to 10 years but there is no limit on the maturities of individual securities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.
The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies within Virginia.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



[Bar Chart Omitted]
Plot points are as follows:

1994    -6.45%
1995    14.25%
1996     2.95%
1997     7.25%
1998     5.22%
1999    -2.34%

            BEST QUARTER              WORST QUARTER
                5.99%                    -6.80%
              (3/31/95)                 (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 3.18%.

                                                                   PROSPECTUS 21

                                       VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE LEHMAN BROTHERS 5-YEAR GENERAL OBLIGATION BOND INDEX AND THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX.

TRUST SHARES             1 YEAR       5 YEARS      SINCE INCEPTION
--------------------------------------------------------------------------------
Virginia Intermediate
Municipal Bond Fund      -2.34%        5.33%           4.16%*
--------------------------------------------------------------------------------
Lehman Brothers
5-Year General
Obligation Bond Index     0.72%        5.80%           5.13%**
--------------------------------------------------------------------------------
Lehman Brothers
General Obligation
Bond Index               -1.51%        6.82%           5.78%**
--------------------------------------------------------------------------------

 * SINCE 1/11/93
** SINCE 12/31/92


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 5-Year General Obligation Bond Index is a widely-recognized index of municipal bonds with maturities ranging from 4 to 6 years. The Index represents various market sectors and geographic locations. The Lehman Brothers General Obligation Bond Index is a widely-recognized index of general obligation securities issued in the last 5 years with maturities of over 1 year.




[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                            TRUST SHARES
Investment Advisory Fees                    0.65%
Other Expenses                              0.11%
                                            -----
Total Annual Fund Operating Expenses        0.76%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $78           $243            $422            $942


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

22 PROSPECTUS

VIRGINIA MUNICIPAL BOND FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                    High current income exempt from federal and
                                   Virginia income taxes,  consistent with
                                   preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Virginia municipal securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to invest in investment grade
                                   municipal securities
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Virginia residents who want income exempt
                                   from federal and state income taxes
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Virginia Municipal Bond Fund invests substantially all of its assets in municipal securities with income exempt from federal and Virginia income taxes. Issuers of these securities can be located in Virginia, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser tries to limit risk by buying investment grade securities. There are no limits on the Fund's average weighted maturity or on the remaining maturities of individual securities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies within Virginia.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.



[Bar Chart Omitted]
Plot points are as follows:

1996     1.68%
1997     8.82%
1998     5.85%
1999    -4.86%

            BEST QUARTER              WORST QUARTER
                3.41%                    -2.73%
              (6/30/97)                 (3/31/96)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 4.41%.

                                                                   PROSPECTUS 23

                                                    VIRGINIA MUNICIPAL BOND FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX.

TRUST SHARES                      1 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
Virginia Municipal  Bond Fund     -4.86%         4.15%*
--------------------------------------------------------------------------------
Lehman Brothers General
Obligation Bond Index             -1.51%         5.79%**
--------------------------------------------------------------------------------
 * SINCE 4/4/95
** SINCE 3/31/95


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers General Obligation Bond Index is a widely-recognized index of general obligation securities issued in the last 5 years with maturities of over 1 year.




[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                            TRUST SHARES
Investment Advisory Fees                    0.65%
Other Expenses                              0.14%
                                            -----
Total Annual Fund Operating Expenses        0.79%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $81           $252            $439            $978


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

24 PROSPECTUS

PRIME QUALITY MONEY MARKET FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                    High current income, while preserving capital
                                   and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Money market instruments
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to identify money market instruments
                                   with the most  attractive risk/return
                                   trade-off
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Conservative investors who want to receive
                                   current income
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Prime Quality Money Market Fund invests exclusively in high quality U.S. money market instruments and foreign money market instruments denominated in U.S. dollars. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk. The Adviser analyzes maturity, yields, market sectors and credit risk. Investments are made in money market instruments with the most attractive risk/return trade-off. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



[Bar Chart Omitted]
Plot points are as follows:

1993     2.77%
1994     3.77%
1995     5.47%
1996     4.99%
1997     5.15%
1998     5.10%
1999     4.74%

            BEST QUARTER              WORST QUARTER
                1.37%                     0.68%
              (6/30/95)                 (6/30/93)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.83%.

                                                                   PROSPECTUS 25

                                                 PRIME QUALITY MONEY MARKET FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE IMONEYNET, INC. FIRST TIER AVERAGE.

TRUST SHARES                1 YEAR    5 YEARS    SINCE INCEPTION
--------------------------------------------------------------------------------
Prime Quality Money
Market Fund                   4.74%    5.09%         4.45%*
--------------------------------------------------------------------------------
iMoneyNet, Inc.
First Tier Average            4.57%    4.97%         4.33%**
--------------------------------------------------------------------------------
  * SINCE 6/8/92
 ** SINCE 5/31/92

To obtain more information about the Fund's yield, call 1-800-814-3397.


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. First Tier Average is a widely-recognized composite of money market funds which invest in securities rated in the highest category by at least two recognized rating agencies.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                            TRUST SHARES
Investment Advisory Fees                    0.65%
Other Expenses                              0.10%
                                            -----
Total Annual Fund Operating Expenses        0.75%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR         3 YEARS         5 YEARS        10 YEARS
    $77           $240            $417            $930

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.54% and 0.64%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

26 PROSPECTUS

TAX-EXEMPT MONEY MARKET FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                    High current interest income exempt from
                                   federal income taxes, while preserving
                                   capital and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Municipal money market instruments
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to increase income without added
                                   risk by analyzing credit quality
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Conservative investors who want to receive
                                   current tax-exempt income from their
                                   investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Tax-Exempt Money Market Fund invests substantially all of its assets in money market instruments issued by municipalities and issuers that pay income exempt from federal income taxes. In selecting investments for the Fund, the Adviser analyzes the credit quality and structure of each security to minimize risk. The Adviser actively manages the Fund's average maturity based on current interest rates and the Adviser's outlook of the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



[Bar Chart Omitted]
Plot points are as follows:

1993     2.02%
1994     2.47%
1995     3.48%
1996     3.06%
1997     3.23%
1998     3.02%
1999     2.80%

            BEST QUARTER              WORST QUARTER
                0.92%                     0.45%
              (6/30/95)                 (3/31/93)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 1.76%.

                                                                   PROSPECTUS 27

                                                    TAX-EXEMPT MONEY MARKET FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE IMONEYNET, INC. TAX-FREE STOCKBROKER & GENERAL PURPOSE AVERAGE.

TRUST SHARES                1 YEAR    5 YEARS    SINCE INCEPTION
--------------------------------------------------------------------------------
Tax-Exempt Money
Market Fund                  2.80%     3.12%        2.82%*
--------------------------------------------------------------------------------
iMoneyNet Inc.
Tax-Free Stockbroker
& General Purpose
Average                      2.70%     3.00%        2.71%**
--------------------------------------------------------------------------------
 * SINCE 6/8/92
** SINCE 5/31/92

To obtain more information about the Fund's yield, call 1-800-814-3397.


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Tax-Free Stockbroker & General Purpose Average is a widely-recognized composite of money market funds which invest in short-term municipal securities, the income of which is exempt from federal taxation.




[GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                            TRUST SHARES
Investment Advisory Fees                    0.55%
Other Expenses                              0.11%
                                            -----
Total Annual Fund Operating Expenses        0.66%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $67           $211            $368            $822


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.45% and 0.56%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

28 PROSPECTUS

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                    High current income, while preserving capital
                                   and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   U.S. Treasury and government agency
                                   securities, and repurchase agreements
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to increase income without adding
                                   undue risk by analyzing yields
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Conservative investors who want to receive
                                   current income
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The U.S. Government Securities Money Market Fund invests exclusively in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, and repurchase agreements involving these securities, and shares of registered money market funds that invest in the foregoing. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing yields. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



[Bar Chart Omitted]
Plot points are as follows:

1993     2.67%
1994     3.64%
1995     5.39%
1996     4.81%
1997     4.99%
1998     4.88%
1999     4.41%

            BEST QUARTER              WORST QUARTER
                1.36%                     0.65%
              (6/30/95)                 (6/30/93)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.65%.

                                                                   PROSPECTUS 29

                                    U.S. GOVERNMENT SECURITIES MONEY MARKET FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE IMONEYNET, INC. U.S. GOVERNMENT & AGENCY AVERAGE. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE, BUT THE ADVISER BELIEVES THAT THE IMONEYNET, INC. U.S. GOVERNMENT & AGENCY AVERAGE, BECAUSE OF ITS INCLUSION OF MONEY MARKET FUNDS THAT INVEST IN SECURITIES OF GOVERNMENT AGENCIES AND INSTRUMENTALITIES, MORE ACCURATELY REFLECTS THE TYPE OF SECURITIES IN WHICH THE FUND INVESTS.

TRUST SHARES               1 YEAR     5 YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------
U.S. Government
Securities Money
Market Fund                 4.41%      4.90%        4.28%*
--------------------------------------------------------------------------------
iMoneyNet, Inc.
U.S. Government
& Agency Average            4.52%      4.89%        4.26%**
--------------------------------------------------------------------------------
iMoneyNet, Inc.
U.S. Treasury
& Repo Average              4.36%      4.82%        4.20%**
--------------------------------------------------------------------------------
 * SINCE 6/8/92
** SINCE 5/31/92

To obtain more information about the Fund's yield, call 1-800-814-3397.



[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The previous index, the iMoneyNet, Inc. U.S. Treasury & Repo Average, is a widely-recognized composite of money market funds which invest in U.S. Treasury securities and repurchase agreements backed by these securities. The iMoneyNet, Inc. U.S. Government & Agency Average is a widely-recognized composite of all money market funds which invest in U.S. Treasury Bills, repurchase agreements or securities issued by agencies of the U.S. government.




[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                            TRUST SHARES
Investment Advisory Fees                    0.65%
Other Expenses                              0.09%
                                            -----
Total Annual Fund Operating Expenses        0.74%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $76           $237            $411            $918


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.56% and 0.65%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

30 PROSPECTUS

U.S. TREASURY MONEY MARKET FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                    High current income, while maintaining
                                   liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Money market instruments issued and
                                   guaranteed by the U.S. Treasury
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Investing in U.S. Treasury obligations and
                                   repurchase agreements
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Conservative investors who want to receive
                                   current income from their investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The U.S. Treasury Money Market Fund invests solely in U.S. Treasury obligations and repurchase agreements that are collateralized by obligations issued or guaranteed by the U.S. Treasury. The Fund limits its investments so as to obtain the highest investment quality rating by a nationally recognized statistical rating organization (Standard and Poor's Corporation, AAA). The Fund will maintain an average maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



[Bar Chart Omitted]
Plot points are as follows:

1990     7.86%
1991     5.75%
1992     3.40%
1993     2.51%
1994     3.50%
1995     5.33%
1996     4.77%
1997     4.93%
1998     4.82%
1999     4.38%

            BEST QUARTER              WORST QUARTER
                1.92%                     0.61%
              (6/30/90)                (12/31/93)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.60%.

                                                                   PROSPECTUS 31

                                                 U.S. TREASURY MONEY MARKET FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE.

TRUST SHARES     1 YEAR   5 YEARS  10 YEARS SINCE INCEPTION
--------------------------------------------------------------------------------
U.S. Treasury
Money Market
Fund              4.38%    4.85%     4.71%      5.30%*
--------------------------------------------------------------------------------
iMoneyNet, Inc.
U.S. Treasury &
Repo Average      4.36%    4.82%      N/A         N/A
--------------------------------------------------------------------------------
* SINCE 2/18/87

To obtain more information about the Fund's yield, call 1-800-814-3397.


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. U.S. Treasury & Repo Average is a widely-recognized composite of money market funds which invest in U.S. Treasury securities and repurchase agreements backed by these securities.




[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                            TRUST SHARES
Investment Advisory Fees                    0.65%
Other Expenses                              0.09%
                                            -----
Total Annual Fund Operating Expenses        0.74%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $76           $237            $411            $918


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.56% and 0.65%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

32 PROSPECTUS

VIRGINIA TAX-FREE MONEY MARKET FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                    High current income exempt from federal and
                                   Virginia income taxes, while preserving
                                   capital and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Virginia municipal money market instruments
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to increase income without added
                                   risk by analyzing credit quality
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Virginia residents who want to receive
                                   current income exempt from federal  and state
                                   income taxes
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Virginia Tax-Free Money Market Fund invests substantially all of its assets in money market instruments issued by municipalities and issuers that pay income exempt from federal and Virginia income taxes. Issuers of these securities can be located in Virginia, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser analyzes the credit quality and structure of each security to minimize risk. The Adviser actively manages the Fund's average maturity based on current interest rates and the Adviser's outlook of the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies within Virginia.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*


[Bar Chart Omitted]
Plot points are as follows:

1990     5.86%
1991     4.55%
1992     2.86%
1993     1.84%
1994     2.18%
1995     3.28%
1996     3.11%
1997     3.08%
1998     2.93%
1999     2.81%

            BEST QUARTER              WORST QUARTER
                1.47%                    0.43%
              (6/30/90)                 (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 1.77%.

                                                                   PROSPECTUS 33

                                             VIRGINIA TAX-FREE MONEY MARKET FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE IMONEYNET, INC. TAX-FREE STOCKBROKER & GENERAL PURPOSE AVERAGE.

TRUST SHARES       1 YEAR   5 YEARS  10 YEARS SINCE INCEPTION
--------------------------------------------------------------------------------
Virginia Tax-Free
Money Market
Fund                2.81%    3.04%     3.24%      3.39%*
--------------------------------------------------------------------------------
iMoneyNet, Inc.
Tax-Free  Stockbroker &
General Purpose
Average             2.70%    3.00%     3.14%      3.29%**
--------------------------------------------------------------------------------
  * SINCE 6/15/89
 ** SINCE 5/31/89

To obtain more information about the Fund's yield, call 1-800-814-3397.


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Tax-Free Stockbroker & General Purpose Average is a widely-recognized composite of money market funds which invest in short-term municipal securities, the income of which is exempt from federal taxation.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                            TRUST SHARES
Investment Advisory Fees                    0.40%
Other Expenses                              0.11%
                                            -----
Total Annual Fund Operating Expenses        0.51%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS        10 YEARS
     $52           $164            $285            $640

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

34 PROSPECTUS

MORE INFORMATION ABOUT RISK


[INNERTUBE GRAPHIC OMITTED]
MORE INFORMATION
ABOUT RISK


FIXED INCOME RISK
FLORIDA TAX-EXEMPT BOND FUND
GEORGIA TAX-EXEMPT BOND FUND
INVESTMENT GRADE BOND FUND
INVESTMENT GRADE TAX-EXEMPT BOND FUND
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
MARYLAND MUNICIPAL BOND FUND
SHORT-TERM BOND FUND
SHORT-TERM U.S. TREASURY SECURITIES FUND
U.S. GOVERNMENT SECURITIES FUND
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
VIRGINIA MUNICIPAL BOND FUND
TAX EXEMPT MONEY MARKET FUND
VIRGINIA TAX-FREE MONEY MARKET FUND


The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:


    CREDIT RISK

    FLORIDA TAX-EXEMPT BOND FUND
    GEORGIA TAX-EXEMPT BOND FUND
    INVESTMENT GRADE BOND FUND
    INVESTMENT GRADE TAX-EXEMPT BOND FUND
    MARYLAND MUNICIPAL BOND FUND
    SHORT-TERM BOND FUND
    VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
    VIRGINIA MUNICIPAL BOND FUND
    TAX EXEMPT MONEY MARKET FUND
    VIRGINIA TAX-FREE MONEY MARKET FUND

The possibility that an issuer will be unable to make timely payments of either principal or interest.


    MUNICIPAL ISSUER RISK


    FLORIDA TAX-EXEMPT BOND FUND
    GEORGIA TAX-EXEMPT BOND FUND
    INVESTMENT GRADE TAX-EXEMPT BOND FUND
    MARYLAND MUNICIPAL BOND FUND
    TAX-EXEMPT MONEY MARKET FUND
    VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
    VIRGINIA MUNICIPAL BOND FUND
    VIRGINIA TAX-FREE MONEY MARKET FUND


    There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

    In addition, the Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.


REGIONAL RISK


FLORIDA TAX-EXEMPT BOND FUND
GEORGIA TAX-EXEMPT BOND FUND
MARYLAND MUNICIPAL BOND FUND
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
VIRGINIA MUNICIPAL BOND FUND
VIRGINIA TAX-FREE MONEY MARKET FUND


To the extent that the Fund's investments are concentrated in a specific geographic region, the Fund may be subject to the political and other developments affecting that region. Regional economies are often closely interrelated, and political and economic developments affecting one region, country or state often affect other regions, countries or states, thus subjecting a Fund to additional risks.

                                                                   PROSPECTUS 35

                                         MORE INFORMATION ABOUT FUND INVESTMENTS



[MOUNTAINTOP GRAPHIC OMITTED]
MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Bond Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, the Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited-Term Federal Mortgage Securities Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Bond Fund, Virginia Intermediate Municipal Bond Fund and the U.S. Government Securities Fund each may shorten its average weighted maturity to as little as 90 days. A Bond Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for higher income. In addition, each Fund may change its investment goal without shareholder approval. Of course, a Fund cannot guarantee that it will achieve its investment goal.


[MAGNIFYER GRAPHIC OMITTED]
INVESTMENT ADVISER

The Investment Adviser (the "Adviser") makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Trusco Capital Management, Inc. (Trusco), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Funds. As of July 1, 2000, Trusco had approximately $47 billion in assets under management. For the fiscal period ended May 31, 2000, the Adviser received advisory fees of:

   FLORIDA TAX-EXEMPT BOND FUND                       0.54%
   GEORGIA TAX-EXEMPT BOND FUND                       0.54%
   INVESTMENT GRADE BOND FUND                         0.67%
   INVESTMENT GRADE TAX-EXEMPT BOND FUND              0.68%
   LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND      0.53%
   MARYLAND MUNICIPAL BOND FUND                       0.53%
   SHORT-TERM BOND FUND                               0.56%
   SHORT-TERM U.S. TREASURY SECURITIES FUND           0.53%
   U.S. GOVERNMENT SECURITIES FUND                    0.67%
   VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND          0.65%
   VIRGINIA MUNICIPAL BOND FUND                       0.60%
   PRIME QUALITY MONEY MARKET FUND                    0.50%
   TAX-EXEMPT MONEY MARKET FUND                       0.41%
   U.S. GOVERNMENT SECURITIES MONEY MARKET FUND       0.54%
   U.S. TREASURY MONEY MARKET FUND                    0.54%
   VIRGINIA TAX-FREE MONEY MARKET FUND                0.40%

The Adviser may use its affiliates as brokers for fund transactions.

For periods prior to January 1, 2000, STI Capital Management, N.A. ("STI"), a subsidiary of SunTrust Banks, Inc. served as Investment Adviser to the Florida Tax-Exempt Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund and the Limited-Term Federal Mortgage Securities Fund. On January 1, 2000, SunTrust Bank (formerly SunTrust Bank, Atlanta), a subsidiary of SunTrust Banks, Inc. and the investment adviser of the Georgia Tax-Exempt Bond Fund, succeeded STI as the Investment Adviser to those Funds. On July 1, 2000, SunTrust Banks, Inc. reorganized its money management units, including those of SunTrust Bank, into Trusco Capital Management, Inc. As a result, Trusco now serves as the Investment Adviser to each STI Classic Fund.

36 PROSPECTUS


INVESTMENT ADVISER AND PORTFOLIO MANAGERS

PORTFOLIO MANAGERS

Mr. Ronald Schwartz, CFA, has served as a Managing Director of Trusco since July 2000, after serving as a Managing Director of STI since 1988. He has managed the Florida Tax-Exempt Bond Fund since it began operating in January 1994, and the Investment Grade Tax-Exempt Bond Fund since it began operating in June 1992. He has had more than 19 years of investment experience.

Ms. Gay Cash has served as a Vice President of Trusco since July 2000. She has managed the Georgia Tax-Exempt Bond Fund since it began operating in January 1994. Previously, she had served as First Vice President of SunTrust Bank, Atlanta since 1998, and had worked there since 1987. She has more than 21 years of experience.

The Investment Grade Bond Fund and the Limited-Term Federal Mortgage Securities Fund are co-managed by Mr. L. Earl Denney, CFA, and Mr. Dave E. West, CFA. Mr. Denney has served as Managing Director of STI since 1983. In January 2000, Mr. Denney was named Managing Director of SunTrust Bank and is now Managing Director of Trusco. Mr. Denney has co-managed the Investment Grade Bond Fund since it began operating in June 1992 and has co-managed the Limited-Term Mortgage Securities Fund since it began operating in June 1994. Mr. Denney has more than 21 years of investment experience. Mr. West has served as a Managing Director of STI and has worked there since 1985. In January 2000, Mr. West was named Managing Director of SunTrust Bank and is now a Managing Director of Trusco. Mr. West has co-managed the Investment Grade Bond Fund since it began operating in June 1992 and has co-managed the Limited-Term Federal Mortgage Securities Fund since it began operating in June 1994. Mr. West has more than 14 years of investment experience.

Mr. George E. Calvert, Jr. has served as Vice President of Trusco since 2000. He has managed the Maryland Municipal Bond Fund since 2000, the Virginia Municipal Bond Fund since 2000, and the Virginia Intermediate Municipal Bond Fund since 2000. Prior to joining Trusco, Mr. Calvert served as a fixed income trader from 1998 to 2000 for Tredegar Trust Company. He also served as Vice President, Investment Division, of Central Fidelity Bank from 1988 to 1998. Mr. Calvert has more than 27 years of investment experience.

Ms. Agnes G. Pampush, CFA, has served as a Managing Director of Trusco since July 2000, after serving as a Vice President of Trusco since 1998. Ms. Pampush was employed by Trusco from 1988 to 1996, and rejoined the firm in 1998. She has managed the Short-Term Bond Fund since February 1999. She has more than 18 years of investment experience.

Mr. David S. Yealy has served as a Managing Director of Trusco since July 2000. He has managed the Prime Quality Money Market Fund since it began operating in June 1992, the Short-Term U.S. Treasury Securities Fund since July 1996, and the U.S Treasury Money Market Fund since October 2000. Prior to July 2000, Mr. Yealy was a First Vice President of Trusco and has worked there since 1991. He has more than 15 years of investment experience.

Mr. Neil J. Powers, CFA, joined Trusco in 1997 and serves as a Managing Director. He has managed the U.S. Government Securities Fund since 2000. Prior to joining Trusco, Mr. Powers worked at Putnam Investments, from 1986 to 1997, where he managed multi-sector bond funds and separately managed institutional accounts. He has more than 16 years of investment experience.

Mr. Robert S. Bowman, CFA, has served as a Vice President of Trusco since January 1999. He has managed the Virginia Tax-Free Money Market Fund since May 1995, the Tax-Exempt Money Market Fund since July 2000 and the U.S. Government Securities Money Market Fund since October 2000. Prior to joining Trusco, Mr. Bowman served as an assistant trader from 1994 to 1995 and Vice President of Crestar Asset Management Company since 1995. He has more than 6 years of investment experience.

                                                                   PROSPECTUS 37

                                              PURCHASING AND SELLING FUND SHARES


[HANDSHAKE GRAPHIC OMITTED]
PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Trust Shares of the Funds.

HOW TO PURCHASE FUND SHARES

The Funds offer Trust Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase Trust Shares through accounts made with financial institutions and potentially through the Investor's Advantage Account (an asset allocation account available through SunTrust Securities, Inc.). Trust Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Trust Shares. The Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day). But you may not purchase shares of the Money Market Funds on federal holidays.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV for each Fund (except the Money Market Funds), generally the Funds must receive your purchase order before 4:00 p.m. Eastern time.

Each Money Market Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time.) So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Money Market Funds must generally receive your order before 11:00 a.m. Eastern time for the Tax-Exempt Money Market Fund, before 12:00 p.m. Eastern time for the Virginia Tax-Free Money Market Fund or before 3:00 p.m. Eastern time for the Prime Quality Money Market and U.S. Government Securities Money Market Funds. Also each Money Market Fund must receive federal funds (readily available funds) before 4:00 p.m. Eastern time. Otherwise, your purchase order will be effective the following Business Day, as long as each Money Market Fund receives federal funds before calculating its NAV the following day.

FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES, AND OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

38 PROSPECTUS


PURCHASING AND SELLING FUND SHARES


HOW THE FUNDS CALCULATE NAV

In calculating NAV, a Fund (except the Money Market Funds) generally values its investment portfolio at market price. In calculating NAV for each Money Market Fund, each Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If market prices are unavailable or a Fund thinks that the market price or amortized cost valuation method is unreliable during certain market conditions or for other reasons, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Each Money Market Fund expects its NAV to remain constant at $1.00 per share, although the Fund cannot guarantee this.


NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.


HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

Holders of Trust Shares may sell shares by following the procedures established when they opened their account or accounts with the Funds or with their financial institution or intermediary. The sale price of each share will be the next NAV determined after the Funds receive your request.

Redemption orders must be received by the Money Market Funds on a Business Day before 11:00 a.m. Eastern time for the Tax-Exempt Money Market Fund, 12:00 p.m. Eastern Time for the Virginia Tax-Free Money Market Fund or 3:00 p.m. Eastern time for the Prime Quality, U.S. Treasury and U.S. Government Securities Money Market Funds. Orders received after these times will be executed the following Business Day.


RECEIVING YOUR MONEY

Normally, the Funds will send your sales proceeds within five Business Days after the Funds receive your request, but it may take up to seven days.


REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.


TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

                                                                   PROSPECTUS 39

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES



DIVIDENDS AND DISTRIBUTIONS

Each Fund declares dividends daily and pays these dividends monthly. Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.


TAXES


PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.


Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

The Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund, Investment Grade Tax-Exempt Bond Fund, Maryland Municipal Bond Fund, Tax-Exempt Money Market Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund and Virginia Tax-Free Money Market Fund intend to distribute federally tax-exempt income. Each Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by these Funds may be taxable.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

40 PROSPECTUS

FINANCIAL HIGHLIGHTS


FINANCIAL HIGHLIGHTS


The tables that follow present performance information about Trust Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information for each Fund, except the Maryland Municipal Bond Fund, Virginia Tax-Free Money Market Fund, U.S. Treasury Money Market Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund for the periods ended prior to May 31, 1999, has been audited by Arthur Andersen LLP, independent public accountants. The financial highlights for the Maryland Municipal Bond Fund, Virginia Tax-Free Money Market Fund, U.S. Treasury Money Market Fund, Virginia Intermediate Municipal Bond Fund, and Virginia Municipal Bond Fund for the periods ended prior to May 31, 1999 have been audited by Deloitte & Touche LLP, independent public accountants. The report of Arthur Andersen LLP, along with each Fund's financial statements, appears in the annual report that accompanies the SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-428-6970.

For the Periods Ended May 31, (unless otherwise noted)
For a Share Outstanding Throughout the Periods.

                                                  NET REALIZED
                    NET ASSET                         AND           DISTRIBUTIONS
                      VALUE         NET            UNREALIZED         FROM NET        DISTRIBUTIONS     NET ASSET
                    BEGINNING     INVESTMENT     GAINS (LOSSES)      INVESTMENT       FROM REALIZED     VALUE END      TOTAL
                    OF PERIOD      INCOME        ON INVESTMENTS        INCOME         CAPITAL GAINS     OF PERIOD     RETURN (+)
                    ---------     ----------     --------------     -------------     -------------     ---------     ----------

----------------------------
FLORIDA TAX-EXEMPT BOND FUND
----------------------------
  Trust Shares
    2000              $10.59       $ 0.44           $(0.49)            $(0.44)           $(0.04)         $10.06         (0.48)%
    1999               10.72         0.42            (0.02)             (0.42)            (0.11)          10.59          3.72
    1998               10.28         0.44             0.45              (0.44)            (0.01)          10.72          8.77
    1997               10.06         0.46             0.25              (0.46)            (0.03)          10.28          7.22
    1996               10.18         0.46            (0.07)             (0.46)            (0.05)          10.06          3.87

----------------------------
GEORGIA TAX-EXEMPT BOND FUND
----------------------------
  Trust Shares
    2000              $10.03       $ 0.40           $(0.49)            $(0.40)           $(0.04)         $ 9.50         (0.90)%
    1999               10.11         0.39            (0.06)             (0.39)            (0.02)          10.03          3.33
    1998                9.73         0.41             0.39              (0.41)            (0.01)          10.11          8.37
    1997                9.56         0.42             0.22              (0.42)            (0.05)           9.73          6.79
    1996                9.63         0.43            (0.05)             (0.43)            (0.02)           9.56          3.89

--------------------------
INVESTMENT GRADE BOND FUND
--------------------------
  Trust Shares
    2000              $10.36       $ 0.61           $(0.78)            $(0.61)           $   --          $ 9.58         (1.76)%
    1999               10.65         0.56            (0.11)             (0.56)            (0.18)          10.36          4.25
    1998               10.16         0.60             0.49              (0.60)               --           10.65         10.92
    1997               10.07         0.60             0.09              (0.60)               --           10.16          6.99
    1996               10.26         0.60            (0.19)             (0.60)               --           10.07          4.02

-------------------------------------
INVESTMENT GRADE TAX-EXEMPT BOND FUND
-------------------------------------
  Trust Shares
    2000              $11.10       $ 0.43           $(0.29)            $(0.43)           $(0.14)         $10.67          1.41%
    1999               11.40         0.43             0.10              (0.43)            (0.40)          11.10          4.67
    1998               11.22         0.44             0.50              (0.44)            (0.32)          11.40          8.57
    1997               11.10         0.44             0.33              (0.44)            (0.21)          11.22          7.13
    1996               11.28         0.45             0.19              (0.45)            (0.37)          11.10          5.82

----------------------------------------------
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
---------------------------------------------
  Trust Shares
    2000              $ 9.94       $ 0.55           $(0.32)            $(0.55)            $  --          $ 9.62          2.33%
    1999               10.12         0.54            (0.06)             (0.54)            (0.12)           9.94          4.75
    1998               10.02         0.58             0.11              (0.58)            (0.01)          10.12          7.12
    1997                9.99         0.58             0.04              (0.58)            (0.01)          10.02          6.43
    1996               10.11         0.62            (0.14)             (0.60)               --            9.99          4.84




                                                                                               RATIO OF NET
                                                      RATIO OF             RATIO OF             INVESTMENT
                                                         NET              EXPENSES TO            INCOME TO
                                       RATIO OF       INVESTMENT          AVERAGE NET           AVERAGE NET
                      NET ASSETS      EXPENSES TO       INCOME          ASSETS (EXCLUDING     ASSETS (EXCLUDING      PORTFOLIO
                       END OF          AVERAGE        TO AVERAGE          WAIVERS AND           WAIVERS AND          TURNOVER
                     PERIOD (000)     NET ASSETS      NET ASSETS         REIMBURSEMENTS)       REIMBURSEMENTS)         RATE
                     -----------      -----------    -------------      -----------------     -----------------      ---------

----------------------------
FLORIDA TAX-EXEMPT BOND FUND
----------------------------
  Trust Shares
    2000            $    93,040          0.67%            4.25%               0.78%                 4.14%               88%
    1999                118,609          0.67             3.90                0.77                  3.80                72
    1998                 93,939          0.66             4.16                0.80                  4.02                69
    1997                 50,487          0.65             4.48                0.80                  4.33               135
    1996                 30,790          0.65             4.49                0.88                  4.26                63

----------------------------
GEORGIA TAX-EXEMPT BOND FUND
----------------------------
  Trust Shares
    2000            $    81,160          0.67%            4.13%               0.77%                 4.03%               19%
    1999                 87,452          0.67             3.87                0.78                  3.76                12
    1998                 62,363          0.66             4.09                0.81                  3.94                 7
    1997                 39,732          0.65             4.31                0.81                  4.15                15
    1996                 22,950          0.65             4.36                0.89                  4.12                60

--------------------------
INVESTMENT GRADE BOND FUND
--------------------------
  Trust Shares
    2000             $  998,596          0.77%            6.05%               0.84%                 5.98%              202%
    1999              1,149,068          0.77             5.25                0.85                  5.17               221
    1998                793,488          0.76             5.67                0.86                  5.57               109
    1997                633,646          0.75             5.89                0.85                  5.79               298
    1996                599,514          0.75             5.81                0.87                  5.69               184

-------------------------------------
INVESTMENT GRADE TAX-EXEMPT BOND FUND
-------------------------------------
  Trust Shares
    2000             $  117,384          0.77%            3.98%               0.83%                 3.92%              226%
    1999                154,123          0.77             3.75                0.87                  3.65               224
    1998                146,606          0.76             3.83                0.88                  3.71               378
    1997                139,144          0.75             3.96                0.86                  3.85               489
    1996                124,507          0.75             4.01                0.89                  3.87               514

----------------------------------------------
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
---------------------------------------------
  Trust Shares
    2000             $  125,355          0.67%            5.60%               0.79%                 5.48%              384%
    1999                135,256          0.67             5.28                0.77                  5.18               379
    1998                137,488          0.66             5.75                0.77                  5.64               163
    1997                123,903          0.65             5.81                0.78                  5.68               133
    1996                 73,370          0.65             6.04                0.84                  5.85                83

(+) Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads.

Amounts designated as "--" are either $0 or round to $0.

                                                                   PROSPECTUS 41

                                                            FINANCIAL HIGHLIGHTS


                                                  NET REALIZED
                    NET ASSET                         AND           DISTRIBUTIONS
                      VALUE         NET            UNREALIZED         FROM NET        DISTRIBUTIONS     NET ASSET
                    BEGINNING     INVESTMENT     GAINS (LOSSES)      INVESTMENT       FROM REALIZED     VALUE END      TOTAL
                    OF PERIOD      INCOME        ON INVESTMENTS        INCOME         CAPITAL GAINS     OF PERIOD     RETURN (+)
                    ---------     ----------     --------------     -------------     -------------     ---------     ----------

--------------------------------
MARYLAND MUNICIPAL BOND FUND (A)
--------------------------------
  Trust Shares
    2000              $10.06       $ 0.42           $(0.60)            $(0.42)           $   --          $ 9.46         (1.78)%
    1999(1)            10.22         0.20            (0.15)             (0.20)            (0.01)          10.06          0.48
For the years ended November 30:
    1998                9.95         0.42             0.27              (0.42)               --           10.22          7.03
    1997                9.76         0.43             0.19              (0.43)               --            9.95          6.50
    1996(2)            10.00         0.31            (0.24)             (0.31)               --            9.76          1.07

--------------------
SHORT-TERM BOND FUND
--------------------
  Trust Shares
    2000              $ 9.91       $ 0.53           $(0.25)            $(0.53)           $(0.01)         $ 9.65          2.87%
    1999               10.05         0.51            (0.10)             (0.52)            (0.03)           9.91          4.06
    1998                9.90         0.55             0.16              (0.55)            (0.01)          10.05          7.31
    1997                9.86         0.53             0.07              (0.53)            (0.03)           9.90          6.30
    1996                9.98         0.54            (0.10)             (0.54)            (0.02)           9.86          4.45

----------------------------------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
----------------------------------------
  Trust Shares
    2000              $ 9.95       $ 0.46           $(0.10)            $(0.46)           $   --          $ 9.85          3.75%
    1999                9.97         0.47            (0.02)             (0.47)               --            9.95          4.59
    1998                9.88         0.51             0.10              (0.52)               --            9.97          6.30
    1997                9.84         0.51             0.04              (0.51)               --            9.88          5.76
    1996                9.93         0.55            (0.09)             (0.55)               --            9.84          4.73

-------------------------------
U.S. GOVERNMENT SECURITIES FUND
-------------------------------
  Trust Shares
    2000              $10.28       $ 0.58           $(0.42)            $(0.58)           $   --          $ 9.86          1.63%
    1999               10.46         0.59            (0.18)             (0.59)               --           10.28          3.90
    1998               10.02         0.61             0.44              (0.61)               --           10.46         10.76
    1997                9.91         0.62             0.11              (0.62)               --           10.02          7.54
    1996               10.27         0.62            (0.33)             (0.62)            (0.03)           9.91          2.77

---------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (A)
---------------------------------------------
  Trust Shares
    2000              $10.20       $ 0.43           $(0.57)            $(0.43)           $(0.05)         $ 9.58         (1.31)%
    1999(1)            10.44         0.21            (0.17)             (0.21)            (0.07)          10.20          0.42
    For years ended November 30:
    1998               10.31         0.45             0.17              (0.45)            (0.04)          10.44          6.10
    1997               10.22         0.46             0.09              (0.46)               --           10.31          5.55
    1996               10.24         0.42            (0.02)             (0.42)               --           10.22          4.01

--------------------------------
VIRGINIA MUNICIPAL BOND FUND (A)
--------------------------------
  Trust Shares
    2000              $10.43       $ 0.45           $(0.78)            $(0.45)           $(0.01)         $ 9.64         (3.18)%
    1999(1)            10.68         0.22            (0.19)             (0.22)            (0.06)          10.43          0.27
    For years ended November 30:
    1998               10.44         0.47             0.27              (0.47)            (0.03)          10.68          7.19
    1997               10.28         0.48             0.17              (0.48)            (0.01)          10.44          6.46
    1996               10.40         0.47            (0.12)             (0.47)               --           10.28          3.48



                                                                                               RATIO OF NET
                                                       RATIO OF             RATIO OF             INVESTMENT
                                                         NET               EXPENSES TO           INCOME TO
                                       RATIO OF       INVESTMENT          AVERAGE NET           AVERAGE NET
                      NET ASSETS      EXPENSES TO       INCOME          ASSETS (EXCLUDING     ASSETS (EXCLUDING      PORTFOLIO
                       END OF          AVERAGE        TO AVERAGE          WAIVERS AND           WAIVERS AND          TURNOVER
                     PERIOD (000)     NET ASSETS      NET ASSETS         REIMBURSEMENTS)       REIMBURSEMENTS)         RATE
                     -----------      -----------    -------------      -----------------     -----------------      ---------
--------------------------------
MARYLAND MUNICIPAL BOND FUND (A)
--------------------------------
  Trust Shares
    2000               $ 26,176          0.68%            4.24%              0.80%                  4.12%                14%
    1999(1)              29,658          0.70             3.83               1.37                   3.16                 19
For the years ended November 30:
    1998                 19,115          0.62             4.11               1.15                   3.58                 12
    1997                 11,461          0.63             4.38               1.16                   3.85                  5
    1996(2)               5,808          0.71             4.30               1.36                   3.65                  9

--------------------
SHORT-TERM BOND FUND
--------------------
  Trust Shares
    2000              $ 180,402         0.67%            5.40%               0.76%                  5.31%                70%
    1999                209,904         0.67             5.12                0.77                   5.02                108
    1998                120,422         0.66             5.47                0.79                   5.34                 87
    1997                 89,701         0.65             5.37                0.78                   5.24                118
    1996                 91,156         0.65             5.39                0.81                   5.23                163

----------------------------------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
----------------------------------------
  Trust Shares
    2000              $  72,570          0.67%            4.70%              0.79%                  4.58%                50%
    1999                 56,027          0.67             4.69               0.78                   4.58                 57
    1998                 46,920          0.66             5.19               0.84                   5.01                 39
    1997                 21,988          0.65             5.23               0.92                   4.96                 93
    1996                 10,149          0.65             5.56               1.00                   5.21                 94

-------------------------------
U.S. GOVERNMENT SECURITIES FUND
-------------------------------
  Trust Shares
    2000              $  85,420          0.77%            5.77%              0.84%                  5.70%                29%
    1999                102,167          0.77             5.58               0.88                   5.47                 19
    1998                 34,899          0.76             5.93               0.92                   5.77                 14
    1997                 19,471          0.75             6.19               1.02                   5.92                 21
    1996                 10,277          0.75             6.05               1.25                   5.55                 83

---------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (A)
---------------------------------------------
  Trust Shares
    2000              $ 202,209          0.76%            4.35%              0.76%                  4.35%                18%
    1999(1)             240,083          0.84             4.12               1.18                   3.78                 19
    For years ended November 30:
    1998                243,606          0.79             4.33               0.97                   4.15                 24
    1997                237,096          0.78             4.57               0.93                   4.42                 30
    1996                243,137          0.78             4.35               0.93                   4.20                 25

--------------------------------
VIRGINIA MUNICIPAL BOND FUND (A)
--------------------------------
  Trust Shares
    2000              $  48,980          0.74%            4.53%              0.79%                  4.48%                19%
    1999(1)              31,939          0.76             4.20               1.30                   3.66                  7
    For years ended November 30:
    1998                 29,252          0.69             4.41               1.10                   4.00                 28
    1997                 20,044          0.69             4.65               1.09                   4.25                 39
    1996                 15,911          0.71             4.61               1.11                   4.21                 24

(+) Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads.
(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(2) Commenced operations on March 1, 1996. All ratios for the period have been annualized.
(A) On May 24, 1999, the CrestFunds Maryland Municipal Bond, CrestFunds Virginia Intermediate Municipal Bond and CrestFunds Virginia Municipal Bond Funds exchanged all of their assets and certain liabilities for shares of the Maryland Municipal Bond, Virginia Intermediate Municipal Bond and Virginia Municipal Bond Funds, respectively. The CrestFunds Maryland Municipal Bond, CrestFunds Virginia Intermediate Municipal Bond and CrestFunds Virginia Municipal Bond Funds are the accounting survivors in this transaction, and as a result, their basis of accounting for assets and liabilities and their operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

Amounts designated as "--" are either $0 or round to $0.


42 PROSPECTUS




                      NET ASSET                     DISTRIBUTIONS
                        VALUE            NET         FROM NET         NET ASSET
                      BEGINNING       INVESTMENT     INVESTMENT       VALUE END        TOTAL
                      OF PERIOD        INCOME         INCOME          OF PERIOD      RETURN (+)
                    -------------    ------------   -------------     ---------     ----------

--------------------------------
PRIME QUALITY MONEY MARKET FUND
---------------------------------
  Trust Shares
    2000                $1.00          $ 0.05         $(0.05)           $1.00          5.20%
    1999                 1.00            0.05          (0.05)            1.00          4.83
    1998                 1.00            0.05          (0.05)            1.00          5.22
    1997                 1.00            0.05          (0.05)            1.00          5.01
    1996                 1.00            0.05          (0.05)            1.00          5.25

----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
  Trust Shares
    2000                $1.00          $ 0.03         $(0.03)           $1.00          3.19%
    1999                 1.00            0.03          (0.03)            1.00          2.81
    1998                 1.00            0.03          (0.03)            1.00          3.21
    1997                 1.00            0.03          (0.03)            1.00          3.09
    1996                 1.00            0.03          (0.03)            1.00          3.28

--------------------------------------------
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------
  Trust Shares
    2000                $1.00          $ 0.05         $(0.05)           $1.00          4.86%
    1999                 1.00            0.04          (0.04)            1.00          4.57
    1998                 1.00            0.05          (0.05)            1.00          5.04
    1997                 1.00            0.05          (0.05)            1.00          4.83
    1996                 1.00            0.05          (0.05)            1.00          5.14

-----------------------------------
U.S. TREASURY MONEY MARKET FUND (B)
-----------------------------------
  Trust Shares
    2000                $1.00           $0.05         $(0.05)           $1.00          4.81%
    1999(1)              1.00            0.02          (0.02)            1.00          2.08
    For the Year Ended November 30:
    1998                 1.00            0.05          (0.05)            1.00          4.89
    1997                 1.00            0.05          (0.05)            1.00          4.91
    1996                 1.00            0.05          (0.05)            1.00          4.80

---------------------------------------
VIRGINIA TAX-FREE MONEY MARKET FUND (B)
---------------------------------------
  Trust Shares
    2000                $1.00          $ 0.03         $(0.03)           $1.00          3.23%
    1999(1)              1.00            0.01          (0.01)            1.00          1.27
    For the Year Ended November 30:
    1998                 1.00            0.03          (0.03)            1.00          2.97%
    1997                 1.00            0.03          (0.03)            1.00          3.06
    1996                 1.00            0.03          (0.03)            1.00          3.14



                                                                                        RATIO OF NET
                                                      RATIO OF           RATIO OF        INVESTMENT
                                                         NET             EXPENSES TO       INCOME TO
                                       RATIO OF       INVESTMENT        AVERAGE NET      AVERAGE NET
                     NET ASSETS      EXPENSES TO       INCOME       ASSETS (EXCLUDING  ASSETS (EXCLUDING
                       END OF          AVERAGE        TO AVERAGE        WAIVERS AND      WAIVERS AND
                    PERIOD (000)     NET ASSETS      NET ASSETS       REIMBURSEMENTS)   REIMBURSEMENTS)
                    ------------     -----------     -----------    -----------------   ----------------

--------------------------------
PRIME QUALITY MONEY MARKET FUND
---------------------------------
  Trust Shares
    2000             $3,311,229          0.60%           5.06%              0.75%             4.91%
    1999              3,903,232          0.60            4.69               0.77              4.52
    1998              1,880,229          0.59            5.10               0.77              4.92
    1997              1,086,555          0.58            4.90               0.76              4.72
    1996              1,050,800          0.58            5.11               0.78              4.91

----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
  Trust Shares
    2000             $  755,858          0.52%           3.16%              0.66%             3.02%
    1999                641,640          0.52            2.75               0.66              2.61
    1998                448,023          0.51            3.14               0.67              2.98
    1997                333,006          0.50            3.04               0.66              2.88
    1996                273,613          0.50            3.23               0.68              3.05

--------------------------------------------
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------
  Trust Shares
    2000             $  468,568          0.63%           4.80%              0.74%             4.69%
    1999                404,459          0.63            4.47               0.76              4.34
    1998                377,490          0.62            4.92               0.78              4.76
    1997                344,350          0.61            4.73               0.76              4.58
    1996                325,493          0.61            5.02               0.78              4.85

-----------------------------------
U.S. TREASURY MONEY MARKET FUND (B)
-----------------------------------
  Trust Shares
    2000             $  723,277          0.63%           4.71%              0.74%             4.60%
    1999(1)             760,833          0.68            4.10               0.83              3.95
    For the Year Ended November 30:
    1998                699,923          0.66            4.77               0.81              4.62
    1997                632,381          0.65            4.82               0.80              4.67
    1996                389,051          0.66            4.69               0.81              4.54

---------------------------------------
VIRGINIA TAX-FREE MONEY MARKET FUND (B)
---------------------------------------
  Trust Shares
    2000             $  245,243          0.51%           3.19%              0.51%             3.19%
    1999(1)             270,431          0.67            2.51               0.82              2.36
    For the Year Ended November 30:
    1998                270,899          0.66%           2.92%              0.81%             2.77
    1997                226,837          0.66            3.02               0.81              2.87
    1996                182,320          0.66            2.88               0.81              2.73

(+) Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads.
(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(B) On May 24, 1999, the CrestFunds U.S Treasury Money and CrestFunds Tax-Free Money Funds exchanged all of their assets and certain liabilities for shares of the U.S. Treasury Money Market and Virginia Tax Free Money
    Market Funds. The CrestFunds U.S Treasury Money and CrestFunds
    Tax Free Money Funds are the accounting survivors in this transaction, and as a result, their basis of accounting for assets and liabilities and their operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

Amounts designated as "--" are either $0 or round to $0.


                                                                   PROSPECTUS 43

                                                                           NOTES

44 PROSPECTUS

NOTES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

46 PROSPECTUS

HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS



INVESTMENT ADVISER
Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303


DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


LEGAL COUNSEL
Morgan, Lewis & Bockius LLP


More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated October 1, 2000, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.



                                                                        XXX-XXXX

                                                                    XXXXXX/XX-XX

STI CLASSIC FUNDS-BOND FUNDS
FLEX AND INVESTOR SHARES



PROSPECTUS





OCTOBER 1, 2000

FLORIDA TAX-EXEMPT BOND FUND
GEORGIA TAX-EXEMPT BOND FUND
HIGH INCOME FUND
INVESTMENT GRADE BOND FUND
INVESTMENT GRADE TAX-EXEMPT BOND FUND
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
MARYLAND MUNICIPAL BOND FUND
SHORT-TERM BOND FUND
SHORT-TERM U.S. TREASURY SECURITIES FUND
U.S. GOVERNMENT SECURITIES FUND
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
VIRGINIA MUNICIPAL BOND FUND


INVESTMENT ADVISER
TO THE FUNDS:

TRUSCO CAPITAL MANAGEMENT, INC.
(the "Adviser")





[STI Logo Omitted]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

ABOUT THIS PROSPECTUS


CHOOSING INVESTOR OR FLEX SHARES

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Investor Shares and Flex Shares of the Bond Funds that you should know before investing. Please read this prospectus and keep it for future reference.

Investor Shares and Flex Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.


INVESTOR SHARES
[bullet] Front-end sales charge
[bullet] 12b-1 fees
[bullet] $2,000 minimum initial investment

FLEX SHARES
[bullet] Contingent deferred sales charge
[bullet] Higher 12b-1 fees
[bullet] $5,000 minimum initial investment

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


 2 FLORIDA TAX-EXEMPT BOND FUND
 4 GEORGIA TAX-EXEMPT BOND FUND
 6 HIGH INCOME FUND
 8 INVESTMENT GRADE BOND FUND
10 INVESTMENT GRADE TAX-EXEMPT BOND FUND
12 LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
14 MARYLAND MUNICIPAL BOND FUND
16 SHORT-TERM BOND FUND
18 SHORT-TERM U.S. TREASURY SECURITIES FUND
20 U.S. GOVERNMENT SECURITIES FUND
22 VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
24 VIRGINIA MUNICIPAL BOND FUND
26 MORE INFORMATION ABOUT RISK
27 MORE INFORMATION ABOUT FUND INVESTMENTS
28 INVESTMENT ADVISER AND PORTFOLIO MANAGERS
29 PURCHASING, SELLING AND EXCHANGING FUND SHARES
34 DIVIDENDS, DISTRIBUTIONS AND TAXES
35 FINANCIAL HIGHLIGHTS
38 HOW TO OBTAIN MORE INFORMATION ABOUT
   THE STI CLASSIC FUNDS


--------------------------------------------------------------------------------
[BRIEFCASE GRAPHIC OMITTED] FUND SUMMARY
[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY
[INNERTUBE GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING?
[ARROW GRAPHIC OMITTED] PERFORMANCE INFORMATION
[CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES
[MOUNTAINTOP GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS
[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER
[HANDSHAKE GRAPHIC OMITTED] PURCHASING, SELLING AND EXCHANGING FUND SHARES [DOLLAR GRAPHIC OMITTED] SALES CHARGES
--------------------------------------------------------------------------------

OCTOBER 1, 2000

                                                                    PROSPECTUS 1

                                     RISK/RETURN INFORMATION COMMON TO THE FUNDS


Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2 PROSPECTUS

FLORIDA TAX-EXEMPT BOND FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                         Current income exempt from federal
                                        income taxes for Florida residents with
                                        shares themselves expected to be exempt
                                        from the Florida intangible personal
                                        property tax
--------------------------------------------------------------------------------
INVESTMENT FOCUS                        Florida municipal securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                  Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY           Attempts to invest more Fund assets in
                                        undervalued sectors and less in
                                        overvalued ones
--------------------------------------------------------------------------------
INVESTOR PROFILE                        Florida residents who want income exempt
                                        from federal income taxes
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Florida Tax-Exempt Bond Fund invests substantially all of its assets in municipal securities with income exempt from federal income taxes, and the shares themselves are expected to be exempt from the Florida intangible personal property tax. Issuers of these securities can be located in Florida, Puerto Rico and other U.S. territories and possessions. In addition, up to 20% of the Fund's assets may be invested in securities subject to the alternative minimum tax or in certain taxable debt securities. In selecting investments for the Fund, the Adviser tries to limit risk as much as possible. Based on the Adviser's analysis of municipalities, credit risk, market trends and investment cycles, the Adviser attempts to invest more of the Fund's assets in undervalued market sectors and less in overvalued sectors. The Adviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Adviser anticipates that the Fund's average weighted maturity will range from 6 to 25 years. Under certain circumstances, such as a national financial emergency or a temporary decline in availability of Florida obligations, up to 20% of the Fund's assets may be invested in securities subject to the Florida intangible personal property tax and/or securities that generate income subject to federal personal income taxes. These securities may include short-term municipal securities outside Florida or certain taxable fixed income securities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's concentration of investments in securities of issuers located in Florida subjects the Fund to economic and government policies within Florida.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*


[Bar Graph Omitted]
Plot points are as follows:

1995    15.70%
1996     3.73%
1997     7.60%
1998     5.94%
1999    -2.41%

            BEST QUARTER             WORST QUARTER
               6.13%                    -2.35%
             (3/31/95)                 (6/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 4.09%.

                                                                    PROSPECTUS 3

                                                    FLORIDA TAX-EXEMPT BOND FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND THE LIPPER FLORIDA MUNICIPAL DEBT FUNDS AVERAGE.

INVESTOR SHARES            1 YEAR    5 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------
Florida Tax-Exempt
Bond Fund                  -2.41%     5.95%*      4.72%*
--------------------------------------------------------------------------------
Lehman Brothers 10-Year
Municipal Bond Index       -1.24%     7.12%       4.90%**
--------------------------------------------------------------------------------
Lipper Florida Municipal
Dept Funds Average         -4.35%     5.90%       3.52%**
--------------------------------------------------------------------------------
 * SINCE 1/18/94    ** SINCE 1/31/94

FLEX SHARES                       1 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund      -2.97%          3.98%*
--------------------------------------------------------------------------------
Lehman Brothers 10-Year
Municipal Bond Index              -1.24%          5.48%**
--------------------------------------------------------------------------------
Lipper Florida Municipal
Dept Funds Average                -4.35%          4.05%**
--------------------------------------------------------------------------------
* SINCE 6/1/95    ** SINCE 5/31/95


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years, and represents various market sectors and geographic locations. The Lipper Florida Municipal Debt Funds Average is a composite index of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the Florida intermediate-term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*               3.75%             None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)**             None              2.00%

 * THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                           0.65%             0.65%
Distribution and Service (12b-1) Fees              0.18%             1.00%
Other Expenses                                     0.53%             0.24%
                                                   -----             -----
Total Annual Fund Operating Expenses               1.36%             1.89%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                 1 YEAR   3 YEARS   5 YEARS  10 YEARS
Investor Shares   $508      $790    $1,092    $1,949
Flex Shares       $398      $594    $1,024    $2,212

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                 1 YEAR   3 YEARS   5 YEARS  10 YEARS
Investor Shares   $508      $790    $1,092    $1,949
Flex Shares       $198      $594    $1,021    $2,212

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 0.60%, 0.13% and 0.92%, respectively. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 0.60%, 0.58% and 1.42%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

4 PROSPECTUS

GEORGIA TAX-EXEMPT BOND FUND

[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                         Current income exempt from federal and
                                        state income taxes for Georgia residents
                                        without undue risk
--------------------------------------------------------------------------------
INVESTMENT FOCUS                        Georgia municipal securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                  Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY           Attempts to invest more Fund assets in
                                        undervalued sectors and less in
                                        overvalued ones
--------------------------------------------------------------------------------
INVESTOR PROFILE                        Georgia residents who want income exempt
                                        from federal and state income taxes
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Georgia Tax-Exempt Bond Fund invests substantially all of its assets in municipal securities with income exempt from federal and Georgia income taxes. Issuers of these securities can be located in Georgia, Puerto Rico and other U.S. territories and possessions. In addition, up to 20% of the Fund's assets may be invested in securities subject to the alternative minimum tax or in certain taxable debt securities. In selecting investments for the Fund, the Adviser tries to limit risk as much as possible. Based on the Adviser's analysis of municipalities, credit risk, market trends and investment cycles, the Adviser attempts to invest more of the Fund's assets in undervalued market sectors and less in overvalued sectors. The Adviser tries to diversify the Fund's holdings within Georgia. The Adviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Adviser anticipates that the Fund's average weighted maturity will range from 6 to 25 years.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's concentration of investments in securities of issuers located in Georgia subjects the Fund to economic and government policies within Georgia.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*


[Bar Graph Omitted]
Plot points are as follows:

1995    13.13%
1996     3.43%
1997     7.96%
1998     5.47%
1999    -2.49%

            BEST QUARTER             WORST QUARTER
               4.84%                    -2.35%
             (3/31/95)                 (6/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 3.06%.

                                                                    PROSPECTUS 5

                                                    GEORGIA TAX-EXEMPT BOND FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999 TO THOSE OF THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND THE LIPPER GEORGIA MUNICIPAL DEBT FUNDS AVERAGE.

INVESTOR SHARES            1 YEAR    5 YEARS  SINCE INCEPTION
--------------------------------------------------------------------------------
Georgia Tax-Exempt
Bond Fund                  -2.49%      5.37%*     3.60%*
--------------------------------------------------------------------------------
Lehman Brothers 10-Year
Municipal Bond Index       -1.24%      7.12%      4.90%**
--------------------------------------------------------------------------------
Lipper Georgia Municipal
Dept Funds Average         -4.51%      6.04%      3.39%**
--------------------------------------------------------------------------------
 * SINCE 1/19/94    ** SINCE 1/31/94

FLEX SHARES                       1 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund      -2.93%          3.55%*
--------------------------------------------------------------------------------
Lehman Brothers 10-Year
Municipal Bond Index              -1.24%          5.48%**
--------------------------------------------------------------------------------
Lipper Georgia Municipal
Dept Funds Average                -4.51%          4.22%**
--------------------------------------------------------------------------------
* SINCE 6/6/95    ** SINCE 5/31/95


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 10-Year Municipal Bond Index is a widely-recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The Lipper Georgia Municipal Debt Funds Average is a composite index of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the Georgia intermediate-term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.




[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*               3.75%             None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)**             None              2.00%

 * THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                           0.65%             0.65%
Distribution and Service (12b-1) Fees              0.18%             1.00%
Other Expenses                                     0.57%             0.30%
                                                   -----             -----
Total Annual Fund Operating Expenses               1.40%             1.95%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                   1 YEAR   3 YEARS  5 YEARS  10 YEARS
Investor Shares     $510     $796     $1,102   $1,970
Flex Shares         $399     $597     $1,026   $2,222

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                   1 YEAR   3 YEARS  5 YEARS  10 YEARS
Investor Shares     $510     $796     $1,102   $1,970
Flex Shares         $199     $597     $1,026   $2,222

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 0.60%, 0.00% and 0.92%, respectively. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 0.60%, 0.52% and 1.42%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

6 PROSPECTUS

HIGH INCOME FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOALS
   PRIMARY                              High current income
   SECONDARY                            Total return
--------------------------------------------------------------------------------
INVESTMENT FOCUS                        High yield corporate, government, and
                                        other debt instruments of U.S. and non
                                        U.S. issuers
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                  High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY           Attempts to identify lower-rated
                                        securities offering high current income
                                        of issuers generating adequate cash flow
                                        to meet their obligations
--------------------------------------------------------------------------------
INVESTOR PROFILE                        Investors who seek high current income
                                        and who are willing to accept greater
                                        share price volatility through
                                        investment in high yield, below
                                        investment grade debt instruments
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The High Income Fund invests primarily in a diversified portfolio of higher yielding, lower rated income producing securities of U.S. and non-U.S. issuers. The Fund will invest at least 65%, and may invest up to 100%, of its assets in securities rated as "non-investment grade" by Moody's Investor Services, Inc. or by Standard & Poor's Rating Services or in unrated securities if, in the Adviser's opinion, they are of comparable quality. Such securities are commonly known as "junk bonds" and offer greater risks than investment grade bonds (i.e. rated BBB- or above by S&P or Baa3 or above by Moody's). In selecting debt securities for the Fund the Adviser seeks out companies with good fundamentals and performing prospects that are currently out of favor with investors. The primary basis for security selection is the potential income offered by the security relative to the Adviser's assessment of the issuer's ability to generate the cash flow required to meet its obligation. The Adviser employs a "bottom-up" approach, identifying investment opportunities based on the underlying financial and economic fundamentals of the specific issuer.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

High yield securities involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.

Discontinuation of these payments could substantially adversely affect the market value of the security.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The periods prior to March 28, 2000 represent the performance of the ESC Strategic Income Fund, the Fund's predecessor.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FLEX SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

[Bar Graph Omitted]
Plot points are as follows:

1995    14.91%
1996     5.84%
1997     5.05%
1998     4.43%
1999     1.28%

            BEST QUARTER             WORST QUARTER
               6.79%                     -2.24%
             (3/31/95)                  (9/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS -8.49%.

                                                                    PROSPECTUS 7

                                                                HIGH INCOME FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX.

FLEX SHARES                1 YEAR    5 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------
High Income Fund            1.28%      6.21%       5.20%*
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Corporate High
Yield Bond Index            2.40%      9.31%       8.49%**
--------------------------------------------------------------------------------
*SINCE 5/4/94     **SINCE 4/30/94



[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Corporate High Yield Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index which covers the universe of fixed rate, non-investment grade debt.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                  None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)*                                2.00%

 * THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN 1 YEAR OF YOUR PURCHASE. SEE "SELLING FUND SHARES."


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Investment Advisory Fees                                             0.80%
Distribution and Service (12b-1) Fees                                1.00%
Other Expenses                                                       0.44%
                                                                     ----
Total Annual Fund Operating Expenses                                 2.24%

* ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT CURRENT FEES OF THE FUND.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                1 YEAR  3 YEARS  5 YEARS  10 YEARS
Flex Shares      $427    $700     $1,200   $2,575

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                1 YEAR  3 YEARS  5 YEARS 10 YEARS
 Flex Shares     $227    $700     $1,200   $2,575

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses are 0.65%, 0.31% and 1.40%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

8 PROSPECTUS

INVESTMENT GRADE BOND FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL
                                        High total return through current income
                                        and capital appreciation, while
                                        preserving the principal amount invested
--------------------------------------------------------------------------------
INVESTMENT FOCUS                        Investment grade U.S. government and
                                        corporate debt securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                  Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY           Attempts to identify relatively
                                        inexpensive securities in a selected
                                        market index
--------------------------------------------------------------------------------
INVESTOR PROFILE                        Investors who want to receive income
                                        from their investment, as well as an
                                        increase in the value of the investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Investment Grade Bond Fund invests primarily in investment grade corporate debt securities, U.S. Treasury obligations and mortgage-backed securities. In selecting investments for the Fund, the Adviser tries to minimize risk while attempting to outperform selected market indices. Currently, the Adviser's selected index is the Lehman Brothers U.S. Government/Credit Index, a widely-recognized, unmanaged index of investment grade government and corporate debt securities. The Adviser seeks to invest more in portions of the Index that seem relatively inexpensive, and less in those that seem expensive. The Adviser allocates the Fund's investments among various market sectors based on the Adviser's analysis of historical data, yield information and credit ratings. The Adviser anticipates that the Fund's average weighted maturity will range from 4 to 10 years. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.



[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*


[Bar Graph Omitted]
Plot points are as follows:

1993    10.42%
1994    -3.57%
1995    17.26%
1996     1.93%
1997     8.64%
1998     8.79%
1999    -1.93%

            BEST QUARTER             WORST QUARTER
               6.02%                    -2.67%
             (6/30/95)                 (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 0.24%.

                                                                    PROSPECTUS 9

                                                      INVESTMENT GRADE BOND FUND




THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX, THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE.

                                                     SINCE
INVESTOR SHARES                   1 YEAR   5 YEARS  INCEPTION
--------------------------------------------------------------------------------
Investment Grade Bond Fund        -1.93%    6.74%    5.76%*
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Government/Credit Index           -2.15%    7.60%    6.79%**
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Aggregate Bond Index         -0.83%    7.73%    6.73%**
--------------------------------------------------------------------------------
Lipper Intermediate Investment
Grade Debt Funds Average          -1.31%    6.79%    6.26%**
--------------------------------------------------------------------------------
*SINCE 6/11/92    **SINCE 5/31/92

FLEX SHARES                       1 YEAR  SINCE INCEPTION
--------------------------------------------------------------------------------
Investment Grade Bond Fund        -2.38%      4.62%*
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Government/Credit Index           -2.15%      5.90%**
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Aggregate Bond Index         -0.83%      6.10%**
--------------------------------------------------------------------------------
Lipper Intermediate Investment
Grade Debt Funds Average          -1.31%      5.31%**
--------------------------------------------------------------------------------
*SINCE 6/7/95     **SINCE 5/31/95


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index that combines the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Lehman Brothers U.S. Government/Credit Index consists of U.S. government obligations and corporate debt securities. The Lehman Brothers Mortgage-Backed Securities Index consists of mortgage-backed securities rated AAA. The Lehman Brothers U.S. Aggregate Bond Index includes fixed income securities rated investment grade (BBB) or higher, with maturities of at least one year. The securities in the Index have outstanding par values of at least $100 million for U.S. government obligations and $25 million for the others. The Lipper Intermediate Investment Grade Debt Funds Average is a composite of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the intermediate term investment grade bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*               3.75%             None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)**             None              2.00%

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                           0.74%             0.74%
Distribution and Service (12b-1) Fees              0.43%             1.00%
Other Expenses                                     0.20%             0.25%
                                                   -----             -----
Total Annual Fund Operating Expenses               1.37%             1.99%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                    1 YEAR   3 YEARS  5 YEARS  10 YEARS
Investor Shares      $509     $793    $1,097    $1,960
Flex Shares          $402     $624    $1,073    $2,317

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                    1 YEAR   3 YEARS  5 YEARS  10 YEARS
Investor Shares      $509     $793    $1,097    $1,960
Flex Shares          $202     $624    $1,073    $2,317

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 0.72%, 0.30% and 1.22%, respectively. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 0.72%, 0.74% and 1.71%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

10 PROSPECTUS

INVESTMENT GRADE TAX-EXEMPT BOND FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                         High total return through (i) current
                                        income that is exempt from federal
                                        income taxes and (ii) capital
                                        appreciation, while preserving the
                                        principal amount invested
--------------------------------------------------------------------------------
INVESTMENT FOCUS                        Investment grade municipal securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                  Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY           Attempts to invest more Fund assets in
                                        undervalued sectors and less in
                                        overvalued ones
--------------------------------------------------------------------------------
INVESTOR PROFILE                        Investors who want to receive tax-free
                                        current income and an increase in the
                                        value of their investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Investment Grade Tax-Exempt Bond Fund invests primarily in investment grade tax-exempt obligations, like municipal securities. The issuers of these securities may be located in any U.S. state, territory or possession. In addition, up to 20% of the Fund may be invested in securities subject to the alternative minimum tax or in certain taxable debt securities. In selecting investments for the Fund, the Adviser tries to limit risk as much as possible. Based on the Adviser's analysis of municipalities, credit risk, market trends and investment cycles, the Adviser attempts to invest more of the Fund's assets in undervalued market sectors and less in overvalued sectors. The Adviser also tries to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. The Adviser anticipates that the Fund's average weighted maturity will range from 4 to 10 years. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.



[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*


[Bar Graph Omitted]
Plot points are as follows:

1993    14.35%
1994    -0.60%
1995    14.51%
1996     4.99%
1997     7.36%
1998     6.73%
1999    -0.75%

            BEST QUARTER             WORST QUARTER
               5.87%                    -3.14%
             (3/31/95)                 (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 3.81%.

                                                                   PROSPECTUS 11

                                           INVESTMENT GRADE TAX-EXEMPT BOND FUND


THIS TABLE COMPARES THE FUND'S AVERAGE TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX AND THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE.

                                                     SINCE
INVESTOR SHARES                 1 YEAR    5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Investment Grade
Tax-Exempt Bond Fund            -0.75%     6.46%     6.64%*
--------------------------------------------------------------------------------
Lehman Brothers 5-Year
Municipal Bond Index             0.74%     5.71%     5.42%**
--------------------------------------------------------------------------------
Lipper Intermediate Municipal
Debt Funds Average              -1.65%     5.55%     5.32%**
--------------------------------------------------------------------------------
*SINCE 6/9/92     **SINCE 5/31/92


FLEX SHARES                     1 YEAR    SINCE INCEPTION
--------------------------------------------------------------------------------
Investment Grade Tax-
Exempt Bond Fund                -1.20%         4.65%*
--------------------------------------------------------------------------------
Lehman Brothers 5-Year
Municipal Bond Index             0.74%         4.76%**
--------------------------------------------------------------------------------
Lipper Intermediate Municipal
Debt Funds Average              -1.65%         4.35%**
--------------------------------------------------------------------------------
*SINCE 6/1/95     **SINCE 5/31/95

[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 5-Year Municipal bond Index is a widely-recognized index of intermediate investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years. The Lipper Intermediate Municipal Debt Funds Average is a composite of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the intermediate term municipal bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*               3.75%             None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)**             None              2.00%

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                           0.74%             0.74%
Distribution and Service (12b-1) Fees              0.43%             1.00%
Other Expenses                                     0.16%             0.21%
                                                   -----             -----
Total Annual Fund Operating Expenses               1.33%             1.95%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                    1 YEAR   3 YEARS  5 YEARS  10 YEARS
Investor Shares      $505     $781    $1,076    $1,916
Flex Shares          $398     $612    $1,052    $2,225

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                    1 YEAR   3 YEARS  5 YEARS  10 YEARS
Investor Shares      $505     $781    $1,076    $1,916
Flex Shares          $198     $612    $1,052    $2,225

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 0.71%, 0.35% and 1.22%, respectively. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 0.71%, 0.78% and 1.70%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

12 PROSPECTUS

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY



INVESTMENT GOAL                         High current income, while preserving
                                        capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                        Mortgage-backed securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                  Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY           Attempts to identify securities that are
                                        less prone to prepayment risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                        Conservative investors who want to
                                        receive income from their investment
--------------------------------------------------------------------------------



[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Limited-Term Federal Mortgage Securities Fund invests primarily in U.S. government agency mortgage-backed securities, such as Fannie Mae, GNMA and collateralized mortgage obligations. These securities typically have an effective maturity from 1 to 5 years. In selecting investments for the Fund, the Adviser tries to identify securities that the Adviser expects to perform well in rising and falling markets. The Adviser also attempt to reduce the risk that the underlying mortgages are prepaid by focusing on securities that it believes are less prone to this risk. For example, Fannie Mae or GNMA securities that were issued years ago may be less prone to prepayment risk because there have been many opportunities for prepayment, but few have occurred. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?


The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.



[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*


[Bar Chart Omitted]
Plot points are as follows:

1995    12.02%
1996     4.29%
1997     6.37%
1998     6.73%
1999     0.96%

            BEST QUARTER             WORST QUARTER
               4.01%                    -0.26%
             (3/31/95)                 (6/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.36%.

                                                                   PROSPECTUS 13

                                   LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE MERRILL LYNCH 1-5 YEAR U.S. TREASURIES/AGENCIES INDEX AND THE MERRILL LYNCH 1-5 YEAR U.S. TREASURY INDEX.

                                                     SINCE
INVESTOR SHARES                   1 YEAR   5 YEARS  INCEPTION
--------------------------------------------------------------------------------
Limited-Term Federal
Mortgage Securities Fund           0.96%    6.01%     5.56%*
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year
U.S. Treasuries/Agencies
Index                              2.11%    6.78%     6.18%**
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year
U.S. Treasury Index                2.04%    6.78%     6.17%**
--------------------------------------------------------------------------------
* SINCE 7/18/94   ** SINCE 7/31/94


FLEX SHARES                       1 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
Limited-Term Federal
Mortgage Securities Fund           0.66%          4.60%*
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year
U.S. Treasuries/Agencies Index     2.11%          5.78%**
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year
U.S. Treasury Index                2.04%          5.77%**
--------------------------------------------------------------------------------
 * SINCE 6/7/95    ** SINCE 5/31/95


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch 1-5 Year U.S Treasuries/Agencies Index includes U.S. government and agency bonds that have a minimum issue size of $150 million. The current market value of the Index is $1.29 trillion with duration of 2.1 years and yield to maturity of 6.4%. The Merrill Lynch 1-5 Year U.S. Treasury Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of U.S. Treasury securities with maturities of 1 year or greater and no more than 5 years.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*               2.50%             None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)**             None              2.00%

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                           0.65%             0.65%
Distribution and Service (12b-1) Fees              0.23%             1.00%
Other Expenses                                     0.81%             0.73%
                                                   -----             -----
Total Annual Fund Operating Expenses               1.69%             2.38%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                    1 YEAR   3 YEARS  5 YEARS  10 YEARS
Investor Shares      $418     $769    $1,145    $2,198
Flex Shares          $441     $742    $1,270    $2,716

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                    1 YEAR   3 YEARS  5 YEARS  10 YEARS
Investor Shares      $418     $769    $1,145    $2,198
Flex Shares          $241     $742    $1,270    $2,716


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 0.60%, 0.00% and 0.96%, respectively. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 0.60%, 0.00% and 1.31%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

14 PROSPECTUS

MARYLAND MUNICIPAL BOND FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                         High current income exempt from federal
                                        and Maryland income tax, consistent with
                                        preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                        Maryland municipal securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                  Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY           Attempts to invest in investment grade
                                        municipal securities
--------------------------------------------------------------------------------
INVESTOR PROFILE                        Maryland residents who want income
                                        exempt from federal and state income
                                        taxes
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Maryland Municipal Bond Fund invests substantially all of its assets in municipal securities with income exempt from federal and Maryland income taxes. Issuers of these securities can be located in Maryland, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser tries to limit risk by buying investment grade securities. There are no limits on the Fund's average weighted maturity or on the remaining maturities of individual securities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. The Fund's concentration of investments in securities of issuers located in Maryland subjects the Fund to economic and government policies of Maryland.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.



[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FLEX SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

[Bar Chart Omitted]
Plot points are as follows:

1997    7.90%
1998    4.91%
1999   -4.17%

            BEST QUARTER             WORST QUARTER
               3.35%                    -1.74%
             (6/30/97)                (9/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 3.78%.

                                                                   PROSPECTUS 15

                                                    MARYLAND MUNICIPAL BOND FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX.

FLEX SHARES                       1 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
Maryland Municipal Bond Fund      -4.17%          3.28%*
--------------------------------------------------------------------------------
Lehman Brothers General
Obligation Bond Index             -1.51%          5.31%**
--------------------------------------------------------------------------------
 * SINCE 4/25/96    ** SINCE 4/30/96


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers General Obligation Bond Index is a widely-recognized index of general obligation securities issued in the last 5 years with maturities of over 1 year.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                  None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)*                                2.00%

* THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Investment Advisory Fees                                             0.65%
Distribution and Service (12b-1) Fees                                1.00%
Other Expenses                                                       0.30%
                                                                     -----
Total Annual Fund Operating Expenses                                 1.95%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                1 YEAR   3 YEARS   5 YEARS  10 YEARS
Flex Shares      $398     $612     $1,052     $2,275

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                1 YEAR   3 YEARS   5 YEARS  10 YEARS
Flex Shares      $198     $612     $1,052     $2,275

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 0.57%, 0.77% and 1.64%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

16 PROSPECTUS

SHORT-TERM BOND FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                         High current income, while preserving
                                        capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                        Investment grade U.S. government and
                                        corporate debt securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                  Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY           Attempts to identify securities that
                                        offer a comparably better return than
                                        similar securities for a given level of
                                        credit risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                        Income oriented investors who are
                                        willing to accept increased risk for the
                                        possibility of returns greater than
                                        money market investing
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Short-Term Bond Fund invests primarily in a diversified portfolio of short- to medium-term investment grade U.S. Treasury, corporate debt, mortgage-backed and asset-backed securities. The Fund expects that it will normally maintain an average weighted maturity of approximately 3 years. In selecting investments for the Fund, the Adviser attempts to identify securities that offer a comparably better investment return for a given level of credit risk. For example, short-term bonds generally have better returns than money market instruments, with a fairly modest increase in credit risk and/or volatility. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view towards maximizing returns. The Adviser analyzes yields, market sectors and credit risk in an effort to identify attractive investments with the best risk/reward trade-off. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans or underlying assets such as truck and auto loans, leases and credit card receivables. Mortgage-backed and asset-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loan, receivables or other assets underlying these securities. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed or asset-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in the market place. When interest rates fall, however, mortgage-backed and asset-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayment or prepayment of the underlying asset that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed or asset-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.



[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*


[Bar Chart Omitted]
Plot points are as follows:

1994    -0.33%
1995    11.68%
1996     3.66%
1997     6.46%
1998     6.73%
1999     0.76%

            BEST QUARTER             WORST QUARTER
               3.81%                     -0.63%
            (6/30/95)                   (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.72%.

                                                                   PROSPECTUS 17

                                                            SHORT-TERM BOND FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE SALOMON 1-3 YEAR TREASURY/GOVERNMENT SPONSORED/CORPORATE INDEX.
                                                     SINCE
INVESTOR SHARES                 1 YEAR    5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Short-Term Bond Fund             0.76%     5.80%     4.70%*
--------------------------------------------------------------------------------
Salomon 1-3 Year Treasury/
Government Sponsored/
Corporate Index                  3.29%     6.56%     5.42%**
--------------------------------------------------------------------------------
 *SINCE 3/22/93    **SINCE 3/31/93


FLEX SHARES                           1 YEAR  SINCE INCEPTION
--------------------------------------------------------------------------------

Short-Term Bond Fund                   0.47%      4.50%*
--------------------------------------------------------------------------------
Salomon 1-3 Year Treasury/
Government Sponsored/
Corporate Index                        3.29%      5.80%**
--------------------------------------------------------------------------------
 *SINCE 6/20/95    **SINCE 6/30/95



[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index is a widely-recognized index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade (BBB). The securities in the Index have maturities of 1 year or greater and less than 3 years.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*               2.00%             None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)**             None              2.00%

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                           0.65%             0.65%
Distribution and Service (12b-1) Fees              0.23%             1.00%
Other Expenses                                     0.87%             0.76%
                                                   -----             -----
Total Annual Fund Operating Expenses               1.75%             2.41%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                    1 YEAR   3 YEARS  5 YEARS  10 YEARS
Investor Shares      $374     $740    $1,130    $2,221
Flex Shares          $444     $751    $1,285    $2,746

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                    1 YEAR   3 YEARS  5 YEARS  10 YEARS
Investor Shares      $374     $740    $1,130     $2,221
Flex Shares          $244     $751    $1,285     $2,746

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 0.60%, 0.00% and 0.91%, respectively. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 0.60%, 0.00% and 1.26%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

18 PROSPECTUS

SHORT-TERM U.S. TREASURY SECURITIES FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                         High current income, while preserving
                                        capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                        Short-term U.S. Treasury securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                  Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY           Attempts to identify Treasury securities
                                        with maturities that offer a comparably
                                        better return potential and yield than
                                        either shorter maturity or longer
                                        maturity securities for a given level
                                        of interest rate risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                        Income oriented investors who are
                                        willing to accept increased risk for the
                                        possibility of returns greater than
                                        money market investing
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Short-Term U.S. Treasury Securities Fund invests exclusively in short-term U.S. Treasury securities (those with remaining maturities of 3 years or less). The Fund intends to maintain an average weighted maturity from 1 to 2 years. The Fund offers investors the opportunity to capture the advantage of investing in short-term bonds over money market instruments. Generally, short-term bonds offer a comparably better return than money market instruments, with a modest increase in interest rate risk. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view toward maximizing returns and yield. The Adviser tries to select those U.S. Treasury securities that offer the best risk/reward trade-off.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that short-term U.S. Treasury securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.



[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*


[Bar Chart Omitted]
Plot points are as follows:

1994     1.28%
1995     8.39%
1996     4.38%
1997     5.70%
1998     6.09%
1999     2.55%

            BEST QUARTER             WORST QUARTER
               2.60%                     -0.13%
             (3/31/95)                  (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.40%.

                                                                   PROSPECTUS 19

                                        SHORT-TERM U.S. TREASURY SECURITIES FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE SALOMON 1-3 YEAR TREASURY INDEX AND THE SALOMON 6 MONTH TREASURY BILL INDEX.
                                                     SINCE
INVESTOR SHARES                 1 YEAR    5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Short-Term U.S. Treasury
Securities Fund                  2.55%     5.40%      4.55%*
--------------------------------------------------------------------------------
Salomon 1-3 Year Treasury Index  3.06%     6.48%      5.33%**
--------------------------------------------------------------------------------
Salomon 6 Month Treasury
Bill Index                       4.80%     5.33%      4.95%**
--------------------------------------------------------------------------------
 *SINCE 3/18/93        **SINCE 3/31/93


FLEX SHARES                           1 YEAR  SINCE INCEPTION
--------------------------------------------------------------------------------
Short-Term U.S. Treasury
Securities Fund                        2.33%      4.57%*
--------------------------------------------------------------------------------
Salomon 1-3 Year Treasury Index        3.06%      5.72%**
--------------------------------------------------------------------------------
Salomon 6 Month Treasury
Bill Index                             4.80%      5.26%**
--------------------------------------------------------------------------------
 *SINCE 6/22/95    **SINCE 6/30/95

[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Salomon 1-3 Year Treasury Index is a widely-recognized index of U.S. Treasury securities with maturities of 1 year or greater and less than 3 years. The Salomon 6 Month Treasury Bill Index is a widely-recognized index of the 6 month U.S. Treasury Bills.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*               1.00%             None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)**             None              2.00%

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                           0.65%             0.65%
Distribution and Service (12b-1) Fees              0.18%             1.00%
Other Expenses                                     0.61%             0.39%
                                                   -----             -----
Total Annual Fund Operating Expenses               1.44%             2.04%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                   1 YEAR   3 YEARS  5 YEARS  10 YEARS
Investor Shares     $245     $551     $879     $1,807
Flex Shares         $407     $640     $1,098   $2,369

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                   1 YEAR   3 YEARS  5 YEARS  10 YEARS
Investor Shares     $245     $551     $879     $1,807
Flex Shares         $207     $640     $1,098   $2,369

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 0.59%, 0.00% and 0.86%, respectively. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 0.59%, 0.13% and 1.11%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

20 PROSPECTUS

U.S. GOVERNMENT SECURITIES FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                         High current income, while preserving
                                        capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                        Mortgage-backed securities and
                                        U.S. Treasury obligations
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                  Low to moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY           Attempts to increase income without
                                        adding undue risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                        Conservative investors who want to
                                        receive income from their investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The U.S. Government Securities Fund invests primarily in U.S. government debt securities, such as mortgage-backed securities and U.S. Treasury obligations. In an attempt to provide a consistently high dividend without adding undue risk, the Fund focuses its investments in mortgage-backed securities. The average maturity of the Fund's portfolio will typically range from 7 to 14 years.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government debt securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.



[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*


[Bar Chart Omitted]
Plot points are as follows:

1995    16.95%
1996     2.08%
1997     8.60%
1998     7.74%
1999    -1.49%

            BEST QUARTER             WORST QUARTER
               5.81%                     -2.31%
             (6/30/95)                  (3/31/96)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 3.59%.

                                                                   PROSPECTUS 21

                                                 U.S. GOVERNMENT SECURITIES FUND


THIS TABLE COMPARES THE FUND'S AVERAGE TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE MERRILL LYNCH GOVERNMENT/MORTGAGE INDEX AND THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX.

                                                     SINCE
INVESTOR SHARES                 1 YEAR    5 YEARS   INCEPTION
--------------------------------------------------------------------------------
U.S. Government
Securities Fund                 -1.49%     6.59%     5.63%*
--------------------------------------------------------------------------------
Merrill Lynch Government/
Mortgage Index                  -0.70%     7.67%     6.90%**
--------------------------------------------------------------------------------
Lehman Brothers Intermediate
U.S. Government Bond Index       0.50%     6.93%     6.32%**
--------------------------------------------------------------------------------
* SINCE 6/6/94   ** SINCE 5/31/94


                                                     SINCE
FLEX SHARES                               1 YEAR    INCEPTION
--------------------------------------------------------------------------------
U.S. Government Securities Fund           -1.94%     4.36%*
--------------------------------------------------------------------------------
Merrill Lynch Government/
Mortgage Index                            -0.70%     6.10%**
--------------------------------------------------------------------------------
Lehman Brothers Intermediate
U.S. Government Bond Index                 0.50%     5.72%**
--------------------------------------------------------------------------------
 * SINCE 6/7/95   ** SINCE 5/31/95

[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch Government/Mortgage Index is a synthetic index created by combining, at their respective market weights (i) the Merrill Lynch Government Master Index, which is a widely-recognized index, comprised of U.S. Treasury securities and U.S. government agency securities with a maturity of at least 1 year; and (ii) the Merrill Lynch Master Mortgage Index which is a widely-recognized index comprised of mortgage-backed securities including 15 and 30 year single family mortgages in addition to aggregated pooled mortgages. The Lehman Brothers Intermediate U.S. Government Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, and corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*               3.75%             None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)**             None              2.00%

 * THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING FUND SHARES."
** THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR
   PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                   INVESTOR SHARES   FLEX SHARES
Investment Advisory Fees                           0.74%             0.74%
Distribution and Service (12b-1) Fees              0.38%             1.00%
Other Expenses                                     0.78%             0.33%
                                                   -----             -----
Total Annual Fund Operating Expenses               1.90%             2.07%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
                1 YEAR   3 YEARS  5 YEARS  10 YEARS
Investor Shares  $561     $950    $1,363    $2,514
Flex Shares      $410     $649    $1,114    $2,400

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
                1 YEAR   3 YEARS  5 YEARS  10 YEARS
Investor Shares  $561     $950    $1,363    $2,514
Flex Shares      $210     $649    $1,114    $2,400

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 0.71%, 0.00% and 1.22%, respectively. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 0.71%, 0.69% and 1.73%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

22 PROSPECTUS

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                         High current income exempt from federal
                                        and Virginia income tax, consistent
                                        with preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                        Virginia municipal securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                  Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY           Attempts to limit risk by investing in
                                        investment grade municipal securities
                                        with an intermediate average maturity
--------------------------------------------------------------------------------
INVESTOR PROFILE                        Virginia residents who want income
                                        exempt from federal and state income
                                        taxes
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Virginia Intermediate Municipal Bond Fund invests substantially all of its assets in municipal securities with income exempt from federal and Virginia income taxes. Issuers of these securities can be located in Virginia, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser tries to limit risk by buying investment grade securities. The Adviser also considers stability and growth of principal. The Adviser expects that the Fund's average weighted maturity will range from 5 to 10 years but there is no limit on the maturities of individual securities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies of Virginia.



[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*


[Bar Chart Omitted]
Plot points are as follows:

1994    -6.47%
1995    14.37%
1996     2.94%
1997     7.24%
1998     5.32%
1999    -2.43%

            BEST QUARTER             WORST QUARTER
               6.10%                     -6.72%
             (3/31/95)                  (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 3.27%.

                                                                   PROSPECTUS 23

                                       VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE LEHMAN BROTHERS 5-YEAR GOVERNMENT OBLIGATION BOND INDEX AND THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX.

                                                     SINCE
INVESTOR SHARES                 1 YEAR    5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Virginia Intermediate
Municipal Bond Fund             -2.43%     5.34%      3.79%*
--------------------------------------------------------------------------------
Lehman Brothers 5-Year
Government Obligation
Bond Index                       0.72%     5.80%      4.89%**
--------------------------------------------------------------------------------
Lehman Brothers General
Obligation Bond Index           -1.51%     6.82%      5.39%**
--------------------------------------------------------------------------------
 *SINCE 5/5/93
**SINCE 4/30/93

[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 5-Year Government Obligation Bond Index is a widely-recognized index of municipal bonds with maturities ranging from 4 to 6 years. The Index represents various market sectors and geographic locations. The Lehman Brothers General Obligation Bond Index is a widely-recognized index of general obligation securities issued in the last 5 years with maturities of over 1 year.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                                 INVESTOR SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*                             3.75%
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                             None

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                 INVESTOR SHARES
Investment Advisory Fees                                         0.65%
Distribution and Service (12b-1) Fees                            0.15%
Other Expenses                                                   0.29%
                                                                 -----
Total Annual Fund Operating Expenses                             1.09%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

       1 YEAR         3 YEARS         5 YEARS       10 YEARS
        $482           $709           $953           $1,654

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 0.65%, 0.00% and 0.79%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

24 PROSPECTUS

VIRGINIA MUNICIPAL BOND FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                         High current income exempt from federal
                                        and Virginia income taxes, consistent
                                        with preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                        Virginia municipal securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                  Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY           Attempts to invest in investment grade
                                        municipal securities
--------------------------------------------------------------------------------
INVESTOR PROFILE                        Virginia residents who want income
                                        exempt from federal and state income
                                        taxes
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Virginia Municipal Bond Fund invests substantially all of its assets in municipal securities with income exempt from federal and Virginia income taxes. Issuers of these securities can be located in Virginia, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser tries to limit risk by buying investment grade securities. There are no limits on the Fund's average weighted maturity or on the remaining maturities of individual securities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies of Virginia.



[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FLEX SHARES FROM YEAR TO YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

[Bar Chart Omitted]
Plot points are as follows:

1996     0.81%
1997     7.91%
1998     4.83%
1999    -5.68%

             BEST QUARTER             WORST QUARTER
                3.18%                    -2.93%
              (6/30/97)                 (3/31/96)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 4.03%.

                                                                   PROSPECTUS 25

                                                    VIRGINIA MUNICIPAL BOND FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX.

FLEX SHARES                       1 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
Virginia Municipal Bond Fund      -5.68%          3.14%*
--------------------------------------------------------------------------------
Lehman Brothers General
Obligation Bond Index             -1.51%          5.79%**
--------------------------------------------------------------------------------
 * SINCE 4/14/95    ** SINCE 3/31/95


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers General Obligation Bond Index is a widely-recognized index of general obligation securities issued in the last 5 years with maturities of over 1 year.

[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                  None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)*                                2.00%

* THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN ONE YEAR OF YOUR PURCHASE AND DECREASES OVER TIME, DEPENDING ON HOW LONG YOU OWN YOUR SHARES. SEE "SELLING FUND SHARES."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                     FLEX SHARES
Investment Advisory Fees                                             0.65%
Distribution and Service (12b-1) Fees                                1.00%
Other Expenses                                                       0.43%
                                                                     -----
Total Annual Fund Operating Expenses                                 2.08%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
            1 YEAR   3 YEARS  5 YEARS  10 YEARS
Flex Shares  $411     $652    $1,119    $2,410

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:
            1 YEAR   3 YEARS  5 YEARS  10 YEARS
Flex Shares  $211     $652    $1,119    $2,410

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 0.65%, 0.62% and 1.70%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

26 PROSPECTUS

MORE INFORMATION ABOUT RISK


[INNERTUBE GRAPHIC OMITTED]
MORE INFORMATION ABOUT RISK


FIXED INCOME RISK

ALL FUNDS

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:


         CREDIT RISK

         FLORIDA TAX-EXEMPT BOND FUND
         GEORGIA TAX-EXEMPT BOND FUND
         INVESTMENT GRADE BOND FUND
         INVESTMENT GRADE TAX-EXEMPT BOND FUND
         MARYLAND MUNICIPAL BOND FUND
         SHORT-TERM BOND FUND
         VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
         VIRGINIA MUNICIPAL BOND FUND

         The possibility that an issuer will be unable to make timely payments of either principal or interest.


         MUNICIPAL ISSUER RISK


         FLORIDA TAX-EXEMPT BOND FUND
         GEORGIA TAX-EXEMPT BOND FUND
         INVESTMENT GRADE TAX-EXEMPT BOND FUND
         MARYLAND MUNICIPAL BOND FUND
         SHORT-TERM BOND FUND
         VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
         VIRGINIA MUNICIPAL BOND FUND


         There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

         In addition, the Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.


FOREIGN SECURITY RISKS

HIGH INCOME FUND

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

                                                                   PROSPECTUS 27

                                         MORE INFORMATION ABOUT FUND INVESTMENTS


REGIONAL RISK

FLORIDA TAX-EXEMPT BOND FUND
GEORGIA TAX-EXEMPT BOND FUND
MARYLAND MUNICIPAL BOND FUND
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
VIRGINIA MUNICIPAL BOND FUND

To the extent that the Fund's investments are concentrated in a specific geographic region, the Fund may be subject to the political and other developments affecting that region. Regional economies are often closely interrelated, and political and economic developments affecting one region, country or state often affect other regions, countries or states, thus subjecting a Fund to additional risks.


[MOUNTAINTOP GRAPHIC OMITTED]
MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).


The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, the Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited-Term Federal Mortgage Securities Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Virginia Intermediate Municipal Bond Fund and the U.S. Government Securities Fund each may shorten its average weighted maturity to as little as 90 days. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.


[MAGNIFIER GRAPHIC OMITTED]
INVESTMENT ADVISER

The Investment Adviser (the "Adviser") makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Trusco Capital Management, Inc. (Trusco), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Funds. As of July 1, 2000, Trusco had approximately $47 billion in assets under management. For the fiscal period ended May 31, 2000, the Adviser received advisory fees of:

FLORIDA TAX-EXEMPT BOND FUND                          0.54%
GEORGIA TAX-EXEMPT BOND FUND                          0.54%
HIGH INCOME FUND                                      0.00%
INVESTMENT GRADE BOND FUND                            0.67%
INVESTMENT GRADE TAX-EXEMPT BOND FUND                 0.68%
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND         0.53%
MARYLAND MUNICIPAL BOND FUND                          0.53%
SHORT-TERM BOND FUND                                  0.56%
SHORT-TERM U.S. TREASURY SECURITIES FUND              0.53%
U.S. GOVERNMENT SECURITIES FUND                       0.67%
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND             0.65%
VIRGINIA MUNICIPAL BOND FUND                          0.60%

The Adviser may use its affiliates as brokers for Fund transactions.

For periods prior to January 1, 2000, STI Capital Management, N.A. ("STI"), a subsidiary of SunTrust Banks, Inc. served as Investment Adviser to the Florida Tax-Exempt Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund and the Limited-Term Federal Mortgage Securities Fund. On January 1, 2000, SunTrust Bank (formerly SunTrust Bank, Atlanta), a subsidiary of SunTrust Banks, Inc. and the Investment Adviser of the Georgia Tax-Exempt Bond Fund, succeeded STI as the Investment Adviser to those Funds. On July 1, 2000, SunTrust Banks, Inc. reorganized its money management units, including those of SunTrust Bank, into Trusco Capital Management, Inc. As a result, Trusco now serves as the Investment Adviser to each STI Classic Fund.

28 PROSPECTUS

INVESTMENT ADVISER AND PORTFOLIO MANAGERS



PORTFOLIO MANAGERS

Mr. Ronald Schwartz, CFA, has served as a Managing Director of Trusco since July 2000, after serving as a Managing Director of STI since 1988. He has managed the Florida Tax-Exempt Bond Fund since it began operating in January 1994, and the Investment Grade Tax-Exempt Bond Fund since it began operating in June 1992. He has more than 19 years of investment experience.

Ms. Gay Cash has served as a Vice President of Trusco since July 2000. She has managed the Georgia Tax-Exempt Bond Fund since it began operating in January 1994. Previously, she had served as First Vice President of SunTrust Bank, Atlanta since 1998, and had worked there since 1987. She has more than 21 years of experience.

Ms. Agnes G. Pampush, CFA, has served as a Managing Director of Trusco since July 2000, after serving as a Vice President of Trusco since 1998. Ms. Pampush was employed by Trusco from 1988 to 1996, and rejoined the firm in 1998. She has managed the Short-Term Bond Fund since February 1999, and the High Income Fund since April 2000. She has more than 18 years of investment experience.

The Investment Grade Bond Fund and the Limited-Term Federal Mortgage Securities Fund are co-managed by Mr. L. Earl Denney, CFA, and Mr. Dave E. West, CFA. Mr. Denney has served as Managing Director of STI since 1983. In January 2000 he was named Managing Director of SunTrust Bank and is now Managing Director of Trusco. Mr. Denney has co-managed the Investment Grade Bond Fund since it began operating in June 1992 and has co-managed the Limited-Term Mortgage Securities Fund since it began operating in June 1994. Mr. Denney has more than 21 years of investment experience. Mr. West has served as a Managing Director of STI and has worked there since 1985. In January 2000, Mr. West was named Managing Director of SunTrust Bank, and is now a Managing Director of Trusco. Mr. West has co-managed the Investment Grade Bond Fund since it began operating in June 1992 and has co-managed the Limited-Term Federal Mortgage Securities Fund since it began operating in June 1994. Mr. West has more than 14 years of investment experience.

Mr. George E. Calvert, Jr. has served as Vice President of Trusco since 2000. He has managed the Maryland Municipal Bond Fund since 2000, the Virginia Municipal Bond Fund since 2000, and the Virginia Intermediate Municipal Bond Fund since 2000. Prior to joining Trusco, Mr. Calvert served as a fixed income trader from 1998 to 2000 for Tredegar Trust Company. He also served as Vice President, Investment Division, of Central Fidelity Bank from 1988 to 1998. Mr. Calvert has more than 27 years of investment experience.

Mr. David S. Yealy has served as a Managing Director of Trusco since July 2000. He has managed the Short-Term U.S. Treasury Securities Fund since July 1996. Prior to July 2000, Mr. Yealy was a First Vice President of Trusco and has worked there since 1991. He has more than 15 years of investment experience.

Mr. Neil J. Powers, CFA, joined Trusco in 1997 and serves as a Managing Director. He has managed the U.S. Government Securities Fund since 2000. Prior to joining Trusco, Mr. Powers worked at Putnam Investments, from 1986 to 1997, where he managed multi-sector bond funds and separately managed institutional accounts. He has more than 16 years of investment experience.


[HANDSHAKE GRAPHIC OMITTED]
PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") or exchange Investor Shares and Flex Shares of the Funds.


HOW TO PURCHASE FUND SHARES

A SunTrust Securities Investment Consultant can assist you in opening a brokerage account which will be used for all transactions regarding the purchase of STI Classic Funds. Once your account is established, you may buy shares of the Funds by:


[bullet] Mail
[bullet] Telephone (1-800-874-4770)
[bullet] Wire
[bullet] Automated Clearing House (ACH)

                                                                   PROSPECTUS 29

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES


You may also buy shares through investment representatives of certain correspondent banks of SunTrust Banks, Inc. (SunTrust) and other financial institutions that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution directly and follow its procedures for Fund share transactions. Your broker or institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of STI Classic Funds or its shareholders.


WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV for each Fund, generally the Funds must receive your purchase order before 4:00 p.m. Eastern time.

FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES, AND OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE, SALE AND EXCHANGE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE, SELL OR EXCHANGE FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.


HOW THE FUNDS CALCULATE NAV

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.


MINIMUM PURCHASES

To purchase shares for the first time, you must invest in any Fund at least:

CLASS                            DOLLAR AMOUNT
--------------------------------------------------------------------------------
Investor Shares                     $2,000
Flex Shares            $5,000 ($2,000 for retirement plans)
--------------------------------------------------------------------------------
Your subsequent investments in any Fund must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. A Fund may accept investments of smaller amounts for either class of shares at its discretion.


FUNDLINK

FUNDLINK is a telephone activated service that allows you to transfer money quickly and easily between the STI Classic Funds and your SunTrust bank account(s). To use FUNDLINK, you must first contact your SunTrust Bank Investment Consultant and complete the FUNDLINK application and authorization agreements. Once you have signed up to use FUNDLINK, simply call SunTrust at 1-800-874-4770 to complete all of your purchase and redemption transactions.


SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a SunTrust affiliate bank, you may purchase shares of either class automatically through regular deductions from your account. With a $500 minimum initial investment, you may begin regularly-scheduled investments from $50 to $100,000 once or twice a

30 PROSPECTUS

PURCHASING, SELLING AND EXCHANGING FUND SHARES


month. If you are buying Flex Shares, you should plan on investing at least $5,000 per Fund during the first two years. The Distributor may close your account if you do not meet this minimum investment requirement at the end of two years.


[DOLLAR GRAPHIC OMITTED]
SALES CHARGES

FRONT-END SALES CHARGES - INVESTOR SHARES

The offering price of Investor Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales charge.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

Florida Tax-Exempt Bond Fund
Georgia Tax-Exempt Bond Fund
Investment Grade Bond Fund
Investment Grade Tax-Exempt Bond Fund
U.S. Government Securities Fund
Virginia Intermediate Municipal Bond Fund

                                 YOUR SALES CHARGE         YOUR SALES CHARGE
                                AS A PERCENTAGE OF          AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:            OFFERING PRICE           YOUR NET INVESTMENT
--------------------------------------------------------------------------------
Less than $100,000                    3.75%                      3.90%
--------------------------------------------------------------------------------
$100,000 but less than $250,000       3.25%                      3.36%
--------------------------------------------------------------------------------
$250,000 but less than $1,000,000     2.50%                      2.56%
--------------------------------------------------------------------------------
$1,000,000 and over                   1.50%                      1.52%
--------------------------------------------------------------------------------


Limited-Term Federal Mortgage Securities Fund

                                YOUR SALES CHARGE          YOUR SALES CHARGE
                                 AS A PERCENTAGE OF         AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:            OFFERING PRICE           YOUR NET INVESTMENT
--------------------------------------------------------------------------------
Less than $100,000                    2.50%                      2.50%
--------------------------------------------------------------------------------
$100,000 but less than $250,000       1.75%                      1.78%
--------------------------------------------------------------------------------
$250,000 but less than $1,000,000     1.25%                      1.27%
--------------------------------------------------------------------------------
$1,000,000 and over                   None                       None
--------------------------------------------------------------------------------


Short-Term Bond Fund

                                 YOUR SALES CHARGE         YOUR SALES CHARGE
                                AS A PERCENTAGE OF          AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:            OFFERING PRICE           YOUR NET INVESTMENT
--------------------------------------------------------------------------------
Less than $100,000                    2.00%                      2.04%
--------------------------------------------------------------------------------
$100,000 but less than $250,000       1.50%                      1.52%
--------------------------------------------------------------------------------
$250,000 but less than $1,000,000     1.00%                      1.01%
--------------------------------------------------------------------------------
$1,000,000 and over                   None                       None
--------------------------------------------------------------------------------

Short-Term U.S. Treasury Securities Fund

                                 YOUR SALES CHARGE         YOUR SALES CHARGE
                                AS A PERCENTAGE OF          AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:            OFFERING PRICE           YOUR NET INVESTMENT
--------------------------------------------------------------------------------
Less than $100,000                    1.00%                      1.01%
--------------------------------------------------------------------------------
$100,000 but less than $250,000       0.79%                      0.76%
--------------------------------------------------------------------------------
$250,000 but less than $1,000,000     0.50%                      0.50%
--------------------------------------------------------------------------------
$1,000,000 and over                   None                       None
--------------------------------------------------------------------------------



WAIVER OF FRONT-END SALES CHARGE - INVESTOR SHARES

The front-end sales charge will be waived on Investor Shares purchased:

[bullet] through reinvestment of dividends and distributions;
[bullet] through a SunTrust Securities, Inc. asset allocation account;
[bullet] by persons repurchasing shares they redeemed within the last 60 days
        (see Repurchase of Investor Shares);
[bullet] by employees, and members of their immediate family, of SunTrust and its affiliates;
[bullet] by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously with the Trust department of a bank affiliated with SunTrust;

                                                                   PROSPECTUS 31

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES


[bullet] by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with SunTrust acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

[bullet] through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.



REPURCHASE OF INVESTOR SHARES

You may repurchase any amount of Investor Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Investor Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 60 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, the Funds must receive your purchase order within 60 days of your redemption. IN ADDITION, YOU MUST NOTIFY THE FUND WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES.

REDUCED SALES CHARGES - INVESTOR SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Investor Shares you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the current value of any Investor Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Funds will only consider the value of Investor Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask the funds for the reduction at the time of purchase. You must provide the Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Funds may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Investor Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Investor Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Funds will only consider the value of Investor Shares sold subject to a sales charge. As a result, shares of the Investor Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 3.75% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Investor Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Investor Shares you purchase with a Letter of Intent.

32 PROSPECTUS

PURCHASING, SELLING AND EXCHANGING FUND SHARES


CONTINGENT DEFERRED SALES CHARGES - FLEX SHARES

You do not pay a sales charge when you purchase Flex Shares. The offering price of Flex Shares is simply the next calculated NAV. But if you sell your shares within the first year after your purchase, you will pay a contingent deferred sales charge (CDSC) equal to 2.00% for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Flex Shares of one Fund for Flex Shares of another Fund.

The contingent deferred sales charge will be waived if you sell your Flex Shares for the following reasons:

[bullet] to make certain withdrawals from a retirement plan (not including
         IRAs);
[bullet] because of death or disability;
[bullet] for certain payments under the Systematic Withdrawal Plan (which is discussed later); or
[bullet] for exchanges from Trust or Investor Shares to Flex Shares where the total accumulated period from the original date of purchase is at least one year.


OFFERING PRICE OF FUND SHARES

The offering price of Investor Shares is the NAV next calculated after the transfer agent receives your request, plus the front-end sales load. The offering price of Flex Shares is simply the next calculated NAV.


HOW TO SELL YOUR FUND SHARES

If you own your shares through a brokerage account with SunTrust, you may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust Securities directly by mail or telephone at 1-800-874-4770. The minimum amount for telephone redemptions is $1,000.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

If you would like to sell $25,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request less, in the case of Flex Shares, any applicable deferred sales charge.


SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a SunTrust affiliates bank, electronically transferred to your account.


RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after the Funds receive your request. Your proceeds can be wired to your bank account (subject to a $7.00 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS).


REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

                                                                   PROSPECTUS 33

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES


INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimums are:

CLASS                            DOLLAR AMOUNT
--------------------------------------------------------------------------------
Investor Shares                    $2,000
Flex Shares                        $5,000
--------------------------------------------------------------------------------
But, the Funds will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.


HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting SunTrust Securities or your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of a Fund, all Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Currently, you may exchange your shares up to four times during a calendar year. If you exchange your shares more than four times during a year, you may be charged a $10.00 fee for each additional exchange. You will be notified before any fee is charged.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS). This exchange privilege may be changed or canceled at any time upon 60 days notice.


EXCHANGES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund(s) receives your exchange request.


INVESTOR SHARES

You may exchange Investor Shares of any Fund for Investor Shares of any other Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange. For purposes of computing the CDSC applicable to Flex Shares, the length of time you have owned your shares will be measured from the original date of purchase and will not be affected by any exchange.


FLEX SHARES

You may exchange Flex Shares of any Fund for Flex Shares of any other Fund. Again, the CDSC will be computed as of the original date of purchase.


TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

34 PROSPECTUS

DIVIDENDS, DISTRIBUTIONS AND TAXES


DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets are as follows:

For Investor Shares

     FLORIDA TAX-EXEMPT BOND FUND                    0.18%
     GEORGIA TAX-EXEMPT BOND FUND                    0.18%
     INVESTMENT GRADE BOND FUND                      0.43%
     INVESTMENT GRADE TAX-EXEMPT BOND FUND           0.43%
     LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND   0.23%
     SHORT-TERM BOND FUND                            0.23%
     SHORT-TERM U.S. TREASURY SECURITIES FUND        0.18%
     U.S. GOVERNMENT SECURITIES FUND                 0.38%
     VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND       0.15%

For Flex Shares, the maximum distribution fee is 1.00% of the average daily net assets of each Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.


DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its income dividends daily and pays these dividends monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.


TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

The Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund intend to distribute federally tax-exempt income. Each Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by these Funds may be taxable.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                                                                   PROSPECTUS 35

                                                            FINANCIAL HIGHLIGHTS


FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Investor Shares and Flex Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information for each Fund, except the Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund for the periods ended prior to May 31, 1999, and the High Income Fund for periods prior to March 31, 2000, has been audited by Arthur Andersen LLP, independent public accountants. The financial highlights for the Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, and Virginia Municipal Bond Fund for the periods ended prior to May 31, 1999 have been audited by Deloitte & Touche LLP, independent public accountants. The financial highlights for the High Income Fund for the periods prior to March 31, 2000 have been audited by PricewaterhouseCooper LLP, independent public accountants. The report of Arthur Andersen LLP, along with each Fund's financial statements, appears in the annual report that accompanies the SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-428-6970.

For the Periods Ended May 31, (Unless Otherwise Indicated)
For a Share Outstanding Throughout the Periods




                                           NET REALIZED
            NET ASSET          NET             AND        DISTRIBUTIONS                   TAX
             VALUE          INVESTMENT      UNREALIZED      FROM NET     DISTRIBUTION    RETURN      NET ASSET
            BEGINNING         INCOME      GAINS (LOSSES)   INVESTMENT    FROM REALIZED     OF        VALUE END        TOTAL
           PERIOD (000)       (LOSS)      ON INVESTMENTS     INCOME      CAPITAL GAINS   CAPITAL     OF PERIOD      RETURN (+)
           -----------      ----------    --------------  -------------  -------------   -------     ---------      ---------

----------------------------
FLORIDA TAX-EXEMPT BOND FUND
----------------------------
  Investor Shares
    2000 ... $10.60           $0.42          $(0.49)         $(0.42)        $(0.04)      $   --         $10.07        (0.68)%
    1999 ...  10.72            0.40           (0.01)          (0.40)         (0.11)          --          10.60         3.62
    1998 ...  10.29            0.42            0.44           (0.42)         (0.01)          --          10.72         8.46
    1997 ...  10.07            0.44            0.25           (0.44)         (0.03)          --          10.29         7.00
    1996 ...  10.18            0.44           (0.06)          (0.44)         (0.05)          --          10.07         3.76
  Flex Shares
    2000 ... $10.62           $0.36          $(0.49)         $(0.36)        $(0.04)      $   --         $10.09        (1.17)%
    1999 ...  10.74            0.35           (0.01)          (0.35)         (0.11)          --          10.62         3.13
    1998 ...  10.30            0.37            0.45           (0.37)         (0.01)          --          10.74         8.04
    1997 ...  10.08            0.39            0.25           (0.39)         (0.03)          --          10.30         6.48
    1996(1)   10.19            0.39           (0.06)          (0.39)         (0.05)          --          10.08         3.27

----------------------------
GEORGIA TAX-EXEMPT BOND FUND
----------------------------
  Investor Shares
    2000 ... $10.05           $0.38          $(0.50)         $(0.38)        $(0.04)      $   --         $ 9.51        (1.26)%
    1999 ...  10.13            0.37           (0.06)          (0.37)         (0.02)          --          10.05         3.13
    1998 ...   9.74            0.39            0.40           (0.39)         (0.01)          --          10.13         8.26
    1997 ...   9.58            0.40            0.21           (0.40)         (0.05)          --           9.74         6.47
    1996 ...   9.65            0.41           (0.05)          (0.41)         (0.02)          --           9.58         3.69
  Flex Shares
    2000 ... $10.04           $0.33          $(0.49)         $(0.33)        $(0.04)      $   --         $ 9.51        (1.59)%
    1999 ...  10.12            0.32           (0.06)          (0.32)         (0.02)          --          10.04         2.63
    1998 ...   9.73            0.34            0.40           (0.34)         (0.01)          --          10.12         7.74
    1997 ...   9.56            0.35            0.22           (0.35)         (0.05)          --           9.73         6.06
    1996(2)    9.72            0.36           (0.14)          (0.36)         (0.02)          --           9.56         2.25*

--------------------
HIGH INCOME FUND (A)
--------------------
  Flex Shares
    2000 ...  $7.98           $0.09          $(0.10)         $(0.09)        $   --       $   --         $ 7.88        (0.13)%
  For the years ended March 31:
    2000 ...  $9.77           $0.87          $(1.85)         $(0.81)        $   --       $   --         $ 7.98       (10.84)%
    1999 ...   9.99            0.51(++)        0.04           (0.57)         (0.15)       (0.05)          9.77         5.64
    1998 ...   9.73            0.34            0.44           (0.52)            --           --           9.99         8.18
    1997 ...   9.89            0.60           (0.16)          (0.60)            --           --           9.73         3.91
    1996 ...   9.94            0.59            0.16           (0.59)         (0.21)          --           9.89         7.67
















                                                                                       RATIO OF NET
                                                     RATIO OF         RATIO OF          INVESTMENT
                                                       NET          EXPENSES TO      INCOME (LOSS) TO
                NET ASSETS           RATIO OF       INVESTMENT       AVERAGE NET       AVERAGE NET
                  END OF            EXPENSES TO     INCOME (LOSS)  ASSETS (EXCLUDING  ASSETS (EXCLUDING    PORTFOLIO
                  PERIOD             AVERAGE         TO AVERAGE      WAIVERS AND        WAIVERS AND        TURNOVER
                   (000)            NET ASSETS       NET ASSETS     REIMBURSEMENTS)   REIMBURSEMENTS)        RATE
                 ---------          ----------     --------------  -----------------  -----------------    ---------

----------------------------
FLORIDA TAX-EXEMPT BOND FUND
----------------------------
  Investor Shares
    2000 ....... $ 2,875            0.87%           4.05%             1.36%             3.56%                 88%
    1999 .......   3,799            0.87            3.71              1.31              3.27                  72
    1998 .......   3,381            0.86            3.98              1.34              3.50                  69
    1997 .......   3,226            0.85            4.28              1.31              3.82                 135
    1996 .......   4,025            0.85            4.28              1.36              3.77                  63
  Flex Shares
    2000 ....... $ 9,791            1.37%           3.54%             1.89%             3.02%                 88%
    1999 .......  14,762            1.37            3.21              1.88              2.70                  72
    1998 .......   8,160            1.36            3.45              2.01              2.80                  69
    1997 .......   3,000            1.35            3.78              2.28              2.85                 135
    1996(1) ....   2,692            1.35            3.79              2.54              2.60                  63

----------------------------
GEORGIA TAX-EXEMPT BOND FUND
----------------------------
  Investor Shares
    2000 ....... $ 2,458            0.87%           3.93%             1.40%             3.40%                 19%
    1999 .......   3,676            0.87            3.67              1.25              3.29                  12
    1998 .......   3,975            0.86            3.89              1.30              3.45                   7
    1997 .......   3,511            0.85            4.10              1.33              3.62                  15
    1996 .......   3,418            0.85            4.17              1.41              3.61                  60
  Flex Shares
    2000 ....... $ 8,827            1.37%           3.43%             1.95%             2.85%                 19%
    1999 .......  13,358            1.37            3.19              1.89              2.67                  12
    1998 .......   8,264            1.36            3.39              2.02              2.73                   7
    1997 .......   4,662            1.35            3.60              2.07              2.88                  15
    1996(2).....   4,207            1.35            3.66              2.35              2.66                  60

--------------------
HIGH INCOME FUND (A)
--------------------
  Flex Shares
    2000 ....... $ 3,075            1.40%*          6.57%*            2.83%*            5.14%*                --%
  For the years ended March 31:
    2000 ....... $ 2,032            1.73%           8.94%             2.95%             7.72%                 24%
    1999 .......   7,230            1.91            5.09              2.22              4.78                  95
    1998 .......  24,413            1.87            5.27              1.87              5.27                 130
    1997 .......  32,506            1.65            5.49              1.70              5.44                 123
    1996 .......  36,891            1.70            5.87              1.75              5.82                 138

(+) Return is for the period indicated and has not been annualized. Total return figures do not reflect applicable sales loads.
(++) Calculated using the average share method.
(1) Commenced operations on June 1, 1995. All ratios for the period have been annualized.
(2) Commenced operations on June 6, 1995. All ratios for the period have been annualized.
(A) On March 27, 2000, the ESC Strategic Income Fund exchanged all of its assets and certain liabilities for shares of the High Income Fund. The
     ESC Strategic Income Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to March 27, 2000 have been carried forward in these financial highlights. Subsequent to the merger, the High Income Fund changed its fiscal year end to May 31.

Amounts designated as "--" are either $0 or round to $0.

36 PROSPECTUS


FINANCIAL HIGHLIGHTS

STI CLASSIC FIXED INCOME FUNDS

For the Periods Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods




                                                NET REALIZED
               NET ASSET           NET              AND            DISTRIBUTIONS
                 VALUE          INVESTMENT       UNREALIZED          FROM NET        DISTRIBUTION      NET ASSET
                BEGINNING         INCOME        GAINS (LOSSES)      INVESTMENT       FROM REALIZED      VALUE END      TOTAL
               PERIOD (000)       (LOSS)        ON INVESTMENTS        INCOME         CAPITAL GAINS      OF PERIOD    RETURN (+)
               -----------      ----------      --------------     -------------     -------------      ---------    ---------

--------------------------
INVESTMENT GRADE BOND FUND
--------------------------
  Investor Shares
    2000 ........ $10.36           $0.57            $(0.78)           $(0.57)           $   --            $ 9.58       (2.17)%
    1999 ........  10.65            0.52             (0.11)            (0.52)            (0.18)            10.36        3.86
    1998 ........  10.16            0.55              0.49             (0.55)               --             10.65       10.49
    1997 ........  10.06            0.56              0.10             (0.56)               --             10.16        6.66
    1996 ........  10.26            0.56             (0.20)            (0.56)               --             10.06        3.50
  Flex Shares
    2000 ........ $10.37           $0.52            $(0.78)           $(0.52)           $   --            $ 9.59       (2.63)%
    1999 ........  10.66            0.47             (0.11)            (0.47)            (0.18)            10.37        3.35
    1998 ........  10.17            0.51              0.49             (0.51)               --             10.66        9.99
    1997 ........  10.07            0.51              0.10             (0.51)               --             10.17        6.16
    1996 (4) ....  10.33            0.52             (0.26)            (0.52)               --             10.07        2.50

-------------------------------------
INVESTMENT GRADE TAX-EXEMPT BOND FUND
-------------------------------------
  Investor Shares
    2000 ........ $11.12           $0.39            $(0.30)           $(0.39)           $(0.14)           $10.68        0.90%
    1999 ........  11.41            0.38              0.11             (0.38)            (0.40)            11.12        4.35
    1998 ........  11.24            0.39              0.49             (0.39)            (0.32)            11.41        8.05
    1997 ........  11.12            0.40              0.33             (0.40)            (0.21)            11.24        6.69
    1996 ........  11.30            0.41              0.19             (0.41)            (0.37)            11.12        5.40
  Flex Shares
    2000 ........ $11.10           $0.34            $(0.29)           $(0.34)           $(0.14)           $10.67        0.52%
    1999 ........  11.40            0.33              0.10             (0.33)            (0.40)            11.10        3.78
    1998 ........  11.23            0.33              0.49             (0.33)            (0.32)            11.40        7.50
    1997 ........  11.11            0.35              0.33             (0.35)            (0.21)            11.23        6.19
    1996(5) .....  11.30            0.37              0.18             (0.37)            (0.37)            11.11        4.91

---------------------------------------------
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
---------------------------------------------
  Investor Shares
    2000 ........ $ 9.93           $0.52            $(0.33)           $(0.52)           $   --            $ 9.60        1.93%
    1999 ........  10.11            0.51             (0.06)            (0.51)            (0.12)             9.93        4.47
    1998 ........  10.00            0.56              0.12             (0.56)            (0.01)            10.11        6.95
    1997 ........   9.97            0.56              0.04             (0.56)            (0.01)            10.00        6.17
    1996 ........  10.11            0.60             (0.14)            (0.60)               --              9.97        4.59
  Flex Shares
    2000 ........ $ 9.94           $0.49            $(0.32)           $(0.49)           $   --            $ 9.62        1.71%
    1999 ........  10.12            0.48             (0.06)            (0.48)            (0.12)             9.94        4.14
    1998 ........  10.02            0.52              0.11             (0.52)            (0.01)            10.12        6.49
    1997 ........   9.99            0.52              0.04             (0.52)            (0.01)            10.02        5.80
    1996(6) .....  10.14            0.55             (0.15)            (0.55)               --              9.99        4.10

--------------------------------
MARYLAND MUNICIPAL BOND FUND (B)
--------------------------------
  Flex Shares
    2000 ........ $10.08           $0.32            $(0.60)           $(0.33)           $   --            $ 9.48       (2.66%)
    1999 ........  10.24            0.15             (0.15)            (0.15)            (0.01)            10.08        0.05
    For the years ended November 30:
    1998 ........   9.96            0.33              0.28             (0.33)               --             10.24        6.17
    1997 ........   9.76            0.34              0.20             (0.34)               --              9.96        5.64
    1996(7) .....   9.53            0.20              0.23             (0.20)               --              9.76        7.67











                                                                                       RATIO OF NET
                                                     RATIO OF         RATIO OF          INVESTMENT
                                                       NET          EXPENSES TO      INCOME (LOSS) TO
                NET ASSETS           RATIO OF       INVESTMENT       AVERAGE NET       AVERAGE NET
                  END OF            EXPENSES TO     INCOME (LOSS)  ASSETS (EXCLUDING  ASSETS (EXCLUDING    PORTFOLIO
                  PERIOD             AVERAGE         TO AVERAGE      WAIVERS AND        WAIVERS AND        TURNOVER
                   (000)            NET ASSETS       NET ASSETS     REIMBURSEMENTS)   REIMBURSEMENTS)        RATE
                 ---------          ----------     --------------  -----------------  -----------------    ---------

--------------------------
INVESTMENT GRADE BOND FUND
--------------------------
  Investor Shares
    2000 ....... $22,553               1.17%             5.60%             1.37%             5.40%           202%
    1999 .......  34,913               1.17              4.87              1.36              4.68            221
    1998 .......  33,269               1.14              5.29              1.38              5.05            109
    1997 .......  33,165               1.15              5.48              1.41              5.22            298
    1996 .......  36,155               1.15              5.40              1.44              5.11            184
  Flex Shares
    2000 ....... $20,056               1.66%             5.14%             1.99%             4.81%           202%
    1999 .......  26,020               1.66              4.40              2.00              4.06            221
    1998 .......  13,111               1.65              4.76              2.11              4.30            109
    1997 .......   5,763               1.64              5.00              2.20              4.44            298
    1996 (4) ...   4,621               1.64              4.84              2.49              3.99            184

-------------------------------------
INVESTMENT GRADE TAX-EXEMPT BOND FUND
-------------------------------------
  Investor Shares
    2000 ....... $19,443               1.17%             3.59%             1.33%             3.43%           226%
    1999 .......  25,195               1.17              3.36              1.32              3.21            224
    1998 .......  28,159               1.16              3.43              1.43              3.16            378
    1997 .......  31,857               1.15              3.56              1.38              3.33            489
    1996 .......  37,427               1.15              3.61              1.42              3.34            514
  Flex Shares
    2000 ....... $14,678               1.65%             3.11%             1.95%             2.81%           226%
    1999 .......  16,518               1.65              2.86              2.03              2.48            224
    1998 .......   8,399               1.64              2.95              2.10              2.49            378
    1997 .......   4,681               1.63              3.08              2.15              2.56            489
    1996(5) ....   5,536               1.63              3.12              2.25              2.50            514

---------------------------------------------
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
---------------------------------------------
  Investor Shares
    2000 ....... $ 1,194               0.92%             5.31%             1.09%             5.14%           384%
    1999 .......   2,214               0.92              5.03              1.52              4.43            379
    1998 .......   2,705               0.91              5.50              1.51              4.90            163
    1997 .......   2,426               0.90              5.55              1.48              4.97            133
    1996 .......   2,512               0.90              5.75              2.25              4.40             83
  Flex Shares
    2000 ....... $ 1,706               1.27%             4.97%             2.38%             3.86%           384%
    1999 .......   2,119               1.27              4.69              2.42              3.54            379
    1998 .......   1,543               1.26              5.16              2.72              3.70            163
    1997 .......   1,409               1.25              5.20              2.66              3.79            133
    1996(6) ....   1,349               1.25              5.38              3.59              3.04             83

--------------------------------
MARYLAND MUNICIPAL BOND FUND (B)
--------------------------------
  Flex Shares
    2000 ....... $ 6,212               1.59%             3.34%             1.95%             2.98%            14%
    1999 .......   7,723               1.59              2.94              1.98              2.55             19
    For the years ended November 30:
    1998 .......   3,246               1.57              3.16              1.96              2.77             12
    1997 .......     561               1.54              3.43              2.00              2.97              5
    1996(7) ....     113               1.55              3.42              2.20              2.77              9


 (+) Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads.
 (4) Commended operations on June 7, 1995. All ratios for the period have been annualized
 (5) Commenced operations on June 1, 1995. All ratios for the period have been annualized.
 (6) Commended operations on June 7, 1995. All ratios for the period have been annualized.
 (7) Commenced operations on April 25, 1996. All ratios for the period have been annualized.
 (B) On May 24, 1999, the CrestFund Maryland Municipal Bond, CrestFund Virginia Intermediate Municipal Bond, and CrestFund Virginia Municipal Bond Funds exchanged all of their assets and certain liabilities for shares of the Maryland Municipal Bond, Virginia Intermediate Municipal Bond, and Virginia Municipal Bond Funds, respectively. The CrestFund Maryland Municipal Bond, CrestFund Virginia Intermediate Municipal Bond, and CrestFund Virginia Municipal Bond Funds are the accounting survivors in this transaction, and as a result, their basis of accounting for assets and liabilities and their operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

Amounts designated as "--" are either $0 or round to $0.

                                                                   PROSPECTUS 37

                                                            FINANCIAL HIGHLIGHTS




                                                NET REALIZED
               NET ASSET           NET              AND            DISTRIBUTIONS
                 VALUE          INVESTMENT       UNREALIZED          FROM NET        DISTRIBUTION      NET ASSET
                BEGINNING         INCOME        GAINS (LOSSES)      INVESTMENT       FROM REALIZED      VALUE END      TOTAL
               PERIOD (000)       (LOSS)        ON INVESTMENTS        INCOME         CAPITAL GAINS      OF PERIOD    RETURN (+)
               -----------      ----------      --------------     -------------     -------------      ---------    ---------

--------------------
SHORT-TERM BOND FUND
--------------------
  Investor Shares
    2000 ........ $ 9.93          $ 0.51            $(0.25)           $(0.51)           $(0.01)           $ 9.67        2.67%
    1999 ........  10.07            0.49             (0.10)            (0.50)            (0.03)             9.93        3.88
    1998 ........   9.91            0.53              0.17             (0.53)            (0.01)            10.07        7.19
    1997 ........   9.88            0.51              0.06             (0.51)            (0.03)             9.91        5.97
    1996 ........  10.01            0.52             (0.10)            (0.53)            (0.02)             9.88        4.23
  Flex Shares
    2000 ........ $ 9.93          $ 0.48            $(0.25)           $(0.48)           $(0.01)           $ 9.67        2.31%
    1999 ........  10.07            0.47             (0.11)            (0.47)            (0.03)             9.93        3.50
    1998 ........   9.91            0.50              0.17             (0.50)            (0.01)            10.07        6.84
    1997 ........   9.88            0.48              0.06             (0.48)            (0.03)             9.91        5.62
    1996(8) .....  10.02            0.47             (0.12)            (0.47)            (0.02)             9.88        3.73

----------------------------------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
----------------------------------------
  Investor Shares
    2000 ........ $ 9.95          $ 0.45            $(0.10)           $(0.45)          $ --               $ 9.85        3.58%
    1999 ........   9.96            0.46             (0.01)            (0.46)            --                 9.95        4.54
    1998 ........   9.88            0.49              0.09             (0.50)            --                 9.96        6.04
    1997 ........   9.84            0.50              0.04             (0.50)            --                 9.88        5.59
    1996 ........   9.94            0.54             (0.10)            (0.54)            --                 9.84        4.52
  Flex Shares
    2000 ........ $ 9.93          $ 0.42            $(0.10)           $(0.42)           $--               $ 9.83        3.34%
    1999 ........   9.94            0.44             (0.02)            (0.43)            --                 9.93        4.32
    1998 ........   9.85            0.47              0.10             (0.48)            --                 9.94        5.90
    1997 ........   9.82            0.47              0.03             (0.47)            --                 9.85        5.19
    1996(9) .....   9.96            0.48             (0.14)            (0.48)            --                 9.82        3.72

-------------------------------
U.S. GOVERNMENT SECURITIES FUND
-------------------------------
  Investor Shares
    2000 ........ $10.28          $ 0.54            $(0.42)           $(0.54)           $--               $ 9.86        1.19%
    1999 ........  10.45            0.54             (0.17)            (0.54)            --                10.28        3.56
    1998 ........  10.02            0.57              0.43             (0.57)            --                10.45       10.23
    1997 ........   9.90            0.58              0.12             (0.58)            --                10.02        7.21
    1996 ........  10.26            0.59             (0.33)            (0.59)            (0.03)             9.90        2.47
  Flex Shares
    2000 ........ $10.28          $ 0.49            $(0.42)           $(0.49)           $--               $ 9.86        0.70%
    1999 ........  10.46            0.49             (0.18)            (0.49)            --                10.28        2.99
    1998 ........  10.02            0.52              0.44             (0.52)            --                10.46        9.78
    1997 ........   9.91            0.53              0.11             (0.53)            --                10.02        6.57
    1996(10) ....  10.31            0.52             (0.37)            (0.52)            (0.03)             9.91        1.42

--------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (B)
---------------------------------------------
  Investor Shares
    2000 ........ $10.20           $0.42            $(0.56)           $(0.42)           $(0.05)           $ 9.59       (1.24)%
    1999(11) ....  10.45            0.22             (0.18)            (0.22)            (0.07)            10.20        0.35
    For years ended November 30:
    1998 ........  10.31            0.46              0.17             (0.45)            (0.04)            10.45        6.19
    1997 ........  10.21            0.47              0.09             (0.46)            --                10.31        5.65
    1996 ........  10.23            0.42             (0.02)            (0.42)            --                10.21        4.01

--------------------------------
VIRGINIA MUNICIPAL BOND FUND (B)
--------------------------------
  Flex Shares
    2000 ........ $10.48          $ 0.36            $(0.79)           $(0.36)           $(0.01)            $9.68       (4.13)%
    1999(11) ....  10.73            0.17             (0.18)            (0.18)            (0.06)            10.48       (0.16)
    For years ended November 30:
    1998 ........  10.48            0.37              0.28             (0.37)            (0.03)            10.73        6.24
    1997 ........  10.31            0.39              0.18             (0.39)            (0.01)            10.48        5.58
    1996 ........  10.43            0.38             (0.12)            (0.38)            --                10.31        2.58










                                                                                       RATIO OF NET
                                                     RATIO OF         RATIO OF          INVESTMENT
                                                       NET          EXPENSES TO      INCOME (LOSS) TO
                NET ASSETS           RATIO OF       INVESTMENT       AVERAGE NET       AVERAGE NET
                  END OF            EXPENSES TO     INCOME (LOSS)  ASSETS (EXCLUDING  ASSETS (EXCLUDING    PORTFOLIO
                  PERIOD             AVERAGE         TO AVERAGE      WAIVERS AND        WAIVERS AND        TURNOVER
                   (000)            NET ASSETS       NET ASSETS     REIMBURSEMENTS)   REIMBURSEMENTS)        RATE
                 ---------          ----------     --------------  -----------------  -----------------    ---------

--------------------
SHORT-TERM BOND FUND
--------------------
  Investor Shares
    2000 ........$ 1,446               0.87%             5.20%             1.75%             4.32%            70%
    1999 ........  1,825               0.87              4.92              1.59              4.20            108
    1998 ........  1,949               0.86              5.27              1.71              4.42             87
    1997 ........  2,182               0.85              5.16              1.58              4.43            118
    1996 ........  2,700               0.85              5.20              1.72              4.33            163
  Flex Shares
    2000 ........$ 2,065               1.22%             4.85%             2.41%             3.66%            70%
    1999 ........  2,341               1.22              4.55              2.33              3.44            108
    1998 ........  2,110               1.21              4.93              2.85              3.29             87
    1997 ........  1,073               1.20              4.82              3.02              3.00            118
    1996(8) .....    966               1.20              4.77              4.06              1.91            163

----------------------------------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
----------------------------------------
  Investor Shares
    2000 ........$ 2,066               0.82%             4.50%             1.44%             3.88%            50%
    1999 ........  2,799               0.82              4.54              1.34              4.02             57
    1998 ........  3,277               0.81              5.07              1.33              4.55             39
    1997 ........  3,921               0.80              5.05              1.35              4.50             93
    1996 ........  4,192               0.80              5.43              1.32              4.91             94
  Flex Shares
    2000 ........$ 5,391               1.07%             4.26%             2.04%             3.29%            50%
    1999 ........  4,931               1.07              4.22              2.25              3.04             57
    1998 ........  1,413               1.06              4.81              2.87              3.00             39
    1997 ........  1,091               1.05              4.75              2.51              3.29             93
    1996(9) .....  2,423               1.05              5.03              2.97              3.11             94

-------------------------------
U.S. GOVERNMENT SECURITIES FUND
-------------------------------
  Investor Shares
    2000 ........$ 1,407               1.17%             5.34%             2.14%             4.37%            29%
    1999 ........  2,534               1.17              5.17              1.60              4.74             19
    1998 ........  3,225               1.16              5.53              1.76              4.93             14
    1997 ........  2,243               1.15              5.76              1.79              5.12             21
    1996 ........  2,396               1.15              5.68              2.50              4.33             83
  Flex Shares
    2000 ........$ 7,750               1.68%             4.85%             2.28%             4.25%            29%
    1999 ........ 11,520               1.68              4.66              2.08              4.26             19
    1998 ........  4,022               1.67              5.02              2.32              4.37             14
    1997 ........  2,801               1.66              5.26              2.42              4.50             21
    1996(10) ....  2,826               1.66              5.18              2.86              3.98             83

--------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (B)
--------------------------------------------
  Investor Shares
    2000 ........$ 6,808               0.79%             4.33%             0.94%             4.18%            18%
    1999(11) ....  7,706               0.79              4.17              0.93              4.03             19
    For years ended November 30:
    1998 ........  7,899               0.79              4.33              0.94              4.18             24
    1997 ........  7,826               0.79              4.56              0.94              4.41             30
    1996 ........  8,185               0.79              4.12              0.94              3.97             25


--------------------------------
VIRGINIA MUNICIPAL BOND FUND (B)
--------------------------------
  Flex Shares
    2000 ........$ 5,367               1.65%             3.61%             2.08%             3.18%            19%
    1999(11) ....  6,939               1.65              3.32              1.91              3.06              7
    For years ended
    1998 ........  3,697               1.64              3.46              1.92              3.18             28
    1997 ........  1,476               1.60              3.73              2.00              3.33             39
    1996 ........    787               1.57              3.73              1.97              3.33             24


 (+) Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads.
 (8) Commenced operations on June 20, 1995. All ratios for the period have been annualized.
 (9) Commenced operations on June 22, 1995. All ratios for the period have been annualized.
(10) Commenced operations on June 7, 1995. All ratios for the period have been annualized.
(11) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
 (B) On May 24, 1999, the CrestFund Maryland Municipal Bond, CrestFund Virginia Intermediate Municipal Bond, and CrestFund Virginia Municipal Bond Funds exchanged all of their assets and certain liabilities for shares of the Maryland Municipal Bond, Virginia Intermediate Municipal Bond, and Virginia Municipal Bond Funds, respectively. The CrestFund Maryland Municipal Bond, CrestFund Virginia Intermediate Municipal Bond, and CrestFund Virginia Municipal Bond Funds are the accounting survivors in this transaction, and as a result, their basis of accounting for assets and liabilities and their operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

Amounts designated as "--" are either $0 or round to $0.


38 PROSPECTUS

HOW TO OBTAIN MORE INFORMATION ABOU THE STI CLASSIC FUNDS


INVESTMENT ADVISER


Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303



DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated October 1, 2000, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:


BY TELEPHONE: Call 1-800-428-6970


BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by emailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.

[SUNDIAL GRAPHIC OMITTED

STI CLASSIC FUNDS-MONEY MARKET
FUNDS-FLEX AND INVESTOR SHARES


PROSPECTUS


October 1, 2000

PRIME QUALITY MONEY MARKET FUND
TAX-EXEMPT MONEY MARKET FUND
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
VIRGINIA TAX-FREE MONEY MARKET FUND
  (FORMERLY TAX-FREE MONEY MARKET FUND)


INVESTMENT ADVISER
TO THE FUNDS:

TRUSCO CAPITAL MANAGEMENT, INC.
(the "Adviser")




[STI Logo Omitted]

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

ABOUT THIS PROSPECTUS


The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Investor and Flex Shares of the Money Market Funds that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


 2 PRIME QUALITY MONEY MARKET FUND
 4 TAX-EXEMPT MONEY MARKET FUND
 6 U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
 8 VIRGINIA TAX-FREE MONEY MARKET FUND
10 MORE INFORMATION ABOUT RISK
10 MORE INFORMATION ABOUT FUND INVESTMENTS
11 INVESTMENT ADVISER AND PORTFOLIO MANAGERS
11 PURCHASING, SELLING AND EXCHANGING FUND SHARES
16 DIVIDENDS, DISTRIBUTIONS AND TAXES
17 FINANCIAL HIGHLIGHTS
22 HOW TO OBTAIN MORE INFORMATION
   ABOUT THE STI CLASSIC FUNDS


--------------------------------------------------------------------------------
[BRIEFCASE GRAPHIC OMITTED] Fund Summary
[TELESCOPE GRAPHIC OMITTED] Investment Strategy
[INNERTUBE GRAPHIC OMITTED] What are the risks of investing?
[BULLSEYE GRAPHIC OMITTED] Performance Information
[CHART GRAPHIC OMITTED] What is an Index?
[COINS GRAPHIC OMITTED] Fund Fees and Expenses
[MOUNTAINTOPGRAPHIC OMITTED] More Information About Fund Investments
[MAGNIFIER GRAPHIC OMITTED] Investment Adviser
[HANDSHAKE GRAPHIC OMITTED] Purchasing, Selling and Exchanging Fund Shares [DOLLAR GRAPHIC OMITTED] Sales Charges
--------------------------------------------------------------------------------

October 1, 2000

                                                                    PROSPECTUS 1

                                     RISK/RETURN INFORMATION COMMON TO THE FUNDS


Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

2 PROSPECTUS

PRIME QUALITY MONEY MARKET FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                         High current income, while preserving
                                        capital and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                        Money market instruments
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY           Attempts to identify money market
                                        instruments with the most attractive
                                        risk/return trade-off
--------------------------------------------------------------------------------
INVESTOR PROFILE                        Conservative investors who want to
                                        receive current income from their
                                        investment
--------------------------------------------------------------------------------



[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Prime Quality Money Market Fund invests exclusively in high quality U.S. money market instruments and foreign money market instruments denominated in U.S. dollars. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk. The Adviser analyzes maturity, yields, market sectors and credit risk. Investments are made in money market instruments with the most attractive risk/return trade-off. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR.*



[Bar Graph Omitted]
Plot points are as follows:

1993     2.60%
1994     3.60%
1995     5.30%
1996     4.82%
1997     4.97%
1998     4.92%
1999     4.56%

            BEST QUARTER              WORST QUARTER
                1.33%                    0.64%
              (6/30/95)                 (6/30/93)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.74%.

                                                                    PROSPECTUS 3

                                                 PRIME QUALITY MONEY MARKET FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE IMONEYNET, INC. FIRST TIER AVERAGE.

INVESTOR SHARES             1 YEAR    5 YEARS SINCE INCEPTION
--------------------------------------------------------------------------------
Prime Quality Money
Market Fund                  4.56%      4.91%     4.27%*
--------------------------------------------------------------------------------
iMoneyNet, Inc.
First Tier Average           4.57%      4.97%     4.33%**
--------------------------------------------------------------------------------
* SINCE 6/8/92    ** SINCE 5/31/92


FLEX SHARES                                   SINCE INCEPTION
--------------------------------------------------------------------------------
Prime Quality Money Market Fund                   0.99%*
--------------------------------------------------------------------------------
iMoneyNet, Inc. First Tier Average                1.24%**
--------------------------------------------------------------------------------
* CUMULATIVE SINCE 10/4/99 ** CUMULATIVE SINCE 9/30/99

To obtain more information about the Fund's yield, call 1-800-814-3397.

[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. First Tier Average is a widely-recognized composite of money market funds which invest in securities rated in the highest category by at least two recognized rating agencies.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                    INVESTOR SHARES  FLEX SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                  None            None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)*                None            2.00%


* THIS SALES CHARGE IS IMPOSED IF YOU SELL FLEX SHARES WITHIN 1 YEAR OF YOUR PURCHASE. SEE "SELLING FUND SHARES."


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                    INVESTOR SHARES  FLEX SHARES
Investment Advisory Fees                            0.65%            0.65%
Distribution and Service (12b-1) Fees               0.20%            0.75%
Other Expenses                                      0.10%            0.59%
                                                    -----            -----
Total Annual Fund Operating Expenses                0.95%            1.99%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares         $97       $303       $526    $1,166
Flex Shares            $402       $624     $1,073    $2,317




IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

                      1 YEAR     3 YEARS   5 YEARS  10 YEARS
Investor Shares         $97       $303       $526    $1,166
Flex Shares            $202       $624     $1,073    $2,317

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses are 0.54%, 0.17% and 0.81%, respectively. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 0.54%, 0.41% and 1.54%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

4 PROSPECTUS

TAX-EXEMPT MONEY MARKET FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                         High current interest income exempt
                                        from federal income taxes, while
                                        preserving capital and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                        Municipal money market instruments
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY           Attempts to increase income without
                                        added risk by analyzing credit quality
--------------------------------------------------------------------------------
INVESTOR PROFILE                        Conservative investors who want to
                                        receive current tax-exempt income from
                                        their investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Tax-Exempt Money Market Fund invests substantially all of its assets in money market instruments issued by municipalities and issuers that pay income exempt from federal income taxes. In selecting investments for the Fund, the Adviser analyzes the credit quality and structure of each security to minimize risk. The Adviser actively manages the Fund's average maturity based on current interest rates and the Adviser's outlook of the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR.*



[Bar Graph Omitted]
Plot points are as follows:

1993     1.90%
1994     2.37%
1995     3.36%
1996     2.94%
1997     3.11%
1998     2.90%
1999     2.69%

            BEST QUARTER             WORST QUARTER
                0.89%                    0.42%
              (6/30/95)                 (3/31/93)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 1.70%.

                                                                    PROSPECTUS 5

                                                    TAX-EXEMPT MONEY MARKET FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE IMONEYNET, INC. TAX-FREE STOCKBROKER & GENERAL PURPOSE AVERAGE.

INVESTOR SHARES             1 YEAR    5 YEARS SINCE INCEPTION
--------------------------------------------------------------------------------
Tax-Exempt Money
Market Fund                  2.69%      3.00%     2.71%*
--------------------------------------------------------------------------------
iMoneyNet, Inc.
Tax-Free Stockbroker
& General Purpose
Average                      2.70%      3.00%     2.71%**
--------------------------------------------------------------------------------
 * SINCE 6/8/92
** SINCE 5/31/92

To obtain more information about the Fund's yield, call 1-800-814-3397.


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Tax-Free Stockbroker & General Purpose Average is a widely-recognized composite of money market funds which invest in short-term municipal securities, the income of which is exempt from federal taxation.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                           INVESTOR SHARES
Investment Advisory Fees                                   0.55%
Distribution and Service (12b-1) Fees                      0.15%
Other Expenses                                             0.11%
                                                           -----
Total Annual Fund Operating Expenses                       0.81%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

       1 YEAR      3 YEARS        5 YEARS      10 YEARS
         $83        $259           $450         $1,002

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses are 0.45%, 0.11% and 0.67%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

6 PROSPECTUS

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                         High current income, while preserving
                                        capital and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                        U.S. Treasury and government agency
                                        securities, and repurchase agreements
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY           Attempts to increase income without
                                        adding undue risk by analyzing yields
--------------------------------------------------------------------------------
INVESTOR PROFILE                        Conservative investors who want to
                                        receive current income
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The U.S. Government Securities Money Market Fund invests exclusively in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, repurchase agreements involving these securities, and shares of registered money market funds that invest in the foregoing. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing yields. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR.*



[Bar Graph Omitted]
Plot points are as follows:

1993     2.52%
1994     3.48%
1995     5.25%
1996     4.66%
1997     4.85%
1998     4.73%
1999     4.26%

            BEST QUARTER             WORST QUARTER
                1.32%                    0.61%
              (6/30/95)                 (6/30/93)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.58%.

                                                                    PROSPECTUS 7

                                    U.S. GOVERNMENT SECURITIES MONEY MARKET FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE IMONEYNET, INC. U.S. GOVERNMENT & AGENCY AVERAGE. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE, BUT THE ADVISER BELIEVES THAT THE IMONEYNET, INC. U.S. GOVERNMENT & AGENCY AVERAGE, BECAUSE OF ITS INCLUSION OF MONEY MARKET FUNDS THAT INVEST IN SECURITIES OF GOVERNMENT AGENCIES AND INSTRUMENTALITIES, MORE ACCURATELY REFLECTS THE TYPE OF SECURITIES IN WHICH THE FUND INVESTS.

INVESTOR SHARES             1 YEAR    5 YEARS SINCE INCEPTION
--------------------------------------------------------------------------------
U.S. Government
Securities Money
Market Fund                  4.26%      4.75%     4.13%*
--------------------------------------------------------------------------------
iMoneyNet, Inc.
U.S. Government
& Agency Average             4.52%      4.89%     4.26%**
--------------------------------------------------------------------------------
iMoneyNet, Inc.
U.S. Treasury
& Repo Average               4.36%      4.82%     4.20%**
--------------------------------------------------------------------------------
 * SINCE 6/8/92
** SINCE 5/31/92

To obtain more information about the Fund's yield, call 1-800-814-3397.

[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The previous index, the iMoneyNet, Inc. U.S. Treasury & Repo Average, is a widely-recognized composite of money market funds which invest in U.S. Treasury securities and repurchase agreements backed by these securities. The iMoneyNet, Inc. U.S. Government & Agency Average is a widely-recognized composite of money market funds which invest in U.S. Treasury Bills, repurchase agreements or securities issued by agencies of the U.S. government.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                 INVESTOR SHARES
Investment Advisory Fees                                         0.65%
Distribution and Service (12b-1) Fees                            0.17%
Other Expenses                                                   0.11%
                                                                 -----
Total Annual Fund Operating Expenses                             0.93%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

       1 YEAR      3 YEARS        5 YEARS      10 YEARS
         $95        $296           $515         $1,143

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses are 0.56%, 0.13% and 0.80%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

8 PROSPECTUS

VIRGINIA TAX-FREE MONEY MARKET FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                         High current income exempt from federal
                                        and Virginia income taxes, while
                                        preserving capital and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                        Virginia municipal money market
                                        instruments
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY           Attempts to increase income without
                                        added risk by analyzing credit quality
--------------------------------------------------------------------------------
INVESTOR PROFILE                        Virginia residents who want to receive
                                        current income exempt from federal and
                                        state income taxes
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Virginia Tax-Free Money Market Fund invests substantially all of its assets in money market instruments issued by municipalities and issuers that pay income exempt from federal and Virginia income taxes. Issuers of these securities can be located in Virginia, Puerto Rico and other U.S. territories and possessions. In selecting investments for the Fund, the Adviser analyzes the credit quality and structure of each security to minimize risk. The Adviser actively manages the Fund's average maturity based on current interest rates and the Adviser's outlook of the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The Fund's concentration of investments in securities of issuers located in Virginia subjects the Fund to economic and government policies within Virginia.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.



[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM YEAR TO YEAR.*



[Bar Graph Omitted]
Plot points are as follows:

1994     2.11%
1995     3.27%
1996     3.10%
1997     3.07%
1998     2.92%
1999     2.71%

            BEST QUARTER             WORST QUARTER
                0.91%                    0.37%
              (3/31/96)                 (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 1.69%.

                                                                    PROSPECTUS 9

                                             VIRGINIA TAX-FREE MONEY MARKET FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE IMONEYNET, INC. TAX-FREE STOCKBROKER & GENERAL PURPOSE AVERAGE.

INVESTOR SHARES              1 YEAR   5 YEARS SINCE INCEPTION
--------------------------------------------------------------------------------
Virginia Tax-Free
Money Market Fund             2.71%      3.01%     2.73%*
--------------------------------------------------------------------------------
iMoneyNet, Inc.
Tax-Free Stockbroker &
General Purpose Average       2.70%      3.00%     2.79%**
--------------------------------------------------------------------------------
 * SINCE 5/5/93
** SINCE 4/30/93

To obtain more information about the Fund's yield, call 1-800-814-3397.

[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Tax-Free Stockbroker & General Purpose Average is a widely-recognized composite of money market funds which invest in short-term municipal securities, the income of which is exempt from federal taxation.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                 INVESTOR SHARES
Investment Advisory Fees                                         0.40%
Distribution and Service (12b-1) Fees                            0.40%
Other Expenses                                                   0.19%
                                                                 -----
Total Annual Fund Operating Expenses                             0.99%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

       1 YEAR      3 YEARS        5 YEARS      10 YEARS
        $101        $315           $547         $1,213

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses are 0.40%, 0.08% and 0.67%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

10 PROSPECTUS

MORE INFORMATION ABOUT RISK


[INNERTUBE GRAPHIC OMITTED]
MORE INFORMATION ABOUT RISK


FIXED INCOME RISK


TAX-EXEMPT MONEY MARKET FUND
VIRGINIA TAX-FREE MONEY MARKET FUND


The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks.


        MUNICIPAL ISSUER RISK


        TAX-EXEMPT MONEY MARKET FUND
        VIRGINIA TAX-FREE MONEY MARKET FUND


        There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

        In addition, the Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.



REGIONAL RISK

VIRGINIA TAX-FREE MONEY MARKET FUND

To the extent that the Fund's investments are concentrated in a specific geographic region, the Fund may be subject to the political and other developments affecting that region. Regional economies are often closely interrelated, and political and economic developments affecting one region, country or state often affect other regions, countries or states, thus subjecting a Fund to additional risks.



[MOUNTAINTOP GRAPHIC OMITTED]
MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI). Of course, a Fund cannot guarantee that it will achieve its investment goal.

                                                                   PROSPECTUS 11

                                       INVESTMENT ADVISER AND PORTFOLIO MANAGERS



[MAGNIFIER GRAPHIC OMITTED]
INVESTMENT ADVISER

The Investment Adviser (the "Adviser") makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Trusco Capital Management, Inc. (Trusco), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Funds. As of July 1, 2000, Trusco had approximately $47 billion in assets under management. For the fiscal period ended May 31, 2000, the Adviser received advisory fees of:



     PRIME QUALITY MONEY MARKET FUND                  0.50%
     TAX-EXEMPT MONEY MARKET FUND                     0.41%
     U.S. GOVERNMENT SECURITIES MONEY MARKET FUND     0.54%
     VIRGINIA TAX-FREE MONEY MARKET FUND              0.40%

The Adviser may use its affiliates as brokers for Fund transactions.


PORTFOLIO MANAGERS

Mr. David S. Yealy has served as a Managing Director of Trusco since July 2000. He has managed the Prime Quality Money Market Fund since it began operating in June 1992. Prior to July 2000, Mr. Yealy was a First Vice President of Trusco and has worked there since 1991. He has more than 15 years of investment experience.

Mr. Robert S. Bowman, CFA, has served as a Vice President of Trusco since January 1999. He has managed the Virginia Tax-Free Money Market Fund since May 1995, the Tax-Exempt Money Market Fund since July 2000 and the U.S. Government Securities Money Market Fund since October 2000. Prior to joining Trusco, Mr. Bowman served as an assistant trader from 1994 to 1995 and Vice President of Crestar Asset Management Company since 1995. He has more than 6 years of investment experience.



[HANDSHAKE GRAPHIC OMITTED]
PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Investor Shares and Flex Shares of the Funds. Flex Shares of the Prime Quality Money Market Fund are available only through exchanges of Flex Shares of other STI Classic Funds or, potentially, in the future, Flex Shares of the Prime Quality Money Market Fund may be used to set up a systematic exchange program to purchase Flex Shares of other STI Classic Funds. Currently no such exchange program is available. Flex Shares of the Prime Quality Money Market Fund (i) are subject to a 2% contingent deferred sales charge (CDSC) if you redeem your shares within one year of the date you purchased the original STI Classic Fund Flex Shares; and (ii) have higher annual expenses than Investor Shares of the Prime Quality Money Market Fund.


HOW TO PURCHASE FUND SHARES

A SunTrust Securities Investment Consultant can assist you in opening a brokerage account which will be used for all transactions regarding the purchase of STI Classic Funds. Once your account is established, you may buy shares of the Funds by:

[bullet] Mail
[bullet] Telephone (1-800-874-4770)
[bullet] Wire
[bullet] Automated Clearing House (ACH)


You may also buy shares through investment representatives of certain correspondent banks of SunTrust Banks, Inc. (SunTrust) and other financial institutions that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution directly and follow its procedures for fund share transactions. Your institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

12 PROSPECTUS


PURCHASING, SELLING AND EXCHANGING FUND SHARES


A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of STI Classic Funds or its shareholders.



WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange and the Federal Reserve are open for business (a Business Day). The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time.) So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Funds must generally receive your order before 11:00 a.m. Eastern time for the Tax-Exempt Money Market Fund, before 12:00 p.m. Eastern time for the Virginia Tax-Free Money Market Fund or before 3:00 p.m. Eastern time for the Prime Quality Money Market Fund and U.S. Government Securities Money Market Fund. Also each Fund must receive federal funds (readily available funds) before 4:00 p.m. Eastern time. Otherwise, your purchase order will be effective the following Business Day, as long as each Fund receives federal funds before the Funds calculate their NAV the following day.

FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES, AND OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE, SALE AND EXCHANGE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE, SELL OR EXCHANGE FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.


HOW THE FUNDS CALCULATE NAV

In calculating NAV, a Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.


NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.


MINIMUM PURCHASES

To purchase Investor shares for the first time, you must invest at least $2,000 in any Fund.

Your subsequent investments in any Fund must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. A Fund may accept investments of smaller amounts at its discretion.



FUNDLINK

FUNDLINK is a telephone activated service that allows you to transfer money quickly and easily between the STI Classic Funds and your SunTrust bank account(s). To use FUNDLINK, you must first contact your SunTrust Bank Investment Consultant and complete the FUNDLINK application and authorization agreements. Once you have signed up to use FUNDLINK, simply call the Funds at 1-800-874-4770 to complete all of your purchase and redemption transactions.

                                                                   PROSPECTUS 13

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES


SYSTEMATIC INVESTMENT PLAN


If you have a checking or savings account with a SunTrust affiliate bank, you may purchase Investor Shares automatically through regular deductions from your account. With a $500 minimum initial investment, you may begin regularly-scheduled investments from $50 up to $100,000 once or twice a month. The Distributor may close your account if you do not meet this minimum investment requirement at the end of two years.


[DOLLAR GRAPHIC OMITTED]
SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES -- FLEX SHARES

You do not pay a sales charge when you purchase Flex Shares. The offering price of Flex Shares is simply the next calculated NAV. But if you sell your shares within the first year after your purchase, you will pay a contingent deferred sales charge equal to 2.00% for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Flex Shares of one Fund for Flex Shares of another Fund.


The contingent deferred sales charge will be waived if you sell your Flex Shares for the following reasons:
[bullet] to make certain withdrawals from a retirement plan (not including
         IRAs);
[bullet] because of death or disability;
[bullet] for certain payments under the Systematic Withdrawal Plan (which is discussed later); or
[bullet] for exchanges from Trust or Investor Shares to Flex Shares when the total accumulated period from the original date of purchase is at least one year.



OFFERING PRICE OF FUND SHARES

The offering price of Investor and Flex Shares is the NAV next calculated after the transfer agent receives your request.


HOW TO SELL YOUR FUND SHARES

If you own your shares through a brokerage account with SunTrust Securities, you may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust Securities directly by mail or telephone at 1-800-874-4770. The minimum amount for telephone redemptions is $1,000.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

If you would like to sell $25,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request less, in the case of Flex Shares of the Prime Quality Money Market Fund, any applicable deferred sales charge.

Redemption orders must be received by the Funds on a Business Day before 11:00 a.m. Eastern Time for the Tax-Exempt Money Market Fund, 12:00 p.m. Eastern Time for the Virginia Tax-Free Money Market Fund or 3:00 p.m. Eastern time for the Prime Quality Money Market Fund and U.S. Government Securities Money Market Fund. Orders received after these times will be executed the following Business Day.

14 PROSPECTUS

PURCHASING, SELLING AND EXCHANGING FUND SHARES


SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.



RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after the Fund receives your request. Your proceeds can be wired to your bank account (subject to a $7.00 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).



REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required $2,000 because of redemptions you may be required to sell your shares. But, the Funds will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.


HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting SunTrust Securities or your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.


The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of a Fund, all Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Currently, you may exchange your shares up to four times during a calendar year. If you exchange your shares more than four times during a year, you may be charged a $10 fee for each additional exchange. You will be notified before any fee is charged.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days notice.

                                                                   PROSPECTUS 15

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES


EXCHANGES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.


INVESTOR SHARES

You may exchange Investor Shares of any Fund for Investor Shares of any other Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange. For purposes of computing the CDSC applicable to Flex Shares, the length of time you have owned your shares will be measured from the original date of purchase and will not be affected by any exchange.


FLEX SHARES

You may exchange Flex Shares of any Fund for Flex Shares of any other Fund. Again, the CDSC will be computed as of the original date of purchase.


TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.


DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets are as follows:


For Investor Shares
   PRIME QUALITY MONEY MARKET FUND                    0.20%
   TAX-EXEMPT MONEY MARKET FUND                       0.15%
   U.S. GOVERNMENT SECURITIES MONEY MARKET FUND       0.17%
   VIRGINIA TAX-FREE MONEY MARKET FUND                0.40%


For Flex Shares of the Prime Quality Money Market Fund, the maximum distribution fee is 1.00% of the average daily net assets of the Fund.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

16 PROSPECTUS

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS


Each Fund declares dividends daily and pays these dividends monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.


TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

The Tax-Exempt Money Market Fund and Virginia Tax-Free Money Market Fund intend to distribute federally tax-exempt income. Both of these Funds may invest a portion of their assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by the Funds may be taxable.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                                                                   PROSPECTUS 17

                                                            FINANCIAL HIGHLIGHTS


FINANCIAL HIGHLIGHTS


The tables that follow present performance information about Investor Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information for each Fund, except the Virginia Tax-Free Money Market Fund for the periods ended prior to May 31, 1999, have been audited by Arthur Andersen LLP, independent public accountants. The financial highlights for the Virginia Tax-Free Money Market Fund for the periods ended prior to May 31, 1999 have been audited by Deloitte & Touche LLP, independent public accountants. The report of Arthur Andersen LLP, along with each Fund's financial statements, appears in the annual report that accompanies the SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-428-6970.


For the Periods Ended May 31, (unless otherwise noted)
For a Share Outstanding Throughout the Periods


                  NET ASSET                             DISTRIBUTIONS
                    VALUE                NET              FROM NET             NET ASSET
                  BEGINNING          INVESTMENT          INVESTMENT            VALUE END            TOTAL
                  OF PERIOD            INCOME              INCOME              OF PERIOD         RETURN (+)
                  ---------          ----------         -------------          ---------         ----------

-------------------------------
PRIME QUALITY MONEY MARKET FUND
-------------------------------
  Investor Shares
    2000 .....      $1.00              $ 0.05              $(0.05)               $1.00              5.02%
    1999 .....       1.00                0.05               (0.05)                1.00              4.66
    1998 .....       1.00                0.05               (0.05)                1.00              5.04
    1997 .....       1.00                0.05               (0.05)                1.00              4.84
    1996 .....       1.00                0.05               (0.05)                1.00              5.08
   Flex Shares
    2000(A)         $1.00               $0.03              $(0.03)               $1.00              2.93%

----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
  Investor Shares
    2000 .....      $1.00              $ 0.03              $(0.03)               $1.00              3.07%
    1999 .....       1.00                0.03               (0.03)                1.00              2.69
    1998 .....       1.00                0.03               (0.03)                1.00              3.09
    1997 .....       1.00                0.03               (0.03)                1.00              2.97
    1996 .....       1.00                0.03               (0.03)                1.00              3.16

--------------------------------------------
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------
  Investor Shares
    2000 .....      $1.00               $0.05              $(0.05)               $1.00              4.71%
    1999 .....       1.00                0.04               (0.04)                1.00              4.41
    1998 .....       1.00                0.05               (0.05)                1.00              4.90
    1997 .....       1.00                0.05               (0.05)                1.00              4.69
    1996 .....       1.00                0.05               (0.05)                1.00              4.99

---------------------------------------------------------------------------------
VIRGINIA TAX-FREE MONEY MARKET FUND (FORMERLY THE TAX-FREE MONEY MARKET FUND) (B)
---------------------------------------------------------------------------------
  Investor Shares
    2000 .....      $1.00               $0.03              $(0.03)               $1.00              3.07%
    1999** ...       1.00                0.01               (0.01)                1.00              1.27
    For the Year Ended November 30:
    1998 .....       1.00                0.03               (0.03)                1.00              2.96
    1997 .....       1.00                0.03               (0.03)                1.00              3.05
    1996 .....       1.00                0.03               (0.03)                1.00              3.13










                                                                                                  RATIO OF NET
                                                            RATIO OF            RATIO OF           INVESTMENT
                                                              NET              EXPENSES TO          INCOME TO
                                       RATIO OF            INVESTMENT          AVERAGE NET         AVERAGE NET
               NET ASSETS             EXPENSES TO           INCOME           ASSETS (EXCLUDING   ASSETS (EXCLUDING
                 END OF                 AVERAGE            TO AVERAGE           WAIVERS AND        WAIVERS AND
              PERIOD (000)             NET ASSETS          NET ASSETS         REIMBURSEMENTS)     REIMBURSEMENTS)
              ------------            -----------          ----------        -----------------   -----------------

-------------------------------
PRIME QUALITY MONEY MARKET FUND
-------------------------------
  Investor Shares
    2000 ..... $1,312,653                 0.77%               4.94%                0.95%               4.76%
    1999 .....    918,100                 0.77                4.52                 0.97                4.32
    1998 .....    411,821                 0.76                4.93                 0.98                4.71
    1997 .....    283,544                 0.75                4.74                 0.97                4.52
    1996 .....    215,696                 0.75                4.94                 1.00                4.69
   Flex Shares
    2000(A) ..     $3,445                 1.50%*              4.46%*               1.99%*              3.97%*

----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
  Investor Shares
    2000 .....   $125,500                 0.64%               3.01%                0.82%               2.83%
    1999 .....    128,854                 0.64                2.66                 0.83                2.48
    1998 .....    134,538                 0.62                3.04                 0.83                2.83
    1997 .....    102,013                 0.62                2.92                 0.83                2.71
    1996 .....     95,223                 0.62                3.10                 0.85                2.87

--------------------------------------------
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------
  Investor Shares
    2000 .....    $79,311                 0.77%               4.62%                0.93%               4.46%
    1999 .....     61,472                 0.77                4.32                 0.98                4.11
    1998 .....     58,753                 0.76                4.79                 0.96                4.59
    1997 .....     63,178                 0.75                4.59                 0.96                4.38
    1996 .....     58,608                 0.75                4.88                 0.99                4.64

---------------------------------------------------------------------------------
VIRGINIA TAX-FREE MONEY MARKET FUND (FORMERLY THE TAX-FREE MONEY MARKET FUND) (B)
---------------------------------------------------------------------------------
  Investor Shares
    2000 .....    $62,878                 0.67%               3.17%                0.99%               2.85%
    1999** ...      5,955                 0.67                2.52                 1.06                2.13
    For the Year Ended November 30:
    1998 .....      8,851                 0.67                2.92                 1.07                2.52
    1997 .....      7,634                 0.68                3.42                 1.08                3.02
    1996 .....      2,994                 0.67                2.86                 1.07                2.46


  * Annualized.
 ** For the period December 1, 1998 to May 31, 1999. All ratios for the period have been annualized.
(+) Total return is for the period indicated and has not been annualized.
(A) Commenced operations on October 4, 1999.
(B) On May 24, 1999, the CrestFunds Tax Free Money Fund exchanged all of its assets and certain liabilities for shares of the Virginia Tax-Free Money Market Fund (formerly the Tax-Free Money Market Fund). The CrestFunds
    Tax Free Money Fund was the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

18 PROSPECTUS

NOTES

                                                                   PROSPECTUS 19

                                                                           NOTES

20 PROSPECTUS

NOTES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

22 PROSPECTUS

HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS


INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303


DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP


More information about the Funds is available without charge through the following:



STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated October 1, 2000, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.



ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:


BY TELEPHONE: Call 1-800-428-6970


BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.

[SUNDIAL GRAPHIC OMITTED]

                                                                        XXXXXXXX

STI CLASSIC FUNDS
FOR PARTICIPANTS OF SUNTRUST BANKS
SPONSORED RETIREMENT PLANS

PROSPECTUS


OCTOBER 1, 2000

BALANCED FUND
CAPITAL APPRECIATION FUND
CORE EQUITY FUND
E-COMMERCE OPPORTUNITY FUND
GROWTH AND INCOME FUND
INTERNATIONAL EQUITY FUND
INTERNATIONAL EQUITY INDEX FUND
INVESTMENT GRADE BOND FUND
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
MID-CAP EQUITY FUND
SHORT-TERM BOND FUND
SHORT-TERM U.S. TREASURY SECURITIES FUND
SMALL CAP GROWTH STOCK FUND
SMALL CAP VALUE EQUITY FUND
 (FORMERLY SMALL CAP EQUITY FUND)
TAX SENSITIVE GROWTH STOCK FUND
U.S. GOVERNMENT SECURITIES FUND
VALUE INCOME STOCK FUND
PRIME QUALITY MONEY MARKET FUND
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
U.S. TREASURY MONEY MARKET FUND
LIFE VISION AGGRESSIVE GROWTH FUND
 (FORMERLY LIFE VISION MAXIMUM GROWTH PORTFOLIO)
LIFE VISION GROWTH AND INCOME FUND
 (FORMERLY LIFE VISION GROWTH AND INCOME PORTFOLIO)
LIFE VISION MODERATE GROWTH FUND
 (FORMERLY LIFE VISION BALANCED PORTFOLIO)


INVESTMENT ADVISER
TO THE FUNDS:
TRUSCO CAPITAL MANAGEMENT, INC.
(the "Adviser")


[STI LOGO OMITTED]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

ABOUT THIS PROSPECTUS


The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Shares of each Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:



 2 BALANCED FUND
 4 CAPITAL APPRECIATION FUND
 6 CORE EQUITY FUND
 8 E-COMMERCE OPPORTUNITY FUND
10 GROWTH AND INCOME FUND
12 INTERNATIONAL EQUITY FUND
14 INTERNATIONAL EQUITY INDEX FUND
16 INVESTMENT GRADE BOND FUND
18 LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
20 MID-CAP EQUITY FUND
22 SHORT-TERM BOND FUND
24 SHORT-TERM U.S. TREASURY SECURITIES FUND
26 SMALL CAP GROWTH STOCK FUND
28 SMALL CAP VALUE EQUITY FUND
30 TAX SENSITIVE GROWTH STOCK FUND
32 U.S. GOVERNMENT SECURITIES FUND
34 VALUE INCOME STOCK FUND
36 PRIME QUALITY MONEY MARKET FUND
38 U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
40 U.S. TREASURY MONEY MARKET FUND
44 LIFE VISION AGGRESSIVE GROWTH FUND
46 LIFE VISION GROWTH AND INCOME FUND
48 LIFE VISION MODERATE GROWTH FUND
50 MORE INFORMATION ABOUT RISK
51 MORE INFORMATION ABOUT FUND INVESTMENTS
51 INVESTMENT ADVISER AND PORTFOLIO MANAGERS
54 PURCHASING AND SELLING FUND SHARES
56 DIVIDENDS, DISTRIBUTIONS AND TAXES
57 FINANCIAL HIGHLIGHTS
66 HOW TO OBTAIN MORE INFORMATION ABOUT
   THE STI CLASSIC FUNDS


--------------------------------------------------------------------------------
[BRIEFCASE GRAPHIC OMITTED] FUND SUMMARY
[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY
[INNERTUBE GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING?
[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION
[CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES
[MOUNTAINTOP GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS
[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER
[HANDSHAKE GRAPHIC OMITTED] PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

OCTOBER 1, 2000

                                                                    PROSPECTUS 1

                                     RISK/RETURN INFORMATION COMMON TO THE FUNDS


Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund (other than a money market fund) is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2 PROSPECTUS

BALANCED FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                        Capital appreciation and current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS
 PRIMARY                               U.S. common stocks
 SECONDARY                             Bonds
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Attempts to identify companies with a
                                       history of earnings growth and bonds with
                                       minimal risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Investors who want income from their
                                       investment, as well as an increase in its
                                       value
--------------------------------------------------------------------------------



[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Balanced Fund invests in common and preferred stocks, convertible securities, U.S. government obligations and investment grade corporate bonds. In selecting stocks for the Fund, the Adviser attempts to identify high-quality companies with a history of above average earnings growth. In selecting bonds, the Adviser tries to minimize risk while attempting to outperform selected market indices. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Graph Omitted] Plot points are as follows:


1995        25.51%
1996        12.13%
1997        21.14%
1998        19.55%
1999         4.66%


            BEST QUARTER              WORST QUARTER
               12.57%                    -5.70%
             (12/31/98)                 (9/30/98)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 4.24%.

                                                                    PROSPECTUS 3

                                                                   BALANCED FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX AND THE S&P 500 INDEX.


                                                     SINCE
TRUST SHARES                   1 YEAR    5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Balanced Fund                   4.66%    16.36%      12.63%*
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Government/
Credit Index                   -2.15%     7.60%       5.67%**
--------------------------------------------------------------------------------
S&P 500 Index                  21.04%    28.55%      23.55%**
--------------------------------------------------------------------------------
 * SINCE 1/3/94
** SINCE 12/31/93


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.95%
Other Expenses                                                     0.12%
                                                                   -----
Total Annual Fund Operating Expenses                               1.07%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


      1 YEAR        3 YEARS      5 YEARS        10 YEARS
       $109          $340         $590           $1,306

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.92% and 1.04%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

4 PROSPECTUS

CAPITAL APPRECIATION FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY

INVESTMENT GOAL                        Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Attempts to identify companies with above
                                       average growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Investors who want the value of their
                                       investment to grow, but do not need to
                                       receive income on their investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY


The Capital Appreciation Fund invests primarily in U.S. common stocks and other equity securities that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earning trends. In selecting investments for the Fund, the Adviser chooses companies that it believes have above average growth potential. The Adviser's strategy focuses on large cap stocks with a strong growth history. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.



[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Graph Omitted]
Plot points are as follows:


1993         9.89%
1994        -7.41%
1995        31.15%
1996        20.31%
1997        31.13%
1998        28.06%
1999         9.71%


            BEST QUARTER              WORST QUARTER
               22.93%                    -11.16%
             (12/31/98)                 (9/30/98)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 5.91%.

                                                                    PROSPECTUS 5

                                                       CAPITAL APPRECIATION FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1999 TO THOSE OF THE S&P 500 INDEX.


                                                     SINCE
TRUST SHARES                   1 YEAR    5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Capital Appreciation Fund       9.71%     23.79%    17.41%*
--------------------------------------------------------------------------------
S&P 500 Index                  21.04%     28.55%    21.24%**
--------------------------------------------------------------------------------
 * SINCE 7/1/92
** SINCE 6/30/92



[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           1.15%
Other Expenses                                                     0.11%
                                                                   -----
Total Annual Fund Operating Expenses                               1.26%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS      5 YEARS        10 YEARS
       $128          $400         $692           $1,523


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 1.13% and 1.24%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

6 PROSPECTUS

CORE EQUITY FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                        Long-term capital growth
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       Common stocks of mid- to large-cap
                                       companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 Moderate to high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Attempts to identify companies with
                                       superior earnings trends
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Investors seeking long-term growth of
                                       capital without regard to income who are
                                       willing to accept more volatility for the
                                       possibility of higher returns
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Core Equity Fund invests primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion. In selecting stocks for the Fund, the Adviser attempts to capture superior growth prospects based on earnings potential, profitability and other measures. These measures include growth characteristics such as whether a company makes significant investments in research and product development or whether a company is participating in rapidly expanding industries. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the Fund is subject to the risk that mid- to large-capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION


The Core Equity Fund commenced operations on September 30, 1999, and therefore does not have a performance history for a full calendar year.

                                                                    PROSPECTUS 7

                                                                CORE EQUITY FUND


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           1.10%
Other Expenses                                                     0.17%
                                                                   -----
Total Annual Fund Operating Expenses                               1.27%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


      1 YEAR        3 YEARS      5 YEARS        10 YEARS
       $129          $403         $697           $1,534

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

8 PROSPECTUS

E-COMMERCE OPPORTUNITY FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY

INVESTMENT GOAL                        Long-term capital growth
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       Common stocks of companies participating
                                       in multiple electronic commerce market
                                       segments
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 Very high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Attempts to identify companies utilizing
                                       electronic commerce opportunities to
                                       achieve above average growth
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Aggressive investors with long-term
                                       investment goals who are willing to
                                       accept significant volatility for the
                                       possibility of higher returns
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY


The E-Commerce Opportunity Fund invests primarily in common stocks of U.S. companies that are expected to benefit substantially from electronic commerce and achieve above average growth. The Fund defines electronic commerce, or e-commerce, as conducting business through the use of computers, the Internet, telecommunication lines and other electronic means of information transfer. The Fund's holdings are generally diversified across three market segments. The first segment is comprised of corporations whose core line of business focuses on an emerging e-commerce market. The second segment consists of established technology companies that provide the infrastructure to support electronic commerce. The third segment includes established, non-tech companies that are expected to achieve substantial direct or indirect benefits from e-commerce. In selecting investments for the Fund, the Adviser focuses on a "bottom-up" analysis that evaluates the competitive advantages and market sustainability of individual companies. The Fund invests primarily in companies with market capitalizations over $1 billion, but may invest a portion of its assets in smaller companies. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.



[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Due to the focus of the Fund, many holdings share similar risk factors. Many companies in the portfolio have limited operating histories, function in rapidly changing business environments and trade at valuations which are significantly higher than average. As a result, the Fund's NAV may be more volatile than other, broadly diversified equity funds.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION


The E-Commerce Opportunity Fund commenced operations on September 30, 1999, and therefore does not have a performance history for a full calendar year.

                                                                    PROSPECTUS 9

                                                     E-COMMERCE OPPORTUNITY FUND


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           1.10%
Other Expenses                                                     0.24%
                                                                   -----
Total Annual Fund Operating Expenses                               1.34%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


      1 YEAR        3 YEARS      5 YEARS        10 YEARS
       $136          $425         $734           $1,613

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

10 PROSPECTUS

GROWTH AND INCOME FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY



INVESTMENT GOALS
  PRIMARY                              Long-term capital appreciation
  SECONDARY                            Current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       Equity securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Attempts to identify securities of
                                       companies with market capitalizations of
                                       at least $1 billion with attractive
                                       valuation and/or above average earnings
                                       potential relative either to their
                                       sectors or the market as a whole
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Investors who are looking for capital
                                       appreciation potential and income with
                                       less volatility than the equity markets
                                       as a whole
--------------------------------------------------------------------------------



[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Growth and Income Fund invests primarily in equity securities, including common stock and listed American Depositary Receipts (ADRs), of domestic and foreign companies with market capitalizations of at least $1 billion. However, the average market capitalization can vary throughout a full market cycle and will be flexible to allow the Adviser to capture market opportunities. The Adviser uses a quantitative screening process to identify companies with an attractive fundamental profile. The portfolio management team selects stocks of companies with strong financial quality and above average earnings momentum to secure the best relative values in each economic sector.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Graph Omitted]
Plot points are as follows:


1993        10.20%
1994        -0.81%
1995        29.38%
1996        19.06%
1997        27.69%
1998        18.20%
1999        14.17%


            BEST QUARTER              WORST QUARTER
               17.38%                    -10.36%
              (6/30/97)                 (9/30/98)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS -0.35%.

                                                                   PROSPECTUS 11

                                                          GROWTH AND INCOME FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE S&P 500/BARRA VALUE INDEX. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P 500 INDEX, BUT THE ADVISER BELIEVES THAT THE S&P 500/BARRA VALUE INDEX, BECAUSE OF ITS GREATER EMPHASIS ON LARGE CAP VALUE STOCKS, MORE ACCURATELY REFLECTS THE TYPE OF SECURITIES IN WHICH THE FUND INVESTS.

                                                     SINCE
TRUST SHARES                  1 YEAR     5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Growth and Income Fund         14.17%    21.56%      16.83%*
--------------------------------------------------------------------------------
S&P 500/BARRA
Value Index                    12.72%    22.94%      18.54%**
--------------------------------------------------------------------------------
S&P 500 Index                  21.04%    28.55%      21.52%**
--------------------------------------------------------------------------------
 * SINCE 9/26/92
** SINCE 9/30/92



[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The previous index, the S&P 500 Index, is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings. The S&P 500/BARRA Value Index is a widely-recognized index of stocks in the S&P 500 Index that have lower price-to-book ratios.

[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.90%
Other Expenses                                                     0.11%
                                                                   -----
Total Annual Fund Operating Expenses                               1.01%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


      1 YEAR        3 YEARS      5 YEARS        10 YEARS
       $103          $322         $558           $1,236


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

12 PROSPECTUS

INTERNATIONAL EQUITY FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY



INVESTMENT GOAL                        Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       Foreign common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Attempts to identify companies with good
                                       fundamentals or a history of consistent
                                       growth
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Investors who want an increase in the
                                       value of their investment without regard
                                       to income, are willing to accept the
                                       increased risks of international
                                       investing for the possibility of higher
                                       returns, and want exposure to a
                                       diversified portfolio of international
                                       stocks
--------------------------------------------------------------------------------



[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The International Equity Fund invests primarily in common stocks and other equity securities of foreign companies. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Adviser's "bottom-up" approach to stock selection focuses on individual stocks and fundamental characteristics of companies. The Adviser's goal is to find companies with top management, quality products and sound financial positions, or a history of consistent growth in cash flows, sales, operating profits, returns on equity and returns on invested capital. In selecting investments for the Fund, The Adviser diversifies the Fund's investments among at least three foreign countries. The Adviser diversifies the Fund's investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity market or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The periods prior to December 1995, when the Fund began operating, represent the performance of the Adviser's similarly managed collective investment fund. This past performance has been adjusted to reflect current expenses for Trust Shares of the Fund. The Adviser's collective fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the collective fund's performance would have been lower.

                                                                   PROSPECTUS 13

                                                       INTERNATIONAL EQUITY FUND

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



[Bar Graph Omitted]
Plot points are as follows:


1996        22.08%
1997        13.35%
1998        11.22%
1999         9.47%


            BEST QUARTER             WORST QUARTER
              16.88%                    -18.28%
            (12/31/98)                 (9/30/98)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 3.91%.



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST (MSCI EAFE) INDEX.


TRUST SHARES                      1 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
International Equity Fund          9.47%         18.78%*
--------------------------------------------------------------------------------
MSCI EAFE Index                   26.96%         13.97%*
--------------------------------------------------------------------------------
* SINCE 1/31/95



[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The country weighting of the Index is calculated using the market capitalization of each of the various countries, and then with respect to the market capitalization of the various companies operating in each country.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           1.25%
Other Expenses                                                     0.23%
                                                                   -----
Total Annual Fund Operating Expenses                               1.48%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


      1 YEAR        3 YEARS      5 YEARS        10 YEARS
       $151          $468         $808           $1,768

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

14 PROSPECTUS


INTERNATIONAL EQUITY INDEX FUND

[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY

INVESTMENT GOAL                        Investment results that correspond to the
                                       performance of the MSCI EAFE-GDP Weighted
                                       Index
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       Foreign common stocks in MSCI EAFE-GDP
                                       Weighted Index
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Statistical analysis to track the Index
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Aggressive investors who want exposure to
                                       foreign markets and are willing to
                                       accept the increased risks of foreign
                                       investing for the possibility of higher
                                       returns
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The International Equity Index Fund invests primarily in common stocks of foreign companies. In selecting investments for the Fund, the Adviser chooses companies included in the MSCI EAFE-GDP Weighted Index, an index of equity securities of companies located in Europe, Australasia and the Far East. While the Fund is structured to have overall investment characteristics similar to those of the Index, it selects a sample of stocks within the Index using a statistical process. So, the Fund will not hold all stocks included in the Index.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

In addition to the above mentioned risks, the Adviser may not be able to match the performance of the Fund's benchmark.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*


[Bar Graph Omitted]
Plot points are as follows:


1995        10.73%
1996         6.04%
1997         8.99%
1998        30.02%
1999        30.66%

            BEST QUARTER              WORST QUARTER
               21.26%                    -12.98%
             (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS -4.88%.

                                                                   PROSPECTUS 15

                                                 INTERNATIONAL EQUITY INDEX FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST-GROSS DOMESTIC PRODUCT (MSCI EAFE-GDP) WEIGHTED INDEX.


                                                     SINCE
TRUST SHARES                  1 YEAR     5 YEARS   INCEPTION
--------------------------------------------------------------------------------
International Equity
Index Fund                     30.66%    16.80%      14.43%*
--------------------------------------------------------------------------------
MSCI EAFE-GDP
Weighted Index
(Price Return)                 29.49%    14.45%      12.59%**
--------------------------------------------------------------------------------
 * SINCE 6/6/94
** SINCE 5/31/94



[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE-GDP Weighted Index is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The country weighting of the Index is calculated using the gross domestic product of each of the various countries and then with respect to the market capitalization of the various companies operating in each country.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.90%
Other Expenses                                                     0.28%
                                                                   -----
Total Annual Fund Operating Expenses                               1.18%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


      1 YEAR        3 YEARS      5 YEARS        10 YEARS
       $120          $375         $649           $1,432

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.81% and 1.09%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

16 PROSPECTUS

INVESTMENT GRADE BOND FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                        High total return through current income
                                       and capital appreciation, while
                                       preserving the principal amount invested
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       Investment grade U.S. government and
                                       corporate debt securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Attempts to identify relatively
                                       inexpensive securities in a selected
                                       market index
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Investors who want to receive income from
                                       their investment, as well as an increase
                                       in the value of the investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Investment Grade Bond Fund invests primarily in investment grade corporate debt securities, U.S. Treasury obligations and mortgage-backed securities. In selecting investments for the Fund, the Adviser tries to minimize risk while attempting to outperform selected market indices. Currently, the Adviser's selected index is the Lehman Brothers U.S. Government/Credit Index, a widely-recognized, unmanaged index of investment grade government and corporate debt securities. The Adviser seeks to invest more in portions of the Index that seem relatively inexpensive, and less in those that seem expensive. The Adviser allocates the Fund's investments among various market sectors based on the Adviser's analysis of historical data, yield information and credit ratings. The Adviser anticipates that the Fund's average weighted maturity will range from 4 to 10 years. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*


[Bar Graph Omitted]
Plot points are as follows:


1993        10.84%
1994        -3.32%
1995        17.80%
1996         2.34%
1997         9.08%
1998         9.19%
1999        -1.53%

            BEST QUARTER             WORST QUARTER
              6.11%                     -2.67%
            (6/30/95)                  (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 0.45%.

                                                                   PROSPECTUS 17

                                                      INVESTMENT GRADE BOND FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX, LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE.


                                                     SINCE
TRUST SHARES                   1 YEAR    5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Investment Grade  Bond Fund    -1.53%     7.17%      6.07%*
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Government/
Credit Index                   -2.15%     7.60%      6.38%**
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Aggregate Bond Index           -0.83%     7.73%      6.40%**
--------------------------------------------------------------------------------
Lipper Intermediate
Investment Grade
Debt Funds Average             -1.31%     6.79%      5.81%**
--------------------------------------------------------------------------------
 * SINCE 7/16/92
** SINCE 7/31/92


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index that combines the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Lehman Brothers Mortgage-Backed Securities Index consists of mortgage-backed securities rated AAA. The Lipper Intermediate Investment Grade Debt Funds Average is a composite of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the intermediate term investment grade bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.74%
Other Expenses                                                     0.10%
                                                                   -----
Total Annual Fund Operating Expenses                               0.84%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


      1 YEAR        3 YEARS      5 YEARS        10 YEARS
        $86          $268         $466           $1,037

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.72% and 0.82%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

18 PROSPECTUS

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                        High current income, while preserving
                                       capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       Mortgage-backed securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Attempts to identify securities that are
                                       less prone to prepayment risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Conservative investors who want to
                                       receive income from their investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Limited-Term Federal Mortgage Securities Fund invests primarily in U.S. government agency mortgage-backed securities, such as Fannie Mae, GNMA and collateralized mortgage obligations. These securities typically have an effective maturity from 1 to 5 years. In selecting investments for the Fund, the Adviser tries to identify securities that the Adviser expects to perform well in rising and falling markets. The Adviser also attempts to reduce the risk that the underlying mortgages are prepaid by focusing on securities that the Adviser believes are less prone to this risk. For example, Fannie Mae or GNMA securities that were issued years ago may be less prone to prepayment risk because there have been many opportunities for prepayment, but few have occurred. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.



[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*


[Bar Graph Omitted]
Plot points are as follows:

1995        12.14%
1996         4.53%
1997         6.74%
1998         6.90%
1999         1.25%

            BEST QUARTER              WORST QUARTER
                4.05%                    -0.29%
              (3/31/95)                 (6/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.61%.

                                                                   PROSPECTUS 19

                                   LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE MERRILL LYNCH 1-5 YEAR U.S. TREASURIES/AGENCIES INDEX AND THE MERRILL LYNCH 1-5 YEAR U.S TREASURY INDEX.

                                                     SINCE
TRUST SHARES                   1 YEAR    5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Limited-Term Federal
Mortgage Securities Fund        1.25%     6.26%      5.65%*
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year
U.S. Treasuries/
Agencies Index                  2.11%     6.78%      6.22%**
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year
U.S. Treasury Index             2.04%     6.78%      6.22%**
--------------------------------------------------------------------------------
 * SINCE 6/6/94
** SINCE 5/31/94


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch 1-5 Year U.S Treasuries/ Agencies Index includes U.S. Government Treasury and Agency Bonds that have a minimum issue size of $150 million. The current market value of the index is $1.29 trillion with duration of 2.1 years and yield to maturity of 6.4%. The Merrill Lynch 1-5 Year U.S Treasury Index is a widely-recognized, capitalization-weighted index of U.S. Treasury securities with maturities 1 year or greater and no more than 5 years.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES


This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.65%
Other Expenses                                                     0.14%
                                                                   -----
Total Annual Fund Operating Expenses                               0.79%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS      5 YEARS        10 YEARS
        $81          $252         $439            $978


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.60% and 0.74%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

20 PROSPECTUS

MID-CAP EQUITY FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY

INVESTMENT GOAL                        Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       U.S. mid-cap common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 Moderate to high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Attempts to identify companies with above
                                       average growth potential at an
                                       attractive price
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Investors who want the value of their
                                       investment to grow and who are willing to
                                       accept more volatility for the
                                       possibility of higher returns
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Mid-Cap Equity Fund invests primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies. In selecting investments for the Fund, the Adviser primarily chooses companies that have small- to mid-sized market capitalizations (I.E., companies with market capitalizations of $500 million to $10 billion and companies in the S&P 400 Mid Cap Index) and that have above average growth potential at attractive prices. The Adviser evaluates companies based on their industry sectors and the market in general. The Fund maintains holdings in the industries that appear to perform best during a given business cycle. The Adviser analyzes companies that are in favored industries based on their fundamental characteristics, such as growth rates and earnings. The Adviser does not consider current income in selecting investments for the Fund.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that mid-cap common stocks may underperform other segments of the equity market or the equity markets as a whole.


The small- to mid-sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.



[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Graph Omitted]
Plot points are as follows:


1995        31.22%
1996        15.42%
1997        21.23%
1998         6.48%
1999        16.14%


            BEST QUARTER              WORST QUARTER
               24.73%                    -19.96%
             (12/31/98)                 (9/30/98)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 9.78%.

                                                                   PROSPECTUS 21

                                                             MID-CAP EQUITY FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE S&P 400 MID CAP INDEX.


                                                     SINCE
TRUST SHARES                   1 YEAR    5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Mid-Cap Equity Fund            16.14%     17.82%     14.56%*
--------------------------------------------------------------------------------
S&P 400 Mid Cap Index          14.72%     23.04%     17.96%**
--------------------------------------------------------------------------------
 * SINCE 2/2/94
** SINCE 1/31/94



[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 400 Mid Cap Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 400 domestic mid-cap stocks chosen for market size, liquidity, and industry group representation.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           1.15%
Other Expenses                                                     0.10%
                                                                   -----
Total Annual Fund Operating Expenses                               1.25%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


      1 YEAR        3 YEARS      5 YEARS        10 YEARS
       $127          $397         $686           $1,511

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 1.12% and 1.22%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

22 PROSPECTUS

SHORT-TERM BOND FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY

INVESTMENT GOAL                        High current income, while preserving
                                       capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       Investment grade U.S. government and
                                       corporate debt securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Attempts to identify securities that
                                       offer a comparably better return than
                                       similar securities for a given level of
                                       credit risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Income oriented investors who are willing
                                       to accept increased risk for the
                                       possibility of returns greater than money
                                       market investing
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY


The Short-Term Bond Fund invests primarily in a diversified portfolio of short- to medium-term investment grade U.S. Treasury, corporate debt, mortgage-backed and asset-backed securities. The Fund expects that it will normally maintain an average weighted maturity of approximately 3 years. In selecting investments for the Fund, the Adviser attempts to identify securities that offer a comparably better investment return for a given level of credit risk. For example, short-term bonds generally have better returns than money market instruments, with a fairly modest increase in credit risk and/or volatility. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view towards maximizing returns. The Adviser analyzes yields, market sectors and credit risk in an effort to identify attractive investments with the best risk/reward trade-off. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.



[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans or underlying assets such as truck and auto loans, leases and credit card receivables. Mortgage-backed and asset-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loan, receivables or other assets underlying these securities. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed or asset-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in the market place. When interest rates fall, however, mortgage-backed and asset-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayment or prepayment of the underlying asset that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed or asset-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Graph Omitted]
Plot points are as follows:


1994        -0.07%
1995        11.77%
1996         3.90%
1997         6.78%
1998         6.84%
1999         0.92%

            BEST QUARTER              WORST QUARTER
                3.76%                    -0.58%
              (6/30/95)                 (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.83%.

                                                                   PROSPECTUS 23

                                                            SHORT-TERM BOND FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE SALOMON 1-3 YEAR TREASURY/GOVERNMENT SPONSORED/CORPORATE INDEX.


                                                     SINCE
TRUST SHARES                   1 YEAR    5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Short-Term Bond Fund            0.92%     5.98%      4.97%*
--------------------------------------------------------------------------------
Salomon 1-3 Year
Treasury/Government
Sponsored/Corporate Index       3.29%     6.56%      5.41%**
--------------------------------------------------------------------------------

 * SINCE 3/15/93
** SINCE 2/28/93


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Salomon 1-3 Year Treasury/ Government Sponsored/Corporate Index is a widely-recognized index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade (BBB). The securities in the Index have maturities of 1 year or greater and less than 3 years.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.65%
Other Expenses                                                     0.11%
                                                                   -----
Total Annual Fund Operating Expenses                               0.76%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


      1 YEAR        3 YEARS      5 YEARS        10 YEARS
        $78          $243         $422            $942

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.60% and 0.71%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

24 PROSPECTUS

SHORT-TERM U.S. TREASURY SECURITIES FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                        High current income, while preserving
                                       capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       Short-term U.S. Treasury securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Attempts to identify Treasury securities
                                       with maturities that offer a comparably
                                       better return potential and yield than
                                       either shorter maturity or longer
                                       maturity securities for a given level of
                                       interest rate risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Income oriented investors who are willing
                                       to accept increased risk for the
                                       possibility of returns greater than money
                                       market investing
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Short-Term U.S. Treasury Securities Fund invests exclusively in short-term U.S. Treasury securities (those with remaining maturities of 3 years or less). The Fund intends to maintain an average weighted maturity from 1 to 2 years. The Fund offers investors the opportunity to capture the advantage of investing in short-term bonds over money market instruments. Generally, short-term bonds offer a comparably better return than money market instruments, with a modest increase in interest rate risk. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view toward maximizing returns and yield. The Adviser tries to select those U.S. Treasury securities that offer the best risk/reward trade-off.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that short-term U.S. Treasury securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Graph Omitted]
Plot points are as follows:


1994         1.41%
1995         8.58%
1996         4.52%
1997         5.86%
1998         6.24%
1999         2.71%

            BEST QUARTER              WORST QUARTER
                2.61%                    -0.10%
              (3/31/95)                 (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.49%.

                                                                   PROSPECTUS 25

                                        SHORT-TERM U.S. TREASURY SECURITIES FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE SALOMON 1-3 YEAR TREASURY INDEX AND THE SALOMON 6 MONTH TREASURY BILL INDEX.


                                                     SINCE
TRUST SHARES                   1 YEAR    5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Short-Term U.S. Treasury
Securities Fund                 2.71%     5.56%      4.71%*
--------------------------------------------------------------------------------
Salomon 1-3 Year
Treasury Index                  3.06%     6.48%      5.31%**
--------------------------------------------------------------------------------
Salomon 6 Month
Treasury Bill Index             4.80%     5.33%      4.93%**
--------------------------------------------------------------------------------
 * SINCE 3/15/93
** SINCE 2/28/93




[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Salomon 1-3 Year Treasury Index is a widely-recognized index of U.S. Treasury securities with maturities of one year or greater and less than three years. The Salomon 6 Month Treasury Bill Index is a widely-recognized index of the 6 month U.S. Treasury Bills.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.65%
Other Expenses                                                     0.14%
                                                                   -----
Total Annual Fund Operating Expenses                               0.79%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS      5 YEARS        10 YEARS
        $81          $252         $439            $978

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.59% and 0.73%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

26 PROSPECTUS

SMALL CAP GROWTH STOCK FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                        Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       U.S. small cap common stocks of growth
                                       companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Identifies small cap companies with above
                                       average growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Investors who want the value of their
                                       investment to grow, but do not need
                                       current income
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY


The Small Cap Growth Stock Fund invests primarily in small U.S. companies with market capitalizations between $50 million and $3 billion in size. The Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong fundamentals will provide superior returns over time. The Adviser selects companies with strong current earnings growth, improving profitability, a strong balance sheet, strong current and projected business fundamentals, and priced at reasonable valuations. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and the potential for capital gains tax liabilities for taxable investors.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S TRUST SHARES FOR ONE YEAR.*

[Bar Graph Omitted]
Plot point is as follows:


1999        20.55%

            BEST QUARTER              WORST QUARTER
               20.77%                    -11.36%
              (6/30/99)                 (3/31/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 16.26%.

                                                                   PROSPECTUS 27

                                                     SMALL CAP GROWTH STOCK FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE S&P 600 SMALL CAP INDEX.


TRUST SHARES                     1 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
Small Cap Growth
Stock Fund                        20.55%         58.61%*
--------------------------------------------------------------------------------
S&P 600 Small Cap Index           12.41%         25.01%**
--------------------------------------------------------------------------------
 * SINCE 10/8/98
** SINCE 9/30/98


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 600 Small Cap Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 600 domestic small cap stocks.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           1.15%
Other Expenses                                                     0.08%
                                                                   -----
Total Annual Fund Operating Expenses                               1.23%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares are the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


      1 YEAR        3 YEARS      5 YEARS        10 YEARS
       $125          $390         $676           $1,489

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

28 PROSPECTUS

SMALL CAP VALUE EQUITY FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOALS
 PRIMARY                               Capital appreciation
 SECONDARY                             Current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       U.S. small cap common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Attempts to identify undervalued small
                                       cap stocks
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Investors who primarily want the value of
                                       their investment to grow, but want to
                                       receive some income from their investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Small Cap Value Equity Fund invests primarily in common stocks of U.S. companies. In selecting investments for the Fund, the Adviser chooses common stocks of small sized companies (I.E., companies with market capitalizations under $1 billion) that it believes are undervalued in the market.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization common stocks may underperform other segments of equity market or the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The periods prior to January 1997, when the Fund began operating, represent the performance of the Adviser's similarly managed collective investment fund. This past performance has been adjusted to reflect current expenses for Trust Shares of the Fund. The Adviser's collective fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the collective fund's performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Graph Omitted]
Plot points are as follows:


1995        30.99%
1996        34.25%
1997        32.59%
1998       -13.45%
1999        -2.72%

            BEST QUARTER              WORST QUARTER
               19.82%                    -21.99%
              (6/30/99)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 1.49%.

                                                                   PROSPECTUS 29

                                                     SMALL CAP VALUE EQUITY FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE RUSSELL 2000 VALUE INDEX. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE RUSSELL 2000 INDEX, BUT THE ADVISER BELIEVES THAT THE RUSSELL 2000 VALUE INDEX, BECAUSE OF ITS GREATER EMPHASIS ON SMALL U.S. COMPANIES WITH LOWER GROWTH RATES AND PRICE-TO-BOOK RATIOS, MORE ACCURATELY REFLECTS THE TYPE OF SECURITIES IN WHICH THE FUND INVESTS.

                                                     SINCE
TRUST SHARES                   1 YEAR    5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Small Cap Value
Equity Fund                    -2.72%    14.44%    13.63%*
--------------------------------------------------------------------------------
Russell 2000
Value Index                    -1.49%    13.13%    11.41%*
--------------------------------------------------------------------------------
Russell 2000 Index             21.26%    16.69%    15.09%*
--------------------------------------------------------------------------------
* SINCE 8/31/94

[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The previous index, the Russell 2000 Index, is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest companies. The Russell 2000 Value Index is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of companies in the Russell 2000 Index with lower growth rates and price-to-book ratios.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           1.15%
Other Expenses                                                     0.10%
                                                                   -----
Total Annual Fund Operating Expenses                               1.25%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares are the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


      1 YEAR        3 YEARS      5 YEARS        10 YEARS
       $127          $397         $686           $1,511

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

30 PROSPECTUS

TAX SENSITIVE GROWTH STOCK FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                        Long-term capital growth with nominal
                                       dividend income
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       U.S. common stocks of growth companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Attempts to identify companies that have
                                       above-average growth potential and uses a
                                       low portfolio turnover strategy to reduce
                                       capital gains distributions
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Investors who want to increase the value
                                       of their investment while minimizing
                                       taxable capital gains distributions
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Tax Sensitive Growth Stock Fund invests primarily in a diversified portfolio of common stocks of financially strong U.S. growth companies. Many of these companies have a history of stable or rising dividend payout policies.

The Adviser attempts to minimize the impact of capital gains taxes on investment returns by using a low turnover rate (generally 50% or less) strategy, in conjunction with other tax management strategies. These strategies may lead to lower capital gains distributions and, therefore, lower capital gains taxes.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks of U.S. growth companies may underperform other segments of the equity market or the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The periods prior to December 1998, when the Fund began operating, represent the performance of the Adviser's similarly managed collective investment fund. This past performance has been adjusted to reflect current expenses for Trust Shares of the Fund. The Adviser's collective fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the collective fund's performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Graph Omitted]
Plot points are as follows:


1996        21.04%
1997        28.76%
1998        31.73%
1999        24.74%


            BEST QUARTER              WORST QUARTER
               27.74%                    -9.96%
             (12/31/98)                 (9/30/98)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 0.50%.

                                                                   PROSPECTUS 31

                                                 TAX SENSITIVE GROWTH STOCK FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE S&P 500 INDEX.


TRUST SHARES                     1 YEAR       SINCE INCEPTION
--------------------------------------------------------------------------------
Tax Sensitive Growth
Stock Fund                        24.74%         26.56%*
--------------------------------------------------------------------------------
S&P 500 Index                     21.04%         26.39%*
--------------------------------------------------------------------------------
* SINCE 12/31/95



[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           1.15%
Other Expenses                                                     0.11%
                                                                   -----
Total Annual Fund Operating Expenses                               1.26%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


      1 YEAR        3 YEARS      5 YEARS        10 YEARS
       $128          $400         $692           $1,523

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

32 PROSPECTUS

U.S. GOVERNMENT SECURITIES FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                        High current income, while preserving
                                       capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       Mortgage-backed securities and U.S.
                                       Treasury obligations
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 Low to moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Attempts to increase income without
                                       adding undue risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Conservative investors who want to
                                       receive income from their investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The U.S. Government Securities Fund invests primarily in U.S. government debt securities, such as mortgage-backed securities and U.S. Treasury obligations. In an attempt to provide a consistently high dividend without adding undue risk, the Fund focuses its investments in mortgage-backed securities. The average maturity of the Fund's portfolio will typically range from 7 to 14 years.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government debt securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Graph Omitted]
Plot points are as follows:


1995        17.33%
1996         2.55%
1997         8.94%
1998         8.16%
1999        -0.97%


            BEST QUARTER              WORST QUARTER
                5.89%                    -2.24%
              (6/30/95)                 (3/31/96)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 3.82%.

                                                                   PROSPECTUS 33


                                                 U.S. GOVERNMENT SECURITIES FUND


THIS TABLE COMPARES THE FUND'S AVERAGE TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE MERRILL LYNCH GOVERNMENT/MORTGAGE INDEX AND THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX.



                                                     SINCE
TRUST SHARES                1 YEAR     5 YEARS     INCEPTION
--------------------------------------------------------------------------------
U.S. Government
Securities Fund              -0.97%     7.02%        6.14%*
--------------------------------------------------------------------------------
Merrill Lynch
Government/
Mortgage Index               -0.70%     7.67%        6.90%**
--------------------------------------------------------------------------------
Lehman Brothers
Intermediate
U.S. Government
Bond Index                    0.50%     6.93%        6.26%**
--------------------------------------------------------------------------------
  * SINCE 8/1/94
 ** SINCE 7/31/94


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch Government/ Mortgage Index is a synthetic index created by combining, at their respective market weights (i) the Merrill Lynch Government Master Index, which is a widely-recognized index comprised of U.S. Treasury securities and U.S. government agency securities with a maturity of at least 1 year; and (ii) the Merrill Lynch Mortgage Master Index, which is a widely-recognized index comprised of mortgage-backed securities including 15 and 30 year single family mortgages in addition to aggregated pooled mortgages. The Lehman Brothers Intermediate U.S. Government Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, and corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.



--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.74%
Other Expenses                                                     0.10%
                                                                   -----
Total Annual Fund Operating Expenses                               0.84%



--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


      1 YEAR        3 YEARS      5 YEARS        10 YEARS
        $86          $268         $466           $1,037


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.71% and 0.81%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

34 PROSPECTUS

VALUE INCOME STOCK FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY

INVESTMENT GOALS
   PRIMARY                             Current income
   SECONDARY                           Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Attempts to identify high dividend-
                                       paying, undervalued stocks
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Investors who are looking for current
                                       income and capital appreciation with less
                                       volatility than the average stock fund
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Value Income Stock Fund invests primarily in common stocks and other equity securities of U.S. companies. In selecting investments for the Fund, the Adviser primarily chooses companies that have a market capitalization of at least $500 million and that have a history of paying regular dividends. The Adviser focuses on high dividend-paying stocks that trade below their historical value. The Adviser's "bottom-up" approach to stock selection emphasizes individual stocks over economic trends.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The periods prior to February 1993, when the Fund began operating, represent the performance of the Adviser's similarly managed collective investment fund. This past performance has been adjusted to reflect current expenses for Trust Shares of the Fund. The Adviser's collective fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the collective fund's performance would have been lower.

THE BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Graph Omitted]
Plot points are as follows:


1990        -4.93%
1991        39.30%
1992        20.05%
1993        11.14%
1994         3.54%
1995        35.93%
1996        19.46%
1997        27.08%
1998        10.58%
1999        -2.93%


            BEST QUARTER              WORST QUARTER
               18.56%                    -14.86%
              (3/31/91)                 (9/30/90)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS -6.33%.

                                                                   PROSPECTUS 35

                                                         VALUE INCOME STOCK FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE S&P 500/BARRA VALUE INDEX.


                                                      SINCE
TRUST SHARES         1 YEAR    5 YEARS   10 YEARS   INCEPTION
--------------------------------------------------------------------------------
Value Income
Stock Fund           -2.93%     17.24%    15.02%     15.06%*
--------------------------------------------------------------------------------
S&P 500/BARRA
Value Index*         12.72%     22.94%    15.37%     15.46%*
--------------------------------------------------------------------------------
* SINCE 10/31/89



[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500/BARRA Value Index is a widely-recognized index of the stocks in the S&P 500 Index that have lower price-to-book ratios.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.80%
Other Expenses                                                     0.09%
                                                                   -----
Total Annual Fund Operating Expenses                               0.89%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


      1 YEAR        3 YEARS      5 YEARS        10 YEARS
        $91          $284         $493           $1,096

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

36 PROSPECTUS

PRIME QUALITY MONEY MARKET FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                        High current income, while preserving
                                       capital and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       Money market instruments
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Attempts to identify money market
                                       instruments with the most attractive
                                       risk/return trade-off
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Conservative investors who want to
                                       receive current income
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Prime Quality Money Market Fund invests exclusively in high quality U.S. money market instruments and foreign money market instruments denominated in U.S. dollars. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk. The Adviser analyzes maturity, yields, market sectors and credit risk. Investments are made in money market instruments with the most attractive risk/return trade-off. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*


[Bar Graph Omitted]
Plot points are as follows:


1993         2.77%
1994         3.77%
1995         5.47%
1996         4.99%
1997         5.15%
1998         5.10%
1999         4.74%


            BEST QUARTER              WORST QUARTER
                1.37%                     0.68%
              (6/30/95)                 (6/30/93)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.83%.

                                                                   PROSPECTUS 37

                                                 PRIME QUALITY MONEY MARKET FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE IMONEYNET, INC. FIRST TIER AVERAGE.


                                                     SINCE
TRUST SHARES                   1 YEAR    5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Prime Quality
Money Market Fund               4.74%     5.09%      4.45%*
--------------------------------------------------------------------------------
iMoneyNet, Inc.
First Tier Average              4.57%     4.97%      4.33%**
--------------------------------------------------------------------------------
 * SINCE 6/8/92
** SINCE 5/31/92


To obtain more information about the Fund's yield, call 1-800-814-3397.


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. First Tier Average is a widely-recognized composite of money market funds which invest in securities rated in the highest category by at least two recognized rating agencies.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES


This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.65%
Other Expenses                                                     0.10%
                                                                   -----
Total Annual Fund Operating Expenses                               0.75%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares are the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


      1 YEAR        3 YEARS      5 YEARS        10 YEARS
        $77          $240         $417            $930

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.54% and 0.64%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

38 PROSPECTUS

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                        High current income, while preserving
                                       capital and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       U.S. Treasury and government agency
                                       securities, and repurchase agreements
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Attempts to increase income without
                                       adding undue risk by analyzing yields
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Conservative investors who want to
                                       receive current income
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The U.S. Government Securities Money Market Fund invests exclusively in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, repurchase agreements involving these securities, and shares of registered money market funds that invest in the foregoing. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing yields. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Graph Omitted]
Plot points are as follows:


1993         2.67%
1994         3.64%
1995         5.39%
1996         4.81%
1997         4.99%
1998         4.88%
1999         4.41%


            BEST QUARTER              WORST QUARTER
                1.36%                     0.65%
              (6/30/95)                 (6/30/93)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.65%.

                                                                   PROSPECTUS 39

                                    U.S. GOVERNMENT SECURITIES MONEY MARKET FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE IMONEYNET, INC. U.S. GOVERNMENT & AGENCY AVERAGE. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE, BUT THE ADVISER BELIEVES THAT THE IMONEYNET, INC. U.S. GOVERNMENT & AGENCY AVERAGE, BECAUSE OF ITS INCLUSION OF MONEY MARKET FUNDS THAT INVEST IN SECURITIES OF GOVERNMENT AGENCIES AND INSTRUMENTALITIES, MORE ACCURATELY REFLECTS THE TYPE OF SECURITIES IN WHICH THE FUND INVESTS.


                                                     SINCE
TRUST SHARES                   1 YEAR    5 YEARS   INCEPTION
U.S. Government
Securities Money
Market Fund                     4.41%     4.90%      4.28%*
--------------------------------------------------------------------------------
iMoneyNet, Inc.
U.S. Government
& Agency Average                4.52%     4.89%      4.26%**
--------------------------------------------------------------------------------
iMoneyNet, Inc.
U.S. Treasury
& Repo Average                  4.36%     4.82%      4.20%**
--------------------------------------------------------------------------------
 * SINCE 6/8/92
** SINCE 5/31/92


To obtain more information about the Fund's yield, call 1-800-814-3397.



[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The previous index, the iMoneyNet, Inc. U.S. Treasury & Repo Average, is a widely recognized composite of money market funds which invest in U.S. Treasury securities and repurchase agreements backed by these securities. The iMoneyNet, Inc. U.S. Government & Agency Average is a widely-recognized composite of all money market funds which invest in U.S. Treasury Bills, repurchase agreements or securities issued by agencies of the U.S. government.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.65%
Other Expenses                                                     0.09%
                                                                   -----
Total Annual Fund Operating Expenses                               0.74%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


      1 YEAR        3 YEARS      5 YEARS        10 YEARS
        $76          $237         $411            $918

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.56% and 0.65%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

40 PROSPECTUS

U.S. TREASURY MONEY MARKET FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                        High current income, while maintaining
                                       liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       Money market instruments issued and
                                       guaranteed by the U.S. Treasury
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Investing in U.S. Treasury obligations
                                       and repurchase agreements
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Conservative investors who want to
                                       receive current income from  their
                                       investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The U.S. Treasury Money Market Fund invests solely in U.S. Treasury obligations and repurchase agreements that are collateralized by obligations issued or guaranteed by the U.S. Treasury. The Fund limits its investments so as to obtain the highest investment quality rating by a nationally recognized statistical rating organization (Standard and Poor's Corporation, AAA). The Fund will maintain an average maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*


1990         7.86%
1991         5.75%
1992         3.40%
1993         2.51%
1994         3.50%
1995         5.33%
1996         4.77%
1997         4.93%
1998         4.82%
1999         4.38%


            BEST QUARTER              WORST QUARTER
                1.92%                     0.61%
              (6/30/90)                (12/31/93)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.60%.

                                                                   PROSPECTUS 41

                                                 U.S. TREASURY MONEY MARKET FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE.


                                                     SINCE
TRUST SHARES            1 YEAR   5 YEARS  10 YEARS  INCEPTION
--------------------------------------------------------------------------------
U.S. Treasury
Money Market
Fund                     4.38%     4.85%    4.71%    5.30%*
--------------------------------------------------------------------------------
iMoneyNet, Inc.
U.S. Treasury &
Repo Average             4.36%     4.82%     N/A      N/A
--------------------------------------------------------------------------------
* SINCE 2/18/87


To obtain more information about the Fund's yield, call 1-800-814-3397.


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. U.S. Treasury & Repo Average is a widely recognized composite of money market funds which invest in U.S. Treasury securities and repurchase agreements backed by these securities.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.65%
Other Expenses                                                     0.09%
                                                                   -----
Total Annual Fund Operating Expenses                               0.74%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares are the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


      1 YEAR        3 YEARS      5 YEARS        10 YEARS
       $76           $237         $411            $918

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.56% and 0.65%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

42 PROSPECTUS

RISK/RETURN INFORMATION COMMON TO THE LIFE VISION FUNDS

The Life Vision Aggressive Growth Fund, Life Vision Growth and Income Fund and the Life Vision Moderate Growth Fund (each a "Life Vision Fund," and collectively, the "Life Vision Funds"), and each underlying STI Classic Fund in which they invest are mutual funds. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities like stocks and bonds. Before you invest, you should know a few things about investing in mutual funds.

The value of your investment in a Life Vision Fund is based on the market prices of the securities the underlying STI Classic Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, will vary depending on the types of securities the underlying STI Classic Fund owns and the markets where these securities trade. The effect on a Life Vision Fund of a change in the value of a single security will depend on how widely the Life Vision Fund and the underlying STI Classic Funds diversify their holdings.

Like other investments, you could lose money on your investment in a Life Vision Fund. Your investment in a Life Vision Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any government agency.

The Life Vision Funds provide investors with the opportunity to purchase three distinct asset allocations strategies implemented through investments in Trust Class Shares of selected STI Classic Funds. By investing in the Life Vision Funds, investors have the opportunity to diversify and allocate their assets among the broad range of Funds in the STI Classic Funds.

The assets of each Life Vision Fund will be allocated among underlying STI Classic Funds in accordance with its investment objective, the Adviser's outlook for the economy, the financial markets and the relative market valuations of the underlying STI Classic Funds. Each Life Vision Fund has the ability to invest its assets allocated to a particular asset class in one or more of the underlying STI Classic Funds, which have different investment objectives, policies and risk characteristics. Although the Life Vision Funds currently expect to invest in one or more of the underlying STI Classic Funds, the Adviser has the discretion to change the particular STI Classic Funds used as underlying investments for the Life Vision Funds. If determined to be in the best interest of the Life Vision Funds, the Adviser reserves the right to substitute or include other underlying STI Classic Funds, including STI Classic Funds that do not currently exist. A Life Vision Fund's goal may be changed without shareholder approval. Before investing, make sure that the Life Vision Fund's goal matches your own.

                                                                   PROSPECTUS 43

                                              LIFE VISION AGGRESSIVE GROWTH FUND

[BRIEFCASE GRAPHIC OMITTED]
LIFE VISION FUND SUMMARY


INVESTMENT GOAL                        High capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       Equity and money market Funds
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Investing at least 80% of the Life Vision
                                       Fund's total assets in STI Classic
                                       Equity Funds
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Investors who want the value of their
                                       investment to grow, but do not need to
                                       receive income on their investment, and
                                       are willing to be subject to the risks of
                                       equity securities
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Life Vision Aggressive Growth Fund invests at least 80% of its total assets in STI Classic Funds that invest primarily in equity securities. The Fund's remaining assets may be invested in STI Classic Money Market Funds, securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total return, volatility and expenses.

The Fund currently plans to invest in shares of the following underlying STI Classic Funds within the percentage ranges indicated:


                                        INVESTMENT RANGE
                                     (PERCENTAGE OF THE LIFE
                                        VISION AGGRESSIVE
ASSET CLASS                           GROWTH FUND'S ASSETS)
--------------------------------------------------------------------------------
Equity Funds                                80-100%
  Core Equity Fund
  Growth and Income Fund
  International Equity Index Fund
  Mid-Cap Equity Fund
  Small Cap Value Equity Fund
  Small Cap Growth Stock Fund
  Value Income Stock Fund
--------------------------------------------------------------------------------
Money Market Funds                           0-20%
  Prime Quality Money Market Fund
--------------------------------------------------------------------------------


Other STI Classic Funds may be utilized in the future.

Due to its investment strategy, this Life Vision Fund holds STI Classic Funds that buy and sell securities frequently. This may result in higher transaction costs and additional capital gains taxes.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS LIFE VISION FUND?

The value of an investment in this Life Vision Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of this Life Vision Fund's assets among them. Since it purchases equity securities, this Life Vision Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the STI Classic Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in this Life Vision Fund.

This Life Vision Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The risks associated with investing in this Life Vision Fund will vary depending upon how the assets are allocated among the underlying STI Classic Funds.

44 PROSPECTUS


LIFE VISION AGGRESSIVE GROWTH FUND


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in this Life Vision Fund. Of course, the Life Vision Fund's past performance does not necessarily indicate how this Life Vision Fund will perform in the future. The periods prior to June 1997, when the Life Vision Fund began operating, represent the performance of the Adviser's similarly managed asset allocation program. This past performance has been adjusted to reflect current expenses for Trust Shares of the Fund. The Adviser's asset allocation program was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the asset allocation program's performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THIS LIFE VISION FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Graph Omitted]
Plot points are as follows:

1993        12.14%
1994        -4.30%
1995        25.12%
1996        16.62%
1997        22.53%
1998        12.31%
1999        10.31%

            BEST QUARTER              WORST QUARTER
               18.72%                    -15.23%
             (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THIS LIFE VISION FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 4.38%.



THIS TABLE COMPARES THIS LIFE VISION FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1999, TO THOSE OF A HYBRID 61/15/12/10/2 BLEND OF THE FOLLOWING BENCHMARKS: THE RUSSELL 1000 INDEX, MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX, RUSSELL 2000 INDEX, SALOMON 3-MONTH TREASURY BILL INDEX AND THE RUSSELL MID-CAP INDEX.


                                                     SINCE
TRUST SHARES                   1 YEAR    5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Life Vision Aggressive
Growth Fund                    10.31%    17.24%     13.16%*
--------------------------------------------------------------------------------
Hybrid 61/15/12/10/2
Blend of the Following
Market Indices                 19.76%    21.39%     17.16%*
--------------------------------------------------------------------------------
Russell 1000 Index             20.91%    28.04%     21.04%*
--------------------------------------------------------------------------------
MSCI EAFE Index                26.96%    12.83%     14.71%*
--------------------------------------------------------------------------------
Russell 2000 Index             21.26%    16.69%     14.15%*
--------------------------------------------------------------------------------
Salomon 3-Month
Treasury Bill Index             4.73%     5.20%      4.75%*
--------------------------------------------------------------------------------
Russell Mid-Cap Index          18.23%    21.86%     17.03%*
--------------------------------------------------------------------------------
* SINCE 12/31/92


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a widely-recognized, capitalization-weighted larger market capitalizations have more influence than smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The country weighting of the Index is calculated using the market capitalization of each of the various countries, and then with respect to the market capitalization of the various companies operating in each country. The Russell 2000 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest companies. The Salomon 3-Month Treasury Bill Index is a widely recognized index of the 3 month U.S. Treasury Bills. The Russell Mid-Cap Index measures the performance of those Frank Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Index.

                                                                   PROSPECTUS 45

                                              LIFE VISION AGGRESSIVE GROWTH FUND



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes this Life Vision Fund's fees and expenses that you may pay if you buy and hold this Life Vision Fund's shares. The table does not reflect any of the operating costs and investment advisory fees of the underlying STI Classic Funds. This Life Vision Fund and its shareholders will indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.

--------------------------------------------------------------------------------
ANNUAL LIFE VISION FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM LIFE VISION FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.25%
Other Expenses                                                     0.19%
                                                                   -----
Total Annual Life Vision Fund Operating Expenses                   0.44%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in this Life Vision Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the this Life Vision Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, this Life Vision Fund's operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS      5 YEARS        10 YEARS
        $45          $141         $246            $555

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Life Vision Fund expenses in the table above are shown as a percentage of the Life Vision Fund's net assets. These expenses are deducted from Life Vision Fund assets. The table shows the highest expenses that could be currently charged to the Life Vision Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.06% and 0.25%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

46 PROSPECTUS

LIFE VISION GROWTH AND INCOME FUND


[BRIEFCASE GRAPHIC OMITTED]
LIFE VISION FUND SUMMARY


INVESTMENT GOAL                        Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       Equity and bond funds
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Investing pursuant to an asset allocation
                                       strategy in a combination of STI Classic
                                       Equity and, to a lesser extent, Bond
                                       Funds
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Investors who want their assets to grow,
                                       but want to moderate the risks of equity
                                       securities through investment of a
                                       portion of their assets in bonds
--------------------------------------------------------------------------------



[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Life Vision Growth and Income Fund invests at least 70% to 80% of its total assets in STI Classic Funds that invest primarily in either equity securities or fixed income securities. The Fund's remaining assets may be invested in shares of underlying STI Classic Money Market Funds, securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total returns, volatility and expenses.

The Fund currently plans to invest in shares of the following underlying STI Classic Funds within the percentage ranges indicated:

                          INVESTMENT RANGE (PERCENTAGE OF THE LIFE
 ASSET CLASS               VISION GROWTH AND INCOME FUND'S ASSETS)
--------------------------------------------------------------------------------
Equity Funds                                50-80%
  Core Equity Fund
  Growth and Income Fund
  International Equity Index Fund
  Mid-Cap Equity Fund
  Small Cap Value Equity Fund
  Small Cap Growth Stock Fund
  Value Income Stock Fund
--------------------------------------------------------------------------------
Bond Funds                                  20-50%
  Short-Term Bond Fund
  Investment Grade Bond Fund
  Limited-Term Federal Mortgage
    Securities Fund
--------------------------------------------------------------------------------
Money Market Funds                           0-20%
  Prime Quality Money Market Fund
--------------------------------------------------------------------------------


Other STI Classic Funds may be utilized in the future.

Due to its investment strategy, this Life Vision Fund holds STI Classic Funds that buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS LIFE VISION FUND?

The value of an investment in this Life Vision Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of this Life Vision Fund's assets among them. Since it purchases equity funds, this Life Vision Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of an underlying STI Classic Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in this Life Vision Fund.

The prices of an underlying STI Classic Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, an underlying STI Classic Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

This Life Vision Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The risks associated with investing in this Life Vision Fund will vary depending upon how the assets are allocated among the underlying STI Classic Funds.

                                                                   PROSPECTUS 47

                                              LIFE VISION GROWTH AND INCOME FUND



[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in this Life Vision Fund. Of course, this Life Vision Fund's past performance does not necessarily indicate how this Life Vision Fund will perform in the future. The periods prior to June 1997, when the Life Vision Fund began operating, represent the performance of the Adviser's similarly managed asset allocation program. This past performance has been adjusted to reflect current expenses for Trust Shares of the Fund. The Adviser's asset allocation program was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the asset allocation program's performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THIS LIFE VISION FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Graph Omitted]
Plot points are as follows:

1993        10.02%
1994        -3.52%
1995        22.68%
1996        12.16%
1997        18.08%
1998        11.16%
1999         7.95%

            BEST QUARTER              WORST QUARTER
               13.65%                    -10.20%
             (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THIS LIFE VISION FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 3.19%.


THIS TABLE COMPARES THIS LIFE VISION FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1999 TO THOSE OF THE HYBRID 40/17/16/13/12/2 BLEND OF THE FOLLOWING MARKET INDICES: THE RUSSELL 1000 INDEX, MERRILL LYNCH 1-5 YEAR U.S. CORPORATE/ GOVERNMENT INDEX, LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX, MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI
EAFE) INDEX, RUSSELL 2000 INDEX AND THE RUSSELL MID-CAP INDEX.

                                                    SINCE
TRUST SHARES                   1 YEAR    5 YEARS  INCEPTION
--------------------------------------------------------------------------------
Life Vision Growth
and Income Fund                 7.95%     14.29%    10.94%*
--------------------------------------------------------------------------------
Hybrid 40/17/16/13/12/2
Blend of the Following
Market Indices                 15.34%     17.98%    14.84%*
--------------------------------------------------------------------------------
Russell 1000 Index             20.91%     28.04%    21.04%*
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year
U.S. Corporate/
Government Index                2.19%     6.86%      5.81%*
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Government/
Credit Index                   -2.15%     7.60%      6.42%*
--------------------------------------------------------------------------------
MSCI EAFE Index                26.96%    12.83%     14.71%*
--------------------------------------------------------------------------------
Russell 2000 Index             21.26%    16.69%     14.15%*
--------------------------------------------------------------------------------
Russell Mid-Cap Index          18.23%    21.86%     17.03%*
--------------------------------------------------------------------------------
* SINCE 12/31/92

48 PROSPECTUS

LIFE VISION GROWTH AND INCOME FUND


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The Merrill Lynch 1-5 Year U.S. Corporate/Government Index is a widely-recognized, capitalization-weighted index including all U.S. Corporate securities and U.S. Government securities with maturities of 1 year or greater but less than 5 years from maturity. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade
(BBB) or higher, with maturities of at least 1 year. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The country weighting of the Index is calculated using the market capitalization of each of the various countries, and then with respect to the market capitalization of the various companies operating in each country. The Russell 2000 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest companies. The Russell Mid-Cap Index measures the performance of those Frank Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Index.

[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Life Vision Fund's fees and expenses that you may pay if you buy and hold this Life Vision Fund's shares. The table does not reflect any of the operating costs and investment advisory fees of the underlying STI Classic Funds. This Life Vision Fund and its shareholders will indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM LIFE VISION FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.25%
Other Expenses                                                     0.17%
                                                                   -----
Total Annual Portfolio Operating Expenses                          0.42%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in this Life Vision Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in this Life Vision Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, the Life Vision Fund's operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS      5 YEARS        10 YEARS
        $43          $135         $235            $530
--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Life Vision Fund expenses in the table above are shown as a percentage of the Life Vision Fund's net assets. These expenses are deducted from Life Vision Fund assets. The table shows the highest expenses that could be currently charged to the Life Vision Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.08% and 0.25%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

                                                                   PROSPECTUS 49

                                                LIFE VISION MODERATE GROWTH FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                        Capital appreciation and current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS                       Equity and bond funds
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                 Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY          Investing pursuant to an asset allocation
                                       strategy in a combination of STI Classic
                                       Equity and Bond Funds
--------------------------------------------------------------------------------
INVESTOR PROFILE                       Investors who want income from their
                                       investment, as well as an increase in its
                                       value, and are willing to be subject to
                                       the risks of equity securities
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Life Vision Moderate Growth Fund principally invests in STI Classic Funds that invest primarily in equity securities and fixed income securities. The Fund's remaining assets may be invested in shares of underlying STI Classic Funds that are money market funds, securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements and short-term paper. In selecting a diversified portfolio of underlying STI Classic Funds, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total returns, volatility and expenses.

The Fund currently plans to invest in shares of the following underlying STI Classic Funds within the percentage ranges indicated:


                         INVESTMENT RANGE (PERCENTAGE OF THE LIFE
ASSET CLASS               VISION MODERATE GROWTH FUND'S ASSETS)
--------------------------------------------------------------------------------
Equity Funds                               35-65%
  Core Equity Fund
  Growth and Income Fund
  International Equity Index Fund
  Mid-Cap Equity Fund
  Small Cap Value Equity Fund
  Small Cap Growth Stock Fund
  Value Income Stock Fund
--------------------------------------------------------------------------------
Bond Funds                                 35-65%
  Short-Term Bond Fund
  Investment Grade Bond Fund
  Limited-Term Federal Mortgage
    Securities Fund
--------------------------------------------------------------------------------
Money Market Funds                          0-20%
  Prime Quality Money Market Fund
--------------------------------------------------------------------------------


Other STI Class Funds may be utilized in the future.

Due to its investment strategy, this Life Vision Fund holds STI Classic Funds that buy and sell securities frequently. This may result in higher transaction costs and additional capital gains taxes.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS LIFE VISION FUND?

The value of an investment in this Life Vision Fund is based primarily on the performance of the underlying STI Classic Funds and the allocation of this Life Vision Fund's assets among them. Since it purchases equity funds, this Life Vision Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of an underlying STI Classic Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in this Life Vision Fund.

The prices of an underlying STI Classic Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, an underlying STI Classic Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

This Life Vision Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. The risks associated with investing in this Life Vision Fund will vary depending upon how the assets are allocated among the underlying STI Classic Funds.

50 PROSPECTUS


LIFE VISION MODERATE GROWTH FUND

[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in this Life Vision Fund. Of course, this Life Vision Fund's past performance does not necessarily indicate how this Life Vision Fund will perform in the future. The periods prior to June 1997, when the Life Vision Fund began operating, represent the performance of the Adviser's similarly managed asset allocation program. This past performance has been adjusted to reflect current expenses for Trust Shares of the Fund. The Adviser's asset allocation program was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the asset allocation program's performance would have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THIS LIFE VISION FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Graph Omitted]
Plot points are as follows:

1993         9.26%
1994        -2.97%
1995        20.52%
1996        10.51%
1997        16.41%
1998        11.15%
1999         6.19%

            BEST QUARTER             WORST QUARTER
              11.24%                    -7.99%
            (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THIS LIFE VISION FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.97%.


THIS TABLE COMPARES THIS LIFE VISION FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF A HYBRID 27/26/22/14/10/1 BLEND OF THE FOLLOWING BENCHMARKS: THE RUSSELL 1000 INDEX, MERRILL LYNCH 1-5 YEAR U.S. CORPORATE/ GOVERNMENT INDEX, LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX, MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI
EAFE) INDEX, RUSSELL 2000 INDEX AND THE RUSSELL MID-CAP INDEX.

                                                     SINCE
TRUST SHARES                   1 YEAR    5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Life Vision Moderate
Growth Fund                     6.19%     12.85%     9.93%*
--------------------------------------------------------------------------------
Hybrid 27/26/22/14/10/1
Blend of the Following
Benchmarks                     11.58%     14.81%    12.42%*
--------------------------------------------------------------------------------
Russell 1000 Index             20.91%     28.04%    21.04%*
--------------------------------------------------------------------------------
Merrill Lynch 1-5 Year
U.S. Corporate/
Government Index                2.19%     6.86%      5.81%*
--------------------------------------------------------------------------------
Lehman Brothers
U.S. Government/
Credit Index                   -2.15%     7.60%      6.42%*
--------------------------------------------------------------------------------
MSCI EAFE Index                26.96%    12.83%     14.71%*
--------------------------------------------------------------------------------
Russell 2000 Index             21.26%    16.69%     14.15%*
--------------------------------------------------------------------------------
Russell Mid-Cap Index          18.23%    21.86%     17.03%*
--------------------------------------------------------------------------------
* SINCE 12/31/92

                                                                   PROSPECTUS 51

                                                LIFE VISION MODERATE GROWTH FUND



[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The Merrill Lynch 1-5 Year U.S. Corporate/Government Index is a widely-recognized, capitalization-weighted index including all U.S. Corporate securities and U.S. Government securities with maturities of 1 year or greater but less than 5 years from maturity. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade
(BBB) or higher, with maturities of at least 1 year. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The country weighting of the Index is calculated using the market capitalization of each of the various countries, and then with respect to the market capitalization of the various companies operating in each country. The Russell 2000 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest companies. The Russell Mid-Cap Index measures the performance of those Frank Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Index.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes this Life Vision Fund's fees and expenses that you may pay if you buy and hold this Life Vision Fund's shares. The table does not reflect any of the operating costs and investment advisory fees of the underlying STI Classic Funds. This Life Vision Fund and its shareholders will indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds.
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM LIFE VISION FUND ASSETS)
--------------------------------------------------------------------------------
                                                                   TRUST SHARES
Investment Advisory Fees                                           0.25%
Other Expenses                                                     0.12%
                                                                   -----
Total Annual Fund Operating Expenses                               0.37%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in this Life Vision Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in this Life Vision Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, the Life Vision Fund's operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS      5 YEARS        10 YEARS
        $38          $119         $208            $468

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Life Vision Fund expenses in the table above are shown as a percentage of the Life Vision Fund's net assets. These expenses are deducted from Life Vision Fund assets. The table shows the highest expenses that could be currently charged to the Life Vision Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.13% and 0.25%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

52 PROSPECTUS

MORE INFORMATION ABOUT RISK



[INNERTUBE GRAPHIC OMITTED]
MORE INFORMATION ABOUT RISK

EQUITY RISK

BALANCED FUND
CAPITAL APPRECIATION FUND
CORE EQUITY FUND
E-COMMERCE OPPORTUNITY FUND
GROWTH AND INCOME FUND
INTERNATIONAL EQUITY FUND
INTERNATIONAL EQUITY INDEX FUND
MID-CAP EQUITY FUND
SMALL CAP VALUE EQUITY FUND
SMALL CAP GROWTH STOCK FUND
TAX SENSITIVE GROWTH STOCK FUND
VALUE INCOME STOCK FUND
LIFE VISION AGGRESSIVE GROWTH FUND
LIFE VISION GROWTH AND INCOME FUND
LIFE VISION MODERATE GROWTH FUND


Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.



FIXED INCOME RISK

BALANCED FUND
INVESTMENT GRADE BOND FUND
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
SHORT-TERM BOND FUND
SHORT-TERM U.S. TREASURY SECURITIES FUND
LIFE VISION AGGRESSIVE GROWTH FUND
LIFE VISION GROWTH AND INCOME FUND
LIFE VISION MODERATE GROWTH FUND


The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risk:


    CREDIT RISK

    BALANCED FUND
    INVESTMENT GRADE BOND FUND
    SHORT-TERM BOND FUND

    The possibility that an issuer will be unable to make timely payments of either principal or interest.


FOREIGN SECURITY RISKS

GROWTH AND INCOME FUND
INTERNATIONAL EQUITY FUND
INTERNATIONAL EQUITY INDEX FUND

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in

                                                                   PROSPECTUS 53

                                       INVESTMENT ADVISER AND PORTFOLIO MANAGERS

some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


TRACKING ERROR RISK

INTERNATIONAL EQUITY INDEX FUND

Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect their ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, a Fund, which will have expenses such as taxes, custody, management fees and other operational costs, and brokerage, may not achieve its investment objective of accurately correlating to an index.




[MOUNTAINTOP GRAPHIC OMITTED]
MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund (except the Money Market Funds) may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. The Small Cap Value Equity Fund may invest in investment grade fixed income securities and mid to large cap common stocks. In addition, the Investment Grade Bond and Short-Term Bond Funds each may shorten its average weighted maturity to as little as 90 days. A Fund (other than a Money Market Fund) will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.



[MAGNIFIER GRAPHIC OMITTED]
INVESTMENT ADVISER

The Investment Adviser (the "Adviser") makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Trusco Capital Management, Inc. (Trusco), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Funds. As of July 1, 2000, Trusco had approximately $47 billion in assets under management. For the fiscal period ended May 31, 2000, the Adviser received advisory fees of:

     BALANCED FUND                                    0.85%
     CAPITAL APPRECIATION FUND                        1.06%
     CORE EQUITY FUND                                 1.03%
     E-COMMERCE OPPORTUNITY FUND                      0.96%
     GROWTH AND INCOME FUND                           0.90%
     INTERNATIONAL EQUITY FUND                        1.25%
     INTERNATIONAL EQUITY INDEX FUND                  0.79%
     INVESTMENT GRADE BOND FUND                       0.67%
     LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND    0.53%
     MID-CAP EQUITY FUND                              1.07%
     SHORT-TERM BOND FUND                             0.56%
     SHORT-TERM U.S. TREASURY SECURITIES FUND         0.53%
     SMALL CAP GROWTH STOCK FUND                      1.10%
     SMALL CAP VALUE EQUITY FUND                      1.12%
     TAX SENSITIVE GROWTH STOCK FUND                  1.09%
     U.S. GOVERNMENT SECURITIES FUND                  0.67%
     VALUE INCOME STOCK FUND                          0.80%

54 PROSPECTUS

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

     PRIME QUALITY MONEY MARKET FUND                  0.50%
     U.S. GOVERNMENT SECURITIES MONEY MARKET FUND     0.54%
     U.S. TREASURY MONEY MARKET FUND                  0.54%
     LIFE VISION AGGRESSIVE GROWTH FUND               0.06%
     LIFE VISION GROWTH AND INCOME FUND               0.08%
     LIFE VISION MODERATE GROWTH FUND                 0.13%

The Core Equity and E-Commerce Opportunity Funds had not completed a full fiscal year as of May 31, 2000.

The Adviser may use its affiliates as brokers for Fund transactions.

For periods prior to January 1, 2000, STI Capital Management, N.A. ("STI"), a subsidiary of SunTrust Banks, Inc. served as Investment Adviser to the Balanced Fund, Capital Appreciation Fund, International Equity Fund, Investment Grade Bond Fund, Limited-Term Federal Mortgage Securities Fund, Mid-Cap Equity Fund, Small Cap Value Equity Fund, and Value Income Stock Fund. On January 1, 2000, SunTrust Bank (formerly SunTrust Bank, Atlanta), a subsidiary of SunTrust Banks, Inc. succeeded STI as the Investment Adviser to those Funds. On July 1, 2000, SunTrust Banks, Inc. reorganized its money management units, including those of SunTrust Bank, into Trusco Capital Management, Inc. As a result, Trusco now serves as the Investment Adviser to each STI Classic Fund including the Life Vision Funds.


THE INVESTMENT TEAM

The Life Vision Moderate Growth Fund, Life Vision Growth and Income Fund and Life Vision Aggressive Growth Fund are managed by a team of investment professionals. No one person is primarily responsible for making investment recommendations to the team.



PORTFOLIO MANAGERS

The Balanced Fund is co-managed by Mr. Robert J. Rhodes, CFA, Mr. Earl L. Denney, CFA, and Mr. Dave E. West, CFA. Mr. Rhodes manages the equity portion of the Fund. Mr. Denney and Mr. West co-manage the fixed-income portion of the Fund. Mr. Rhodes has also managed the Core Equity Fund since it began operating in September 1999 and the Capital Appreciation Fund since June 2000. Mr. Rhodes is an Executive Vice President and head of the Equity Funds group at Trusco. Mr. Rhodes has been employed by Trusco since 1973 and was Director of Research at Trusco from 1980 to 2000. Mr. Rhodes has more than 27 years of investment experience. Mr. West has served as a Managing Director of STI and has worked there since 1985. In January 2000, he was named Managing Director of SunTrust Bank and is now a Managing Director of Trusco. Mr. West has more than 14 years of investment experience. Mr. Denney has served as Managing Director of STI since 1983. In January 2000 he was named Managing Director of SunTrust Bank and is now a Managing Director of Trusco. Mr. Denney has more than 21 years of investment experience.

Mr. Alan S. Kelley has served as a Vice President of Trusco since July 2000. He has managed the E-Commerce Opportunity Fund since it began operating in September 1999. Prior to joining Trusco, Mr. Kelley served as a Portfolio Manager with SunTrust Bank, Atlanta from 1995 to 1999. He has more than 7 years of investment experience.

Mr. Jeffrey E. Markunas, CFA, has served as Lead Portfolio Manager of the Growth and Income Fund since it began operating in September 1992. From 1992 until July 2000, he served as Senior Vice President and Director of Equity Management for Crestar Asset Management Company. Additionally, he was named Senior Vice President of Trusco in January 1999, and Managing Director in July 2000. Mr. Markunas has more than 17 years of investment experience.

The International Equity Index Fund is managed by Mr. Chad Deakins, CFA, and co-managed by Mr. Robert J. Rhodes, CFA. Mr. Deakins serves as a Vice President of Trusco and has worked there since 1996. He has co-managed the International Equity Index Fund since February 1999. Mr. Deakins has also managed the International Equity Fund since May 2000. Prior to joining Trusco, Mr. Deakins worked at SunTrust Bank. He has more than 6 years of investment experience. Mr. Rhodes is an Executive Vice President and head of the Equity Funds group at Trusco. He has been employed by Trusco since 1973

PROSPECTUS 55



INVESTMENT ADVISER AND PORTFOLIO MANAGERS

and was Director of Research at Trusco from 1980 to 2000. Mr. Rhodes has co-managed the International Equity Index Fund since it began operating in June 1994. Mr. Rhodes has more than 27 years of investment experience.

The Investment Grade Bond Fund and the Limited-Term Federal Mortgage Securities Fund are co-managed by Mr. L. Earl Denney, CFA, and Mr. Dave E. West, CFA. Mr. Denney has served as Managing Director of STI since 1983. In January 2000, he was named Managing Director of SunTrust Bank and is now Managing Director of Trusco. He has co-managed the Investment Grade Bond Fund since it began operating in June 1992 and has co-managed the Limited-Term Mortgage Securities Fund since it began operating in June 1994. He has more than 21 years of investment experience. Mr. West has served as a Managing Director of STI and has worked there since 1985. In January 2000, he was named Managing Director of SunTrust Bank and is now a Managing Director of Trusco. He has co-managed the Investment Grade Bond Fund since it began operating in June 1992 and has co-managed the Limited-Term Federal Mortgage Securities Fund since it began operating in June 1994. Mr. West has more than 14 years of investment experience.


Mr. John Hamlin has served as a Vice President of Trusco since July 2000, after serving as a Portfolio Manager of STI since March 1999. He has managed the Mid-Cap Equity Fund since April 1999. Prior to joining STI, Mr. Hamlin served as Portfolio Manager at Phoenix Investment Counsel, Inc. from 1992 to 1999. He has more than 11 years of investment experience.

Ms. Agnes G. Pampush, CFA, has served as a Managing Director of Trusco since July 2000, after serving as a Vice President of Trusco since 1998. Ms. Pampush was employed by Trusco from 1988 to 1996, and rejoined the firm in 1998. She has managed the Short-Term Bond Fund since February 1999. She has more than 18 years of investment experience.

Mr. David S. Yealy has served as a Managing Director of Trusco since July 2000. He has managed the Prime Quality Money Market Fund since it began operating in June 1992, the Short-Term U.S. Treasury Securities Fund since July 1996, and the U.S Treasury Money Market Fund since October 2000. Prior to July 2000, Mr. Yealy was a First Vice President of Trusco and has worked there since 1991. He has more than 15 years of investment experience.

Mr. Mark D. Garfinkel, CFA, has served as a Portfolio Manager of Trusco since 1994. He has managed the Small Cap Growth Stock Fund since it began operating in October 1998. He has more than 13 years of investment experience.

Mr. Brett Barner, CFA, has served as a Vice President of Trusco since July 2000, after serving as a Managing Director of STI since 1994. He has managed the Small Cap Value Equity Fund since it began operating in January 1997. He has more than 16 years of investment experience.

Mr. Jonathan Mote, CFA, CFP, has served as a Portfolio Manager of Trusco since August 1998. He has managed the Tax Sensitive Growth Stock Fund since it began operating in December 1998. Prior to joining Trusco, Mr. Mote served as a Portfolio Manager with SunTrust Banks. He has more than 15 years of investment experience.

Mr. Neil J. Powers, CFA, joined Trusco in 1997 and serves as a Managing Director. He has managed the U.S. Government Securities Fund since 2000. Prior to joining Trusco, Mr. Powers worked at Putnam Investments, from 1986 to 1997, where he managed multi-sector bond funds and separately managed institutional accounts. He has more than 16 years of investment experience.

The Value Income Stock Fund is co-managed by Mr. Mills Riddick, CFA, and Mr. Dan Lewis. Mr. Riddick has served as a Managing Director of Trusco since July 2000, after serving as a Managing Director of STI since 1994. He has managed the Value Income Stock Fund since April 1995. Mr. Riddick has more than 18 years of investment experience. Mr. Lewis has served as a Portfolio Manager of Trusco since July 2000, after serving as a Portfolio Manager for STI since 1993. He has been an analyst of the Value Income Stock Fund since 1995. He has more than 9 years of investment experience.

56 PROSPECTUS

PURCHASING AND SELLING FUND SHARES

Mr. Robert S. Bowman, CFA, has served as a Vice President of Trusco since January 1999. He has managed the U.S. Government Securities Money Market Fund since October 2000. Prior to joining Trusco, Mr. Bowman served as an assistant trader from 1994 to 1995 and Vice President of Crestar Asset Management Company since 1995. He has more than 6 years of investment experience.


[HANDSHAKE GRAPHIC OMITTED]
PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Trust Shares of the Funds.



HOW TO PURCHASE FUND SHARES

The Funds offer Trust Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase Trust Shares through accounts made with financial institutions. Trust Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Trust Shares. The Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders. If you are no longer eligible to participate in a 401(k) plan that holds Trust Shares of a Life Vision Fund on your behalf, you may exchange those shares for Investor Shares of the underlying Funds held by that Life Vision Fund. There is no sales charge for such an exchange.



WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day). But you may not do so for shares of the Money Market Funds on federal holidays.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV for each Fund (except the Money Market Funds), generally the Funds must receive your purchase order before 4:00 p.m. Eastern time.

Each Money Market Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time.) So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Money Market Funds must generally receive your order before 3:00 p.m. Eastern time and receive federal funds (readily available funds) before 4:00 p.m, Eastern time. Otherwise, your purchase order will be effective the following Business Day, as long as each Money Market Fund receives federal funds before calculating its NAV the following day.


FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES, AND OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.


HOW THE FUNDS CALCULATE NAV

In calculating NAV, each Fund (except the Money Market Funds) generally values its investment portfolio at market price. In calculating NAV for each Money Market Fund, each Fund generally values its investment portfolio using the amortized cost

                                                                   PROSPECTUS 57

                                              PURCHASING AND SELLING FUND SHARES

valuation method, which is described in detail in the SAI. If market prices are unavailable or a Fund thinks that the market price or amortized cost valuation method is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Each Money Market Fund expects its NAV to remain constant at $1.00 per share, although the Fund cannot guarantee this.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot purchase or sell Fund shares.


NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.


HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

Holders of Trust Shares may sell shares by following the procedures established when they opened their account or accounts with the Funds or with their financial institution or intermediary. The sale price of each share will be the next NAV determined after the Funds receive your request.

Redemption orders must be received by the Money Market Funds on a Business Day before 3:00 p.m. Eastern time. Orders received after this time will be executed the following Business Day.


RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after the Adviser receives your request, but it may take up to seven days.


REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.



SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.



TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

58 PROSPECTUS

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its income as follows:


QUARTERLY
--------------------------------------------------------------------------------
BALANCED FUND
CAPITAL APPRECIATION FUND
CORE EQUITY FUND
E-COMMERCE OPPORTUNITY FUND
GROWTH AND INCOME FUND
MID-CAP EQUITY FUND
SMALL CAP VALUE EQUITY FUND
SMALL CAP GROWTH STOCK FUND
TAX SENSITIVE GROWTH STOCK FUND
VALUE INCOME STOCK FUND
LIFE VISION AGGRESSIVE GROWTH FUND
LIFE VISION GROWTH AND INCOME FUND
LIFE VISION MODERATE GROWTH FUND


ANNUALLY
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
INTERNATIONAL EQUITY INDEX FUND

The Bond and Money Market Funds declare dividends daily and pay these dividends monthly. Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.



TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan that qualifies for tax-exempt treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Withdrawals from the plan are subject to special tax rules and may be subject to a penalty tax in the case of premature withdrawals. You should consult your plan administrator, your plan's Summary Plan Description, and/or your tax advisor about the tax consequences of plan withdrawals.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                                                                   PROSPECTUS 59

                                                            FINANCIAL HIGHLIGHTS


FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Trust Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information for each Fund, except the Growth and Income Fund, U.S. Treasury Money Market Fund, Life Vision Aggressive Growth Fund, Life Vision Growth and Income Fund, and Life Vision Moderate Growth Fund for the periods ended prior to May 31, 1999, have been audited by Arthur Andersen LLP, independent public accountants. The financial highlights for the Growth and Income Fund and U.S. Treasury Money Market Fund, and the Life Vision Moderate Growth Fund, Life Vision Growth and Income Fund, and Life Vision Aggressive Growth Fund for the periods ended prior to May 31, 1999 have been audited by Deloitte & Touche LLP, independent accountants. The report of Arthur Andersen LLP, along with each Fund's financial statements, appears in the annual report that accompanies the SAI, at no charge by calling 1-800-428-6970.


For the Periods Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods



                                                           NET REALIZED
                        NET ASSET            NET               AND          DISTRIBUTIONS
                          VALUE           INVESTMENT        UNREALIZED         FROM NET        DISTRIBUTIONS  NET ASSET
                        BEGINNING           INCOME        GAINS (LOSSES)      INVESTMENT       FROM REALIZED  VALUE END    TOTAL
                        OF PERIOD           (LOSS)        ON INVESTMENTS        INCOME         CAPITAL GAINS  OF PERIOD   RETURN (+)
                        ---------         ----------      --------------    --------------     -------------  ---------   ----------

-------------
BALANCED FUND
-------------
  Trust Shares
    2000 ................. $13.26           $0.32             $0.33            $(0.30)           $(0.24)        $13.37       5.02%
    1999 .................  13.09            0.28              1.09             (0.28)            (0.92)         13.26      10.98
    1998 .................  11.94            0.31              2.19             (0.32)            (1.03)         13.09      22.15
    1997 .................  11.55            0.33              1.47             (0.32)            (1.09)         11.94      16.66
    1996 .................  10.26            0.33              1.41             (0.34)            (0.11)         11.55      17.26

-------------------------
CAPITAL APPRECIATION FUND
-------------------------
  Trust Shares
    2000 ................. $16.62           $0.02             $1.40            $   --            $(0.92)        $17.12       8.98%
    1999 .................  16.48            0.05              2.70             (0.06)            (2.55)         16.62      17.83
    1998 .................  15.09            0.09              3.96             (0.09)            (2.57)         16.48      29.51
    1997 .................  14.90            0.12              3.13             (0.12)            (2.94)         15.09      24.66
    1996 .................  12.18            0.12              3.32             (0.13)            (0.59)         14.90      28.97

--------------------------
GROWTH AND INCOME FUND (A)
--------------------------
  Trust Shares
    2000 ................. $16.09           $0.11             $0.55            $(0.10)           $(1.12)        $15.53       4.11%
    1999(1) ..............  15.10            0.04              1.97             (0.02)            (1.00)         16.09      14.24
  For the years ended November 30:
    1998 .................  16.55            0.09              1.64             (0.09)            (3.09)         15.10      13.64
    1997 .................  13.39            0.14              3.24             (0.15)            (0.07)         16.55      25.41
    1996 .................  11.60            0.17              2.38             (0.17)            (0.59)         13.39      22.68


                                                                                              RATIO OF NET
                                                           RATIO OF           RATIO OF         INVESTMENT
                                                             NET             EXPENSES TO        INCOME TO
                                          RATIO OF        INVESTMENT        AVERAGE NET       AVERAGE NET
                       NET ASSETS        EXPENSES TO        INCOME        ASSETS (EXCLUDING  ASSETS (EXCLUDING  PORTFOLIO
                         END OF            AVERAGE        TO AVERAGE         WAIVERS AND       WAIVERS AND      TURNOVER
                       PERIOD (000)       NET ASSETS      NET ASSETS        REIMBURSEMENTS)   REIMBURSEMENTS)     RATE
                       ------------      -----------      ----------      -----------------  ---------------    ---------

-------------
BALANCED FUND
-------------
  Trust Shares
    2000 .............. $ 223,634            0.97%             2.39%             1.07%             2.29%          182%
    1999 ..............   251,752            0.97              2.19              1.06              2.10           179
    1998 ..............   188,465            0.96              2.51              1.08              2.39           154
    1997 ..............   151,358            0.95              2.89              1.08              2.76           197
    1996 ..............   111,638            0.95              3.00              1.09              2.86           155

-------------------------
CAPITAL APPRECIATION FUND
-------------------------
  Trust Shares
    2000 ............. $1,296,927            1.17%             0.10%             1.26%             0.01%          129%
    1999 .............  1,966,842            1.17              0.29              1.26              0.20           147
    1998 .............  1,532,587            1.16              0.61              1.27              0.50           194
    1997 .............  1,085,128            1.15              0.83              1.25              0.73           141
    1996 .............    981,498            1.15              0.90              1.27              0.78           156

--------------------------
GROWTH AND INCOME FUND (A)
--------------------------
   Trust Shares
    2000 ............. $  885,109            1.01%             0.76%             1.01%             0.76%           53%
    1999(1) ..........    634,279            1.14              0.49              1.43              0.20%           31
  For the years ended November 30:
    1998 .............    577,042            1.03              0.63              1.21              0.45            71
    1997 .............    590,824            1.02              0.92              1.17              0.77           100
    1996 .............    553,648            1.02              1.38              1.17              1.23            82

(+) Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads.
(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(A) On May 24, 1999, the CrestFunds Value Fund exchanged all of its assets and certain liabilities for shares of the Growth and Income Fund. The CrestFunds Value Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

Amounts designated as "--" are either $0 or round to $0.

60 PROSPECTUS
FINANCIAL HIGHLIGHTS


                                                          NET REALIZED
                        NET ASSET            NET               AND          DISTRIBUTIONS
                          VALUE           INVESTMENT        UNREALIZED         FROM NET       DISTRIBUTIONS    NET ASSET
                        BEGINNING           INCOME         GAINS (LOSSES)      INVESTMENT      FROM REALIZED   VALUE END    TOTAL
                        OF PERIOD           (LOSS)         ON INVESTMENTS       INCOME        CAPITAL GAINS    OF PERIOD  RETURN (+)
                        ---------         ----------      ---------------   -------------     --------------   ---------  ----------

-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  Trust Shares
    2000 .............     $12.97          $(0.10)           $ 1.42            $(0.07)           $(1.66)        $12.56        10.58%
    1999 .............      15.00              --             (1.14)            (0.05)            (0.84)         12.97        (7.43)
    1998 .............      13.63            0.04              2.69             (0.04)            (1.32)         15.00        21.87
    1997 .............      11.40            0.03              2.57             (0.02)            (0.35)         13.63        23.29
    1996(1) ..........      10.00            0.05              1.35                --                --          11.40        14.00

-------------------------------
INTERNATIONAL EQUITY INDEX FUND
-------------------------------
  Trust Shares
    2000 .............     $11.82          $ 0.16            $ 2.13            $(0.03)           $(0.11)        $13.97        19.36%
    1999 .............      13.31            0.09              0.85             (0.24)            (2.19)         11.82         7.87
    1998 .............      11.34            0.11              2.65             (0.11)            (0.68)         13.31        25.82
    1997 .............      10.96            0.10              0.69             (0.11)            (0.30)         11.34         7.48
    1996 .............      10.24            0.10              0.84             (0.13)            (0.09)         10.96         9.29

--------------------------
INVESTMENT GRADE BOND FUND
--------------------------
  Trust Shares
    2000 .............     $10.36          $ 0.61            $(0.78)           $(0.61)           $   --       $  9.58        (1.76)%
    1999 .............      10.65            0.56             (0.11)            (0.56)            (0.18)        10.36         4.25
    1998 .............      10.16            0.60              0.49             (0.60)               --         10.65        10.92
    1997 .............      10.07            0.60              0.09             (0.60)               --         10.16         6.99
    1996 .............      10.26            0.60             (0.19)            (0.60)               --         10.07         4.02

---------------------------------------------
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
---------------------------------------------
  Trust Shares
    2000 .............     $ 9.94          $ 0.55            $(0.32)           $(0.55)           $   --       $  9.62         2.33%
    1999 .............      10.12            0.54             (0.06)            (0.54)            (0.12)         9.94         4.75
    1998 .............      10.02            0.58              0.11             (0.58)            (0.01)        10.12         7.12
    1997 .............       9.99            0.58              0.04             (0.58)            (0.01)        10.02         6.43
    1996 .............      10.11            0.62             (0.14)            (0.60)               --          9.99         4.84



                                                                                              RATIO OF NET
                                                            RATIO OF          RATIO OF         INVESTMENT
                                                               NET            EXPENSES TO    INCOME (LOSS) TO
                                           RATIO OF         INVESTMENT       AVERAGE NET       AVERAGE NET
                        NET ASSETS        EXPENSES TO     INCOME (LOSS)   ASSETS (EXCLUDING  ASSETS (EXCLUDING  PORTFOLIO
                         END OF            AVERAGE          TO AVERAGE       WAIVERS AND       WAIVERS AND      TURNOVER
                       PERIOD (000)       NET ASSETS        NET ASSETS      REIMBURSEMENTS)   REIMBURSEMENTS)    RATE
                       -----------        ---------       ------------    -----------------  ---------------    ---------

-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  Trust Shares
    2000 ............. $  299,100            1.48%             0.59%             1.48%             0.59%          179%
    1999 .............    573,255            1.47              0.68              1.53              0.63           161
    1998 .............    628,870            1.47              0.61              1.48              0.60           108
    1997 .............    489,325            1.46              0.51              1.51              0.46           139
    1996(1) ..........    213,306            1.46              1.36              1.65              1.17           113

--------------------
INTERNATIONAL EQUITY
--------------------

INDEX FUND
  Trust Shares
    2000 ............. $  340,853            1.07%             0.83%             1.18%             0.72%            9%
    1999 .............     74,616            1.07              0.69              1.18              0.58            32
    1998 .............     56,200            1.06              0.88              1.18              0.76             1
    1997 .............     53,516            1.05              0.71              1.15              0.61             2
    1996 .............     90,980            1.05              0.84              1.19              0.70            30

--------------------------
INVESTMENT GRADE BOND FUND
--------------------------
  Trust Shares
    2000 ............. $  998,596            0.77%             6.05%             0.84%             5.98%          202%
    1999 .............  1,149,068            0.77              5.25              0.85              5.17           221
    1998 .............    793,488            0.76              5.67              0.86              5.57           109
    1997 .............    633,646            0.75              5.89              0.85              5.79           298
    1996 .............    599,514            0.75              5.81              0.87              5.69           184

--------------------
LIMITED-TERM FEDERAL
--------------------

MORTGAGE SECURITIES FUND
  Trust Shares
    2000 ............. $  125,355            0.67%             5.60%             0.79%             5.48%          384%
    1999 .............    135,256            0.67              5.28              0.77              5.18           379
    1998 .............    137,488            0.66              5.75              0.77              5.64           163
    1997 .............    123,903            0.65              5.81              0.78              5.68           133
    1996 .............     73,370            0.65              6.04              0.84              5.85            83

(+) Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads.
(1) Commenced operations on December 1, 1995. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or round to $0.

                                                                   PROSPECTUS 61

                                                            FINANCIAL HIGHLIGHTS

                                                          NET REALIZED
                        NET ASSET            NET               AND          DISTRIBUTIONS
                          VALUE           INVESTMENT        UNREALIZED         FROM NET       DISTRIBUTIONS    NET ASSET
                        BEGINNING           INCOME         GAINS (LOSSES)      INVESTMENT      FROM REALIZED   VALUE END    TOTAL
                        OF PERIOD           (LOSS)         ON INVESTMENTS       INCOME        CAPITAL GAINS    OF PERIOD  RETURN (+)
                        ---------         ----------      ---------------   -------------     --------------   ---------  ----------

-------------------
MID-CAP EQUITY FUND
-------------------
  Trust Shares
    2000 .............     $12.68          $(0.04)           $ 2.32            $   --            $(0.86)         $14.10     19.10%
    1999 .............      13.79            0.01              0.07                --             (1.19)          12.68      1.61
    1998 .............      13.21              --              2.54                --             (1.96)          13.79     21.14
    1997 .............      12.76            0.03              1.69             (0.05)            (1.22)          13.21     14.23
    1996 .............      11.00            0.08              2.63             (0.08)            (0.87)          12.76     25.54

--------------------
SHORT-TERM BOND FUND
--------------------
  Trust Shares
    2000 .............    $  9.91          $ 0.53            $(0.25)           $(0.53)           $(0.01)        $  9.65      2.87%
    1999 .............      10.05            0.51             (0.10)            (0.52)            (0.03)           9.91      4.06
    1998 .............       9.90            0.55              0.16             (0.55)            (0.01)          10.05      7.31
    1997 .............       9.86            0.53              0.07             (0.53)            (0.03)           9.90      6.30
    1996 .............       9.98            0.54             (0.10)            (0.54)            (0.02)           9.86      4.45

----------------------------------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
----------------------------------------
  Trust Shares
    2000 .............    $  9.95          $ 0.46            $(0.10)           $(0.46)           $   --         $  9.85      3.75%
    1999 .............       9.97            0.47             (0.02)            (0.47)               --            9.95      4.59
    1998 .............       9.88            0.51              0.10             (0.52)               --            9.97      6.30
    1997 .............       9.84            0.51              0.04             (0.51)               --            9.88      5.76
    1996 .............       9.93            0.55             (0.09)            (0.55)               --            9.84      4.73

---------------------------
SMALL CAP GROWTH STOCK FUND
---------------------------
  Trust Shares
    2000 .............     $14.55          $(0.08)          $  4.02            $   --            $(0.19)         $18.30     27.24%
    1999(1) ..........      10.00           (0.05)             4.62                --             (0.02)          14.55     45.70

---------------------------
SMALL CAP VALUE EQUITY FUND
---------------------------
  Trust Shares
    2000 .............    $  9.70          $ 0.13            $(0.59)           $(0.11)           $   --         $  9.13     (4.72)%
    1999 .............      12.88            0.13             (2.57)            (0.13)            (0.61)           9.70    (18.72)
    1998 .............      11.07            0.14              2.41             (0.12)            (0.62)          12.88     23.59
    1997(2) ..........      10.00            0.05              1.04             (0.02)               --           11.07     10.97



                                                                                              RATIO OF NET
                                                            RATIO OF          RATIO OF         INVESTMENT
                                                               NET            EXPENSES TO    INCOME (LOSS) TO
                                           RATIO OF         INVESTMENT       AVERAGE NET       AVERAGE NET
                        NET ASSETS        EXPENSES TO     INCOME (LOSS)   ASSETS (EXCLUDING  ASSETS (EXCLUDING  PORTFOLIO
                         END OF            AVERAGE          TO AVERAGE       WAIVERS AND       WAIVERS AND      TURNOVER
                       PERIOD (000)       NET ASSETS        NET ASSETS      REIMBURSEMENTS)   REIMBURSEMENTS)    RATE
                       -----------        ---------       ------------    -----------------  ---------------    ---------

-------------------
MID-CAP EQUITY FUND
-------------------
  Trust Shares
    2000 .............   $206,545            1.17%           $   --              1.25%            (0.08)%         131%
    1999 .............    254,055            1.17             (0.47)             1.28             (0.58)           76
    1998 .............    337,825            1.16             (0.29)             1.27             (0.40)          129
    1997 .............    287,370            1.15              0.23              1.26              0.12           152
    1996 .............    253,905            1.15              0.70              1.29              0.56           116

--------------------
SHORT-TERM BOND FUND
--------------------
  Trust Shares
    2000 .............   $180,402            0.67%             5.40%             0.76%             5.31%           70%
    1999 .............    209,904            0.67              5.12              0.77              5.02           108
    1998 .............    120,422            0.66              5.47              0.79              5.34            87
    1997 .............     89,701            0.65              5.37              0.78              5.24           118
    1996 .............     91,156            0.65              5.39              0.81              5.23           163

----------------------------------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
----------------------------------------
  Trust Shares
    2000 .............  $  72,570            0.67%             4.70%             0.79%             4.58%           50%
    1999 .............     56,027            0.67              4.69              0.78              4.58            57
    1998 .............     46,920            0.66              5.19              0.84              5.01            39
    1997 .............     21,988            0.65              5.23              0.92              4.96            93
    1996 .............     10,149            0.65              5.56              1.00              5.21            94

---------------------------
SMALL CAP GROWTH STOCK FUND
---------------------------
  Trust Shares
    2000 .............   $431,478            1.20%            (0.86)%            1.23%            (0.89)%         110%
    1999(1) ..........    152,290            1.20             (0.48)             1.49             (0.77)           75

---------------------------
SMALL CAP VALUE EQUITY FUND
---------------------------
  Trust Shares
    2000 .............   $212,074            1.22%             1.31%             1.25%             1.28%           65%
    1999 .............    301,984            1.22              1.27              1.27              1.22            63
    1998 .............    390,841            1.21              1.07              1.31              0.97            55
    1997(2) ..........    131,049            1.20              1.86              1.37              1.69            27

(+) Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads.
(1) Commenced operations on October 8, 1998. All ratios for this period have been annualized.
(2) Commenced operations on January 31, 1997. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or round to $0.

62 PROSPECTUS


FINANCIAL HIGHLIGHTS


                                                          NET REALIZED
                        NET ASSET            NET               AND          DISTRIBUTIONS
                          VALUE           INVESTMENT        UNREALIZED         FROM NET       DISTRIBUTIONS    NET ASSET
                        BEGINNING           INCOME         GAINS (LOSSES)      INVESTMENT      FROM REALIZED   VALUE END    TOTAL
                        OF PERIOD           (LOSS)         ON INVESTMENTS       INCOME        CAPITAL GAINS    OF PERIOD  RETURN (+)
                        ---------         ----------      ---------------   -------------     --------------   ---------  ----------

-------------------------------
TAX SENSITIVE GROWTH STOCK FUND
-------------------------------
  Trust Shares
    2000 .............     $29.96           $0.02             $3.12            $   --            $   --         $33.10      10.48%
    1999(1) ..........      25.61            0.02              4.34             (0.01)               --          29.96      17.04

-------------------------------
U.S. GOVERNMENT SECURITIES FUND
-------------------------------
  Trust Shares
    2000 .............     $10.28           $0.58            $(0.42)           $(0.58)           $   --        $  9.86       1.63%
    1999 .............      10.46            0.59             (0.18)            (0.59)               --          10.28       3.90
    1998 .............      10.02            0.61              0.44             (0.61)               --          10.46      10.76
    1997 .............       9.91            0.62              0.11             (0.62)               --          10.02       7.54
    1996 .............      10.27            0.62             (0.33)            (0.62)            (0.03)          9.91       2.77

-----------------------
VALUE INCOME STOCK FUND
-----------------------
  Trust Shares
    2000 .............     $12.85           $0.23            $(1.49)           $(0.22)           $(0.99)        $10.38     (10.52)%
    1999 .............      13.90            0.24              1.02             (0.24)            (2.07)         12.85      11.13
    1998 .............      13.71            0.26              2.62             (0.27)            (2.42)         13.90      23.10
    1997 .............      13.15            0.30              2.32             (0.30)            (1.76)         13.71      22.18
    1996 .............      11.59            0.35              2.71             (0.34)            (1.16)         13.15      27.91



                                                                                             RATIO OF NET
                                                            RATIO OF          RATIO OF         INVESTMENT
                                                               NET            EXPENSES TO    INCOME (LOSS) TO
                                           RATIO OF         INVESTMENT       AVERAGE NET       AVERAGE NET
                        NET ASSETS        EXPENSES TO     INCOME (LOSS)   ASSETS (EXCLUDING  ASSETS (EXCLUDING  PORTFOLIO
                         END OF            AVERAGE          TO AVERAGE       WAIVERS AND       WAIVERS AND      TURNOVER
                       PERIOD (000)       NET ASSETS        NET ASSETS      REIMBURSEMENTS)   REIMBURSEMENTS)     RATE
                       -----------        ---------       ------------    -----------------  ---------------    ---------

--------------------
TAX SENSITIVE GROWTH
--------------------

STOCK FUND
  Trust Shares
    2000 .............  $ 710,179            1.20%             0.13%             1.26%             0.07%           30%
    1999(1) ..........    223,543            1.20              0.21              1.34              0.07            18

--------------------------
U.S. GOVERNMENT SECURITIES
--------------------------

 FUND
  Trust Shares
    2000 ............. $   85,420            0.77%             5.77%             0.84%             5.70%           29%
    1999 .............    102,167            0.77              5.58              0.88              5.47            19
    1998 .............     34,899            0.76              5.93              0.92              5.77            14
    1997 .............     19,471            0.75              6.19              1.02              5.92            21
    1996 .............     10,277            0.75              6.05              1.25              5.55            83

-----------------------
VALUE INCOME STOCK FUND
-----------------------
  Trust Shares
    2000 ............. $  921,797            0.89%             2.02%             0.89%             2.02%           62%
    1999 .............  1,589,951            0.92              1.91              0.92              1.91            69
    1998 .............  1,725,418            0.92              1.85              0.92              1.85            99
    1997 .............  1,488,062            0.91              2.40              0.91              2.40           105
    1996 .............  1,244,399            0.92              2.86              0.92              2.86           134

(+) Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads.
(1) Commenced operations on December 11, 1998. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or round to $0.

                                                                   PROSPECTUS 63

                                                            FINANCIAL HIGHLIGHTS


                        NET ASSET             NET           DISTRIBUTIONS
                           VALUE           INVESTMENT          FROM NET              NET ASSET
                        BEGINNING            INCOME           INVESTMENT             VALUE END            TOTAL
                        OF PERIOD            (LOSS)             INCOME               OF PERIOD         RETURN (+)
                        ---------          ----------       -------------            ---------         ----------

-------------------------------
PRIME QUALITY MONEY MARKET FUND
-------------------------------
  Trust Shares
    2000 .............    $1.00               $0.05             $(0.05)                $1.00              5.20%
    1999 .............     1.00                0.05              (0.05)                 1.00              4.83
    1998 .............     1.00                0.05              (0.05)                 1.00              5.22
    1997 .............     1.00                0.05              (0.05)                 1.00              5.01
    1996 .............     1.00                0.05              (0.05)                 1.00              5.25

--------------------------------------------
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------
  Trust Shares
    2000 .............    $1.00               $0.05             $(0.05)                $1.00              4.86%
    1999 .............     1.00                0.04              (0.04)                 1.00              4.57
    1998 .............     1.00                0.05              (0.05)                 1.00              5.04
    1997 .............     1.00                0.05              (0.05)                 1.00              4.83
    1996 .............     1.00                0.05              (0.05)                 1.00              5.14

----------------------------------
U.S. TREASURY MONEY MARKET FUND (A)
----------------------------------
  Trust Shares
    2000 .............    $1.00               $0.05             $(0.05)                $1.00              4.81%
    1999* ............     1.00                0.02              (0.02)                 1.00              2.08
    For the Year Ended November 30:
    1998 .............     1.00                0.05              (0.05)                 1.00              4.89
    1997 .............     1.00                0.05              (0.05)                 1.00              4.91
    1996 .............     1.00                0.05              (0.05)                 1.00              4.80



                                                                RATIO OF              RATIO OF          INVESTMENT
                                                                  NET                EXPENSES TO     INCOME (LOSS) TO
                                             RATIO OF          INVESTMENT           AVERAGE NET        AVERAGE NET
                        NET ASSETS          EXPENSES TO      INCOME (LOSS)       ASSETS (EXCLUDING  ASSETS (EXCLUDING
                          END OF             AVERAGE           TO AVERAGE           WAIVERS AND        WAIVERS AND
                       PERIOD (000)         NET ASSETS         NET ASSETS          REIMBURSEMENTS)    REIMBURSEMENTS
                       -----------          -----------      ------------        -----------------  -----------------

-------------------------------
PRIME QUALITY MONEY MARKET FUND
-------------------------------
  Trust Shares
    2000 ............. $3,311,229              0.60%              5.06%                 0.75%             4.91%
    1999 .............  3,903,232              0.60               4.69                  0.77              4.52
    1998 ............   1,880,229              0.59               5.10                  0.77              4.92
    1997 ............   1,086,555              0.58               4.90                  0.76              4.72
    1996 ............   1,050,800              0.58               5.11                  0.78              4.91

--------------------------------------------
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------
  Trust Shares
    2000 ............. $  468,568              0.63%              4.80%                 0.74%             4.69%
    1999 .............    404,459              0.63               4.47                  0.76              4.34
    1998 .............    377,490              0.62               4.92                  0.78              4.76
    1997 .............    344,350              0.61               4.73                  0.76              4.58
    1996 .............    325,493              0.61               5.02                  0.78              4.85

-----------------------------------
U.S. TREASURY MONEY MARKET FUND (A)
-----------------------------------
  Trust Shares
    2000 ............. $  723,277              0.63%              4.71%                 0.74%             4.60%
    1999* ............    760,833              0.68               4.10                  0.83              3.95
    For the Year Ended
    November 30:
    1998 .............    699,923              0.66               4.77                  0.81              4.62
    1997 .............    632,381              0.65               4.82                  0.80              4.67
    1996 .............    389,051              0.66               4.69                  0.81              4.54

(+) Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads.
 * For the period December 1, 1998 to May 31, 1999. All ratios have not been annualized.
(A) On May 24, 1999, the CrestFunds U.S. Treasury Money Fund exchanged all of its assets and certain liabilities for shares of the U.S. Treasury Money Market Fund. The CrestFunds U.S. Treasury Money Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

64 PROSPECTUS

FINANCIAL HIGHLIGHTS


                                                           NET REALIZED
                        NET ASSET            NET                AND          DISTRIBUTIONS
                          VALUE           INVESTMENT        UNREALIZED         FROM NET       DISTRIBUTIONS    NET ASSET
                        BEGINNING           INCOME         GAINS (LOSSES)     INVESTMENT      FROM REALIZED    VALUE END    TOTAL
                        OF PERIOD           (LOSS)         ON INVESTMENTS       INCOME        CAPITAL GAINS    OF PERIOD  RETURN (+)
                        ---------         ----------      ---------------   -------------     --------------   ---------  ----------

-------------------------------------
LIFE VISION AGGRESSIVE GROWTH FUND (A)
-------------------------------------
  Trust Shares
    2000 .............     $11.31           $0.05             $0.74            $(0.05)           $(0.40)         $11.61      7.25%
    1999(1) ..........      11.32            0.02              1.13             (0.01)            (1.15)          11.31     10.99
  For the years ended November 30:
    1998 .............      10.65            0.03              0.67             (0.03)               --           11.32      6.53
    1997(2) ..........      10.00            0.03              0.65             (0.03)               --           10.65      6.82

-------------------------------------
LIFE VISION GROWTH AND INCOME FUND (A)
-------------------------------------
  Trust Shares
    2000 .............     $10.33           $0.07             $0.52            $(0.17)           $(0.25)         $10.50      5.81%
    1999(1) ..........      11.06            0.08              0.69             (0.06)            (1.44)          10.33      7.75
  For the years ended November 30:
    1998 .............      10.51            0.18              0.56             (0.18)            (0.01)          11.06      7.12
    1997(2) ..........      10.00            0.09              0.51             (0.09)               --           10.51      5.97

------------------------------------
LIFE VISION MODERATE GROWTH FUND (A)
------------------------------------
  Trust Shares
    2000 .............     $10.80           $0.33             $0.13            $(0.21)           $(0.44)         $10.61      4.46%
    1999(1) ..........      11.01            0.11              0.56             (0.09)            (0.79)          10.80      6.35
  For the years ended November 30:
    1998 .............      10.46            0.24              0.58             (0.24)            (0.03)          11.01      7.90
    1997(2) ..........      10.00            0.12              0.45             (0.11)               --           10.46      5.70



                                                                                               RATIO OF NET
                                                             RATIO OF          RATIO OF         INVESTMENT
                                                               NET            EXPENSES TO     INCOME (LOSS) TO
                                         RATIO OF           INVESTMENT       AVERAGE NET        AVERAGE NET
                        NET ASSETS       EXPENSES TO       INCOME (LOSS)   ASSETS (EXCLUDING  ASSETS (EXCLUDING PORTFOLIO
                          END OF          AVERAGE            TO AVERAGE       WAIVERS AND       WAIVERS AND     TURNOVER
                       PERIOD (000)      NET ASSETS          NET ASSETS      REIMBURSEMENTS)   REIMBURSEMENTS)    RATE
                       ------------      -----------       ------------    ----------------- -----------------  ---------

-------------------------------------
LIFE VISION AGGRESSIVE GROWTH FUND (A)
-------------------------------------
  Trust Shares
    2000 .............   $18,412             0.25%             0.48%             0.44%             0.29%          183%
    1999(1) ..........    18,699             0.27              0.28              0.63             (0.08)           33
  For the years ended November 30:
    1998 .............    16,230             0.25              0.23              0.66             (0.18)           75
    1997(2) ..........    13,712             0.25              0.72              0.73              0.24            34


--------------------------------------
LIFE VISION GROWTH AND INCOME FUND (A)
--------------------------------------
  Trust Shares
    2000 .............   $30,473             0.25%             1.77%             0.42%             1.60%          189%
    1999(1) ..........    21,950             0.27              1.38              0.60              1.05            40
  For the years ended November 30:
    1998 .............    19,042             0.25              1.68              0.59              1.34            57
    1997(2) ..........    22,521             0.25              2.11              0.59              1.77            25

-----------------------------------
LIFE VISION MODERATE GROWTH FUND (A)
-----------------------------------
  Trust Shares
    2000 .............   $69,622             0.25%             2.19%             0.37%             2.07%          151%
    1999(1) ..........    88,188             0.27              1.90              0.42              1.75            48
  For the years ended November 30:
    1998 .............    93,211             0.25              2.21              0.42              2.04            52
    1997(2) ..........    89,442             0.25              2.66              0.42              2.49            43

(+) Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(2) Commenced operations on June 30, 1997. All ratios for the period have been annualized.
(A) May 24, 1999, the CrestFunds Life Vision Balanced, CrestFunds Life Vision Growth and Income, and CrestFunds Life Vision Maximum Growth portfolios exchanged all of their assets and certain liabilities for shares of the Life Vision Moderate Growth, Life Vision Growth and Income, and Life Vision Aggressive Growth Funds, respectively. The CrestFunds Life Vision Balanced, CrestFunds Life Vision Growth and Income, and CrestFunds Life Vision
    Maximum Growth portfolios are the accounting survivors in these transactions, and as a result, their basis of accounting for assets and liabilities and their operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

Amounts designated as "--" are either $0 or round to $0.

                                                                   PROSPECTUS 65

                                                                           NOTES

66 PROSPECTUS

NOTES

                                                                   PROSPECTUS 67

                                                                           NOTES

68 PROSPECTUS

NOTES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

70 PROSPECTUS

HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS


INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303


DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated October 1, 2000, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by emailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                                                        XXX-XXXX

[401K Logo Omitted]

PROSPECTUS


October 1, 2000


STI CLASSIC FUNDS
FOR THE SUNTRUST
401(K) PLAN

Capital Appreciation Fund
Growth and Income Fund
Investment Grade Bond Fund
Prime Quality Money Market Fund
Short-Term Bond Fund
Small Cap Growth Stock Fund
Value Income Stock Fund

[401K Plan Logo Omitted]


Investment Adviser
  to the Funds:

Trusco Capital
Management, Inc.
("The Adviser")

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

ABOUT THIS PROSPECTUS


The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Shares of each Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:



 2 CAPITAL APPRECIATION FUND
 4 GROWTH AND INCOME FUND
 6 INVESTMENT GRADE BOND FUND
 8 PRIME QUALITY MONEY MARKET FUND
10 SHORT-TERM BOND FUND
12 SMALL CAP GROWTH STOCK FUND
14 VALUE INCOME STOCK FUND
16 MORE INFORMATION ABOUT RISK
16 MORE INFORMATION ABOUT FUND INVESTMENTS
17 INVESTMENT ADVISER AND PORTFOLIO MANAGERS
18 PURCHASING AND SELLING FUND SHARES
20 DIVIDENDS, DISTRIBUTIONS AND TAXES
21 FINANCIAL HIGHLIGHTS
29 HOW TO OBTAIN MORE INFORMATION ABOUT
   THE STI CLASSIC FUNDS


--------------------------------------------------------------------------------
[BRIEFCASE GRAPHIC OMITTED] FUND SUMMARY
[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY
[INNERTUBE GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING?
[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION
[CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES
[MOUNTAINTOP GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS
[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER
[HANDSHAKE GRAPHIC OMITTED] PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------


OCTOBER 1, 2000

                                                                    PROSPECTUS 1

                                     RISK/RETURN INFORMATION COMMON TO THE FUNDS


Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund (other than a money market fund) is based on the market prices of the securities a Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2 PROSPECTUS

CAPITAL APPRECIATION FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY

INVESTMENT GOAL                             Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify companies with
                                            above average growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who want the value of
                                            their investment to grow, but do
                                            not need to receive income on their
                                            investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY


The Capital Appreciation Fund invests primarily in U.S. common stocks and other equity securities that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. In selecting investments for the Fund, the Adviser chooses companies that it believes have above average growth potential. The Adviser's strategy focuses on large cap stocks with a strong growth history. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.



[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted]
plot points are as follows:


1993      9.89%
1994     -7.41%
1995     31.15%
1996     20.31%
1997     31.13%
1998     28.06%
1999      9.71%

            BEST QUARTER              WORST QUARTER
               22.93%                    -11.16%
             (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 5.91%.

                                                                    PROSPECTUS 3

                                                       CAPITAL APPRECIATION FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE S&P 500 INDEX.

TRUST SHARES             1 YEAR     5 YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------
Capital Appreciation
   Fund                   9.71%     23.79%       17.41%*
--------------------------------------------------------------------------------
S&P 500 Index            21.04%     28.55%       21.24%**
--------------------------------------------------------------------------------
 * SINCE 7/1/92
** SINCE 6/30/92



[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                               TRUST SHARES
Investment Advisory Fees                                       1.15%
Other Expenses                                                 0.11%
                                                               -----
Total Annual Fund Operating Expenses                           1.26%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

        1 YEAR     3 YEARS     5YEARS     10 YEARS
         $128       $400        $692       $1,523


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 1.13% and 1.24%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

4 PROSPECTUS

GROWTH AND INCOME FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY



INVESTMENT GOALS
    PRIMARY                                 Long-term capital appreciation
    SECONDARY                               Current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS                            Equity securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify securities of
                                            companies with market
                                            capitalizations of at least
                                            $1 billion with attractive valuation
                                            and/or above average earnings
                                            potential relative either to their
                                            sectors or the market as a
                                            whole
--------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who are looking for
                                            capital appreciation potential and
                                            income with less volatility than the
                                            equity markets as a whole
--------------------------------------------------------------------------------



[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Growth and Income Fund invests primarily in equity securities, including common stock and listed American Depositary Receipts (ADRs), of domestic and foreign companies with market capitalizations of at least $1 billion. However, the average market capitalization can vary throughout a full market cycle and will be flexible to allow the Adviser to capture market opportunities. The Adviser uses a quantitative screening process to identify companies with an attractive fundamental profile. The portfolio management team selects stocks of companies with strong financial quality and above average earnings momentum to secure the best relative values in each economic sector.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*


[Bar Chart Omitted]
plot points are as follows:


1993     10.20%
1994     -0.81%
1995     29.38%
1996     19.06%
1997     27.69%
1998     18.20%
1999     14.17%

            BEST QUARTER              WORST QUARTER
               17.38%                    -10.36%
              (6/30/97)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS -0.35%.

                                                                    PROSPECTUS 5

                                                          GROWTH AND INCOME FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE S&P 500/BARRA VALUE INDEX. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P 500 INDEX, BUT THE ADVISER BELIEVES THAT S&P 500/BARRA VALUE INDEX, BECAUSE OF ITS GREATER EMPHASIS ON LARGE CAP VALUE STOCKS, MORE ACCURATELY REFLECTS THE TYPE OF SECURITIES IN WHICH THE FUND INVESTS.

TRUST SHARES             1 YEAR     5 YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------
Growth and Income
   Fund                  14.17%     21.56%       16.83%*
--------------------------------------------------------------------------------
S&P 500/
BARRA Value Index        12.72%     22.94%       18.54%**
--------------------------------------------------------------------------------
S&P 500 Index            21.04%     28.55%       21.52%**
--------------------------------------------------------------------------------
 * SINCE 9/26/92
** SINCE 9/30/92


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The previous index, the S&P 500 Index, is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings. The S&P 500/BARRA Value Index is a widely-recognized index of the stocks in the S&P 500 Index that have lower price-to-book ratios.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                               TRUST SHARES
Investment Advisory Fees                                       0.90%
Other Expenses                                                 0.11%
                                                               -----
Total Annual Fund Operating Expenses                           1.01%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

          1 YEAR     3 YEARS    5 YEARS     10 YEARS
           $103       $322       $558        $1,236

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

6 PROSPECTUS


INVESTMENT GRADE BOND FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY

INVESTMENT GOAL                             High total return through current
                                            income and capital appreciation,
                                            while preserving the principal
                                            amount invested
--------------------------------------------------------------------------------
INVESTMENT FOCUS                            Investment grade U.S. government and
                                            corporate debt securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify relatively
                                            inexpensive securities in a selected
                                            market index
--------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who want to receive income
                                            from their investment, as well as an
                                            increase in the value of the
                                            investment
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY


The Investment Grade Bond Fund invests primarily in investment grade corporate debt securities, U.S. Treasury obligations and mortgage-backed securities. In selecting investments for the Fund, the Adviser tries to minimize risk while attempting to outperform selected market indices. Currently, the Adviser's selected index is the Lehman Brothers U.S. Government/Credit Index, a widely-recognized, unmanaged index of investment grade government and corporate debt securities. The Adviser seeks to invest more in portions of the Index that seem relatively inexpensive, and less in those that seem expensive. The Adviser allocates the Fund's investments among various market sectors based on the Adviser's analysis of historical data, yield information and credit ratings. The Adviser anticipates that the Fund's average weighted maturity will range from 4 to 10 years. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.



[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THE BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

[Bar Chart Omitted]
plot points are as follows:


1993     10.84%
1994     -3.32%
1995     17.80%
1996      2.34%
1997      9.08%
1998      9.19%
1999     -1.53%

            BEST QUARTER              WORST QUARTER
                6.11%                    -2.67%
              (6/30/95)                 (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 0.45%.

                                                                    PROSPECTUS 7

                                                      INVESTMENT GRADE BOND FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX, LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE.

TRUST SHARES             1 YEAR     5 YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------
Investment Grade
  Bond Fund              -1.53%      7.17%        6.07%*
--------------------------------------------------------------------------------
Lehman Brothers
  U.S. Government/
  Credit Index           -2.15%      7.60%        6.38%**
--------------------------------------------------------------------------------
Lehman Brothers U.S.
  Aggregate Bond Index   -0.83%      7.73%        6.40%**
--------------------------------------------------------------------------------
Lipper Intermediate
  Investment Grade
  Debt Funds Average     -1.31%      6.79%        5.81%**
--------------------------------------------------------------------------------
 * SINCE 7/16/92
** SINCE 7/31/92


[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least 1 year. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index that combines the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Lehman Brothers U.S. Government/Credit Index consists of U.S. government obligations and corporate debt securities. The Lehman Brothers Mortgage-Backed Securities Index consists of mortgage-backed securities rated AAA. The Lehman Brothers U.S. Aggregate Bond Index includes fixed income securities rated investment grade (BBB) or higher, with maturities of at least one-year. The securities in the Index have outstanding par values of at least $100 million for U.S. government obligations and $25 million for the others. The Lipper Intermediate Investment Grade Debt Funds Average is a composite of mutual funds with investment goals similar to the Fund's goals. It reports the average return of the intermediate term investment grade bond mutual funds tracked by Lipper Analytical Services, Inc. The number of funds in the Average varies.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                               TRUST SHARES
Investment Advisory Fees                                       0.74%
Other Expenses                                                 0.10%
                                                               -----
Total Annual Fund Operating Expenses                           0.84%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS        5 YEARS     10 YEARS
        $86          $268           $466        $1,037


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.72% and 0.82%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

8 PROSPECTUS

PRIME QUALITY MONEY MARKET FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                             High current income, while
                                            preserving capital and liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                            Money market instruments
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify money market
                                            instruments with the most attractive
                                            risk/return trade-off
--------------------------------------------------------------------------------
INVESTOR PROFILE                            Conservative investors who want to
                                            receive current income
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Prime Quality Money Market Fund invests exclusively in high quality U.S. money market instruments and foreign money market instruments denominated in U.S. dollars. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk. The Adviser analyzes maturity, yields, market sectors and credit risk. Investments are made in money market instruments with the most attractive risk/return trade-off. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THE BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



[Bar Chart Omitted]
plot points are as follows:

1993     2.77%
1994     3.77%
1995     5.47%
1996     4.99%
1997     5.15%
1998     5.10%
1999     4.74%

            BEST QUARTER              WORST QUARTER
                1.37%                     0.68%
              (6/30/95)                 (6/30/93)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.83%.

                                                                    PROSPECTUS 9

                                                 PRIME QUALITY MONEY MARKET FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE IMONEYNET, INC. FIRST TIER AVERAGE.

TRUST SHARES             1 YEAR     5 YEARS  SINCE INCEPTION
--------------------------------------------------------------------------------
Prime Quality Money
   Market Fund            4.74%      5.09%       4.45%*
--------------------------------------------------------------------------------
iMoneyNet, Inc.
   First Tier Average     4.57%      4.97%       4.33%**
--------------------------------------------------------------------------------
 * SINCE 6/8/92
** SINCE 5/31/92


To obtain information about the Fund's yield, call 1-800-814-3397.

[CHART GRAPHIC OMITTED]

--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------
An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. First Tier Average is a widely-recognized composite of money market funds which invest in securities rated in the highest category by at least two recognized rating agencies.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                                               TRUST SHARES
Investment Advisory Fees                                       0.65%
Other Expenses                                                 0.10%
                                                               -----
Total Annual Fund Operating Expenses                           0.75%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.


The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS        5 YEARS     10 YEARS
        $77          $240           $417         $930

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.54% and 0.64%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

10 PROSPECTUS

SHORT-TERM BOND FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY

INVESTMENT GOAL                             High current income, while
                                            preserving capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                            Investment grade U.S. government and
                                            corporate debt securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify securities that
                                            offer a comparably better return
                                            than similar securities for a given
                                            level of credit risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                            Income oriented investors who are
                                            willing to accept increased risk for
                                            the possibility of returns greater
                                            than money market investing
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY

The Short-Term Bond Fund invests primarily in a diversified portfolio of short- to medium-term investment grade U.S. Treasury, corporate debt, mortgage-backed and asset-backed securities. The Fund expects that it will normally maintain an average weighted maturity of approximately 3 years. In selecting investments for the Fund, the Adviser attempts to identify securities that offer a comparably better investment return for a given level of credit risk. For example, short-term bonds generally have better returns than money market instruments, with a fairly modest increase in credit risk and/or volatility. The Adviser manages the Fund from a total return perspective. That is, the Adviser makes day-to-day investment decisions for the Fund with a view towards maximizing returns. The Adviser analyzes yields, market sectors and credit risk in an effort to identify attractive investments with the best risk/reward trade-off. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans or underlying assets such as truck and auto loans, leases and credit card receivables. Mortgage-backed and asset-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loan, receivables or other assets underlying these securities. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed or asset-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in the market place. When interest rates fall, however, mortgage-backed and asset-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayment or prepayment of the underlying asset that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed or asset-backed securities and, therefore, to assess the volatility risk of the portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own. resources.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THE BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*



[Bar Chart Omitted]
plot points are as follows:

1994     -0.07%
1995     11.77%
1996      3.90%
1997      6.78%
1998      6.84%
1999      0.92%

            BEST QUARTER              WORST QUARTER
                3.76%                    -0.58%
              (6/30/95)                 (3/31/94)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.83%.

                                                                   PROSPECTUS 11

                                                            SHORT-TERM BOND FUND




THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE SALOMON 1-3 YEAR TREASURY/GOVERNMENT SPONSORED/CORPORATE INDEX.

TRUST SHARES                1 YEAR   5 YEARS SINCE INCEPTION
--------------------------------------------------------------------------------
Short-Term Bond Fund         0.92%    5.98%       4.97%*
--------------------------------------------------------------------------------
Salomon 1-3 Year
   Treasury/Government
   Sponsored/Corporate
   Index                     3.29%    6.56%       5.41%**
--------------------------------------------------------------------------------
 * SINCE 3/15/93
** SINCE 2/28/93

[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index is a widely-recognized index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade (BBB). The securities in the index have maturities of 1 year or greater and less than 3 years.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                               TRUST SHARES
Investment Advisory Fees                                       0.65%
Other Expenses                                                 0.11%
                                                               -----
Total Annual Fund Operating Expenses                           0.76%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.


The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS        5 YEARS     10 YEARS
        $78          $243           $422         $942


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------


Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.60% and 0.71%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

12 PROSPECTUS


SMALL CAP GROWTH STOCK FUND



[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOAL                             Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. small cap common stocks of
                                            growth companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Identifies small cap companies with
                                            above average growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who want the value of
                                            their investment to grow, but do not
                                            need current income
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY


The Small Cap Growth Stock Fund invests primarily in small U.S. companies with market capitalizations between $50 million and $3 billion in size. The Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong fundamentals will provide superior returns over time. The Adviser selects companies with strong current earnings growth, improving profitability, a strong balance sheet, strong current and projected business fundamentals, and priced at reasonable valuations. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and the potential for capital gains tax liabilities for taxable investors.



[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that small capitalization growth stocks may underperform other equity market segments or the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.



[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S TRUST SHARES FOR ONE YEAR.*


[Bar Chart Omitted]
Plot points are as follows:

1999     20.55%

            BEST QUARTER              WORST QUARTER
               20.77%                    -11.36%
              (6/30/99)                 (3/31/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 16.26%.

                                                                   PROSPECTUS 13

                                                     SMALL CAP GROWTH STOCK FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE S&P 600 SMALL CAP INDEX.

TRUST SHARES                        1 YEAR    SINCE INCEPTION
--------------------------------------------------------------------------------
Small Cap Growth Stock Fund         20.55%       58.61%*
--------------------------------------------------------------------------------
S&P 600 Small Cap Index             12.41%       25.01%**
--------------------------------------------------------------------------------
 * SINCE 10/8/98
** SINCE 9/30/98



[CHART GRAPHIC OMITTED]

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 600 Small Cap Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 600 domestic small cap stocks.


[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                               TRUST SHARES
Investment Advisory Fees                                       1.15%
Other Expenses                                                 0.08%
                                                               -----
Total Annual Fund Operating Expenses                           1.23%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


      1 YEAR        3 YEARS        5 YEARS     10 YEARS
       $125          $390           $676        $1,489


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------


Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

14 PROSPECTUS

VALUE INCOME STOCK FUND


[BRIEFCASE GRAPHIC OMITTED]
FUND SUMMARY


INVESTMENT GOALS
    PRIMARY                                 Current income
    SECONDARY                               Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify high dividend-
                                            paying, undervalued stocks
--------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who are looking for
                                            current income and capital
                                            appreciation with less volatility
                                            than the average stock fund
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY


The Value Income Stock Fund invests primarily in common stocks and other equity securities of U.S. companies. In selecting investments for the Fund, the Adviser primarily chooses companies that have a market capitalization of at least $500 million and that have a history of paying regular dividends. The Adviser focuses on high dividend-paying stocks that trade below their historical value. The Adviser's "bottom-up" approach to stock selection emphasizes individual stocks over economic trends.



[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The periods prior to February 1993, when the Fund began operating, represent the performance of the Adviser's similarly managed collective investment fund. This past performance has been adjusted to reflect current expenses for Trust Shares of the Fund. The Adviser's collective fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the collective fund's performance would have been lower.

THE BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*


[Bar Chart Omitted]
Plot points are as follows:

1990     -4.93%
1991     39.30%
1992     20.05%
1993     11.14%
1994      3.54%
1995     35.93%
1996     19.46%
1997     27.08%
1998     10.58%
1999     -2.93%

            BEST QUARTER              WORST QUARTER
               18.56%                    -14.86%
              (3/31/91)                 (9/30/90)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS -6.33%.

                                                                   PROSPECTUS 15

                                                         VALUE INCOME STOCK FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE S&P 500/BARRA VALUE INDEX.

                                                      SINCE
TRUST SHARES         1 YEAR    5 YEARS   10 YEARS   INCEPTION
--------------------------------------------------------------------------------
Value Income
   Stock Fund        -2.93%    17.24%    15.02%     15.06%*
--------------------------------------------------------------------------------
S&P 500/BARRA
   Value Index       12.72%    22.94%    15.37%     15.46%*
--------------------------------------------------------------------------------
* SINCE 10/31/89



[CHART GRAPHIC OMITTED]


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500/BARRA Value Index is a widely-recognized index of the stocks in the S&P 500 Index that have lower price-to-book ratios.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                               TRUST SHARES
Investment Advisory Fees                                       0.80%
Other Expenses                                                 0.09%
                                                               -----
Total Annual Fund Operating Expenses                           0.89%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.


The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR        3 YEARS        5 YEARS     10 YEARS
        $91          $284           $493        $1,096


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Adviser."

16 PROSPECTUS

MORE INFORMATION ABOUT RISK


[INNERTUBE GRAPHIC OMITTED]
MORE INFORMATION ABOUT RISK

EQUITY RISK

CAPITAL APPRECIATION FUND
GROWTH AND INCOME FUND
SMALL CAP GROWTH STOCK FUND
VALUE INCOME STOCK FUND

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


FIXED INCOME RISK

INVESTMENT GRADE BOND FUND
SHORT-TERM BOND FUND

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risk:

   CREDIT RISK

   The possibility that an issuer will be unable to make timely payments of either principal or interest.


FOREIGN SECURITY RISKS

GROWTH AND INCOME FUND

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.



[MOUNTAINTOP GRAPHIC OMITTED]
MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Adviser uses under normal conditions. During unusual economic or

                                                                   PROSPECTUS 17

                                       INVESTMENT ADVISER AND PORTFOLIO MANAGERS

market conditions, or for temporary defensive or liquidity purposes, each Fund (except the Prime Quality Money Market Fund) may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, the Investment Grade Bond and Short-Term Bond Funds each may shorten its average weighted maturity to as little as 90 days. A Fund (other than the Prime Quality Money Market Fund) will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.



[MAGNIFIER GRAPHIC OMITTED]
INVESTMENT ADVISER

The Investment Adviser (the "Adviser") makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Trusco Capital Management, Inc. (Trusco), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Funds. As of July 1, 2000, Trusco had approximately $47 billion in assets under management. For the fiscal period ended May 31, 2000, the Adviser received advisory fees of:

    CAPITAL APPRECIATION FUND                         1.06%
    GROWTH AND INCOME FUND                            0.90%
    INVESTMENT GRADE BOND FUND                        0.67%
    PRIME QUALITY MONEY MARKET FUND                   0.50%
    SHORT-TERM BOND FUND                              0.56%
    SMALL CAP GROWTH STOCK FUND                       1.12%
    VALUE INCOME STOCK FUND                           0.80%

The Adviser may use its affiliates as brokers for Fund transactions.

For periods prior to January 1, 2000, STI Capital Management, N.A. ("STI"), a subsidiary of SunTrust Banks, Inc. served as investment adviser to the Capital Appreciation Fund, Investment Grade Bond Fund and Value Income Stock Fund. On January 1, 2000, SunTrust Bank (formerly SunTrust Bank, Atlanta), a subsidiary of SunTrust Banks, Inc., succeeded STI as the Investment Adviser to those Funds. On July 1, 2000, SunTrust Banks, Inc. reorganized its money management units, including those of SunTrust Bank, into Trusco Capital Management, Inc. As a result, Trusco now serves as the Investment Adviser to each STI Classic Fund.

PORTFOLIO MANAGERS

The Capital Appreciation Fund is managed by Mr. Robert J. Rhodes, CFA. Mr. Rhodes is an Executive Vice President and head of the Equity Funds group at Trusco. He has been employed by Trusco since 1973 and was Director of Research at Trusco from 1980 to 2000. Mr. Rhodes has more than 27 years of investment experience.

Mr. Jeffrey E. Markunas, CFA, has served as Lead Portfolio Manager of the Growth and Income Fund since it began operating in September 1992. From 1992 until July 2000, he served as Senior Vice President and Director of Equity Management for Crestar Asset Management Company. Additionally, he was named Senior Vice President of Trusco in January 1999 and Managing Director in July 2000. Mr. Markunas has more than 17 years of investment experience.

The Investment Grade Bond Fund is co-managed by Mr. L. Earl Denney, CFA, and Mr. Dave E. West, CFA. Mr. Denney has served as Managing Director of STI since 1983. In January 2000, Mr. Denney was named Managing Director of SunTrust Bank and is now Managing Director of Trusco. Mr. Denney has co-managed the Investment Grade Bond Fund since it began operating in June 1992. Mr. Denney has more than 21 years of investment experience. Mr. West has served as a Managing Director of STI and has worked there since 1985. In January 2000, Mr. West was named Managing Director of SunTrust Bank and is now a Managing Director of Trusco. Mr. West has co-managed the Investment Grade Bond Fund since it began operating in June 1992. Mr. West has more than 14 years of investment experience.

Mr. David S. Yealy has served as a Managing Director of Trusco since July 2000. He has managed

18 PROSPECTUS


PURCHASING AND SELLING FUND SHARES



the Prime Quality Money Market Fund since it began operating in June 1992. Prior to July 2000, Mr. Yealy was a First Vice President of Trusco and has worked there since 1991. He has more than 15 years of investment experience

Ms. Agnes G. Pampush, CFA, has served as a Managing Director of Trusco since July 2000, after serving as a Vice President of Trusco since 1998. Ms. Pampush was employed by Trusco from 1988 to 1996, and rejoined the firm in 1998. She has managed the Short-Term Bond Fund since February 1999. She has more than 18 years of investment experience.

Mr. Mark D. Garfinkel, CFA, has served as a Portfolio Manager of Trusco since 1994. He has managed the Small Cap Growth Stock Fund since it began operating in October 1998. He has more than 13 years of investment experience.

The Value Income Stock Fund is co-managed by Mr. Mills Riddick, CFA, and Mr. Dan Lewis. Mr. Riddick has served as a Managing Director of Trusco since July 2000, after serving as a Managing Director of STI since 1994. He has managed the Value Income Stock Fund since April 1995. Mr. Riddick has more than 18 years of investment experience. Mr. Lewis has served as a Portfolio Manager of Trusco since July 2000, after serving as a Portfolio Manager for STI since 1993. He has been an analyst of the Value Income Stock Fund since 1995. He has more than 9 years of investment experience.


[HANDSHAKE GRAPHIC OMITTED]
PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase or sell (sometimes called "redeem") Trust Shares of the Funds.


HOW TO PURCHASE FUND SHARES

The Funds offer Trust Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase Trust Shares through accounts made with financial institutions. Trust Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Trust Shares. The Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.


WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day). But you may not do so for shares of the Prime Quality Money Market Fund on federal holidays.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV for each Fund (except the Prime Quality Money Market Fund), generally the Funds must receive your purchase order before 4:00 p.m. Eastern time. The Prime Quality Money Market Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Prime Quality Money Market Fund must generally receive your order before 3:00 p.m. Eastern time and federal funds (readily available funds) before 4:00 p.m. Eastern time. Otherwise, your purchase order will be effective the following Business Day, as long as the Prime Quality Money Market Fund receives federal funds before calculating its NAV the following day.

FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES, AND OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR

                                                                   PROSPECTUS 19

                                              PURCHASING AND SELLING FUND SHARES


TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.


HOW THE FUNDS CALCULATE NAV

In calculating NAV, a Fund (except the Prime Quality Money Market Fund) generally values its investment portfolio at market price. In calculating NAV for the Prime Quality Money Market Fund, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If market prices are unavailable or a Fund thinks that the market price or amortized cost valuation method is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Prime Quality Money Market Fund expects its NAV to remain constant at $1.00 per share, although the Fund cannot guarantee this.

The Growth and Income Fund holds securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of the Fund's investments may change on days when you cannot purchase or sell Fund shares.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.


HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

Holders of Trust Shares may sell shares by following the procedures established when they opened their account or accounts with the Funds or with their financial institution or intermediary. The sale price of each share will be the next NAV determined after the Funds receive your request.

Redemption orders must be received by the Prime Quality Money Market Fund on a Business Day before 3:00 p.m. Eastern time. Orders received after 3:00 p.m. Eastern time will be executed the following Business Day.


RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after the Funds receive your request but it may take up to seven days.


REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

20 PROSPECTUS


DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its income as follows:

DECLARED DAILY AND DISTRIBUTED MONTHLY
--------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
PRIME QUALITY MONEY MARKET FUND
SHORT-TERM BOND FUND

QUARTERLY
--------------------------------------------------------------------------------
CAPITAL APPRECIATION
GROWTH AND INCOME FUND
SMALL CAP GROWTH STOCK FUND
VALUE INCOME STOCK FUND

Each Fund makes distributions of capital gains, if any, at least annually. If the SunTrust 401(k) Plan owns Fund shares on a Fund's record date, the Plan is entitled to receive the distribution.

As Plan participants, you will receive dividends and distributions in the form of additional Fund shares if you own shares of the Fund on the date the dividend or distribution is allocated by the Plan. You will, therefore, not receive a dividend or distribution if you do not own shares of the Fund on the date the dividend or distribution is allocated.


TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through the SunTrust 401(k) Plan. Generally, you will not owe taxes on these distributions until you begin withdrawals from the Plan. Withdrawals from the Plan are subject to special tax rules and may be subject to a penalty in the case of premature withdrawals. If you have questions about the tax consequences of Plan withdrawals, you should consult your tax adviser; the Plan's Summary Plan Description in the SunTrust Employee Handbook; BENE, the SunTrust Benefits Service Center, at 1-800-818-2363; or the Plan Administrator, SunTrust Human Resources, P.O. Box 4418, Center 636, Atlanta, Georgia 30302.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                                                                   PROSPECTUS 21

                                                            FINANCIAL HIGHLIGHTS



FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Trust Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information for each Fund, except the Growth and Income Fund for the periods ended prior to May 31, 1999, have been audited by Arthur Andersen LLP, independent public accountants. The financial highlights for the Growth and Income Fund for the periods ended prior to May 31, 1999 have been audited by Deloitte & Touche LLP, independent public accountants. The report of Arthur Andersen LLP, along with each Fund's financial statements, appears in the annual report that accompanies the SAI. You can obtain the annual reports, which contains more performance information, at no charge by calling 1-800-428-6970.


For the Periods Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods



                                                 NET REALIZED
                 NET ASSET                           AND          DISTRIBUTIONS
                  VALUE            NET           UNREALIZED         FROM NET         DISTRIBUTIONS      NET ASSET
                 BEGINNING      INVESTMENT      GAINS (LOSSES)      INVESTMENT       FROM REALIZED      VALUE END      TOTAL
                 OF PERIOD        INCOME        ON INVESTMENTS        INCOME         CAPITAL GAINS      OF PERIOD    RETURN (+)
                 ---------      ----------      --------------    -------------      -------------      ---------    ----------

CAPITAL APPRECIATION FUND
  TRUST SHARES
    2000 ........ $16.62           $0.02            $ 1.40            $   --            $(0.92)           $17.12        8.98%
    1999 ........  16.48            0.05              2.70             (0.06)            (2.55)            16.62       17.83
    1998 ........  15.09            0.09              3.96             (0.09)            (2.57)            16.48       29.51
    1997 ........  14.90            0.12              3.13             (0.12)            (2.94)            15.09       24.66
    1996 ........  12.18            0.12              3.32             (0.13)            (0.59)            14.90       28.97

GROWTH AND INCOME FUND (A)
  Trust Shares
    2000 ........ $16.09           $0.11            $ 0.55            $(0.10)           $(1.12)           $15.53        4.11%
    1999(1) .....  15.10            0.04              1.97             (0.02)            (1.00)            16.09       14.24
For the years ended November 30:
    1998 ........ $16.55            0.09              1.64             (0.09)            (3.09)            15.10       13.64
    1997 ........  13.39            0.14              3.24             (0.15)            (0.07)            16.55       25.41
    1996 ........  11.60            0.17              2.38             (0.17)            (0.59)            13.39       22.68

INVESTMENT GRADE BOND FUND
  Trust Shares
    2000 ........ $10.36           $0.61            $(0.78)           $(0.61)           $   --            $ 9.58       (1.76)%
    1999 ........  10.65            0.56             (0.11)            (0.56)            (0.18)            10.36        4.25
    1998 ........  10.16            0.60              0.49             (0.60)               --             10.65       10.92
    1997 ........  10.07            0.60              0.09             (0.60)               --             10.16        6.99
    1996 ........  10.26            0.60             (0.19)            (0.60)               --             10.07        4.02


                                                                                              RATIO OF NET
                                                         RATIO OF            RATIO OF          INVESTMENT
                                                            NET             EXPENSES TO        INCOME TO
                                        RATIO OF        INVESTMENT          AVERAGE NET        AVERAGE NET
                 NET ASSETS            EXPENSES TO        INCOME          ASSETS (EXCLUDING  ASSETS (EXCLUDING   PORTFOLIO
                   END OF                AVERAGE        TO AVERAGE          WAIVERS AND          WAIVERS AND     TURNOVER
                 PERIOD (000)           NET ASSETS      NET ASSETS        REIMBURSEMENTS)     REIMBURSEMENTS)      RATE
                 ------------          ------------    ------------       -----------------  -----------------    --------

CAPITAL APPRECIATION FUND
  TRUST SHARES
    2000 ........ $1,296,927              1.17%           0.10%               1.26%               0.01%            129%
    1999 ........  1,966,842              1.17            0.29                1.26                0.20             147
    1998 ........  1,532,587              1.16            0.61                1.27                0.50             194
    1997 ........  1,085,128              1.15            0.83                1.25                0.73             141
    1996 ........    981,498              1.15            0.90                1.27                0.78             156

GROWTH AND INCOME FUND (A)
  Trust Shares
    2000 ........ $  885,109              1.01%           0.76%               1.01%               0.76%             53%
    1999(1) .....    634,279              1.14            0.49                1.43                0.20              31

FOR THE YEARS ENDED NOVEMBER 30:
    1998 ........ $  577,042              1.03            0.63                1.21                0.45              71
    1997 ........    590,824              1.02            0.92                1.17                0.77             100
    1996 ........    553,648              1.02            1.38                1.17                1.23              82

INVESTMENT GRADE BOND FUND
  Trust Shares
    2000 ........ $  998,596              0.77%           6.05%               0.84%               5.98%            202%
    1999 ........  1,149,068              0.77            5.25                0.85                5.17             221
    1998 ........    793,488              0.76            5.67                0.86                5.57             109
    1997 ........    633,646              0.75            5.89                0.85                5.79             298
    1996 ........    599,514              0.75            5.81                0.87                5.69             184

(+) Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads.
(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(A) On May 24, 1999, the CrestFunds Value Fund exchanged all of its assets and certain liabilities for shares of the Growth and Income Fund. The CrestFunds Value Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

Amounts designated as "--" are either 0 or round to $0.

22 PROSPECTUS


FINANCIAL HIGHLIGHTS

For the Periods Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods


                                                 NET REALIZED
                 NET ASSET                           AND          DISTRIBUTIONS
                  VALUE            NET           UNREALIZED         FROM NET         DISTRIBUTIONS      NET ASSET
                 BEGINNING      INVESTMENT      GAINS (LOSSES)      INVESTMENT       FROM REALIZED      VALUE END      TOTAL
                 OF PERIOD     INCOME (LOSS)    ON INVESTMENTS        INCOME         CAPITAL GAINS      OF PERIOD    RETURN (+)
                 ---------     ------------     --------------    -------------      -------------      ---------    ----------

PRIME QUALITY MONEY MARKET FUND
  Trust Shares
    2000 ........ $ 1.00          $ 0.05            $   --            $(0.05)           $   --            $ 1.00        5.20%
    1999 ........   1.00            0.05                --             (0.05)               --              1.00        4.83
    1998 ........   1.00            0.05                --             (0.05)               --              1.00        5.22
    1997 ........   1.00            0.05                --             (0.05)               --              1.00        5.01
    1996 ........   1.00            0.05                --             (0.05)               --              1.00        5.25

SHORT-TERM BOND FUND
  Trust Shares
    2000 ........ $ 9.91          $ 0.53            $(0.25)           $(0.53)           $(0.01)           $ 9.65        2.87%
    1999 ........  10.05            0.51             (0.10)            (0.52)            (0.03)             9.91        4.06
    1998 ........   9.90            0.55              0.16             (0.55)            (0.01)            10.05        7.31
    1997 ........   9.86            0.53              0.07             (0.53)            (0.03)             9.90        6.30
    1996 ........   9.98            0.54             (0.10)            (0.54)            (0.02)             9.86        4.45

SMALL CAP GROWTH STOCK FUND
  Trust Shares
    2000 ........ $14.55          $(0.08)           $ 4.02            $   --            $(0.19)           $18.30       27.24%
    1999(1) .....  10.00           (0.05)             4.62                --             (0.02)            14.55       45.70

VALUE INCOME STOCK FUND
  Trust Shares
    2000 ........ $12.85          $ 0.23            $(1.49)           $(0.22)           $(0.99)           $10.38      (10.52)%
    1999 ........  13.90            0.24              1.02             (0.24)            (2.07)            12.85       11.13
    1998 ........  13.71            0.26              2.62             (0.27)            (2.42)            13.90       23.10
    1997 ........  13.15            0.30              2.32             (0.30)            (1.76)            13.71       22.18
    1996 ........  11.59            0.35              2.71             (0.34)            (1.16)            13.15       27.91


                                                                                             RATIO OF NET
                                                        RATIO OF            RATIO OF          INVESTMENT
                                                          NET             EXPENSES TO      INCOME (LOSS) TO
                                      RATIO OF        INVESTMENT          AVERAGE NET        AVERAGE NET
                 NET ASSETS          EXPENSES TO     INCOME (LOSS)      ASSETS (EXCLUDING  ASSETS (EXCLUDING    PORTFOLIO
                   END OF              AVERAGE        TO AVERAGE          WAIVERS AND         WAIVERS AND       TURNOVER
                 PERIOD (000)         NET ASSETS      NET ASSETS        REIMBURSEMENTS)     REIMBURSEMENTS)       RATE
                 ------------        ------------    ------------       -----------------  -----------------    --------

PRIME QUALITY MONEY MARKET FUND
  Trust Shares
    2000 ........ $3,311,229              0.60%           5.06%               0.75%               4.91%             --%
    1999 ........  3,903,232              0.60            4.69                0.77                4.52              --
    1998 ........  1,880,229              0.59            5.10                0.77                4.92              --
    1997 ........  1,086,555              0.58            4.90                0.76                4.72              --
    1996 ........  1,050,800              0.58            5.11                0.78                4.91              --

SHORT-TERM BOND FUND
  Trust Shares
    2000 ........ $  180,402              0.67%           5.40%               0.76%               5.31%             70%
    1999 ........    209,904              0.67            5.12                0.77                5.02             108
    1998 ........    120,422              0.66            5.47                0.79                5.34              87
    1997 ........     89,701              0.65            5.37                0.78                5.24             118
    1996 ........     91,156              0.65            5.39                0.81                5.23             163

SMALL CAP GROWTH STOCK FUND
  Trust Shares
    2000 ........ $  431,478              1.20%          (0.86)%              1.23%              (0.89)%           110%
    1999(1) .....    152,290              1.20           (0.48)               1.49               (0.77)             75

VALUE INCOME STOCK FUND
  Trust Shares
    2000 ........ $  921,797              0.89%           2.02%               0.89%               2.02%             62%
    1999 ........  1,589,951              0.92            1.91                0.92                1.91              69
    1998 ........  1,725,418              0.92            1.85                0.92                1.85              99
    1997 ........  1,488,062              0.91            2.40                0.91                2.40             105
    1996 ........  1,244,399              0.92            2.86                0.92                2.86             134

(+) Returns are for the period indicated and have not been annualized. Total return figures do not reflect applicable sales loads.
(1) Commenced operations on October 8, 1998. All ratios for the period have been annualized.

Amounts designated as "--" are either 0 or round to $0.


                                                                   PROSPECTUS 23

                                                                           NOTES

24 PROSPECTUS

NOTES

                                                                   PROSPECTUS 25

                                                                           NOTES

26 PROSPECTUS

NOTES

                                                                   PROSPECTUS 27

                                                                           NOTES

28 PROSPECTUS

NOTES

                                                                   PROSPECTUS 29

                      HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS


INVESTMENT ADVISER


Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303



DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP


More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated October 1, 2000, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.



ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:


BY TELEPHONE:  Call 1-800-428-6970


BY MAIL:  Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.

[SunTrust Logo Omitted]

[copyright] 2000 SunTrust is a registered service mark belonging exclusively to SunTrust Banks, Inc.


[401K Logo Omitted]

STI CLASSIC FUNDS-BALANCED FUND
TRUST SHARES


PROSPECTUS


OCTOBER 1, 2000



BALANCED FUND
   FOR PARTICIPANTS OF THE DEKALB
   COUNTY, GEORGIA BOARD OF
   EDUCATION TAX SHELTERED
   ANNUITY PLAN

INVESTMENT ADVISER
TO THE FUND:

TRUSCO CAPITAL MANAGEMENT, INC.
(the "Adviser")

[STI Logo Omitted]


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

ABOUT THIS PROSPECTUS


The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Shares of the Balanced Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:



2  PRINCIPAL INVESTMENT STRATEGIES AND RISKS,
   PERFORMANCE INFORMATION AND EXPENSES

4  MORE INFORMATION ABOUT RISK

4  MORE INFORMATION ABOUT FUND INVESTMENTS

4  INVESTMENT ADVISER AND PORTFOLIO MANAGERS

5  PURCHASING AND SELLING FUND SHARES

7  DIVIDENDS, DISTRIBUTIONS AND TAXES

8  FINANCIAL HIGHLIGHTS

14 HOW TO OBTAIN MORE INFORMATION ABOUT
   THE STI CLASSIC FUNDS


--------------------------------------------------------------------------------
[BRIEFCASE GRAPHIC OMITTED] FUND SUMMARY
[TELESCOPE GRAPHIC OMITTED] INVESTMENT STRATEGY
[INNERTUBE GRAPHIC OMITTED] WHAT ARE THE RISKS OF INVESTING?
[BULLSEYE GRAPHIC OMITTED] PERFORMANCE INFORMATION
[CHART GRAPHIC OMITTED] WHAT IS AN INDEX?
[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES
[MOUNTAINTOP GRAPHIC OMITTED] MORE INFORMATION ABOUT FUND INVESTMENTS
[MAGNIFIER GRAPHIC OMITTED] INVESTMENT ADVISER
[HANDSHAKE GRAPHIC OMITTED] PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------
OCTOBER 1, 2000

                                                                    PROSPECTUS 1

                                                         RISK/RETURN INFORMATION

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risks and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2 PROSPECTUS

BALANCED FUND


[BRIEFCASE GRAPHIC OMITTED]

FUND SUMMARY

INVESTMENT GOALS                     Capital appreciation and current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS
    PRIMARY                          U.S. common stocks
    SECONDARY                        Bonds
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY               Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY        Attempts to identify companies with a
                                     history of earnings growth and bonds with
                                     minimal risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                     Investors who want income from their
                                     investment, as well as an increase in its
                                     value
--------------------------------------------------------------------------------


[TELESCOPE GRAPHIC OMITTED]
INVESTMENT STRATEGY


The Balanced Fund invests in common and preferred stocks, convertible securities, U.S. government obligations and investment grade corporate bonds. In selecting stocks for the Fund, the Adviser attempts to identify high-quality companies with a history of above average earnings growth. In selecting bonds, the Adviser tries to minimize risk while attempting to outperform selected market indices. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.



[INNERTUBE GRAPHIC OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


[BULLSEYE GRAPHIC OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*


[BAR CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:


1995     25.51%
1996     12.13%
1997     21.14%
1998     19.55%
1999     4.66%

            BEST QUARTER              WORST QUARTER
               12.57%                    -5.70%
             (12/31/98)                 (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 4.24%.

                                                                    PROSPECTUS 3

                                                                   BALANCED FUND




THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX AND THE S&P 500 INDEX.

                                                       SINCE
TRUST SHARES                   1 YEAR     5 YEAR     INCEPTION
--------------------------------------------------------------------------------
Balanced Fund                   4.66%     16.36%      12.63%*
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Government/Credit Index        -2.15%      7.60%       5.67%**
--------------------------------------------------------------------------------
S&P 500 Index                  21.04%     28.55%      23.55%**
--------------------------------------------------------------------------------
 * SINCE 1/3/94
** SINCE 12/31/93



[CHART GRAPHIC OMITTED]
--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------


An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in this index are rated investment grade (BBB) or higher, with maturities of at least 1 year. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.



[COINS GRAPHIC OMITTED]
FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                             TRUST SHARES
Investment Advisory Fees                     0.95%
Other Expenses                               0.12%
                                             -----
Total Annual Fund Operating Expenses         1.07%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



      1 YEAR        3 YEARS       5 YEARS      10 YEARS
       $109          $340          $590         $1,306



--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------


Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.92% and 1.04%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

4 PROSPECTUS

MORE INFORMATION ABOUT RISK


[INNERTUBE GRAPHIC OMITTED]


MORE INFORMATION
ABOUT RISK


EQUITY RISK

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risk:

   CREDIT RISK

   The possibility that an issuer will be unable to make timely payments of either principal or interest.




[MOUNTAINTOP GRAPHIC OMITTED]
MORE INFORMATION ABOUT
FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.


[MAGNIFIER GRAPHIC OMITTED]
INVESTMENT ADVISER

The Investment Adviser (the "Adviser") makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


Trusco Capital Management, Inc. (Trusco), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Fund. As of July 1, 2000, Trusco had approximately $47 billion in assets under management. For the fiscal period ended May 31, 2000, the Adviser received advisory fees of:

BALANCED FUND                                      0.85%

                                                                    PROSPECTUS 5


                                              PURCHASING AND SELLING FUND SHARES



The Adviser may use its affiliates as brokers for Fund transactions.

For periods prior to January 1, 2000, STI Capital Management, N.A. ("STI"), a subsidiary of SunTrust Banks, Inc. served as the Investment Adviser to the Balanced Fund. On January 1, 2000, SunTrust Bank (formerly SunTrust Bank, Atlanta), a subsidiary of SunTrust Banks, Inc. succeeded STI as the Investment Adviser to the Fund. On July 1, 2000, SunTrust Banks, Inc. reorganized its money management units, including those of SunTrust Bank, into Trusco Capital Management, Inc. As a result, Trusco now serves as the Investment Adviser to each STI Classic Fund.


PORTFOLIO MANAGERS


The Balanced Fund is co-managed by Mr. Robert J. Rhodes, CFA, Mr. Earl L. Denney, CFA, and Mr. Dave E. West, CFA. Mr. Rhodes manages the equity portion of the Fund. Mr. Denney and Mr. West co-manage the fixed-income portion of the Fund. Mr. Rhodes is an Executive Vice President and head of the Equity Funds group at Trusco. Mr. Rhodes has been employed by Trusco since 1973 and was Director of Research at Trusco from 1980 to 2000. Mr. Rhodes has more than 27 years of investment experience. Mr. West has served as a Managing Director of STI and has worked there since 1985. In January 2000, Mr. West was named Managing Director of SunTrust Bank and is now a Managing Director of Trusco. Mr. West has more than 14 years of investment experience. Mr. Denney has served as Managing Director of STI since 1983. In January 2000, Mr. Denney was named Managing Director of SunTrust Bank and is now a Managing Director of Trusco. Mr. Denney has more than 21 years of investment experience.



[HANDSHAKE GRAPHIC OMITTED]
PURCHASING AND SELLING
FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Trust Shares of the Fund.


HOW TO PURCHASE FUND SHARES



The Fund offers Trust Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase Trust Shares through accounts made with financial institutions. Trust Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Trust Shares. The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.




WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV for the Fund, generally the Fund must receive your purchase order before 4:00 p.m. Eastern time.

6 PROSPECTUS


PURCHASING AND SELLING FUND SHARES

FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES, AND OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.


HOW THE FUND CALCULATES NAV

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.


HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

Holders of Trust Shares may sell shares by following the procedures established when they opened their account or accounts with the Fund or with their financial institution or intermediary. The sale price of each share will be the next NAV determined after the Fund receives your request.


RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within five Business Days after the Fund receives your request, but it may take up to seven days.


REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.


TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

                                                                    PROSPECTUS 7


DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND DISTRIBUTIONS


The Balanced Fund distributes its income quarterly and makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution. You will receive dividends and distributions in the form of additional Fund shares.



TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.


Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through a qualified tax sheltered annuity plan. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Withdrawals from the plan are subject to special tax rules and may be subject to a penalty tax in the case of premature withdrawals. You should consult your tax adviser about the tax consequences of plan withdrawals.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

8 PROSPECTUS

FINANCIAL HIGHLIGHTS




FINANCIAL HIGHLIGHTS


The table that follows presents performance information about Trust Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information for the Fund has been audited by Arthur Andersen LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies the Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-428-6970.




For the Periods Ended May 31,

For a Share Outstanding Throughout the Periods






                                                  NET REALIZED
                    NET ASSET                         AND           DISTRIBUTIONS
                      VALUE          NET           UNREALIZED         FROM NET        DISTRIBUTIONS     NET ASSET
                    BEGINNING     INVESTMENT         GAINS           INVESTMENT       FROM REALIZED     VALUE END      TOTAL
                    OF PERIOD      INCOME        ON INVESTMENTS        INCOME         CAPITAL GAINS     OF PERIOD     RETURN (+)
                    ---------     ----------     --------------     -------------     -------------     ---------     ----------

-------------
BALANCED FUND
-------------
  Trust Shares
    2000              $13.26       $ 0.32            $0.33             $(0.30)           $(0.24)         $13.37          5.02%
    1999               13.09         0.28             1.09              (0.28)            (0.92)          13.26         10.98
    1998               11.94         0.31             2.19              (0.32)            (1.03)          13.09         22.15
    1997               11.55         0.33             1.47              (0.32)            (1.09)          11.94         16.66
    1996               10.26         0.33             1.41              (0.34)            (0.11)          11.55         17.26



                                                                                                RATIO OF NET
                                                       RATIO OF             RATIO OF             INVESTMENT
                                                         NET               EXPENSES TO            INCOME TO
                                       RATIO OF       INVESTMENT          AVERAGE NET            AVERAGE NET
                      NET ASSETS      EXPENSES TO       INCOME          ASSETS (EXCLUDING     ASSETS (EXCLUDING      PORTFOLIO
                       END OF          AVERAGE        TO AVERAGE          WAIVERS AND            WAIVERS AND          TURNOVER
                     PERIOD (000)     NET ASSETS      NET ASSETS         REIMBURSEMENTS)       REIMBURSEMENTS)         RATE
                     -----------      -----------    -------------      -----------------     -----------------      ---------

-------------
BALANCED FUND
-------------
  Trust Shares
    2000               $223,634         0.97%           2.39%                1.07%                   2.29%              182%
    1999                251,752         0.97            2.19                 1.06                    2.10               179
    1998                188,465         0.96            2.51                 1.08                    2.39               154
    1997                151,358         0.95            2.89                 1.08                    2.76               197
    1996                111,638         0.95            3.00                 1.09                    2.86               155

(+) Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.

Amounts designated as "--" are either $0 or round to $0.

                                                                    PROSPECTUS 9

                                                                           NOTES

10 PROSPECTUS

NOTES

                                                                   PROSPECTUS 11

                                                                           NOTES

12 PROSPECTUS

NOTES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

14 PROSPECTUS


HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303




DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


LEGAL COUNSEL
Morgan, Lewis & Bockius LLP



More information about the Fund is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated October 1, 2000, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:


BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.

PROSPECTUS

INSTITUTIONAL SHARES




CLASSIC INSTITUTIONAL CASH MANAGEMENT
MONEY MARKET FUND

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES
MONEY MARKET FUND

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES
MONEY MARKET FUND




October 1, 2000

Investment Adviser to the Funds:

Trusco Capital Management, Inc.
(THE "ADVISER")


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                      (THIS PAGE LEFT INTENTIONALLY BLANK)

                              ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares of the Classic Institutional Money Market Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOLLOWING THE TABLE OF CONTENTS, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                          Page


   CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND ...............   2
   CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND ....   4
   CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND ......   6
   MORE INFORMATION ABOUT FUND INVESTMENTS ...............................   8
   INVESTMENT ADVISER AND PORTFOLIO MANAGERS .............................   8
   PURCHASING AND SELLING FUND SHARES ....................................   8
   DIVIDENDS AND DISTRIBUTIONS ...........................................  10
   TAXES .................................................................  10
   FINANCIAL HIGHLIGHTS ..................................................  11
   HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS ....  Back Cover





--------------------------------------------------------------------------------
                 RISK/RETURN INFORMATION COMMON TO THE FUNDS

    Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

    Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the
    FDIC or any government agency.
--------------------------------------------------------------------------------

2

CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL                    As high a level of current income as is
                                   consistent with preservation of capital and
                                   liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Money market instruments
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to increase income without adding
                                   undue risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Conservative investors seeking current income
                                   through a liquid investment
--------------------------------------------------------------------------------


INVESTMENT STRATEGY

The Classic Institutional Cash Management Money Market Fund invests in high quality U.S. dollar-denominated money market instruments. The Fund invests in obligations of (i) the U.S. Treasury, (ii) agencies and instrumentalities of U.S. and foreign governments, (iii) domestic and foreign banks, (iv) domestic and foreign corporate issuers, and (v) supranational entities, as well as repurchase agreements. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing maturity, yields, market sectors and credit risk. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

WHAT ARE THE RISKS OF INVESTING
IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or the agency's own resources.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES FROM YEAR TO YEAR.*


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
1996     5.47%
1997     5.63%
1998     5.52%
1999     5.12%


          BEST QUARTER        WORST QUARTER
              1.41%               1.19%
           (12/31/97)           (6/30/99)


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.97%.

3

--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE IMONEYNET, INC. FIRST TIER INSTITUTIONS-ONLY AVERAGE.

INSTITUTIONAL SHARES         1 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------
Classic Institutional
Cash Management
Money Market Fund            5.12%         5.46%*
--------------------------------------------------------------------------------
iMoneyNet, Inc.
First Tier Institutions-Only
Average                      4.94%         5.24%**
--------------------------------------------------------------------------------

 * SINCE 10/25/95
** SINCE 10/31/95

TO OBTAIN INFORMATION ABOUT THE FUND'S YIELD, CALL 1-800-814-3397.


--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------

An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. First Tier Institutions-Only Average is a widely-recognized composite of money market funds which invest in securities rated Prime-1 by Moody's or A-1 by Standard & Poor's.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                  INSTITUTIONAL SHARES
Investment Advisory Fees                  0.20%
Other Expenses                            0.10%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses      0.30%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 YEAR     3 YEARS      5 YEARS     10 YEARS
       $31        $97         $169         $381

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------


Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.17% and 0.25%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

4

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL                    High current income to the extent consistent
                                   with the preservation of capital and the
                                   maintenance of liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   U.S. Treasury and government agency
                                   securities, and repurchase agreements
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to increase income without adding
                                   undue risk by analyzing yields
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Conservative investors seeking current income
                                   through a liquid investment
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Classic Institutional U.S. Government Securities Money Market Fund invests exclusively in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, repurchase agreements involving these securities, and shares of registered money market funds that invest in the foregoing. In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing yields. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

WHAT ARE THE RISKS OF INVESTING
IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The following bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

5

--------------------------------------------------------------------------------

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES FROM YEAR TO YEAR.*

[GRAPHIC OMITTED]


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
1995     5.89%
1996     5.31%
1997     5.50%
1998     5.36%
1999     4.99%

          BEST QUARTER        WORST QUARTER
              1.49%               1.17%
            (6/30/95)           (6/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.88%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE IMONEYNET, INC. GOVERNMENT-ONLY INSTITUTIONS-ONLY AVERAGE.

                                               SINCE
INSTITUTIONAL SHARES      1 YEAR    5 YEARS  INCEPTION
--------------------------------------------------------------------------------
Classic Institutional
U.S. Government
Securities Money
Market Fund                4.99%    5.41%     5.37%*
--------------------------------------------------------------------------------
iMoneyNet, Inc.
Government-Only
Institutions-Only Average  4.68%    5.13%     5.10%**
--------------------------------------------------------------------------------

 * SINCE 8/1/94
** SINCE 7/31/94

TO OBTAIN INFORMATION ABOUT THE FUND'S YIELD, CALL 1-800-814-3397.

--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------

An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. Government-Only Institutions-Only Average is a widely-recognized composite of money market funds which invest in U.S. Treasury Bills, repurchase agreements, or securities issued by agencies of the U.S. government.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                   INSTITUTIONAL SHARES
Investment Advisory Fees                  0.20%
Other Expenses                            0.10%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses      0.30%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 YEAR     3 YEARS      5 YEARS     10 YEARS
       $31        $97         $169         $381

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------


Every mutual fund has operating expenses to pay for professional Advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.19% and 0.27%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

6

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL                    As high a level of current income as is
                                   consistent with preservation of capital and
                                   liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   U.S. Treasury securities and repurchase
                                   agreements
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to increase income without adding
                                   undue risk by analyzing yields
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Conservative investors seeking current income
                                   through a liquid investment
--------------------------------------------------------------------------------


INVESTMENT STRATEGY

The Classic Institutional U.S. Treasury Securities Money Market Fund invests exclusively in U.S. Treasury Bills, Notes, Bonds and components of these securities, and repurchase agreements collateralized by these securities. The Fund limits its investments so as to obtain the highest investment quality rating by a nationally recognized statistical rating organization (AAA by Standard & Poor's). In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing yields for various maturities. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

WHAT ARE THE RISKS OF INVESTING
IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES FROM YEAR TO YEAR.*


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
1997     5.44%
1998     5.30%
1999     4.83%

          BEST QUARTER        WORST QUARTER
              1.37%               1.13%
            (9/30/97)           (6/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.82%.

7

--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999, TO THOSE OF THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE.

INSTITUTIONAL SHARES        1 YEAR    SINCE INCEPTION
--------------------------------------------------------------------------------
Classic Institutional
U.S. Treasury Securities
Money Market Fund            4.83%         5.19%*
--------------------------------------------------------------------------------
iMoneyNet, Inc.
U.S. Treasury and
Repo Average                 4.36%         4.69%**
--------------------------------------------------------------------------------

 * SINCE 12/12/96
** SINCE 11/30/96

TO OBTAIN INFORMATION ABOUT THE FUND'S YIELD, CALL 1-800-814-3397.


--------------------------------------------------------------------------------
WHAT IS AN AVERAGE?
--------------------------------------------------------------------------------

An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. U.S. Treasury & Repo Average is a widely-recognized composite of money market funds which invest in U.S. Treasury securities and repurchase agreements backed by these securities.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                  INSTITUTIONAL SHARES
Investment Advisory Fees                  0.20%
Other Expenses                            0.10%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses      0.30%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 YEAR     3 YEARS      5 YEARS     10 YEARS
       $31        $97         $169         $381

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.19% and 0.27%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

8

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT FUND INVESTMENTS


This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).


THE INVESTMENT ADVISER

The Investment Adviser (the "Adviser") makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


Trusco Capital Management, Inc. (Trusco), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Funds. As of July 1, 2000, Trusco had approximately $47 billion in assets under management. For the fiscal period ended May 31, 2000, the Adviser received advisory fees of:


   CLASSIC INSTITUTIONAL CASH MANAGEMENT
     MONEY MARKET FUND                         0.17%

   CLASSIC INSTITUTIONAL U.S. GOVERNMENT
     SECURITIES MONEY MARKET FUND              0.17%

   CLASSIC INSTITUTIONAL U.S. TREASURY
     SECURITIES MONEY MARKET FUND              0.16%

The Adviser may use its affiliates as brokers for Fund transactions.


PORTFOLIO MANAGERS

Mr. Robert S. Bowman, CFA, has served as a Vice President of Trusco since January 1999. He has managed the Classic Institutional Cash Management Money Market Fund since it began operating in October 1995, and has managed the Classic Institutional U.S. Government Securities Money Market Fund since 1995. Prior to joining Trusco, Mr. Bowman served as an assistant trader from 1994 to 1995 and Vice President of Crestar Asset Management Company since 1995. He has more than 6 years of investment experience.

Mr. David S. Yealy has served as a Managing Director of Trusco since July 2000. He has managed the Classic Institutional U.S. Treasury Securities Money Market Fund since it began operating in December 1996. Prior to July 2000, Mr. Yealy was a First Vice President of Trusco and has worked there since 1991. He has more than 15 years of investment experience.

PURCHASING AND SELLING
FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Shares of the Funds.

HOW TO PURCHASE FUND SHARES

The Funds offer Institutional Shares primarily to various institutional investors, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. Shares are sold without a sales charge, although institutions may charge their customers for services provided in connection with the purchase of shares. Institutional shares will be held of record by (in the name of) your institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Institutional Shares. The Funds may reject any purchase order if it is determined that accepting the order would not be in the best interest of the STI Classic Funds or its shareholders.

9

--------------------------------------------------------------------------------

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange and the Federal Reserve are open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time). So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Funds must generally receive your order before 3:00 p.m. Eastern time and federal funds (readily available funds) before 4:00 p.m. Eastern time.

FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES AND OTHER INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO YOUR INSTITUTION, INCLUDING SUBSIDIARIES OF SUNTRUST AND ITS AFFILIATES, AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS YOUR INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, the Funds generally value their investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $10,000,000.

HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting the Funds. If you are a customer of SunTrust or another institution, you must contact that institution directly for information about how to sell your shares including any specific cut-off times required.

Redemption orders must be sent to the Funds by the institutional investor as the record owner of shares. If you own Institutional Shares through an institution, you may sell shares by following the procedures established when you opened your account or accounts with your institution.

Redemption orders must be received by the Funds on a Business Day before 3:00 p.m. Eastern time. Orders received after 3:00 p.m. Eastern time will be executed the following Business Day.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after the Funds receive your request, but it may take up to seven days.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) a Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price

10

--------------------------------------------------------------------------------

(redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you transact with the Fund over the telephone, you will generally bear the risk of any loss.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares dividends daily and distributes its income monthly. Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

11

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about Institutional Shares of each Classic Institutional Money Market Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each Fund, except the Classic Institutional Cash Management Money Market Fund and Classic Institutional U.S. Government Securities Money Market Fund for periods prior to May 31, 1999, have been audited by Arthur Andersen LLP, independent public accountants. The financial highlights for the Classic Institutional Cash Management Money Market Fund and the Classic Institutional U.S. Government Securities Money Market Fund for the periods from inception through January 31, 1999 have been audited by PricewaterhouseCoopers LLP, independent public accountants. The report of Arthur Andersen LLP, along with each Fund's financial statements, appears in the annual reports that accompanies the SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-428-6970.

12

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For the Periods Ended May 31, (unless otherwise noted)

For a Share Outstanding Throughout the Periods


                                                                                                                      Ratio of Net
                                                                                                      Ratio of         Investment
                                                                                         Ratio of    Expenses to       Income to
                                                                               Ratio of     Net      Average Net      Average Net
          Net Asset            Distributions                                   Expenses  Investment     Assets           Assets
            Value       Net      from Net    Net Asset            Net Assets  to Average Income to   (Excluding       (Excluding
          Beginning Investment  Investment   Value End  Total       End of        Net     Average    Waivers and      Waivers and
          of Period   Income      Income     of Period Return(+) Period (000)   Assets   Net Assets Reimbursements)  Reimbursements)
          --------- ---------- ------------- --------- --------- ------------ ---------- ---------- --------------- ----------------
-----------------------------------------------------------
CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND (A)
-----------------------------------------------------------
Institutional Shares
   2000     $1.00     $0.05      $(0.05)       $1.00     5.56%    $2,311,685     0.25%      5.42%        0.30%            5.37%
   1999*     1.00      0.02       (0.02)        1.00     1.58      1,888,483     0.25       4.79         0.35             4.69
   For the years ended January 31:
   1999      1.00      0.05       (0.05)        1.00     5.46        884,490     0.23       5.31         0.35             5.19
   1998      1.00      0.06       (0.06)        1.00     5.66        740,837     0.20       5.52         0.36             5.36
   1997      1.00      0.05       (0.05)        1.00     5.45        477,435     0.20       5.33         0.38             5.15
   1996(B)   1.00      0.02       (0.02)        1.00     5.82        382,632     0.20       5.61         0.40             5.41
----------------------------------------------------------------------
CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND (C)
----------------------------------------------------------------------
Institutional Shares
   2000     $1.00     $0.05      $(0.05)       $1.00     5.39%     $ 650,626     0.25%      5.27%        0.29%            5.23%
   1999*     1.00      0.02       (0.02)        1.00     1.56        617,089     0.25       4.73         0.36             4.62
   For the years ended January 31:
   1999      1.00      0.05       (0.05)        1.00     5.30        688,031     0.23       5.18         0.36             5.05%
   1998      1.00      0.05       (0.05)        1.00     5.52        789,410     0.20       5.39         0.37             5.22%
   1997      1.00      0.05       (0.05)        1.00     5.29        586,731     0.20       5.17         0.37             5.00%
   1996      1.00      0.06       (0.06)        1.00     5.88        514,870     0.20       5.72         0.37             5.55%
----------------------------------------------------------------
CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND
----------------------------------------------------------------
Institutional Shares
   2000     $1.00     $0.05      $(0.05)       $1.00     5.25%     $ 329,725     0.25%      5.17%        0.31%            5.11%
   1999      1.00      0.05       (0.05)        1.00     4.97        283,525     0.20       4.83         0.47             4.56
   1998      1.00      0.05       (0.05)        1.00     5.50        140,334     0.18       5.34         0.38             5.14
   1997(D)   1.00      0.02       (0.02)        1.00     2.46         20,238     0.09       5.27         0.51             4.85

(A) On May 17, 1999, the Arbor Prime Obligations Fund exchanged all of its assets and certain liabilities for shares of the Classic Institutional Cash Management Money Market Fund. The Arbor Prime Obligations Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 17, 1999 have been carried forward in these financial highlights.
(B) Commenced operations on October 25, 1995. All ratios for the period have been annualized.
(C) On May 24, 1999, the Arbor U.S. Government Securities Money Fund exchanged all of its assets and certain liabilities for shares of the Classic Institutional U.S. Government Securities Money Market Fund. The Arbor U.S. Government Securities Money Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.
(D) Commenced operations on December 12, 1996. All ratios for the period have been annualized.
(+) Returns are for the period indicated and have not been annualized.
 * For the period February 1, 1999 to May 31, 1999. All ratios for the period have been annualized.

--------------------------------------------------------------------------------

NOTES

STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated October 1, 2000, includes detailed information about the STI Classic Institutional Money Market Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS


These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                                                        XXX-XXXX

                         PROSPECTUS
                         CORPORATE TRUST SHARES




                         CLASSIC INSTITUTIONAL
                         U.S. TREASURY SECURITIES
                         MONEY MARKET FUND





                         October 1, 2000

                         Investment Adviser to the Fund:

                         Trusco Capital Management, Inc.
                         (THE "ADVISER")

      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                      (THIS PAGE LEFT INTENTIONALLY BLANK)

                              ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Corporate Trust Shares of the Classic Institutional U.S. Treasury Securities Money Market Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOLLOWING THE TABLE OF CONTENTS, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                        Page
  PRINCIPAL INVESTMENT STRATEGIES AND RISKS,
  PERFORMANCE INFORMATION AND EXPENSES ...........................         2
  MORE INFORMATION ABOUT FUND INVESTMENTS ........................         4
  INVESTMENT ADVISER AND PORTFOLIO MANAGER .......................         4
  PURCHASING AND SELLING FUND SHARES .............................         4
  DIVIDENDS AND DISTRIBUTIONS ....................................         6
  TAXES ..........................................................         6
  FINANCIAL HIGHLIGHTS ...........................................         7
  HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS .....Back Cover


--------------------------------------------------------------------------------
                             RISK/RETURN INFORMATION

    The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

    The Fund has an investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.
--------------------------------------------------------------------------------

2

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT GOAL                    As high a level of current income as is
                                   consistent with preservation of capital and
                                   liquidity
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   U.S. Treasury securities and repurchase
                                   agreements
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to increase income without adding
                                   undue risk by analyzing yields
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Conservative investors seeking current income
                                   through a liquid investment
--------------------------------------------------------------------------------


INVESTMENT STRATEGY

The Classic Institutional U.S. Treasury Securities Money Market Fund invests exclusively in U.S. Treasury Bills, Notes, Bonds and components of these securities and repurchase agreements collateralized by these securities. The Fund limits its investments so as to obtain the highest investment quality rating by a nationally recognized statistical rating organization (AAA by Standard & Poor's). In selecting investments for the Fund, the Adviser tries to increase income without adding undue risk by analyzing yields for various maturities. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

WHAT ARE THE RISKS OF INVESTING
IN THIS FUND?

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES FROM YEAR TO YEAR FOR THE PAST THREE YEARS. SINCE INSTITUTIONAL SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, RETURNS FOR CORPORATE TRUST SHARES WILL BE SUBSTANTIALLY SIMILAR TO THOSE OF THE INSTITUTIONAL SHARES, SHOWN HERE, AND WILL DIFFER ONLY TO THE EXTENT THAT EACH CLASS HAS DIFFERENT EXPENSES.*


[BAR GRAPH OMITTED]
Points are as follows: 1997   5.44%
                       1998   5.30%
                       1999   4.83%

         BEST QUARTER         WORST QUARTER
              1.37%               1.13%
            (9/30/97)           (6/30/99)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/00 TO 6/30/00 WAS 2.82%.

3


--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999 TO THOSE OF THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE.

INSTITUTIONAL SHARES         1 YEAR   SINCE INCEPTION

-----------------------------------------------------
Classic Institutional
U.S. Treasury Securities
Money Market Fund            4.83%         5.19%*
-----------------------------------------------------

iMoneyNet, Inc.
U.S. Treasury &
Repo Average                 4.36%         4.69%**
-----------------------------------------------------
 * SINCE 12/12/96
** SINCE 11/30/96

TO OBTAIN INFORMATION ABOUT THE FUND'S YIELD, CALL 1-800-814-3397.

-----------------------------------------------------
WHAT IS AN AVERAGE?
-----------------------------------------------------

An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. U.S. Treasury & Repo Average is a widely-recognized composite of money market funds which invest in U.S. Treasury securities and repurchase agreements backed by these securities.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

-----------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


-----------------------------------------------------
                                 CORPORATE TRUST SHARES
Investment Advisory Fees                 0.20%
Other Expenses                           0.30%
-----------------------------------------------------
Total Annual Fund Operating Expenses     0.50%

-----------------------------------------------------
EXAMPLE
-----------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 YEAR     3 YEARS      5 YEARS     10 YEARS
       $51       $160         $280         $628
-----------------------------------------------------
FUND EXPENSES
-----------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses will be lower because the Adviser is voluntarily waiving a portion of its fees. Actual Investment Advisory Fees and Total Operating Expenses are 0.19% and 0.47%, respectively. The Adviser could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Adviser."

4

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT
FUND INVESTMENTS



This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).


INVESTMENT ADVISER

The Investment Adviser (the "Adviser") makes investment decisions for the Fund and continuously reviews, supervises and administers its Fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Trusco Capital Management, Inc. (Trusco) 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Fund. As of July 1, 2000, Trusco had approximately $47 billion in assets under management.

For the period ended May 31, 2000, the Adviser received advisory fees of 0.16% for the Fund.

The Adviser may use its affiliates as brokers for Fund transactions.

PORTFOLIO MANAGER

Mr. David S. Yealy has served as a Managing Director of Trusco since July 2000. He has managed the Classic Institutional U.S. Treasury Securities Money Market Fund since it began operating in December 1996. Prior to July 2000, Mr. Yealy was a First Vice President of Trusco and has worked there since 1991. He has more than 15 years of investment experience.


PURCHASING AND SELLING
FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Corporate Trust Shares of the Fund.

HOW TO PURCHASE FUND SHARES

The Fund offers Corporate Trust Shares only to accounts of various banking subsidiaries of SunTrust Banks, Inc. which are administered by the Corporate Trust Division (SunTrust). Shares are sold without a sales charge. Corporate Trust Shares will be held of record by (in the name of) SunTrust. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Corporate Trust Shares. The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interest of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange and the Federal Reserve are open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives the purchase order. The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, for you to be eligible to receive dividends declared on the day that purchase order is submitted, the Fund must generally receive that order before 3:00 p.m. Eastern time and federal funds (readily available funds) before 4:00 p.m. Eastern time.

5

--------------------------------------------------------------------------------
FOR CUSTOMERS OF SUNTRUST, ITS AFFILIATES AND
OTHER FINANCIAL INSTITUTIONS

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST AT AN EARLIER TIME THAN THOSE LISTED ABOVE FOR YOUR TRANSACTION TO BE BECOME EFFECTIVE THAT DAY. THIS ALLOWS SUNTRUST TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR THE TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOVE HOW TO PURCHASE OR SELL FUND SHARES THROUGH YOUR ACCOUNT, INCLUDING SPECIFIC INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT SUNTRUST DIRECTLY.

HOW THE FUND CALCULATES NAV

In calculating NAV, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust. SunTrust will provide information about how to sell your shares including any specific cut-off times required.

Redemption orders must be sent to the Fund by SunTrust as the record owner of shares. If you own Corporate Trust Shares through a subsidiary of SunTrust you may sell shares by following the procedures established when you opened your account or accounts.

Redemption orders must be received by the Fund on a Business Day before 3:00 p.m. Eastern time. Orders received after 3:00 p.m. Eastern time will be executed the following Business Day.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within five Business Days after the Fund receives your request, but it may take up to seven days.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you transact with the Fund over the telephone, you will generally bear the risk of any loss.

6

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its income monthly. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.


TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

7


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Corporate Trust Shares of the Classic Institutional U.S. Treasury Securities Money Market Fund. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for this Fund have been audited by Arthur Andersen LLP, independent public accountants. The report of Arthur Andersen LLP, along with the Fund's financial statements, appears in the annual reports that accompanies the SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-428-6970.

8


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For the Periods Ended May 31,

For a Share Outstanding Throughout the Periods

                                                                                                                      Ratio of Net
                                                                                                      Ratio of         Investment
                                                                                         Ratio of    Expenses to       Income to
                                                                               Ratio of     Net      Average Net      Average Net
          Net Asset    Net      Distributions                                   Expenses  Investment     Assets           Assets
            Value    Investment   from Net   Net Asset            Net Assets  to Average Income to   (Excluding       (Excluding
          Beginning   Income    Investment   Value End   Total       End of       Net     Average    Waivers and      Waivers and
          of Period   (Loss)      Income     of Period  Return(+) Period (000)  Assets   Net Assets Reimbursements)  Reimbursements)
          --------- ---------- ------------- ---------  --------- ------------ ---------- ---------- --------------- ---------------

------------------------------------------------------------------------------------------------------------------------------------
CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
Corporate Trust Shares
2000*       $1.00      $0.05      $(0.05)      $1.00     5.02%    $1,138,541     0.45%      4.93%        0.49%            4.89%

(+)   Returns are for the period indicated and have not been annualized.
 *    Commenced operations on June 3, 1999. All ratios for the period have been annualized.

--------------------------------------------------------------------------------
NOTES

STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated October 1, 2000, includes detailed information about the STI Classic Institutional Money Market Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                               STI CLASSIC FUNDS

                              INVESTMENT ADVISER:


                        TRUSCO CAPITAL MANAGEMENT, INC.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of the STI Classic Funds (the "Trust") and should be read in conjunction with the Trust's prospectuses dated October 1, 2000. Prospectuses may be obtained through the Distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456.



                               TABLE OF CONTENTS                           PAGE


THE TRUST...................................................................B-2
ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS..................................B-3
DESCRIPTION OF PERMITTED INVESTMENTS.......................................B-18
INVESTMENT POLICIES........................................................B-34
PROPOSED FUNDAMENTAL INVESTMENT POLICIES...................................B-37
INVESTMENT ADVISER.........................................................B-38
THE ADMINISTRATOR..........................................................B-41
THE DISTRIBUTOR............................................................B-43
THE TRANSFER AGENT.........................................................B-49
THE CUSTODIAN..............................................................B-49
CODES OF ETHICS............................................................B-50
INDEPENDENT PUBLIC ACCOUNTANTS.............................................B-50
LEGAL COUNSEL..............................................................B-50
TRUSTEES AND OFFICERS OF THE TRUST.........................................B-50
PERFORMANCE INFORMATION....................................................B-53
COMPUTATION OF YIELD.......................................................B-53
CALCULATION OF TOTAL RETURN................................................B-58
PURCHASING SHARES..........................................................B-63
REDEEMING SHARES...........................................................B-63
DETERMINATION OF NET ASSET VALUE...........................................B-64
TAXES    ..................................................................B-65
FUND TRANSACTIONS..........................................................B-67
TRADING PRACTICES AND BROKERAGE............................................B-68
DESCRIPTION OF SHARES......................................................B-73
SHAREHOLDER LIABILITY......................................................B-73
LIMITATION OF TRUSTEES' LIABILITY..........................................B-74
5% AND 25% SHAREHOLDERS....................................................B-74
APPENDIX ...................................................................A-1
FINANCIAL STATEMENTS........................................................F-1

THE TRUST

STI Classic Funds (the "Trust") is a diversified, open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate series (each a "Fund" and collectively, the "Funds") of units of beneficial interest ("shares") and different classes of shares of each Fund. Shareholders at present may purchase shares of the Funds through one, two or three separate classes (Trust Shares, Investor Shares and Flex Shares), which provide for variations in sales charges, distribution costs, transfer agent fees, voting rights and dividends. Except for these differences, each share of each Fund represents an equal proportionate interest in that Fund. See "Description of Shares." This Statement of Additional Information relates to each class of the following Funds:



                                                               TRUST SHARES            INVESTOR SHARES             FLEX SHARES
                                                               ------------            ---------------             -----------
EQUITY FUNDS
------------
Capital Appreciation Fund                                   [check mark omitted]    [check mark omitted]       [check mark omitted]
Core Equity Fund                                            [check mark omitted]                               [check mark omitted]
E-Commerce Opportunity Fund                                 [check mark omitted]                               [check mark omitted]
Growth and Income Fund                                      [check mark omitted]    [check mark omitted]       [check mark omitted]
International Equity Fund                                   [check mark omitted]    [check mark omitted]       [check mark omitted]
International Equity Index Fund                             [check mark omitted]    [check mark omitted]       [check mark omitted]
Mid-Cap Equity Fund                                         [check mark omitted]    [check mark omitted]       [check mark omitted]
Small Cap Value Equity Fund                                 [check mark omitted]                               [check mark omitted]
Small Cap Growth Stock Fund                                 [check mark omitted]    [check mark omitted]       [check mark omitted]
Tax Sensitive Growth Stock Fund                             [check mark omitted]                               [check mark omitted]
Value Income Stock Fund                                     [check mark omitted]    [check mark omitted]       [check mark omitted]


BALANCED FUND
-------------
Balanced Fund                                               [check mark omitted]    [check mark omitted]       [check mark omitted]


BOND FUNDS
----------
High Income Fund                                                                                               [check mark omitted]
Investment Grade Bond Fund                                  [check mark omitted]    [check mark omitted]       [check mark omitted]
Limited-Term Federal Mortgage Securities Fund               [check mark omitted]    [check mark omitted]       [check mark omitted]
Short-Term Bond Fund                                        [check mark omitted]    [check mark omitted]       [check mark omitted]
Short-Term U.S. Treasury Securities Fund                    [check mark omitted]    [check mark omitted]       [check mark omitted]
U.S. Government Securities Fund                             [check mark omitted]    [check mark omitted]       [check mark omitted]


TAX-EXEMPT BOND FUNDS
---------------------
Florida Tax-Exempt Bond Fund                                [check mark omitted]    [check mark omitted]       [check mark omitted]
Georgia Tax-Exempt Bond Fund                                [check mark omitted]    [check mark omitted]       [check mark omitted]
Investment Grade Tax-Exempt Bond Fund                       [check mark omitted]    [check mark omitted]       [check mark omitted]
Maryland Municipal Bond Fund                                [check mark omitted]                               [check mark omitted]
Virginia Intermediate Municipal Bond Fund                   [check mark omitted]    [check mark omitted]
Virginia Municipal Bond Fund                                [check mark omitted]                               [check mark omitted]

                                                                TRUST SHARES          INVESTOR SHARES               FLEX SHARES
                                                                ------------          ---------------               -----------
MONEY MARKET FUNDS
------------------
Prime Quality Money Market Fund                             [check mark omitted]    [check mark omitted]       [check mark omitted]
Tax-Exempt Money Market Fund                                [check mark omitted]    [check mark omitted]
U.S. Government Securities Money Market Fund                [check mark omitted]    [check mark omitted]
U.S. Treasury Money Market Fund                             [check mark omitted]
Virginia Tax-Free Money Market Fund                         [check mark omitted]    [check mark omitted]

LIFE VISION FUNDS
-----------------
Life Vision Moderate Growth Fund                            [check mark omitted]
Life Vision Growth and Income Fund                          [check mark omitted]
Life Vision Aggressive Growth Fund                          [check mark omitted]

These various series are collectively referred to herein as the "Funds."

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services, and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation, and other extraordinary expenses, brokerage costs, interest charges, taxes, and organization expenses.

ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS

EQUITY FUNDS

CAPITAL APPRECIATION FUND


The Capital Appreciation Fund invests primarily (at least 65% of its assets) in a diversified portfolio of common stocks, warrants, and securities convertible into common stocks of companies which the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. In selecting securities for the Fund, the Adviser will evaluate factors believed to affect capital appreciation such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team. Dividend and interest income should be considered incidental to the growth of capital. Under normal conditions, at least 65% of the total assets of the Fund will be invested in common stocks.

All of the common stocks in which the Fund invests are traded on registered exchanges or on the over-the-counter market in the United States. Assets of the Fund not invested in the securities described above may be invested in U.S. dollar denominated equity securities of foreign issuers (including sponsored American Depositary Receipts ("ADRs") that are traded on exchanges or listed on National Association of Securities Dealers Automated Quotations ("NASDAQ"); securities issued by money market mutual funds; pay-in-kind securities; and bonds. The bonds that the Fund may purchase may be rated in any rating category or may be unrated, provided that no more than 10% of the Fund's total assets will be invested in bonds rated below BBB by Standard & Poor's Corporation ("S&P"), rated below Baa by Moody's Investors Services, Inc. ("Moody's"), or of comparable quality not rated by S&P or Moody's. In addition, the Fund may invest up to 10% of its assets in restricted securities.

GROWTH AND INCOME FUND

The Growth and Income Fund's primary objective is to provide long-term capital appreciation and, as a secondary objective, current income, by investing primarily in income producing equity securities of companies with large market capitalizations.

The Fund's investments will be broadly diversified among major economic sectors and among those securities with above-average total return potential. A number of valuation criteria are considered in the equity selection process, the principal one being the issue's price to earnings ("P/E") ratio in relation to other stocks in the same industry. Stocks with the lowest P/E ratios, along with strong financial quality and above-average earnings potential, are selected to secure the best relative values in each economic sector. The Adviser believes that this approach will produce a portfolio with less volatility and greater dividend yield than the market as a whole. The Fund will invest primarily in the income producing equity securities of companies with market capitalizations of at least $1 billion.


The Fund will invest primarily (at least 65% of its assets) in domestic and foreign common stock and in securities convertible into common stock, such as convertible bonds and convertible preferred stock rated investment-grade. The Adviser will select stocks for this Fund from a list of companies traded in the U.S. securities markets, including sponsored ADRs of qualifying foreign companies. A qualitative screening process is employed to exclude companies with poor earnings results or highly leveraged balance sheets in an effort to construct a portfolio with low risk characteristics relative to the major stock market indices, although it is not the intention of the Fund to match the risk or performance characteristics of any index. As a non-fundamental investment policy, the Fund may, to the extent consistent with its investment objective, invest in any debt security in which the Investment Grade Bond Fund or the Short Term Bond Fund may invest. As a non-fundamental investment policy, the Fund may also invest up to 10% of its assets in the U.S. Treasury obligations.

Although the Fund intends, under normal circumstances, to be fully invested at all times in the securities mentioned above, the Fund may make substantial temporary investments in high-quality, short-term debt securities and money market instruments, including repurchase agreements, and in shares of other open-end management investment companies which invest primarily in money market instruments, when the Adviser believes market conditions warrant a defensive position. Should the Fund elect to purchase shares of money market funds, it will incur additional expenses charged by that money market fund, such as management fees.


INTERNATIONAL EQUITY FUND

The International Equity Fund, under normal market conditions, will invest at least 65% of its assets in equity securities of foreign issuers consisting of: common and preferred stocks, warrants, options and securities convertible into common stock.

Securities of foreign issuers purchased by the Fund may be purchased in foreign markets, on United States registered exchanges, the over-the-counter market or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs").

The Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a specified currency, at a specified future date, at a specified price. The Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. The Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the portfolios exposure to changes in dollar exchange rates.

The Fund expects to be fully invested in the investments described above, but may invest up to 35% of its total assets in bonds and debentures issued by non-U.S. or U.S. companies, securities issued or guaranteed by foreign or U.S. governments and foreign and U.S. commercial paper. The Fund may invest in futures contracts, including stock index futures contracts, and options on futures contracts. The bonds that the Fund may purchase may be rated in any rating category or may be unrated provided that no more than 10% of the Fund's total assets will be invested in bonds rated below BBB by S&P, rated below Baa by Moody's, or of comparable quality not rated by S&P or Moody's. When investing in bonds, the Fund may seek capital gains by taking advantage of price appreciation caused by interest rate and credit quality changes. The Fund may also purchase shares of closed-end investment companies that invest in the securities of issuers in a single country or region. The Fund is also permitted to acquire floating and variable rate securities, purchase securities on a when-issued basis and purchase illiquid securities.

The Fund will invest in the foreign issues of at least three different countries outside the United States. A foreign issue is one the issuer of which (i) is organized under the laws of a specific country, or for which the principal securities trading market is in a specific country or (ii) derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a specific country or which have at least 50% of its assets situated in that country. The Fund will invest primarily in developed countries (for example Japan, Canada and the United Kingdom). In addition, the Fund may invest in securities of issuers whose principal activities are in countries with emerging markets. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing.

INTERNATIONAL EQUITY INDEX FUND

The International Equity Index Fund will invest substantially all and, under normal market conditions, at least 65% of its assets in: common and preferred stocks; warrants; options; and securities convertible into common stock of companies headquartered or based in the approximately twenty foreign countries included in the MSCI EAFE-GDP Weighted Index (the "Index"). The Fund will invest only in the over 900 companies included in the Index. However, because it is impractical to invest in every company included in the Index, the Fund will select a representative sample of securities in each country using a statistically-based optimization process.


The Fund will be constructed to have aggregate investment characteristics similar to those of the Index. The Fund will invest in a statistically selected sample of the securities included in the Index, although not all countries or all companies within a country will be represented in the Fund's portfolio of securities at any time. The Fund expects to invest in approximately 300 stocks so that the results fall within a targeted tracking error range. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the Index. No attempt will be made to manage the portfolio using traditional economic, financial and market analyses.

The Fund expects that there will be a close correlation between the Fund's performance and that of the Index. A correlation of 1.00 would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The correlation between the Fund and the Index is expected to be over
0.95 on an annual basis. The Fund's ability to track the Index, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the component companies of the Index, and the timing and amount of purchases and redemptions.


Securities of foreign issuers purchased by the Fund may be purchased in foreign markets, on United States registered exchanges, the over-the-counter market or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored EDRs.

The Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a specified currency, at a specified future date, at a specified price. The Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to try to protect the Fund, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar.

The Fund expects to be fully invested in the investments described above, but may invest up to 35% of its total assets in: U.S. and non-U.S. denominated money market instruments; repurchase agreements; futures contracts, including stock index futures contracts; and options on futures contracts. Obligations relating to futures contracts will be limited to 20% of the Fund's total assets. The Fund is also permitted to acquire floating and variable rate securities, purchase securities on a when-issued basis, and purchase illiquid securities.

MID-CAP EQUITY FUND


The Mid-Cap Equity Fund invests primarily in a diversified portfolio of common stocks, preferred stocks, and securities convertible into common stocks of small to mid-size companies, (I.E., $500 million to $10 billion, respectively, as measured by their market capitalization), with above-average growth of earnings. Under normal conditions, at least 80% of the total assets of the Fund will be invested in equity securities, and as a matter of non- fundamental policy, the Fund will invest (at least 65% of its assets) in mid-size companies. Current income will not be an important criterion of investment selection and any such income should be considered incidental. In selecting securities for the Fund, the Adviser will evaluate factors such as the issuer's background, industry position, historical returns on equity, and the experience and qualifications of the management team.


Most of the common stocks in which the Fund invests are traded on registered exchanges or on the over-the-counter market in the United States. Assets of the Fund not invested in the securities described above may be invested in: U.S. dollar denominated equity securities of foreign issuers (including sponsored
ADRs that are traded on exchanges or listed on NASDAQ); securities issued by mutual funds; repurchase agreements; and bonds. The bonds that the Fund may purchase, including any variable or floating rate instruments, must be rated B or better by S&P or Moody's. This requirement shall not apply to (i) the Fund's purchase of bonds issued by the government of Canada or by various supranational entities; and (ii) no more than 10% of the Fund's total assets will be invested in bonds rated below BBB by S&P, rated below Baa by Moody's, or of comparable quality not rated by S&P or Moody's. The Fund may invest up to 10% of its assets in restricted securities.

SMALL CAP VALUE EQUITY FUND

The Small Cap Value Equity Fund invests substantially all, and under normal market conditions, at least 65% of its assets, in the equity securities of smaller companies (I.E., companies with market capitalizations of less than $1 billion) which, in the Adviser's opinion, are undervalued for above-average capital growth. Any remaining assets may be invested in the equity securities of companies with larger market capitalizations which the Adviser believes are also undervalued. The Fund may also invest in U.S. dollar denominated equity securities of foreign issuers (including ADRs). Equity securities include common stock, preferred stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock.

In order to meet liquidity needs, or for temporary defensive purposes, the Fund may invest all or a portion of its assets in common stocks of larger, more established companies, fixed income securities, repurchase agreements, cash or money market securities. Fixed income securities will only be purchased if they are rated investment grade or better by one or more NRSROs. Investment grade bonds include securities rated at least BBB by S&P or Baa by Moody's. Money market securities will only be purchased if they have been given one of the two top ratings by two or more NRSROs, or if not rated, determined to be of comparable quality by the Adviser. To the extent the Fund is engaged in temporary defensive investing, the Fund may not be pursuing its investment objective.

The Fund may engage in options transactions for hedging purposes only. The Fund will not invest more than 20% of its total assets in unsponsored ADR facilities.


VALUE INCOME STOCK FUND

The Value Income Stock Fund seeks to provide current income by attempting to identify high dividend-paying, undervalued stocks. The Adviser primarily chooses companies that have a market capitalization of at least $500 million and have a history of paying regular dividends. A secondary consideration of the Fund will be capital appreciation.


The Fund will invest at least 80% of its total assets in equity securities. Investments will consist primarily of common stocks, and, under normal market conditions, at least 65% of the Fund's assets will be invested in common stocks issued by corporations which have a history of paying regular dividends, although there can be no assurance that such corporations will continue to pay dividends. Other equity securities in which the Fund may invest are: convertible debt securities; preferred stocks and warrants which are convertible into or exchangeable for common stocks; and U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs that are traded on exchanges or listed on NASDAQ). All of the common stocks in which the Fund invests are traded on registered exchanges such as the New York or American Stock Exchange or on the over-the-counter market in the United States (I.E., NASDAQ). The Fund may also purchase debt securities (corporate debt obligations and U.S. Treasury obligations) which may be rated in any rating category or may be unrated, provided that no more than 10% of the Fund's total assets will be invested in bonds rated below BBB by S&P, rated below Baa by Moody's, or of comparable quality not rated by S&P or Moody's. The Fund may also invest in futures and options.

The Fund will invest primarily in stocks of companies operating in all aspects of the U.S. and world economies that have a market capitalization of at least $500 million, and that the Adviser believes possess fundamentally favorable long-term characteristics. However, stocks of companies with smaller market capitalizations and stocks that are out of favor in the financial community, and in which little opportunity for price appreciation is recognized by the financial community may also be purchased if the Adviser believes they are undervalued.

BALANCED FUND

The Balanced Fund seeks to provide capital appreciation and current income through investments in a diversified portfolio of common and preferred stocks, warrants, securities convertible into common stocks, and investment grade fixed income securities. Under normal conditions, no more than 70% of the total assets of the Fund will be invested in common stocks and other equity securities, and no more than 60% of the Fund's total assets will be invested in bonds and other fixed income securities. The Fund will maintain at least 25% of its total assets in senior fixed income securities.


In selecting  equity  securities for the Fund, the Adviser will evaluate factors believed to affect capital appreciation such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team. In selecting stocks for the Fund, the Adviser attempts to identify high-quality companies with a history of above average earnings growth. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


All of the common stocks in which the Fund invests are traded on registered exchanges or on NASDAQ. Assets of the Fund not invested in the securities described above may be invested in U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs that are traded on exchanges or listed on NASDAQ), securities issued by investment companies, and bonds.

The Fund will invest in investment grade fixed income securities rated BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Adviser, including: corporate debt obligations; mortgage-backed securities, collateralized mortgage obligations and asset-backed securities; obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; custodial receipts involving U.S. Treasury obligations; securities of the government of Canada and its provincial and local governments; securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; and obligations of supranational entities. No more than 25% of the Fund's assets will be invested in securities rated BBB by S&P or Baa by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Adviser.

The Fund may purchase mortgage-backed securities issued or guaranteed as to the payment of principal and interest by the U.S. government, its agencies or instrumentalities or, subject to a limit of 25% of the Fund's assets, mortgage-backed securities issued by private issuers. These mortgage-backed securities may be backed or collateralized by fixed, adjustable or floating rate mortgages. The Fund may also invest in asset backed securities which consist of securities backed by company receivables, truck and auto loans, leases, credit card receivables and home equity loans.

In order to reduce interest rate risk, the Fund may purchase floating or variable rate securities. It may also buy securities on a when-issued basis, putable securities, pay-in-kind securities and zero coupon securities. The Fund may also invest in futures and options. Some floating or variable rate securities will be subject to interest rate "caps" or "floors."

BOND FUNDS


HIGH INCOME FUND

The High Income Fund's primary investment objective is a high level of current income, with a secondary objective of total return.

The Fund invests primarily in corporate, government and other debt instruments of U.S. and non-U.S. issuers. Under normal market conditions, at least 65% of the Fund's total assets will be invested in income-producing debt securities. Investments in foreign securities will be limited to 35% of its total assets. Up to 100% of the Fund's assets may be invested in "junk bonds." Junk bonds are securities that are rated below investment grade - I.E., that are rated below BBB by Moody's or below Baa by S&P - or that, if unrated, are deemed of comparable quality. Junk bonds also include securities that are in default (rated D by S&P), although such holdings by the Fund are expected to be minimal.

The Adviser will take a value-oriented approach in choosing the Fund's investments, seeking out companies with good fundamentals and potentially strong future prospects that are currently out of favor with investors. The Adviser employs a bottom-up approach of research to identify investment opportunities that represent the most attractive value and that have strong prospects for consistent income and growth. Potential and current investments are also subject to continual research, which includes regular, vigorous analysis to identify issues that are overvalued and those that should be sold to reinvest in better opportunities. The Adviser strives to preserve capital in attempting to achieve the Fund's investment objective. The Adviser's investing discipline focuses on total return over a full market/economic cycle. The Adviser prefers to invest in full-coupon, interest-paying securities for their cash flow advantage and usually lower volatility than deferred interest or zero coupon bonds.


INVESTMENT GRADE BOND FUND

The Investment Grade Bond Fund will invest only in those obligations deemed investment grade obligations rated BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Adviser, including: corporate debt obligations; mortgage-backed securities, collateralized mortgage obligations ("CMOs") and asset-backed securities; obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; custodial receipts involving U.S. Treasury obligations; securities of the government of Canada and its provincial and local governments; securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; obligations or supranational entities and sponsored ADRs that are traded on exchanges or listed on NASDAQ. Under normal market conditions, at least 65% of the Fund's total assets will be invested in corporate and government bonds and debentures. No more than 25% of the Fund's assets will be invested in securities rated BBB by S&P or Baa by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Adviser.

The Fund may purchase mortgage-backed securities issued or guaranteed as to the payment of principal and interest by the U.S. government, its agencies or instrumentalities or, subject to a limit of 35% of the Fund's assets, mortgage-backed securities issued by private issuers. These mortgage-backed securities may be backed or collateralized by fixed, adjustable or floating rate mortgages. The Fund may also invest in asset-backed securities which consist of securities backed by company receivables, truck and auto loans, leases, credit card receivables and home equity loans.

In order to reduce interest rate risk, and subject to a general limit of 25% of the Fund's assets, the Fund may purchase floating or variable rate securities. Some floating or variable rate securities will be subject to interest rate "caps" or "floors." It may also buy securities on a when-issued basis, putable securities, medium term notes, and zero coupon securities. The Fund may also invest up to 10% of its assets in restricted securities, and may engage in futures and options.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from four to ten years. In the case of mortgage related securities and asset-backed securities, maturity will be determined based on the expected average life of the security. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes. By so limiting the maturity of its investments, the Fund expects that its net asset value will experience less price movement in response to changes in interest rates than the net asset values of mutual funds investing in similar credit quality securities with longer maturities.

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

Under normal market conditions, the Limited-Term Federal Mortgage Securities Fund will invest at least 65% of its assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued or guaranteed by U.S. government agencies, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities consisting of CMOs and real estate mortgage investment conduits ("REMICs") purchased by the Fund will be issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities or, if issued by private issuers, rated in one of the two highest rating categories by a NRSRO.

The principal governmental issuers or guarantors of mortgage-backed securities are GNMA, FNMA and FHLMC. Obligations of GNMA are backed by the full faith and credit of the U.S. government while obligations of FNMA and FHLMC are supported only by the respective agency. The Fund may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages.

Mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities, including securities normally issued by a governmental entity (such as the Resolution Trust Corporation), are not obligations of a governmental entity and thus may bear a risk of nonpayment. The timely payment of principal and interest normally is supported, at least partially, by various forms of insurance or guarantees. There can be no assurance, however, that such credit enhancement will support full payment of the principal and interest on such obligations. The average maturity of the Fund's investment portfolio will typically range from 7 to 14 years.

With respect to the remaining 35% of its assets, the Fund may invest in corporate or government bonds that carry a rating of Baa or better by Moody's or BBB or better by S&P, or that are deemed by the Adviser to be of comparable quality, including: commercial paper rated at the time of purchase within the two highest ratings categories of an NRSRO; bankers' acceptances; certificates of deposit and time deposits; and U.S. Treasury obligations, which include custodial receipts and repurchase agreements involving securities that constitute permissible investments for the Fund. The Fund intends to invest in privately issued, mortgage-backed securities only if they are rated in one of the two highest rating categories by an NRSRO.

The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment for such securities generally takes place after the customary securities settlement period. The Fund may purchase floating or variable rate securities, and may engage in dollar rolls.

SHORT-TERM BOND FUND


Under normal market conditions, the Short-Term Bond Fund will invest solely in investment grade obligations rated BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Adviser, consisting of: debt obligations of U.S. and foreign corporations; mortgage-backed securities; CMOs; asset-backed securities; obligations (including mortgage-backed securities) issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; and custodial receipts involving U.S. Treasury obligations; (including Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry System ("CUBES")). Under normal market conditions, at least 65% of the Fund's total assets will be invested in corporate and government bonds and debentures. No more than 25% of the Fund's assets will be invested in securities rated BBB by S&P or Baa by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase by the Adviser.

The Fund may purchase, without limitation, mortgage-backed securities issued or guaranteed as to the payment of principal and interest by the U.S. government, its agencies or instrumentalities and, subject to a limit of 25% of the Fund's assets, mortgage-backed securities issued by private issuers. These mortgage-backed securities may be backed or collateralized by fixed, adjustable or floating rate mortgages. The Fund may also invest in asset-backed securities, which consist of securities backed by company receivables, including: truck and auto loans; leases; credit card receivables; and home equity loans. The Fund will purchase mortgage-backed and asset-backed securities only if they are rated at least AA by S&P or Aa by Moody's or, if unrated, determined to be of comparable quality at the time of purchase by the Adviser.


The Fund may purchase securities on a when-issued basis and may acquire floating or variable rate securities, medium term notes, putable securities, and zero coupon securities. The Fund may also purchase securities issued by foreign governments and supranational agencies. The Fund may also invest in municipal securities when the Adviser feels it is consistent with the Fund's investment objective. The Fund will not invest in municipal securities unless the Adviser believes that the yield will be higher than the yield for comparable taxable investments in which the Fund is permitted to invest. The following quality criteria apply to the Fund's investments in municipal securities. The Fund's investments in municipal notes will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2, V-MIG-2 or better at the time of investment by Moody's, (iii) which are rated SP-2 or better at the time of investment by S&P, or (iv) which, if not rated, are of equivalent quality to MIG-2, V-MIG-2, SP-2 or better in the Adviser's judgment. The Fund's investment in municipal bonds will be limited to bonds rated BBB or better by S&P or Baa or better by Moody's, or, if not rated by S&P or Moody's, deemed by the Adviser to be of comparable quality. For the Fund's investments in other types of tax-exempt municipal investments, such as participation interests in municipal lease/purchase agreements, the quality of the underlying credit or of the bank providing a credit support arrangement must, in the Adviser's opinion, be equivalent to the municipal note or bond ratings stated above. The Fund is also authorized to invest up to 10% of its assets in restricted securities, including Rule 144A securities, that the Adviser determines are liquid under guidelines adopted by the Trust's Board of Trustees. The Fund may also enter into bond futures contracts and options on bond futures contracts and engage in securities lending.

The Fund intends to maintain a dollar-weighted average maturity of 4 years or less, and the maximum remaining maturity for any security held by the Fund is 7 1/2 years. Under normal market conditions, it is anticipated that the Fund's dollar-weighted average maturity will range from two to four years. In the case of mortgage-related securities and asset-backed securities, maturity will be determined based on the expected average life of the security. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes. By so limiting the maturity of its investments, the Fund expects that its net asset value will experience less price movement in response to changes in interest rates than the net asset values of mutual funds investing in similar credit quality securities with longer maturities.

SHORT-TERM U.S. TREASURY SECURITIES FUND

The Short-Term U.S. Treasury Securities Fund will invest exclusively in obligations issued by the U.S. Treasury with maximum remaining maturities of 3 years or less. U.S. Treasury securities are considered to be among the safest, as to timely principal and interest payments, investments available. The Fund will not invest in repurchase agreements. The Fund may borrow money for temporary or emergency purposes in an amount not exceeding one-third of its total assets, but has no present intention to do so.

Under normal market conditions, it is anticipated that the Fund's average maturity will range from 1 to 2 years. Furthermore, for temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Short-Term U.S. Treasury Securities Fund may reduce its average weighted maturity to less than one-year.

U.S. GOVERNMENT SECURITIES FUND

Under normal market conditions, the Fund will invest primarily (at least 65% of its assets) in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued or guaranteed by U.S. government agencies such as the GNMA, the FNMA or the FHLMC. Mortgage- backed securities consisting of CMOs and REMICs purchased by the Fund will be issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities or, if issued by private issuers, rated in one of the two highest rating categories by a NRSRO.

The principal governmental issuers or guarantors of mortgage-backed securities are GNMA, FNMA and FHLMC. Obligations of GNMA are backed by the full faith and credit of the U.S. government while obligations of FNMA and FHLMC are supported by the respective agency only. The Fund may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages.

Mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities, including securities normally issued by a governmental entity (such as the Resolution Trust Corporation), are not obligations of a governmental entity and thus may bear a risk of nonpayment. The timely payment of principal and interest normally is supported, at least partially, by various forms of insurance or guarantees. There can be no assurance, however, that such credit enhancement will support full payment of the principal and interest on such obligations. The average maturity of the Fund's investment portfolio will typically range from seven to 14 years.

With respect to the remaining 35% of its assets, the Fund may invest in corporate or government bonds that carry a rating of Baa or better by Moody's or BBB or better by S&P, or that are deemed by the Adviser to be of comparable quality, including: commercial paper rated at the time of purchase within the two highest ratings categories of an NRSRO; bankers' acceptances; certificates of deposit and time deposits; and U.S. Treasury obligations, which include custodial receipts and repurchase agreements involving securities that constitute permissible investments for the Fund. The Fund intends to invest in privately issued, mortgage-backed securities only if they are rated in one of the two highest rating categories by an NRSRO.

The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment for such securities generally takes place after the customary securities settlement period. The Fund may purchase floating or variable rate securities, and may engage in dollar rolls.

TAX-EXEMPT BOND FUNDS

FLORIDA TAX-EXEMPT BOND FUND

The Florida Tax-Exempt Bond Fund intends to be fully invested in municipal securities the interest on which is exempt from regular federal income taxes based on opinions from bond counsel to the issuers. The issuers of these securities can be located in Florida, the District of Columbia, Puerto Rico and other U.S. territories and possessions. It is a fundamental policy of the Fund to invest at least 80% of its total assets in securities the income on which is exempt from regular federal income tax and not treated as a preference item for purposes of the alternative minimum tax. At least 65% of the Fund's assets will be invested in Florida municipal bonds and debentures, and at least 75% of its total assets invested in municipal bonds will be in securities rated A or better by S&P or Moody's. Municipal securities must be rated: BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1, SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2, or P-1, P-2 in the case of tax-exempt commercial paper; and VMIG-1 or VMIG-2 in the case of variable rate demand obligations. No more than 25% of the Fund's assets will be invested in bonds rated BBB by S&P or Baa by Moody's. The Fund will only acquire securities not rated by S&P or Moody's if, at the time of purchase, the Adviser determines that such unrated obligations are of comparable quality to rated obligations that may be acquired by the Fund.

The Fund may invest in commitments to purchase the above securities on a when-issued or delayed delivery basis, floating or variable rate securities, and may purchase municipal forwards, putable securities, medium term notes, and zero coupon securities. The Adviser has discretion to invest up to 20% of the Fund's total assets in taxable debt securities rated at least BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Adviser, repurchase agreements, and securities subject to the alternative minimum tax. The Fund may also invest in futures and options, but has no present intention to do so for purposes other than hedging.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 6 to 25 years. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes.

GEORGIA TAX-EXEMPT BOND FUND

The Georgia Tax-Exempt Bond Fund intends to be fully invested in municipal securities the interest on which is exempt from regular federal income taxes and substantially exempt from State of Georgia income taxes based on opinions from bond counsel to the issuers. The issuers of these securities can be located in Georgia, the District of Columbia, Puerto Rico and other U.S. territories and possessions. It is a fundamental policy of the Fund to invest at least 80% of its total assets in securities the income from which is exempt from regular federal income tax and not treated as a preference items for purposes of the alternative minimum tax. At least 65% of the Fund's assets will be invested in Georgia municipal bonds and debentures, and at least 75% of its total assets invested in municipal bonds will be in securities rated A or better by S&P or Moody's. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1, SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2, or P-1, P-2 in the case of tax-exempt commercial paper; and VMIG-1 or VMIG-2 in the case of variable rate demand obligations. No more than 25% of the Fund's assets will be invested in bonds rated BBB by S&P or Baa by Moody's. The Fund will only acquire securities not rated by S&P or Moody's if, at the time of purchase, the Adviser determines that such unrated obligations are of comparable quality to rated obligations that may be acquired by the Fund.

The Fund may invest in commitments to purchase the above-mentioned securities on a when-issued or delayed delivery basis, floating or variable rate securities, and may purchase municipal forwards, putable securities, medium term notes, and zero coupon securities. The Adviser has discretion to invest up to 20% of the Fund's total assets in taxable debt securities rated at least BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Adviser, repurchase agreements, and securities subject to the alternative minimum tax. The Fund may also invest in futures and options, but has no present intention to do so for purposes other than hedging.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 6 to 25 years. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes.

INVESTMENT GRADE TAX-EXEMPT BOND FUND

The Investment Grade Tax-Exempt Bond Fund intends to be fully invested in municipal securities, the interest on which is exempt from regular federal income taxes in the opinion of bond counsel to the issuer. The issuers of these securities can be located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. It is a fundamental policy of the Investment Grade Tax-Exempt bond Fund to invest at least 80% of its total assets in securities the income from which is exempt from regular federal income tax and not treated as a preference item for purposes of the alternative minimum tax. At least 65% of the Fund's assets will be invested in municipal bonds and debentures, and at least 75% of its total assets invested in municipal bonds will be in securities rated A or better by S&P or Moody's. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1, SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2, P-1, P-2 in the case of tax-exempt commercial paper; and VMIG-1 or VMIG-2 in the case of variable rate demand obligations. The Fund will only acquire unrated securities if, at the time of purchase, the Adviser determines that such unrated obligations are of comparable quality to rated obligations that may be acquired by the Fund.

The Fund may invest in commitments to purchase the above-mentioned securities on a when-issued or delayed delivery basis, floating or variable rate securities, and may purchase municipal forwards, medium term notes, putable securities, and zero coupon securities. The Adviser has discretion to invest up to 20% of the Fund's total assets in taxable debt securities rated at least BBB or better by S&P or Baa or better by Moody's or, if unrated, of comparable quality at the time of purchase as determined by the Adviser, repurchase agreements, and securities subject to the alternative minimum tax. The Fund may also invest up to 10% of its assets in restricted securities that the Adviser determines are liquid under guidelines adopted by the Trust's Board of Trustees and may engage in futures and options transactions.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from four to ten years. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes. By so limiting the maturity of its investments, the Fund's net asset value is expected to experience less price movement in response to changes in interest rates than the net asset values of mutual funds investing in similar credit quality securities with longer maturities.

MARYLAND MUNICIPAL BOND FUND

The Maryland Municipal Bond Fund seeks to provide high current income exempt from federal and Maryland income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment- grade quality. There are no limits on the dollar-weighted average portfolio maturity of the Fund, and the Fund may acquire individual securities without regard to their remaining maturities.

The Fund is non-diversified, which means that it has greater latitude than a diversified fund with respect to the investment of its assets in the securities of a relatively few municipal issuers. As a non-diversified fund, the Fund may present greater risks than a diversified fund.


At least 80% of the Fund's income will, under normal circumstances, be exempt from regular federal income taxes. Interest on some "private activity" municipal obligations is subject to the federal alternative minimum tax ("AMT bonds"). AMT bonds are municipal obligations that benefit a private or industrial user or finance a private facility. The Fund reserves the right to invest up to 100% of its assets in AMT bonds.

As a non-fundamental policy, at least 65% of the Fund's assets will be invested in bonds that will, under normal circumstances, produce income that is exempt from Maryland income taxes.

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

The Virginia Intermediate Municipal Bond Fund seeks to provide high current income exempt from federal and Virginia income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between 5 to ten years. The Fund may hold individual securities with remaining maturities of more than ten years, as long as the dollar-weighted average maturity is no more than ten years. Stability and growth of principal will also be considered when choosing securities.

The Fund is non-diversified, which means that it has greater latitude than a diversified fund with respect to the investment of its assets in the securities of a relatively few municipal issuers. As a non-diversified fund, the Fund may present greater risks than a diversified fund.


At least 80% of the Fund's income will, under normal circumstances, be exempt from regular federal income taxes. Interest on some "private activity" municipal obligations is subject to the federal AMT bonds. AMT bonds are municipal obligations that benefit a private or industrial user or finance a private facility. The Fund reserves the right to invest up to 100% of its assets in AMT bonds, although the Fund has no current intention of investing in such securities.


As a non-fundamental policy, at least 65% of the Fund's assets will be invested in bonds that will, under normal market conditions, produce income that is exempt from Virginia income tax.

VIRGINIA MUNICIPAL BOND FUND

The Virginia Municipal Bond Fund seeks to provide high current income exempt from federal and Virginia income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. There are no limits on the dollar-weighted average portfolio maturity of the Fund, and the Fund may acquire individual securities without regard to their remaining maturities.

The Fund is non-diversified, which means that it has greater latitude than a diversified fund with respect to the investment of its assets in the securities of a relatively few municipal issuers. As a non-diversified fund, the Fund may present greater risks than a diversified fund.


At least 80% of the Fund's income will, under normal circumstances, be exempt from regular federal income taxes. Interest on some "private activity" municipal obligations is subject to the federal AMT bonds. AMT bonds are municipal obligations that benefit a private or industrial user or finance a private facility. The Fund reserves the right to invest up to 100% of its assets in AMT bonds, although the Fund has no current intention of investing in such securities.


As a non-fundamental policy, at least 65% of the Fund's assets will be invested in bonds that will, under normal circumstances, produce income that is exempt from Virginia income taxes.

MONEY MARKET FUNDS

PRIME QUALITY MONEY MARKET FUND

The Prime Quality Money Market Fund will invest in money market instruments denominated in U.S. dollars consisting of (i) U.S. Treasury obligations; (ii) custodial receipts representing interests in component parts of U.S. Treasury obligations; (iii) obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government; (iv) commercial paper issued by domestic and foreign issuers rated in the highest short-term rating category by one or more NRSROs or, if not rated, determined by the Adviser to be of comparable quality; (v) high quality obligations (including certificates of deposit, time deposits, bankers' acceptances, Eurodollar and Yankee bank obligations) of U.S. commercial banks (including foreign branches of such banks), and U.S. and London branches of foreign banks or savings and loan and thrift institutions that are members of the Federal Reserve System, the Federal Deposit Insurance Corporation, or the Federal Savings and Loan Insurance
Corporation; (vi) high quality short-term corporate obligations issued by companies with commercial paper meeting the ratings indicated in (iv), above, or, if not rated, determined by the Adviser to be of comparable quality; (vii) repurchase agreements involving such obligations; (viii) high quality obligations of supranational entities satisfying the credit ratings described in
(iv), above, or, if not rated, determined by the Adviser to be of comparable quality; and (ix) medium term notes. The Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. Banks and London branches of foreign banks. The Fund may purchase securities subject to standby commitments. As a money market fund, the Fund is subject to limitations on the percentage of its assets that may be invested in any one issuer and on the percentage that may be invested in securities carrying the second highest rating assigned by the requisite NRSROs.

TAX-EXEMPT MONEY MARKET FUND

The Tax-Exempt Money Market Fund intends to be fully invested in securities the interest on which is exempt from regular federal income taxes in the opinion of bond counsel to the issuer. It is a fundamental policy of the Tax- Exempt Money Market Fund to invest at least 80% of its total assets in securities the income from which is exempt from regular federal income taxes and not treated as a preference item for purposes of the alternative minimum tax. The Fund may invest in high quality, U.S. dollar denominated municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories rated in one of the two highest short-term rating categories by S&P or Moody's or, if not rated, determined by the Adviser to be of comparable quality. The Fund will primarily purchase municipal bonds with a remaining maturity of 397 days or less, and will also acquire municipal notes and tax-exempt commercial paper with similar maturities. The Fund may agree to purchase short-term securities on a when-issued basis and may invest in securities subject to standby commitments. Securities purchased on a when-issued basis are subject to settlement within 45 days of the purchase date.

The Adviser has discretion to invest up to 20% of the Fund's assets in U.S. dollar denominated obligations consisting of taxable money market instruments, obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, repurchase agreements and securities subject to the alternative minimum tax.


VIRGINIA TAX-FREE MONEY MARKET FUND

Virginia Tax-Free Money Market Fund invests only in high-quality municipal securities that have remaining maturities at the time of purchase of 397 days or less. Although the Fund will attempt to invest 100% of its assets in tax-exempt municipal securities, the interest on which is exempt from federal income tax, including the federal alternative minimum tax, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, including private activity bonds, the interest on which is fully taxable or subject to the alternative minimum tax. At least 80% of the Fund's income will, under normal market conditions, be exempt from federal income including the federal alternative minimum tax.

As a non-fundamental policy, at least 65% of the Fund's assets will be invested in bonds that will, under normal market conditions, produce income that is exempt from Virginia income tax.

The Fund will invest in municipal obligations whose interest payments are exempt from federal income tax. Municipal obligations, which are issued by states, cities, municipalities or municipal agencies, will include variable rate demand obligations ("VRDOs"), tax anticipation notes ("TANS"), revenue anticipation notes ("RANS"), bond anticipation notes ("BANS"), construction loan notes, and tax-exempt commercial paper. The Fund may also invest in municipal bonds within the maturity limitations discussed above and may enter into commitments to purchase these securities on a delayed-delivery basis.


U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

The U.S. Government Securities Money Market Fund will invest exclusively in U.S. Treasury obligations, U.S. Government Subsidiary Corporation securities (E.G., GNMA Securities) and repurchase agreements with dealers selected pursuant to guidelines adopted by the Trust's Board of Trustees and collateralized by U.S. Treasury securities and U.S. Government Subsidiary Corporation securities.

U.S. TREASURY MONEY MARKET FUND

The U.S. Treasury Money Market Fund's investments are limited to obligations having a remaining maturity of 397 days or less that are issued by the U.S. Treasury and repurchase agreements that provide for repurchase within 397 days and that are collateralized by obligations issued or guaranteed by the U.S. Treasury. The investment policies of the Fund may result in a lower yield than that of other money market funds, such as the Prime Quality Money Market Fund, which may invest in other types of instruments.

The U.S. Treasury Money Market Fund limits its investments so as to obtain the highest investment quality rating by an NRSRO. These quality ratings are based on, but not limited to, an analysis of the Fund's operational policies, investment strategies and management. These rating organizations also many undertake an ongoing analysis and assessment of these criteria in order to continually update the Fund's rating.


LIFE VISION FUNDS

The Life Vision Funds provide investors with the opportunity to pursue three distinct asset allocation strategies implemented through investments in shares of selected STI Classic Funds. By investing in the Life Vision Funds, investors have the opportunity to diversify and allocate their assets among the broad range of Funds in STI Classic Funds. The Adviser simplifies the diversification and asset allocation process by reviewing, analyzing, selecting, monitoring, reallocating and rebalancing each Life Vision Fund's holdings of STI Classic Funds for investors.

The assets of each Life Vision Fund will be allocated among underlying STI Classic Funds in accordance with its investment objective, the Adviser's outlook for the economy, the financial markets and the relative market valuations of the underlying STI Classic Funds. Each Life Vision Fund has the ability to invest its assets allocated to a particular asset class in one or more of the underlying STI Classic Funds, which have differing investment objectives, policies and risk characteristics. The risks associated with investing in a Life Vision Fund will vary depending upon how the assets within its asset classes are allocated from time to time among the underlying STI Classic Funds. Although the Life Vision Funds currently expect to invest in one or more of the underlying STI Classic Funds identified below, the Adviser has the discretion to change the particular STI Classic Funds used as underlying investments for the Life Vision Funds. If the Adviser determines in the future that it is in a Life Vision Fund's best interest, the Adviser may substitute or include other underlying STI Classic Funds, including STI Classic Funds that do not currently exist.

                                Core Equity Fund
                             Growth and Income Fund
                            International Equity Fund
                         International Equity Index Fund
                           Investment Grade Bond Fund
                  Limited-Term Federal Mortgage Securities Fund
                               Mid-Cap Equity Fund
                         Prime Quality Money Market Fund
                              Short-Term Bond Fund
                           Small Cap Growth Stock Fund
                           Small Cap Value Equity Fund
                             Value Income Stock Fund

The investment objective of each Life Vision Fund is set forth below. Each Life Vision Fund's objective, the asset allocation percentage ranges described below, the list of underlying STI Classic Funds described above, and those policies identified as non-fundamental may be changed by the Trust's Board of Trustees without shareholder approval. A Life Vision Fund's investment policies identified as fundamental may not be changed except by approval of the majority of the outstanding shares of that Life Vision Fund. The Adviser will manage each Life Vision Fund in a manner consistent with that Life Vision Fund's investment objective and policies. There is no assurance that a Life Vision Fund will achieve its investment objective.


LIFE VISION AGGRESSIVE GROWTH FUND


The Life Vision Aggressive Growth Fund seeks to provide a high level of capital appreciation, without regard to current income. Under normal market conditions, at least 80% of the Fund's total assets will be invested in shares of underlying STI Classic Funds that invest primarily in equity securities that seek capital appreciation. The Fund's remaining assets may be invested in shares of underlying STI Classic Funds that invest primarily in fixed-income securities, shares of underlying STI Classic Funds that are money market funds, securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements and short-term paper.

In general, relative to the other Life Vision Funds, the Life Vision Aggressive Growth Fund should offer investors the potential for a high level of capital growth, and the potential for a lower level of current income, while subjecting investors to a medium to high level of principal risk.


LIFE VISION GROWTH AND INCOME FUND


The Life Vision Growth and Income Fund seeks to provide long-term capital appreciation, with current income as a secondary objective. Under normal market conditions, at least 50% of the Fund's total assets will be invested in shares of underlying STI Classic Funds that invest primarily in equity securities that seek capital appreciation, but at least 25% of the Fund's total assets will be invested in shares of underlying STI Classic Funds that invest primarily in fixed-income securities that seek income (20%-50%). The Fund's remaining assets may be invested in shares of underlying STI Classic Funds that are money market funds, securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements and short-term paper.

In general, relative to the other Life Vision Funds, the Life Vision Growth and Income Fund should offer investors the potential for a medium to high level of capital growth and the potential for a medium level of income, while subjecting investors to a medium level of principal risk.


LIFE VISION MODERATE GROWTH FUND


The Life Vision Moderate Growth Fund seeks both capital appreciation and current income. Under normal market conditions, the Fund will invest primarily in shares of underlying STI Classic Funds that invest primarily in equity securities (35%-65%), but at least 35% of the Fund's total assets will be invested in shares of underlying STI Classic Funds that invest primarily in fixed-income securities (35%-65%). The Fund's remaining assets may be invested in shares of underlying STI Classic Funds that are money market funds, securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements and short-term paper (0%-20%).

In general, relative to the other Life Vision Funds, the Life Vision Moderate Growth Fund should offer investors a balanced level of income and capital appreciation, while subjecting investors to a lower level of principal risk.





GENERAL INVESTMENT POLICIES OF THE LIFE VISION FUNDS


To achieve each Life Vision Fund's investment objective, the Adviser will attempt to identify and select a diversified portfolio of underlying STI Classic Funds. In the selection process, the Adviser analyzes many factors, including the underlying STI Classic Funds' investment objectives, total return, volatility and expenses. Each Life

Vision Fund invests a percentage of its assets, within percentage ranges the Adviser believes appropriate, in select underlying STI Classic Funds, which are separately-managed series of the Trust. The percentages will reflect the extent to which each Life Vision Fund invests in the particular market segment represented by each underlying STI Classic Funds, and the varying degrees of potential investment risk and reward represented by each Life Vision Fund's investments in those corresponding underlying STI Classic Funds. These percentage ranges may change when it is appropriate in light of each Life Vision Fund's investment objective. Each Life Vision Fund may invest up to 100% of its assets in shares of the underlying STI Classic Funds. In addition, when the Adviser deems it appropriate, for temporary defensive purposes, each Life Vision Fund may invest 100% of its assets directly in securities issued by the U.S. government or its agencies or instrumentalities, repurchase agreements, short-term paper and shares of underlying STI Classic Funds that are money market funds (and shares of unaffiliated money market funds, as permitted by the SEC). To the extent that a Life Vision Fund is engaged in temporary defensive investing, it will not be pursuing its investment objective.


The  following  risk  factors  are  associated   with  the  Life  Vision  Funds'
investments in underlying STI Classic Funds:


- When a Life Vision Fund invests in underlying STI Classic Funds, those shareholders will be exposed to the risks associated with investing in those underlying STI Classic Funds. Those risks include risks associated with investing in foreign securities, asset-backed securities, delayed delivery transactions, ADRs, mortgage-backed securities, repurchase agreements and reverse repurchase agreements.

- The Life Vision Funds and the underlying STI Classic Funds have the same officers, Trustees and Adviser, which may give rise to certain conflicts of interest.

- Each Life Vision Fund's investment performance is substantially related to the investment performance of the underlying STI Classic Funds.

- Investing in the underlying STI Classic Funds involves certain additional expenses that would not be present in a direct investment in the underlying STI Classic Funds. When a Life Vision Fund invests in underlying STI Classic Funds, shareholders bear not only that Life Vision Fund's expenses, but also the expenses of the underlying STI Classic Funds.


DESCRIPTION OF PERMITTED INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS)

ADRs, EDRs, and GDRs are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR or GDR (a "depositary"). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs, EDRs and GDRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES

Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

BANK OBLIGATIONS

Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers' acceptances, certificates of deposit, custodial receipts, and time deposits. Eurodollar and Yankee Bank Obligations are U.S. dollar-denominated certificates of deposit or time deposits issued outside the U.S. by foreign branches of U.S. banks or by foreign banks.

CERTIFICATES OF DEPOSIT

Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER

Commercial  paper is a term used to  describe  unsecured  short-term  promissory
notes  issued  by  banks,  municipalities,   corporations  and  other  entities.
Maturities on these issues vary from a few to 270 days.

COMMON AND PREFERRED STOCKS

Common and preferred stocks represent units of ownership in a corporation. Owners of common stock typically are entitled to vote on important matters. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate. Preferred stock has a prior claim to common stockholders with respect to dividends.

CONVERTIBLE SECURITIES

Convertible   securities  are  securities   issued  by  corporations   that  are
exchangeable for a set number of another security at a prestated price. The market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call option provisions.

CUSTODIAL RECEIPTS

The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TRs, TIGRs and CATS are sold as zero coupon securities.

DEBT SECURITIES

Debt securities represent money borrowed that obligates the issuer (E.G., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times (E.G., bonds, notes, debentures).

DOLLAR ROLLS

Dollar rolls are transactions in which securities are sold for delivery in the current month and the seller contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price (plus interest earned on the cash proceeds of the sale) is applied against the past interest income on the securities sold to arrive at an implied borrowing rate.

Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security.

If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, the Fund will place U.S. government or other liquid, high grade assets in a segregated account in an amount sufficient to cover its repurchase obligation.


EURO-DENOMINATED SECURITIES

Effective January 1, 1999, 11 of the 15 member states of the European Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's currency. By July 1, 2002, the euro will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. During the transition period, each Fund will treat the euro as a separate currency from that of any member state.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the participating countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies.

The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which a Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions, such as day-count fractions or settlement dates applicable to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term consequences can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact each Fund's euro-denominated investments.


EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS

Eurodollar bank obligations are U.S. dollar denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

FOREIGN SECURITIES

Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

In making investment decisions for the Funds, the Adviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Adviser cannot assure that the Fund will not suffer losses resulting from investing in foreign countries.

Holding Fund assets in foreign countries through specific foreign custodians presents additional risks, including but not limited to the risks that a particular foreign custodian or depository will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets.

By investing in foreign securities, the Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by each Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. Shares of the International Equity Index and International Equity Funds, when included in appropriate amounts in a portfolio otherwise consisting of domestic securities, may provide a source of increased diversification. The International Equity Index and International Equity Funds seek increased diversification by combining securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends. The international investments of the International Equity Index and International Equity Funds may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by a Fund's investments in one foreign market represented in its portfolio may offset potential gains from the Fund's investments in another country's markets.

Emerging countries are all countries that are considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries classified by the United Nations or otherwise regarded by the international financial community as developing. Currently, the countries excluded from this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan, and Switzerland.

FORWARD FOREIGN CURRENCY CONTRACTS

Forward foreign currency contracts involve obligations to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in the foreign currency. A Fund may realize a gain or loss from currency transactions.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchase the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

A Fund may use futures contracts, and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired. They may also be used to minimize fluctuations in foreign currencies or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

Index futures are futures contracts for various indices that are traded on registered securities exchanges. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract which has previously been "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with or for the account of a broker or custodian to initiate and maintain open secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying the futures contracts they hold. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge the underlying securities.

The risk of loss in trading futures contracts can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to a Fund. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds will be engaged in futures transactions only for hedging purposes, the Adviser do not believe that the Funds will generally be subject to the risks of loss frequently associated with futures transactions. The Funds presumably would have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline. The risk of loss from the purchase of options is less as compared with the purchase or sale of futures contracts because the maximum amount at risk is the premium paid for the option.

Utilization of futures transactions by the Funds does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the fund securities being hedged. It is also possible that the Funds could both lose money on futures contracts and experience a decline in value of its fund securities. There is also the risk of loss by the Funds of margin deposits in the event of the bankruptcy of a broker with whom the Funds have an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

GICS

A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer. Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

HIGH YIELD SECURITIES

High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, I.E., below BBB by S&P or Baa by Moody's, or their unrated equivalents. The risks associated with investing in high yield securities include:

         (i) High yield, lower rated bonds involve greater risk of default or price declines than investments in investment grade securities (E.G., securities rated BBB or higher by S&P or Baa or higher by Moody's)due to changes in the issuer's creditworthiness.

         (ii) The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

         (iii) Market prices for high risk, high yield securities may also be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market.

         (iv) The market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

HEDGING TECHNIQUES


Hedging is an investment strategy designed to offset investment risks. Hedging activities include, among other things, the use of options and futures. There are risks associated with hedging activities, including: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates;
(ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and option on futures; (iii) there may not be a liquid secondary market for a futures contract or option; and (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.


ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on a Fund's books.

INVESTMENT COMPANY SHARES

The Funds may purchase shares of other mutual funds to the extent consistent with applicable law. Investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund's purchase of such investment company securities results in the layering of expenses, such that you would indirectly bear a proportionate share of investment company operating expenses, such as advisory fees.

INVESTMENT GRADE OBLIGATIONS

Investment grade obligations are debt obligations rated BBB by S&P or Baa by Moody's, or their unrated equivalents. These securities are deemed to have speculative characteristics.

LOAN PARTICIPATIONS

Loan participations are interest in loans to U.S. corporations which are administered by the lending bank or agent for a syndicate of lending banks. In a loan participation, the borrower corporation is the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation, a loan participation is subject to the credit risks associated with the underlying corporate borrower.

In the event of bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Under the terms of a Loan Participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

The  secondary  market  for  loan   participations   is  limited  and  any  such
participation purchased by the Fund may be regarded as illiquid.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and floating mortgages.

GOVERNMENT PASS-THROUGH SECURITIES

These are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae, and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae, and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, FHLMC has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold
PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Obligations of GNMA are backed by the full faith and credit of the U.S. government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. government, but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

PRIVATE PASS-THROUGH SECURITIES

Private pass-through securities are mortgage-backed securities issued by a non-governmental agency, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

CMOS

CMOs  are  securities  collateralized  by  mortgages,   mortgage  pass-throughs,
mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICS

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody's.

Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. government.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the Principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.

The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

DETERMINING MATURITIES OF MORTGAGE-BACKED SECURITIES

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Adviser believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment for a Fund, it will be deemed to have a remaining maturity equal to its average life as estimated by the Adviser. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average life as estimated by the Adviser will be the actual average life.

MUNICIPAL FORWARDS

Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date (see "When-Issued Securities and Municipal Forwards" for more information).

MUNICIPAL LEASE OBLIGATIONS

Municipal lease obligations are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They make take the form of a lease, an installment purchase contract, an conditional sales contract, or a participation interest in any of the above.

MUNICIPAL SECURITIES

         MUNICIPAL BONDS include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (for example, tolls from a bridge). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is totally dependent on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for the payment.

         MUNICIPAL NOTES consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investments in any of the notes described above will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2 or V-MIG-2 at the time of investment by Moody's, (iii) which are rated SP-2 at the time of investment by S&P, or (iv) which, if not rated by S&P or Moody's, are in the Adviser's judgment, of at least comparable quality to MIG-2, VMIG-2 or SP-2.

         Municipal bonds must be rated at least BBB or better by S&P or at least Baa or better by Moody's at the time of purchase for the Tax-Exempt Bond Funds or in one of the two highest short-term rating categories by S&P or Moody's for the Tax-Exempt Money Market Fund or, if not rated by S&P or Moody's, must be deemed by the Adviser to have essentially the same characteristics and quality as bonds having the above ratings. A Fund may purchase industrial development and pollution control bonds if the interest paid is exempt from Federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Other types of tax-exempt instruments which are permissible investments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds may also purchase participation interests in municipal securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives a Fund an undivided interest in the underlying municipal security. If it is unrated, the participation interest will be backed by an irrevocable letter of credit or guarantee of a credit-worthy financial institution or the payment obligations otherwise will be collateralized by U.S. government securities. Participation interests may have fixed, variable or floating rates of interest and may include a demand feature. A participation interest without a demand feature or with a demand feature exceeding seven days may be deemed to be an illiquid security subject to the Fund's investment limitations restricting their purchases of illiquid securities. A Fund may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

         Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

OPTIONS

A Fund may write call options on a covered basis only, and will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Funds of writing covered calls is that the Funds receive a premium which is additional income. However, if the security rises in value, the Funds may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security, and the time remaining until the expiration date.

The Funds will write call options only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Funds will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

OTHER INVESTMENTS

The Funds are not prohibited from investing in bank obligations issued by clients of SEI Investments Company ("SEI Investments"), the parent company of the Administrator and the Distributor. The purchase of Fund shares by these banks or their customers will not be a consideration in deciding which bank obligations the Funds will purchase. The Funds will not purchase obligations issued by the Adviser.

PAY-IN-KIND SECURITIES

Pay-In-Kind securities are debt obligations or preferred stock, that pay interest or dividends in the form of additional debt obligations or preferred stock.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (E.G., a Fund) obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer as recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the appropriate Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

RESOURCE RECOVERY BONDS


The Virginia Tax-Free Money Market Fund and the municipal bond funds may purchase resource recovery bonds, which are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.


RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS

Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may acquire only obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). In the case of taxable money market funds, investments in second tier securities are subject to further constraints in that (i) no more than 5% of a money market fund's assets may be invested in second tier securities and (ii) any investment in securities of any one such issuer is limited to the greater of 1% of the money market fund's total assets or $1 million. A taxable money market fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies of instrumentalities) if, as a result, more than 5% of the total assets of the Fund would be invested the securities of one issuer. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

RESTRICTED SECURITIES

Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. The Funds may invest in restricted securities, and each such Fund may invest up to 15% of its net assets (10% for the money market funds) in illiquid securities, subject to each Fund's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Adviser pursuant to guidelines adopted by the Trust's Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such Restricted Securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

SECURITIES LENDING


All Funds may lend securities pursuant to agreements which require that the loans be continuously secured by collateral at all times equal to 100% of the market value of the loaned securities which consists of cash, securities of the U.S. government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets taken at fair market value. A Fund will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the collateral. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Further, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Funds may use the Distributor or a broker-dealer affiliate of the Adviser as a broker in these transactions.


SHORT-TERM OBLIGATIONS

Short-term obligations are debt obligations maturing (becoming payable) in 397 days or less, including commercial paper and short-term corporate obligations. Short-term corporate obligations are short-term obligations issued by corporations.

STANDBY COMMITMENTS AND PUTS

The Funds may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Funds to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed one-half of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

STRIPS

Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury securities traded through the Federal Book-Entry System. An Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate the affected Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 under the Investment Company Act of 1940, as amended, (the "1940 Act"), the Adviser will only purchase STRIPS for money market funds that have a remaining maturity of 397 days or less; therefore, the money market funds currently may only purchase interest component parts of U.S. Treasury securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the money market funds.

SUPRANATIONAL AGENCY OBLIGATIONS

Supranational agency obligations are obligations of supranational entities established through the joint participation of several governments, including the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (also known as the "World Bank"), African Development Bank, European Union, European Investment Bank, and the Nordic Investment Bank.

SWAPS, CAPS, FLOORS, COLLARS

Swaps, caps, floors and collars are hedging tools designed to permit a Fund to preserve a return or spread on a particular investment or portion of its portfolio. They are also used to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount." This is done in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances. This is usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level. Meanwhile, the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. A obligation a Fund may have under these types of arrangements will be covered by setting aside liquid high-grade securities in a segregated account. The Funds will enter into swaps only with counterparties believed to be creditworthy.

U.S. GOVERNMENT AGENCY OBLIGATIONS

U.S. government agency obligations are obligations issued or guaranteed by agencies or instrumentalities of the U.S. government. Agencies of the U.S. government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the U.S. government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the U.S. Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury and still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. TREASURY OBLIGATIONS

U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury. They also consist of separately traded interest and principal component parts of these obligations that are transferable through STRIPS or CUBES.

VARIABLE AND FLOATING RATE SECURITIES

Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

VARIABLE RATE MASTER DEMAND NOTES

Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Fund, as lender, and a borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the Adviser, be equivalent to the ratings applicable to permitted investments for the particular Fund. The Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. Variable rate master demand notes may or may not be backed by bank letters of credit.

WARRANTS

Warrants give holders the right, but not the obligation, to buy shares of a company at a given price, usually higher than the market price, during a specified period.

WHEN-ISSUED SECURITIES AND MUNICIPAL FORWARDS

When-issued securities are securities that are delivered and paid for normally within 45 days after the date of commitment to purchase. Municipal forwards call for delivery of the underlying municipal security normally after 45 days but before one year after the commitment date.

Although a Fund will only make commitments to purchase when-issued securities and municipal forwards with the intention of actually acquiring the securities, a Fund may sell them before the settlement date. When-issued securities are subject to market fluctuation, and accrue no interest to the purchaser during this pre-settlement period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing municipal forwards and when-issued securities entails leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the appropriate custodian, and a Fund will maintain high-quality, liquid assets in an amount at least equal in value to its commitments to purchase when-issued securities and municipal forwards. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON OBLIGATIONS

Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accumulated. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

Investors will receive written notification at least thirty days prior to any change in a Fund's investment objective. The phrase "principally invests" as used in the prospectus means that the Fund invests at least 65% of its assets in the securities as described in the sentence. Each tax-exempt fund invests at least 80% of its total assets in securities with income exempt from federal income and alternative minimum taxes.

INVESTMENT POLICIES

The following are fundamental policies of each Fund and cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.


FUNDAMENTAL POLICIES


No Fund (except the Life Vision Funds) may:

         1. Acquire more than 10% of the voting securities of any one issuer.

         2.       Invest in companies for the purpose of exercising control.

         3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the value of a Fund's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

         4. Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) a Fund may enter into repurchase agreements, and
                  (c) the Bond Funds, Balanced Fund, International Equity Fund, International Equity Index Fund, Limited- Term Federal Mortgage Securities Fund, U.S. Government Securities Fund, Small Cap Value Equity Fund and Value Income Stock Fund, may engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.

         5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of the Fund's total assets, taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

         6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts (except for financial futures contracts) and interests in a pool of securities that are secured by interests in real estate (except that each Bond Fund may purchase mortgage-backed and other mortgage-related securities, including collateralized mortgage obligations and REMICs). However, subject to their permitted investment spectrum, any Fund may invest in companies which invest in real estate, commodities or commodities contracts.

         7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

         8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a security.

         9. Purchase securities of other investment companies except for money market funds and CMOs and REMICs deemed to be investment companies and then only as permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder, except that the Mid-Cap Equity, Balanced, Georgia Tax-Exempt Bond, Florida Tax-Exempt Bond, U.S. Government Securities, Limited-Term Federal Mortgage Securities,
                  International Equity Index, International Equity, and Small Cap Value Equity Funds' purchases of investment company shares are not limited to money market funds. Under these rules and regulations, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total assets of a Fund; or securities (other than U.S. Treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

         10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

         11. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer; provided, however, that a Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

         12. Purchase any securities which would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, repurchase agreements involving such securities or tax-exempt securities issued by governments or political subdivisions of governments and, with respect to only the money market funds, obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, (i) utility companies will be divided to according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.

LIFE VISION FUNDS

No Life Vision Fund may:

         1. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by investment companies) if, as a result, more than 5% of the total assets of a Life Vision Fund would be invested in the securities of such issuer; provided, however, that a Life Vision Fund may invest more than 25% of its assets without regard to this restrictions permitted by applicable law;

         2. Borrow money, except that a Life Vision Fund (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Life Vision Fund's total assets determined at the time of the borrowing and (b) may borrow money from banks or by engaging in reverse repurchase agreements. Asset coverage of at least 300% is required for all borrowings, except where a Life Vision Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

         3. Underwrite securities issued by others, except to the extent that the Life Vision Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "Securities Act") in the disposition of restricted securities;

         4. Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC");

         5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by investment companies) if, as a result, more than 25% of the Life Vision Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In addition, each Life Vision Fund may not invest more than 25% of its assets in underlying STI Classic Funds that, as a matter of policy, concentrate their assets in any one industry. However, a Life Vision Fund may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying STI Classic Funds. Each Life Vision Fund may invest up to 100% of its assets in securities issued by investment companies;

         6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Life Vision Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business);

         7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; and

         8. Lend any security or make any other loan, except as permitted by the 1940 Act.

PROPOSED FUNDAMENTAL INVESTMENT POLICIES

On August 15, 2000, the Board of Trustees recommended that shareholders of each Fund approve certain revisions to each Fund's fundamental investment policies. These revised policies, which are listed below, if approved, would replace each of the fundamental policies listed above. Shareholders of record on August 16, 2000 will be asked to approve the revised policies at shareholders meeting scheduled for October 27, 2000. If these revised policies are approved, they will take effect immediately. The Fund will update this SAI if the revised policies are not approved by the shareholders of each Fund.

No Fund may:

         1. With respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

         2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

         3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the sale of portfolio securities.

         4. Issue senior securities (as defined in the Investment Company Act of 1940 (the "1940 Act")), except as permitted by rule, regulation or order of the Securities and Exchange Commission.

         5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies who principal business activities are in the same industry.

                  5.1 With respect to the money market funds, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

                  5.2 No Life Vision Fund may invest more than 25% of its assets in underlying STI Classic Funds that, as a matter of policy, concentrate their assets in any one industry. However, a Life Vision Fund may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying STI Classic Funds. Each Life Vision Fund may invest up to 100% of its assets in securities issued by investment companies.

         6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

         7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

         8. Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

NON-FUNDAMENTAL POLICIES

No Fund may purchase or hold illiquid securities (I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets (10% for the Prime Quality Money Market, U.S. Government Securities Money Market, U.S. Treasury Money Market Fund, and Tax-Exempt Money Market Funds) would be invested in illiquid securities.


No Life Vision Fund currently intends to purchase securities on margin, except that a Life Vision Fund may obtain such short-term credits as are necessary for the clearance of transactions.

No Life Vision Fund currently intends to sell securities short.

No Life Vision Fund currently intends to purchase or sell futures contracts or put or call options.

No Life Vision Fund may invest in shares of unaffiliated money market funds, except as permitted by the SEC.


With the exception of the limitations on liquidity standards, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

INVESTMENT ADVISER


The investment adviser makes investment decisions for the STI Classic Funds (hereon, the "Funds") and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities. Trusco Capital Management, Inc. (Trusco), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser ("Adviser") to the Funds. As of July 1, 2000, Trusco had approximately $47 billion in assets under management.

For periods prior to January 1, 2000, STI Capital Management, N.A. ("STI"), a subsidiary of SunTrust Banks, Inc. served as investment adviser to the Balanced Fund, Capital Appreciation Fund, Florida Tax-Exempt Bond Fund, International Equity Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited-Term Federal Mortgage Securities Fund, Mid-Cap Equity Fund, Small Cap Value Equity Fund and Value Income Stock Fund. On January 1, 2000, SunTrust Bank (formerly SunTrust Bank, Atlanta), a subsidiary of SunTrust Banks, Inc. and the investment adviser of the Georgia Tax-Exempt Bond Fund, succeeded STI as the investment adviser to those Funds. On July 1, 2000 SunTrust Banks, Inc. reorganized its money management units, including those of SunTrust Bank, into Trusco. As a result, Trusco now serves as the investment adviser to each Fund pursuant to three separate agreements. The Advisory Agreements provide that the Adviser shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


The Advisory Agreements provide that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by certain states, the Adviser and/or the Administrator will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

The continuance of the Advisory Agreements, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements will terminate automatically in the event of its assignment, and each is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.


For its advisory services, Trusco is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of: 0.95% of the average daily net assets of the Balanced Fund, 1.15% of the average daily net assets of the Capital Appreciation Fund, 1.10% of the average daily net assets of the Core Equity Fund, 1.10% of the average daily net assets of the E-Commerce Opportunity Fund, 0.65% of the average daily net assets of the Florida Tax-Exempt Bond Fund, 0.65% of the average daily net assets of the Georgia Tax-Exempt Bond Fund, 0.90% of the average daily net assets of the Growth and Income Fund, 0.80% of the average daily net assets of the High Income Fund, 0.90% of the average daily net assets of the International Equity Index Fund, 1.25% of the average daily net assets of the International Equity Fund, 0.74% of the average daily net assets of the Investment Grade Bond Fund, 0.74% of the average daily net assets of the Investment Grade Tax-Exempt Bond Fund, 0.65% of the average daily net assets of the Limited-Term Federal Mortgage Securities Fund, 0.65% of the average daily net assets of the Maryland Municipal Bond Fund, 1.15% of the average daily net assets of the Mid-Cap Equity Fund, 0.65% of the average daily net assets of the Prime Quality Money Market Fund, 0.65% of the average daily net assets of the Short-Term Bond Fund, 0.65% of the average daily net assets of the Short-Term U.S. Treasury Securities Fund, 1.15% of the average daily net assets of the Small Cap Growth Stock Fund, 1.15% of the average daily net assets of the Small Cap Value Equity Fund, 1.15% of the average daily net assets of the Tax Sensitive Growth Stock Fund, 0.55% of the average daily net assets of the Tax-Exempt Money Market Fund, 0.40% of the average daily net assets of the Virginia Tax-Free Money Market Fund, 0.65% of the average daily net assets of the U.S. Government Securities Money Market Fund, 0.65% of the average daily net assets of the U.S. Treasury Money Market Fund, 0.74% of the average daily net assets of the U.S. Government Securities Fund, 0.80% of the average daily net assets of the Value Income Stock Fund, 0.65% of the average daily net assets of the Virginia Municipal Bond Fund, 0.65% of the average daily net assets of the Virginia Intermediate Municipal Bond Fund, 0.25% of the average daily net assets of the Life Vision Aggressive Growth Fund, 0.25% of the average daily net assets of the Life Vision Growth and Income Fund, and 0.25% of the average daily net assets of the Life Vision Moderate Growth Fund.

For the fiscal years ended May 31, 2000, 1999, and 1998, the Funds paid the following advisory fees:

-------------------------------  --------------------------------------------   ----------------------------------------
                                                Fees Paid                            Fees Waived or Reimbursed
                                  (Net After Waivers or Reimbursements)
            FUND
------------------------------   --------------------------------------------   ----------------------------------------
                                      2000            1999           1998           2000          1999          1998
------------------------------   --------------------------------------------   ----------------------------------------
Balanced Fund                      $2,779,000      $2,546,000     $1,561,000      $335,000       $248,000      $226,000
------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund         $21,951,000     $23,291,000    $17,608,000    $1,750,000     $1,878,000    $1,818,000
------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                     $857,000               *              *       $63,000              *             *
------------------------------------------------------------------------------------------------------------------------
E-Commerce Opportunity Fund          $469,000               *              *       $69,000              *             *
------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund         $650,000        $804,000       $419,000      $130,000       $133,000      $121,000
------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund         $524,000        $575,000       $330,000      $113,000        $96,000       $94,000
------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund             $7,269,000      $2,558,000     $4,337,000        $1,000             $0            $0
------------------------------------------------------------------------------------------------------------------------
High Income Fund #                     $3,000         $60,000       $285,164        $3,000        $74,000            $0
------------------------------------------------------------------------------------------------------------------------
International Equity Fund          $6,533,000      $7,655,000     $7,210,000       $18,000       $308,000       $70,000
------------------------------------------------------------------------------------------------------------------------
International Equity Index         $1,359,000        $563,000       $543,000      $190,000        $70,000       $77,000
Fund
------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund         $7,739,000      $6,499,000     $4,853,000      $798,000       $743,000      $794,000
------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt        $1,176,000      $1,381,000     $1,118,000      $109,000       $191,000      $208,000
Bond Fund
------------------------------------------------------------------------------------------------------------------------



-----------------------------   ---------------------------------------------   ----------------------------------------
                                                Fees Paid                            Fees Waived or Reimbursed
                                  (Net After Waivers or Reimbursements)
            FUND
-----------------------------   ---------------------------------------------   ----------------------------------------
Limited-Term Federal                 $742,000        $955,000       $740,000      $162,000       $153,000      $159,000
Mortgage Securities Fund
------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund         $186,000         $84,000        $50,000       $42,000        $49,000       $61,000
------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                $2,763,000      $3,717,000     $3,847,000      $191,000       $355,000      $422,000
------------------------------------------------------------------------------------------------------------------------
Prime Quality Money Market        $21,362,000     $17,530,000     $9,511,000    $6,310,000     $4,356,000    $2,700,000
Fund
------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund               $1,110,000         $90,000       $544,000      $185,000       $139,000      $165,000
------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury             $347,000        $352,000       $151,000       $88,000        $62,000       $78,000
Securities Fund
------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund        $3,384,000        $314,000              *       $84,000        $79,000             *
------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund        $3,363,000      $3,701,000     $3,350,000       $76,000       $161,000      $329,000
------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund       $3,098,000      $4,122,000     $2,219,000    $1,060,000     $1,057,000      $882,000
------------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock         $6,855,000      $1,008,000              *      $399,000       $124,000             *
Fund
------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities           $670,000        $380,000       $187,000       $88,000        $58,000       $54,000
Fund
------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities         $2,564,000      $2,992,000     $1,984,000      $537,000       $607,000      $580,000
Money Market Fund
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market         $4,236,000      $1,486,000     $2,412,000      $855,000        $21,000            $0
Fund
------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund           $13,106,000     $15,302,000    $15,826,000            $0             $0            $0
------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate              $1,551,000        $641,000     $1,248,000            $0             $0            $0
Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund         $280,000        $110,000       $167,000       $20,000        $20,000       $28,000
------------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Money            $1,184,000        $607,000       $963,000        $4,000         $3,000            $0
Market Fund
------------------------------------------------------------------------------------------------------------------------


*  Not in operation during the period.

+ Prior to May 24, 1999, advisory fees were paid by the predecessor to this Fund pursuant to an agreement between the CrestFunds and Crestar Asset Management Company for the fiscal years ended November 30, 1999 and November 30, 1998, respectively.

# Prior to March 28, 2000, advisory fees were paid by the predecessor to this Fund pursuant to an agreement between the ESC Strategic Funds and SunTrust Equitable Securities Corporation. The amounts listed for 1999 and 1998 represent the advisory fees paid to and/or waived by Equitable Securities Corporation for the fiscal years ending March 28, 2000 and March 31, 1999, respectively.

For the fiscal years ended May 31, 2000, 1999, and 1998, the Life Vision Funds paid the following advisory fees:

                                                         FEES PAID                                 FEES WAIVED OR REIMBURSED
                                      ----------------------------------------------- ----------------------------------------------
             FUND                          2000            1999            1998            2000            1999            1998
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Life Vision Aggressive Growth             $ 11,000      $ 21,986         $ 39,508        $ 31,000        $13,352        $ 25,574
Fund+
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Life Vision Growth and Income             $ 18,000      $ 25,358         $ 53,342        $ 40,000        $15,141        $ 32,109
Fund+
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Life Vision Moderate Growth               $111,000      $114,314         $233,180        $102,000        $54,595        $119,987
Fund+
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------


+Prior to May 24, 1999, advisory fees were paid by the predecessor to this Fund pursuant to an agreement between The CrestFunds and Crestar Asset Management Company for the fiscal years ended November 30, 1999 and November 30, 1998, respectively.

The Adviser has agreed to waive a portion of its fees or reimburse expenses in order to limit Fund expenses.


THE ADMINISTRATOR

The Trust and SEI Investments Mutual Funds Services (the "Administrator") are parties an to administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the date of the Agreement and shall continue in effect for successive periods of two years subject to review at least annually by the Trustees of the Trust unless terminated by either party on not less than 90 days' written notice to the other party.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, Pitcairn Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.


For its administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of: .12% of the first $1 billion of average aggregate net assets, .09% on the next $4 billion of average aggregate net assets, .07% of the next $3 billion of average aggregate net assets, .065% of the next $2 billion of average aggregate net assets, and .06% thereafter.


For the fiscal years ended May 31, 2000, 1999, and 1998, the Funds paid the following administration fees:

------------------------------   ---------------------------------------------    ------------------------------------
                                                   Fees Paid                                      Fees Waived

            FUND
------------------------------   ----------------------------------------------    -------------------------------------
                                       2000            1999           1998             2000           1999          1998
-----------------------------    ----------------------------------------------    -------------------------------------
Balanced Fund                        $232,000        $208,000       $136,000            $0             $0            $0
------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund          $1,458,000      $1,575,000     $1,218,000            $0             $0            $0
------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                      $59,000               *              *            $0              *             *
------------------------------------------------------------------------------------------------------------------------
E-Commerce Opportunity Fund           $35,000               *              *            $0              *             *
------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund          $85,000         $96,000        $61,000            $0             $0            $0
------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund          $69,000         $69,000        $44,000            $0             $0            $0
------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund               $572,000        $493,000       $950,000            $0             $0            $0
------------------------------------------------------------------------------------------------------------------------
High Income Fund                           $0          $9,000        $42,775            $0             $0            $0
------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund           $817,000        $683,000       $550,000            $0             $0            $0
------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt          $123,000        $146,000       $128,000            $0             $0            $0
Bond Fund
------------------------------------------------------------------------------------------------------------------------
International Equity Fund            $371,000        $477,000       $416,000            $0             $0            $0
------------------------------------------------------------------------------------------------------------------------
International Equity Index           $122,000         $49,000        $43,000            $0             $0            $0
Fund
------------------------------------------------------------------------------------------------------------------------
Life Vision Aggressive                $18,000         $20,000            N/A            $0        $19,000           N/A
Growth Fund
------------------------------------------------------------------------------------------------------------------------
Life Vision Growth and                $17,000         $20,000            N/A            $0        $18,000           N/A
Income Fund
------------------------------------------------------------------------------------------------------------------------
Life Vision Moderate Growth           $56,000         $20,000            N/A            $0        $13,000           N/A
Fund
------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal                  $98,000        $115,000        $99,000            $0             $0            $0
Mortgage Securities Fund
------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund          $25,000         $33,000        $26,000            $0             $0            $0
------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                  $181,000        $253,000       $267,000            $0             $0            $0
------------------------------------------------------------------------------------------------------------------------
Prime Quality Money Market         $3,012,000      $2,092,000       $785,000            $0       $250,000      $571,000
Fund
------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                 $141,000        $106,000        $80,000            $0             $0            $0
------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury              $47,000         $42,000        $26,000            $0             $0            $0
Securities Fund
------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund          $212,000        $251,000       $230,000            $0             $0            $0
------------------------------------------------------------------------------------------------------------------------


------------------------------   ---------------------------------------------    ------------------------------------
                                                   Fees Paid                                      Fees Waived

            FUND
------------------------------   ----------------------------------------------    -------------------------------------
                                       2000            1999           1998             2000           1999          1998
-----------------------------    ----------------------------------------------    -------------------------------------
Small Cap Growth Stock Fund          $218,000         $21,000              *            $0             $0             *
------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund         $535,000        $583,000       $398,000            $0             $0       $10,000
------------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock           $446,000         $67,000              *            $0             $0             *
Fund
------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities            $73,000         $40,000        $24,000            $0             $0            $0
Fund
------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities           $337,000        $359,000       $236,000            $0         $3,000       $47,000
Money Market Fund
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market           $579,000        $550,000       $927,000            $0             $0            $0
Fund
------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund            $1,154,000      $1,498,000     $1,428,000            $0             $0            $0
------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate                $170,000        $185,000       $375,000            $0             $0            $0
Municipal Bond
------------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund          $36,000         $27,000        $46,000            $0        $20,000       $36,000
------------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Money              $212,000        $222,000       $366,000            $0             $0            $0
Market Fund
------------------------------------------------------------------------------------------------------------------------


*  Not in operation during the period.

+ Prior to May 24, 1999, administration fees were paid by the predecessor to this Fund pursuant to an agreement between the CrestFunds and the Administrator for the fiscal years ended November 30, 1999 and November 30, 1998, respectively.


# Prior to March 28, 2000, administration fees were paid by the predecessor to this Fund pursuant to an agreement between the ESC Strategic Funds, Inc. and BISYS Fund Services. The amounts listed for 1999 and 1998 represent the administration fees paid to and/or waived by Equitable Securities Corporation for the fiscal years ending March 28, 2000 and March 31, 1999, respectively.


THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust have entered into a distribution agreement (the "Distribution Agreement") dated May 29, 1992. Under the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of Shares of the Trust. The Distributor will receive no compensation for distribution of Trust Shares. In addition, the Investor Shares of the Funds have a distribution plan (the "Investor Plan"), and the Flex Shares of the Funds have a distribution and service plan (the "Flex Plan").

The Distribution Agreement is renewable annually and may be terminated by the Distributor, the disinterested Trustees, or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party.

For the fiscal years ended May 31, 2000, 1999, and 1998, the aggregate sales charges payable to the Distributor with respect to the Investor Shares of the Funds were as follows:



                                              AGGREGATE SALES CHARGE PAYABLE TO               AMOUNT RETAINED BY DISTRIBUTOR
                                                         DISTRIBUTOR
                                      ----------------------------------------------- ----------------------------------------------
             FUND                          2000            1999            1998            2000            1999            1998
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Balanced Fund                           $   36,000     $   32,000         $ 48,373       $ 17,000         $  7,780       $      0
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Capital Appreciation Fund               $1,984,000     $1,916,000         $560,435       $298,000         $127,525       $    312
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Florida Tax-Exempt Bond Fund            $    6,000     $    7,000         $  7,296       $  6,000         $  2,173       $      0
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Georgia Tax-Exempt Bond Fund            $    6,000     $    6,000         $  7,871       $  6,000         $  6,260       $      0
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Growth and Income Fund +                $  100,000     $   26,000         $ 50,000       $ 50,000         $ 16,000       $ 50,000
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
International Equity Fund               $   41,000     $   51,756         $ 93,755       $ 13,000         $  8,000       $     16
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
International Equity Index Fund         $   19,000     $   22,000         $  5,285       $ 12,000         $  5,000       $     16
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Investment Grade Bond Fund              $  129,000     $  115,000         $ 54,658       $ 38,000         $ 36,642       $      0
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Investment Grade Tax-Exempt             $   96,000     $    6,000         $ 10,402       $ 22,000         $ 11,683       $     36
Bond Fund
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Limited-Term Federal Mortgage           $    4,000     $    4,000         $    485       $  3,000         $  1,486       $      0
Securities Fund
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Mid-Cap Equity Fund                     $   72,000     $   90,000         $ 93,073       $ 19,000         $  6,975       $     26
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Prime Quality Money Market              $1,973,000     $1,157,000         $716,000       $320,000         $188,000       $251,000
Fund
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Small Cap Growth Stock Fund             $   56,000     $   97,000         $ 57,613       $ 24,000         $  6,801       $      0
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Short-Term Bond Fund                    $    4,000     $    5,000         $  1,056       $  4,000         $  4,278       $     10
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Short-Term U.S. Treasury                $    5,000     $    4,000         $    547       $  5,000         $  5,266       $      4
Securities Fund
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Tax-Exempt Money Market Fund            $  194,000     $  214,000         $190,000       $ 49,000         $ 58,000       $  4,000
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
U.S. Government Securities Fund         $    8,000     $   11,000         $ 23,873       $  8,000         $  1,771       $      0
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
U.S. Government Securities              $  108,000     $  104,000         $ 97,000       $ 31,000         $ 49,000       $ 27,000
Money Market Fund
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Value Income Stock Fund                 $  504,000     $  638,471         $576,856       $  2,000         $      0       $    361
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Virginia Intermediate Municipal         $   11,000     $    6,000         $ 13,000       $ 11,000         $  5,894       $ 13,000
Bond Fund +
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------
Virginia Tax-Free Money Market          $   51,000     $   14,000         $ 33,000       $ 25,000         $ 14,000       $ 33,000
Fund
--------------------------------      -------------- --------------- ---------------- --------------- --------------- --------------


+ Prior to May 24, 1999, sales charges were paid by the predecessor to this Fund pursuant to an agreement between the CrestFunds and the Distributor for the fiscal years ended November 30, 1999 and November 30, 1998, respectively.

The following table shows the amount of front-end sales charge that is paid to Investment Consultants (Dealers) as a percentage of the offering price of those
Shares:


                                                                 DEALERS' REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                                                       --------------------------------------------------------------------------
                                                                          $100,000           $250,000
                                                       Less than          but less than      but less than       $1,000,000
                     FUND(S)                           $100,000           $250,000           $1,000,000          and over
-----------------------------------------------------  -----------------  -----------------  ------------------  ----------------
Balanced, Capital Appreciation, Core Equity, E-        3.75%              3.25%              2.5%                1.50%
Commerce Opportunity, Florida Tax-Exempt Bond,
Georgia Tax-Exempt Bond, Growth and Income Fund,
International Equity, International Equity Index,
Investment Grade Bond, Investment Grade Tax-Exempt
Bond, Mid-Cap Equity, Small Cap Value Equity, Small
Cap Growth Stock, U.S. Government Securities, Value
Income Stock, and Virginia Intermediate Municipal
Bond Funds
-----------------------------------------------------  -----------------  -----------------  ------------------  ----------------
Limited-Term Federal Mortgage Securities Fund          2.5%               1.75%              1.25%               0%
-----------------------------------------------------  -----------------  -----------------  ------------------  ----------------
Short-Term Bond Fund                                   2.00%              1.50%              1.00%               0%
-----------------------------------------------------  -----------------  -----------------  ------------------  ----------------
Short-Term U.S. Treasury Securities Fund               1.00%              0.79%              0.5%                0%
-----------------------------------------------------  -----------------  -----------------  ------------------  ----------------

For the fiscal years ended May 31, 2000, 1999 and 1998, the aggregate sales charges payable to the Distributor with respect to the Flex Shares of the Funds were as follows:


---------------------------------    --------------------------------------------------   --------------------------------------
                                              AGGREGATE SALES CHARGE PAYABLE TO              AMOUNT RETAINED BY DISTRIBUTOR
                 FUND                         DISTRIBUTOR
--------------------------------     --------------------------------------------------   --------------------------------------
                                              2000            1999             1998            2000           1999         1998
--------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                             $  765,000      $  441,000         $ 11,758       $ 38,000       $ 14,028      $     0
--------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                  1,528,000       1,276,420           60,500         45,000              0            0
--------------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                              11,000               *                *          3,000              *            *
--------------------------------------------------------------------------------------------------------------------------------
E-Commerce Opportunity Fund                   52,000               *                *          1,000              *            *
--------------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund                 127,000         115,000            2,556         53,000         47,200            0
--------------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund                 113,000         100,000            3,920         47,000         41,114            0
--------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                       497,000         136,000          203,000        126,000         21,000       51,000
--------------------------------------------------------------------------------------------------------------------------------
High Income Fund #                             4,000        N/A               N/A              2,000         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                    146,000         193,720           23,393         28,000         51,229            0
--------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund               32,000          12,000           12,866         12,000          4,000        4,378
--------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund                   249,000         183,000           10,040         65,000         47,023            0
--------------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt                  163,000         107,000            2,900         38,000         29,696            0
Bond Fund
--------------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage                 22,000          18,000            2,805         22,000         17,676            0
Securities Fund
--------------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund                  75,000          24,464                0         18,000              0        1,000
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                          139,000         275,000            8,666         23,000         25,502            0
--------------------------------------------------------------------------------------------------------------------------------
*  Not in operation during the period.


---------------------------------    --------------------------------------------------   --------------------------------------
                                              AGGREGATE SALES CHARGE PAYABLE TO              AMOUNT RETAINED BY DISTRIBUTOR
                 FUND                         DISTRIBUTOR
--------------------------------     --------------------------------------------------   --------------------------------------
                                              2000            1999             1998            2000           1999         1998
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Prime Quality MM Fund                     $   14,000         N/A               N/A              6,000         N/A           N/A
--------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                          21,000      $   21,000         $  1,395        $21,000        $20,743       $    0
--------------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury                      56,000          27,000            2,377         47,000         26,536            0
Securities Fund
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund                  139,000         275,000                0         36,000         63,824            0
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund                  112,000          12,000                *         17,000          8,257            *
--------------------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock Fund            1,867,000         144,000                *         71,000          8,880            *
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund              104,000          54,000            2,014         48,000         21,800            0
--------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund                    1,321,000       1,171,000          112,674         23,000          9,021            0
--------------------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund                  62,000          25,146           26,000         26,000              0       16,061
--------------------------------------------------------------------------------------------------------------------------------
*  Not in operation during the period.


*  Not in operation during the period.

+ Prior to May 24, 1999, sales charges fees were paid by the predecessor to this Fund pursuant to an agreement between the CrestFunds and the Distributor for the fiscal years ended November 30, 1999, November 30, 1998, and November 30, 1997, respectively.

# Prior to March 28, 2000 sales charges were paid by the predecessor to this Fund pursuant to an agreement between the ESC Strategic Funds, Inc. and BISYS Fund Services. The amounts listed for 1999 and 1998 represent the sales charges paid to and/or retained by BISYS Fund Services for the fiscal years ending March 28, 2000 and March 31, 1999, respectively.

INVESTOR SHARES AND FLEX SHARES DISTRIBUTION PLANS


The Distribution Agreement and the Investor Plan adopted by the Trust provide that Investor Shares of the Fund will pay the Distributor fees of up to the following respective levels: .28% of the average daily net assets of the Balanced Fund; .68% of the average daily net assets of the Capital Appreciation Fund;.25% of the average daily net assets of the Growth and Income Fund, .33% of the average daily net assets of the International Equity Fund; .38% of the average daily net assets of the International Equity Index Fund; .43% of the average daily net assets of the Mid-Cap Equity Fund; .33% of the average daily net assets of the Value Income Stock Fund; .18% of the average daily net assets of the Florida Tax-Exempt Bond Fund; .18% of the average daily net assets of the Georgia Tax-Exempt Bond Fund; .43% of the average daily net assets of the Investment Grade Bond Fund; .43% of the average daily net assets of the Investment Grade Tax-Exempt Bond Fund; .23% of the average daily net assets of the Limited-Term Federal Mortgage Securities Fund; .23% of the average daily net assets of the Short-Term Bond Fund; .18% of the average daily net assets of the Short-Term U.S. Treasury Securities Fund; .38% of the average daily net assets of the U.S. Government Securities Fund; .15% of the Virginia Intermediate Municipal Bond Fund, .20% of the average daily net assets of the Prime Quality Money Market Fund; .15% of the average daily net assets of the Tax-Exempt Money Market Fund; .40% of the average daily net assets of the Virginia Tax-Free Money Market Fund and .17% of the average daily net assets of the U.S. Government Securities Money Market Fund.

The Distribution Agreement and the Flex Plan adopted by the Trust provide that each Flex Shares Fund will pay the Distributor a fee of up to .75% of the average daily net assets of that Fund. The Distributor can use these fees to compensate broker-dealers and service providers, including SunTrust and its affiliates, which provide administrative and/or distribution services to Investor Shares or Flex Shares Shareholders or their customers who beneficially own Investor Shares or Flex Shares. In addition, Flex Shares are subject to a service fee of up to .25% of the average daily net assets of the Flex Shares of each Fund. This service fee will be used for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on their investments.

Services for which broker-dealers and service providers may be compensated include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding Shareholder communications from the Trust (such as proxies, Shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial, or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Trust has adopted the Investor Plan and the Flex Plan in each case in accordance with the provisions of Rule 12b-1 under the 1940 Act, which Rule regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Investor Plan and the Flex Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the disinterested Trustees. The Investor Plan and the Flex Plan require that quarterly written reports of amounts spent under the Investor Plan and the Flex Plan, respectively, and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Investor Plan and the Flex Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the affected class of shares of the Trust. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the disinterested Trustees.

There is no sales charge on purchases of Flex Shares, but Flex Shares are subject to a contingent deferred sales charge if they are redeemed within one year of purchase. Pursuant to the Distribution Agreement and the Flex Plan, Flex Shares are subject to an ongoing distribution and service fee calculated on each of the Bond Funds', Tax-Exempt Bond Funds', Equity Funds' and Balanced Fund's aggregate average daily net assets attributable to its Flex Shares.


For the fiscal years ended May 31, 2000, 1999, and 1998, the Funds paid the following amounts pursuant to the Investor Plan:

                                                                            DISTRIBUTION FEES - AMOUNT PAID
                                                           --------------------------------------------------------------
             FUND
                                                                  2000                    1999                  1998
-------------------------------                            -----------------        ----------------       --------------
Balanced Fund                                                 $   19,000              $   25,000             $    5,000
-------------------------------                            -----------------        ----------------       --------------
Capital Appreciation Fund                                     $1,686,000              $1,789,000             $1,442,000
-------------------------------                            -----------------        ----------------       --------------


                                                                            DISTRIBUTION FEES - AMOUNT PAID
                                                           --------------------------------------------------------------
             FUND
                                                                  2000                    1999                  1998
---------------------------------------------------        -----------------        ----------------       --------------
Core Equity Fund                                              $        0                    *                      *
---------------------------------------------------        -----------------        ----------------       --------------
E-Commerce Opportunity Fund                                   $        0                    *                      *
---------------------------------------------------        -----------------        ----------------       --------------
Florida Tax-Exempt Bond Fund                                  $        0              $  5,000                 $      0
---------------------------------------------------        -----------------        ----------------       --------------
Georgia Tax-Exempt Bond Fund                                  $        0              $      0                 $      0
---------------------------------------------------        -----------------        ----------------       --------------
Growth and Income Fund                                        $   50,000              $ 10,000                 $      0
---------------------------------------------------        -----------------        ----------------       --------------
International Equity Fund                                     $   28,000              $ 44,000                 $ 34,000
---------------------------------------------------        -----------------        ----------------       --------------
International Equity Index Fund                               $    7,000              $ 17,000                 $  8,000
---------------------------------------------------        -----------------        ----------------       --------------
Investment Grade Bond Fund                                    $   91,000              $106,000                 $ 97,000
---------------------------------------------------        -----------------        ----------------       --------------
Investment Grade Tax-Exempt Bond Fund                         $   74,000              $103,000                 $ 77,000
---------------------------------------------------        -----------------        ----------------       --------------
Limited-Term Federal Mortgage Securities Fund                 $    1,000              $  5,000                 $  1,000
---------------------------------------------------        -----------------        ----------------       --------------
Mid-Cap Equity Fund                                           $   53,000              $ 83,000                 $ 71,000
---------------------------------------------------        -----------------        ----------------       --------------
Prime Quality Money Market Fund                               $1,653,000              $969,000                 $465,000
---------------------------------------------------        -----------------        ----------------       --------------
Short-Term Bond Fund                                          $        0              $      0                 $      0
---------------------------------------------------        -----------------        ----------------       --------------
Short-Term U.S. Treasury Securities Fund                      $        0              $      0                 $      0
---------------------------------------------------        -----------------        ----------------       --------------
Small Cap Growth Stock                                        $   32,000                     *                        *
---------------------------------------------------        -----------------        ----------------       --------------
Tax-Exempt Money Market Fund                                  $  145,000              $156,000                 $126,000
---------------------------------------------------        -----------------        ----------------       --------------
U.S. Government Securities Fund                               $        0              $  9,000                 $  1,000
---------------------------------------------------        -----------------        ----------------       --------------
U.S. Government Securities Money Market Fund                  $   77,000              $ 55,000                 $ 70,000
---------------------------------------------------        -----------------        ----------------       --------------
Value Income Stock Fund                                       $  502,000              $638,000                 $631,000
---------------------------------------------------        -----------------        ----------------       --------------
Virginia Intermediate Municipal Bond Fund                     $        0              $      0                 $      0
---------------------------------------------------        -----------------        ----------------       --------------
Virginia Tax-Free Money Market Fund                           $   26,000              $ 14,000                 $      0
---------------------------------------------------        -----------------        ----------------       --------------

For the fiscal years ended May 31, 2000, 1999 and 1998, the Funds paid the following amounts pursuant to the Flex Plan:

                                                                            DISTRIBUTION FEES - AMOUNT PAID
                                                           --------------------------------------------------------------
             FUND
                                                                  2000                    1999                  1998
-------------------------------                            -----------------        ----------------       --------------
Balanced Fund                                                $  727,000                $  427,000             $126,000
-------------------------------                            -----------------        ----------------       --------------
Capital Appreciation Fund                                    $1,483,000                $1,276,000             $673,000
-------------------------------                            -----------------        ----------------       --------------
Core Equity Fund                                             $    8,000                    *                      *
-------------------------------                            -----------------        ----------------       --------------



                                                                            DISTRIBUTION FEES - AMOUNT PAID
                                                           --------------------------------------------------------------
             FUND
                                                                  2000                    1999                  1998
----------------------------------------------             -----------------        ----------------       --------------
E-Commerce Opportunity Fund                                   $   51,000                   *                      *
----------------------------------------------             -----------------        ----------------       --------------
Florida Tax-Exempt Bond Fund                                  $   74,000              $   67,000             $   30,000
----------------------------------------------             -----------------        ----------------       --------------
Georgia Tax-Exempt Bond Fund                                  $   66,000              $   58,000             $   30,000
----------------------------------------------             -----------------        ----------------       --------------
Growth and Income Fund                                        $  371,000              $  115,000             $  152,000
----------------------------------------------             -----------------        ----------------       --------------
High Income Fund                                              $    2,000                    N/A                   N/A
----------------------------------------------             -----------------        ----------------       --------------
International Equity Fund                                     $  118,000              $  143,000             $  149,000
----------------------------------------------             -----------------        ----------------       --------------
International Equity Index Fund                               $   20,000              $    8,000             $    2,000
----------------------------------------------             -----------------        ----------------       --------------
Investment Grade Bond Fund                                    $  184,000              $  136,000             $   56,000
----------------------------------------------             -----------------        ----------------       --------------
Investment Grade Tax-Exempt Bond Fund                         $  125,000              $   77,000             $   39,000
----------------------------------------------             -----------------        ----------------       --------------
Limited-Term Federal Mortgage Securities Fund                 $        0              $        0             $    1,000
----------------------------------------------             -----------------        ----------------       --------------
Maryland Municipal Bond Fund                                  $   57,000              $   24,000             $   17,000
----------------------------------------------             -----------------        ----------------       --------------
Mid-Cap Equity Fund                                           $  127,000              $  147,000             $  124,000
----------------------------------------------             -----------------        ----------------       --------------
Prime Quality Money Market Fund                               $    8,000                    *                     *
----------------------------------------------             -----------------        ----------------       --------------
Short-Term Bond Fund                                          $        0              $        0             $        0
----------------------------------------------             -----------------        ----------------       --------------
Short-Term U.S. Treasury Securities Fund                      $    9,000              $        0             $        0
----------------------------------------------             -----------------        ----------------       --------------
Small Cap Growth Stock Fund                                   $   95,000              $    4,000                  *
----------------------------------------------             -----------------        ----------------       --------------
Small Cap Value Equity Fund                                   $  103,000              $  211,000             $  156,000
----------------------------------------------             -----------------        ----------------       --------------
Tax Sensitive Growth Stock Fund                               $1,796,000              $  135,000                  *
----------------------------------------------             -----------------        ----------------       --------------
U.S. Government Securities Fund                               $   56,000              $   32,000             $   17,000
----------------------------------------------             -----------------        ----------------       --------------
Value Income Stock Fund                                       $1,298,000              $1,662,000             $1,234,000
----------------------------------------------             -----------------        ----------------       --------------
Virginia Intermediate Municipal Bond Fund                     $   36,000              $   25,000             $   25,000
----------------------------------------------             -----------------        ----------------       --------------

*  Not in operation during the period.

THE TRANSFER AGENT

Federated Services Company, Federated Investors Tower, Pittsburgh, PA 15222-3779 serves as the Trust's transfer agent.

THE CUSTODIAN

SunTrust Bank, 303 Peachtree Street N.E., 14th Floor, Atlanta, GA 30308 serves as the custodian for all of the Funds except for the International Equity and International Equity Index Funds. The Bank of New York,

One Wall Street, New York, NY 10286 serves as custodian for the International Equity and International Equity Index Funds.


CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons of the Trust and the Adviser are prohibited from acquiring beneficial ownership of securities offered in connection with initial public offerings. Certain access persons of the Adviser are further prohibited from acquiring beneficial ownership of securities offered in connection with a limited offering. The Distributor's Code requires certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Code of Ethics are on file with the Securities and Exchange Commission, and are available to the public.


INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP serves as independent public accountants for the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST


The Trustees supervise the management and affairs of the Trust. The Trustees have approved contracts with certain companies that provide the Trust with essential management services. The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

The Trustees supervise the management and affairs of the Trust. The Trustees have approved contracts with certain companies that provide the Trust with essential management services. The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

THOMAS GALLAGHER (11/25/47) - Trustee* - President, Genuine Parts Company Wholesale Distribution, 1970 present; Director, National Service Industries; Director, Oxford Industries.


DANIEL S. GOODRUM (7/11/26) - Trustee* - Chairman & CEO, SunBank/South Florida, N.A., 1985-1991; Chairman Audit Committee and Director, Holy Cross Hospital; Executive Committee Member and Director, Honda Classic Foundation; Director, Broward Community College Foundation.

WILTON LOONEY (4/18/19) - Trustee* - President of Genuine Parts Company, 1961-1964; Chairman of the Board, 1964-1990; Honorary Chairman of the Board, 1990 to present. Director, Rollins, Inc.; Director, RPC Energy Services, Inc.

CHAMPNEY A. MCNAIR (10/30/24) - Trustee* - Director and Chairman of Investment Committee and member of Executive Committee, Cotton States Life and Health Insurance Company; Director and Chairman of Investment Committee and member of Executive Committee, Cotton States Mutual Insurance Company; Chairman, Trust Company of Georgia Advisory Council.

F. WENDELL GOOCH (12/3/32) - Trustee - Retired. President, Orange County Publishing Co., Inc., 1981-1997, publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican, 1981-1997, President, H & W Distribution, Inc., 1984-1997. Current Trustee on the Board of Trustees for the SEI Family of Funds and The Capitol Mutual Funds. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981.

T. GORDY GERMANY (11/28/25) -Trustee - Retired President, Chairman, and CEO of Crawford & Company; held these positions, 1973-1987. Member of the Board of Directors, 1970-1990, joined company in 1948; spent entire career at Crawford, currently serves on Boards of Norrell Corporation and Mercy Health Services, the latter being the holding company of St. Joseph's Hospitals.


JAMES O. ROBBINS (7/4/42) - Trustee - President and Chief Executive Officer, Cox
Communications,   Inc.,   1983  -  present;   Director,   NCR;   Director,   Cox
Communications.


DR. BERNARD F. SLIGER (9/30/24) - Trustee - Director, Stavros Center for Economic Education, Florida State University, 1991-present. President of Florida State University, 1976-91; previous four years EVP and Chief Academic Officer. During educational career, taught at Florida State, Michigan State, Louisiana State and Southern University. Spent 19 years as faculty member and administrator at Louisiana State University and served as Head of Economics Department, member and Chairman of the Graduate Council, Dean of Academic Affairs and Vice Chancellor. Member of Board of Directors of Federal Reserve Bank of Atlanta, 1983-1988.

JONATHAN T. WALTON (3/28/30) - Trustee - Retired. Executive Vice President, NBD Bank, N.A. and NBD Bancorp, October 1956 to March 1995. Trustee, W.K. Kellogg Trust.


MARK NAGLE (10/20/59) - President - President of the Administrator and Senior Vice President of SEI Investments Mutual Funds Services Operations Group since 1998. Vice President of the Administrator and Vice President of Fund Accounting and Administration of SEI Investments Mutual Funds Services, 1996-1998. Vice President of the Distributor since December 1997. Senior Vice President, Fund Administration, BISYS Fund Services, September 1995-November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981- September 1995.

JENNIFER E. SPRATLEY, CPA (2/13/69) - Treasurer and Chief Financial Officer - Director, SEI Funds Accounting since November 1999. Audit Manager at Ernst & Young LLP, 1991-1999.


JAMES R. FOGGO (02/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995.

LYDIA A. GAVALIS (6/5/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

TIMOTHY D. BARTO (3/28/68) - Vice President and Assistant Secretary - Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads 1997-1999. Associate at Richter, Miller & Finn 1994-1997.

TODD B. CIPPERMAN (2/14/66) - Vice President and Assistant Secretary - Senior Vice President and General Cousel of SEI Investments since 2000. Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

CHRISTINE M. MCCULLOUGH (12/2/60) - Vice President and Assistant Secretary - Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999.
Associate at White and Williams LLP, 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads, 1990-1991.


RICHARD W. GRANT (10/25/45) - Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor, since 1989.

JOHN H. GRADY, JR. (6/1/61) - Assistant Secretary -1701 Market Street, Philadelphia, Pennsylvania 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), Associate at Morgan, Lewis & Bockius LLP (law firm) since 1993. Counsel to the Trust, Administrator and Distributor since 1995.


-----------------------------
* Messrs. Gallagher, Goodrum, Looney and McNair may be deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940.


The Trustees and Officers of the Trust own, in the aggregate, less than 1% of the outstanding shares of the Trust.


For the fiscal year ended May 31, 2000, the Trust paid the following amounts to Trustees and Officers of the Trust:

                                    AGGREGATE                PENSION OR               ESTIMATED            TOTAL COMPENSATION
      NAME OF PERSON,              COMPENSATION          RETIREMENT BENEFITS           ANNUAL              FROM FUND AND FUND
          POSITION                  FROM FUND            ACCRUED AS PART OF         BENEFITS UPON           COMPLEX PAID TO
                                                            FUND EXPENSES            RETIREMENT                 TRUSTEES
============================  ====================== =========================== ===================  ============================
Thomas Gallagher,                    $ 6,000                     N/A                     N/A          $6,500 for service on
Trustee#                                                                                              two boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------
Daniel S. Goodrum,                   $16,500                     N/A                     N/A          $18,000 for service on
Trustee+                                                                                              two boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------
Wilton Looney,                       $26,000                     N/A                     N/A          $28,000 for service on
Trustee                                                                                               two boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------
Champney A. McNair,                  $24,000                     N/A                     N/A          $26,000 for service on
Trustee+                                                                                              two boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------
F. Wendell Gooch,                    $25,500                     N/A                     N/A          $27,500 for service on
Trustee                                                                                               two boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------
T. Gordy Germany,                    $25,500                     N/A                     N/A          $27,500 for service on
Trustee+                                                                                              two boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------


                                    AGGREGATE                PENSION OR               ESTIMATED            TOTAL COMPENSATION
      NAME OF PERSON,              COMPENSATION          RETIREMENT BENEFITS           ANNUAL              FROM FUND AND FUND
          POSITION                  FROM FUND            ACCRUED AS PART OF         BENEFITS UPON           COMPLEX PAID TO
                                                            FUND EXPENSES            RETIREMENT                 TRUSTEES
============================  ====================== =========================== ===================  ============================
James O. Robbins,                    $ 4,500                     N/A                     N/A          $4,500 for service on
Trustee#                                                                                              two boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------
Dr. Bernard F. Sliger,               $25,500                     N/A                     N/A          $27,500 for service on
Trustee+                                                                                              two boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------
Jonathan T. Walton,                  $25,500                     N/A                     N/A          $27,500 for service on
Trustee                                                                                               two boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------
William H. Cammack,                    $ 0                       N/A                     N/A          $0 for service on two
Trustee*                                                                                              boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------

* Mr. Cammack resigned as a Trustee of the Trust on May 16, 2000.

# Messrs. Robbins and Gallagher did not serve as Trustees for a full year during the most recent fiscal year.

+ Pursuant to the Board's retirement policy, Messrs. Germany, Goodrum, McNair and Dr. Sliger will retire on November 18, 2000. Immediately thereafter, the five remaining Trustees will constitute the entire Board of Trustees.


PERFORMANCE INFORMATION

From time to time a Fund may advertise its performance.  Performance figures are
based  on  historical   earnings  and  are  not  intended  to  indicate   future
performance.

CLASSES OF SHARES AND PERFORMANCE

The performance of the Trust's Investor Shares and Flex Shares will normally be lower than for Trust Shares because Investor Shares and Flex Shares are subject to distribution, service, and certain transfer agent fees not charged to Trust
Shares. Because of their differing distribution expense arrangements, the performance of Flex Shares in comparison to Investor Shares will vary depending upon the investor's investment time horizon.

PERFORMANCE COMPARISONS

Each Fund may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices. These comparisons may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

COMPUTATION OF YIELD

SEVEN-DAY YIELD

The current yield of the Money Market Funds will be calculated daily based upon the seven days ending on the date of calculation (the "base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Funds is determined by computing the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = [(Base Period Return +
1)365/7] - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The Tax-Exempt Money Market Fund's "tax equivalent yield" and "tax equivalent effective yield" are calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Shareholder. Tax-exempt yield is calculated according to the same formula except that E equals the interest exempt from federal income tax earned during the period. This tax-exempt yield is then translated into tax-equivalent yield according to the following formula:

                                       E
        TAX EQUIVALENT YIELD  =     -------   + T
                                      1-P

                      E = the portion of the yield which is tax-exempt P = stated income tax rate
                      T = the portion of the yield which is taxable


For the seven-day period ended May 31, 2000, the Money Market Funds' current effective and tax equivalent yields were as follows:

                                                                                 7-DAY TAX    7-DAY TAX
                            CLASS OF                          7-DAY              EQUIVALENT   EQUIVALENT
FUND                        SHARES             7-DAY YIELD    EFFECTIVE YIELD    YIELD        EFFECTIVE YIELD
=======================     ================   ===========    ===============    ==========   ===============
Prime Quality Money         Trust                 6.03%           6.22%             6.03%            6.03%
Market Fund                 ----------------   -----------    ---------------    ----------   ---------------
                            Investor              5.87            6.04              5.87             5.87
-----------------------     ----------------   -----------    ---------------    ----------   ---------------
Tax-Exempt Money            Trust                 3.79            3.86              6.26             6.38
Market Fund                 ----------------   -----------    ---------------    ----------   ---------------
                            Investor              3.67            3.74              6.07             6.18
-----------------------     ----------------   -----------    ---------------    ----------   ---------------
U.S. Government             Trust                 5.65            5.81              5.65             5.81
Securities Money            ----------------   -----------    ---------------    ----------   ---------------
Market Fund                 Investor              5.51            5.66              5.51             5.66
-----------------------     ----------------   -----------    ---------------    ----------   ---------------
U.S. Treasury Money         Trust                 5.60            5.75              5.60             5.75
Market Fund
-----------------------     ----------------   -----------    ---------------    ----------   ---------------
Virginia Tax-Free           Trust                 3.70            3.77              6.12             6.23
Money Market Fund           ----------------   -----------    ---------------    ----------   ---------------
                            Investor              3.53            3.60              5.83             5.95
-----------------------     ----------------   -----------    ---------------    ----------   ---------------



The yields of these Funds fluctuate, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.


Yields are one basis upon which investors may compare the Funds with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.


30-DAY YIELD

The Bond, Short-Term U.S. Treasury, Tax-Exempt Bond, Equity Funds and Life Vision Funds may advertise a 30- day yield. In particular, yield will be calculated according to the following formula:

Yield = (2 (a-b/cd + 1)6 - 1) where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


For the 30-day period ended May 31, 2000, yields on the Funds other than the money market funds were as follows:


FUND                                 CLASS OF SHARES         YIELD
-------------------------------------------------------------------
Balanced Fund                        Trust Shares             2.92%
                                     ------------------------------
                                     Investor Shares          2.51%
                                     ------------------------------
                                     Flex Shares              1.87%
-------------------------------------------------------------------
Capital Appreciation Fund            Trust Shares             0.12%
                                     ------------------------------
                                     Investor Shares           --
                                     ------------------------------
                                     Flex Shares               --
-------------------------------------------------------------------
Core Equity Fund                     Flex Shares               --
-------------------------------------------------------------------
E-Commerce Opportunity Fund          Flex Shares               --
-------------------------------------------------------------------
Florida Tax-Exempt Bond Fund         Trust Shares             4.80%
                                     ------------------------------
                                     Investor Shares          4.42%
                                     ------------------------------
                                     Flex Shares              4.08%
-------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund         Trust Shares             4.71%
                                     ------------------------------
                                     Investor Shares          4.35%
                                     ------------------------------
                                     Flex Shares              4.02%
-------------------------------------------------------------------
Growth and Income Fund               Trust Shares             0.58%
                                     ------------------------------
                                     Investor Shares          0.40%
                                     ------------------------------
                                     Flex Shares               --
-------------------------------------------------------------------
High Income Fund                     Flex Shares              7.47%
-------------------------------------------------------------------

FUND                                 CLASS OF SHARES         YIELD
-------------------------------------------------------------------
International Equity Fund            Trust Shares              --
                                     ------------------------------
                                     Investor Shares           --
                                     ------------------------------
                                     Flex Shares               --
-------------------------------------------------------------------
International Equity Index Fund      Trust Shares              --
                                     ------------------------------
                                     Investor Shares           --
                                     ------------------------------
                                     Flex Shares               --
-------------------------------------------------------------------
Investment Grade Bond Fund           Trust Shares             7.82%
                                     ------------------------------
                                     Investor Shares          7.11%
                                     ------------------------------
                                     Flex Shares              6.90%
-------------------------------------------------------------------
Investment Grade Tax-Exempt Bond     Trust Shares             4.61%
Fund                                 ------------------------------
                                     Investor Shares          4.05%
                                     ------------------------------
                                     Flex Shares              3.74%
-------------------------------------------------------------------
Limited-Term Federal Mortgage        Trust Shares             5.87%
Securities Fund                      ------------------------------
                                     Investor Shares          5.46%
                                     ------------------------------
                                     Flex Shares              5.24%
-------------------------------------------------------------------
Maryland Municipal Bond Fund         Trust Shares             4.89%
                                     ------------------------------
                                     Flex Shares              3.95%
-------------------------------------------------------------------
Mid-Cap Equity Fund                  Trust Shares             0.26%
                                     ------------------------------
                                     Investor Shares           --
                                     ------------------------------
                                     Flex Shares               --
-------------------------------------------------------------------
Short-Term Bond Fund                 Trust Shares             6.83%
                                     ------------------------------
                                     Investor Shares          6.42%
                                     ------------------------------
                                     Flex Shares              6.27%
-------------------------------------------------------------------
Short-Term U.S. Treasury Securities  Trust Shares             6.09%
Fund                                 ------------------------------
                                     Investor Shares          5.84%
                                     ------------------------------
                                     Flex Shares              5.68%
-------------------------------------------------------------------
Small Cap Growth Stock Fund          Trust Shares              --
                                     ------------------------------
                                     Investor Shares           --
                                     ------------------------------
                                     Flex Shares               --
-------------------------------------------------------------------

FUND                                 CLASS OF SHARES         YIELD
-------------------------------------------------------------------
Small Cap Value Equity Fund          Trust Shares              --
                                     ------------------------------
                                     Flex Shares               --
-------------------------------------------------------------------
Tax Sensitive Growth Stock Fund      Trust Shares              --
                                     ------------------------------
                                     Flex Shares               --
-------------------------------------------------------------------
U.S. Government Securities Fund      Trust Shares             6.26%
                                     ------------------------------
                                     Investor Shares          5.55%
                                     ------------------------------
                                     Flex Shares              5.31%
-------------------------------------------------------------------
Value Income Stock Fund              Trust Shares             2.21%
                                     ------------------------------
                                     Investor Shares          1.74%
                                     ------------------------------
                                     Flex Shares              1.12%
-------------------------------------------------------------------
Virginia Intermediate Municipal      Trust Shares             4.66%
Bond Fund                            ------------------------------
                                     Investor Shares          4.45%
-------------------------------------------------------------------
Virginia Municipal Bond Fund         Trust Shares             4.95%
                                     ------------------------------
                                     Flex Shares              4.04%
-------------------------------------------------------------------




LIFE VISION FUND                     CLASS OF SHARES         YIELD
-------------------------------------------------------------------
Life Vision Aggressive Growth Fund   Trust Shares              --
-------------------------------------------------------------------
Life Vision Growth and Income Fund   Trust Shares             1.49%
-------------------------------------------------------------------
Life Vision Moderate Growth Fund     Trust Shares             2.03%
-------------------------------------------------------------------



The Tax-Exempt Bond Funds' "tax equivalent yield" and "tax equivalent effective yield" are calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Shareholder. Tax-exempt yield is calculated according to the same formula except that E equals the interest exempt from federal income tax earned during the period. This tax-exempt yield is then translated into tax-equivalent yield according to the following formula:
                                         /           \
                                         |     E     |
              TAX EQUIVALENT YIELD  =    | --------- |   + T
                                         |    1-P    |
                                         \           /
                    E =  the  portion  of  the  yield  which  is tax-exempt
                    P = stated  income  tax rate
                    T = the portion of the yield which is taxable

Tax equivalent yields assume the payment of federal income taxes at a rate of 39.6%, for the Georgia Tax-Exempt Bond Fund, Georgia income taxes at a rate of 6.0%, for the Maryland Municipal Bond Fund, Maryland taxes at a rate of 7.9%, and for the Virginia Intermediate Municipal and Virginia Municipal Bond Funds, Virginia taxes at a rate of 5.75%.


For the 30-day period ended May 31, 2000, the tax-equivalent yields for the Trust Shares were as follows: for the Florida Tax-Exempt Bond Fund - 6.29%, Georgia Tax-Exempt Bond Fund - 6.88%, Investment Grade Tax-Exempt Bond Fund - 5.98%, Maryland Municipal Bond Fund - 6.61%, Virginia Intermediate Municipal Bond Fund - 7.01%, and Virginia Municipal Bond Fund - 7.63%.

For the 30-day period ended May 31, 2000, the tax-equivalent yields for the Investor Shares of the Tax-Exempt Funds were as follows: for the Florida Tax-Exempt Bond Fund - 5.71%, Georgia Tax-Exempt Bond Fund - 6.25%, Investment Grade Tax-Exempt Bond Fund - 5.13%, and Virginia Intermediate Municipal Bond Fund - 6.90%.

For the 30-day period ended May 31, 1999, the tax-equivalent yields for the Flex Shares of the Tax-Exempt Funds were as follows: for the, Florida Tax-Exempt Bond Fund - 5.20%, Georgia Tax-Exempt Bond Fund - 5.61%, Investment Grade Tax-Exempt Bond Fund - 4.57% Maryland Municipal Bond Fund - 4.94%, and Virginia Municipal Bond Fund - 5.98%.

CALCULATION OF TOTAL RETURN

From time to time, the Bond, Short-Term U.S. Treasury, Tax-Exempt Bond, Balanced and Equity Funds may advertise total return. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Based on the foregoing, the average annual total returns for the Funds from inception through May 31, 2000 and for the one-year, five-year and ten-year periods ended May 31, 2000 were as follows:



                                                                -------------------------------------------------------------
FUND                                                                             AVERAGE ANNUAL TOTAL RETURN
-----------------   -----------------------------------------   -------------------------------------------------------------
                                                                                    FIVE            TEN               SINCE
                            CLASS OF SHARES                       ONE-YEAR          YEARS          YEARS            INCEPTION
-----------------   -----------------------------------------   -------------------------------------------------------------
Balanced            Trust Shares 1                                   5.02%          14.26%           --               12.10%
Fund                Investor Shares--With Sales Load 47              0.73           13.03            --               11.05
                    Investor Shares--Without Sales Load 47           4.66           13.89            --               11.69
                    Flex Share--With Sales Load 2                    1.88            N/A             --               12.98
                    Flex Shares--Without Sales Load 2                3.88            N/A             --               12.98
-----------------   -----------------------------------------   -------------------------------------------------------------
Capital             Trust Shares 3                                   8.98           21.74            --               16.91
Appreciation        Investor Shares--With Sales Load 4               4.25           20.06            --               16.01
Fund                Investor Shares--Without Sales Load 4            8.29           20.97            --               16.56
                    Flex Shares--With Sales Load 5                   5.88            --              --               20.42
                    Flex Shares--Without Sales Load 5                7.77            --              --               20.42
-----------------   -----------------------------------------   -------------------------------------------------------------
Core Equity         Trust Shares 53                                   --             --              --               17.05
Fund*               Flex Shares-- With Load 54                        --             --              --                 --
                    Flex Shares-- Without Load 54                     --             --              --               11.97
-----------------   -----------------------------------------   -------------------------------------------------------------
E-Commerce          Trust Shares 53                                   --             --              --               99.55
Opportunity         Flex Shares-- With Load 54                        --             --              --              -36.81
Fund*               Flex Shares-- Without Load 54                     --             --              --              -33.06
-----------------   -----------------------------------------   -------------------------------------------------------------
Florida Tax-        Trust Shares 19                                 -0.48            4.57            --                4.84
Exempt Bond         Investor Shares--With Sales Load 20             -4.38            3.58            --                4.01
Fund                Investor Shares--Without Sales Load 20          -0.68            4.38            --                4.64
                    Flex Shares--With Sales Load  5                 -3.07            --              --                3.91
                    Flex Shares--Without Sales Load 5               -1.17            --              --                3.91
-----------------   -----------------------------------------   -------------------------------------------------------------
Georgia Tax-        Trust Shares 20                                  -.90            4.25            --                3.69
Exempt Bond         Investor Shares--With Sales Load 21             -4.95            3.21            --                2.85
Fund                Investor Shares--Without Sales Load 21           1.26            4.01            --                3.47
                    Flex Shares--With Sales Load 22                 -3.49            --              --                3.38
                    Flex Shares--Without Sales Load 22              -1.59            --              --                3.38
-----------------   -----------------------------------------   -------------------------------------------------------------


                                                                -------------------------------------------------------------
FUND                                                                             AVERAGE ANNUAL TOTAL RETURN
-----------------   -----------------------------------------   -------------------------------------------------------------
                                                                                    FIVE            TEN               SINCE
                            CLASS OF SHARES                       ONE-YEAR          YEARS          YEARS            INCEPTION
-----------------   -----------------------------------------   -------------------------------------------------------------
Growth and          Trust Shares 6                                   4.11%          18.28%           --               15.81%
Income Fund         Investor Shares-- With Load 7                    0.03           17.33            --               14.84
                    Investor Shares-- Without Load 7                 3.92           18.23            --               15.46
                    Flex Shares-- With Load 8                        1.19           17.40            --               17.84
                    Flex Shares-- Without Load 8                     3.11           17.40            --               17.84
-----------------   -----------------------------------------   -------------------------------------------------------------
High Income         Flex Shares--With Sales Load 55                -11.86            1.72            --                3.03
Fund                Flex Shares--Without Sales Load 55             -10.21            1.72            --               17.23

-----------------   -----------------------------------------   -------------------------------------------------------------
International       Trust Shares 9                                  10.58           14.94            --               17.23
Equity              Investor Shares-- With Sales Load 49             6.04           13.67            --               16.02
Fund**              Investor Shares-- Without Sales Load 49         10.15           14.54            --               16.85
                    Flex Shares-- With Sales Load 49                 7.46           13.87            --               16.21
                    Flex Shares-- Without Sales Load 49              9.38           13.87            --               16.21
-----------------   -----------------------------------------   -------------------------------------------------------------
International       Trust Shares 50                                 19.36           13.73            --               11.83
Equity Index        Investor Shares-- With Sales Load 50            14.36           12.39            --               11.83
Fund                Investor Shares-- Without Sales Load 50         18.86           13.26            --               11.36
                    Flex Shares-- With Sales Load 11                16.04            N/A             --               12.60
                    Flex Shares-- Without Sales Load 11             18.04            N/A             --               12.60
-----------------   -----------------------------------------   -------------------------------------------------------------
Investment          Trust Shares 23                                 -1.76           4.80             --                5.52
Grade Bond          Investor Shares--With Sales Load 24             -5.81           3.59             --                4.70
Fund                Investor Shares--Without Sales Load 24          -2.17           4.39             --                5.21
                    Flex Shares--With Sales Load 25                 -4.48           4.12             --                3.80
                    Flex Shares--Without Sales Load 25              -2.63           4.12             --                3.80
-----------------   -----------------------------------------   -------------------------------------------------------------
Investment          Trust Shares 26                                  1.41           5.49             --                5.29
Grade Tax-          Investor Shares--With Sales Load 27             -2.86           4.25             --                5.99
Exempt Bond         Investor Shares--Without Sales Load 27           0.90           5.05             --                6.50
Fund                Flex Shares--With Sales Load 5                  -1.40            --              --                4.55
                    Flex Shares--Without Sales Load 5                0.57            --              --                4.56
-----------------   -----------------------------------------   -------------------------------------------------------------


                                                                -------------------------------------------------------------
FUND                                                                             AVERAGE ANNUAL TOTAL RETURN
-----------------   -----------------------------------------   -------------------------------------------------------------
                                                                                    FIVE            TEN               SINCE
                            CLASS OF SHARES                       ONE-YEAR          YEARS          YEARS            INCEPTION
-----------------   -----------------------------------------   -------------------------------------------------------------
Limited-            Trust Shares 48                                   2.33%          5.08%            --                5.49%
Term Federal        Investor Shares--With Sales Load 28              -0.57           4.28             --                4.90
Mortgage            Investor Shares--Without Sales Load 28            1.93           4.81             --                5.36
Securities          Flex Shares--With Sales Load 25                  -0.22            N/A             --                4.44
Fund                Flex Shares--Without Sales Load 25                1.71            N/A             --                4.44
-----------------   -----------------------------------------   -------------------------------------------------------------
Maryland            Trust Shares 29                                  -1.78            --              --                3.00
Municipal           Flex Shares-- With Sales Load 30                 -4.54            --              --                3.29
Bond Fund           Flex Shares--Without Sales Load 30               -2.66            --              --                3.29
-----------------   -----------------------------------------   -------------------------------------------------------------
Mid-Cap             Trust Shares 12                                  19.10          16.02             --               14.33
Equity Fund         Investor Shares--With Sales Load 44              14.08          14.61             --             13.0810
                    Investor Shares--Without Sales Load 44           18.55          15.50             --               13.77
-----------------   -----------------------------------------   -------------------------------------------------------------
Prime               Trust Shares 45                                   5.20           5.10             --                4.51
Quality             Investor Shares 45                                5.02           4.94             --                4.34
Money               Flex Shares 52                                                                    --
Market Fund
-----------------   -----------------------------------------   -------------------------------------------------------------
Short-Term          Trust Shares 31                                   2.87           4.98             --                4.91
Bond Fund           Investor Shares-- With Sales Load 32              0.65           4.36             --                4.34
                    Investor Shares-- Without Sales Load 32           2.67           4.78             --                4.64
                    Flex Shares-- With Sales Load 33                  0.36            --              --                4.41
                    Flex Shares-- Without Sales Load 33               2.31            --              --                4.41
-----------------   -----------------------------------------   -------------------------------------------------------------
Short-Term          Trust Shares 31                                   3.75           5.02             --                4.69
U.S. Treasury       Investor Shares--With Sales Load 34               2.55           4.64             --                4.38
Securities          Investor Shares--Without Sales Load 34            3.58           4.85             --                4.53
Fund                Flex Shares--With Sales Load 51                   1.36            --              --                4.50
                    Flex Shares--Without Sales Load 51                3.34            --              --                4.51
-----------------   -----------------------------------------   -------------------------------------------------------------


                                                                -------------------------------------------------------------
FUND                                                                             AVERAGE ANNUAL TOTAL RETURN
-----------------   -----------------------------------------   -------------------------------------------------------------
                                                                                    FIVE            TEN               SINCE
                            CLASS OF SHARES                       ONE-YEAR          YEARS          YEARS            INCEPTION
-----------------   -----------------------------------------   -------------------------------------------------------------
Small Cap           Trust Shares 43                                  -4.72%           --              --                1.82%
Value Equity        Flex Shares--With Sales Load 14                  -7.53            --              --               -3.29
Fund                Flex Shares--Without Sales Load 14               -5.65            --              --               -3.29
-----------------   -----------------------------------------   -------------------------------------------------------------
Small Cap           Trust Shares 15                                  27.24            --              --                 --
Growth Stock        Flex Shares--With Sales Load 15                  23.95            --              --               44.11
Fund                Flex Shares--Without Sales Load 15               25.95            --              --              -44.11
                    Investor Shares--With Sales Load 51                --             --              --                 --
                    Investor Shares--Without Sales Load 51             --             --              --                 --
-----------------   -----------------------------------------   -------------------------------------------------------------
Tax-Exempt          Trust Shares 45                                   3.19           3.12%            --                2.86
Money               Investor Shares 45                                3.07           3.00             --                2.74
Market Fund
-----------------   -----------------------------------------   -------------------------------------------------------------
Tax Sensitive       Trust Shares 16                                  10.48            --              --               19.43
Growth Stock        Flex Shares--With Sales Load 13                   7.38            --              --               18.42
Fund                Flex Shares--Without Sales Load 13                9.38            --              --               18.42
-----------------   -----------------------------------------   -------------------------------------------------------------
U.S.                Trust Shares 45                                   4.86           4.89             --                4.33
Government          Investor Shares 45                                4.71           4.74             --                4.19
Securities
Money
Market Fund
-----------------   -----------------------------------------   -------------------------------------------------------------
U.S.                Trust Shares 35                                   1.63           5.26             --                5.99
Government          Investor Shares--With Sales Load 10              -2.60           4.08             --                4.83
Securities          Investor Shares--Without Sales Load 10            1.19           4.88             --                5.50
Fund                Flex Shares-With Sales Load 25                   -1.22            N/A             --                4.24
                    Flex Shares--Without Sales Load 25                 .70            N/A             --                4.25
-----------------   -----------------------------------------   -------------------------------------------------------------
U.S. Treasury       Trust Shares 42                                   4.81           4.83             --                5.30
Money
Market Fund
-----------------   -----------------------------------------   -------------------------------------------------------------
Value               Trust Shares 41                                 -10.52          13.85             --               13.83
Income Stock        Investor Shares--With Sales Load 18             -14.18          12.57             --               13.24
Fund**              Investor Shares--Without Sales Load 18          -10.83          13.43             --               13.84
                    Flex Shares--With Sales Load 5                  -13.11            N/A             --               12.62
                    Flex Shares--Without Sales Load 5               -11.50            N/A             --               12.62
-----------------   -----------------------------------------   -------------------------------------------------------------


                                                                -------------------------------------------------------------
FUND                                                                             AVERAGE ANNUAL TOTAL RETURN
-----------------   -----------------------------------------   -------------------------------------------------------------
                                                                                    FIVE            TEN               SINCE
                            CLASS OF SHARES                       ONE-YEAR          YEARS          YEARS            INCEPTION
-----------------   -----------------------------------------   -------------------------------------------------------------
Virginia            Trust Shares 36                                  -1.31%          3.79%            --                4.08%
Intermediate        Investor Shares--With Sales Load 37              -4.97           3.03             --                3.17
Municipal           Investor Shares--Without Sales Load 37           -1.24           3.82             --                3.73
Bond Fund
-----------------   -----------------------------------------   -------------------------------------------------------------
Virginia            Trust Shares 38                                  -3.18           3.73             --                4.17
Municipal           Flex Shares-- With Sales Load 39                 -5.98           2.84             --                3.16
Bond Fund           Flex Shares-- Without Sales Load 39              -4.13           2.84             --                3.17
-----------------   -----------------------------------------   -------------------------------------------------------------
Virginia Tax-       Trust Shares 40                                   3.23           3.06             --                3.40
Free Money          Investor Shares 37                                3.07           3.02             --                2.72
Market Fund
-----------------   -----------------------------------------   -------------------------------------------------------------




--------------------------------------------------------        -------------------------------------------------------------
LIFE VISION FUND                                                   1-YEAR                  5 YEARS                 10 YEARS
--------------------------------------------------------        -------------------------------------------------------------
Life Vision Aggressive Growth Fund 46                               7.25%                     --                       --
Life Vision Growth and Income Fund 46                               5.81                     --                       --
Life Vision Moderate Growth Fund 46                                 4.46                     --                       --
--------------------------------------------------------        -------------------------------------------------------------



1   Commenced operations 1/3/94                                              35  Commenced operations 7/31/94
2   Commenced operations 6/14/95       19  Commenced operations 1/25/94      36  Commenced operations 5/5/93
3   Commenced operations 7/1/92        20  Commenced operations 1/18/94      37  Commenced operations 5/5/93
4   Commenced operations 6/9/92        21  Commenced operations 1/19/94      38  Commenced operations 4/5/95
5   Commenced operations 6/1/95        22  Commenced operations 6/6/95       39  Commenced operations 4/17/95
6   Commenced operations 9/28/92       23  Commenced operations 7/16/92      40  Commenced operations 6/15/89
7   Commenced operations 5/7/93        24  Commenced operations 6/11/92      41  Commenced operations 2/12/93
8   Commenced operations 4/19/95       25  Commenced operations 6/7/95       42  Commenced operations 2/18/87
9   Commenced operations 12/1/95       26  Commenced operations 10/21/93     43  Commenced operations 1/31/97
10  Commenced operations 6/9/94        27  Commenced operations 6/9/92       44  Commenced operations 2/1/94
11  Commenced operations 6/8/95        28  Commenced operations 7/17/94      45  Commended operations 6/8/92
12  Commenced operations 2/2/94        29  Commenced operations 3/1/96       46  Commenced operations 6/30/97
13  Commenced operations 6/5/95        30  Commenced operations 4/25/96      47  Commenced operations 1/4/94
14  Commenced operations 6/5/97        31  Commenced operations 3/15/93      48  Commenced operations 6/7/94
15  Commenced operations 10/8/98       32  Commenced operations 3/22/93      49  Commenced operations 1/2/96
16  Commenced operations 12/11/98      33  Commenced operations 6/20/95      50  Commenced operations 6/6/94
17  Commenced operations 12/15/98      34  Commenced operations 3/18/93      51  Commenced operations 12/12/99
                                                                             52  Commenced operations 10/4/99
                                                                             53  Commenced operations 9/30/99
                                                                             54  Commenced operations 1/24/00
                                                                             55  Commenced operations 5/4/94


*  Fund not in operation for entire period.


** The performance for the periods prior to December 1995 for the International Equity Fund and February 1993 for the Value Income Stock Fund represent the performance of a common trust fund managed by the Adviser.


PURCHASING SHARES

Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange ("NYSE") is open for business. Currently, the NYSE is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

REDEEMING SHARES

A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission by rule or regulation) as a result of disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, an Adviser, the Administrator and/or, the Custodian are not open for business.

A number of Fund shareholders are institutions with significant share holdings that may be redeemed at any time. If a substantial number or amount of redemptions should occur within a relatively short period of time, a Fund may have to sell portfolio securities it would otherwise hold and incur the additional transaction costs. The sale of portfolio securities may result in the recognition of capital gains, which will be distributed annually and generally will be taxable to shareholders as ordinary income or capital gains.
Shareholders are notified annually regarding the federal tax status of distributions they receive (see "Taxes").

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Money Market Funds is calculated daily by the Administrator by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in a Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

A Fund's use of amortized cost and the maintenance of a Fund's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds one-half of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to Shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each Shareholder's account and to offset each Shareholder's pro rata portion of such loss or liability from the Shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

The securities of the Bond, Short-Term U.S. Treasury Securities and Equity Funds are valued by the Administrator pursuant to valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Although the methodology and procedures are identical, the net asset value per share of Trust Shares, Flex Shares and Investor Shares of the Bond, Short-Term U.S. Treasury Securities and Equity Funds may differ because of variations in the distribution and service fees and transfer agent fees charged to Investor Shares.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectuses. No attempt is made to present a detailed explanation of the federal tax treatment of the funds or their shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning.

This discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL INCOME TAX

In order to qualify for treatment as a regulated investment company ("RIC") under the Code each Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers engaged in same or similar businesses if the Fund owns at least 20% of the voting power of such issuers.

In addition, each Fund will distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that calendar year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to RICs.

If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of obligations the interest on which is excludable from gross income, such Fund may pay "exempt-interest dividends," as defined in Section 852(b)(5) of the Code, to its shareholders.


As noted in their prospectuses, the Tax-Exempt Money Market Fund, the Virginia Tax-Free Money Market Fund, the Investment Grade Tax-Exempt Bond Fund, and the State Tax-Exempt Bond Funds intend to pay exempt-interest dividends. Exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes, but may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code. The Alternative Minimum Tax is imposed at a maximum rate of 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in
Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

Distributions of exempt-interest dividends may result in additional federal income tax consequences to shareholders in tax-exempt funds. For example, interest on indebtedness incurred by shareholders to purchase or carry shares of a tax-exempt fund will not be deductible for federal income tax purposes to the extent that the Fund distributes exempt interest dividends during the taxable year. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Certain foreign corporations engaged in a trade or business in the U. S. will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.


A tax-exempt fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to such users) of facilities financed by industrial development or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use in a trade or business a facility financed from the proceeds of industrial development bonds or private activity bonds. Such entities or persons should consult their tax adviser before purchasing shares of a tax-exempt fund.

Issuers of bonds purchased by a tax-exempt fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and short-term if for a year or less. If shares held for six months or less are sold or redeemed for a loss, two special rules apply: First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a tax-exempt fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares.

The Funds will make annual reports to shareholders of the federal income tax status of all distributions.

FOREIGN TAXES

Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.


If the International Equity Index and International Equity Funds meet the Distribution Requirement, and if more than 50% of the value of each such Fund's total assets at the close of their respective taxable years consist of stocks or securities of foreign corporations, each Fund will be eligible to, and will, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Funds. Pursuant to the election, each Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholders' federal income tax. In no event shall a shareholder be allowed a foreign tax credit with respect to shares in a Fund if such shares are held by the shareholder for 15 days or less during the 30-day period beginning on the date which is 15 days before the date on which such shares become ex-dividend with respect to such dividend. If either of the two above-mentioned Funds make the election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

The International Equity Index and International Equity Funds' transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized the by Funds (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark-to-market certain types of the positions in their portfolios (I.E., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in the books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.


FUND TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, an Adviser is responsible for placing the orders to execute transactions for a Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by all of the funds and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the Fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 (the "1934 Act") higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

The Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or an affiliate of the Adviser, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct commission business to one or more designated broker-dealers in connection with such broker/dealer's provision of services to the Trust or payment of certain Trust expenses (E.G., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor, and will review these procedures periodically.


For the fiscal year ended May 31, 2000, the Funds paid the following brokerage commissions with respect to portfolio transactions:



                                                                                     % of Total              % of Total
                                    Total $ Amount       Total $ Amount of           Brokerage                Brokered
                                     of Brokerage            Brokerage            Commissions Paid          Transactions
                                     Commissions         Commissions Paid          to Affiliated          Effected Through
                                     Paid in FYE       to Affiliates in FYE        Brokers in FYE        Affiliated Brokers
             Fund                      5/31/00               5/31/00 (1)              5/31/00               FYE 5/31/00
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Balanced Fund                       $   721,707             $10,348                    1.4%                     8.6%
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Capital Appreciation Fund           $ 6,562,103             $48,837                    0.7%                     4.4%
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Core Equity Fund                    $   187,840             $ 1,419                    0.8%                    26.6%
-------------------------------  ------------------   ----------------------    -------------------      ------------------
E-Commerce Opportunity              $   191,269             $ 2,203                    1.2%                     3.4%
Fund
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Florida Tax-Exempt Bond             $     1,800             $ 1,800                    100%                     100%
Fund
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Georgia Tax-Exempt Bond             $         3             $     3                    100%                     100%
Fund
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Growth and Income Fund +            $ 1,520,932             $   623                    0.4%                    33.5%
-------------------------------  ------------------   ----------------------    -------------------      ------------------
High Income Fund                    $         5             $     5                    100%                     100%
-------------------------------  ------------------   ----------------------    -------------------      ------------------
International Equity Index          $   606,700             $     0                      0%                       0%
Fund
-------------------------------  ------------------   ----------------------    -------------------      ------------------
International Equity Fund           $ 5,076,703             $     0                      0%                       0%
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Investment Grade Bond               $    19,989             $19,989                    100%                     100%
Fund
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Investment Grade Tax-               $     6,409             $ 6,409                    100%                     100%
Exempt Bond Fund
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Limited-Term Federal                $     3,623             $ 3,623                    100%                     100%
Mortgage Securities Fund
---------------------------------------------------------------------------------------------------------------------------



                                                                                     % of Total              % of Total
                                    Total $ Amount       Total $ Amount of           Brokerage                Brokered
                                     of Brokerage            Brokerage            Commissions Paid          Transactions
                                     Commissions         Commissions Paid          to Affiliated          Effected Through
                                     Paid in FYE       to Affiliates in FYE        Brokers in FYE        Affiliated Brokers
             Fund                      5/31/00               5/31/001                 5/31/00               FYE 5/31/00
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Maryland Municipal Bond              $        0             $      0                     0%                      0%
Fund +
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Mid-Cap Equity Fund                  $  826,022             $  4,278                   0.5%                   28.6%
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Prime Quality Money                  $  226,376             $226,376                   100%                    100%
Market Fund
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Short-Term Bond Fund                 $        0             $      0                     0%                      0%
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Short-Term U.S. Treasury             $        0             $      0                     0%                      0%
Securities Fund
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Small Cap Value Equity               $1,007,234             $  4,817                   0.5%                    7.5%
Fund
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Small Cap Growth Stock               $  879,037             $  1,927                   0.2%                   12.1%
Fund
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Tax-Exempt Money                     $        0             $      0                     0%                      0%
Market Fund
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Tax Sensitive Growth                 $  778,609             $ 17,943                   2.3%                    4.7%
Stock Fund
-------------------------------  ------------------   ----------------------    -------------------      ------------------
U.S. Government                      $        0             $      0                     0%                      0%
Securities Fund
-------------------------------  ------------------   ----------------------    -------------------      ------------------
U.S. Government                      $  188,047             $188,047                   100%                    100%
Securities Money Market
Fund
-------------------------------  ------------------   ----------------------    -------------------      ------------------
U.S. Treasury Money                  $  331,610             $331,610                   100%                    100%
Market Fund +
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Value Income Stock Fund              $3,356,918             $ 60,581                   1.8%                   43.2%
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Virginia Intermediate                $        0             $      0                     0%                      0%
Municipal Bond Fund +
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Virginia Municipal Bond              $        0             $      0                     0%                      0%
Fund +
-------------------------------  ------------------   ----------------------    -------------------      ------------------
Virginia Tax-Free Money              $        0             $      0                     0%                      0%
Market Fund +
---------------------------------------------------------------------------------------------------------------------------


1  These  amounts  refer  to  brokerage   commissions  paid  to,  or  brokered
   transactions effected through, SEI Investments Distribution Co., the Trust's principal underwriter.


+ Prior to May 24, 1999, brokerage fees were paid by the predecessor to this Fund pursuant to an agreement between the CrestFunds and the Adviser for the fiscal years ended November 30, 1999 and November 30, 1998, respectively.

For the fiscal years ended May 31, 1999 and 1998, the Funds paid the following brokerage commissions with respect to portfolio transactions:


                                               TOTAL $ AMOUNT OF BROKERAGE                     TOTAL $ AMOUNT OF BROKERED
                                                    COMMISSIONS PAID                         COMMISSIONS PAID TO AFFILIATES
                                       -----------------------------------------      -------------------------------------------
                FUND
                                               1999                  1998                     1999                    1998
---------------------------------      -------------------   -------------------      --------------------    -------------------
Balanced Fund                               $  489,522          $   169,222                    N/A                 $  4,280
---------------------------------      -------------------   -------------------      --------------------    -------------------
Capital Appreciation Fund                   $5,657,513          $ 3,339,393                    N/A                 $ 34,827
---------------------------------      -------------------   -------------------      --------------------    -------------------
Core Equity Fund                            $        0               *                         N/A                     *
---------------------------------      -------------------   -------------------      --------------------    -------------------
E-Commerce Opportunity Fund                 $        0               *                         N/A                     *
---------------------------------      -------------------   -------------------      --------------------    -------------------
Florida Tax-Exempt Bond Fund                $        0          $         0                    N/A                 $    200
---------------------------------      -------------------   -------------------      --------------------    -------------------
Georgia Tax-Exempt Bond Fund                $        0          $         0                    N/A                 $    135
---------------------------------      -------------------   -------------------      --------------------    -------------------
Growth and Income Fund +                    $1,026,236          $ 1,031,949                    N/A                 $      0
---------------------------------      -------------------   -------------------      --------------------    -------------------
High Income Fund                            $        0          $   N/A                        N/A                    N/A
---------------------------------      -------------------   -------------------      --------------------    -------------------
International Equity Index Fund             $  103,312          $    21,288                 $      0               $     71
---------------------------------      -------------------   -------------------      --------------------    -------------------
International Equity Fund                   $4,701,955          $ 3,098,063                 $      0               $      0
---------------------------------      -------------------   -------------------      --------------------    -------------------
Investment Grade Bond Fund                  $        0          $         0                    N/A                 $      0
---------------------------------      -------------------   -------------------      --------------------    -------------------
Investment Grade Tax-Exempt                 $        0          $         0                    N/A                 $      0
Bond Fund
---------------------------------      -------------------   -------------------      --------------------    -------------------
Limited-Term Federal Mortgage               $        0          $         0                    N/A                 $     73
Securities Fund
---------------------------------      -------------------   -------------------      --------------------    -------------------
Maryland Municipal Bond Fund                $        0              N/A                        N/A                    N/A
---------------------------------      -------------------   -------------------      --------------------    -------------------
Mid-Cap Equity Fund                         $  612,170          $   191,298                    N/A                 $ 18,224
---------------------------------      -------------------   -------------------      --------------------    -------------------
Prime Quality Money Market                  $        0          $         0                 $      0               $      0
Fund
---------------------------------      -------------------   -------------------      --------------------    -------------------
Short-Term Bond Fund                        $        0          $         0                 $      0               $      0
---------------------------------      -------------------   -------------------      --------------------    -------------------
Short-Term U.S. Treasury                    $        0          $         0                 $      0               $      0
Securities Fund
---------------------------------      -------------------   -------------------      --------------------    -------------------
Small Cap Value Equity Fund                 $  986,430               *                         N/A                     *
---------------------------------      -------------------   -------------------      --------------------    -------------------
Small Cap Growth Stock Fund                 $  141,859               *                         N/A                     *
---------------------------------      -------------------   -------------------      --------------------    -------------------
Tax-Exempt Money Market                     $        0          $         0                 $      0               $      0
Fund
---------------------------------      -------------------   -------------------      --------------------    -------------------
Tax Sensitive Growth Stock                  $  203,827               *                         N/A                     *
Fund
---------------------------------------------------------------------------------------------------------------------------------


                                               TOTAL $ AMOUNT OF BROKERAGE                     TOTAL $ AMOUNT OF BROKERED
                                                    COMMISSIONS PAID                         COMMISSIONS PAID TO AFFILIATES
                                       -----------------------------------------      -------------------------------------------
                FUND
                                               1999                  1998                     1999                   1998
---------------------------------      -------------------   -------------------      --------------------    -------------------
U.S. Government Securities                  $         0                N/A                 $         0                N/A
Fund
---------------------------------      -------------------   -------------------      --------------------    -------------------
U.S. Government Securities                  $         0                N/A                 $         0                N/A
Money Market Fund
---------------------------------      -------------------   -------------------      --------------------    -------------------
U.S. Treasury Money Market                  $         0                N/A                 $         0                N/A
Fund +
---------------------------------      -------------------   -------------------      --------------------    -------------------
Value Income Stock Fund                     $ 3,804,108           $ 4,325,977                  N/A                 $ 37,379
---------------------------------      -------------------   -------------------      --------------------    -------------------
Virginia Intermediate Municipal             $         0                N/A                 $         0                N/A
Bond Fund +
---------------------------------      -------------------   -------------------      --------------------    -------------------
Virginia Municipal Bond Fund +              $         0                N/A                 $         0                N/A
---------------------------------      -------------------   -------------------      --------------------    -------------------
Virginia Tax-Free Money                     $         0                N/A                 $         0                N/A
Market Fund +
---------------------------------------------------------------------------------------------------------------------------------


*Not in operation during the period.


+Prior to May 24, 1999, brokerage fees were paid by the predecessor to this Fund pursuant to an agreement between the CrestFunds and the Adviser for the fiscal years ended November 30, 1999 and November 30, 1998, respectively.

For the fiscal years ended May 31, 2000, 1999, and 1998, the portfolio turnover rate for each of the non-money market funds was as follows:

                                                                                               TURNOVER RATE
                                                                              ----------------------------------------------
                                  FUND
                                                                                 2000              1999               1998
-----------------------------------------------------------------------       -----------      -----------        ----------
Balanced Fund                                                                    182%              179%               154%
-----------------------------------------------------------------------       -----------      -----------        ----------
Capital Appreciation Fund                                                        129%              147%               194%
-----------------------------------------------------------------------       -----------      -----------        ----------
Core Equity Fund                                                                  44%                *                  *
-----------------------------------------------------------------------       -----------      -----------        ----------
E-Commerce Opportunity Fund                                                      250%                *                  *
-----------------------------------------------------------------------       -----------      -----------        ----------
Florida Tax-Exempt Bond Fund                                                      88%               72%                69%
-----------------------------------------------------------------------       -----------      -----------        ----------
Georgia Tax-Exempt Bond Fund                                                      19%               12%                 7%
-----------------------------------------------------------------------       -----------      -----------        ----------
Growth and Income Fund                                                            53%               71%               100%
-----------------------------------------------------------------------       -----------      -----------        ----------
High Income Fund                                                                   0%               N/A                N/A
-----------------------------------------------------------------------       -----------      -----------        ----------
International Equity Fund                                                        179%              161%               108%
-----------------------------------------------------------------------       -----------      -----------        ----------
International Equity Index Fund                                                    9%               32%                 1%
-----------------------------------------------------------------------       -----------      -----------        ----------
Investment Grade Bond Fund                                                       202%              221%               109%
----------------------------------------------------------------------------------------------------------------------------


                                                                                               TURNOVER RATE
                                                                              ----------------------------------------------
                                  FUND
                                                                                 2000              1999               1998
-----------------------------------------------------------------------       -----------      -----------        ----------
Investment Grade Tax-Exempt Bond Fund                                            226%              224%              378%
-----------------------------------------------------------------------       -----------      -----------        ----------
Limited-Term Federal Mortgage Securities Fund                                    384%              379%              163%
-----------------------------------------------------------------------       -----------      -----------        ----------
Maryland Municipal Bond Fund                                                      14%               19%               12%
-----------------------------------------------------------------------       -----------      -----------        ----------
Mid-Cap Equity Fund                                                              131%               76%              129%
-----------------------------------------------------------------------       -----------      -----------        ----------
Short-Term Bond Fund                                                              69%              108%               87%
-----------------------------------------------------------------------       -----------      -----------        ----------
Short-Term U.S. Treasury Securities Fund                                          50%               57%               39%
-----------------------------------------------------------------------       -----------      -----------        ----------
Small Cap Value Equity Fund                                                       65%               63%               55%
-----------------------------------------------------------------------       -----------      -----------        ----------
Small Cap Growth Stock Fund                                                      110%                *                 *
-----------------------------------------------------------------------       -----------      -----------        ----------
Tax Sensitive Growth Stock Fund                                                   30%                *                 *
-----------------------------------------------------------------------       -----------      -----------        ----------
U.S. Government Securities Fund                                                   29%               19%               14%
-----------------------------------------------------------------------       -----------      -----------        ----------
Value Income Stock Fund                                                           62%               69%               99%
-----------------------------------------------------------------------       -----------      -----------        ----------
Virginia Intermediate Municipal Bond Fund                                         18%               19%               30%
-----------------------------------------------------------------------       -----------      -----------        ----------
Virginia Municipal Bond Fund                                                      19%               28%               39%
----------------------------------------------------------------------------------------------------------------------------


*  Not in operation during the period.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares and classes of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or classes of series. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY


The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.


5% AND 25% SHAREHOLDERS



As of August 23, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act. The Trust believes that most of the shares of the Trust Class of the Funds were held for the record owner's fiduciary, agency or custodial customers.



5% SHAREHOLDERS


                                                                                                                     % OF
FUND                              NAME AND ADDRESS                       NUMBER OF SHARES              CLASS         CLASS
===========================================================================================================================
High Income Fund                  Homesure of America Inc.               74,180.4930                   Flex          13.79%
                                  P.O. Box 551510
                                  Ft. Lauderdale, FL  33355-1510
---------------------------------------------------------------------------------------------------------------------------
High Income Fund                  NFSC FEBO                              37,827.4820                   Flex          7.03%
                                  NFSC/FMTC IRA
                                  FBO Marius J. Herrin
                                  151 Ashland Way
                                  Gray, GA  31032-6333
---------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                  Trustman                               7,214,837.4120                Trust         46.25%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                  Trustman                               5,532,802.7740                Trust         35.47%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                  Trustman                               1,698,244.2470                Trust         10.89%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------



                                                                                                                     % OF
FUND                              NAME AND ADDRESS                       NUMBER OF SHARES              CLASS         CLASS
===========================================================================================================================
Core Equity Fund                  HAMAC & CO                             919,206.7450                  Trust         5.89%
                                  Attn. Barbara Holloway
                                  P.O. Box 26665 HDQ 5706
                                  Richmond, VA  23261-6665

---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock            Vanguard Group                         103,990.9640                  Investor      5.66%
Fund                              FBO Lockwood Greene
                                  401K and Profit Sharing Plan
                                  92477
                                  P.O.  Box 2600 VM 613
                                  Valley Forge, PA 19482-2600
---------------------------------------------------------------------------------------------------------------------------
E-Commerce Opportunity            Trustman                               2,446,890.3920                Trust         35.49%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
E-Commerce Opportunity            Trustman                               2,759,590.0360                Trust         40.03%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
E-Commerce Opportunity            Trustman                               1,519,455.2740                Trust         22.04%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Prime Quality Money               SunTrust Bank                          3,319,523,002.5500            Trust         94.42%
Market Fund                       Attn. Susan Grider
                                  Mail Center 3133
                                  PO Box 105504
                                  Atlanta, GA 30348-5504
---------------------------------------------------------------------------------------------------------------------------
Prime Quality Money               National Financial Services Corp.      1,453,732,522.6000            Investor      95.73%
Market Fund                       For Exclusive Benefit of our Cust.
                                  Attn. Mutual Funds Dept.
                                  One World Financial Center
                                  200 Liberty Street, FL 5
                                  New York, NY 10281-5500
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities        SunTrust Bank                          399,468,347.3200              Trust         76.43%
Money Market Fund                 Attn. Susan Grider
                                  Mail Center 3133
                                  PO Box 105504
                                  Atlanta, GA 30348-5504
---------------------------------------------------------------------------------------------------------------------------


                                                                                                                     % OF
FUND                              NAME AND ADDRESS                       NUMBER OF SHARES              CLASS         CLASS
===========================================================================================================================
U.S. Government Securities        SunTrust Bank Central Florida          91,739,218.3800               Trust         17.55%
Money Market Fund                 TTEE
                                  FBO Sawtek Inc.
                                  ESOP & Profit Sharing Plan
                                  c/o FASCORP
                                  8515 E. Orchard Rd. #2T2
                                  Englewood, CO  80111-5037
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities        Akerman, Senterfitt & Eidson           5,511,239.000                 Investor      6.41%
Money Market Fund                 Attorney Account
                                  P.O. Box 231
                                  Orlando, FL  32802-0231
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities        National Financial Services Corp.      60,932,005.3900               Investor      70.82%
Money Market Fund                 for Exclusive Bene. of our Cust.
                                  Attn:  Mutual Funds Department
                                  One World Financial Center
                                  200 Liberty St., FL 5
                                  New York, NY  10281-5500
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market           SunTrust Bank                          900,357,587.7800              Trust         99.95%
Fund                              Attn. Susan Grider
                                  Mail Center 3133
                                  PO Box 105504
                                  Atlanta, GA 30348-5504
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market           National Financial Services Corp.      134,980,310.7000              Investor      91.29%
Fund                              for Exclusive Benefit of our Cust.
                                  Attn. Mutual Funds Dept.
                                  One World Financial Center
                                  200 Liberty Street, FL 5
                                  New York, NY 10281-5500
---------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond             Trustman                               27,992,689.0040               Trust         30.84%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond             Trustman                               16,653,086.4780               Trust         18.35%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond             Trustman                               31,187,371.0410               Trust         34.36%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------



                                                                                                                     % OF
FUND                              NAME AND ADDRESS                       NUMBER OF SHARES              CLASS         CLASS
===========================================================================================================================
Investment Grade Tax-             Trustman                               2,151,679.1060                Trust         20.84%
Exempt Bond Fund                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-             Trustman                               2,654,481.6810                Trust         25.71%
Exempt Bond Fund                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-             Trustman                               5,517,437.3330                Trust         53.44%
Exempt Bond Fund                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-             Marion G. Nelson                       100,000.0000                  Investor      5.64%
Exempt Bond Fund                  P.O. Box 2531
                                  Panama City, FL  32402-2531
---------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund         Trustman                               17,185,918.7750               Trust         25.69%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund         Trustman                               4,632,216.6710                Trust         6.92%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund         Trustman                               12,017,275.8480               Trust         17.96%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund         Trustman                               10,853,503.2440               Trust         16.22%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------


                                                                                                                     % OF
FUND                              NAME AND ADDRESS                       NUMBER OF SHARES              CLASS         CLASS
===========================================================================================================================
Capital Appreciation Fund         Trustman                               5,186,305.2820                Trust         7.75%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund           Trustman                               44,612,224.7340               Trust         58.00%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund           Trustman                               6,518,875.4900                Trust         8.47%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund           Nissan Motor Corp-USA 401K             4,471,158.5010                Trust         5.81%
                                  Plan RH03
                                  State Street Bank TTEE
                                  P.O. Box 1992
                                  Attn:  Cathie Noyes
                                  Boston, MA  02105-1992
---------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury          Trustman                               1,755,888.4890                Trust         19.87%
Securities Fund                   SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury          Trustman                               2,603,683.2140                Trust         29.46%
Securities Fund                   SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury          Trustman                               2,301,864.1110                Trust         26.04%
Securities Fund                   SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury          CENCO                                  1,819,658.6460                Trust         20.59%
Securities Fund                   AMG 7th Floor
                                  P.O. Box 10566
                                  Birmingham, AL  35296-0001
---------------------------------------------------------------------------------------------------------------------------


                                                                                                                     % OF
FUND                              NAME AND ADDRESS                       NUMBER OF SHARES              CLASS         CLASS
===========================================================================================================================
Short-Term U.S. Treasury          Clarence A. Rittenhouse                70,601.9160                   Investor      34.48%
Securities Fund                   Margaret S. Rittenhouse Jt Wros
                                  12993 Lampadaire Drive
                                  Creve Coeur, MO 63141-7361
---------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury          NFSC FEBO                              12,049.4280                   Investor      5.89%
Securities Fund                   NFSC/FMTC IRA
                                  FBO James H. Gordon
                                  P.O. Box 1858
                                  Umatilla, FL  32784-1858
---------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury          NFSC FEBO                              11,797.3110                   Investor      5.76%
Securities Fund                   Bill Lovett TTEE
                                  Hussey Gay Bell & DeYoung Inc.
                                  PS
                                  P.O. Box 14247
                                  Savannah, GA  31416-1247
---------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury          NFSC FEBO                              10,891.6780                   Investor      5.32%
Securities Fund                   Poucher Sexton Spitzer TTEE
                                  A Randys Electric 401K
                                  P.O. Box 42577
                                  St. Petersburg, FL  33742-4577
---------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund              Trustman                               5,511,633.9490                Trust         26.83%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund              Trustman                               7,604,921.5280                Trust         37.02%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund              Trustman                               4,983,888.3070                Trust         24.26%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund              Trustman                               1,106,663.5470                Trust         5.39%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------


                                                                                                                     % OF
FUND                              NAME AND ADDRESS                       NUMBER OF SHARES              CLASS         CLASS
===========================================================================================================================
Short-Term Bond Fund              SunTrust Bank Atlanta                  11,663.9630                   Investor      8.10%
                                  Custodian for the Sep of Charles I.
                                  Schwartz Sep
                                  c/o Avanti Properties Group
                                  431 E. Horatio Ave. #210
                                  Maitland, FL  32751-4560
---------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund              Barton Memorial Hospital               14,227.9290                   Investor      9.88%
                                  Foundation Inc.
                                  P.O. Box 877
                                  Bartow, FL  33831-0877
---------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund              NFSC FEBO                              14,743.4060                   Investor      10.24%
                                  NFSC/FMTC IRA Rollover
                                  FBO Dewey L. Haggard
                                  549 Hollydale Ct NW
                                  Atlanta, GA  30342-3633
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund               Trustman                               6,794,705.5660                Trust         48.51%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund               Trustman                               1,284,465.2840                Trust         9.17%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund               Trustman                               4,565,476.0350                Trust         32.59%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund               Anthony R. Gray                        64,026.2820                   Investor      6.35%
                                  460 Virginia Dr.
                                  Winter Park, FL  32789-5805
---------------------------------------------------------------------------------------------------------------------------
Balanced Fund                     Trustman                               2,346,996.2120                Trust         14.11%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------


                                                                                                                     % OF
FUND                              NAME AND ADDRESS                       NUMBER OF SHARES              CLASS         CLASS
===========================================================================================================================
Balanced Fund                     SunTrust Bank Atlanta Trustee          975,197.5620                  Trust         5.86%
                                  FBO Genuine Partnership Plan
                                  c/o FASCORP
                                  8515 E. Orchard Rd. # 2T2
                                  Englewood, CO  80111-5037
---------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond           Trustman                               1,072,484.2110                Trust         11.75%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond           Trustman                               2,326,846.3530                Trust         25.49%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond           Trustman                               5,729,017.7820                Trust         62.76%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond           Albert B. Marshall Trustee             15,667.4240                   Investor      5.87%
Fund                              Albert B. Marshall Family Trust
                                  Dated 4/7/87
                                  P.O. Box 25
                                  Umatilla, FL  32784-0025
---------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond           Mary C. Marshall Trustee of the        15,667.4240                   Investor      5.87%
Fund                              Mary C. Marshall Family Trust
                                  DTD 4/7/87
                                  P.O. Box 25
                                  Umatilla, FL  32784-0025
---------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond           Mildred Meinhart Rast                  34,302.1730                   Investor      12.85%
Fund                              821 Lake Port Blvd.
                                  Apt. #A404
                                  Leesburg, FL  34748-7698
---------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond           Trustman                               2,211,631.0820                Trust         26.26%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------


                                                                                                                     % OF
FUND                              NAME AND ADDRESS                       NUMBER OF SHARES              CLASS         CLASS
===========================================================================================================================
Georgia Tax-Exempt Bond           Trustman                               5,331,918.9320                Trust         63.31%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond           Trustman                               878,787.2850                  Trust         10.43%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond           Patrick J. Doran & Norma R.            33,279.4590                   Investor      12.70%
Fund                              Doran Jtten
                                  2024 Fisher Trail NE
                                  Atlanta, GA
---------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond           John L. Conyers                        14,524.8920                   Investor      5.54%
Fund                              124 Etowah Drive
                                  Cartersville, GA  30120-3730
---------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond           NFSC FEBO                              54,153.2930                   Investor      20.66%
Fund                              M C Tatro
                                  5360 Deer Run Dr.
                                  Conyers, GA  30094-4706
---------------------------------------------------------------------------------------------------------------------------
International Equity Index        Trustman                               15,109,097.8320               Trust         60.97%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
International Equity Index        Trustman                               4,935,317.9160                Trust         19.92%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
International Equity Index        Trustman                               3,720,555.5950                Trust         15.01%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------



                                                                                                                     % OF
FUND                              NAME AND ADDRESS                       NUMBER OF SHARES              CLASS         CLASS
===========================================================================================================================
International Equity Index        NFSC FEBO                              26,126.7150                   Investor      7.96%
Fund                              David E. Couk TTEE
                                  Blue Ridge Orthopaedic Assn.
                                  U/A 9/15/78
                                  328 Hospital Drive
                                  Warrenton, VA  20186-3006
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities        Trustman                               2,478,762.6230                Trust         22.53%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities        Trustman                               4,036,236.2030                Trust         36.68%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities        Trustman                               3,719,131.0610                Trust         33.80%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities        SunTrust Bank Atlanta                  10,679.1030                   Investor      7.86%
Fund                              Custodian for the IRA of
                                  Jim P. Demos
                                  618 Palisade Drive
                                  Murfreesboro, TN  37129-1254
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities        SunTrust Bank Atlanta                  8,650.0750                    Investor      6.37%
Fund                              Custodian for the IRA of
                                  Doris S. Demos
                                  618 Palisade Drive
                                  Murfreesboro, TN  37129-1254
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities        NFSC FEBO                              8,108.7240                    Investor      5.97%
Fund                              Lillian M. Schwartz
                                  7108 Purdue Place
                                  McLean, VA  22101-5065
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities        NFSC FEBO                              21,878.0140                   Investor      16.10%
Fund                              NFSC/FMTC IRA
                                  FBO Dona M. Bray
                                  22 Little John Lane
                                  Rockledge, FL  32955-2411
---------------------------------------------------------------------------------------------------------------------------



                                                                                                                     % OF
FUND                              NAME AND ADDRESS                       NUMBER OF SHARES              CLASS         CLASS
===========================================================================================================================
U.S. Government Securities        NFSC FEBO                              7,326.4070                    Investor      5.39%
Fund                              Faye A. Waldo TTEE
                                  Faye A. Waldo Trust
                                  U/A 4/30/91
                                  5759 Arvine Ct.
                                  Ft. Myers, FL  33919-2719
---------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal              Trustman                               7,428,502.9700                Trust         56.83%
Mortgage Securities Fund          SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal              Trustman                               1,522,384.0120                Trust         11.65%
Mortgage Securities Fund          SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal              Trustman                               3,695,419.3350                Trust         28.27%
Mortgage Securities Fund          SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal              International Brotherhood of           5,727.2330                    Investor      5.13%
Mortgage Securities Fund          Electrical Workers Local Union
                                  756 General Fund
                                  5901 Airport Rd.
                                  Daytona Beach, FL  32124-6703
---------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal              SunTrust Bank Central Florida NA       11,278.4150                   Investor      10.11%
Mortgage Securities Fund          Collateral Account
                                  Greater Orlando Assoc. of
                                  Realtors
                                  P.O. Box 587
                                  Orlando, FL  32802-0587
---------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal              NFSC FEBO                              5,750.7660                    Investor      5.15%
Mortgage Securities Fund          Robert P. Bohmeier TTEE
                                  Robert P. Bohmeier Rev Trust
                                  U/A 11/7/91
                                  3050 Ringwood Meadow
                                  Sarasota, FL  34235-7122
---------------------------------------------------------------------------------------------------------------------------


                                                                                                                     % OF
FUND                              NAME AND ADDRESS                       NUMBER OF SHARES              CLASS         CLASS
===========================================================================================================================
International Equity Fund         Trustman                               10,980,664.0760               Trust         50.79%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
International Equity Fund         Trustman                               2,028,990.7160                Trust         9.39%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
International Equity Fund         Trustman                               6,455,759.3300                Trust         29.86%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity            NFSC FEBO                              81,217.7800                   Flex          10.01%
Fund                              Gordon L. Dickens, III
                                  11545 Wills Road, Suite 102
                                  Alpharetta, GA  30004-2073
---------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-             NFSC FEBO                              92,506.9210                   Flex          7.25%
Exempt Bond Fund                  BSC Tres Investment
                                  P.O. Box 6447
                                  Knoxville, TN  37914-0447
---------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury          NFSC FEBO                              32,077.9150                   Flex          5.90%
Securities. Fund                  Dennis Murphy TTEE
                                  Olympian Tape Sales Inc. DBA
                                  United Tape Co PSP
                                  2545 Ivy Street East
                                  Cumming, GA  30041-6459
---------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund              NFSC FEBO                              13,553.6330                   Flex          6.42%
                                  James Hunnicutt
                                  Pamela Hunnicutt
                                  3764 Prairie Dunes Drive
                                  Sarasota, FL  34238-2853
---------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund              NFSC FEBO                              10,999.6550                   Flex          5.21%
                                  BJ Cole, Jr.
                                  Brenda W. Cole TTEE
                                  Cole Electric Co. 401K/PSP
                                  1669 Westview Dr. SW
                                  Atlanta, GA  30310-1264
---------------------------------------------------------------------------------------------------------------------------

                                      B-85



                                                                                                                     % OF
FUND                              NAME AND ADDRESS                       NUMBER OF SHARES              CLASS         CLASS
===========================================================================================================================
Short-Term Bond Fund              NFSC FEBO                              10,603.4090                   Flex          5.02%
                                  Aslam Khatri TTEE
                                  Trimble House Corp PS
                                  1605 Indian Brook Way
                                  #100
                                  Norcross, GA  30093-2663
---------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond           NFSC FEBO                              54,348.8360                   Flex          5.87%
Fund                              Joseph Pellegrino TR
                                  Joseph Pellegrino
                                  U/A 7/8/94
                                  506 Oleander Drive
                                  Hallandale, FL  33009-6530
---------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond           NFSC FEBO                              67,673.4290                   Flex          7.49%
Fund                              Francis E. Cook
                                  1210 Peachtree Rd.
                                  Augusta, GA  30909-3822
---------------------------------------------------------------------------------------------------------------------------
International Equity Index        NFSC FEBO                              28,077.8180                   Flex          6.28%
Fund                              Darrell F. Ellison
                                  SunTrust Bank Atlanta
                                  Collateral Acct.
                                  308 Brim Drive
                                  Macon, GA  31220-5402
---------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal              NFSC FEBO                              13,218.1470                   Flex          8.89%
Mortgage Securities Fund          John E. Fitzharris
                                  Barbara H. Fitzharris
                                  5236 Pounds Drive South
                                  Stone Mountain, GA  30087-3668
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity            Trustman                               15,725,433.2370               Trust         73.62%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity            Trustman                               2,032,622.2540                Trust         9.52%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock            Trustman                               11,719,479.4060               Trust         49.08%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------



                                                                                                                     % OF
FUND                              NAME AND ADDRESS                       NUMBER OF SHARES              CLASS         CLASS
===========================================================================================================================
Small Cap Growth Stock            Trustman                               2,759,980.7850                Trust         11.56%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock            Trustman                               4,199,043.4160                Trust         17.58%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock            Trustman                               2,556,728.3150                Trust         10.71%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock        Trustman                               6,161,669.9170                Trust         29.00%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock        Trustman                               7,304,709.2930                Trust         34.38%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock        Trustman                               6,767,990.8170                Trust         31.85%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Life Vision Moderate              Trustman                               4,711,753.0440                Trust         66.46%
Growth Fund                       SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------




                                                                                                                     % OF
FUND                              NAME AND ADDRESS                       NUMBER OF SHARES              CLASS         CLASS
===========================================================================================================================
Life Vision Moderate              HAMIC & Co TTEE                        386,327.5710                  Trust         5.45%
Growth Fund                       Various Expediter 401K Plans
                                  SunTrust Bank - Mail Center 3144
                                  Mutual Fund Reconciliation Unit
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Life Vision Moderate              SunTrust Bank Trustee FBO              457,399.8800                  Trust         6.45%
Growth Fund                       RBI Corporation
                                  Profit Sharing Plan
                                  c/o FASCORP
                                  8515 E. Orchard Rd. # 2T2
                                  Englewood, CO  80111-5037
---------------------------------------------------------------------------------------------------------------------------
Life Vision Growth and            Trustman                               2,049,491.3530                Trust         61.82%
Income Fund                       SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Life Vision Growth and            SunTrust Bank Trustee FBO              269,179.3520                  Trust         8.12%
Income Fund                       Dodson Brothers Extermination
                                  Co
                                  Profit Sharing Plan
                                  c/o FASCORP
                                  8515 E. Orchard Rd. # 2T2
                                  Englewood, CO  80111-5037
---------------------------------------------------------------------------------------------------------------------------
Life Vision Growth and            SunTrust Bank Trustee FBO              272,309.6040                  Trust         8.21%
Income Fund                       Dye Vanmol & Lawrence Inc.
                                  Profit Sharing Plan
                                  c/o FASCORP
                                  8515 E. Orchard Rd. # 2T2
                                  Englewood, CO  80111-5037
---------------------------------------------------------------------------------------------------------------------------
Life Vision Growth and            SunTrust Bank Trustee FBO              281,690.5010                  Trust         8.50%
Income Fund                       Hartman & Associates Inc.
                                  401(K) Plan
                                  c/o FASCORP
                                  8515 E. Orchard Rd. # 2T2
                                  Englewood, CO  80111-5037
---------------------------------------------------------------------------------------------------------------------------
Life Vision Aggressive            Trustman                               991,743.9030                  Trust         61.01%
Growth Fund                       SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------



                                                                                                                     % OF
FUND                              NAME AND ADDRESS                       NUMBER OF SHARES              CLASS         CLASS
===========================================================================================================================
Life Vision Aggressive            Hamic & Co TTEE                        111,490.2110                  Trust         6.86%
Growth Fund                       Various Expediter 401K Plans
                                  SunTrust Bank - Mail Center 3144
                                  Mutual Fund Reconciliation Unit
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities          SunTrust Bank                          725,143,736.9700              Trust         99.90%
Money Market Fund                 Attn. Susan Grider
                                  Mail Center 3133
                                  P.O. Box 105504
                                  Atlanta, GA  30348-5504
---------------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Money           SunTrust Bank                          174,691,035.6600              Trust         97.62%
Market Fund                       Attn. Susan Grider
                                  Mail Center 3133
                                  P.O. Box 105504
                                  Atlanta, GA  30348-5504
---------------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Money           National Financial Services Corp.      55,959,626.9600               Investor      100.00%
Market Fund                       for Exclusive Bene of our Cust.
                                  Attn:  Mutual Fund Department
                                  One World Financial Center
                                  200 Liberty St., FL 5
                                  New York, NY  10281-5500
---------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate             Trustman                               5,528,606.0990                Trust         27.11%
Municipal Bond Fund               SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate             Trustman                               14,304,446.0250               Trust         70.16%
Municipal Bond Fund               SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate             NFSC FEBO                              49,101.0690                   Investor      6.88%
Municipal Bond Fund               Wilburn LC
                                  Attn: Linda Kline
                                  459 Eagle Lane
                                  Harrisonburg, VA  22802-8710
---------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond           Trustman                               657,290.0300                  Trust         23.06%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------


                                                                                                                     % OF
FUND                              NAME AND ADDRESS                       NUMBER OF SHARES              CLASS         CLASS
===========================================================================================================================
Maryland Municipal Bond           Trustman                               1,389,870.2260                Trust         48.76%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond           Trustman                               181,109.7690                  Trust         6.35%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond           HAMAC & Co.                            622,118.8660                  Trust         21.83%
Fund                              Attn: Barbara Holloway
                                  P.O. Box 26665 HDQ 5706
                                  Richmond, VA  23261-6665
---------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond           NFSC FEBO                              32,371.7910                   Flex          5.16%
Fund                              Roberta R. Hunt TTEE
                                  Roberta R. Hunt Trust
                                  5722 Tennyson St.
                                  Riverdale, MD  20737-1327
---------------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond           Trustman                               1,011,088.8750                Trust         19.76%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond           Trustman                               2,290,147.7440                Trust         44.75%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond           Trustman                               1,482,213.5750                Trust         28.96%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond           HAMAC & Co.                            334,458.2920                  Trust         6.54%
Fund                              Attn: Barbara Holloway
                                  P.O. Box 26665 HDQ 5706
                                  Richmond, VA  23261-6665
---------------------------------------------------------------------------------------------------------------------------

                                      B-90


                                                                                                                     % OF
FUND                              NAME AND ADDRESS                       NUMBER OF SHARES              CLASS         CLASS
===========================================================================================================================
Virginia Municipal Bond           NFSC FEBO [# H3E-050865]               48,771.7930                   Flex          9.34%
Fund                              Virginia E. White
                                  311 Desota Drive
                                  Richmond, VA  23229-7112
---------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund            Trustman                               12,940,042.1530               Trust         22.85%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund            Trustman                               10,253,165.7590               Trust         18.10%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund            Trustman                               22,396,006.5630               Trust         39.54%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund            Trustman                               6,130,305.7160                Trust         10.82%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Prime Quality Money               NFSC FEBO                              162,060.6300                  Flex          5.78%
Market Fund                       John Beiser
                                  Maureen Beiser
                                  PMB 504
                                  1266 W. Paces Ferry Road
                                  Atlanta, GA  30327-2306
---------------------------------------------------------------------------------------------------------------------------
Prime Quality Money               NFSC FEBO                              169,783.4200                  Flex          6.06%
Market Fund                       Paula E. Kelly
                                  10970 Woodland Falls Drive
                                  Great Falls, VA  22066-1536
---------------------------------------------------------------------------------------------------------------------------


25% SHAREHOLDERS



                                                                                                                     % OF
FUND                              NAME AND ADDRESS                     NUMBER OF SHARES                CLASS         CLASS
===========================================================================================================================
Core Equity Fund                  Trustman                             7,214,837.4120                  Trust         46.25%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                  Trustman                             5,532,802.7740                  Trust         35.47%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
E-Commerce Opportunity            Trustman                             2,446,890.3920                  Trust         35.49%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
E-Commerce Opportunity            Trustman                             2,759,590.0360                  Trust         40.03%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Prime Quality Money               SunTrust Bank                        3,319,523,002.5500              Trust         94.42%
Market Fund                       Attn. Susan Grider
                                  Mail Center 3133
                                  PO Box 105504
                                  Atlanta, GA 30348-5504
---------------------------------------------------------------------------------------------------------------------------
Prime Quality Money               National Financial Services Corp.    1,453,732,522.6000              Investor      95.73%
Market Fund                       For Exclusive Benefit of our
                                  Cust.
                                  Attn. Mutual Funds Dept.
                                  One World Financial Center
                                  200 Liberty Street, FL 5
                                  New York, NY 10281-5500
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities        SunTrust Bank                        399,468,347.3200                Trust         76.43%
Money Market Fund                 Attn. Susan Grider
                                  Mail Center 3133
                                  PO Box 105504
                                  Atlanta, GA 30348-5504
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities        National Financial Services Corp.    60,932,005.3900                 Investor      70.82%
Money Market Fund                 For Exclusive Benefit of our
                                  Cust.
                                  Attn. Mutual Funds Dept.
                                  One World Financial Center
                                  200 Liberty Street, FL 5
                                  New York, NY 10281-5500
---------------------------------------------------------------------------------------------------------------------------


                                                                                                                     % OF
FUND                              NAME AND ADDRESS                     NUMBER OF SHARES                CLASS         CLASS
===========================================================================================================================
Tax-Exempt Money Market           SunTrust Bank                        900,357,587.7800                Trust         99.95%
Fund                              Attn. Susan Grider
                                  Mail Center 3133
                                  PO Box 105504
                                  Atlanta, GA 30348-5504
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market           National Financial Services Corp.    134,980,310.7000                Investor      91.29%
Fund                              For Exclusive Benefit of our
                                  Cust.
                                  Attn. Mutual Funds Dept.
                                  One World Financial Center
                                  200 Liberty Street, FL 5
                                  New York, NY 10281-5500
---------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond             Trustman                             27,992,689.0040                 Trust         30.84%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond             Trustman                             31,187,371.0410                 Trust         34.36%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-             Trustman                             2,654,481.6810                  Trust         25.71%
Exempt Bond Fund                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-             Trustman                             5,517,437.3330                  Trust         53.44%
Exempt Bond Fund                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund         Trustman                             17,185,918.7750                 Trust         25.69%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund           Trustman                             44,612,224.7340                 Trust         58.00%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------

                                      B-93



                                                                                                                     % OF
FUND                              NAME AND ADDRESS                     NUMBER OF SHARES                CLASS         CLASS
===========================================================================================================================
Short-Term U.S. Treasury          Trustman                             2,603,683.2140                  Trust         29.46%
Securities Fund                   SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury          Trustman                             2,301,864.1110                  Trust         26.04%
Securities Fund                   SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury          Clarence A. Rittenhouse              70,601.9160                     Investor      34.48%
Securities Fund                   Margaret S. Rittenhouse Jt Wros
                                  12993 Lampadaire Drive
                                  Creve Coeur, MO 63141-7361
---------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund              Trustman                             5,511,633.9490                  Trust         26.83%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund              Trustman                             7,604,921.5280                  Trust         37.02%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund               Trustman                             6,794,705.5660                  Trust         48.51%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund               Trustman                             4,565,476.0350                  Trust         32.59%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond           Trustman                             2,326,846.3530                  Trust         25.49%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------


                                                                                                                     % OF
FUND                              NAME AND ADDRESS                     NUMBER OF SHARES                CLASS         CLASS
===========================================================================================================================
Florida Tax-Exempt Bond           Trustman                             5,729,017.7820                  Trust         62.76%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond           Trustman                             2,211,631.0820                  Trust         26.26%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond           Trustman                             5,331,918.9320                  Trust         63.31%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
International Equity Index        Trustman                             15,109,097.8320                 Trust         60.97%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities        Trustman                             4,036,236.2030                  Trust         36.68%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities        Trustman                             3,719,131.0610                  Trust         33.80%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal              Trustman                             7,428,502.9700                  Trust         56.83%
Mortgage Securities Fund          SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal              Trustman                             3,695,419.3350                  Trust         28.27%
Mortgage Securities Fund          SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------


                                                                                                                     % OF
FUND                              NAME AND ADDRESS                     NUMBER OF SHARES                CLASS         CLASS
===========================================================================================================================
International Equity Fund         Trustman                             10,980,664.0760                 Trust         50.79%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
International Equity Fund         Trustman                             6,455,759.3300                  Trust         29.86%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity            Trustman                             15,725,433.2370                 Trust         73.62%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  PO Box 105870
                                  Atlanta, GA 30348-5870
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock            Trustman                             11,719,479.4060                 Trust         49.08%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock        Trustman                             6,161,669.9170                  Trust         29.00%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock        Trustman                             7,304,709.2930                  Trust         34.38%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock        Trustman                             6,767,990.8170                  Trust         31.85%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Life Vision Moderate              Trustman                             4,711,753.0440                  Trust         66.46%
Growth Fund                       SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------


                                                                                                                     % OF
FUND                              NAME AND ADDRESS                     NUMBER OF SHARES                CLASS         CLASS
===========================================================================================================================
Life Vision Growth &              Trustman                             2,049,491.3530                  Trust         61.82%
Income Fund                       SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Life Vision Aggressive            Trustman                             991,743.9030                    Trust         61.01%
Growth Fund                       SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities          SunTrust Bank                        725,143,736.9700                Trust         99.90%
Money Market                      Attn. Susan Grider
                                  Mail Center 3133
                                  P.O. Box 105504
                                  Atlanta, GA  30348-5504
---------------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Money           SunTrust Bank                        174,691,035.6600                Trust         97.62%
Market                            Attn. Susan Grider
                                  Mail Center 3133
                                  P.O. Box 105504
                                  Atlanta, GA  30348-5504
---------------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Money           National Financial Services Corp.    55,959,626.9600                 Investor      100.00%
Market                            for Exclusive Bene of our Cust.
                                  Attn:  Mutual Fund Department
                                  One World Financial Center
                                  200 Liberty St., FL 5
                                  New York, NY  10281-5500
---------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate             Trustman                             5,528,606.0990                  Trust         27.11%
Municipal Bond Fund               SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Virginia Intermediate             Trustman                             14,304,446.0250                 Trust         70.16%
Municipal Bond Fund               SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond           Trustman                             1,389,870.2260                  Trust         48.76%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------


                                                                                                                     % OF
FUND                              NAME AND ADDRESS                     NUMBER OF SHARES                CLASS         CLASS
===========================================================================================================================
Virginia Municipal Bond           Trustman                             2,290,147.7440                  Trust         44.75%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond           Trustman                             1,482,213.5750                  Trust         28.96%
Fund                              SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund            Trustman                             22,396,006.5630                 Trust         39.54%
                                  SunTrust Banks
                                  Mutual Fund Reconciliation Unit
                                  Mail Center 3144
                                  P.O. Box 105870
                                  Atlanta, GA  30348-5870
---------------------------------------------------------------------------------------------------------------------------

APPENDIX



                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superiorability for repayment of senior short-term debt obligations. Prime-1 repaymentability will often be evidenced by many of the following characteristics:

      -           Leading market positions in well-established industries.

      -           High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch (Thomson) indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-tenn municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG- 1/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

          - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

          - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2      Satisfactory   capacity  to  pay  principal  and  interest  with  some
          vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impainnent sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower- rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

FINANCIAL STATEMENTS

Following are the audited financial statements for the fiscal year ended May 31, 2000 and the reports of Arthur Andersen LLP, independent public accountants, dated July 18, 2000, relating to the financial statements and financial highlights.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



BALANCED FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (59.8%)
BASIC MATERIALS (0.7%)
   Air Products & Chemicals            42,000      $  1,454
   Alcoa                                9,500           555
                                                   --------
                                                      2,009
                                                   --------
CAPITAL GOODS (8.1%)
   Danaher                              3,900           188
   Eastman Kodak                        9,900           592
   Energizer Holdings*                  7,433           126
   Fortune Brands                       7,700           205
   General Electric                   138,600         7,294
   Honeywell International             43,425         2,375
   Illinois Tool Works                 16,400           952
   Minnesota Mining & Manufacturing     8,300           712
   Republic Services*                  38,400           634
   Teradyne*                            6,000           516
   Textron                             44,100         2,767
   Tyco International                 139,818         6,580
   United Technologies                 17,200         1,040
   WW Grainger                          6,000           240
                                                   --------
                                                     24,221
                                                   --------
COMMUNICATION SERVICES (4.6%)
   ADC Telecommunications*             40,900         2,748
   AT&T                                11,300           392
   AT&T Wireless Group*                 2,000            57
   CenturyTel                          52,300         1,412
   Charter Communications*             39,400           480
   Comverse Technology*                 8,900           813
   Fox Entertainment Group*               600            16
   Lucent Technologies                 29,588         1,698
   Motorola                            12,401         1,163
   Nortel Networks                     20,600         1,119
   Sprint (FON Group)                  31,300         1,894
   US West                             19,300         1,390
   Worldcom*                           14,264           537
                                                   --------
                                                     13,719
                                                   --------
CONSUMER CYCLICALS (12.7%)
   Bed Bath & Beyond*                   3,800           140
   Brinker International*              47,700         1,351
   Carnival                            32,400           879
   Cendant*                           174,741         2,315
   Costco Wholesale*                   43,100         1,377
   CVS                                 86,700         3,771
   Ecolab                              26,900         1,029
   Family Dollar Stores                33,300           658
   Federated Department Stores*         4,500           173
   Gannett                             15,800         1,023
   Gap                                 14,800           519
   Interpublic Group                   45,100         1,936
   Knight Ridder                        9,300           493

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS--CONTINUED
   Kroger*                            171,400       $ 3,407
   Linens 'N Things*                   39,000         1,036
   Lowe's                              65,600         3,054
   Masco                               99,450         1,958
   McGraw-Hill                         19,000           977
   MediaOne Group*                     30,800         2,058
   New York Times, Cl A                25,300           971
   Office Depot*                       16,350           115
   RadioShack                          83,200         3,531
   Royal Caribbean Cruises             31,100           766
   Saks*                               32,300           373
   SFX Entertainment*                  22,600           986
   SPX*                                 5,200           548
   Time Warner                         16,900         1,334
   United Rentals*                     31,200           507
   Young & Rubicam                     10,500           501
                                                   --------
                                                     37,786
                                                   --------
CONSUMER STAPLES (3.4%)
   Avon Products                       13,900           574
   Bestfoods                           22,100         1,425
   Dial                                 9,300           133
   Flowers Industries                  32,000           578
   McDonald's                           8,600           308
   Nabisco Group Holdings              64,900         1,416
   Nabisco Holdings                    10,000           462
   Pepsico                             38,800         1,579
   Ralston-Ralston Purina Group        70,100         1,301
   Viacom, Cl B*                       39,372         2,441
                                                   --------
                                                     10,217
                                                   --------
ENERGY (3.3%)
   Burlington Resources                29,200         1,336
   Conoco                             100,600         2,867
   Halliburton                         15,900           811
   Kerr-McGee                          29,900         1,785
   Texaco                              27,600         1,585
   Unocal                              43,300         1,664
                                                   --------
                                                     10,048
                                                   --------
FINANCE (5.8%)
   ACE                                 44,200         1,185
   American International Group        10,128         1,140
   AmSouth Bancorporation               9,603           173
   Associates First Capital            21,400           587
   AXA Financial                       14,000           545
   Bank of America                     33,531         1,863
   Chase Manhattan                     22,800         1,703
   Cigna                               21,000         1,865
   Comerica                            20,400         1,033
   Conseco                             34,100           213
   Freddie Mac                         11,300           503
32

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FINANCE--CONTINUED
   Mellon Financial                    50,000       $ 1,928
   Metlife*                            37,300           765
   PNC Financial Services Group         6,700           338
   Radian Group                         1,700            93
   U.S. Bancorp                        68,300         1,776
   UnumProvident                       11,700           265
   Washington Mutual                   40,676         1,169
                                                   --------
                                                     17,144
                                                   --------
HEALTH CARE (7.9%)
   American Home Products              29,000         1,562
   Baxter International                22,400         1,490
   Bristol-Myers Squibb                40,100         2,208
   Cardinal Health                     33,465         2,171
   Eli Lilly                            7,050           537
   HCA                                  4,400           119
   Health Management
     Associates, Cl A*                 66,800           789
   Johnson & Johnson                   20,300         1,817
   Merck                               43,900         3,276
   Mylan Laboratories                   1,800            48
   Pharmacia                           30,000         1,558
   Schering-Plough                     59,700         2,888
   Tenet Healthcare*                   56,900         1,458
   Warner-Lambert                      29,800         3,639
                                                   --------
                                                     23,560
                                                   --------
TECHNOLOGY (12.7%)
   Analog Devices*                     20,000         1,540
   BMC Software*                       27,100         1,192
   Ceridian*                           53,500         1,291
   Cisco Systems*                      98,400         5,603
   Computer Associates International    9,100           469
   Computer Sciences*                   7,500           720
   Dell Computer*                      16,500           712
   EMC*                                15,800         1,838
   Hewlett-Packard                     21,500         2,583
   Intel                               35,400         4,414
   International Business Machines     48,200         5,172
   Microsoft*                          88,500         5,537
   Novellus Systems*                    4,100           198
   Sun Microsystems*                   49,800         3,816
   Texas Instruments                   36,200         2,615
                                                   --------
                                                     37,700
                                                   --------
TRANSPORTATION (0.6%)
   Sabre Holdings*                     14,674           422
   United Parcel Service               20,300         1,215
                                                   --------
                                                      1,637
                                                   --------
Total Common Stocks
     (Cost $133,495)                                178,041
                                                   --------

--------------------------------------------------------------------------------
                                     SHARES/FACE
                                     AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
RIGHTS (0.0%)
   Cendant, Expires 02/14/01            8,000      $     61
                                                   --------
Total Rights
     (Cost $0)                                           61
                                                   --------
PREFERRED STOCKS (0.3%)
COMMUNICATION SERVICES (0.3%)
   Cox Communication,
     CV to 0.8621 Shares*               7,300           752
                                                   --------
FINANCE (0.0%)
   Conseco Financing Trust, Ser F,
     CV to 0.9363 Shares               10,000            92
                                                   --------
Total Preferred Stocks
     (Cost $1,146)                                      844
                                                   --------
CORPORATE OBLIGATIONS (17.5%)
CONSUMER STAPLES (1.0%)
   Avon Products
     7.150%, 11/15/09                   $ 850           792
   Cooper Tire & Rubber
     7.750%, 12/15/09                   2,350         2,225
                                                   --------
                                                      3,017
                                                   --------
FINANCE (13.8%)
   AON
     6.900%, 07/01/04                   3,400         3,272
   Aristar
     7.250%, 06/15/06                   2,600         2,483
   Associates of North America
     6.250%, 11/01/08                   3,650         3,221
   Conseco
     8.750%, 02/09/04                   4,250         2,911
     6.800%, 06/15/05                   2,500         1,650
   Conseco (C)
     6.400%, 06/15/11                     950           712
   Countrywide Home Loan
     6.850%, 06/15/04                   1,750         1,656
   Countrywide Home Loan, MTN
     6.510%, 02/11/05                   2,300         2,110
   Donaldson Lufkin Jenrette, MTN
     6.150%, 05/04/04                   1,250         1,169
   Finova Capital
     7.250%, 11/08/04                   1,425         1,190
     7.250%, 07/12/06                   2,200         1,763
   Finova Capital, MTN
     7.300%, 09/22/03                   3,000         2,591
   Household Finance
     7.200%, 07/15/06                   2,250         2,126
   Morgan Stanley Dean Witter, MTN
     7.375%, 04/15/03                   1,800         1,779
   Paine Webber Group
     6.020%, 04/22/02                   3,000         2,884

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



BALANCED FUND--CONCLUDED
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
FINANCE--CONTINUED
   Provident
     7.000%, 07/15/18                  $2,550       $ 1,979
   Reliastar Financial
     8.000%, 10/30/06                   1,540         1,525
     6.500%, 11/15/08                   2,000         1,822
   Wachovia
     5.625%, 12/15/08                   1,300         1,102
   Washington Mutual
     8.600%, 02/01/02                   1,750         1,761
     7.500%, 08/15/06                   1,425         1,368
                                                   --------
                                                     41,074
                                                   --------
INDUSTRIAL (1.8%)
   Dillards
     6.430%, 08/01/04                   2,350         2,018
   Marriott International
     7.875%, 09/15/09                   2,100         2,013
   Philip Morris
     7.500%, 04/01/04                     500           480
   Times Mirror
     7.450%, 10/15/09                   1,000           962
                                                   --------
                                                      5,473
                                                   --------
UTILITIES (0.9%)
   Florida Power & Light
     5.875%, 04/01/09                   3,000         2,659
                                                   --------
Total Corporate Obligations
     (Cost $58,297)                                  52,223
                                                   --------
CONVERTIBLE BONDS (1.5%)
   Bell Atlantic Financial Services,
     CV to 178.0369 Shares,
     Callable 04/01/01 @ 102.3
     5.750%, 04/01/03                     650           635
   Elan Finance,
     CV to 13.7500 Shares (A)
     0.000%, 12/14/18                     800           501
   Network Associates,
     CV to 8.5380 Shares (A)
     0.000%, 02/13/18                   1,000           352
   NTL,
     CV to 9.2435 Shares
     5.750%, 12/15/09                     300           234
   Potomac Electric Power,
     CV to 29.5000 Shares
     5.000%, 09/01/02                   2,100         1,974
   Solectron,
     CV to 12.3309 Shares (A)
     0.000%, 05/05/20                   1,400           786
                                                   --------
Total Convertible Bonds
     (Cost $4,650)                                    4,482
                                                   --------
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)      VALUE (000)
--------------------------------------------------------------------------------
U.S. AGENCY MORTGAGE-
   BACKED OBLIGATIONS (1.9%)
   FHLMC
     7.375%, 05/15/03                  $4,250       $ 4,251
   FNMA
     7.125%, 01/15/30                   1,400         1,361
                                                   --------
Total U.S. Agency Mortgage-
     Backed Obligations
     (Cost $5,643)                                    5,612
                                                   --------
ASSET-BACKED OBLIGATIONS (1.4%)
   Commercial,  Ser 1999-1, Cl A2
     6.455%, 06/15/08                   4,450         4,050
                                                   --------
Total Asset-Backed Obligations
     (Cost $4,117)                                    4,050
                                                   --------
U.S. TREASURY OBLIGATIONS (8.6%)
   U.S. Treasury Notes
     6.500%, 08/31/01                   4,950         4,934
     6.500%, 02/15/10                   2,600         2,637
     7.500%, 11/15/16                   6,550         7,244
     8.750%, 08/15/20                   8,500        10,718
                                                   --------
Total U.S. Treasury Obligations
     (Cost $25,180)                                  25,533
                                                   --------
REPURCHASE AGREEMENT (9.5%)
   Greenwich Capital
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $28,246,331 (collateralized by
     various GNMA obligations: total
     market value $28,807,230) (D)     28,241        28,241
                                                   --------
Total Repurchase Agreement
     (Cost $28,241)                                  28,241
                                                   --------
Total Investments (100.5%)
   (Cost $260,769)                                  299,087
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (-0.5%)            (1,504)
                                                   --------

--------------------------------------------------------------------------------
                                                   VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares
   (unlimited authorization-- no par value)
   based on 16,728,349 outstanding
   shares of beneficial interest                   $183,902
Fund shares of the Investor  Shares
   (unlimited  authorization  -- no par value)
   based on 716,879 outstanding shares
   of beneficial interest                             7,976
Fund shares of the Flex Shares  (unlimited
   authorization -- no par value) based
   on 4,848,311 outstanding shares
   of beneficial interest                            62,104
Undistributed net investment income                   1,359
Accumulated net realized gain
   on investments                                     3,924
Net unrealized appreciation on investments           38,318
                                                   --------
Total Net Assets (100.0%)                          $297,583
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $13.37
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Investor Shares                $13.43
                                                   ========
Maximum Offering Price Per Share --
   Investor Shares ($13.43 / 96.25%)                 $13.95
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                $13.27
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (90.8%)
BASIC MATERIALS (0.9%)
   Air Products & Chemicals           357,100    $   12,365
   Alcoa                               40,800         2,384
                                                 ----------
                                                     14,749
                                                 ----------
CAPITAL GOODS (12.4%)
   Danaher                             33,900         1,634
   Eastman Kodak                       84,000         5,019
   Energizer Holdings*                 63,033         1,072
   Fortune Brands                      31,500           839
   General Electric                 1,176,700        61,924
   Honeywell International            370,262        20,249
   Illinois Tool Works                139,200         8,082
   Minnesota Mining &
     Manufacturing                     71,100         6,097
   Republic Services*                 366,600         6,049
   Teradyne*                           50,800         4,369
   Textron                            377,900        23,713
   Tyco International               1,225,004        57,652
   United Technologies                146,200         8,836
   WW Grainger                         49,300         1,969
                                                 ----------
                                                    207,504
                                                 ----------
COMMUNICATION SERVICES (7.6%)
   ADC Telecommunications*            347,200        23,327
   AT&T                                95,900         3,327
   AT&T Wireless Group*                16,900           483
   CenturyTel                         451,050        12,178
   Charter Communications*            381,700         4,652
   Comverse Technology*                75,900         6,935
   Lucent Technologies                287,351        16,487
   Motorola                           106,200         9,956
   Nortel Networks                    277,800        15,088
   Sprint (FON Group)                 265,900        16,087
   US West                            172,300        12,406
   Worldcom*                          162,453         6,112
                                                 ----------
                                                    127,038
                                                 ----------
CONSUMER CYCLICALS (19.0%)
   Bed Bath & Beyond*                  44,100         1,623
   Brinker International*             405,200        11,472
   Carnival                           378,500        10,267
   Cendant*                         1,341,015        17,768
   Costco Wholesale*                  366,400        11,702
   CVS                                672,300        29,245
   Ecolab                             228,500         8,740
   Family Dollar Stores               301,600         5,957
   Federated Department Stores*        38,200         1,471
   Gannett                            114,600         7,420
   Gap                                 68,200         2,391
   Interpublic Group                  384,000        16,488
   Knight Ridder                       79,100         4,192
   Kroger*                          1,454,200        28,902

--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS--CONTINUED
   Linens 'N Things*                  332,400    $    8,829
   Lowe's                             715,100        33,297
   Masco                              891,100        17,544
   McGraw-Hill                        164,582         8,466
   MediaOne Group*                    263,500        17,605
   New York Times, Cl A               146,700         5,630
   Office Depot*                      244,850         1,729
   RadioShack                         708,400        30,063
   Royal Caribbean Cruises            275,300         6,779
   Saks*                              274,400         3,173
   SFX Entertainment*                  98,000         4,275
   SPX*                                44,500         4,686
   Time Warner                        158,000        12,472
   United Rentals*                    282,600         4,592
   Young & Rubicam                     44,200         2,111
                                                 ----------
                                                    318,889
                                                 ----------
CONSUMER STAPLES (4.8%)
   Avon Products                      117,800         4,867
   Bestfoods                          188,000        12,126
   Dial                                78,800         1,123
   Flowers Industries                 314,200         5,675
   McDonald's                          72,800         2,607
   Nabisco Group Holdings             557,900        11,847
   Nabisco Holdings                    84,900         3,921
   Pepsico                            329,700        13,415
   Ralston-Ralston Purina Group       255,600         4,745
   Viacom, Cl B*                      334,591        20,745
                                                 ----------
                                                     81,071
                                                 ----------
ENERGY (4.4%)
   Burlington Resources               276,000        12,627
   Conoco                             708,100        20,181
   Halliburton                        140,000         7,140
   Kerr-McGee                         122,700         7,324
   Texaco                             208,800        11,993
   Unocal                             367,300        14,118
                                                 ----------
                                                     73,383
                                                 ----------
FINANCE (8.9%)
   ACE                                378,500        10,149
   American International Group        89,895        10,119
   AmSouth Bancorporation             105,001         1,897
   Associates First Capital           183,800         5,043
   AXA Financial                      118,700         4,622
   Bank of America                    283,238        15,737
   Chase Manhattan                    194,700        14,542
   Cigna                              178,800        15,880
   Comerica                           173,700         8,794
   Conseco                            399,100         2,494
   Freddie Mac                         95,600         4,254
   Mellon Financial                   427,500        16,485

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FINANCE--CONTINUED
   Metlife*                           316,300    $    6,484
   PNC Financial Services Group        76,100         3,834
   Radian Group                        14,600           803
   U.S. Bancorp                       581,400        15,116
   UnumProvident                       99,700         2,262
   Washington Mutual                  372,524        10,710
                                                 ----------
                                                    149,225
                                                 ----------
HEALTH CARE (11.6%)
   American Home Products             246,800        13,296
   Baxter International               190,800        12,688
   Bristol-Myers Squibb               341,300        18,793
   Cardinal Health                    284,053        18,428
   Eli Lilly                           59,850         4,556
   HCA                                 37,200         1,004
   Health Management Associates,
     Cl A*                            565,800         6,684
   Johnson & Johnson                  172,400        15,430
   Merck                              377,564        28,176
   Mylan Laboratories                  15,100           405
   Pharmacia                          255,500        13,270
   Schering-Plough                    506,900        24,521
   Tenet Healthcare*                  482,900        12,374
   Warner-Lambert                     207,900        25,390
                                                 ----------
                                                    195,015
                                                 ----------
TECHNOLOGY (20.3%)
   Analog Devices*                    169,500        13,051
   BMC Software*                      230,600        10,146
   Ceridian*                          468,900        11,312
   Cisco Systems*                   1,002,300        57,068
   Computer Associates
     International                     76,700         3,950
   Computer Sciences*                  63,600         6,102
   Dell Computer*                     141,100         6,085
   EMC*                               134,800        15,679
   Hewlett-Packard                    182,000        21,863
   Intel                              353,400        44,065
   International Business Machines    409,500        43,944
   Microsoft*                         767,350        48,007
   Novellus Systems*                   35,300         1,701
   Sun Microsystems*                  453,000        34,711
   Texas Instruments                  308,600        22,296
                                                 ----------
                                                    339,980
                                                 ----------
TRANSPORTATION (0.9%)
   Sabre Holdings*                    128,309         3,689
   United Parcel Service              190,100        11,382
                                                 ----------
                                                     15,071
                                                 ----------
Total Common Stocks
     (Cost $1,053,202)                            1,521,925
                                                 ----------

--------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
RIGHTS (0.1%)
   Cendant, Expires 02/14/01          188,000    $    1,445
                                                 ----------
Total Rights
     (Cost $0)                                        1,445
                                                 ----------
PREFERRED STOCKS (0.4%)
COMMUNICATION SERVICES (0.1%)
   Cox Communication,
     CV to 0.8621 Shares*               9,500           978
   Global Crossing,
     CV to 4.6948 Shares               12,000            21
                                                 ----------
                                                        999
                                                 ----------
   FINANCE (0.0%)
   Conseco Financing Trust, Ser F,
     CV to 0.9363 Shares                5,500            51
                                                 ----------
HEALTH CARE (0.3%)
   Biovail,
     CV to 0.8241 Shares              125,000         5,820
                                                 ----------
Total Preferred Stocks
     (Cost $10,308)                                   6,870
                                                 ----------
CONVERTIBLE BONDS (2.9%)
   America Online,
     CV to 5.8338 Shares (A)
     0.000%, 12/06/19                 $ 7,000         3,482
   At Home,
     CV to 17.6940 Shares
     4.750%, 12/15/06                   2,000         1,350
   Bell Atlantic Financial Services,
     CV To 178.0369 Shares
     Callable 04/01/01 @ 102.3
     5.750%, 04/01/03                   6,150         6,012
   Clear Channel Communications,
     CV to 9.4535 Shares
     1.500%, 12/01/02                     800           783
   Devon Energy,
     CV to 9.3283 Shares
     4.900%, 08/15/08                   4,200         4,169
   Echostar Communications,
     CV to 22.0070 Shares
     4.875%, 01/01/07                   2,500         2,663
   Elan Finance,
     CV to 13.7500 Shares (A)
     0.000%, 12/14/18                   3,600         2,255
   Molten Metal Technology,
     CV to 25.8065 Shares (B)
     5.500%, 05/01/06                  10,000            50
   Network Associates,
     CV to 8.5380 Shares
     Callable 02/13/03 @ 49.452
     (A) (B)
     0.000%, 02/13/18                  10,000         3,525

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



CAPITAL APPRECIATION FUND--CONCLUDED
--------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS--CONTINUED
   Network Associates,
     CV to 8.5380 Shares (A)
     0.000%, 02/13/18                 $ 2,000    $      705
   NTL,
     CV to 9.2435 Shares
     5.750%, 12/15/09                   5,500         4,290
   Potomac Electric Power,
     CV to 29.5000 Shares
     5.000%, 09/01/02                   8,150         7,661
   Solectron,
     CV to 12.3309 Shares (A)
     0.000%, 05/05/20                  11,700         6,567
   Tower Automotive,
     CV to 38.6399 Shares
     5.000%, 08/01/04                   4,200         3,386
   Waste Management,
     CV to 22.9590 Shares
     4.000%, 02/01/02                   3,000         2,696
                                                 ----------
Total Convertible Bonds
     (Cost $59,682)                                  49,594
                                                 ----------
REPURCHASE AGREEMENTS (4.7%)
   Deutsche Bank
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $39,557,152 (collateralized by
     FNMA obligation: total market
     value $40,341,068) (D)            39,550        39,550
   Greenwich Capital
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $39,856,294 (collateralized by
     various GNMA obligations: total
     market value $40,647,043) (D)     39,849        39,849
                                                 ----------
Total Repurchase Agreements
     (Cost $79,399)                                  79,399
                                                 ----------
CASH EQUIVALENT (0.5%)
   AIM Liquid Assets Portfolio      7,941,822         7,942
                                                 ----------
Total Cash Equivalent
     (Cost $7,942)                                    7,942
                                                 ----------
Total Investments (99.4% )
   (Cost $1,210,533)                              1,667,175
                                                 ----------
OTHER ASSETS AND LIABILITIES, NET (0.6%)              9,332
                                                 ----------


--------------------------------------------------------------------------------

                                                 VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares
   (unlimited authorization -- no par value)
    based on 75,722,473 outstanding shares
   of beneficial interest                        $  785,444
Fund shares of the Investor Shares
   (unlimited authorization -- no par value)
    based on 14,890,558 outstanding shares
   of beneficial interest                           163,471
Fund shares of the Flex Shares  (unlimited
   authorization -- no par value) based
   on 7,795,252 outstanding shares
   of beneficial interest                           118,340
Accumulated net investment loss                          (1)
Accumulated net realized gain
   on investments                                   152,611
Net unrealized appreciation
   on investments                                   456,642
                                                 ----------
Total Net Assets (100.0%)                        $1,676,507
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $17.12
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Investor Shares                $16.91
                                                 ==========
Maximum Offering Price Per Share --
   Investor Shares ($16.91 / 96.25%)                 $17.57
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                $16.45
                                                 ==========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

--------------------------------------------------------------------------------



CORE EQUITY FUND
--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.5%)
BASIC MATERIALS (1.0%)
   Avery Dennison                      26,400      $  1,617
                                                   --------
CAPITAL GOODS (8.5%)
   Dover                               51,000         2,371
   Honeywell International             51,500         2,816
   Praxair                             48,800         2,050
   Sherwin-Williams                    61,500         1,430
   Tyco International                  68,400         3,219
   Weatherford International*          30,000         1,292
                                                   --------
                                                     13,178
                                                   --------
COMMUNICATION SERVICES (4.4%)
   Bellsouth                           46,000         2,148
   Motorola                            21,000         1,969
   Worldcom*                           72,200         2,717
                                                   --------
                                                      6,834
                                                   --------
CONSUMER CYCLICALS (23.8%)
   Bed Bath & Beyond*                  44,400         1,634
   Brinker International*              68,800         1,948
   CDW Computer Centers*               26,700         3,123
   Circuit City                        60,000         2,989
   Costco Wholesale*                   70,000         2,236
   CVS                                 36,200         1,575
   Ecolab                              38,500         1,473
   Family Dollar Stores                77,400         1,529
   Gannett                             30,700         1,988
   Home Depot                          51,450         2,511
   Interpublic Group                   54,000         2,319
   Limited                            140,400         3,387
   LIZ Claiborne                       66,500         2,614
   Lowe's                              46,500         2,165
   McGraw-Hill                         50,000         2,572
   Omnicom Group                       13,800         1,158
   Walt Disney                         45,600         1,924
                                                   --------
                                                     37,145
                                                   --------
CONSUMER STAPLES (4.5%)
   Anheuser-Busch                      28,800         2,232
   Paychex                             47,250         1,654
   Sysco                               75,100         3,149
                                                   --------
                                                      7,035
                                                   --------
ENERGY (6.5%)
   Exxon Mobil                         38,100         3,174
   Halliburton                         60,800         3,101
   Schlumberger                        32,000         2,354
   Transocean Sedco Forex              31,200         1,535
                                                   --------
                                                     10,164
                                                   --------
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FINANCE (18.3%)
   Aflac                               56,000      $  2,894
   AMBAC Financial Group               35,000         1,763
   American Express                    28,800         1,550
   Capital One Financial               34,700         1,640
   Chase Manhattan                     30,700         2,293
   Citigroup                           46,800         2,910
   Freddie Mac                         37,000         1,646
   Golden West Financial               50,700         2,117
   MBNA                                75,200         2,096
   Metlife*                           180,800         3,706
   MGIC Investment                     38,800         1,923
   Providian Financial                 44,900         3,993
                                                   --------
                                                     28,531
                                                   --------
HEALTH CARE (7.9%)
   Biomet                              54,600         1,969
   Eli Lilly                           11,400           868
   Health Management Associates,
     Cl A*                            112,700         1,331
   Schering-Plough                     69,800         3,377
   Warner-Lambert                      39,200         4,787
                                                   --------
                                                     12,332
                                                   --------
SERVICES (1.0%)
   Catalina Marketing*                 15,500         1,497
                                                   --------
TECHNOLOGY (22.6%)
   BMC Software*                       54,000         2,376
   Cisco Systems*                      49,200         2,801
   Dell Computer*                      39,000         1,682
   Electronic Data Systems             50,400         3,241
   Electronics for Imaging*            44,700         1,646
   EMC*                                19,000         2,210
   Gateway*                            63,500         3,143
   Intel                               37,600         4,688
   Jabil Circuit*                      87,800         3,205
   Microchip Technology*               45,400         2,577
   Microsoft*                          24,600         1,539
   Sun Microsystems*                   20,500         1,571
   Texas Instruments                   47,400         3,425
   Zebra Technologies*                 21,300         1,022
                                                   --------
                                                     35,126
                                                   --------
Total Common Stocks
     (Cost $141,847)                                153,459
                                                   --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



CORE EQUITY FUND--CONCLUDED
--------------------------------------------------------------------------------
                                        FACE
                                    AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.4%)
   Morgan Stanley Dean Witter
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $2,108,423, (collateralized by
     FNMA obligation: total market
     value $2,150,848)                 $2,108      $  2,108
                                                   --------
Total Repurchase Agreement
     (Cost $2,108)                                    2,108
                                                   --------
Total Investments (99.9%)
   (Cost $143,955)                                  155,567
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (0.1%)                201
                                                   --------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 13,633,156 outstanding shares
   of beneficial interest                           139,820
Fund shares of the Flex Shares  (unlimited
   authorization -- no par value) based
   on 393,098 outstanding shares
   of beneficial interest                             4,215
Accumulated net realized gain
   on investments                                       121
Net unrealized appreciation on investments           11,612
                                                   --------
Total Net Assets (100.0%)                          $155,768
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $11.11
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Flex Shares (1)                 $11.06
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

SCHEDULEOFINVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



E-COMMERCE OPPORTUNITY FUND
--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.8%)
CAPITAL GOODS (2.1%)
   Applied Materials*                  20,000      $  1,670
   Spectrasite Holdings*               61,700         1,045
                                                   --------
                                                      2,715
                                                   --------
COMMUNICATION SERVICES (12.4%)
   Akamai Technologies*                26,000         1,736
   America Online*                     84,200         4,463
   American Power Conversion*          60,000         2,126
   AT&T - Liberty Media Group*         26,200         1,161
   EarthLink*                          30,000           444
   Gemstar International Group*        11,500           488
   ITXC*                               32,500         1,089
   Net2Phone*                          28,200           832
   VeriSign*                            9,200         1,245
   Yahoo*                              19,100         2,160
                                                   --------
                                                     15,744
                                                   --------
COMPUTER SOFTWARE (21.5%)
   Amdocs*                             84,200         5,215
   Business Objects*                   18,200         1,456
   Check Point Software Technologies*  11,600         2,179
   Harbinger*                         137,900         2,060
   ISS Group*                          24,600         1,820
   Micromuse*                          16,000         1,593
   Network Appliance*                  19,600         1,265
   Novell*                             42,700           355
   Oracle*                             54,000         3,881
   RealNetworks*                       41,800         1,518
   Siebel Systems*                     17,300         2,024
   Tibco Software*                     38,600         2,147
   Vignette*                           48,610         1,340
   Visual Networks*                     8,000           397
                                                   --------
                                                     27,250
                                                   --------
CONSUMER CYCLICALS (12.1%)
   Copart*                             79,800         1,416
   eBay*                               22,000         1,376
   First Data                          25,000         1,402
   Interpublic Group                   99,700         4,281
   Omnicom Group                       17,400         1,461
   Time Warner                         12,500           987
   TMP Worldwide*                      61,600         3,403
   Wal-Mart Stores                     16,300           939
                                                   --------
                                                     15,265
                                                   --------
ENERGY (7.0%)
   AES*                                28,000         2,443
   Dynegy, Cl A                        35,000         2,699
   Enron                               50,300         3,666
                                                   --------
                                                      8,808
                                                   --------

--------------------------------------------------------------------------------
                                       SHARES      VALUE (000)
--------------------------------------------------------------------------------
FINANCE (2.2%)
   Knight Trading Group*               63,500      $  1,845
   Morgan Stanley Dean Witter          12,300           885
                                                   --------
                                                      2,730
                                                   --------
SERVICES (6.1%)
   BroadVision*                        23,000           824
   Checkfree Holdings*                 33,600         1,405
   Devry*                              58,600         1,637
   Exodus Communications*              25,000         1,764
   Infospace*                          30,700         1,332
   Viant*                              30,000           750
                                                   --------
                                                      7,712
                                                   --------
TECHNOLOGY (32.6%)
   Applied Micro Circuits*             19,600         1,945
   AudioCodes*                         37,500         2,740
   Ciena*                              13,300         1,592
   Cisco Systems*                      34,800         1,981
   Clarent*                            15,000           636
   E-Tek Dynamics*                      5,500         1,011
   EMC*                                27,600         3,210
   Intel                               24,700         3,080
   Jabil Circuit*                      41,000         1,497
   JDS Uniphase*                        8,800           774
   LSI Logic*                          55,300         2,914
   Micron Technology*                  57,600         4,028
   National Semiconductor*             31,700         1,704
   Oni Systems*                         5,000           125
   SDL*                                 4,100           929
   Solectron*                         101,700         3,362
   STMicroelectronics ADR              10,000           599
   Sonus Networks*                      2,300           168
   Sun Microsystems*                   34,700         2,659
   Texas Instruments                   34,400         2,485
   Xilinx*                             50,900         3,875
                                                   --------
                                                     41,314
                                                   --------
TRANSPORTATION (0.8%)
   United Parcel Service               16,700         1,000
                                                   --------
Total Common Stocks
     (Cost $125,976)                                122,538
                                                   --------
Total Investments (96.8%)
   (Cost $125,976)                                 $122,538
                                                   ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.6%)
BASIC MATERIALS (3.0%)
   International Paper                650,000      $ 22,628
   Nucor                              175,000         6,803
                                                   --------
                                                     29,431
                                                   --------
CAPITAL GOODS (8.1%)
   Boeing                             500,000        19,531
   Deere                              450,000        18,703
   General Electric                   300,570        15,817
   Illinois Tool Works                100,000         5,806
   Ingersoll-Rand                     450,000        20,503
   SCI Systems*                           960            43
                                                   --------
                                                     80,403
                                                   --------
COMMUNICATION SERVICES (5.0%)
   ADC Telecommunications*                950            64
   AT&T                               400,000        13,875
   AT&T - Liberty Media Group*            430            19
   GTE                                200,000        12,650
   SBC Communications                 225,000         9,830
   Worldcom*                          350,000        13,169
                                                   --------
                                                     49,607
                                                   --------
CONSUMER CYCLICALS (7.9%)
   Albertson's                         87,400         3,201
   Gannett                             75,000         4,856
   Lowe's                              80,000         3,725
   Office Depot*                    1,800,000        12,712
   Sears Roebuck                      250,000         9,234
   Target                             275,000        17,239
   Time Warner                            220            17
   Wal-Mart Stores                        440            25
   Walt Disney                        650,000        27,422
   Viacom, Cl B*                          477            30
                                                   --------
                                                     78,461
                                                   --------
CONSUMER STAPLES (11.7%)
   Coca-Cola                          350,000        18,681
   Hershey Foods                      325,000        16,859
   Kellogg                            450,000        13,669
   Philip Morris                      600,000        15,675
   Procter & Gamble                       330            22
   Quaker Oats                        400,000        29,425
   Sara Lee                         1,200,000        21,600
   Sysco                                  700            29
                                                   --------
                                                    115,960
                                                   --------
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
ENERGY (10.2%)
   AES*                                   400      $     35
   Baker Hughes                         1,100            40
   Duke Energy                        450,000        26,213
   Exxon Mobil                        325,000        27,077
   Patterson Energy*                    6,000           145
   Royal Dutch Petroleum ADR          240,000        14,985
   Schlumberger                       200,000        14,712
   Texaco                             300,000        17,231
   Williams                               840            35
                                                   --------
                                                    100,473
                                                   --------
FINANCE (17.5%)
   American International Group       180,317        20,297
   Bank of America                    290,130        16,120
   Berkshire Hathaway*                 12,000        22,632
   Chubb                                  910            64
   Citigroup                          225,440        14,020
   Fannie Mae                         400,000        24,050
   Fleet Boston Financial             500,000        18,906
   KeyCorp                            700,000        14,700
   Morgan Stanley Dean Witter         125,000         8,992
   PFF Bancorp                          1,700            23
   Safeco                               1,790            44
   St. Paul                             1,960            73
   Washington Mutual                  400,000        11,500
   Wells Fargo                        475,470        21,515
                                                   --------
                                                    172,936
                                                   --------
HEALTH CARE (10.8%)
   Allergan                               470            32
   Amgen*                             265,000        16,861
   HCA                                500,000        13,500
   Johnson & Johnson                  225,000        20,137
   Jones Pharma                         1,500            55
   Merck                              265,000        19,776
   Priority Healthcare*                 1,000            51
   Schering-Plough                    300,000        14,512
   Watson Pharmaceutical*             500,000        22,063
                                                   --------
                                                    106,987
                                                   --------
TECHNOLOGY (24.0%)
   3Com*                              500,000        20,906
   Adaptec*                         1,000,000        19,688
   America Online*                    225,000        11,925
   BMC Software*                      400,000        17,600
   Cisco Systems*                     250,460        14,261
   Compaq Computer                  1,200,000        31,500
   Computer Sciences*                 275,000        26,383
   Hewlett-Packard                    125,000        15,016
   Intel                              200,000        24,938
   International Business Machines     75,320         8,083
   Lucent Technologies                175,000        10,041
   Microsoft*                         300,000        18,769
   Southern                           350,000         9,078
   Sun Microsystems*                  125,000         9,578
   Titan*                               3,800           136
                                                   --------
                                                    237,902
                                                   --------

--------------------------------------------------------------------------------
                                       SHARES      VALUE (000)
--------------------------------------------------------------------------------
TRANSPORTATION (0.4%)
   UAL                                 75,000       $ 3,863
                                                   --------
Total Common Stocks
     (Cost $796,185)                                976,023
                                                   --------
CASH EQUIVALENT (0.9%)
   SEI Daily Income Trust Prime
     Obligation Fund                9,499,988         9,500
                                                   --------
Total Cash Equivalent
     (Cost $9,500)                                    9,500
                                                   --------
Total Investments (99.5%)
   (Cost $805,685)                                  985,523
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (0.5%)              4,714
                                                   --------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 57,007,793 outstanding shares
   of beneficial interest                           688,038
Fund shares of the Investor  Shares  (unlimited
   authorization  -- no par value)
   based on 2,726,169 outstanding shares
   of beneficial interest                            32,136
Fund shares of the Flex Shares  (unlimited
   authorization -- no par value) based
   on 4,031,949 outstanding shares
   of beneficial interest                            62,396
Undistributed net investment income                   1,444
Accumulated net realized gain
   on investments                                    26,385
Net unrealized appreciation on investments          179,838
                                                   --------
Total Net Assets (100.0%)                          $990,237
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $15.53
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Investor Shares                 $15.65
                                                   ========
Maximum Offering Price Per Share--
   Investor Shares ($15.65 / 96.25%)                 $16.26
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Flex Shares (1)                 $15.49
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS (93.7%)
AUSTRALIA (2.1%)
   National Australia Bank            372,481       $ 5,570
   Pasminco*                        2,208,400         1,152
                                                   --------
                                                      6,722
                                                   --------
BELGIUM (0.0%)
   Dexia VVPR Strips*                  54,714             1
                                                   --------
DENMARK (1.1%)
   Danisco                             97,200         3,528
                                                   --------
FRANCE (10.6%)
   Coflexip Stena Offshore             53,400         6,276
   Elf Aquitaine                           12             2
   ISIS                                33,000         2,097
   Lafarge                             80,700         6,278
   Suez Lyonnaise des Eaux             12,000         2,025
   Technip                             61,610         6,456
   Total Fina Elf                      56,344         8,920
   Vivendi                             19,700         2,123
                                                   --------
                                                     34,177
                                                   --------
GERMANY (4.3%)
   BASF                                46,500         1,892
   Bayer                               51,000         1,977
   Bayerische Vereinsbank              31,300         2,045
   MG Technologies                    381,700         5,671
   Siemens                             13,800         2,054
                                                   --------
                                                     13,639
                                                   --------
HONG KONG (0.6%)
   Li & Fung                          470,000         1,948
                                                   --------
IRELAND (0.0%)
   Bank of Ireland                     17,306           102
                                                   --------
ISRAEL (0.8%)
   ECI Telecommunications ADR          98,380         2,669
                                                   --------
ITALY (5.6%)
   Banca Intesa*                      689,385         2,733
   ENI                              1,203,500         6,520
   Parmalat Finanziaria             2,640,500         3,302
   Saipem                           1,050,400         5,277
                                                   --------
                                                     17,832
                                                   --------
JAPAN (23.5%)
   Canon                               48,000         2,209
   Daiwa House Industry               270,000         2,002
   Daiwa Securities                   170,000         2,067
   Fuji Heavy Industry              1,256,000         9,324
   Hirose Electric                     12,600         1,764
   Hitachi                            194,000         2,402
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
JAPAN--CONTINUED
   Japan Tobacco                          456       $ 3,491
   Kao                                129,000         3,915
   Kirin Brewery                      237,400         2,864
   Kyocera                             13,400         2,223
   Matsushita Electric                304,000         7,180
   Minebea                            158,000         1,866
   Murata Manufacturing                12,000         2,071
   Olympus Optical                    200,000         3,434
   Onward Kashiyama                   172,000         2,298
   Promise                             24,200         2,032
   Sharp                              294,000         5,293
   Sumitomo Heavy Industries        1,221,000         3,161
   Tokio Marine & Fire Insurance      296,000         3,228
   Toshiba                            428,000         4,131
   Yamada Denki                        42,000         3,352
   Yasuda Fire & Marine Insurance     543,000         2,797
   Yokowo                              83,000         2,326
                                                   --------
                                                     75,430
                                                   --------
MEXICO (1.3%)
   Cemex ADR*                          82,200         1,742
   Fomento ADR                         49,400         1,880
   Kimberly, Ser A                    223,800           692
                                                   --------
                                                      4,314
                                                   --------
NETHERLANDS (5.9%)
   Fortis                             170,000         4,493
   IHC Caland                         116,712         5,289
   Randstad Holdings                   58,000         2,365
   Unique International               260,565         6,680
                                                   --------
                                                     18,827
                                                   --------
NEW ZEALAND (1.0%)
   Fletcher Challenge Building      3,228,459         3,194
                                                   --------
NORWAY (7.2%)
   Kvaerner*                          169,700         1,972
   Petroleum Geo Services*            568,490        10,231
   Petroleum Geo Services ADR*        564,400        10,759
                                                   --------
                                                     22,962
                                                   --------
SOUTH AFRICA (1.3%)
   Gold Fields                        442,000         1,602
   Gold Fields ADR                    221,000           870
   Harmony Gold Mining                133,000           650
   Harmony Gold Mining ADR            184,100           903
                                                   --------
                                                      4,025
                                                   --------
SOUTH KOREA (1.1%)
   Hite Brewery                        82,200         2,657
   Pohang Iron & Steel ADR             45,000           922
                                                   --------
                                                      3,579
                                                   --------
44

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
SPAIN (5.2%)
   Altadis                          1,130,500      $ 16,657
                                                   --------
SWEDEN (1.9%)
   Sandvik                            224,300         4,932
   Swedish Match                      358,200         1,118
                                                   --------
                                                      6,050
                                                   --------
UNITED KINGDOM (20.2%)
   Allied Zurich                      858,950         9,667
   Diageo                           1,713,405        14,705
   Hanson                             785,800         5,594
   IMI                                197,100           807
   Imperial Tobacco Group           1,220,100        10,755
   Prudential                         167,000         2,534
   Reckitt Benckiser                  678,200         7,459
   Rolls-Royce                      1,554,369         5,737
   Stagecoach Holdings              3,733,215         3,361
   Unilever                           619,100         4,099
                                                   --------
                                                     64,718
                                                   --------
Total Foreign Common Stocks
     (Cost $294,340)                                300,374
                                                   --------
FOREIGN COUPON (0.1%)
NETHERLANDS (0.1%)
   Unique International               328,356           203
                                                   --------
Total Foreign Coupon
     (Cost $0)                                          203
                                                   --------
FOREIGN RIGHTS (0.0%)
ITALY (0.0%)
   Banca Intesa*                           20            --
                                                   --------
Total Foreign Rights
     (Cost $0)                                           --
                                                   --------
FOREIGN WARRANT (0.0%)
FRANCE (0.0%)
   Lafarge, Expires 03/20/01           18,732            67
                                                   --------
Total Foreign Warrant
     (Cost $0)                                           67
                                                   --------
Total Investments (93.8%)
   (Cost $294,340)                                 $300,644
                                                   ========

At May 31, 2000, sector diversification of the Portfolio was as follows:

                                        % OF         VALUE
SECTOR DIVERSIFICATION               NET ASSETS      (000)
----------------------               ----------     -------
FOREIGN COMMON STOCK
Food, Beverage and Tobacco               20.4%      $65,200
Oil & Gas                                15.7        50,083
Construction Material                     7.9        25,236
Electronics                               6.9        22,077
Insurance                                 5.7        18,224
Services                                  4.5        14,334
Consumer Products                         4.1        13,102
Diversified Operations                    3.9        12,536
Banking                                   3.3        10,451
Automotive                                2.9         9,324
Financial Services                        2.7         8,592
Machinery                                 2.5         8,093
Audio/Video                               2.2         7,180
Metals                                    1.9         6,100
Aerospace                                 1.8         5,737
Cosmetics & Toiletries                    1.2         3,915
Chemicals                                 1.2         3,868
Transportation                            1.0         3,361
Retail                                    1.0         3,352
Telecommunications                        0.8         2,669
Manufacturing                             0.7         2,298
Real Estate                               0.6         2,002
Distribution                              0.6         1,948
Paper Products                            0.2           692
                                         ----        ------
TOTAL FOREIGN
   COMMON STOCK                          93.7       300,374
FOREIGN COUPON                            0.1           203
FOREIGN WARRANT                            --            67
                                        -----      --------
TOTAL INVESTMENTS                        93.8%     $300,644
                                        =====      ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS (98.1%)
AUSTRALIA (1.7%)
   Amcor                               31,691      $     92
   AMP                                 36,999           323
   Brambles Industries                  9,286           255
   Broken Hill Proprietary             58,570           598
   Coles Myer                          51,191           185
   Colonial                            33,865           183
   CSR                                 63,354           147
   Fosters Brewing Group               86,505           211
   Lend Lease                          23,858           272
   National Australia Bank             57,815           865
   News Corporation                    58,659           666
   Pacific Dunlop                      78,743            75
   PaperlinX*                          24,530            43
   Rio Tinto                           16,506           237
   Telstra                            272,518         1,062
   Westpac Banking                     60,264           413
   WMC                                 67,758           279
   Woolworths                          65,622           218
                                                   --------
                                                      6,124
                                                   --------
AUSTRIA (1.1%)
   Austria Tabakwerke                   7,130           244
   Bank Austria                        22,627         1,079
   Flughafen Wien                       6,206           209
   Generali Holding Vienna              2,034           315
   Mayr-Melnhof Karton                  2,566           123
   Oest Elektrizatswirts, Cl A          7,144           743
   OMV                                  5,889           508
   VA Technologie                       3,630           200
   Wienerberger Baustoffindustrie      16,020           365
                                                   --------
                                                      3,786
                                                   --------
BELGIUM (1.0%)
   Bekaert                              1,481            77
   D'ieteren                              498           127
   Delhaize Freres                      2,627           154
   Electrabel                           2,804           648
   Fortis, Cl B                        37,053           967
   Groupe Bruxelles Lambert             1,253           303
   KBC Bancassurance Holding           15,078           649
   Solvay, Cl A                         5,017           339
   UCB                                  7,754           291
   Union Miniere                        1,483            53
                                                   --------
                                                      3,608
                                                   --------
DENMARK (1.5%)
   D/S 1912, Cl B                          77           846
   D/S Svendborg, Cl B                     47           741
   Danisco                              5,310           193
   Den Danske Bank                      3,600           420
   Falck                                  800           122

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
DENMARK--CONTINUED
   ISS*                                 3,200        $  233
   Navision Software*                   2,600            97
   Nordic Baltic Holding*              62,248           403
   Novo-Nordisk, Cl B                   5,070           844
   Tele Danmark, Cl B                  14,416         1,023
   Vestas Wind Systems                  7,000           258
   William Demant Holdings              6,000           169
                                                   --------
                                                      5,349
                                                   --------
FINLAND (1.7%)
   Merita*                             12,800            69
   Metso Oyj                            1,600            21
   Nokia Oyj                           89,400         4,676
   Outokumpu, Cl A                      4,600            50
   Sampo Insurance, Ser A               2,300            97
   Sonera Group                        12,700           646
   Tietoenator Oyj, Cl B                1,800            71
   UPM-Kymmene                          6,200           158
                                                   --------
                                                      5,788
                                                   --------
FRANCE (12.6%)
   Accor                                8,004           326
   Air Liquide                          3,670           518
   Alcatel Alsthom                     41,000         2,279
   Aventis                             31,473         2,056
   Axa                                 15,370         2,276
   Banque National Paris, Cl A         21,864         1,983
   BIC                                  3,540           158
   Bouygues                             1,369           852
   Canal Plus                           5,242         1,002
   Cap Gemini                           3,763           709
   Carrefour                           27,996         1,990
   Casino Guichard-Perrachon            3,510           314
   Cie de Saint Gobain                  3,521           493
   Dassault Systemes                    5,636           431
   Eridania Beghin-Say                  1,250           115
   Essilor International                  623           184
   France Telecom                      41,035         6,019
   Groupe Danone*                       3,031           713
   L'Oreal                              2,747         1,901
   Lafarge                              4,501           350
   Lagardere                            5,922           416
   Louis Vuitton-Moet Hennessy          3,889         1,594
   Michelin, Cl B                       5,743           191
   Pechiney, Ser A                      3,748           155
   Pernod-Ricard                        2,745           145
   Peugeot                              1,945           401
   Pinault-Printemps-Redoute            4,874         1,054
   Publicis                               512           212
   Sadexho Alliance                     1,192           193
   Sagem                                  500           590
   Sanofi-Synthelabo                   28,905         1,267
46

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FRANCE--CONTINUED
   Schneider                            6,929        $  464
   Sidel                                1,108            75
   Societe Eurafrance                     157            68
   Societe Generale                    15,162           879
   STMicroelectronics                  34,404         2,061
   Suez Lyonnaise des Eaux              7,750         1,308
   Thomson CSF*                         6,237           243
   Total Fina Elf                      30,771         4,871
   Total Fina Elf-Strip VVPR            1,314            --
   Unibail                              1,572           204
   Usinor                              15,197           184
   Valeo                                4,043           206
   Vivendi                             24,348         2,624
                                                   --------
                                                     44,074
                                                   --------
GERMANY (14.1%)
   Adidas-Salomon                       2,800           168
   Allianz                             14,380         5,216
   BASF                                36,800         1,497
   Bayer                               43,860         1,700
   Bayerische Vereinsbank              24,922         1,628
   Beiersdorf                           5,290           412
   Continental                          9,150           171
   DaimlerChrysler                     59,916         3,263
   Deutsche Bank                       37,270         2,892
   Deutsche Telekom                   182,050        11,433
   Douglas Holding                      2,550            77
   Dresdner Bank                       31,500         1,290
   EM.TV & Merchandising                7,000           472
   Fresenius Medical                    5,200           434
   Gehe                                 4,800           161
   Heidelberger Zement                  4,074           239
   Hochtief                             5,110           163
   Kamps                                5,400           145
   Karstadt Quelle                      9,300           314
   Linde                                6,860           283
   Lufthansa                           22,980           566
   Man Muenchen                         6,310           221
   Merck                               10,600           342
   Metro                               16,301           535
   Muenchener Rueckvers,
     Registered                        10,560         3,118
   Preussag                             9,760           348
   RWE                                 28,640         1,058
   SGL Carbon*                          1,150            80
   SAP                                  3,650         1,522
   Schering                             4,060           612
   Siemens                             35,590         5,297
   ThyssenKrupp                        31,160           534
   Veba                                30,260         1,560
   Viag                                42,158           867

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
GERMANY--CONTINUED
   Volkswagen                          18,460        $  753
   WCM Beteiligungs                    10,850           306
                                                   --------
                                                     49,677
                                                   --------
HONG KONG (0.9%)
   Bank of East Asia                   17,400            31
   Cable & Wireless HKT               205,200           469
   Cathay Pacific Airways              46,000            83
   Cheung Kong Holdings                40,000           366
   CLP Holdings                        52,500           244
   Hang Seng Bank                      32,200           273
   Hong Kong & China Gas               95,700           103
   Hutchison Whampoa                   69,080           798
   Johnson Electric Holdings           16,000           119
   New World Development               61,000            61
   Sun Hung Kai Properties             36,600           223
   Swire Pacific                       36,500           210
   Television Broadcasts                6,000            39
   Wharf Holdings                      42,000            75
                                                   --------
                                                      3,094
                                                   --------
IRELAND (0.5%)
   Allied Irish Bank                   43,700           405
   CRH                                 16,100           281
   Eircom                             112,600           327
   Independent News & Media (GB)        6,500            52
   Independent News & Media            26,200           206
   Jefferson Smurfit                  125,100           246
   Ryanair Holdings*                   29,300           240
                                                   --------
                                                      1,757
                                                   --------
ITALY (8.6%)
   Alitalia                           112,439           220
   Assicurazioni Generali              95,000         2,876
   Autogrill                           17,000           178
   Banca di Roma*                     377,500           410
   Banca Intesa*                      360,603         1,430
   Banca Intesa RNC                    51,000           107
   Banca Popolare di Milano            18,500           121
   Benetton Group                     140,000           281
   Bulgari                             22,000           276
   CartiereBurgo                       10,500           100
   Enel*                              535,272         2,398
   ENI                                592,500         3,210
   Fiat                                26,400           674
   Fiat RNC                             6,700            92
   Italcementi                         23,400           213
   Italgas                             49,000           202
   Magneti Marelli                     25,000           128
   Mediaset                            87,000         1,354
   Mediobanca                          44,250           375

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



INTERNATIONAL EQUITY INDEX FUND--CONTINUED
--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
ITALY--CONTINUED
   Mondadori Editore                    8,734        $  202
   Olivetti                           360,000         1,228
   Parmalat Finanziaria               125,000           156
   Pirelli                            147,000           379
   Reno de Medici                       9,000            19
   Rinascente                          17,500           101
   Riunione Adriatica di Sicurta       52,362           495
   San Paolo-IMI                      102,736         1,512
   Sirti                               38,000            70
   Telecom Italia Mobile              488,000         5,109
   Telecom Italia Mobile RNC          110,500           468
   Telecom Italia                     270,500         3,752
   Telecom Italia RNC                  65,000           405
   UniCredito Italiano*               367,000         1,630
                                                   --------
                                                     30,171
                                                   --------
JAPAN (33.3%)
   77 Bank                             16,000           146
   Acom                                 7,000           514
   Advantest                            4,800         1,011
   Ajinomoto                           33,000           399
   Amada                               16,000           138
   Aoyamma Trading                      4,100            49
   Asahi Bank                         135,000           600
   Asahi Breweries                     24,000           298
   Asahi Chemical Industry             73,000           454
   Asahi Glass                         59,000           547
   Asatsu-DK                            2,000            65
   Autobacs Seven                       1,600            46
   Bank of Fukuoka                     29,000           191
   Bank of Tokyo Mitsubishi           223,000         2,794
   Bank of Yokohama                    50,000           213
   Benesse                              5,000           331
   Bridgestone                         42,000           959
   Canon                               42,000         1,933
   Casio Computer                      13,000           124
   Central Japan Railway                  108           601
   Chiyoda*                            18,000            18
   Chugai Pharmaceutical               12,000           205
   Chuo Mitsui Trust & Banking         45,000           181
   Citizen Watch                       17,000           146
   Cosmo Oil                           61,000            85
   Credit Saison                        7,800           157
   CSK                                  2,800            86
   Dai Nippon Printing                 36,000           614
   Daicel Chemical Industries          23,000            68
   Daiei*                              31,000            94
   Daiichi Pharmaceutical              14,000           259
   Daikin Industries                   13,000           259
   Daikyo*                              4,000             9
   Daimaru                             18,000            51
   Dainippon Ink & Chemicals           42,000           187

--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
JAPAN--CONTINUED
   Daito Trust Construction             6,400        $  122
   Daiwa Bank                          87,000           220
   Daiwa House Industry                26,000           193
   Daiwa Kosho Lease                   28,000            75
   Daiwa Securities                    64,000           778
   Denso                               44,000           998
   East Japan Railway                     191         1,088
   Ebara                               16,000           165
   Eisai                               14,000           301
   Fanuc                               11,500         1,002
   Fuji Bank                          163,000         1,260
   Fuji Machine                         2,000            97
   Fuji Photo Film                     24,000           837
   Fujita*                             17,000             7
   Fujitsu                             94,000         2,661
   Furukawa Electric                   29,000           414
   Gunma Bank                          26,000           142
   Gunze                               22,000            66
   Hankyu Department Stores            11,000            54
   Haseko*                             89,000            34
   Hirose Electric                      1,900           266
   Hitachi                            160,000         1,981
   Hokuriko Bank*                      26,000            60
   Honda Motor                         46,000         1,515
   Hoya                                 6,000           556
   Industrial Bank of Japan           125,000           974
   Isetan                              11,000           108
   Ito Yokado                          20,000         1,186
   Itochu*                             65,000           262
   Japan Airlines                      89,000           268
   Japan Energy*                       97,000            90
   Japan Steel Works*                  34,000            32
   Japan Tobacco                          103           789
   Joyo Bank                           41,300           161
   Jusco                               16,000           274
   Kadokawa Shoten Publishing             500            50
   Kajima                              59,000           147
   Kaken Pharmaceutical                 7,000            43
   Kamigumi                            23,000           110
   Kanebo                              34,000            72
   Kaneka                              17,000           175
   Kansai Electric Power               50,700           873
   Kao                                 30,000           910
   Kawasaki Heavy Industries           75,000            98
   Kawasaki Kisen Kaisha               27,000            42
   Kawasaki Steel                     169,000           256
   Kinki Nippon Railway                82,000           327
   Kirin Brewery                       51,000           615
   Komatsu                             48,000           295
   Konami                               7,200           381
   Koyo Seiko                           8,000            56
   Kubota                              68,000           240
48

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
JAPAN--CONTINUED
   Kumagai Gumi                        57,000         $  26
   Kuraray                             22,000           229
   Kurita Water Industries              7,000           147
   Kyocera                              9,100         1,510
   Kyowa Hakko Kogyo                   21,000           191
   Maeda Road Contruction              18,000            72
   Marubeni                            57,000           151
   Marui                               18,000           330
   Matsushita Electric                 98,000         2,314
   Meiji Seika                         23,000           149
   Minebea                             19,000           224
   Mitsubishi                          77,000           639
   Mitsubishi Chemical                106,000           414
   Mitsubishi Electric                103,000         1,011
   Mitsubishi Estate                   68,000           800
   Mitsubishi Heavy Industries        172,000           597
   Mitsubishi Materials                56,000           186
   Mitsubishi Trust & Banking          60,000           484
   Mitsui                              75,000           527
   Mitsui Fudosan                      41,000           423
   Mitsui Marine & Fire Insurance      37,000           196
   Mitsui Mining & Smelting            26,000           172
   Mitsui-Soko                         15,000            31
   Mitsukoshi                          22,000            82
   Murata Manufacturing                11,000         1,899
   Mycal                               16,000            48
   Namco                                2,300            58
   NEC                                 77,000         1,951
   NGK Insulators                      19,000           197
   NGK Spark Plug                      13,000           152
   Nidec                                4,300           330
   Nikon                               18,000           496
   Nintendo                             6,700           995
   Nippon Express                      57,000           317
   Nippon Mitsubishi Oil               71,000           291
   Nippon Paper Industries             50,000           329
   Nippon Sharyo                        7,000            13
   Nippon Sheet Glass                  21,000           190
   Nippon Shinpan                      17,000            35
   Nippon Steel                       378,000           828
   Nippon Suisan Kaisha                24,000            39
   Nippon Telegraph & Telephone           607         7,210
   Nippon Yusen                        58,000           250
   Nishimatsu Construction             25,000            90
   Nissan Motor                       191,000         1,001
   Nissin Food Products                 6,300           158
   Nitto Denko                          8,000           338
   Nomura Securities                   95,000         2,178
   Noritake                            18,000            82
   NSK                                 27,000           208
   NTN                                 29,000            95

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
JAPAN--CONTINUED
   Obayashi                            42,000        $  160
   Oji Paper                           55,000           354
   Okumura                             21,000            63
   Olympus Optical                     13,000           223
   Omron                               13,000           335
   Orient                              24,000           109
   Oriental Land                        4,800           478
   Orix                                 3,620           536
   Osaka Gas                          130,000           331
   Oyo                                  1,700            19
   Penta-Ocean Construction            12,000            14
   Pioneer Electronics                  9,000           275
   Promise                              5,800           487
   Renown                               8,000             9
   Rohm                                 5,500         1,715
   Sakura Bank                        193,000         1,427
   Sanden                              12,000            71
   Sankyo                              23,000           530
   Sanrio                               4,000           107
   Sanyo Electric                      93,000           687
   Secom                               11,000           745
   Sega Enterprises                     5,200            78
   Seino Transportation                15,000            68
   Seiyu                               16,000            65
   Sekisui Chemical                    35,000           120
   Sekisui House                       35,000           340
   Sharp                               53,000           954
   Shimachu                             3,400            57
   Shimamura                            2,700           282
   Shimano                              6,700           146
   Shimizu                             66,000           156
   Shin-Etsu Chemical                  21,000         1,029
   Shionogi                            16,000           254
   Shiseido                            19,000           261
   Shizuoka Bank                       36,000           340
   Skylark                              7,000           245
   SMC                                  3,300           578
   Snow Brand Milk Products            23,000           115
   Softbank                             5,800           888
   Softbank - New*                     10,000         1,499
   Sony                                42,600         3,854
   Sumitomo                            52,000           483
   Sumitomo Bank                      149,000         1,952
   Sumitomo Chemical                   83,000           401
   Sumitomo Electric                   44,000           641
   Sumitomo Marine & Fire Insurance    35,000           219
   Sumitomo Metal                     174,000           119
   Taisei                              79,000           108
   Taisho Pharmaceutical               17,000           519
   Taiyo Yuden                          6,000           455
   Takara Shuzo                        11,000           245

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



INTERNATIONAL EQUITY INDEX FUND--CONTINUED
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
JAPAN--CONTINUED
   Takashimaya                         17,000        $  153
   Takeda Chemical                     43,000         2,933
   Takefuji                             7,100           751
   Teijin                              53,000           221
   Terumo                              10,000           319
   Toa                                 10,000            11
   Tobu Railway                        54,000           144
   Toei                                10,000            66
   Toho                                 1,000           168
   Tohoku Electric Power               32,600           408
   Tokai Bank                         109,000           531
   Tokio Marine & Fire Insurance       87,000           949
   Tokyo Broadcasting System            8,000           297
   Tokyo Dome                          16,000            70
   Tokyo Electric Power                62,800         1,568
   Tokyo Electron                       8,000         1,091
   Tokyo Gas                          145,000           355
   Tokyo Tatemono                       7,000            13
   Tokyotokeiba                        30,000            37
   Tokyu                               56,000           246
   Toppan Printing                     35,000           371
   Toray                               87,000           331
   Toshiba                            155,000         1,496
   Tosho                               29,000           144
   Tostem                              11,000           181
   Toto                                24,700           166
   Toyo Information Systems             2,000           108
   Toyo Seikan Kaisha                  11,300           200
   Toyota Motor                       180,000         8,168
   Trans Cosmos                         1,100           160
   Ube Industries                      43,000            97
   Uni-Charm                            3,500           205
   UNY                                 11,000           136
   World                                3,150           125
   Yamaha                              12,000           109
   Yamaichi Securities                 15,000            --
   Yamanouchi Pharmaceutical           17,000           775
   Yamato Transport                    21,000           490
   Yokogawa Electric                   13,000           109
                                                   --------
                                                    117,089
                                                   --------
NETHERLANDS (2.7%)
   ABN Amro Holding                    28,288           650
   Aegon                               24,860           901
   Ahold                               11,892           338
   Akzo Nobel                           5,815           223
   ASM Lithography Holdings*            7,380           273
   Buhrmann                             1,884            58
   Elsevier                            11,463           108
   Getronics                            6,174           104
   Hagemeyer                            1,541            37
   Heineken                             5,659           292
   ING Groep                           18,120         1,089

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
NETHERLANDS--CONTINUED
   Koninklijke KPN                      8,825      $    801
   Philips Electronics                 25,264         1,133
   Royal Dutch Petroleum               39,837         2,466
   TNT Post Group                       8,445           205
   Unilever                            10,839           553
   Wolters Kluwer                       4,951           122
                                                   --------
                                                      9,353
                                                   --------
NEW ZEALAND (0.2%)
   Carter Holt Harvey                 189,600           153
   Telecom of New Zealand             128,900           453
                                                   --------
                                                        606
                                                   --------
NORWAY (0.8%)
   Bergesen, Cl A                       8,750           183
   Christiana Bank                     48,300           251
   Den Norske Bank                     81,300           292
   Kvaerner*                            7,100            83
   Merkantildata*                      14,600            94
   Norsk Hydro                         27,225         1,052
   Orkla, Cl A                         21,500           357
   Petroleum Geo Services*              8,800           158
   Schibsted                            7,200           141
   Tomra Systems                        8,200           174
   Uni Storebrand                      29,287           190
                                                   --------
                                                      2,975
                                                   --------
PORTUGAL (0.7%)
   Banco Comercial Portugues           75,035           371
   Banco Espirito Santo                 7,861           185
   BPI-SGPS                            37,962           126
   Brisa Auto Estradas                 19,938           147
   Cimpor Cimentos de Portugal         10,652           164
   Electricidade de Portugal           35,629           623
   Portugal Telecom                    61,814           678
   Sonae Investimentos                  4,376           192
                                                   --------
                                                      2,486
                                                   --------
SINGAPORE (0.5%)
   DBS Group Holdings                  38,467           384
   Overseas - Chinese Banking          36,350           205
   Singapore Airlines                  49,000           427
   Singapore Press Holdings            11,000           166
   Singapore Telecommunications       152,000           206
   United Overseas Bank                49,000           266
                                                   --------
                                                      1,654
                                                   --------
SPAIN (3.7%)
   Acerinox                             3,658           125
   ACS                                  4,343           119
   Aguas de Barcelona                  10,489           143
   Altadis                             18,619           274
   Autopistas CESA                     19,441           186

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
SPAIN--CONTINUED
   Banco Bilbao Vizcaya               146,965       $ 2,066
   Banco Santander Central Hispano    221,457         2,182
   Endesa                              56,206         1,171
   Financiera Alba                      4,655           117
   Fomento de Construcciones y
     Contratas                          7,248           163
   Gas Natural                         22,957           408
   Grupo Dragados                      15,311           114
   Iberdrola                           45,835           589
   Repsol                              63,594         1,363
   Sol Melia                           10,211           123
   Telefonica                         168,762         3,480
   Telepizza*                          10,883            63
   Union Electrica Fenosa              15,032           315
   Zardoya-Otis                        14,347           129
                                                   --------
                                                     13,130
                                                   --------
SWEDEN (2.3%)
   AstraZeneca                          3,817           161
   Atlas Copco, Ser A                   4,200            94
   Electrolux                           9,100           155
   Ericsson, Cl B                     202,000         4,125
   ForeningsSparbaken, Cl A            15,100           226
   Hennes & Mauritz, Cl B              22,400           569
   NetCom*                              2,500           178
   Nordic Baltic Holding               21,200           141
   OM Gruppen                           2,400            97
   Sandvik                              7,600           167
   Securitas, Cl B                      9,600           225
   Skandia Forsakrings                 26,700           687
   Skandinaviska Enskilda Banken       19,200           211
   Skanska, Cl B                        4,100           153
   Svenska Cellulosa, Cl B             11,900           240
   Svenska Handlesbanken, Cl A         18,100           257
   Swedish Match                       26,700            83
   Volvo, Cl B                          8,150           195
   WM-Data, Cl B                        9,500            72
                                                   --------
                                                      8,036
                                                   --------
SWITZERLAND (1.7%)
   ABB                                  3,483           434
   Adecco                                 200           159
   Credit Suisse Group                  2,830           530
   Holderbank Financiere Glarus           190           224
   Nestle                                 472           904
   Novartis, Registered                   744         1,102
   Roche Holdings, Bearer                  17           199
   Roche Holdings, Genusschein             74           784
   Swiss Re                               155           299
   Swisscom                               910           321
   UBS, Registered                      4,618           626
   Zurich Allied                          500           247
                                                   --------
                                                      5,829
                                                   --------

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
UNITED KINGDOM (8.5%)
   3I Group                            16,316         $ 310
   Abbey National                      15,265           204
   Allied Zurich                       20,122           226
   Amvescap                            12,522           165
   Arm Holdings*                       13,410           119
   AstraZeneca Group                   27,508         1,163
   BAE Systems                         72,176           454
   Barclays Bank                       24,277           633
   Bass                                23,059           253
   BG Group                            58,682           353
   BOG Group                           14,814           209
   Boots                               17,492           146
   BP Amoco                           382,338         3,491
   British American Tobacco            37,531           220
   British Sky Broadcasting            32,629           600
   British Telecommunications         101,301         1,473
   Cadbury Schweppes                   44,428           297
   Centrica                            77,479           281
   CGU                                 22,979           350
   Compass Group                        9,507           107
   Diageo                              62,732           538
   Dixons Group*                       28,205           134
   EMI Group                           25,845           221
   GKN                                 25,291           350
   GKN, Cl B*                          25,291             4
   Glaxo Wellcome                      57,540         1,632
   Granada Group                       40,310           359
   Great Universal Stores              22,837           142
   Halifax                             36,788           363
   Hanson                              26,996           192
   Hays                                27,333           154
   HSBC Holdings                      141,774         1,570
   Imperial Chemical                   21,428           172
   Invensys                           118,700           410
   J Sainsbury                         37,069           170
   Jefferson Smurfit Group             45,700            91
   Kingfisher                          30,179           280
   Legal & General Group               79,697           201
   Lloyds TSB Group                    90,236           980
   Logica                               6,763           182
   Marconi                             45,098           545
   Marks & Spencer                     73,299           274
   Misys                               11,686           101
   National Grid Holdings              14,929           115
   National Power                      35,430           195
   Ocean Group                          8,806           161
   Pearson                             10,281           311
   Prudential                          24,728           375
   Psion                                3,830            31
   Reed International                  19,002           126
   Rentokil Group                      51,181           115
   Reuters Group                       23,047           344

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



INTERNATIONAL EQUITY INDEX FUND--CONCLUDED
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
UNITED KINGDOM--CONTINUED
   Rio Tinto                           26,555      $    393
   Royal Bank of Scotland Group        43,452           717
   Sage Group                          21,355           208
   Scottish Power                      27,661           220
   SEMA Group                           6,173            86
   Smithkline Beecham                  90,671         1,162
   Tesco                              109,977           333
   Unilever                            54,746           362
   Vodafone AirTouch Group            977,249         4,472
   WPP Group                           13,385           163
                                                   --------
                                                     30,008
                                                   --------
Total Foreign Common Stocks
     (Cost $329,906)                                344,594
                                                   --------
FOREIGN PREFERRED STOCKS (0.7%)
AUSTRALIA (0.2%)
   News Corporation*                   62,656           604
                                                   --------
GERMANY (0.5%)
   RWE*                                 5,480           163
   SAP*                                 2,580         1,374
   Volkswagen*                          6,470           168
                                                   --------
                                                      1,705
                                                   --------
ITALY (0.0%)
   Fiat*                                7,200           117
                                                   --------
Total Foreign Preferred Stocks
     (Cost $2,692)                                    2,426
                                                   --------
FOREIGN RIGHTS (0.0%)
ITALY (0.0%)
   Banca Intesa*                      380,603             7
                                                   --------
SWEDEN (0.0%)
   Volvo*                                 815             5
                                                   --------
Total Foreign Rights
     (Cost $0)                                           12
                                                   --------
CASH EQUIVALENT (0.0%)
   HighMark Diversified
     Money Market Fund                  1,836             2
                                                   --------
Total Cash Equivalent
     (Cost $2)                                            2
                                                   --------
Total Investments (98.8%)
   (Cost $332,600)                                  347,034
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (1.2%)              4,235
                                                   --------


--------------------------------------------------------------------------------
                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 24,406,806 outstanding shares
   of beneficial interest                          $326,418
Fund shares of the Investor Shares (unlimited
   authorization  -- no par value)
   based on 330,602 outstanding shares
   of beneficial interest                             2,649
Fund shares of the Flex Shares (unlimited
   authorization -- no par value) based
   on 425,991 outstanding shares
   of beneficial interest                             5,655
Undistributed net investment income                     171
Accumulated net realized gain
   on investments                                     1,919
Net unrealized appreciation on investments           14,434
Net unrealized appreciation on foreign currency
   and translation of other assets and liabilities
   in foreign currency investments                       23
                                                   --------
Total Net Assets (100.0%)                          $351,269
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $13.97
                                                   ========
Net Asset Value, Offering Price and Redemption
   Price Per Share-- Investor Shares                 $13.80
                                                   ========
Maximum Offering Price Per Share--
   Investor Shares ($13.80 / 96.25%)                 $14.34
                                                   ========
Net Asset Value, Offering Price and Redemption
   Price Per Share-- Flex Shares (1)                 $13.74
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
At May 31, 2000, sector diversification of the Portfolio was as follows:

                                     % OF        VALUE
SECTOR DIVERSIFICATION            NET ASSETS     (000)
----------------------            ----------   --------
FOREIGN COMMON STOCK
Banking                               12.6%     $44,566
Electronics                            9.6       33,932
Telecommunications                     9.3       33,138
Telephone                              8.8       30,903
Automotive                             6.2       21,846
Insurance                              5.5       19,206
Oil & Gas                              5.3       18,565
Pharmaceuticals                        5.1       17,931
Food, Beverage, & Tobacco              4.5       15,672
Diversified Operations                 4.2       14,775
Financial Services                     2.6        9,069
Chemicals                              2.3        8,219
Computers                              2.3        8,076
Retail                                 2.1        7,514
Construction Materials                 2.0        7,086
Transportation                         1.7        6,029
Consumer Products                      1.2        4,245
Leisure                                1.2        4,169
Services                               1.2        4,118
Audio/Video                            1.1        3,854
Cosmetics & Toiletries                 1.0        3,556
Computer Software                      1.0        2,164
Metals                                 1.0        3,463
Real Estate                            0.7        2,532
News Media                             0.7        2,300
Manufacturing                          0.7        2,291
Paper Products                         0.6        2,152
Distribution                           0.6        2,120
Machinery                              0.5        1,900
Communications                         0.5        1,865
Airlines                               0.5        1,805
Publishing                             0.5        1,778
Television                             0.4        1,299
Medical Products                       0.3        1,106
Textiles                               0.2          781
Aerospace                              0.1          454
Agriculture                            0.0          115
                                  --------     --------
TOTAL FOREIGN
  COMMON STOCK                        98.1      344,594
TOTAL FOREIGN
  PREFERREED STOCK                     0.7        2,426
TOTAL FOREIGN RIGHTS                    --           12
CASH EQUIVALENT                         --            2
                                  --------     --------
TOTAL INVESTMENTS                     98.8      347,034
OTHER ASSETS AND
   LIABILITIES, NET                    1.2        4,235
                                  --------     --------
NET ASSETS                           100.0%    $351,269
                                  ========     ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 STI CLASSIC EQUITY FUNDS  MAY 31, 2000



LIFE VISION AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
EQUITY FUNDS (95.0%)
   STI Classic Capital Appreciation
     Fund, Trust Shares*              322,878       $ 5,528
   STI Classic Growth & Income
     Fund, Trust Shares               472,865         7,343
   STI Classic Small Cap Growth
     Stock Fund, Trust Shares*        131,408         2,405
   STI Classic Small Cap Value
     Equity Fund, Trust Shares        243,424         2,222
                                                    -------
Total Equity Funds
     (Cost $15,194)                                  17,498
                                                    -------
MONEY MARKET FUND (5.3%)
   STI Classic Prime Quality Money
     Market Fund, Trust Shares        973,766           974
                                                    -------
Total Money Market Fund
     (Cost $974)                                        974
                                                    -------
Total Investments (100.3%)
   (Cost $16,168)                                    18,472
                                                    -------
OTHER ASSETS AND LIABILITIES, NET (-0.3%)               (60)
                                                    -------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 1,586,214 outstanding shares
   of beneficial interest                            15,911
Undistributed net investment income                       4
Accumulated net realized gain
   on investments                                       193
Net unrealized appreciation on investments            2,304
                                                    -------
Total Net Assets (100.0%)                           $18,412
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $11.61
                                                    =======







    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

--------------------------------------------------------------------------------



LIFE VISION GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
EQUITY FUNDS (69.8%)
   STI Classic Capital Appreciation
     Fund, Trust Shares*              355,369       $ 6,084
   STI Classic Growth & Income
     Fund, Trust Shares               683,092        10,609
   STI Classic Small Cap Growth
     Stock Fund, Trust Shares*        133,505         2,443
   STI Classic Small Cap Value
     Equity Fund, Trust Shares        234,428         2,140
                                                    -------
Total Equity Funds
     (Cost $19,247)                                  21,276
                                                    -------
FIXED INCOME FUNDS (27.3%)
   STI Classic Investment Grade
     Bond Fund, Trust Shares          483,313         4,630
   STI Classic Short-Term Bond
     Fund, Trust Shares               158,979         1,534
   STI Classic U.S. Government
     Securities Fund, Trust Shares    218,356         2,153
                                                    -------
Total Fixed Income Funds
     (Cost $8,593)                                    8,317
                                                    -------
MONEY MARKET FUND (3.0%)
   STI Classic Prime Quality Money
     Market Fund, Trust Shares        908,970           909
                                                    -------
Total Money Market Fund
     (Cost $909)                                        909
                                                    -------
Total Investments (100.1%)
   (Cost $28,749)                                    30,502
                                                    -------
OTHER ASSETS AND LIABILITIES, NET (-0.1%)               (29)
                                                    -------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 2,902,964 outstanding shares
   of beneficial interest                            28,888
Undistributed net investment income                      88
Accumulated net realized loss
   on investments                                      (256)
Net unrealized appreciation on investments            1,753
                                                    -------
Total Net Assets (100.0%)                           $30,473
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $10.50
                                                    =======



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



LIFE VISION MODERATE GROWTH FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
EQUITY FUNDS (60.8%)
   STI Classic Capital Appreciation
     Fund, Trust Shares*              810,665       $13,879
   STI Classic Growth & Income
     Fund, Trust Shares             1,291,131        20,051
   STI Classic Small Cap Growth
     Stock Fund, Trust Shares*        266,480         4,877
   STI Classic Small Cap Value
     Equity Fund, Trust Shares        381,983         3,487
                                                    -------
Total Equity Funds
     (Cost $35,909)                                  42,294
                                                    -------
FIXED INCOME FUNDS (36.3%)
   STI Classic Investment Grade
     Bond Fund, Trust Shares        1,470,375        14,086
   STI Classic Short-Term Bond
     Fund, Trust Shares               435,287         4,200
   STI Classic U.S. Government
     Securities Fund, Trust Shares    711,754         7,018
                                                    -------
Total Fixed Income Funds
     (Cost $26,381)                                  25,304
                                                    -------
MONEY MARKET FUND (3.0%)
   STI Classic Prime Quality Money
     Market Fund, Trust Shares      2,074,655         2,075
                                                    -------
Total Money Market Fund
     (Cost $2,075)                                    2,075
                                                    -------
Total Investments (100.1%)
   (Cost $64,365)                                    69,673
                                                    -------
OTHER ASSETS AND LIABILITIES, NET (-0.1%)               (51)
                                                    -------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 6,562,141 outstanding shares
   of beneficial interest                            63,958
Undistributed net investment income                     339
Accumulated net realized gain
   on investments                                        17
Net unrealized appreciation on investments            5,308
                                                    -------
Total Net Assets (100.0%)                           $69,622
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $10.61
                                                    =======



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

--------------------------------------------------------------------------------



MID-CAP EQUITY FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (82.9%)
BASIC MATERIALS (4.8%)
   Georgia-Pacific Group               62,700      $  2,053
   Potash of Saskatchewan              73,100         4,231
   Stillwater Mining*                 176,500         4,953
                                                   --------
                                                     11,237
                                                   --------
CAPITAL GOODS (5.4%)
   ACT Manufacturing*                  91,300         2,876
   Antec*                              94,100         4,729
   Optimal Robotics*                   33,650         1,131
   Seachange International*           107,700         2,760
   Weatherford International*          30,600         1,318
                                                   --------
                                                     12,814
                                                   --------
COMMUNICATION SERVICES (4.6%)
   Commscope*                          29,500         1,139
   Harris                              50,700         1,550
   Western Wireless*                  169,700         8,114
   WinStar Communications*                669            19
                                                   --------
                                                     10,822
                                                   --------
CONSUMER CYCLICALS (8.8%)
   BJ's Wholesale Club*                66,700         2,068
   Men's Wearhouse*                   492,450         9,818
   Outback Steakhouse*                104,700         3,174
   Polaroid                           236,000         4,528
   SPX*                                12,200         1,285
                                                   --------
                                                     20,873
                                                   --------
CONSUMER STAPLES (6.7%)
   Bowater                             62,000         3,205
   Imax*                              410,100         8,920
   Nordstrom                           90,600         2,276
   Universal Foods                     79,300         1,368
                                                   --------
                                                     15,769
                                                   --------
ENERGY (17.2%)
   Apache                              86,300         5,254
   Barrett Resources*                 118,100         4,672
   BJ Services*                        17,900         1,282
   Bouygues Offshore                   81,400         1,913
   Burlington Resources                58,500         2,676
   Coflexip Stena Offshore             10,300           600
   Cooper Cameron*                     21,400         1,493
   Ensco International                 50,900         1,778
   Equitable Resources                 63,100         3,139
   Global Marine*                      64,000         1,812
   Grant Prideco*                      30,600           711
   Nabors Industries*                  38,600         1,660

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
ENERGY--CONTINUED
   Noble Drilling*                     20,300      $    881
   Precision Drilling*                215,400         8,293
   Smith International*                15,900         1,257
   Stone Energy*                       49,900         3,072
                                                   --------
                                                     40,493
                                                   --------
FINANCE (7.4%)
   Bank United                         74,000         2,655
   Colonial Bancgroup                  97,900           936
   Hibernia                           233,200         3,002
   North Fork Bancorporation          177,500         2,940
   Nova*                              144,030         4,231
   SouthTrust                         131,700         3,564
                                                   --------
                                                     17,328
                                                   --------
HEALTH CARE (10.5%)
   Forest Laboratories, Cl A*          31,400         2,779
   Health Management Associates,
     Cl A*                            371,800         4,392
   Jones Pharma                       196,300         7,153
   Mylan Laboratories                 192,200         5,153
   Renal Care Group*                  219,100         5,231
                                                   --------
                                                     24,708
                                                   --------
TECHNOLOGY (14.5%)
   Concurrent Computer*               338,900         2,881
   Cypress Semiconductor*              57,200         2,406
   Flextronics International*         114,400         6,228
   Integrated Device Technology*       46,700         2,215
   Jabil Circuit*                      30,800         1,124
   Sawtek*                            109,300         7,029
   Scientific-Atlanta                  38,900         2,193
   Symbol Technologies                 76,950         3,391
   Vitesse Semiconductor*              18,500           937
   Zoran*                             147,500         5,789
                                                   --------
                                                     34,193
                                                   --------
TRANSPORTATION (3.0%)
   CNF Transportation                 267,800         7,046
                                                   --------
Total Common Stocks
     (Cost $163,937)                                195,283
                                                   --------
PREFERRED STOCK (0.7%)
   WinStar Communications,
     CV to 24.2072 Shares              18,000         1,597
                                                   --------
Total Preferred Stock
     (Cost $1,751)                                    1,597
                                                   --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



MID-CAP EQUITY FUND--CONCLUDED
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (7.6%)
   Affymetrix,
     CV to 3.1153 Shares,
     Callable 02/20/2003 @ 100
     4.750%, 02/15/07                 $ 1,790       $ 1,222
   American Tower,
     CV to 19.4175 Shares,
     Callable 02/15/2003 @ 102.5
     5.000%, 02/15/10                     900           836
   Chiron,
     CV to 34.5900 Shares,
     Callable 08/04/2000 @ 97.48 (B)
     1.900%, 11/17/00                     815         1,123
   Human Genome Sciences,
     CV to 8.8888 Shares,
     Callable 02/06/2003 @ 100.5
     5.000%, 02/01/07                   1,415         1,364
   Human Genome Sciences,
     CV to 4.5662 Shares,
     Callable 03/21/2003 @ 101.88
     3.750%, 03/15/07                   2,220         1,404
   Millennium Pharmaceuticals,
     CV to 11.8848 Shares,
     Callable 01/15/2003 @ 103.14
     5.500%, 01/15/07                   1,240         1,435
   Sanmina,
     CV to 22.5561 Shares,
     Callable 05/06/2002 @ 101.7
     4.250%, 05/01/04                   1,750         2,723
   Sanmina,
     CV to 22.5561 Shares,
     Callable 05/06/2002 @ 101.8 (B)
     4.250%, 05/01/04                   1,825         2,840
   Sepracor,
     CV to 21.1110 Shares,
     Callable 02/18/2001 @ 103.57
     6.250%, 02/15/05                     395         1,622
   Sepracor,
     CV to 10.8249 Shares
     5.000%, 02/15/07                   2,675         3,237
                                                   --------
Total Convertible Bonds
     (Cost $15,833)                                  17,806
                                                   --------
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (11.5%)
   Deutsche Bank
     6.440%, dated 05/31/00, matures
     06/01/00, repurchase price
     $27,218,299 (collateralized by
     U.S. Treasury Note: total market
     value $27,758,590) (D)           $27,213      $ 27,213
                                                   --------
Total Repurchase Agreement
     (Cost $27,213)                                  27,213
                                                   --------
Total Investments (102.7%)
   (Cost $208,734)                                  241,899
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (-2.7%)            (6,253)
                                                   --------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 14,651,852 outstanding shares
   of beneficial interest                           144,841
Fund shares of the Investor Shares (unlimited
   authorization  -- no par value)
   based on 1,050,102 outstanding shares
   of beneficial interest                            10,632
Fund shares of the Flex Shares (unlimited
   authorization -- no par value) based
   on 1,093,101 outstanding shares
   of beneficial interest                            14,014
Accumulated net realized gain
   on investments                                    32,994
Net unrealized appreciation on investments           33,165
                                                   --------
Total Net Assets (100.0%)                          $235,646
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $14.10
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Investor Shares                $13.82
                                                   ========
Maximum Offering Price Per Share--
   Investor Shares ($13.82 / 96.25%)                 $14.36
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                $13.35
                                                   ========


(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

--------------------------------------------------------------------------------



SMALL CAP GROWTH STOCK FUND
--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.6%)
BASIC MATERIALS (3.7%)
   Bel Fuse, Cl A*                     55,000      $    983
   Bel Fuse, Cl B                      40,000           718
   Centex Construction Products        29,845           895
   Fairfield Communities*             120,000         1,013
   Florida Rock Industries             28,000         1,108
   Granite Construction                60,000         1,564
   Kaufman & Broad Home               100,000         1,731
   Maverick Tube*                     130,000         4,574
   NVR*                                20,000         1,100
   Simpson Manufacturing*              60,000         2,857
   Stillwater Mining*                  65,000         1,824
                                                   --------
                                                     18,367
                                                   --------
CAPITAL GOODS (12.7%)
   Ade*                                13,200           201
   A.O. Smith                          20,000           420
   Astec Industries*                  164,360         4,253
   Asyst Technologies*                 50,000         2,019
   Ball                                40,000         1,188
   Black Box*                          19,000         1,491
   Copart*                            150,000         2,662
   Craftmade International             25,000           125
   CTS                                 33,000         1,821
   Dycom Industries*                   92,000         4,456
   Elcor                               40,000           762
   Electroglas*                        50,000         1,325
   Gasonics International*             80,000         2,190
   Kent Electronics*                  100,000         2,775
   Kulicke & Soffa Industries*         45,000         2,264
   Manitowoc                          100,000         3,269
   Measurement Specialties*            55,000         1,402
   Mercury Computer Systems*          107,500         3,373
   Mobile Mini*                        90,000         1,901
   Mueller Industries*                110,000         3,231
   Nanometrics*                        39,300           943
   National-Oilwell*                  120,000         3,120
   Orbotech*                           30,000         2,535
   Photon Dynamics*                    45,000         2,714
   Stericycle*                         95,000         1,924
   Telcom Semiconductor*              153,000         3,787
   Trimble Navigation*                 12,800           566
   UNIFAB International*              282,533         2,013
   United Stationers*                 125,000         4,000
                                                   --------
                                                     62,730
                                                   --------
COMMUNICATION SERVICES (6.9%)
   Anaren Microwave*                   25,000         2,537
   Commscope*                         100,000         3,863
   Comtech Telecommunications*         45,000           568
   Corsair Communications*            105,000         2,376
   Ditech Communications*              45,000         3,690

--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
COMMUNICATION SERVICES--CONTINUED
   Gentner Communications*            170,000       $ 2,125
   Gilat Communications*               75,900         1,442
   InterVoice-Brite*                   90,000         1,282
   L-3 Communications*                 50,000         2,800
   Lightbridge*                       120,000         2,602
   Mastec*                             28,000         1,914
   Polycom*                            46,500         3,909
   Tollgrade Communications*           50,000         3,316
   Xeta Technologies*                  53,000         1,626
                                                   --------
                                                     34,050
                                                   --------
CONSUMER CYCLICALS (19.9%)
   American Management Systems*        50,000         1,872
   Barnes & Noble*                    140,000         2,651
   BJ's Wholesale Club*                92,000         2,852
   Brauns Fashions*                   155,000         3,468
   Brinker International*              50,000         1,416
   CEC Entertainment*                 101,000         2,323
   Chico's FAS*                       205,000         3,703
   Claire's Stores                     90,000         1,822
   Concord Camera*                    180,000         3,049
   Cost Plus*                         107,000         3,123
   Cutter & Buck*                      84,252           853
   EMCOR Group*                        95,000         2,096
   Fossil*                            162,000         3,260
   Gildan Activewear*                  75,000         2,475
   HOT Topic*                         130,400         3,325
   Insituform Technologies*           110,000         3,802
   Jack in the Box*                   135,630         3,365
   Jakks Pacific*                     130,000         1,885
   K-Swiss                             64,740           850
   La-Z-Boy                            78,200         1,256
   Linens 'N Things*                   95,000         2,523
   Men's Wearhouse*                    95,000         1,894
   Monaco Coach*                       74,293         1,068
   Neiman Marcus Group, Cl A*         116,000         3,045
   O'Charleys*                        112,000         1,561
   Pacific Sunwear of California*      70,000         1,124
   Petco Animal Supplies*             150,000         2,841
   Pulte                               50,000         1,109
   Quanta Services*                   105,000         5,145
   Rare Hospitality International*    146,000         3,997
   Salton*                            135,000         4,278
   Sonic*                              88,000         2,436
   Station Casinos*                   170,000         4,611
   Steven Madden*                     215,100         3,468
   Superior Industries International   90,000         2,514
   Toll Brothers*                      70,000         1,356
   Ultimate Electronics*               65,000         1,609
   Wabash National                     57,200           733
   Zale*                               95,000         3,610
                                                   --------
                                                     98,368
                                                   --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



SMALL CAP GROWTH STOCK FUND--CONCLUDED
--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES (0.7%)
   Canandaigua Brands*                 55,000      $  2,881
   Pope & Talbot                       24,400           453
                                                   --------
                                                      3,334
                                                   --------
ENERGY (9.5%)
   Cal Dive International*             60,000         2,764
   Carbo Ceramics                      57,000         1,781
   Core Laboratories*                 147,000         3,822
   Eagle Geophysical*                   1,285            --
   Global Industries*                 420,000         7,403
   Marine Drilling*                    15,000           431
   Newfield Exploration*               93,000         3,894
   Newport                              5,000           853
   Newpark Resources*                  43,400           363
   Patterson Energy*                  150,000         3,619
   Quicksilver Resources*              40,000           255
   Rowan*                             116,000         3,603
   Shaw Group                         145,000         6,326
   Stone Energy*                       35,000         2,155
   Triton Energy*                      80,000         2,670
   Veritas DGC*                        95,000         2,624
   Vintage Petroleum                  185,000         4,394
                                                   --------
                                                     46,957
                                                   --------
FINANCE (9.9%)
   CCB Financial                       45,388         2,088
   City National                       85,000         3,315
   Cullen/Frost Bankers                70,237         1,861
   Dime Community Bancshares           20,000           326
   Doral Financial                    250,000         2,781
   Gainsco                            130,000           683
   GBC Bancorp                         93,500         2,671
   Greater Bay Bancorp                 68,000         3,107
   In Focus Systems*                  150,000         4,191
   Kemet*                              53,000         3,561
   Metris                             105,000         3,885
   Nova*                               90,000         2,644
   OceanFirst Financial                87,000         1,474
   Radian Group                        84,999         4,675
   Rainbow Technologies*               80,000         2,550
   Rogers*                             96,000         2,970
   Southwest Securities Group          75,500         2,190
   Texas Regional Bancshares           35,000           943
   Triad Guaranty*                     96,338         1,782
   Trustmark                           52,760         1,039
                                                   --------
                                                     48,736
                                                   --------
HEALTH CARE (13.2%)
   Andrx*                              68,000         4,055
   Arthrocare*                         41,000         3,495
   Barr Laboratories*                  77,000         4,168
   Candela*                           142,500         1,442
   Cryolife*                          210,000         3,609


--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
HEALTH CARE--CONTINUED
   Cytyc*                              80,000       $ 4,015
   Datascope                           40,000         1,505
   Elan*                               73,150         2,912
   Ivax*                              140,000         5,268
   Jones Pharma                        90,000         3,279
   Meade Instruments*                  55,000         2,740
   MedQuist*                          105,000         4,344
   Mid Atlantic Medical Services*      63,800           789
   North American Scientific*         152,500         2,573
   Noven Pharmaceuticals*             210,200         3,915
   Oxford Health Plans*               120,000         2,550
   Pharmacopeia*                       99,700         2,168
   PolyMedica*                        136,600         3,637
   Priority Healthcare*                80,000         4,080
   Resmed*                             85,000         2,040
   Twinlab*                            37,000           264
   Zoll Medical*                       50,000         2,500
                                                   --------
                                                     65,348
                                                   --------
SERVICES (3.4%)
   F5 Networks*                        50,000         1,613
   Filenet*                           150,000         3,150
   Harbinger*                          61,417           917
   Herley Industries*                  65,000         1,044
   Informix*                           80,000           580
   Opus360*                               850             4
   Orthodontic Centers of America*     49,849         1,143
   Pfsweb*                             40,000           235
   Prepaid Legal Services*            100,000         3,019
   Profit Recovery Group
     International*                   191,000         3,462
   Quest Education*                   125,000         1,188
   SCB Computer Technology*           640,000           680
                                                   --------
                                                     17,035
                                                   --------
TECHNOLOGY (16.2%)
   Actel*                              87,000         2,534
   Advanced Digital Information*      230,000         2,933
   Alliance Semiconductor*            185,000         4,590
   Alpha Industries*                   50,000         2,303
   Anixter International*             100,000         2,825
   Barra*                              72,500         3,195
   C-COR.net*                         120,400         2,649
   Cybex Computer Products*           148,500         4,975
   Dallas Semiconductor                60,000         2,400
   Insight Enterprises*                91,000         4,129
   International Rectifier*            50,000         2,063
   Lattice Semiconductor*              35,000         2,076
   Micros Systems*                     37,730         1,193
   Performance Technologies*          141,000         1,428
   Pericom Semiconductor*              40,000         1,625

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
TECHNOLOGY--CONTINUED
   Plexus*                             20,000       $ 1,670
   Power-One*                          20,000         1,753
   Progress Software*                 200,800         3,037
   Semtech*                            40,000         2,230
   Sensormatic Electronics*           180,000         2,824
   Silicon Valley Bancshares*          80,000         2,625
   SonicWall*                          37,000         2,229
   Sunquest Information Systems*       74,000           539
   Sybase*                            218,000         4,156
   Technitrol                          60,000         4,140
   Tecnomatix Technologies*            45,000         1,215
   Three-Five Systems*                 60,000         3,765
   Unify*                             175,000         2,352
   Xircom*                             62,000         2,558
   Zebra Technologies*                 40,000         1,920
   Zomax*                             136,000         2,423
                                                   --------
                                                     80,354
                                                   --------
TRANSPORTATION (2.5%)
   American Freightways*              205,000         3,049
   Atlas Air*                          67,500         2,185
   Forward Air*                       120,000         3,825
   Frontier Airlines*                  90,000         1,187
   Skywest                             53,000         2,021
                                                   --------
                                                     12,267
                                                   --------
Total Common Stocks
     (Cost $394,911)                                487,546
                                                   --------
RIGHTS (0.0%)
   Elan*                              190,000            95
                                                   --------
Total Rights
     (Cost $0)                                           95
                                                   --------
WARRANTS (0.0%)
   Per-Se Technologies*,
     Expires 07/08/03                   3,664            --
                                                   --------
Total Warrants
     (Cost $0)                                           --
                                                   --------
REPURCHASE AGREEMENT (0.2%)
   Morgan Stanley Dean Witter
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $1,059,291 (collateralized by
     FHLMC obligation: total market
     value $1,181,109) (D)             $1,059         1,059
                                                   --------
Total Repurchase Agreement
     (Cost $1,059)                                    1,059
                                                   --------
Total Investments (98.8%)
   (Cost $395,970)                                  488,700
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (1.2%)              5,871
                                                   --------

--------------------------------------------------------------------------------
                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 23,597,985 outstanding shares
   of beneficial interest                          $336,399
Fund shares of the Investor Shares (unlimited
   authorization  -- no par value)
   based on 2,172,221 outstanding shares
   of beneficial interest                            33,089
Fund shares of the Flex Shares (unlimited
   authorization -- no par value) based
   on 1,286,349 outstanding shares
   of beneficial interest                            21,473
Accumulated net realized gain
   on investments                                    10,880
Net unrealized appreciation on investments           92,730
                                                   --------
Total Net Assets (100.0%)                          $494,571
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $18.30
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Investor Shares                 $18.27
                                                   ========
Maximum Offering Price Per Share--
   Investor Shares ($18.27 / 96.25%)                 $18.98
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Flex Shares (1)                 $18.00
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



SMALL CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.6%)
BASIC MATERIALS (16.0%)
   Carpenter Technology               239,200      $  4,949
   Lilly Industries, Cl A             741,000        10,698
   Pennzoil-Quaker State              598,600         6,585
   Quixote                            295,600         4,212
   Texas Industries                   251,700         7,221
   Wausau-Mosinee Paper               171,500         1,586
                                                   --------
                                                     35,251
                                                   --------
CAPITAL GOODS (19.0%)
   ABM Industries                     126,300         2,929
   American Woodmark                  123,400         2,329
   A.O. Smith                         150,500         3,161
   BHA Group Holdings                 174,200         1,742
   Fedders, Cl A                      233,000         1,311
   Fedders, Cl B                       62,100           377
   Gerber Scientific                  227,600         2,731
   Interface                        2,085,400         8,993
   Kaman                              238,300         2,383
   Lennox International               262,789         3,088
   Lindberg                           247,800         1,921
   LSI Industries                     229,000         3,893
   Milacron                            79,200         1,252
   Pep Boys                           429,800         3,062
   Precision Castparts                 25,300         1,233
   York Group*                        370,600         1,297
                                                   --------
                                                     41,702
                                                   --------
CONSUMER CYCLICALS (22.6%)
   Bowne                              185,600         1,868
   Bush Industries                    248,400         4,238
   CBRL Group                         290,300         4,209
   Chemed                              98,000         2,971
   Federal Signal                     162,800         3,144
   Grey Advertising                     7,300         3,435
   Harman International Industries    214,200        12,397
   Midas                               92,200         2,392
   Phillips-Van Heusen                405,100         3,519
   Polaroid                           560,700        10,758
   Stride Rite                        145,200           953
                                                   --------
                                                     49,884
                                                   --------
CONSUMER STAPLES (16.2%)
   Ingles Markets                     249,700         2,450
   J.M. Smucker                       227,800         3,830
   Pittston Brink's Group             819,100        12,440
   Standard Register                  135,600         1,839
   Universal Foods                    650,100        11,214
   Wolverine World Wide               348,800         3,924
                                                   --------
                                                     35,697
                                                   --------

--------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
ENERGY (1.8%)
   Fletcher Challenge Energy ADR      152,900      $  4,052
                                                   --------
FINANCE (9.7%)
   Annuity and Life Re                 76,900         1,855
   Downey Financial                    56,200         1,672
   Klamath First Bancorp              203,600         2,265
   PXRE Group Limited                 161,100         2,396
   Scottish Annuity & Life Holdings   286,500         2,256
   Seacoast Banking of Florida         86,500         2,249
   Student Loan                        56,900         2,173
   Washington Federal                 109,300         2,234
   West Coast Bancorp                 174,730         1,900
   Westerfed Financial                164,200         2,319
                                                   --------
                                                     21,319
                                                   --------
HEALTH CARE (5.2%)
   Interim Services*                  301,120         6,060
   Mentor                             167,100         4,010
   Vital Signs                         69,600         1,470
                                                   --------
                                                     11,540
                                                   --------
TECHNOLOGY (0.4%)
   Pioneer Standard Electronics        74,400           893
                                                   --------
TRANSPORTATION (4.7%)
   Knightsbridge Tankers               94,000         1,774
   Sea Containers                     393,700         8,637
                                                   --------
                                                     10,411
                                                   --------
UTILITIES (4.0%)
   Midcoast Energy Resources          151,500         2,424
   NUI                                153,500         4,298
   UGI                                 99,800         2,208
                                                   --------
                                                      8,930
                                                   --------
Total Common Stocks
     (Cost $256,011)                                219,679
                                                   --------
REPURCHASE AGREEMENT (0.4%)
   Morgan Stanley Dean Witter
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $989,921 (collateralized by a
     FHLMC obligation: market
     value $1,009,682)                 $  990           990
                                                   --------
Total Repurchase Agreement
     (Cost $990)                                        990
                                                   --------
Total Investments (100.0%)
   (Cost $257,001)                                  220,669
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (0.0%)                  1
                                                   --------
62

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 23,220,959 outstanding shares
   of beneficial interest                          $289,178
Fund shares of the Flex Shares (unlimited
   authorization -- no par value) based
   on 945,026 outstanding shares
   of beneficial interest                            19,159
Undistributed net investment income                     832
Accumulated net realized loss
   on investments                                   (52,167)
Net unrealized depreciation on investments          (36,332)
                                                   --------
Total Net Assets (100.0%)                          $220,670
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                     $9.13
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share--Flex Shares (1)                   $9.10
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



TAX SENSITIVE GROWTH STOCK FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.1%)
BASIC MATERIALS (2.1%)
   Alcoa                              188,955    $   11,042
   E.I. Du Pont de Nemours            211,782        10,377
                                                 ----------
                                                     21,419
                                                 ----------
CAPITAL GOODS (11.3%)
   Agilent Technologies*               50,000         3,681
   Applied Materials*                 118,855         9,924
   Caterpillar                        290,970        11,130
   General Electric                   604,344        31,804
   Honeywell International            233,038        12,744
   JDS Uniphase*                      150,263        13,223
   Minnesota Mining &
     Manufacturing                    137,566        11,796
   Tyco International                 125,102         5,888
   United Technologies                208,080        12,576
                                                 ----------
                                                    112,766
                                                 ----------
COMMUNICATION SERVICES (11.5%)
   America Online*                    190,167        10,079
   AT&T                               338,896        11,755
   AT&T Wireless Group*                19,000           543
   Bell Atlantic                       83,305         4,405
   Bellsouth                          102,443         4,783
   GTE                                150,716         9,533
   Lucent Technologies                148,785         8,537
   Network Appliance*                 214,059        13,820
   Nortel Networks                    348,410        18,923
   Qualcomm*                          134,177         8,906
   SBC Communications                 127,743         5,581
   Sprint (FON Group)                 143,789         8,699
   Yahoo*                              84,069         9,505
                                                 ----------
                                                    115,069
                                                 ----------
CONSUMER CYCLICALS (7.2%)
   Dollar General                     561,977         9,835
   Ford Motor                         114,688         5,569
   Gap                                352,802        12,370
   General Motors                      71,458         5,047
   Home Depot                         282,813        13,805
   Wal-Mart Stores                    355,881        20,508
   Walt Disney                        115,936         4,891
                                                 ----------
                                                     72,025
                                                 ----------
CONSUMER STAPLES (6.5%)
   Coca-Cola                          238,246        12,716
   Gillette                           163,579         5,459
   McDonald's                         139,670         5,002
   Paychex                            416,427        14,575
   Pepsico                            228,539         9,299
   Philip Morris                      364,774         9,530
   Walgreen                           311,339         8,834
                                                 ----------
                                                     65,415
                                                 ----------

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
ENERGY (6.3%)
   Chevron                             95,632    $    8,840
   Exxon Mobil                        311,809        25,978
   Halliburton                        229,120        11,685
   Royal Dutch Petroleum ADR          109,975         6,867
   Schlumberger                       125,814         9,255
                                                 ----------
                                                     62,625
                                                 ----------
FINANCE (15.5%)
   American Express                   351,180        18,898
   American International Group       171,518        19,306
   Bank of America                    112,371         6,244
   Charles Schwab                     665,770        19,141
   Chase Manhattan                    167,034        12,475
   Citigroup                          278,210        17,301
   Fannie Mae                         247,521        14,882
   Household International            349,495        16,426
   JP Morgan                          128,441        16,537
   Wells Fargo                        308,269        13,949
                                                 ----------
                                                    155,159
                                                 ----------
HEALTH CARE (12.0%)
   Abbott Laboratories                127,294         5,179
   American Home Products             127,640         6,877
   Bristol-Myers Squibb                92,495         5,093
   Eli Lilly                           85,028         6,473
   Johnson & Johnson                  125,866        11,265
   Medtronic                          221,963        11,459
   Merck                              274,572        20,490
   Pfizer                             621,610        27,700
   Schering-Plough                    121,383         5,872
   Warner-Lambert                     159,703        19,504
                                                 ----------
                                                    119,912
                                                 ----------
TECHNOLOGY (24.7%)
   Brocade Communications System*      61,826         7,292
   Cisco Systems*                     486,910        27,723
   Computer Associates
     International                    222,214        11,444
   Dell Computer*                     428,983        18,500
   EMC*                               187,360        21,792
   Hewlett-Packard                     96,174        11,553
   Intel                              287,967        35,906
   International Business Machines    164,885        17,694
   Linear Technology                  306,527        18,104
   Microsoft*                         363,773        22,759
   Oracle*                            234,509        16,855
   Sun Microsystems*                  278,596        21,347
   Texas Instruments                  229,618        16,590
                                                 ----------
                                                    247,559
                                                 ----------
Total Common Stocks
     (Cost $853,573)                                971,949
                                                 ----------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                        FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.7%)
   JP Morgan
     6.405%, dated 05/31/00, matures
     06/01/00, repurchase price
     $26,536,754 (collateralized by
     various FNMA and FHLMC
     obligations: total market
     value $27,103,742) (D)           $26,532    $   26,532
                                                 ----------
Total Repurchase Agreement
     (Cost $26,532)                                  26,532
                                                 ----------
Total Investments (99.8%)
   (Cost $880,105)                                  998,481
                                                 ----------
OTHER ASSETS AND LIABILITIES, NET (0.2%)              2,293
                                                 ----------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 21,456,690 outstanding shares
   of beneficial interest                           620,079
Fund shares of the Flex Shares (unlimited
   authorization -- no par value) based
   on 8,900,491 outstanding shares
   of beneficial interest                           281,995
Accumulated net investment loss                        (876)
Accumulated net realized loss
   on investments                                   (18,800)
Net unrealized appreciation on investments          118,376
                                                 ----------
Total Net Assets (100.0%)                        $1,000,774
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $33.10
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share-- Flex Shares (1)                 $32.65
                                                 ==========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (89.7%)
BASIC MATERIALS (4.3%)
   Allegheny Technologies             264,750    $    5,973
   Boise Cascade                      413,600        12,046
   Fort James                         422,300         9,555
   Northrop Grumman                    65,300         5,004
   Rohm & Haas                        441,500        15,066
                                                 ----------
                                                     47,644
                                                 ----------
CAPITAL GOODS (22.7%)
   Cooper Industries                  591,100        19,802
   Emerson Electric                   758,300        44,740
   Fortune Brands                     572,600        15,245
   General Dynamics                   361,000        21,322
   Honeywell International            814,800        44,559
   Hubbell, Cl B                      601,000        15,851
   Ingersoll-Rand                     254,900        11,614
   International Flavors &
     Fragrances                       419,400        14,260
   Minnesota Mining &
     Manufacturing                    199,300        17,090
   National Service Industries        471,400        10,253
   Pall                               271,400         5,699
   Sonoco Products                    609,830        13,454
   Stanley Works                      283,400         7,616
   Thomas & Betts                      89,800         2,548
   W.W. Grainger                      190,300         7,600
                                                 ----------
                                                    251,653
                                                 ----------
COMMUNICATION SERVICES (10.1%)
   Alltel                             178,700        11,694
   AT&T                               297,300        10,313
   CenturyTel                         212,300         5,732
   GTE                                480,300        30,379
   Harris                             286,800         8,765
   SBC Communications                 729,600        31,874
   Sprint (FON Group)                 215,500        13,038
                                                 ----------
                                                    111,795
                                                 ----------
CONSUMER CYCLICALS (8.7%)
   Albertson's                        631,700        23,136
   Dana                               259,400         6,696
   Ford Motor                         217,925        10,583
   Genuine Parts                      328,700         7,848
   H & R Block                        287,300         8,870
   Masco                            1,212,400        23,869
   J.C. Penney                        252,100         4,569
   Rockwell International             271,900        11,148
                                                 ----------
                                                     96,719
                                                 ----------
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES (9.1%)
   Bestfoods                          361,500    $   23,317
   Conagra                            637,300        14,698
   Flowers Industries                 356,900         6,446
   H.J. Heinz                         280,800        11,004
   Kimberly-Clark                     459,500        27,800
   Pitney Bowes                       288,600        12,554
   Ryder System                       307,100         5,892
                                                 ----------
                                                    101,711
                                                 ----------
ENERGY (9.8%)
   Coastal                            267,900        16,442
   Conoco                           1,412,484        40,256
   Exxon Mobil                        218,600        18,212
   Texaco                             391,800        22,504
   Unocal                             285,000        10,955
                                                 ----------
                                                    108,369
                                                 ----------
FINANCE (17.5%)
   Allstate                           753,300        19,962
   American Financial Group           139,900         3,908
   American General                   214,000        13,709
   AmSouth Bancorporation             950,468        17,168
   Bank of America                    323,900        17,997
   Chase Manhattan                    115,550         8,630
   Chubb                              195,000        13,650
   Fleet Boston Financial             624,147        23,601
   KeyCorp                            367,700         7,722
   Paine Webber Group                 180,200         8,098
   PNC Financial Services Group       496,200        24,996
   Reliastar Financial                162,900         8,389
   Summit Bancorp                     601,500        17,256
   Torchmark                          347,200         9,439
                                                 ----------
                                                    194,525
                                                 ----------
HEALTH CARE (4.2%)
   Baxter International               532,700        35,425
   Pharmacia                          212,594        11,042
                                                 ----------
                                                     46,467
                                                 ----------
TECHNOLOGY (1.8%)
   International Business Machines    104,700        11,236
   Scana                              352,617         9,124
                                                 ----------
                                                     20,360
                                                 ----------
UTILITIES (1.5%)
   GPU                                282,400         7,978
   Questar                            447,000         9,080
                                                 ----------
                                                     17,058
                                                 ----------
Total Common Stocks
     (Cost $1,006,261)                              996,301
                                                 ----------
66

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (10.1%)
   Deutsche Bank
     6.440%, dated 05/31/00, matures
     06/01/00, repurchase price
     $56,987,201 (collateralized by
     FHLMC obligation: total market
     value $58,116,549) (D)           $56,977     $  56,977
   Greenwich Capital
     5.670%, dated 05/31/00, matures
     06/01/00, repurchase price
     $55,504,760 (collateralized by
     various GNMA obligations: total
     market value $56,606,827) (D)     55,495        55,495
                                                 ----------
Total Repurchase Agreements
     (Cost $112,472)                                112,472
                                                 ----------
Total Investments (99.8%)
   (Cost $1,118,733)                              1,108,773
                                                 ----------
OTHER ASSETS AND LIABILITIES, NET (0.2%)              1,765
                                                 ----------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 88,766,289 outstanding shares
   of beneficial interest                         1,036,615
Fund shares of the Investor Shares (unlimited
   authorization  -- no par value)
   based on 10,066,266 outstanding shares
   of beneficial interest                           121,924
Fund shares of the Flex Shares (unlimited
   authorization -- no par value) based
   on 8,255,429 outstanding shares
   of beneficial interest                           127,712
Undistributed net investment income                   4,316
Accumulated net realized loss
   on investments                                  (170,069)
Net unrealized depreciation on investments           (9,960)
                                                 ----------
Total Net Assets (100.0%)                        $1,110,538
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $10.38
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share-- Investor Shares                 $10.35
                                                 ==========
Maximum Offering Price Per Share--
   Investor Shares ($10.35 / 96.25%)                 $10.75
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share-- Flex Shares (1)                 $10.24
                                                 ==========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

--------------------------------------------------------------------------------



                          KEY TO ABBREVIATIONS USED IN
                         THE STATEMENT OF NET ASSETS AND
                             SCHEDULE OF INVESTMENTS

ADR        American Depository Receipt
Cl         Class
CV         Convertible Security
FHLMC      Federal Home Loan Mortgage Corporation
FNMA       Federal National Mortgage Association
GNMA       Government National Mortgage Association
MTN        Medium Term Note
RNC        Risparmio Non-Convertible
Ser        Series
*          Non-income  producing security
(A)        Zero Coupon Bond
(B)        Private Placement Security
(C) Adjustable rate security. The rate reported on the Statement of Net Assets is the rate in effect on May 31, 2000.
(D)        Tri-Party Repurchase Agreement
(GB)       Great British Pound

Amounts designated as "--" are either $0 or have been rounded to $0.

STATEMENTS OF ASSETS AND LIABILITIES (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE PERIOD ENDED MAY 31, 2000

                                                                                         ------------   -------------
                                                                                          E-COMMERCE    INTERNATIONAL
                                                                                          OPPORTUNITY      EQUITY
                                                                                             FUND           FUND
                                                                                          -----------   -------------
Assets:
   Investments at Market Value (Cost $125,976 and $294,340, respectively) ................  $122,538      $300,644
   Cash ..................................................................................        --        17,640
   Foreign Currency (Cost $--and $14,861, respectively) ..................................        --        15,507
   Accrued Income ........................................................................        49         2,354
   Receivable for Investment Securities Sold .............................................    16,334        12,667
   Receivable for Foreign Currency Contracts ............................................         --         2,688
   Receivable for Portfolio Shares Purchased .............................................       364            44
   Other Assets ..........................................................................         3            18
                                                                                            --------      --------
   Total Assets ..........................................................................   139,288       351,562
                                                                                            --------      --------
Liabilities:
   Payable for Investment Securities Purchased ...........................................    12,187        27,447
   Payable for Foreign Currency Contracts ................................................        --         2,688
   Payable for Portfolio Shares Redeemed .................................................       188            87
   Unrealized Foreign Exchange Loss ......................................................        --           223
   Accrued Expenses ......................................................................       186           641
   Other Liabilities .....................................................................       101            23
                                                                                            --------      --------
   Total Liabilities .....................................................................    12,662        31,109
                                                                                            --------      --------
   Total Net Assets ......................................................................  $126,626      $320,453
                                                                                            ========      ========
Net Assets:
   Fund shares of the Trust  Shares  (unlimited  authorization  -- no par value)
     based on 6,706,451 and 23,811,370, respectively, outstanding
     shares of beneficial interest .......................................................  $114,096      $278,001
   Fund shares of the Investor Shares (unlimited authorization-- no par value)
     based on 838,701 outstanding shares of beneficial interest ..........................        --         9,925
   Fund shares of the Flex Shares (unlimited authorization -- no par value) based
     on 1,277,762 and 903,013, respectively, outstanding shares of beneficial interest ...    24,769        13,186
   Distributions in excess of net investment income ......................................        --        (3,841)
   Accumulated net realized gain (loss) on investments ...................................    (8,801)       16,424
   Net unrealized appreciation (depreciation) on investments .............................    (3,438)        6,304
   Net unrealized appreciation on foreign currency and translation of other assets
     and liabilities in foreign currency investments .....................................        --           454
                                                                                            --------      --------
   Total Net Assets ......................................................................  $126,626      $320,453
                                                                                            ========      ========
Net Asset Value, Offering and Redemption Price Per Share -- Trust Shares .................    $15.87        $12.56
                                                                                            ========      ========
Net Asset Value, Offering and Redemption Price Per Share -- Investor Shares ..............        --        $12.47
                                                                                            ========      ========
Maximum Offering Price Per Share -- Investor Shares ($12.47 / 96.25%) ....................        --        $12.96
                                                                                            ========      ========
Net Asset Value, Offering and Redemption Price Per Share -- Flex Shares (1) ..............    $15.81        $12.06
                                                                                            ========      ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

Amounts designated as "--" are either $0 or round to $0.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE PERIOD ENDED MAY 31, 2000


                                                                                           CAPITAL           CORE        E-COMMERCE
                                                                           BALANCED     APPRECIATION        EQUITY       OPPORTUNITY
                                                                             FUND           FUND             FUND           FUND
                                                                          ----------    ------------      ----------     -----------
                                                                           06/01/99-      06/01/99-       09/30/99*-      09/30/99*-
                                                                           05/31/00       05/31/00         05/31/00       05/31/00
                                                                          ----------    ------------      ----------     -----------
Income:
   Interest Income ....................................................     $ 9,029        $ 6,998        $    154          $ 248
   Dividend Income ....................................................       1,992         19,043             597             72
   Less: Foreign Taxes Withheld .......................................          --             --              --             --
                                                                            -------       --------         -------       --------
   Total Income .......................................................      11,021         26,041             751            320
                                                                            -------       --------         -------       --------
Expenses:
   Investment Advisory Fees ...........................................       3,114         23,701             920            538
   Less: Investment Advisory Fees Waived ..............................        (335)        (1,750)            (63)           (69)
   Administrator Fees .................................................         232          1,458              59             35
   Transfer Agent Fees -- Trust Shares ................................          19             18              11             11
   Transfer Agent Fees -- Investor Shares .............................          21             93              --             --
   Transfer Agent Fees -- Flex Shares .................................          90            203               5              8
   Transfer Agent Out of Pocket Expenses ..............................          23            142               6              3
   Printing Fees ......................................................          21            104               7              4
   Custody Fees .......................................................          19            102               3              2
   Professional Fees ..................................................          24            132               6              4
   Trustee Fees .......................................................           3             16               1              1
   Registration Fees ..................................................          46            135              18             17
   Distribution Fees -- Investor Shares ...............................          36          1,984              --             --
   Less: Distribution Fees Waived -- Investor Shares ..................         (17)          (298)             --             --
   Distribution Fees -- Flex Shares ...................................         765          1,528              11             52
   Less: Distribution Fees Waived -- Flex Shares ......................         (38)           (45)             (3)            (1)
   Insurance and Other Fees ...........................................          17             78              35             38
                                                                            -------       --------         -------       --------
   Total Expenses .....................................................       4,040         27,601           1,016            643
                                                                            -------       --------         -------       --------
   Net Investment Income (Loss) .......................................       6,981         (1,560)           (265)          (323)
                                                                            -------       --------         -------       --------
Net Realized and Unrealized Gain (Loss) on Investments:
   Capital Gain Received from Investments .............................          --             --              --             --
   Net Realized Gain (Loss) on Securities Sold ........................       5,831        240,075             386         (8,801)
   Net Realized Loss on Foreign Currency Transactions .................          --             --              --             --
   Net Change in Unrealized Appreciation on Foreign Currency and ......
     Translation of Other Assets and Liabilities in Foreign Currency ..          --             --              --             --
   Net Change in Unrealized Appreciation (Depreciation) on Investments          755        (89,037)         11,612         (3,438)
                                                                            -------       --------         -------       --------
   Total Net Realized and Unrealized Gain (Loss) on Investments .......       6,586        151,038          11,998        (12,239)
                                                                            -------       --------         -------       --------
   Net Increase (Decrease) in Net Assets from Operations ..............     $13,567       $149,478         $11,733       $(12,562)
                                                                            =======       ========         =======       ========



                                                                        GROWTH AND   INTERNATIONAL  INTERNATIONAL    LIFE VISION
                                                                          INCOME        EQUITY         EQUITY      AGGRESSIVE GROWTH
                                                                           FUND          FUND        INDEX FUND          FUND
                                                                          ---------  -------------  -------------  -----------------
                                                                          06/01/99-    06/01/99-      06/01/99-        06/01/99-
                                                                          05/31/00     05/31/00       05/31/00         05/31/00
                                                                          ---------  -------------  -------------  -----------------
Income:
   Interest Income ....................................................   $ 1,155       $  943          $ 396            $  --
   Dividend Income ....................................................    13,185       10,625          3,141              133
   Less: Foreign Taxes Withheld .......................................        --         (692)          (289)              --
                                                                          -------      -------         ------           ------
   Total Income .......................................................    14,340       10,876          3,248              133
                                                                          -------      -------         ------           ------
Expenses:
   Investment Advisory Fees ...........................................     7,270        6,551          1,549               42
   Less: Investment Advisory Fees Waived ..............................        (1)         (18)          (190)             (31)
   Administrator Fees .................................................       572          371            122               13
   Transfer Agent Fees -- Trust Shares ................................        10           18             15               16
   Transfer Agent Fees -- Investor Shares .............................        40           20             14               --
   Transfer Agent Fees -- Flex Shares .................................        68           40             14               --
   Transfer Agent Out of Pocket Expenses ..............................        53           47              7                1
   Printing Fees ......................................................        43            6             10                1
   Custody Fees .......................................................        33          659            245                1
   Professional Fees ..................................................        75           39             15                2
   Trustee Fees .......................................................         2            5              1               --
   Registration Fees ..................................................        26           29             51                1
   Distribution Fees -- Investor Shares ...............................       100           41             19               --
   Less: Distribution Fees Waived -- Investor Shares ..................       (50)         (13)           (12)              --
   Distribution Fees -- Flex Shares ...................................       497          146             32               --
   Less: Distribution Fees Waived -- Flex Shares ......................      (126)         (28)           (12)              --
   Insurance and Other Fees ...........................................        81           27             22               --
                                                                          -------      -------         ------           ------
   Total Expenses .....................................................     8,693        7,940          1,902               46
                                                                          -------      -------         ------           ------
   Net Investment Income (Loss) .......................................     5,647        2,936          1,346               87
                                                                          -------      -------         ------           ------
Net Realized and Unrealized Gain (Loss) on Investments:
   Capital Gain Received from Investments .............................        --           --             --              780
   Net Realized Gain (Loss) on Securities Sold ........................    28,329       76,552          2,725              158
   Net Realized Loss on Foreign Currency Transactions .................        --       (5,581)          (534)              --
   Net Change in Unrealized Appreciation on Foreign Currency and ......
     Translation of Other Assets and Liabilities in Foreign Currency ..        --          565            116               --
   Net Change in Unrealized Appreciation (Depreciation) on Investments      1,238      (31,341)            37              461
                                                                          -------      -------         ------           ------
   Total Net Realized and Unrealized Gain (Loss) on Investments .......    29,567       40,195          2,344            1,399
                                                                          -------      -------         ------           ------
   Net Increase (Decrease) in Net Assets from Operations ..............   $35,214      $43,131         $3,690           $1,486
                                                                          =======      =======         ======           ======

*Commencement of operations.
Amounts designated as "--" are either $0 or round to $0.


     THE  ACCOMPANYING NOTES ARE AN  INTEGRAL  PART OF THE FINANCIAL STATEMENTS.


70 & 71

STATEMENTS OF OPERATIONS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE PERIOD ENDED MAY 31, 2000


                                                                         LIFE VISION      LIFE VISION     MID-CAP       SMALL CAP
                                                                       GROWTH AND INCOME   MODERATE       EQUITY      GROWTH STOCK
                                                                            FUND          GROWTH FUND      FUND           FUND
                                                                       -----------------  ------------   ----------   ------------
                                                                           06/01/99-        06/01/99-     06/01/99-     06/01/99-
                                                                           05/31/00         05/31/00      05/31/00      05/31/00
                                                                       -----------------  ------------   ----------   ------------
Income:
   Interest Income ....................................................    $  --              $--          $  816         $ 846
   Dividend Income ....................................................      472            2,048           2,182           211
                                                                          ------           ------         -------       -------
   Total Income .......................................................      472            2,048           2,998         1,057
                                                                          ------           ------         -------       -------
   Investment Advisory Fees ...........................................       58              213           2,954         3,468
   Less: Investment Advisory Fees Waived ..............................      (40)            (102)           (191)          (84)
   Administrator Fees .................................................       17               56             181           218
   Transfer Agent Fees -- Trust Shares ................................       17               18              17            26
   Transfer Agent Fees -- Investor Shares .............................       --               --              19            13
   Transfer Agent Fees -- Flex Shares .................................       --               --              31            28
   Transfer Agent Out of Pocket Expenses ..............................        1                5               3            10
   Printing Fees ......................................................        1                4              11            15
   Custody Fees .......................................................        1                4               6            10
   Professional Fees ..................................................        1                7               6            10
   Trustee Fees .......................................................       --               --              --             2
   Registration Fees ..................................................        1                2              17            27
   Distribution Fees -- Investor Shares ...............................       --               --              72            56
   Less: Distribution Fees Waived -- Investor Shares ...................      --               --             (19)          (24)
   Distribution Fees -- Flex Shares ...................................       --               --             150           112
   Less: Distribution Fees Waived -- Flex Shares .......................      --               --             (23)          (17)
   Insurance and Other Fees ...........................................        1                4               3            --
   Amortization of Deferred Organization Costs ........................       --               --              --            --
                                                                          ------           ------         -------       -------
   Total Expenses .....................................................       58              211           3,237         3,870
                                                                          ------           ------         -------       -------
   Net Investment Income (Loss) .......................................      414            1,837            (239)       (2,813)
                                                                          ------           ------         -------       -------
   Net Realized and Unrealized Gain (Loss) on Investments:
   Capital Gain Received from Investments .............................      832            2,705              --            --
   Net Realized Gain (Loss) on Securities Sold ........................     (524)            (979)         39,061        22,517
   Net Change in Unrealized Appreciation (Depreciation) on Investments       408              264           4,067        40,570
                                                                          ------           ------         -------       -------
   Total Net Realized and Unrealized Gain (Loss) on Investments .......      716            1,990          43,128        63,087
                                                                          ------           ------         -------       -------
   Net Increase (Decrease) in Net Assets from Operations ..............   $1,130           $3,827         $42,889       $60,274
                                                                          ======           ======         =======       =======




                                                                           SMALL CAP      TAX SENSITIVE         VALUE
                                                                         VALUE EQUITY      GROWTH STOCK      INCOME STOCK
                                                                             FUND              FUND              FUND
                                                                         ------------     -------------      ------------
                                                                          06/01/99-         06/01/99-          06/01/99-
                                                                          05/31/00          05/31/00           05/31/00
                                                                         ------------     -------------      ------------
Income:
   Interest Income ....................................................   $    483          $  1,956        $     6,430
   Dividend Income ....................................................      7,070             6,456             41,252
                                                                          --------           -------          ---------
   Total Income .......................................................      7,553             8,412             47,682
                                                                          --------           -------          ---------
   Investment Advisory Fees ...........................................      3,439             7,254             13,106
   Less: Investment Advisory Fees Waived ..............................        (76)             (399)                --
   Administrator Fees .................................................        212               446              1,154
   Transfer Agent Fees -- Trust Shares ................................         18                16                 20
   Transfer Agent Fees -- Investor Shares .............................         --                --                 92
   Transfer Agent Fees -- Flex Shares .................................         44               160                177
   Transfer Agent Out of Pocket Expenses ..............................          6                43                 66
   Printing Fees ......................................................          2                44                  3
   Custody Fees .......................................................          4                29                 58
   Professional Fees ..................................................         10                41                 55
   Trustee Fees .......................................................          1                 6                 --
   Registration Fees ..................................................         11                86                149
   Distribution Fees -- Investor Shares ...............................         --                --                504
   Less: Distribution Fees Waived -- Investor Shares ..................         --                --                 (2)
   Distribution Fees -- Flex Shares ...................................        139             1,867              1,321
   Less: Distribution Fees Waived -- Flex Shares ......................        (36)              (71)               (23)
   Insurance and Other Fees ...........................................         11                16                  6
   Amortization of Deferred Organization Costs ........................         12                --                 --
                                                                          --------           -------          ---------
   Total Expenses .....................................................      3,797             9,538             16,686
                                                                          --------           -------          ---------
   Net Investment Income (Loss) .......................................      3,756            (1,126)            30,996
                                                                          --------           -------          ---------
   Net Realized and Unrealized Gain (Loss) on Investments:
   Capital Gain Received from Investments .............................         --                --                 --
   Net Realized Gain (Loss) on Securities Sold ........................     (3,553)          (23,743)          (147,760)
   Net Change in Unrealized Appreciation (Depreciation) on Investments     (20,563)           58,045           (137,601)
                                                                          --------           -------          ---------
   Total Net Realized and Unrealized Gain (Loss) on Investments .......    (24,116)           34,302           (285,361)
                                                                          --------           -------          ---------
   Net Increase (Decrease) in Net Assets from Operations ..............   $(20,360)          $33,176          $(254,365)
                                                                          ========           =======          =========


Amounts designated as "--" are either $0 or round to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




                                                                         72 & 73

STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE PERIODS ENDED MAY 31, AND NOVEMBER 30,


                                                                                                                  E-COMMERCE
                                                                                 CAPITAL               CORE       OPPORTUNITY
                                                         BALANCED FUND        APPRECIATION FUND     EQUITY FUND      FUND
                                                       -------------------  ---------------------   -----------   -----------
                                                       06/01/99  06/01/98-  06/01/99-  06/01/98-    09/30/99*-    09/30/99*-
                                                       05/31/00  05/31/99   05/31/00   05/31/99     05/31/00      05/31/00
                                                       --------  --------   ---------  ---------    ----------    -----------
Operations:
  Net Investment Income (Loss) ....................... $  6,981  $  5,369   $   (1,560)$    3,087   $    (265)     $   (323)
  Capital Gain Received from Investments .............       --        --           --         --          --            --
  Net Realized Gain (Loss) on Investments ............    5,831     9,690      240,075    166,440         386        (8,801)
  Net Realized Loss on Foreign Currency Transactions .       --        --           --         --          --            --
  Net Change in Unrealized Appreciation (Depreciation)
    on Foreign Currency and Translation of Other Assets
    and Liabilities in Foreign Currency ..............       --        --           --         --          --            --
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ...................................      755    11,063      (89,037)   151,103      11,612        (3,438)
                                                       --------  --------   ---------- ----------    --------      --------
    Increase (Decrease) in Net Assets from Operations    13,567    26,122      149,478    320,630      11,733       (12,562)
                                                       --------  --------   ---------- ----------    --------      --------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .....................................   (5,433)   (4,438)          --     (5,572)         --            --
    Investor Shares ..................................     (248)     (200)          --        (36)         --            --
    Flex Shares ......................................     (950)     (506)          --         --          --            --
  Capital Gains:
    Trust Shares .....................................   (4,291)  (13,593)     (88,647)  (240,608)         --            --
    Investor Shares ..................................     (233)     (771)     (16,187)   (41,767)         --            --
    Flex Shares ......................................   (1,444)   (2,745)      (8,873)   (19,498)         --            --
                                                       --------  --------   ---------- ----------    --------      --------
  Total Distributions ................................  (12,599)  (22,253)    (113,707)  (307,481)         --            --
                                                       --------  --------   ---------- ----------    --------      --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ......................   93,109   146,574      313,347    673,116     159,873       140,662
    Shares Issued in Connection with Crestar Merger ..       --        --           --    139,648          --            --
    Shares Issued in Connection with Fund
        Reorganizations ..............................       --        --           --         --          --            --
    Reinvestment of Cash Distributions ...............    9,575    17,886       83,171    234,593          --            --
    Cost of Shares Repurchased ....................... (131,695) (104,280)  (1,096,316)  (623,912)    (20,053)      (26,252)
                                                       --------  --------   ---------- ----------    --------      --------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions .....................................  (29,011)   60,180     (699,798)   423,445     139,820       114,410
                                                       --------  --------   ---------- ----------    --------      --------
  Investor Shares:
    Proceeds from Shares Issued ......................    1,969     7,551       12,858     32,561          --            --
    Shares Issued in Connection with Crestar Merger ..       --        --           --     12,499          --            --
    Shares Issued in Connection with ESC Merger ......       --        --           --         --          --            --
    Reinvestment of Cash Distributions ...............      477       966       15,949     41,544          --            --
    Cost of Shares Repurchased .......................   (7,771)   (2,023)     (93,208)   (49,083)         --            --
                                                       --------  --------   ---------- ----------    --------      --------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions ...............................   (5,325)    6,494      (64,401)    37,521          --            --
                                                       --------  --------   ---------- ----------    --------      --------
  Flex Shares:
    Proceeds from Shares Issued ......................   26,174    54,572       29,168     68,098       4,336        25,730
    Shares Issued in Connection with Crestar Merger ..       --        --           --         --       7,867            --
    Shares Issued in Connection with ESC Merger .....        --        --           --         --          --            --
    Reinvestment of Cash Distributions ..............     2,328     3,206        8,732     19,257          --            --
    Cost of Shares Repurchased ......................   (37,791)  (12,484)     (73,027)   (39,576)       (121)         (952)
                                                       --------  --------   ---------- ----------    --------      --------
  Increase (Decrease) in Net Assets From
    Flex Share Transactions .........................    (9,289)   45,294      (35,127)    55,646       4,215        24,778
                                                       --------  --------   ---------- ----------    --------      --------
    Increase (Decrease) in Net Assets From Share
      Transactions ..................................   (43,625)  111,968     (799,326)   516,612     144,035       139,188
                                                       --------  --------   ---------- ----------    --------      --------
      Total Increase (Decrease) in Net Assets .......   (42,657)  115,837     (763,555)   529,761     155,768       126,626
                                                       --------  --------   ---------- ----------    --------      --------
Net Assets:
  Beginning of Period ...............................   340,240   224,403    2,440,062  1,910,301          --            --
                                                       --------  --------   ---------- ----------    --------      --------
  End of Period ...................................... $297,583  $340,240   $1,676,507 $2,440,062    $155,768      $126,626
                                                       ========  ========   ========== ==========    ========      ========



                                                                                            INTERNATIONAL         INTERNATIONAL
                                                                 GROWTH AND                    EQUITY                EQUITY
                                                                 INCOME FUND                    FUND               INDEX FUND
                                                         -----------------------------   -------------------   ------------------
                                                         06/01/99- 12/01/98- 12/01/97-   06/01/99- 06/01/98-   06/01/99- 06/01/98-
                                                         05/31/00  05/31/99  11/30/98    05/31/00  05/31/99    05/31/00  05/31/99
                                                         --------- --------- ---------   --------- ---------   --------- ---------
Operations:
  Net Investment Income (Loss) .......................   $  5,647  $  1,547  $  3,859    $  2,936  $  3,923    $  1,346  $   392
  Capital Gain Received from Investments .............         --        --        --          --        --          --       --
  Net Realized Gain (Loss) on Investments ............     28,329    48,404    42,161      76,552    21,269       2,725    7,583
  Net Realized Loss on Foreign Currency Transactions .         --        --        --      (5,581)     (811)       (534)     (40)
  Net Change in Unrealized Appreciation (Depreciation)
    on Foreign Currency and Translation of Other Assets
    and Liabilities in Foreign Currency ..............         --        --        --         565       (10)        116      (88)
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ...................................      1,238    39,898    33,416     (31,341)  (78,440)         37   (3,971)
                                                         --------  --------  --------    --------  --------    --------  -------
    Increase (Decrease) in Net Assets from Operations      35,214    89,849    79,436      43,131   (54,069)      3,690    3,876
                                                         --------  --------  --------    --------  --------    --------  -------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .....................................     (4,628)     (935)   (3,768)     (2,937)   (2,385)       (276)  (1,136)
    Investor Shares ..................................       (188)      (66)     (212)        (22)       (6)         --      (83)
    Flex Shares ......................................         --        (7)       --          --        --          --       (4)
  Capital Gains:
    Trust Shares .....................................    (44,093)  (38,443) (110,281)    (70,119)  (33,895)       (863)  (8,431)
    Investor Shares ..................................     (2,546)   (2,259)   (5,275)     (1,670)     (965)        (41)    (877)
    Flex Shares ......................................     (2,921)   (1,704)   (2,562)     (2,014)   (1,189)        (21)    (172)
                                                         --------  --------  --------    --------  --------    --------  -------
  Total Distributions ................................    (54,376)  (43,414) (122,098)    (76,762)  (38,440)     (1,201) (10,703)
                                                         --------  --------  --------    --------  --------    --------  -------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ......................    367,032    77,854    92,390      66,686   172,988     297,168   34,363
    Shares Issued in Connection with Crestar Merger ..         --        --        --          --        --          --       --
    Shares Issued in Connection with Fund
        Reorganizations ..............................         --        --        --      21,915        --          --       --
    Reinvestment of Cash Distributions ...............     34,372    11,972    88,294      66,001    33,324       1,011    8,985
    Cost of Shares Repurchased .......................   (134,326)  (74,302) (153,783)   (396,524) (175,047)    (33,456) (18,882)
                                                         --------  --------  --------    --------  --------     -------  -------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions .....................................    267,078    15,524    26,901    (241,922)   31,265     264,723   24,466
                                                         --------  --------  --------    --------  --------    --------  -------
  Investor Shares:
    Proceeds from Shares Issued ......................     17,046     2,099    11,222       1,176     2,728       2,934    1,083
    Shares Issued in Connection with Crestar Merger ..         --        --        --          --        --          --       --
    Shares Issued in Connection with ESC Merger ......      7,989        --        --       1,242        --          --       --
    Reinvestment of Cash Distributions ...............      2,496     2,157     5,277       1,683       965          40      959
    Cost of Shares Repurchased .......................    (20,339)   (4,209)   (8,617)     (7,206)   (4,566)     (4,152)  (3,668)
                                                         --------  --------  --------    --------  --------    --------  -------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions ...............................      7,192        47     7,882      (3,105)     (873)     (1,178)  (1,626)
                                                         --------  --------  --------    --------  --------    --------  -------
  Flex Shares:
    Proceeds from Shares Issued ......................     37,577     8,350    12,797       2,028     6,324       5,107      980
    Shares Issued in Connection with Crestar Merger ..         --        --        --          --        --          --       --
    Shares Issued in Connection with ESC Merger .....       1,536        --        --         666        --          --       --
    Reinvestment of Cash Distributions ..............       2,843     1,675     2,504       1,975     1,174          21      174
    Cost of Shares Repurchased ......................     (13,227)   (2,763)   (2,494)    (10,061)   (8,295)       (883)    (987)
                                                         --------  --------  --------    --------  --------    --------  -------
  Increase (Decrease) in Net Assets From
    Flex Share Transactions .........................      28,729     7,262    12,807      (5,392)     (797)      4,245      167
                                                         --------  --------  --------    --------  --------    --------  -------
    Increase (Decrease) in Net Assets From Share
      Transactions ..................................     302,999    22,833    47,590    (250,419)   29,595     267,790   23,007
                                                         --------  --------  --------    --------  --------     -------  -------
      Total Increase (Decrease) in Net Assets .......     283,837    69,268     4,928    (284,050)  (62,914)    270,279   16,180
                                                         --------  --------  --------    --------  --------    --------  -------
Net Assets:
  Beginning of Period ...............................     706,400   637,132   632,204     604,503   667,417      80,990   64,810
                                                         --------  --------  --------    --------  --------    --------  -------
  End of Period ......................................   $990,237  $706,400  $637,132    $320,453  $604,503    $351,269  $80,990
                                                         ========  ========  ========    ========  ========    ========  =======


                                                                  LIFE VISION
                                                                  AGGRESSIVE
                                                                  GROWTH FUND
                                                          -----------------------------
                                                          06/01/99- 12/01/98- 12/01/97-
                                                          05/31/00  05/31/99  11/30/98
                                                          --------- --------- ---------
Operations:
  Net Investment Income (Loss) .......................    $    87   $    25   $    36
  Capital Gain Received from Investments .............        780       499     1,739
  Net Realized Gain (Loss) on Investments ............        158       (42)     (463)
  Net Realized Loss on Foreign Currency Transactions .         --        --        --
  Net Change in Unrealized Appreciation (Depreciation)
    on Foreign Currency and Translation of Other Assets
    and Liabilities in Foreign Currency ..............         --        --        --
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ...................................        461     1,329      (226)
                                                          -------   -------   -------
    Increase (Decrease) in Net Assets from Operations       1,486     1,811     1,086
                                                          -------   -------   -------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .....................................        (88)      (24)      (35)
    Investor Shares ..................................         --        --        --
    Flex Shares ......................................         --        --        --
  Capital Gains:
    Trust Shares .....................................       (807)   (1,670)       --
    Investor Shares ..................................         --        --        --
    Flex Shares ......................................         --        --        --
                                                          -------   -------   -------
  Total Distributions ................................       (895)   (1,694)      (35)
                                                          -------   -------   -------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ......................     11,078     2,114     5,852
    Shares Issued in Connection with Crestar Merger ..         --        --        --
    Shares Issued in Connection with Fund
        Reorganizations ..............................         --        --        --
    Reinvestment of Cash Distributions ...............        894     1,694        36
    Cost of Shares Repurchased .......................    (12,850)   (1,456)   (4,421)
                                                          -------   -------   -------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions .....................................       (878)    2,352     1,467
                                                          -------   -------   -------
  Investor Shares:
    Proceeds from Shares Issued ......................         --        --        --
    Shares Issued in Connection with Crestar Merger ..         --        --        --
    Shares Issued in Connection with ESC Merger ......         --        --        --
    Reinvestment of Cash Distributions ...............         --        --        --
    Cost of Shares Repurchased .......................         --        --        --
                                                          -------   -------   -------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions ...............................         --        --        --
                                                          -------   -------   -------
  Flex Shares:
    Proceeds from Shares Issued ......................         --        --        --
    Shares Issued in Connection with Crestar Merger ..         --        --        --
    Shares Issued in Connection with ESC Merger .....          --        --        --
    Reinvestment of Cash Distributions ..............          --        --        --
    Cost of Shares Repurchased ......................          --        --        --
                                                          -------   -------   -------
  Increase (Decrease) in Net Assets From
    Flex Share Transactions .........................          --        --        --
                                                          -------   -------   -------
    Increase (Decrease) in Net Assets From Share
      Transactions ..................................        (878)    2,352     1,467
                                                          -------   -------   -------
      Total Increase (Decrease) in Net Assets .......        (287)    2,469     2,518
                                                          -------   -------   -------
Net Assets:
  Beginning of Period ...............................      18,699    16,230    13,712
                                                          -------   -------   -------
  End of Period ......................................    $18,412   $18,699   $16,230
                                                          =======   =======   =======


*Commencement of operations.
(1) See Note 6 in the notes to the financial statements for additional information. Amounts designated as "--" are either $0 or have been rounded to $0.


     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


                                                                         74 & 75

STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE PERIODS ENDED MAY 31, AND NOVEMBER 30,



                                                                           LIFE VISION                     LIFE VISION
                                                                     GROWTH AND INCOME FUND           MODERATE GROWTH FUND
                                                                -------------------------------  -----------------------------
                                                                06/01/99-  12/01/98-  12/01/97-  06/01/99- 12/01/98- 12/01/97-
                                                                05/31/00   05/31/99   11/30/98   05/31/00  05/31/99  11/30/98
                                                                ---------  ---------  ---------  --------- --------- ---------
Operations
  Net Investment Income (Loss) ............................... $   414     $   138     $   357    $ 1,837   $   867  $  2,062
  Capital Gain Received from Investments .....................     832         490       2,121      2,705     2,204     6,921
  Net Realized Gain (Loss) on Investments ....................    (524)        (82)        (45)      (979)      317    (1,004)
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ...........................................     408         922        (580)       264     2,338    (1,024)
                                                               -------     -------     -------    -------   -------   -------
  Increase (Decrease) in Net Assets from Operations ..........   1,130       1,468       1,853      3,827     5,726     6,955
                                                               -------     -------     -------    -------   -------   -------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .............................................    (359)       (114)       (360)    (1,683)     (735)   (2,072)
    Investor Shares ..........................................      --          --          --         --        --        --
    Flex Shares ..............................................      --          --          --         --        --        --
  Capital Gains:
    Trust Shares .............................................    (571)     (2,475)        (22)    (3,458)   (6,686)     (238)
    Investor Shares ..........................................      --          --          --         --        --        --
    Flex Shares ..............................................      --          --          --         --        --        --
                                                               -------     -------     -------    -------   -------   -------
  Total Distributions ........................................    (930)     (2,589)       (382)    (5,141)   (7,421)   (2,310)
                                                               -------     -------     -------    -------   -------   -------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ..............................  18,854       2,679       2,591     33,036     5,124    15,849
    Shares Issued in Connection with Common Trust Fund
      Conversion .............................................      --          --          --         --        --        --
    Shares Issued in Connection with Crestar Merger ..........      --          --          --         --        --        --
    Shares Issued in Connection with Fund Reorganizations ....      --          --          --         --        --        --
    Reinvestment of Cash Distributions .......................     928       2,589         382      5,141     7,421     2,310
    Cost of Shares Repurchased ............................... (11,459)     (1,239)     (7,923)   (55,429)  (15,873)  (19,035)
                                                               -------     -------     -------    -------   -------   -------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions .............................................   8,323       4,029      (4,950)   (17,252)   (3,328)     (876)
                                                               -------     -------     -------    -------   -------   -------
  Investor Shares:
    Proceeds from Shares Issued ..............................      --          --          --         --        --        --
    Shares Issued in Connection with Fund Reorganizations ....      --          --          --         --        --        --
    Shares Issued in Connection with ESC Merger ..............      --          --          --         --        --        --
    Reinvestment of Cash Distributions .......................      --          --          --         --        --        --
    Cost of Shares Repurchased ...............................      --          --          --         --        --        --
                                                               -------     -------     -------    -------   -------   -------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions .......................................      --          --          --         --        --        --
                                                               -------     -------     -------    -------   -------   -------
    Proceeds from Shares Issued ..............................      --          --          --         --        --        --
    Shares Issued in Connection with Crestar Merger ..........      --          --          --         --        --        --
    Shares Issued in Connection with Fund Reorganizations ....      --          --          --         --        --        --
    Shares Issued in Connection with ESC Merger ..............      --          --          --         --        --        --
    Reinvestment of Cash Distributions .......................      --          --          --         --        --        --
    Cost of Shares Repurchased ...............................      --          --          --         --        --        --
                                                               -------     -------     -------    -------   -------   -------
  Increase (Decrease) in Net Assets From
    Flex Share Transactions ..................................      --          --          --         --        --        --
                                                               -------     -------     -------    -------   -------   -------
    Increase (Decrease) in Net Assets From Share
      Transactions ...........................................   8,323       4,029      (4,950)   (17,252)   (3,328)     (876)
                                                               -------     -------     -------    -------   -------   -------

      Total Increase (Decrease) in Net Assets ................   8,523       2,908      (3,479)   (18,566)   (5,023)    3,769
                                                               -------     -------     -------    -------   -------   -------
Net Assets:
  Beginning of Period ........................................  21,950      19,042      22,521     88,188    93,211    89,442
                                                               -------     -------     -------    -------   -------   -------
  End of Period .............................................. $30,473     $21,950     $19,042    $69,622   $88,188   $93,211
                                                               =======     =======     =======    =======   =======   =======



                                                                                             SMALL CAP
                                                                   MID-CAP EQUITY              GROWTH             SMALL CAP VALUE
                                                                        FUND                 STOCK FUND              EQUITY FUND
                                                               --------------------    --------------------     ---------  ---------
                                                               06/01/99-  06/01/98-    06/01/99- 10/08/98*-     06/01/99-  06/01/98-
                                                               05/31/00   05/31/99     05/31/00   05/31/99      05/31/00   05/31/99
                                                               ---------  ---------    ---------  ---------     ---------  ---------
Operations
  Net Investment Income (Loss) ............................... $   (239)   $ (1,779)    $ (2,813)  $   (141)     $  3,756  $  3,797
  Capital Gain Received from Investments .....................       --          --           --         --            --        --
  Net Realized Gain (Loss) on Investments ....................   39,061      12,419       22,517      2,335        (3,553)  (48,614)
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ...........................................    4,067     (10,771)      40,570      4,550       (20,563)  (39,458)
                                                               --------    --------     --------    -------      --------  --------
  Increase (Decrease) in Net Assets from Operations ..........   42,889        (131)      60,274      6,744       (20,360)  (84,275)
                                                               --------    --------     --------    -------      --------  --------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .............................................       --          --           --         (4)       (3,505)   (3,830)
    Investor Shares ..........................................       --          (3)          --         --            --        --
    Flex Shares ..............................................       --          --           --         --            (6)      (46)
  Capital Gains:
    Trust Shares .............................................  (15,785)    (26,541)      (2,438)       (24)           --   (17,401)
    Investor Shares ..........................................   (1,189)     (1,970)          --         --            --        --
    Flex Shares ..............................................   (1,047)     (1,677)         (83)        (1)           --    (1,638)
                                                               --------    --------     --------    -------      --------  --------
  Total Distributions ........................................ ( 18,021)    (30,191)      (2,521)       (29)       (3,511)  (22,915)
                                                               --------    --------     --------    -------      --------  --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ..............................  155,090     197,227      191,895     69,418       103,359   159,166
    Shares Issued in Connection with Common Trust Fund
      Conversion .............................................       --          --           --         --            --        --
    Shares Issued in Connection with Crestar Merger ..........       --          --           --     88,940            --        --
    Shares Issued in Connection with Fund Reorganizations ....       --          --       93,889         --            --        --
    Reinvestment of Cash Distributions .......................   14,649      25,335        2,092         28         2,725    19,237
    Cost of Shares Repurchased ............................... (239,058)   (280,036)     (68,278)   (12,528)     (173,187) (170,356)
                                                               --------    --------     --------    -------      --------  --------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions .............................................  (69,319)    (57,474)     219,598    145,858       (67,103)    8,047
                                                               --------    --------     --------    -------      --------  --------
  Investor Shares:
    Proceeds from Shares Issued ..............................    1,381       3,015        2,463         --            --        --
    Shares Issued in Connection with Fund Reorganizations ....       --          --       12,481         --            --        --
    Shares Issued in Connection with ESC Merger ..............       --          --       34,455         --            --        --
    Reinvestment of Cash Distributions .......................    1,183       1,967           --         --            --        --
    Cost of Shares Repurchased ...............................   (8,975)     (8,523)      (7,316)        --            --        --
                                                               --------    --------     --------    -------      --------  --------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions .......................................   (6,411)     (3,541)      42,083         --            --        --
                                                               --------    --------     --------    -------      --------  --------
    Proceeds from Shares Issued ..............................    3,480       4,866        4,518      3,553         1,802     2,579
    Shares Issued in Connection with Crestar Merger ..........       --          --           --      2,699            --        --
    Shares Issued in Connection with Fund Reorganizations ....       --          --        2,772         --            --        --
    Shares Issued in Connection with ESC Merger ..............       --          --       14,435         --            --        --
    Reinvestment of Cash Distributions .......................    1,037       1,671           83          1             5     1,669
    Cost of Shares Repurchased ...............................   (7,098)     (7,908)      (5,119)      (378)      (11,612)  (15,110)
                                                               --------    --------     --------    -------      --------  --------
  Increase (Decrease) in Net Assets From
    Flex Share Transactions ..................................   (2,581)     (1,371)      16,689      5,875        (9,805)  (10,862)
                                                               --------    --------     --------    -------      --------  --------
    Increase (Decrease) in Net Assets From Share
      Transactions ...........................................  (78,311)    (62,386)     278,370    151,733       (76,908)   (2,815)
                                                               --------    --------     --------    -------      --------  --------

      Total Increase (Decrease) in Net Assets ................  (53,443)    (92,708)     336,123    158,448      (100,779) (110,005)
                                                               --------    --------     --------    -------      --------  --------
Net Assets:
  Beginning of Period ........................................  289,089     381,797      158,448         --       321,449   431,454
                                                               --------    --------     --------    -------      --------  --------
  End of Period .............................................. $235,646    $289,089     $494,571   $158,448      $220,670  $321,449
                                                               ========    ========     ========   ========      ========  ========


                                                                    TAX SENSITIVE
                                                                        GROWTH                VALUE INCOME
                                                                      STOCK FUND               STOCK FUND
                                                                ---------  ---------      ---------  ---------
                                                                06/01/99- 12/11/98*-      06/01/99-  06/01/98-
                                                                05/31/00   05/31/99       05/31/00   05/31/99
                                                                ---------  ---------      ---------  ---------
Operations
  Net Investment Income (Loss) ............................... $   (1,126)  $     38     $   30,996 $   33,942
  Capital Gain Received from Investments .....................         --         --             --         --
  Net Realized Gain (Loss) on Investments ....................    (23,743)     4,943       (147,760)   219,408
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ...........................................     58,045     14,808       (137,601)   (71,294)
                                                               ----------   --------     ---------- ----------
  Increase (Decrease) in Net Assets from Operations ..........     33,176     19,789       (254,365)   182,056
                                                               ----------   --------     ---------- ----------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .............................................         --        (87)       (27,678)   (30,625)
    Investor Shares ..........................................         --         --         (2,514)    (3,178)
    Flex Shares ..............................................         --         --         (1,129)    (1,535)
  Capital Gains:
    Trust Shares .............................................         --         --       (131,535)  (229,623)
    Investor Shares ..........................................         --         --        (14,565)   (29,331)
    Flex Shares ..............................................         --         --        (13,032)   (25,364)
                                                               ----------   --------     ---------- ----------
  Total Distributions ........................................         --        (87)      (190,453)  (319,656)
                                                               ----------   --------     ---------- ----------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ..............................    556,671    121,119        383,909    354,278
    Shares Issued in Connection with Common Trust Fund
      Conversion .............................................         --     99,222             --         --
    Shares Issued in Connection with Crestar Merger ..........         --         --             --         --
    Shares Issued in Connection with Fund Reorganizations ....         --         --             --         --
    Reinvestment of Cash Distributions .......................         --         87        146,588    241,723
    Cost of Shares Repurchased ...............................    (95,363)   (15,922)      (831,377)  (621,009)
                                                               ----------   --------     ---------- ----------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions .............................................    461,308    204,506       (300,880)   (25,008)
                                                               ----------   --------     ---------- ----------
  Investor Shares:
    Proceeds from Shares Issued ..............................         --         --          6,784     17,566
    Shares Issued in Connection with Fund Reorganizations ....         --         --             --         --
    Shares Issued in Connection with ESC Merger ..............         --         --             --         --
    Reinvestment of Cash Distributions .......................         --         --         16,876     32,240
    Cost of Shares Repurchased ...............................         --         --        (72,831)   (51,945)
                                                               ----------   --------     ---------- ----------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions .......................................         --         --        (49,171)    (2,139)

    Proceeds from Shares Issued ..............................    242,949     77,327         18,991     38,150
    Shares Issued in Connection with Crestar Merger ..........         --         --             --         --
    Shares Issued in Connection with Fund Reorganizations ....         --         --             --         --
    Shares Issued in Connection with ESC Merger ..............         --         --             --         --
    Reinvestment of Cash Distributions .......................         --         --         13,741     26,492
    Cost of Shares Repurchased ...............................    (36,077)    (2,117)       (78,588)   (65,171)
                                                               ----------   --------     ---------- ----------
  Increase (Decrease) in Net Assets From
    Flex Share Transactions ..................................    206,872     75,210        (45,856)      (529)
                                                               ----------   --------     ---------- ----------
    Increase (Decrease) in Net Assets From Share
      Transactions ...........................................    668,180    279,716       (395,907)   (27,676)
                                                               ----------   --------     ---------- ----------

      Total Increase (Decrease) in Net Assets ................    701,356    299,418       (840,725)  (165,276)
                                                               ----------   --------     ---------- ----------
Net Assets:
  Beginning of Period ........................................    299,418         --      1,951,263  2,116,539
                                                               ----------   --------     ---------- ----------
  End of Period .............................................. $1,000,774   $299,418     $1,110,538 $1,951,263
                                                               ==========   ========     ========== ==========


*Commencement of Operations.
(1) See Note 6 in the financial statements for additional information Amounts designated as "--" are either $0 or have been rounded to $0.



     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


                                                                         76 & 77

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC  EQUITY FUNDS FOR THE PERIODS MAY 31, (UNLESS  OTHERWISE  INDICATED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS








                                 NET ASSET                        NET REALIZED AND    DISTRIBUTIONS
                                   VALUE              NET        UNREALIZED GAINS       FROM NET      DISTRIBUTIONS     NET ASSET
                                 BEGINNING        INVESTMENT         (LOSSES)          INVESTMENT     FROM REALIZED     VALUE END
                                 OF PERIOD       INCOME (LOSS)    ON INVESTMENTS         INCOME       CAPITAL GAINS     OF PERIOD
                                ------------    ---------------  -----------------    -------------   -------------     ---------
BALANCED FUND
Trust Shares
           2000                    $13.26           $ 0.32            $ 0.33             $(0.30)         $ (0.24)        $13.37
           1999                     13.09             0.28              1.09              (0.28)           (0.92)         13.26
           1998                     11.94             0.31              2.19              (0.32)           (1.03)         13.09
           1997                     11.55             0.33              1.47              (0.32)           (1.09)         11.94
           1996                     10.26             0.33              1.41              (0.34)           (0.11)         11.55
Investor Shares
           2000                    $13.32           $ 0.29            $ 0.31             $(0.25)         $ (0.24)        $13.43
           1999                     13.14             0.24              1.10              (0.24)           (0.92)         13.32
           1998                     11.99             0.28              2.19              (0.29)           (1.03)         13.14
           1997                     11.60             0.29              1.48              (0.29)           (1.09)         11.99
           1996                     10.30             0.30              1.41              (0.30)           (0.11)         11.60
Flex Shares
           2000                    $13.17           $ 0.17            $ 0.33             $(0.16)         $ (0.24)        $13.27
           1999                     13.02             0.16              1.07              (0.16)           (0.92)         13.17
           1998                     11.90             0.20              2.16              (0.21)           (1.03)         13.02
           1997                     11.53             0.22              1.45              (0.21)           (1.09)         11.90
           1996(1)                  10.36             0.24              1.29              (0.25)           (0.11)         11.53
CAPITAL APPRECIATION FUND
Trust Shares
           2000                    $16.62           $ 0.02            $ 1.40             $   --          $ (0.92)        $17.12
           1999                     16.48             0.05              2.70              (0.06)           (2.55)         16.62
           1998                     15.09             0.09              3.96              (0.09)           (2.57)         16.48
           1997                     14.90             0.12              3.13              (0.12)           (2.94)         15.09
           1996                     12.18             0.12              3.32              (0.13)           (0.59)         14.90
Investor Shares
           2000                    $16.53           $(0.11)           $ 1.41             $   --          $ (0.92)        $16.91
           1999                     16.43            (0.05)             2.70                 --            (2.55)         16.53
           1998                     15.06            (0.01)             3.95                 --            (2.57)         16.43
           1997                     14.89             0.03              3.10              (0.02)           (2.94)         15.06
           1996                     12.17             0.03              3.32              (0.04)           (0.59)         14.89
Flex Shares
           2000                    $16.18           $(0.24)           $ 1.43             $   --          $ (0.92)        $16.45
           1999                     16.22            (0.09)             2.60                 --            (2.55)         16.18
           1998                     14.96            (0.04)             3.87                 --            (2.57)         16.22
           1997                     14.84            (0.01)             3.07                 --            (2.94)         14.96
           1996(2)                  12.20             0.02              3.26              (0.05)           (0.59)         14.84
CORE EQUITY FUND
Trust Shares
           2000(3)                 $10.00           $(0.02)           $ 1.13             $   --          $    --         $11.11
Flex Shares
           2000(4)                 $10.63           $(0.04)           $ 0.47             $   --          $    --         $11.06
E-COMMERCE OPPORTUNITY FUND
Trust Shares
           2000(3)                 $10.00           $(0.04)           $ 5.91             $   --           $   --         $15.87
Flex Shares
           2000(4)                 $18.20           $(0.07)           $(2.32)            $   --           $   --         $15.81
GROWTH AND INCOME FUND (A)
Trust Shares
           2000                    $16.09           $ 0.11            $ 0.55             $(0.10)         $ (1.12)        $15.53
           1999(5)                  15.10             0.04              1.97              (0.02)           (1.00)         16.09
  For the years ended November 30:
           1998                     16.55             0.09              1.64              (0.09)           (3.09)         15.10
           1997                     13.39             0.14              3.24              (0.15)           (0.07)         16.55
           1996                     11.60             0.17              2.38              (0.17)           (0.59)         13.39
           1995                     10.73             0.24              2.62              (0.26)           (1.73)         11.60
Investor Shares
           2000                    $16.21           $ 0.09            $ 0.55             $(0.08)         $ (1.12)        $15.65
           1999(5)                  15.21             0.04              1.99              (0.03)           (1.00)         16.21
  For the years ended November 30:
           1998                     16.64             0.10              1.66              (0.10)           (3.09)         15.21
           1997                     13.47             0.13              3.25              (0.14)           (0.07)         16.64
           1996                     11.66             0.17              2.39              (0.16)           (0.59)         13.47
           1995                     10.78             0.25              2.62              (0.26)           (1.73)         11.66
Flex Shares
           2000                    $16.10           $   --            $ 0.51             $   --          $ (1.12)        $15.49
           1999(5)                  15.14            (0.01)             1.97                 --            (1.00)         16.10
  For the years ended November 30:
           1998                     16.59            (0.01)             1.64                 --            (3.08)         15.14
           1997                     13.44             0.04              3.23              (0.05)           (0.07)         16.59
           1996                     11.64             0.09              2.38              (0.08)           (0.59)         13.44
           1995(6)                  11.11             0.12              1.62              (1.14)           (1.07)         11.64




                                                                                                          RATIO OF
                                                             NET ASSETS           RATIO OF          NET INVESTMENT
                                                TOTAL          END OF            EXPENSES TO       INCOME (LOSS) TO
                                               RETURN+      PERIOD (000)     AVERAGE NET ASSETS   AVERAGE NET ASSETS
                                              ---------    -------------     ------------------   ------------------
BALANCED FUND
Trust Shares
           2000                                  5.02%     $   223,634              0.97%                 2.39%
           1999                                 10.98          251,752              0.97                  2.19
           1998                                 22.15          188,465              0.96                  2.51
           1997                                 16.66          151,358              0.95                  2.89
           1996                                 17.26          111,638              0.95                  3.00
Investor Shares
           2000                                  4.66%      $    9,627              1.27%                 2.07%
           1999                                 10.70           14,962              1.27                  1.89
           1998                                 21.72            8,313              1.26                  2.21
           1997                                 16.27            6,012              1.25                  2.58
           1996                                 16.88            4,896              1.25                  2.70
Flex Shares
           2000                                  3.88%     $    64,322              2.03%                 1.33%
           1999                                  9.84           73,526              2.03                  1.13
           1998                                 20.85           27,625              2.02                  1.41
           1997                                 15.40            6,067              2.01                  1.84
           1996(1)                              15.58            3,131              2.00                  1.85
CAPITAL APPRECIATION FUND
Trust Shares
           2000                                  8.98%      $1,296,927              1.17%                 0.10%
           1999                                 17.83        1,966,842              1.17                  0.29
           1998                                 29.51        1,532,587              1.16                  0.61
           1997                                 24.66        1,085,128              1.15                  0.83
           1996                                 28.97          981,498              1.15                  0.90
Investor Shares
           2000                                  8.29%     $   251,421              1.82%                (0.55)%
           1999                                 17.20          311,120              1.82                 (0.30)
           1998                                 28.71          271,044              1.81                 (0.03)
           1997                                 23.74          218,660              1.80                  0.19
           1996                                 28.18          191,078              1.80                  0.24
Flex Shares
           2000                                  7.77%     $   128,159              2.29%                (1.03)%
           1999                                 16.50          162,100              2.29                 (0.86)
           1998                                 28.12          106,670              2.26                 (0.46)
           1997                                 23.24           36,753              2.27                 (0.29)
           1996(2)                              27.48           10,969              2.27                 (0.29)
CORE EQUITY FUND
Trust Shares
           2000(3)                              11.10%     $   151,421              1.20%                (0.30)%
Flex Shares
           2000(4)                               4.05%     $     4,347              2.25%                (1.39)%
E-COMMERCE OPPORTUNITY FUND
Trust Shares
           2000(3)                              58.70%     $   106,425              1.20%                (0.54)%
Flex Shares
           2000(4)                             (13.13)%    $    20,201              2.25%                (1.65)%
GROWTH AND INCOME FUND (A)
Trust Shares
           2000                                  4.11%     $   885,109              1.01%                 0.76%
           1999(5)                              14.24          634,279              1.14                  0.49
  For the years ended November 30:
           1998                                 13.64          577,042              1.03                  0.63
           1997                                 25.41          590,824              1.02                  0.92
           1996                                 22.68          553,648              1.02                  1.38
           1995                                 28.76          220,386              1.02                  2.16
Investor Shares
           2000                                  3.92%     $    42,666              1.18%                 0.58%
           1999(5)                              14.31           36,958              1.08                  0.54
  For the years ended November 30:
           1998                                 13.69           34,434              1.03                  0.63
           1997                                 25.42           28,112              1.03                  0.89
           1996                                 22.63           17,997              1.03                  1.35
           1995                                 28.71           12,633              1.03                  2.14
Flex Shares
           2000                                  3.11%     $    62,462              1.93%                (0.14)%
           1999(5)                              13.85           35,163              1.83                 (0.21)
  For the years ended November 30:
           1998                                 12.78           25,656              1.78                 (0.13)
           1997                                 24.63           13,269              1.73                  0.15
           1996                                 21.81            5,131              1.68                  0.71
           1995(6)                              15.78            2,086              1.68                  1.13



                                                                             RATIO OF
                                                        RATIO OF          NET INVESTMENT
                                                         EXPENSES TO    INCOME (LOSS) TO
                                                  AVERAGE NET ASSETS   AVERAGE NET ASSETS   PORTFOLIO
                                                  (EXCLUDING WAIVERS   (EXCLUDING WAIVERS   TURNOVER
                                                  AND REIMBURSEMENTS)  AND REIMBURSEMENTS)    RATE
                                                  -------------------  -------------------  ---------
BALANCED FUND
Trust Shares
           2000                                           1.07%              2.29%           182%
           1999                                           1.06               2.10            179
           1998                                           1.08               2.39            154
           1997                                           1.08               2.76            197
           1996                                           1.09               2.86            155
Investor Shares
           2000                                          1.51%               1.83%           182%
           1999                                           1.43               1.73            179
           1998                                           1.59               1.88            154
           1997                                           1.64               2.19            197
           1996                                           1.89               2.06            155
Flex Shares
           2000                                           2.18%              1.18%           182%
           1999                                           2.15               1.01            179
           1998                                           2.23               1.20            154
           1997                                           2.45               1.40            197
           1996(1)                                        2.97               0.88            155
CAPITAL APPRECIATION FUND
Trust Shares
           2000                                           1.26%              0.01%           129%
           1999                                           1.26               0.20            147
           1998                                           1.27               0.50            194
           1997                                           1.25               0.73            141
           1996                                           1.27               0.78            156
Investor Shares
           2000                                           1.98%             (0.71)%          129%
           1999                                           1.96              (0.44)           147
           1998                                           2.01              (0.23)           194
           1997                                           2.02              (0.03)           141
           1996                                           2.08              (0.04)           156
Flex Shares
           2000                                           2.39%             (1.13)%          129%
           1999                                           2.38              (0.95)           147
           1998                                           2.37              (0.57)           194
           1997                                           2.43              (0.45)           141
           1996(2)                                        2.68              (0.70)           156
CORE EQUITY FUND
Trust Shares
           2000(3)                                        1.27%             (0.37)%           44%
Flex Shares
           2000(4)                                        2.70%             (1.84)%           44%
E-COMMERCE OPPORTUNITY FUND
Trust Shares
           2000(3)                                        1.34%             (0.68)%          250%
Flex Shares
           2000(4)                                        2.40%             (1.80)%          250%
GROWTH AND INCOME FUND (A)
Trust Shares
           2000                                           1.01%              0.76%            53%
           1999(5)                                        1.43               0.20             31
  For the years ended November 30:
           1998                                           1.21               0.45             71
           1997                                           1.17               0.77            100
           1996                                           1.17               1.23             82
           1995                                           1.17               2.01            175
Investor Shares
           2000                                           1.31%              0.45%            53%
           1999(5)                                        1.17               0.45             31
  For the years ended November 30:
           1998                                           1.18               0.48             71
           1997                                           1.18               0.74            100
           1996                                           1.18               1.20             82
           1995                                           1.18               1.99            175
Flex Shares
           2000                                           2.18%             (0.39)%           53%
           1999(5)                                        1.97              (0.35)            31
  For the years ended November 30:
           1998                                           2.03              (0.38)            71
           1997                                           2.09              (0.20)           100
           1996                                           2.03               0.36             82
           1995(6)                                        2.03               0.78            175



 + Returns  are for the period  indicated  and have not been  annualized.  Total return figures do not include applicable sales loads.
(1) Commenced operations on June 14, 1995. All ratios for the period have been annualized.
(2) Commenced operations on June 1, 1995. All ratios for the period have been annualized.
(3  Commenced operations on September 30, 1999. All ratios for the period have been annualized.
(4) Commenced operations on January 24, 2000. All ratios for the period have been annualized.
(5) For the six month period ended May 31, 1999.  All ratios for the period have been  annualized.
(6) Commenced  operations on April 19, 1995. All ratios for the period ended November 30, 1995 have been  annualized.
(A) On May 24, 1999, the CrestFund  Value Fund  exchanged all of its assets and certain liabilities for shares of the Growth and Income Fund. The CrestFund Value Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating  results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.
Amounts designated as "--" are either $0 or have been rounded to $0.


                                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                                                         78 & 79

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE PERIODS ENDED MAY 31, (UNLESS OTHERWISE
INDICATED) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS




                                 NET ASSET                        NET REALIZED AND    DISTRIBUTIONS
                                   VALUE              NET        UNREALIZED GAINS       FROM NET      DISTRIBUTIONS     NET ASSET
                                 BEGINNING        INVESTMENT         (LOSSES)          INVESTMENT     FROM REALIZED     VALUE END
                                 OF PERIOD       INCOME (LOSS)    ON INVESTMENTS         INCOME       CAPITAL GAINS     OF PERIOD
                                ------------    ---------------  -----------------    -------------   -------------     ---------
INTERNATIONAL EQUITY FUND
Trust Shares
           2000                   $12.97          $ (0.10)            $ 1.42            $(0.07)          $(1.66)         $12.56
           1999                    15.00               --              (1.14)            (0.05)           (0.84)          12.97
           1998                    13.63             0.04               2.69             (0.04)           (1.32)          15.00
           1997                    11.40             0.03               2.57             (0.02)           (0.35)          13.63
           1996(1)                 10.00             0.05               1.35                --               --           11.40
Investor Shares
           2000                   $12.89          $ (0.11)            $ 1.37            $(0.02)          $(1.66)         $12.47
           1999                    14.92            (0.09)             (1.10)               --            (0.84)          12.89
           1998                    13.58             0.02               2.64                --            (1.32)          14.92
           1997                    11.38            (0.01)              2.56                --            (0.35)          13.58
           1996(2)                 10.44             0.04               0.90                --               --           11.38
Flex Shares
           2000                   $12.58          $ (0.32)            $ 1.46            $   --           $(1.66)         $12.06
           1999                    14.68            (0.29)             (0.97)               --            (0.84)          12.58
           1998                    13.47             0.07               2.46                --            (1.32)          14.68
           1997                    11.37            (0.04)              2.49                --            (0.35)          13.47
           1996(2)                 10.44             0.02               0.91                --               --           11.37
INTERNATIONAL EQUITY INDEX FUND
Trust Shares
           2000                   $11.82          $  0.16             $ 2.13            $(0.03)          $(0.11)         $13.97
           1999                    13.31             0.09               0.85             (0.24)           (2.19)          11.82
           1998                    11.34             0.11               2.65             (0.11)           (0.68)          13.31
           1997                    10.96             0.10               0.69             (0.11)           (0.30)          11.34
           1996                    10.24             0.10               0.84             (0.13)           (0.09)          10.96
Investor Shares
           2000                   $11.70          $ (0.11)            $ 2.32            $   --           $(0.11)         $13.80
           1999                    13.20            (0.11)              0.98             (0.18)           (2.19)          11.70
           1998                    11.26             0.16               2.53             (0.07)           (0.68)          13.20
           1997                    10.88             0.03               0.72             (0.07)           (0.30)          11.26
           1996                    10.20             0.05               0.85             (0.13)           (0.09)          10.88
Flex Shares
           2000                   $11.73          $  0.08             $ 2.04            $   --           $(0.11)         $13.74
           1999                    13.17            (0.15)              0.94             (0.04)           (2.19)          11.73
           1998                    11.24             0.17               2.44                --            (0.68)          13.17
           1997                    10.87            (0.05)              0.72                --            (0.30)          11.24
           1996(3)                 10.24               --               0.82             (0.10)           (0.09)          10.87
LIFE VISION AGGRESSIVE GROWTH FUND (A)
Trust Shares
           2000                   $11.31          $  0.05             $ 0.74            $(0.05)          $(0.44)         $11.61
           1999(4)                 11.32             0.02               1.13             (0.01)           (1.15)          11.31
  For the years ended November 30:
           1998                    10.65             0.03               0.67             (0.03)              --           11.32
           1997(5)                 10.00             0.03               0.65             (0.03)              --           10.65
LIFE VISION GROWTH AND INCOME FUND (A)
Trust Shares
           2000                   $10.33          $  0.07             $ 0.52            $(0.17)          $(0.25)         $10.50
           1999(4)                 11.06             0.08               0.69             (0.06)           (1.44)          10.33
  For the years ended November 30:
           1998                    10.51             0.18               0.56             (0.18)           (0.01)          11.06
           1997(5)                 10.00             0.09               0.51             (0.09)              --           10.51
LIFE VISION MODERATE GROWTH FUND (A)
Trust Shares
           2000                   $10.80          $  0.33             $ 0.13            $(0.21)          $(0.44)         $10.61
           1999(4)                 11.01             0.11               0.56             (0.09)           (0.79)          10.80
  For the years ended November 30:
           1998                    10.46             0.24               0.58             (0.24)           (0.03)          11.01
           1997(5)                 10.00             0.12               0.45             (0.11)              --           10.46
MID-CAP EQUITY FUND
Trust Shares
           2000                   $12.68          $ (0.04)            $ 2.32            $   --           $(0.86)         $14.10
           1999                    13.79             0.01               0.07                --            (1.19)          12.68
           1998                    13.21               --               2.54                --            (1.96)          13.79
           1997                    12.76             0.03               1.69             (0.05)           (1.22)          13.21
           1996                    11.00             0.08               2.63             (0.08)           (0.87)          12.76
Investor Shares
           2000                   $12.50          $ (0.19)            $ 2.37            $   --           $(0.86)         $13.82
           1999                    13.67            (0.06)              0.08                --            (1.19)          12.50
           1998                    13.17            (0.03)              2.49                --            (1.96)          13.67
           1997                    12.74            (0.03)              1.69             (0.01)           (1.22)          13.17
           1996                    10.99             0.03               2.62             (0.03)           (0.87)          12.74
Flex Shares
           2000                   $12.17          $ (0.22)            $ 2.26            $   --           $(0.86)         $13.35
           1999                    13.42            (0.14)              0.08                --            (1.19)          12.17
           1998                    13.04            (0.04)              2.38                --            (1.96)          13.42
           1997                    12.69            (0.07)              1.64                --            (1.22)          13.04
           1996(6)                 11.13               --               2.45             (0.02)           (0.87)          12.69







                                                                                                          RATIO OF
                                                                NET ASSETS           RATIO OF          NET INVESTMENT
                                                    TOTAL          END OF            EXPENSES TO       INCOME (LOSS) TO
                                                   RETURN+      PERIOD (000)     AVERAGE NET ASSETS   AVERAGE NET ASSETS
                                                  ---------    -------------     ------------------   ------------------
INTERNATIONAL EQUITY FUND
Trust Shares
           2000                                    10.58%         $299,100               1.48%               0.59%
           1999                                    (7.43)          573,255               1.47                0.68
           1998                                    21.87           628,870               1.47                0.61
           1997                                    23.29           489,325               1.46                0.51
           1996(1)                                 14.00           213,306               1.46                1.36
Investor Shares
           2000                                    10.15%         $ 10,462               1.83%               0.33%
           1999                                    (7.82)           14,145               1.83                0.30
           1998                                    21.39            17,383               1.82                0.24
           1997                                    22.85            10,674               1.81                0.18
           1996(2)                                  9.00             3,448               1.81                1.73
Flex Shares
           2000                                     9.38%         $ 10,891               2.53%              (0.38)%
           1999                                    (8.48)           17,103               2.53               (0.40)
           1998                                    20.54            21,164               2.52               (0.46)
           1997                                    21.98             8,375               2.51               (0.27)
           1996(2)                                  8.91               953               2.51                1.08
INTERNATIONAL EQUITY INDEX FUND
Trust Shares
           2000                                    19.36%         $340,853               1.07%               0.83%
           1999                                     7.87            74,616               1.07                0.69
           1998                                    25.82            56,200               1.06                0.88
           1997                                     7.48            53,516               1.05                0.71
           1996                                     9.29            90,980               1.05                0.84
Investor Shares
           2000                                    18.86%          $ 4,563               1.47%               0.07%
           1999                                     7.33             4,909               1.47                0.25
           1998                                    25.25             7,141               1.46                0.50
           1997                                     7.12             5,592               1.45                0.28
           1996                                     8.90             5,597               1.45                0.48
Flex Shares
           2000                                    18.04%          $ 5,853               2.12%              (0.36)%
           1999                                     6.68             1,465               2.12               (0.30)
           1998                                    24.50             1,469               2.11               (0.03)
           1997                                     6.41               900               2.10               (0.39)
           1996(3)                                  8.32               917               2.10               (0.24)
LIFE VISION AGGRESSIVE GROWTH FUND (A)
Trust Shares
           2000                                     7.25%         $ 18,412               0.25%               0.48%
           1999(4)                                 10.99            18,699               0.27                0.28
  For the years ended November 30:
           1998                                     6.53            16,230               0.25                0.23
           1997(5)                                  6.82            13,712               0.25                0.72
LIFE VISION GROWTH AND INCOME FUND (A)
Trust Shares
           2000                                     5.81%         $ 30,473               0.25%               1.77%
           1999(4)                                  7.75            21,950               0.27                1.38
  For the years ended November 30:
           1998                                     7.12            19,042               0.25                1.68
           1997(5)                                  5.97            22,521               0.25                2.11
LIFE VISION MODERATE GROWTH FUND (A)
Trust Shares
           2000                                     4.46%         $ 69,622               0.25%               2.19%
           1999(4)                                  6.35            88,188               0.27                1.90
  For the years ended November 30:
           1998                                     7.90            93,211               0.25                2.21
           1997(5)                                  5.70            89,442               0.25                2.66
MID-CAP EQUITY FUND
Trust Shares
           2000                                    19.10%         $206,545               1.17%                 --%
           1999                                     1.61           254,055               1.17               (0.47)
           1998                                    21.14           337,825               1.16               (0.29)
           1997                                    14.23           287,370               1.15                0.23
           1996                                    25.54           253,905               1.15                0.70
Investor Shares
           2000                                    18.55%         $ 14,513               1.62%              (0.43)%
           1999                                     1.17            19,230               1.62               (0.90)
           1998                                    20.56            24,930               1.61               (0.75)
           1997                                    13.76            20,245               1.60               (0.21)
           1996                                    24.93            17,971               1.60                0.25
Flex Shares
           2000                                    17.87%         $ 14,588               2.22%              (1.05)%
           1999                                     0.56            15,804               2.22               (1.52)
           1998                                    19.80            19,042               2.21               (1.37)
           1997                                    13.06            10,120               2.20               (0.85)
           1996(6)                                 23.00             5,029               2.20               (0.37)



                                                                             RATIO OF
                                                        RATIO OF          NET INVESTMENT
                                                         EXPENSES TO    INCOME (LOSS) TO
                                                  AVERAGE NET ASSETS   AVERAGE NET ASSETS   PORTFOLIO
                                                  (EXCLUDING WAIVERS   (EXCLUDING WAIVERS   TURNOVER
                                                  AND REIMBURSEMENTS)  AND REIMBURSEMENTS)    RATE
                                                  -------------------  -------------------  ---------
INTERNATIONAL EQUITY FUND
Trust Shares
           2000                                           1.48%                0.59%           179%
           1999                                           1.52                 0.63            161
           1998                                           1.48                 0.60            108
           1997                                           1.51                 0.46            139
           1996(1)                                        1.65                 1.17            113
Investor Shares
           2000                                           1.95%                0.21%           179%
           1999                                           1.93                 0.20            161
           1998                                           1.91                 0.15            108
           1997                                           2.05                (0.06)           139
           1996(2)                                        3.14                 0.40            113
Flex Shares
           2000                                           2.74%               (0.59)%          179%
           1999                                           2.82                (0.69)           161
           1998                                           2.58                (0.52)           108
           1997                                           3.03                (0.79)           139
           1996(2)                                        5.86                (2.27)           113
INTERNATIONAL EQUITY INDEX FUND
Trust Shares
           2000                                           1.18%                0.72%             9%
           1999                                           1.17                 0.59             32
           1998                                           1.18                 0.76              1
           1997                                           1.15                 0.61              2
           1996                                           1.19                 0.70             30
Investor Shares
           2000                                           1.79%               (0.25)%            9%
           1999                                           1.71                 0.01             32
           1998                                           1.84                 0.12              1
           1997                                           1.88                (0.15)             2
           1996                                           2.06                (0.13)            30
Flex Shares
           2000                                           2.61%               (0.85)%            9%
           1999                                           2.92                (1.10)            32
           1998                                           3.52                (1.44)             1
           1997                                           3.69                (1.98)             2
           1996(3)                                        4.14                (2.28)            30
LIFE VISION AGGRESSIVE GROWTH FUND (A)
Trust Shares
           2000                                           0.44%                0.29%           183%
           1999(4)                                        0.63                (0.08)            33
  For the years ended November 30:
           1998                                           0.66                (0.18)            75
           1997(5)                                        0.73                 0.24             34
LIFE VISION GROWTH AND INCOME FUND (A)
Trust Shares
           2000                                           0.42%                1.60%           189%
           1999(4)                                        0.60                 1.05             40
  For the years ended November 30:
           1998                                           0.59                 1.34             57
           1997(5)                                        0.59                 1.77             25
LIFE VISION MODERATE GROWTH FUND (A)
Trust Shares
           2000                                           0.37%                2.07%           151%
           1999(4)                                        0.42                 1.75             48
  For the years ended November 30:
           1998                                           0.42                 2.04             52
           1997(5)                                        0.42                 2.49             43
MID-CAP EQUITY FUND
Trust Shares
           2000                                           1.25%               (0.08)%          131%
           1999                                           1.28                (0.58)            76
           1998                                           1.27                (0.40)           129
           1997                                           1.26                 0.12            152
           1996                                           1.29                 0.56            116
Investor Shares
           2000                                           1.81%               (0.62)%          131%
           1999                                           1.76                (1.04)            76
           1998                                           1.84                (0.98)           129
           1997                                           1.85                (0.46)           152
           1996                                           1.96                (0.11)           116
Flex Shares
           2000                                           2.44%               (1.27)%          131%
           1999                                           2.48                (1.78)            76
           1998                                           2.47                (1.63)           129
           1997                                           2.58                (1.23)           152
           1996(6)                                        3.04                (1.21)           116




 + Returns  are for the period  indicated  and have not been  annualized.  Total return figures do not include applicable sales loads.
(1) Commenced  operations  on December 1, 1995.  All ratios for the period have been annualized.
(2) Commenced  operations  on January 2, 1996.  All ratios for the period have been annualized.
(3) Commenced  operations  on June 8, 1995.  All  ratios  for the  period  have been annualized.
(4) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(5) Commenced  operations  on June 30,  1997.  All ratios  for the period  have been annualized.
(6) Commenced operations on June 5, 1995.  All ratios for the period have been annualized.
(A) On May 24, 1999,  the  CrestFund  Life Vision  Balanced,  CrestFund  Life Vision
    Growth and Income, and CrestFund Life Vision Maximum Growth Portfolios exchanged all of their  assets  and  certain  liabilities  for  shares of the Life  Vision
    Balanced,  Life  Vision  Growth  and  Income,  and Life  Vision  Maximum  Growth
    Portfolios,  respectively.  The CrestFund Life Vision  Balanced,  CrestFund Life
    Vision Growth and Income,  and CrestFund Life Vision  Maximum Growth  Portfolios
    are the accounting survivors in these transactions, and as a result, their basis of accounting for assets and  liabilities  and their  operating  results for the periods  prior to May 24,  1999 have been  carried  forward  in these  financial highlights.
Amounts designated as "--" are either $0 or have been rounded to $0.


                          THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


                                                                         80 & 81

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  FOR THE PERIODS ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS




                                 NET ASSET                        NET REALIZED AND    DISTRIBUTIONS
                                   VALUE              NET        UNREALIZED GAINS       FROM NET      DISTRIBUTIONS     NET ASSET
                                 BEGINNING        INVESTMENT         (LOSSES)          INVESTMENT     FROM REALIZED     VALUE END
                                 OF PERIOD       INCOME (LOSS)    ON INVESTMENTS         INCOME       CAPITAL GAINS     OF PERIOD
                                ------------    ---------------  -----------------    -------------   -------------     ---------
SMALL CAP GROWTH STOCK FUND
Trust Shares
           2000                    $14.55           $(0.08)            $ 4.02          $    --          $(0.19)         $18.30
           1999(3)                  10.00            (0.05)              4.62               --           (0.02)          14.55
Investor Shares
           2000(4)                 $16.46           $(0.07)            $ 1.88          $    --          $   --          $18.27
Flex Shares
           2000                    $14.46           $(0.04)            $ 3.77          $    --          $(0.19)         $18.00
           1999(3)                  10.00            (0.19)              4.67               --           (0.02)          14.46
SMALL CAP VALUE EQUITY FUND
Trust Shares
           2000                    $ 9.70           $ 0.13             $(0.59)         $(0.11)         $    --          $ 9.13
           1999                     12.88             0.13              (2.57)          (0.13)           (0.61)           9.70
           1998                     11.07             0.14               2.41           (0.12)           (0.62)          12.88
           1997(1)                  10.00             0.05               1.04           (0.02)              --           11.07
Flex Shares
           2000                    $ 9.65         $     --             $(0.54)         $(0.01)         $    --          $ 9.10
           1999                     12.80             0.01              (2.53)          (0.02)           (0.61)           9.65
           1998(2)                  11.28             0.03               2.17           (0.06)           (0.62)          12.80
TAX SENSITIVE GROWTH STOCK FUND
Trust Shares
           2000                    $29.96           $ 0.02             $ 3.12          $    --          $   --          $33.10
           1999(5)                  25.61             0.02               4.34            (0.01)             --           29.96
Flex Shares
           2000                    $29.85           $(0.16)            $ 2.96          $    --          $   --          $32.65
           1999(6)                  25.52            (0.04)              4.37               --              --           29.85
VALUE INCOME STOCK FUND
Trust Shares
           2000                    $12.85           $ 0.23             $(1.49)         $(0.22)          $(0.99)         $10.38
           1999                     13.90             0.24               1.02           (0.24)           (2.07)          12.85
           1998                     13.71             0.26               2.62           (0.27)           (2.42)          13.90
           1997                     13.15             0.30               2.32           (0.30)           (1.76)          13.71
           1996                     11.59             0.35               2.71           (0.34)           (1.16)          13.15
Investor Shares
           2000                    $12.81           $ 0.19             $(1.48)         $(0.18)          $(0.99)         $10.35
           1999                     13.87             0.19               1.02           (0.20)           (2.07)          12.81
           1998                     13.68             0.20               2.62           (0.21)           (2.42)          13.87
           1997                     13.13             0.25               2.32           (0.26)           (1.76)          13.68
           1996                     11.58             0.30               2.71           (0.30)           (1.16)          13.13
Flex Shares
           2000                    $12.68           $ 0.08             $(1.44)         $(0.09)          $(0.99)         $10.24
           1999                     13.75             0.10               1.01           (0.11)           (2.07)          12.68
           1998                     13.61             0.12               2.57           (0.13)           (2.42)          13.75
           1997                     13.08             0.18               2.29           (0.18)           (1.76)          13.61
           1996(7)                  11.59             0.26               2.65           (0.26)           (1.16)          13.08





                                                                                                          RATIO OF
                                                                  NET ASSETS           RATIO OF          NET INVESTMENT
                                                   TOTAL            END OF            EXPENSES TO       INCOME (LOSS) TO
                                                  RETURN+        PERIOD (000)     AVERAGE NET ASSETS   AVERAGE NET ASSETS
                                                 ---------      -------------     ------------------   ------------------
SMALL CAP GROWTH STOCK FUND
Trust Shares
           2000                                    27.24%        $   431,478             1.20%              (0.86)%
           1999(3)                                 45.70             152,290             1.20               (0.48)
Investor Shares
           2000(4)                                 11.00%        $    39,865             1.55%              (1.26)%
Flex Shares
           2000                                    25.95%        $    23,228             2.25%              (1.92)%
           1999(3)                                 44.78               6,158             2.25               (1.50)
SMALL CAP VALUE EQUITY FUND
Trust Shares
           2000                                    (4.72)%       $   212,074             1.22%               1.31%
           1999                                   (18.72)            301,984             1.22                1.27
           1998                                    23.59             390,841             1.21                1.07
           1997(1)                                 10.97             131,049             1.20                1.86
Flex Shares
           2000                                    (5.65)%        $    8,596             2.27%               0.21%
           1999                                   (19.52)             19,465             2.27                0.21
           1998(2)                                 22.29              40,613             2.06                0.01
TAX SENSITIVE GROWTH STOCK FUND
Trust Shares
           2000                                    10.48%        $   710,179             1.20%               0.13%
           1999(5)                                 17.04             223,543             1.20                0.21
Flex Shares
           2000                                     9.38%        $   290,595             2.25%              (0.91)%
           1999(6)                                 16.97              75,875             2.25               (0.80)
VALUE INCOME STOCK FUND
Trust Shares
           2000                                   (10.52)%       $   921,797             0.89%               2.02%
           1999                                    11.13           1,589,951             0.92                1.91
           1998                                    23.10           1,725,418             0.92                1.85
           1997                                    22.18           1,488,062             0.91                2.40
           1996                                    27.91           1,244,399             0.92                2.86
Investor Shares
           2000                                   (10.83)%       $   104,178             1.28%               1.64%
           1999                                    10.71             194,312             1.28                1.55
           1998                                    22.71             210,591             1.27                1.47
           1997                                    21.69             165,999             1.30                2.01
           1996                                    27.39             130,597             1.30                2.47
Flex Shares
           2000                                   (11.50)%       $    84,563             2.02%               0.91%
           1999                                     9.91             167,000             2.02                0.81
           1998                                    21.76             180,530             2.01                0.78
           1997                                    20.91              73,466             2.00                1.33
           1996(7)                                 26.52              26,298             2.00                1.72



                                                                             RATIO OF
                                                        RATIO OF          NET INVESTMENT
                                                         EXPENSES TO    INCOME (LOSS) TO
                                                  AVERAGE NET ASSETS   AVERAGE NET ASSETS   PORTFOLIO
                                                  (EXCLUDING WAIVERS   (EXCLUDING WAIVERS   TURNOVER
                                                  AND REIMBURSEMENTS)  AND REIMBURSEMENTS)    RATE
                                                  -------------------  -------------------  ---------
SMALL CAP GROWTH STOCK FUND
Trust Shares
           2000                                           1.23%               (0.89)%          110%
           1999(3)                                        1.49                (0.77)            75
Investor Shares
           2000(4)                                        1.79%               (1.50)%          110%
Flex Shares
           2000                                           2.42%               (2.09)%          110%
           1999(3)                                        3.19                (1.73)            75
SMALL CAP VALUE EQUITY FUND
Trust Shares
           2000                                           1.25%                1.28%            65%
           1999                                           1.27                 1.22             63
           1998                                           1.31                 0.97             55
           1997(1)                                        1.37                 1.69             27
Flex Shares
           2000                                           2.56%               (0.08)%           65%
           1999                                           2.55                (0.07)            63
           1998(2)                                        2.35                (0.28)            55
TAX SENSITIVE GROWTH STOCK FUND
Trust Shares
           2000                                           1.26%                0.07%            30%
           1999(5)                                        1.34                 0.07             18
Flex Shares
           2000                                           2.35%               (1.01)%           30%
           1999(6)                                        2.48                (1.03)            18
VALUE INCOME STOCK FUND
Trust Shares
           2000                                           0.89%                2.02%            62%
           1999                                           0.92                 1.91             69
           1998                                           0.92                 1.85             99
           1997                                           0.91                 2.40            105
           1996                                           0.92                 2.86            134
Investor Shares
           2000                                           1.28%                1.64%            62%
           1999                                           1.28                 1.55             69
           1998                                           1.27                 1.47             99
           1997                                           1.31                 2.00            105
           1996                                           1.37                 2.40            134
Flex Shares
           2000                                           2.03%                0.90%            62%
           1999                                           2.03                 0.80             69
           1998                                           2.01                 0.78             99
           1997                                           2.03                 1.30            105
           1996(7)                                        2.15                 1.57            134




 +  Returns are for the period indicated and have not been annualized.  Total return figures do not include applicable sales loads.
(1) Commenced operations on January 31, 1997.  All ratios for the period have been annualized.
(2) Commenced operations on June 5, 1997.  All ratios for the period have been annualized.
(3) Commenced operations on October 8, 1998.  All ratios for the period have been annualized.
(4) Commenced operations on December 12, 1999.  All ratios for the period have been annualized.
(5) Commenced operations on December 11, 1998.  All ratios for the period have been annualized.
(6) Commenced operations on December 15, 1998.  All ratios for the period have been annualized.
(7) Commenced operations on June 1, 1995.  All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.


                          THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


                                                                         82 & 83

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000


1. Organization:

The STI Classic Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty-five funds as of May 31, 2000: the Balanced Fund, the Capital Appreciation Fund (formerly Capital Growth Fund), the Core Equity Fund, the E-Commerce Opportunity Fund, the Growth and Income Fund, the International Equity Fund, the International Equity Index Fund, the Life Vision Aggressive Growth Fund (formerly Life Vision Maximum Growth Portfolio), Life Vision Growth and Income Fund (formerly Life Vision Growth and Income Portfolio), the Life Vision Moderate Growth Fund (formerly Life Vision Balanced Portfolio), the Mid-Cap Equity Fund, the Small Cap Growth Stock Fund, the Small Cap Value Equity Fund (formerly Small Cap Equity Fund), the Tax Sensitive Growth Stock Fund, the Value Income Stock Fund, (collectively the "Equity Funds" or the "Funds"), the Florida Tax-Exempt Bond Fund, the Georgia Tax-Exempt Bond Fund, the High Income Fund, the Investment Grade Bond Fund, the Investment Grade Tax-Exempt Bond Fund, the Limited-Term Federal Mortgage Securities Fund, the Maryland Municipal Bond Fund, the Short-Term Bond Fund, the Short-Term U.S. Treasury Securities Fund, and the U.S. Government Securities Fund, the Virginia Intermediate Municipal Bond Fund, the Virginia Municipal Bond Fund, (collectively the "Fixed Income Funds"), the Prime Quality Money Market Fund, the Tax-Exempt Money Market Fund, the Tax-Free Money Market Fund, the U.S. Government Securities Money Market Fund, the U.S. Treasury Money Market Fund (collectively the "Retail Money Market Funds"), the Classic Institutional Cash Management Money Market Fund, the Classic Institutional U.S. Government
Securities Money Market Fund and the Classic Institutional U.S. Treasury Securities Money Market Fund, (collectively the "Institutional Money Market Funds"). The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. Each Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The financial statements presented herein are those of the Equity Funds. The financial statements of the Fixed Income Funds, Institutional Money Market Funds and Retail Money Market Funds are not presented herein, but presented separately.

Effective May 1999, the Board of Trustees of the STI Classic Funds and Board of Directors of the CrestFunds, Inc. ("CrestFunds") approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the transfer of all assets and certain stated liabilities of the CrestFunds in exchange for the issuance of shares in the Funds in a tax-free reorganization (see Note 10).

On August 17, 1999 and May 18, 1999, respectively, the Board of Trustees of the STI Classic Funds approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the transfer of all the assets and liabilities of the Emerging Markets Equity Fund and the Sunbelt Equity Fund in exchange for the issuance of shares in the International Equity Fund and Small Cap Growth Stock Fund, respectively, in a tax-free reorganization (see Note 11).

On February 15, 2000 and November 10, 1999 respectively, the Board of Trustees of the STI Classic Funds and the Board of Directors of the ESC Strategic Funds approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the transfer of all assets and certain stated liabilities of the ESC Strategic Funds in exchange for the issuance of shares in the Funds in a tax-free reorganization (see Note 12).

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust.

     BASIS OF PRESENTATION OF STATEMENTS -- As more fully described in Note 10, the STI Classic Funds acquired certain CrestFunds in a tax-free business combination. While each Fund now exists as an STI Classic Fund, a number of the surviving funds for accounting purposes are CrestFunds. In accordance with generally accepted accounting principles, the financial statements presented herein represent those of accounting survivors. Accordingly, the Statements of Changes in Net Assets and Financial Highlights presented reflect periods beginning on the first day of the accounting survivor's fiscal year.

     SECURITY VALUATION -- Investment securities held by the Equity Funds that are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Foreign securities in the International Equity Fund and the International Equity Index Fund are valued based upon quotations from the primary market in which they are traded. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Securities for which current market quotations are not readily available, of which there are none as of May 31, 2000, are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees.

--------------------------------------------------------------------------------





     FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period.
     Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the funds may be delayed or limited.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each fund is calculated each business day, by dividing the total value of each fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share for Investor shares of the Balanced, the Capital Appreciation, the Growth and Income, the International Equity, the International Equity Index, the Mid-Cap Equity, the Small Cap Growth Stock, and the Value Income Stock Funds is equal to the net asset value per share plus a sales load of 3.75%.

     Flex Shares of the Funds may be purchased at their net asset value. Shares redeemed within the first year after purchase will be subject to a contingent deferred sales charge ("CDSC") equal to 2.00% for either the net asset value of the shares at the time of purchase or the net asset value of the shares next calculated after the Fund receives the sale request, whichever is less. The CDSC will not apply to shares redeemed after such time.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity and the International Equity Index Funds are maintained in U.S. dollars on the following basis:

         (I) market value of investment securities, assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange; and

        (II) Purchases and sales of investment securities, income and expenses at the relavent rates of exchange prevailing on the respective dates of such transactions.

     The International Equity and the International Equity Index Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     The International Equity and the International Equity Index Funds report certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     TBA PURCHASE COMMITMENTS -- The Balanced Fund may enter into "TBA" (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation."

     OTHER -- Expenses that are directly related to a specific fund are charged to that fund. Class specific expenses are borne by that class. Other operating expenses of the Trust are pro-rated to the funds on the basis of relative net assets. Fund expenses are pro-rated to the respective classes on the basis of relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid each calendar quarter by the Equity Funds, except for the International Equity, and the International Equity Index Funds. These funds distribute income annually. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

     RECLASSIFICATION OF COMPONENTS OF NET ASSETS -- The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attribut-

--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



     able to net operating losses and the classification of short-term capital gains and ordinary income for tax purposes, have been reclassified to/from the following accounts:

                                                            UNDISTRIBUTED
                                          ACCUMULATEDNET     INVESTMENT
                         PAID-IN-CAPITAL   REALIZED GAIN/   INCOME/(LOSS)
                              (000)         (LOSS)(000)         (000)
                          --------------------------------------------------
     Capital Appreciation
       Fund.............      $ --             $(352)         $  352
     Core Equity Fund...        --              (265)            265
     E-Commerce
       Opportunity Fund.      (323)               --             323
     Growth and Income
       Fund.............     1,659            (1,916)            257
     International Equity
        Fund............       976            (1,061)             85
     Life Vision Growth and
        Income Fund.....        --               (31)             31
     Mid-Cap Equity Fund        --              (236)            236
     Small Cap Growth
       Stock Fund.......     2,831            (7,654)          4,823
     Tax Sensitive Growth
       Stock Fund.......      (299)               49             250
     Value Income
       Stock Fund.......        --                13             (13)

     These reclassification have no effect on net assets or net asset values per share.



     USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

3. Organization Costs and Transactions with Affiliates

In April 1998, the AICPA issued Statement of Position (SOP) No. 98-5, "Reporting on the Costs of Start-Up Activities." This SOP provides guidance on the financial reporting of start-up costs and organization costs and requires costs of start-up activities and organization costs to be expensed as incurred. Investment companies that began operations prior to June 30, 1998 can adopt the SOP prospectively. Therefore, previously capitalized organization costs will continue to be amortized over a period of sixty months. Any future start-up or organization costs will be expensed as incurred.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Fund has entered into an agreement with the Distributor to manage the investments of repurchase agreements for the Funds. For its services the Distributor received $1,846,277 for the year ended May 31, 2000.


4. Administration, Transfer Agency Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement dated May 29, 1995, as amended November 19, 1997 and March 1, 1999 under which the Administrator provides administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: .12% up to $1 billion, .09% on the next $4 billion, .07% on the next $3 billion, .065% on the next $2 billion and .06% for over $10 billion.

Prior to May 24, 1999, administrative and accounting services were provided to the CrestFunds by SEI Investments Mutual Funds Services who was entitled to receive a fee at an annual rate of .15% of the average daily net assets of the CrestFunds. Additionally, SEI Investments Mutual Funds Services was entitled to receive a minimum annual fee of $40,000 for each of the Life Vision Funds.

The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated May 14, 1994 under which Federated Services Company provides transfer agency services to the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated May 29, 1995 regarding the Flex Shares and a Distribution Agreement dated November 21, 1995 with respect to the Trust and Investor shares. The Distributor will receive no fees for its distribution services under this agreement for the Trust Shares of any fund. With respect to the Investor Shares and Flex Shares, the Distributor receives amounts, pursuant to a Distribution Plan and (in the case of Flex Shares) a Distribution and Service Plan, as outlined in the table in footnote 5 under the column titled "Distribution Fee".

Prior to May 1999, the Distributor, a wholly owned subsidiary of SEI Investments Co., served as distributor of each of the CrestFunds shares pursuant to an agreement with the Company. The Trust Class and Investors Class A shares of the CrestFunds had a separate distribution plan (the 12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the 12b-1 Plan, the Trust Class and Investors Class A shares of the CrestFunds paid the Distributor as compensation for its services .15% of the aggregate average daily net assets of such classes of the CrestFunds. The Distributor had voluntarily agreed to waive any fees payable pursuant to the 12b-1 Plan except for the Value Fund Investors Class A for which after April 15, 1999, eliminated the waiver. Additionally, the Investors Class B Shares of the CrestFunds had a distribution plan (the B Shares Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the B Shares Plan, the Investors Class B Shares of the CrestFunds paid the Distributor as compensation for its services .75% of the aggregate average daily net assets of

--------------------------------------------------------------------------------





such class of the Funds. In addition, pursuant to the B Shares Plan, the Distributor was compensated at an annual rate of .25% of the B shares' average net assets for providing ongoing Shareholder support services to investors in B shares. The Distributor had agreed to waive a portion of its fees pursuant to the B Shares Plan in order to limit Distribution Fees to .95% for each Fund, except for the Value Fund for which the limit was .90%. Prior to April 1999, the limit was .75% for the Value Fund.

Prior to May 1999, the CrestFunds had adopted a shareholder service plan (the "Plan") for Trust Class Shares of the Value Fund, Capital Appreciation Fund and Special Equity Fund. Under the Plan, these Fund's paid the Distributor a negotiated fee at a rate of up to .25% annually of the average daily net assets of such Fund attributable to the shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services. The Distributor had agreed to waive a portion of its shareholder service plan for trust class shares in order to limit shareholder service fees to .10%.


5. Investment Advisory and Custodian Agreements:

The Trust, Trusco Capital Management ("Trusco") and the SunTrust Bank, Atlanta have entered into advisory agreements dated May 29, 1992, June 15, 1993, and December 20, 1993, respectively.

Under terms of the respective agreements, the Funds are charged the following annual fees based upon average daily net assets:
                                                             MAXIMUM
                                                              FLEX
                                                              SHARE
                                        MAXIMUM               DISTRI-
                     MAXIMUM    TRUST   INVESTOR   INVESTOR   BUTION     FLEX
                     ANNUAL    SHARE     SHARE      SHARE      AND       SHARE
                    ADVISORY  MAXIMUM    DISTRI-   MAXIMUM    SERVICE   MAXIMUM
                       FEE    EXPENSE  BUTION FEE  EXPENSE     FEE      EXPENSE
                     ------   -------  ----------  --------  --------   -------
Balanced Fund          .95%    .97%       .28%      1.27%      1.00%     2.03%
Capital Appreciation
 Fund ..............  1.15%   1.17%       .68%      1.82%      1.00%     2.29%
Core Equity Fund ...  1.10%   1.20%        --         --       1.00%     2.25%
E-Commerce
 Opportunity
 Fund ..............  1.10%   1.20%        --         --       1.00%     2.25%
Growth and Income
 Fund ..............   .90%   1.01%       .25%      1.18%      1.00%     1.93%
International Equity
 Fund ..............  1.25%   1.48%       .33%      1.83%      1.00%     2.53%
International Equity
 Index Fund ........   .90%   1.07%       .38%      1.47%      1.00%     2.12%
Life Vision
 Aggressive
 Growth Fund .......   .25%    .25%        --         --         --        --
Life Vision Growth
 and Income Fund ...   .25%    .25%        --         --         --        --
Life Vision
 Moderate ..........   .25%    .25%        --         --         --        --
Mid-Cap Equity
 Fund ..............  1.15%   1.17%       .43%      1.62%      1.00%     2.22%
Small Cap Growth
 Stock Fund ........  1.15%   1.20%       .50%      1.55%      1.00%     2.25%
Small Cap Value
 Equity Fund .......  1.15%   1.22%        --         --       1.00%     2.27%
Tax Sensitive
 Growth Stock
 Fund ..............  1.15%   1.20%        --         --       1.00%     2.25%
Value Income
 Stock Fund ........   .80%    .92%       .33%      1.28%      1.00%     2.02%


The Investment Advisers and the Distributor have voluntarily agreed to waive all or a portion of their fees (and to reimburse funds' expenses) in order to limit operating expenses to an amount as outlined in the table above. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

Prior  to  May  1999,   Crestar  Asset  Management  Company  ("CAMCO")  provided
investment advisory services to the CrestFunds. CAMCO was paid for advisory services at an annual rate of .75% of average daily net assets for the Capital Appreciation Fund, Value Fund and Special Equity Fund, and .25% of average daily net assets for the Life Vision Balanced Fund, Life Vision Growth and Income Fund, and Life Vision Maximum Growth Fund.

SunTrust Bank, Atlanta, acts as custodian for all the funds except, the International Equity and the International Equity Index Funds who utilize the Bank of New York as custodian. Fees of the Custodians are paid on the basis of the net assets of the funds. The Custodians play no role in determining the investment

--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



6. Capital Share Transactions:


Capital Share Transactions for the funds were as follows (000):

                                                                                         CAPITAL                 CORE
                                                               BALANCED FUND         APPRECIATION FUND         EQUITY FUND
                                                           ---------------------    -------------------        -----------
                                                           06/01/99-   06/01/98-    06/01/99-  06/01/98-        09/30/99*-
                                                           05/31/00    05/31/99     05/31/00   05/31/99          05/31/00
                                                           ---------   ---------    ---------  ---------       -----------
  Trust Shares:
    Shares Issued .........................................   7,060      11,211       18,930     40,224          15,465
    Shares Issued in Connection with Crestar Merger .......      --          --           --      8,202              --
    Shares Issued in Connection with Fund Reorganizations .      --          --           --         --              --
    Shares Issued in Lieu of Cash Distributions ...........     734       1,393        5,218     14,645              --
    Shares Redeemed ....................................... (10,050)     (8,020)     (66,755)   (37,763)         (1,832)
                                                           --------     -------     --------   --------         -------
  Net Trust Share Transactions ............................  (2,256)      4,584      (42,607)    25,308          13,633
                                                           --------     -------     --------   --------         -------
  Investor Shares:
    Shares Issued .........................................     149         570          782      1,967              --
    Shares Issued in Connection with Crestar Merger .......      --          --           --        738              --
    Shares Issued in Connection with ESC Merger ...........      --          --           --         --              --
    Shares Issued in Lieu of Cash Distributions ...........      36          75        1,010      2,607              --
    Shares Redeemed .......................................    (591)       (154)      (5,728)    (2,983)             --
                                                           --------     -------     --------   --------         -------
  Net Investor Share Transactions .........................    (406)        491       (3,936)     2,329              --
                                                           --------     -------     --------   --------         -------
  Flex Shares:
    Shares Issued .........................................   1,989       4,165        1,804      4,176             404
    Shares Issued in Connection with Crestar Merger .......      --          --           --        474              --
    Shares Issued in Connection with ESC Merger ...........      --          --           --         --              --
    Shares Issued in Lieu of Cash Distributions ...........     180         252          567      1,228              --
    Shares Redeemed .......................................  (2,903)       (956)      (4,592)    (2,440)            (11)
                                                           --------     -------     --------   --------         -------
  Net Flex Share Transactions .............................    (734)      3,461       (2,221)     3,438             393
                                                           ========     =======     ========   ========         =======
  Net Change in Capital Shares ............................  (3,396)      8,536      (48,764)    31,075          14,026
                                                           --------     -------     --------   --------         -------


                                                              E-COMMERCE              GROWTH  AND            INTERNATIONAL
                                                           OPPORTUNITY FUND           INCOME FUND             EQUITY FUND
                                                           ----------------  ----------------------------- --------------------
                                                               09/30/99*-    06/01/99- 12/01/98- 12/01/97-  06/01/99- 06/01/98-
                                                               05/31/00      05/31/00  05/31/99  11/30/98   05/31/00  05/31/99
                                                               ----------    -----------------------------  -------------------
  Trust Shares:
    Shares Issued .........................................      8,128        24,090     5,206    10,513      5,136    12,883
    Shares Issued in Connection with Crestar Merger .......         --            --        --        --         --        --
    Shares Issued in Connection with Fund Reorganizations .         --            --        --        --      1,794        --
    Shares Issued in Lieu of Cash Distributions ...........         --         2,200       840     6,789      5,244     2,626
    Shares Redeemed .......................................     (1,422)       (8,699)   (4,849)  (14,789)   (32,574)  (13,225)
                                                               -------       -------   -------  --------   --------  --------
  Net Trust Share Transactions ............................      6,706        17,591     1,197     2,513    (20,400)    2,284
                                                               -------       -------   -------  --------   --------  --------
  Investor Shares:
    Shares Issued .........................................         --         1,108       137       764         91       203
    Shares Issued in Connection with Crestar Merger .......         --            --        --        --         --        --
    Shares Issued in Connection with ESC Merger ...........         --           502        --        --        103        --
    Shares Issued in Lieu of Cash Distributions ...........         --           159       150       402        135        77
    Shares Redeemed .......................................         --        (1,321)     (272)     (591)      (585)     (350)
                                                               -------       -------   -------  --------   --------  --------
  Net Investor Share Transactions .........................         --           448        15       575       (256)      (70)
                                                               -------       -------   -------  --------   --------  --------
  Flex Shares:
    Shares Issued .........................................      1,330         2,436       550       874        165       468
    Shares Issued in Connection with Crestar Merger .......         --            --        --        --         --        --
    Shares Issued in Connection with ESC Merger ...........         --            97        --        --         57        --
    Shares Issued in Lieu of Cash Distributions ...........         --           182       117       192        163        95
    Shares Redeemed .......................................        (52)         (867)     (178)     (171)      (839)     (648)
                                                               -------       -------   -------  --------   --------  --------
  Net Flex Share Transactions .............................      1,278         1,848       489       895       (454)      (85)
                                                               =======       =======   =======  ========   ========  ========
  Net Change in Capital Shares ............................      7,984        19,887     1,701     3,983    (21,110)    2,129

                                                              INTERNATIONAL               LIFE VISION
                                                              EQUITY INDEX                AGGRESSIVE
                                                                  FUND                    GROWTH FUND
                                                           ---------------------------------------------------
                                                           06/01/99- 06/01/98-   06/01/99- 12/01/98- 12/01/97-
                                                           05/31/00  05/31/99    05/31/99  05/31/99  11/30/98
                                                           -------------------   -----------------------------
  Trust Shares:
    Shares Issued ......................................... 20,423     2,851         983      192       599
    Shares Issued in Connection with Crestar Merger .......     --        --          --       --        --
    Shares Issued in Connection with Fund Reorganizations .     --        --          --       --        --
    Shares Issued in Lieu of Cash Distributions ...........     70       779          81      161         3
    Shares Redeemed ....................................... (2,401)   (1,537)     (1,132)    (133)     (456)
                                                           -------   -------     -------   ------    ------
  Net Trust Share Transactions ............................ 18,092     2,093         (68)     220       146
                                                           -------   -------     -------   ------    ------
  Investor Shares:
    Shares Issued .........................................    211        88          --       --        --
    Shares Issued in Connection with Crestar Merger .......     --        --          --       --        --
    Shares Issued in Connection with ESC Merger ...........     --        --          --       --        --
    Shares Issued in Lieu of Cash Distributions ...........      3        84          --       --        --
    Shares Redeemed .......................................   (302)     (294)         --       --        --
                                                           -------   -------     -------   ------    ------
  Net Investor Share Transactions .........................    (88)     (122)         --       --        --
                                                           -------   -------     -------   ------    ------
  Flex Shares:
    Shares Issued .........................................    363        80          --       --        --
    Shares Issued in Connection with Crestar Merger .......     --        --          --       --        --
    Shares Issued in Connection with ESC Merger ...........     --        --          --       --        --
    Shares Issued in Lieu of Cash Distributions ...........      1        15          --       --        --
    Shares Redeemed .......................................    (63)      (82)         --       --        --
                                                           -------   -------     -------   ------    ------
  Net Flex Share Transactions .............................    301        13          --       --        --
                                                           =======   =======     =======   ======    ======
  Net Change in Capital Shares ............................ 18,305     1,984         (68)     220       146



                                                                      LIFE VISION                         LIFE VISION
                                                                GROWTH AND INCOME FUND               MODERATE GROWTH FUND
                                                            -----------------------------       -----------------------------
                                                            06/01/99- 12/01/98- 12/01/97-       06/01/99- 12/01/98- 12/01/97-
                                                            05/31/00  05/31/99  11/30/98        05/31/00  05/31/99  11/30/98
                                                            --------- --------  ---------       --------- --------- ---------
  Trust Shares:

    Shares Issued .........................................   1,802      259       239            3,097       476     1,449
    Shares Issued in Connection with Common Trust Fund
      Conversion ..........................................      --       --        --               --        --        --
    Shares Issued in Connection with Crestar Merger .......      --       --        --               --        --        --
    Shares Issued in Connection with Fund Reorganizations                 --        --               --        --        --
    Shares Issued in Lieu of Cash Distributions ...........      90      264        35              491       712       214
    Shares Redeemed .......................................  (1,113)    (120)     (695)          (5,194)   (1,486)   (1,743)
                                                            -------    -----     -----          -------     -----   -------
  Net Trust Share Transactions ............................     779      403      (421)          (1,606)     (298)      (80)
                                                            -------    -----     -----          -------     -----   -------
  Investor Shares:
    Shares Issued .........................................      --       --        --               --        --        --
    Shares Issued in Connection with Fund Reorganizations .               --        --               --        --        --
    Shares Issued in Connection with ESC Merger ...........      --       --        --               --        --        --
    Shares Issued in Lieu of Cash Distributions ...........      --       --        --               --        --        --
    Shares Redeemed .......................................      --       --        --               --        --        --
                                                            -------    -----     -----          -------     -----   -------
  Net Investor Share Transactions .........................      --       --        --               --        --        --
                                                            -------    -----     -----          -------     -----   -------
  Flex Shares:
    Shares Issued .........................................      --       --        --               --        --        --
    Shares Issued in Connection with Crestar Merger .......      --       --        --               --        --        --
    Shares Issued in Connection with Fund Reorganizations .               --        --               --        --        --
    Shares Issued in Connection with ESC Merger ...........      --       --        --               --        --        --
    Shares Issued in Lieu of Cash Distributions ...........      --       --        --               --        --        --
    Shares Redeemed                                              --       --        --               --        --        --
                                                            -------    -----     -----          -------     -----   -------
  Net Flex Share Transactions .............................      --       --        --               --        --        --
                                                            =======    =====     =====          =======     =====   =======
    Net Change in Capital Shares ..........................     779      403      (421)          (1,606)     (298)      (80)
                                                            -------    -----     -----          -------     -----   -------


                                                               MID-CAP EQUITY            SMALL CAP GROWTH       SMALL CAP VALUE
                                                                    FUND                    STOCK FUND             STOCK FUND
                                                            --------------------      --------------------    -------------------
                                                            06/01/99-  06/01/98-      06/01/99- 10/08/98*-    06/01/99- 06/01/98-
                                                            05/31/00   05/31/99       05/31/00   05/31/99     05/31/00  05/31/99
                                                            ---------  ---------      ---------  ---------    --------- ---------
  Trust Shares:

    Shares Issued .........................................   11,917     16,168         11,362     5,174       10,968     16,078
    Shares Issued in Connection with Common Trust Fund
      Conversion ..........................................       --         --             --        --           --         --
    Shares Issued in Connection with Crestar Merger .......       --         --          6,174        --           --         --
    Shares Issued in Connection with Fund Reorganizations         --         --          5,705        --           --         --
    Shares Issued in Lieu of Cash Distributions ...........    1,197      2,230            127         2          294      2,040
    Shares Redeemed .......................................  (18,496)   (22,862)        (4,061)     (886)     (19,166)   (17,349)
                                                            --------   --------        -------   -------     --------   --------
  Net Trust Share Transactions ............................   (5,382)    (4,464)        13,133    10,464       (7,904)       769
                                                            --------   --------        -------   -------     --------   --------
  Investor Shares:
    Shares Issued .........................................      108        247            127        --           --         --
    Shares Issued in Connection with Fund Reorganizations .       --         --            758        --           --         --
    Shares Issued in Connection with ESC Merger ...........       --         --          1,677        --           --         --
    Shares Issued in Lieu of Cash Distributions ...........       98        175             --        --           --         --
    Shares Redeemed .......................................     (695)      (707)          (390)       --           --         --
                                                            --------   --------        -------   -------     --------   --------
  Net Investor Share Transactions .........................     (489)      (285)         2,172        --           --         --
                                                            --------   --------        -------   -------     --------   --------
  Flex Shares:
    Shares Issued .........................................      273        403            261       266          194        245
    Shares Issued in Connection with Crestar Merger .......       --         --             --       188           --         --
    Shares Issued in Connection with Fund Reorganizations .       --         --            170        --           --         --
    Shares Issued in Connection with ESC Merger ...........       --         --            712        --           --         --
    Shares Issued in Lieu of Cash Distributions ...........       89        152              5        --            1        179
    Shares Redeemed                                             (567)      (676)          (288)      (28)      (1,266)    (1,580)
                                                            --------   --------        -------   -------     --------   --------
  Net Flex Share Transactions .............................     (205)      (121)           860       426       (1,071)    (1,156)
                                                            ========   ========        =======   =======     ========   ========
    Net Change in Capital Shares ..........................   (6,076)    (4,870)        16,165    10,890       (8,975)      (387)
                                                            --------   --------        -------   -------     --------   --------


                                                             TAX SENSITIVE GROWTH         VALUE INCOME
                                                                 STOCK FUND               STOCK FUND
                                                            ---------------------    -------------------
                                                            06/01/99-  12/11/98*-    06/01/99- 06/01/98-
                                                            05/31/00    05/31/99     05/31/00  05/31/99
                                                            ---------  ----------    --------- ---------
  Trust Shares:
    Shares Issued .........................................   16,874      4,133       32,686     28,099
    Shares Issued in Connection with Common Trust Fund
      Conversion ..........................................       --      3,875           --         --
    Shares Issued in Connection with Crestar Merger .......       --         --           --         --
    Shares Issued in Connection with Fund Reorganizations         --         --           --         --
    Shares Issued in Lieu of Cash Distributions ...........       --          3       12,665     20,747
    Shares Redeemed .......................................   (2,879)      (549)     (80,311)   (49,236)
                                                             -------    -------     --------   --------
  Net Trust Share Transactions ............................   13,995      7,462      (34,960)      (390)
                                                             -------    -------     --------   --------
  Investor Shares:
    Shares Issued .........................................       --         --          596      1,391
    Shares Issued in Connection with Fund Reorganizations .       --         --           --         --
    Shares Issued in Connection with ESC Merger ...........       --         --           --         --
    Shares Issued in Lieu of Cash Distributions ...........       --         --        1,463      2,775
    Shares Redeemed .......................................       --         --       (7,163)    (4,182)
                                                             -------    -------     --------   --------
  Net Investor Share Transactions .........................       --         --       (5,104)       (16)
                                                             -------    -------     --------   --------
  Flex Shares:
    Shares Issued .........................................    7,452      2,612        1,626      3,029
    Shares Issued in Connection with Crestar Merger .......       --         --           --         --
    Shares Issued in Connection with Fund Reorganizations .       --         --           --         --
    Shares Issued in Connection with ESC Merger ...........       --         --           --         --
    Shares Issued in Lieu of Cash Distributions ...........       --         --        1,198      2,310
    Shares Redeemed                                           (1,094)       (70)      (7,736)    (5,298)
                                                             -------    -------     --------   --------
  Net Flex Share Transactions .............................    6,358      2,542       (4,912)        41
                                                             =======    =======     ========   ========
    Net Change in Capital Shares ..........................   20,353     10,004      (44,976)      (365)
                                                             -------    -------     --------   --------


*Commencement of operations.
Amounts designated as "--" are either $0 or have been rounded to $0.



                                                                         88 & 89

--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



policies of the Trust or which securities are to be purchased or sold in the funds.

7. Investment Transactions:

The cost of purchases and the proceeds from sales of securities, excluding short-term investments and U.S. Government Securities, for the period ended May 31, 2000, were as follows:
                                        PURCHASES    SALES
                                          (000)      (000)
                                      ----------    -------
Balanced Fund ....................... $  401,747 $  415,843
Capital Appreciation Fund ...........  2,501,819  3,380,053
Core Equity Fund ....................    197,528     56,067
E-Commerce Opportunity Fund .........    327,161    192,385
Growth and Income Fund ..............    690,029    421,330
International Equity Fund ...........    826,079  1,151,751
International Equity Index Fund .....    279,797     15,490
Life Vision Aggressive Growth Fund ..     33,183     34,007
Life Vision Growth and Income Fund ..     52,356     43,754
Life Vision Moderate Growth Fund ....    125,270    143,249
Mid-Cap Equity Fund .................    325,395    431,246
Small Cap Growth Stock Fund .........    571,525    340,046
Small Cap Value Equity Fund .........    186,805    230,394
Tax Sensitive Growth Stock Fund .....    840,238    183,201
Value Income Stock Fund .............    933,611  1,447,331


The cost of U.S. Government security purchases and the proceeds from the sale of U.S. Government Securities for the Balanced Fund during the period ended May 31, 2000, were $149,169,460 and $174,240,675, respectively.

Subsequent to October 31, 1999, the Funds recognized net capital losses for tax purposes that have been deferred to 2000 and can be used to offset future capital gains at May 31, 2000. The Funds also had capital loss carryforwards at May 31, 2000 as follows:

                                CAPITAL                                  POST
                                 LOSS                           POST     10/31
                                CARRY-                          10/31   CURRENCY
                                 OVER  EXPIRES EXPIRES EXPIRES DEFERRED   LOSS
                               5/31/00   2006   2007    2008     LOSS   DEFERRED
FUND                            (000)   (000)   (000)   (000)    (000)   (000)
----                            ------  ------ ------- ------- -------- -------
E-Commerce Opportunity Fund     $   18 $   --  $    -- $    18 $  4,381 $    --
International Equity Fund        5,954  1,506    4,448      --       --   4,826
International Equity Index Fund     --     --       --      --       --     431
Small Cap Growth Stock Fund      5,520  1,239    4,281      --       --      --
Small Cap Value Equity Fund     45,722     --   16,348  29,374    5,503      --
Tax Sensitive Growth Stock Fund    142     --      142      --       --      --
Value Income Stock Fund             --     --       --      --  169,653      --

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

The following Funds had cumulative wash sales for the fiscal year ended May 31, 2000:

FUND                                               AMOUNT
----                                           ------------
Balanced Fund ...............................  $ 2,569,034
Capital Appreciation Fund ...................   29,286,766
E-Commerce Opportunity Fund .................    4,401,554
Growth and Income Fund ......................      886,323
International Equity Fund ...................    3,300,504
International Equity Index Fund .............      338,922
Life Vision Aggressive Growth Fund ..........      173,123
Life Vision Growth and Income Fund ..........      471,968
Life Vision Moderate Growth Fund ............      940,008
Mid-Cap Equity Fund .........................      257,489
Small Cap Growth Stock Fund .................    2,983,811
Small Cap Value Equity Fund .................      942,118
Tax Sensitive Growth Stock Fund .............      281,014
Value Income Stock Fund .....................      416,425


At May 31, 2000, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the funds at May 31, 2000, were as follows:
                                 AGGREGATE        AGGREGATE             NET
                                  GROSS             GROSS           UNREALIZED
                                UNREALIZED        UNREALIZED       APPRECIATION
                               APPRECIATION     (DEPRECIATION)    (DEPRECIATION)
FUND                               (000)            (000)              (000)
----                           ------------      ------------      ------------
Balanced Fund ................   $ 54,250        $ (15,932)          $ 38,318
Capital Appreciation Fund ....    529,690          (73,048)           456,642
Core Equity Fund .............     18,936           (7,324)            11,612
E-Commerce Opportunity Fund ..     12,506          (15,944)            (3,438)
Growth and Income Fund .......    221,637          (41,799)           179,838
International Equity Fund ....     21,481          (15,177)             6,304
International Equity Index
   Fund ......................     33,364          (18,930)            14,434
Life Vision Aggressive
   Growth Fund ...............      2,380              (76)             2,304
Life Vision Growth and
   Income Fund ...............      2,115             (362)             1,753
Life Vision Moderate Growth
   Fund ......................      6,417           (1,109)             5,308
Mid-Cap Equity Fund ..........     46,653          (13,488)            33,165
Small Cap Growth Stock Fund ..    117,284          (24,554)            92,730
Small Cap Value Equity Fund ..     16,389          (52,721)           (36,332)
Tax Sensitive Growth Stock
   Fund ......................    185,203          (66,827)           118,376
Value Income Stock Fund ......    109,891         (119,851)            (9,960)



8. Concentration of Credit Risk

The E-Commerce Opportunity Fund invests a substantial portion of its assets in securities in the technology industry. Therefore, it may be more affected by economic and political developments in that industry than would be comparable general equity fund.

--------------------------------------------------------------------------------




Each International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

9. Common Trust Fund Conversion

On December 11, 1998, the SunTrust Quality Growth Stock Common Trust Fund of SunTrust was converted into the STI Classic Tax Sensitive Growth Stock Fund. The assets, which consisted of securities and related receivables, were converted on a tax free basis. At the time of conversion 3,874,558 of Trust Class shares were issued. The net assets of the Sun Trust Quality Growth Stock Common Trust Fund immediately before the conversion were $99,222,180, which included unrealized appreciation of $45,523,361.

10. CrestFunds Merger

The Board of Directors and shareholders of the CrestFunds approved a reorganization of the CrestFunds into STI Classic Funds which took place in May 1999. The following table summarizes certain relevant information of the Funds prior to and immediately after the business combinations in May 1999 and is unaudited:

                                         SHARES
                                       OUTSTANDING               UNREALIZED
                                        ON MERGER               APPRECIATION
CRESTFUNDS                                DATE                 (DEPRECIATION)
----------                         ------------------        -----------------
 Capital Appreciation
   Trust Shares .....................  7,017,951               $ 50,852,434
   Investor Class A .................    634,910                  4,570,273
   Investor Class B .................    405,693                    945,904
 Special Equity
   Trust Shares .....................  6,434,126                  8,484,235
   Investor Class A* ................    335,109                    461,214
   Investor Class B .................    439,353                   (115,351)
 Value Fund (1)
   Trust Shares ..................... 39,426,216                185,105,926
   Investor Class A .................  2,284,756                  7,740,403
   Investor Class B .................  2,164,932                  4,552,822
 Life Vision Balanced (1)
   Trust Shares .....................  8,168,631                  6,271,120
 Life Vision Growth and Income (1)
   Trust Shares .....................  2,130,709                  1,682,009
 Life Vision Maximum Growth (1)
   Trust Shares .....................  1,650,909                  2,180,220

* Investor Class A shares of CrestFund Special Equity were exchanged for Trust Shares of STI Small Cap Growth Stock.
(1) Represents the accounting  survivor in this business combination.



                                SHARES ISSUED       NET ASSETS         NAV
                                 IN BUSINESS          AFTER            PER
STI CLASSIC FUNDS                COMBINATION       COMBINATION        SHARE
-----------------              ---------------   ----------------    --------
 Capital Appreciation (1)
   Trust Shares ...............  8,202,045       $2,043,356,370       $17.02
   Investor Shares ............    738,260          321,669,847        16.93
   Flex Shares ................    474,357          165,340,901        16.58
 Small Cap Growth Stock (1)
   Trust Shares ...............  6,174,359          153,356,352        14.40
   Investor Shares                      --                   --           --
   Flex Shares ................    188,473            5,980,718        14.32
 Growth and Income
   Trust Shares ............... 39,426,216          649,230,675        16.47
   Investor Shares ............  2,284,756           37,909,335        16.59
   Flex Shares ................  2,164,932           35,677,567        16.48
 Life Vision Moderate Growth
   Trust Shares ...............  8,168,631           89,406,305        10.95
 Life Vision Growth and Income
   Trust Shares ...............  2,130,709           22,352,880        10.49
 Life Vision Aggressive Growth
   Trust Shares ...............  1,650,909           19,002,404        11.51





11. Fund Reorganizations

On December 10, 1999 the Small Cap Growth Stock Fund and the International Equity Fund acquired all of the assets of the Sunbelt Equity Fund and Emerging Markets Equity Fund, respectively, pursuant to the plan of reorganization approved by Sunbelt Equity Fund and Emerging Markets Equity Fund on December 10, 1999. The following table summarizes certain relevant information of these funds prior to and immediately after the business combination on December 10, 1999 and is unaudited.

                                         SHARES
                                       OUTSTANDING               UNREALIZED
                                        ON MERGER               APPRECIATION
STI CLASSIC FUNDS                         DATE                 (DEPRECIATION)
-----------------                   ------------------        -----------------
 Emerging Markets Equity
   Trust Shares ....................    2,393,361               $    55,572*
 Sunbelt Equity
   Trust Shares ....................    9,176,663                25,562,904
   Investor Shares .................    1,261,749                 1,907,642
   Flex Shares .....................      287,227                (1,283,351)
  * Includes unrealized gain on investments and unrealized loss on foreign currency
(1) Represents the accounting survivor in this business combination.

                                SHARES ISSUED       NET ASSETS         NAV
                                 IN BUSINESS          AFTER            PER
STI CLASSIC FUNDS                COMBINATION       COMBINATION        SHARE
-----------------              ---------------   ----------------    --------
 International Equity (1)
   Trust Shares ...............   1,794,029        $575,635,094       $12.22
 Small Cap Growth Stock (1)
   Trust Shares ...............   5,705,132         305,649,316        16.46
   Investor Shares ............     758,425          12,481,372        16.46
   Flex Shares ................     170,464           9,892,809        16.26

NOTES TO FINANCIAL STATEMENTS   (concluded)
--------------------------------------------------------------------------------

STI CLASSIC EQUITY FUNDS  MAY 31, 2000




12. ESC Strategic Funds Merger

The Board of Directors and shareholders of the ESC Funds approved a reorganization of the ESC Funds into STI Classic Funds which took place at the close of business on March 24, 2000. The following table summarizes certain relevant information of the Funds prior to and immediately after the business combinations on March 24, 2000 and is unaudited.

                                           SHARES
                                       OUTSTANDING               UNREALIZED
                                        ON MERGER               APPRECIATION
ESC FUNDS                                 DATE                 (DEPRECIATION)
-----------------                   ------------------        -----------------
 Appreciation Fund
   Class A .........................     870,690                $ 2,501,314
   Class D .........................     175,438                 (1,297,012)

 Small Cap Fund
   Class A .........................   1,275,432                  6,276,446
   Class D .........................     480,442                  2,865,501

 Small Cap II Fund
   Class A .........................     500,936                  2,188,506
   Class D .........................     317,826                  1,262,314

 International Equity
   Class A .........................     170,094                    315,475*
   Class D .........................      96,927                    (22,816)*


 * Includes unrealized gain on investments and unrealized loss on foreign currency
(1) Represents the accounting survivor in this business combination.

                                SHARES ISSUED       NET ASSETS         NAV
                                 IN BUSINESS          AFTER            PER
STI CLASSIC FUNDS                COMBINATION       COMBINATION        SHARE
-----------------              ---------------   ----------------    --------
 Growth and Income Fund(1)
   Investor Shares .............    502,426        50,200,825         15.90
   Flex Shares .................     97,459        62,797,756         15.76

 Small Cap Growth Stock Fund(1)
   Investor Shares .............  1,335,449        47,582,016         20.55
   Flex Shares .................    495,872        27,591,623         20.27

 Small Cap Growth Stock Fund(1)
   Investor Shares .............    341,148        47,582,016         20.55
   Flex Shares .................    216,285        27,591,623         20.27

 International Equity(1)
   Investor Shares .............    103,172        11,187,283         12.04
   Flex Shares .................     57,124        12,018,530         11.65

13. Subsequent Event

Effective June 30, 2000,  SunTrustBanks,  Inc. reorganized all of the investment
management   functions  of  its  three  institutional  money  management  units, including SunTrust Bank, into Trusco Capital Management, Inc.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



To the Shareholders and Board of Trustees of STI Classic Funds:

We have audited the accompanying statements of net assets of the Balanced, Capital Appreciation, Core Equity, Growth & Income, International Equity Index, Life Vision Aggressive Growth, Life Vision Growth & Income, and Life Vision Moderate Growth, Mid-Cap Equity, Small Cap Growth Stock, Small Cap Value Equity, Tax Sensitive Growth Stock, and Value Income Stock Funds of STI Classic Funds, and the statements of assets and liabilities, including the schedule of investments, of the E-Commerce Opportunity and International Equity Funds of STI Classic Funds (the "Trust") as of May 31, 2000, and the related statements of operations, changes in net assets, and financial highlights for the periods presented, excluding the periods indicated below. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes for the year ended November 30, 1998 and financial highlights for the periods prior to May 31, 1999, for the Growth & Income Fund and the Life Vision Aggressive Growth, Life Vision Growth & Income, and Life Vision Moderate Growth Portfolios, were audited by other auditors whose report, dated January 15, 1999, expressed an unqualified opinion on this information.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and the application of alternative auditing procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us present fairly, in all material respects, the financial position of the Balanced, Capital Appreciation, Core Equity, E-Commerce Opportunity, Growth & Income, International Equity, International Equity Index, Life Vision Aggressive Growth, Life Vision Growth & Income, and Life Vision Moderate Growth, Mid-Cap Equity, Small Cap Growth Stock, Small Cap Value Equity, Tax Sensitive Growth Stock, and Value Income Stock Funds of STI Classic Funds as of May 31, 2000, the results of their operations, changes in their net assets, and financial highlights for each of the periods described in the first paragraph above, in conformity with accounting principles generally accepted in the United States..





ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania

July 18, 2000

NOTICE TO SHAREHOLDERS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000                                 UNAUDITED



For shareholders that do not have a May 31, 2000 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2000, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended May 31, 2000, each portfolio is designating the following items with regard to distributions paid during the year:


                                             LONG TERM                                                                FOREIGN
                                            (20% RATE)      ORDINARY                                                    TAX
                                           CAPITAL GAIN      INCOME      TAX-EXEMPT      TOTAL      QUALIFYING      WITHHOLDING
FUND                                       DISTRIBUTION   DISTRIBUTIONS   INTEREST   DISTRIBUTIONS  DIVIDENDS (1) PASS THROUGH (2)
--------                                   ------------   -------------  ----------  -------------  ------------- ----------------
Balanced Fund                                 36.71%          63.29%         --%        100.00%        22.87%            --%
Capital Appreciation Fund                     65.94%          34.06%         --%        100.00%        27.41%            --%
Core Equity Fund                                 --%             --%         --%            --%           --%            --%
E-Commerce Opportunity Fund                      --%             --%         --%            --%           --%            --%
Growth and Income Fund                        74.02%          25.98%         --%        100.00%        92.63%            --%
International Equity Fund                     58.24%          41.76%         --%        100.00%           --%          2.80%
International Equity Index Fund               48.14%          51.86%         --%        100.00%           --%         40.47%
Life Vision Aggressive Growth Fund            59.38%          40.62%         --%        100.00%           --%            --%
Life Vision Growth and Income Fund            43.51%          56.49%         --%        100.00%           --%            --%
Life Vision Moderate Growth Fund              50.19%          49.81%         --%        100.00%           --%            --%
Mid-Cap Equity Fund                          100.00%             --%         --%        100.00%           --%            --%
Small Cap Growth Stock Fund                   52.22%          47.78%         --%        100.00%        11.73%            --%
Small Cap Value Equity Fund                      --%         100.00%         --%        100.00%        89.39%            --%
Value Income Stock Fund                       35.76%          64.24%         --%        100.00%        71.38%            --%


--------------------------
(1) Qualifying  dividends  represent  dividends  which qualify for the corporate dividends received deduction  and is reflected  as a  percentage  of "Ordinary Income Distributions".
(2) Foreign tax credit pass through represents the amount eligible  for the  foreign  tax  credit and is  reflected  as a percentage of "Ordinary Income Distributions".

                               INVESTMENT ADVISER
                         Trusco Capital Management, Inc.

STI Classic Funds are not deposits, are not insured or guaranteed by the FDIC or any other government agency, and are not endorsed by and do not constitute obligations of SunTrust Banks, Inc. or any other of its affiliates. Investment in the Fundsinvolves risk, including the possible loss of principal. There is no guarantee that any STI Classic Fund will achieve its investment objective. The STI Classic Funds are advised by affiliates of SunTrust Banks, Inc.

                                  DISTRIBUTOR
                        SEI Investments Distribution Co.

              This information must be preceded or accompanied by
                 a current prospectus for each Fund described.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS MAY 31, 2000



FLORIDA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (89.2%)
FLORIDA (79.5%)
   Brevard County, Health Facilities
     Authority, Holmes Regional
     Medical Center Project, RB, MBIA
     Callable 10/01/03 @ 102
     5.700%, 10/01/08                  $3,000      $  3,038
   Broward County, Port Facilities
     Authority, Ser C, RB, AMT, MBIA
     5.375%, 09/01/08                   3,360         3,339
   Citrus County, Pollution Control
     Authority, Florida Power, Crystal
     River, Ser B, RB Callable
     08/01/02 @ 102
     6.350%, 02/01/22                     335           337
   Dade County, Aviation, Ser A, RB,
     AMBAC Callable 10/01/05 @ 102
     6.000%, 10/01/09                     500           520
   Dade County, Aviation Revenue,
     Ser B, RB, AMT, MBIA Callable
     10/01/02 @ 102
     6.600%, 10/01/22                     825           844
   Dade County, Educational Facilities
     Authority, University of Miami,
     Ser A, RB, MBIA
     6.000%, 04/01/08                     505           527
   Dade County, Seaport, GO, MBIA
     6.500%, 10/01/09                   1,000         1,084
   Dade County, Ser CC, GO, AMBAC
     7.125%, 10/01/15                   1,000         1,149
   Daytona Beach, Water & Sewer
     Authority, Ser 1978, RB, ETM
     Callable 11/15/00 @ 101.75
     6.750%, 11/15/07                   1,000         1,050
   Deerfield Beach, Water & Sewer
     Authority, RB, FGIC
     6.125%, 10/01/06                     250           259
   Florida State, Board of Education,
     Capital Outlay, Public Education,
     Ser B, GO Prerefunded @ 101(F)
     6.000%, 06/01/01                   1,000         1,022
   Florida State, Board of Education,
     Capital Outlay, Public Education,
     GO Callable 06/01/02 @ 101
     6.400%, 06/01/19                   1,300         1,340
   Florida State, Board of Education,
     Capital Outlay, Ser A, GO
     Callable 01/01/09 @ 101
     4.750%, 01/01/19                   1,860         1,579
   Florida State, Board of Education,
     Capital Outlay, Ser A, GO
     6.100%, 06/01/00                     125           125

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
FLORIDA--CONTINUED
   Florida State, Board of Education,
     Capital Outlay, Ser C, ETM, GO
     Callable 06/22/00 @ 100
     7.100%, 06/01/07                  $  190       $   192
   Florida State, Department of
     Transportation, Right of Way,
     Ser A, GO Callable 07/01/07 @ 101
     5.000%, 07/01/22                     500           434
   Florida State, Finance Department
     of General Services,
     Environmental Preservation 2000,
     Ser A, RB, AMBAC Callable
     07/01/07 @ 101
     5.000%, 07/01/13                   1,200         1,138
   Florida State, Finance Department
     of General Services, Environmental
     Protection, Ser B, RB, AMBAC
     6.000%, 07/01/12                   2,000         2,093
   Florida State, Finance Department of
     General Services, Save Our Coast,
     Department of National Resources,
     RB, MBIA Prerefunded @ 101 (F)
     6.500%, 07/01/01                     720           740
   Florida State, Finance Department of
     General Services, Department of
     Natural Resources, Preservation
     2000, Ser A, RB, AMBAC
     Prerefunded @ 102 (F)
     6.750%, 07/01/01                      80            83
   Florida State, Housing Financing
     Authority, Homeowner Mortgage,
     Ser 7, RB, AMT, FSA Callable
     07/01/09 @ 100
     5.200%, 01/01/31                   1,000           977
   Florida State, Ports Financing
     Commission, Transportation
     Trust Fund, RB, AMT, FGIC
     Callable 10/01/09 @ 101
     5.250%, 10/01/13                   1,305         1,244
     5.375%, 10/01/15                   1,000           951
   Florida State, Turnpike Authority,
     Ser A, RB, FSA Callable
     07/01/09 @ 101
     5.000%, 07/01/22                   3,545         3,083
   Gainesville, Utility Systems,
     Ser A, RB
     5.750%, 10/01/04                   1,000         1,026
   Hillsborough County, Industrial
     Development Authority,
     University Community Hospital,
     RB, MBIA
     6.500%, 08/15/19                     145           157

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
FLORIDA--CONTINUED
   Indian, Trace Community, Community
     Development District, Water
     Management Split Benefit,
     Ser A-1, RB, MBIA Callable
     05/01/05 @ 102
     5.500%, 05/01/07                  $  330        $  335
   Jacksonville, Excise Tax, Ser B, RB,
     AMT, FGIC Callable
     10/01/01 @ 101
     5.200%, 10/01/04                   1,500         1,499
   Jacksonville, Sales Tax Authority,
     River City Renaissance Project,
     RB, FGIC
     6.000%, 10/01/04                   2,430         2,517
   Keys, Aqueduct Authority, RB,
     AMBAC Prerefunded @ 101(F)
     6.750%, 09/01/01                     170           176
   Lakeland, Electric & Water Authority,
     First Lien, Ser B, RB, FSA
     6.550%, 10/01/05                   2,590         2,753
   Lakeland, Electric & Water Authority,
     First Lien, Ser C, RB, FSA
     6.050%, 10/01/07                   1,000         1,050
   Lee County, Industrial Development
     Authority, Bonita Springs Utilities
     Project, RB, AMT, MBIA Callable
     11/01/06 @ 101
     5.750%, 11/01/10                   1,480         1,498
   Lee County, Water & Sewer
     Authority, Ser A, RB, AMBAC
     Callable 10/01/09 @ 101
     4.750%, 10/01/19                   1,720         1,460
   Miami, Parking Facilities Authority,
     RB, MBIA
     5.250%, 10/01/15                   1,000           959
   Miami-Dade County, Educational
      Authority, Ser A, RB, AMBAC
     Callable 04/01/10 @ 101
     5.500%, 04/01/19                   1,405         1,346
   North Broward, Hospital District,
     RB, ETM, MBIA
     5.950%, 01/01/01                   1,000         1,008
   Orange County, Health Facilities
     Authority, Ser A, RB, ETM, MBIA
     6.250%, 10/01/07                   2,120         2,245
   Orlando, Aviation Authority, Airport
     Facilities, RB, AMT, FGIC
     5.250%, 10/01/13                     725           692
     5.500%, 10/01/17                   1,810         1,755
   Orlando, Aviation Authority, Airport
     Facilities, Ser A, RB, AMT, AMBAC
     Callable 10/01/03 @ 102
     5.400%, 10/01/06                   1,340         1,344

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
FLORIDA--CONTINUED
   Orlando, Utilities Commission
     Water & Sewer Authority,
     Sub-Ser D, RB
     6.750%, 10/01/17                  $5,385       $ 5,991
   Osceola County, School Board
     Certificates Authority, Ser A,
     COP, AMBAC
     6.250%, 06/01/01                   1,080         1,097
   Palm Beach County, Acquisitions
     Program Authority, Ser B, GO
     Callable 08/01/09 @101
     5.375%, 08/01/15                   1,000           968
   Palm Beach County, Apartment
     System Authority, RB, MBIA
     Callable 10/01/01 @ 102
     7.625%, 10/01/04                   1,410         1,482
   Palm Beach County, Solid Waste
     Authority, Ser A, RB, ETM, AMBAC
     6.000%, 10/01/09                     300           315
   Pensacola, Airport Authority,
     Ser A, RB, AMT, MBIA
     6.250%, 10/01/09                     505           532
   Pensacola, Airport Authority,
     Ser A, RB, AMT, MBIA
     Callable 10/01/08 @ 102
     6.000%, 10/01/12                   1,075         1,102
   Pinellas County, Health Facilities
     Authority, Morton Plant Health
     Systems Project, RB, MBIA
     Callable 11/15/03 @ 102
     5.500%, 11/15/08                   1,500         1,506
   Plant City, Utility System, RB, MBIA
     6.000%, 10/01/15                     400           418
   Polk County, Utility System,
     RB, ETM, FGIC
     6.000%, 10/01/08                   2,250         2,329
   Reedy Creek, Improvement District,
     Ser 1991-1, RB, MBIA
     Prerefunded  @ 101(F)
     6.250%, 10/01/01                     405           416
   South Broward, Hospital District
     Authority, RB, AMBAC Callable
     05/01/03 @ 102
     7.500%, 05/01/08                   1,000         1,078
   Sunrise, Utility System Authority,
     RB, AMBAC Callable
     10/01/18 @ 100
     5.000%, 10/01/28                   1,500         1,292
   Tallahassee, Energy Systems
     Authority, Ser A, RB, FSA
     Callable 10/01/08 @ 101
     5.000%, 10/01/28                   5,040         4,286

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



FLORIDA TAX-EXEMPT BOND FUND--CONCLUDED
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
FLORIDA--CONTINUED
   Tampa, Allegany Health Systems
     Authority, St Mary's Hospital,
     RB, ETM, MBIA Callable
     12/01/03 @ 102
     5.000%, 12/01/12                  $7,280       $ 6,960
   Tampa, Guaranteed Entitlement, RB,
     AMBAC Callable 10/01/01 @ 102
     7.050%, 10/01/07                   1,000         1,045
   Tampa, Special Utility, TA, AMBAC
     Callable 10/01/01 @ 102
     6.900%, 10/01/09                   1,500         1,564
   Tampa, Sports Authority, Local
     Option Sales Tax, Stadium Project,
     RB, MBIA Callable 01/01/07 @ 101
     5.250%, 01/01/27                   3,000         2,688
                                                   --------
                                                     84,037
                                                   --------
PUERTO RICO (9.7%)
   Commonwealth, Aqueduct & Sewer
     Authority, RB, MBIA
     6.250%, 07/01/12                   1,000         1,076
   Commonwealth, Electric Power
     Authority, Ser S, RB
     5.500%, 07/01/00                     200           200
   Commonwealth, Electric Power
     Authority, Ser X, RB
     Prerefunded @ 102 (F)
     6.125%, 07/01/05                     240           258
   Commonwealth, Highway &
     Transportation Authority,
     Ser Z, RB, MBIA
     6.250%, 07/01/14                   3,000         3,228
   Commonwealth, Municipal Financing
     Agency, Ser A, GO, FSA
     Callable 08/01/09 @ 101
     5.500%, 08/01/23                   2,340         2,231
   Commonwealth, Public Buildings
     Authority, Government Facilities,
     Ser A, RB, AMBAC
     6.250%, 07/01/13                   1,000         1,077
     6.250%, 07/01/14                     750           807
   Commonwealth, Public
     Improvements, GO, MBIA
     Callable 07/01/07 @ 100
     5.375%, 07/01/25                   1,500         1,390
                                                   --------
                                                     10,267
                                                   --------
Total Municipal Bonds
     (Cost $96,770)                                  94,304
                                                   --------
--------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
CASH EQUIVALENTS (8.6%)
   AIM Management Institutional
     Tax Free Fund                  4,512,541      $  4,513
   SEI Institutional Tax Free Fund  4,576,465         4,576
                                                   --------
Total Cash Equivalents
     (Cost $9,089)                                    9,089
                                                   --------
Total Investments (97.8%)
   (Cost $105,859)                                  103,393
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (2.2%)              2,313
                                                   --------
NET ASSETS:
Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 9,244,819 outstanding shares of
   beneficial interest                               97,121
Fund shares of Investor Shares (unlimited
   authorization -- no par value) based
   on 285,455 outstanding shares of
   beneficial interest                                2,838
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 970,788 outstanding shares of
   beneficial interest                               10,500
Distributions in excess of net
   investment income                                     (5)
Accumulated net realized loss
   on investments                                    (2,282)
Net unrealized depreciation
   on investments                                    (2,466)
                                                   --------
Total Net Assets (100.0%)                          $105,706
                                                   ========
Net Asset Value and Redemption
   Price Per Share -- Trust Shares                  $ 10.06
                                                   ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares               $ 10.07
                                                   ========
Maximum Offering Price Per Share --
   Investor Shares ($10.07 / 96.25%)                $ 10.46
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)               $ 10.09
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

--------------------------------------------------------------------------------


GEORGIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (93.5%)
GEORGIA (93.5%)
   Albany-Dougherty County, State
     Hospital Authority, Ser B, RB,
     AMBAC Prerefunded @ 102 (F)
     7.500%, 09/01/00                  $  255        $  262
   Athens, Water & Sewer
     Authority, RB, ETM
     5.700%, 07/01/00                     165           165
   Atlanta, Airport Facilities
     Authority, RB, AMBAC
     6.000%, 01/01/03                   1,000         1,021
     6.000%, 01/01/04                     500           514
     6.500%, 01/01/06                   1,000         1,058
   Atlanta, Water & Sewer
     Authority, RB, ETM
     6.000%, 01/01/11                   1,000         1,044
   Augusta, Water & Sewer
     Authority, RB Prerefunded
     @ 102 (F)
     6.200%, 05/01/02                     130           135
   Bibb County, GO
     7.000%, 01/01/04                     985         1,043
   Brunswick, Water & Sewer
     Authority, RB, MBIA
     6.100%, 10/01/14                   1,000         1,051
   Carroll County, Water Authority,
     RB, AMBAC Callable
     07/01/09 @ 102
     5.000%, 07/01/10                     720           693
   Catoosa, Utility District Authority,
     RB, MBIA Callable
     04/01/09 @ 102
     5.000%, 04/01/12                     710           670
   Cherokee County, School System, GO
     5.000%, 02/01/12                   1,690         1,611
     5.000%, 02/01/13                   1,370         1,297
   Clarke County, Hospital Authority,
     Athens Regional Medical Center
     Project, RB, MBIA
     5.375%, 01/01/07                   1,425         1,431
   Clayton County, Water & Sewer
     Authority, RB, AMBAC Callable
     05/01/06 @ 102
     5.350%, 05/01/09                     800           800
   Cobb County, Water & Sewer
     Authority, RB Callable
     07/01/04 @102
     5.125%, 07/01/06                   1,000           998
   Cobb-Marietta County, Coliseum
     & Expo Project, RB, MBIA
     5.500%, 10/01/12                     940           939
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
GEORGIA--CONTINUED
   Cobb-Marietta County, Water
     Authority, RB
     5.000%, 11/01/03                 $ 1,255       $ 1,252
     5.100%, 11/01/04                   1,000         1,000
   Columbia County, Courthouse/
     Detention Center Projects, GO
     Callable 02/01/08 @ 102
     5.000%, 02/01/10                     720           690
   Dalton, Utilities Authority, RB, MBIA
     6.000%, 01/01/08                   3,240         3,380
   Dalton-Whitfield County, Hospital
     Authority, RB Prerefunded
      @ 102 (F)
     7.000%, 07/01/00                     355           363
   DeKalb County, Development
     Authority, Emory University
     Project, Ser A, RB
     5.375%, 11/01/05                   1,650         1,669
   DeKalb County, Development
     Authority, Emory University
     Project, Ser A, RB Callable
     11/01/05 @ 101
     5.200%, 11/01/08                     500           498
   DeKalb County, School District,
     Ser A, GO
     6.250%, 07/01/11                   1,500         1,609
   Douglasville - Douglas County,
     Water & Sewer Authority, RB,
     AMBAC
     5.625%, 06/01/15                   1,370         1,381
   Fayette County, School District,
     GO, ETM
     6.250%, 03/01/07                     450           474
   Fayette County, Water Authority,
     Ser 1985-A, RB, ETM, MBIA
     Callable 10/01/00 @ 100
     8.550%, 10/01/01                     300           314
   Forsyth County, Water & Sewer
     Authority, RB
     5.000%, 04/01/04                   1,000           996
   Forsyth County, Water & Sewer
     Authority, RB, Callable
     04/01/08 @ 101
     5.000%, 04/01/09                   1,000           971
   Forsyth County, School District,
     GO Callable 02/01/10 @ 102
     5.750%, 02/01/11                   3,000         3,062
     6.000%, 02/01/15                   1,000         1,024
   Forsyth County, School District, GO
     6.400%, 07/01/05                     750           790
     6.500%, 07/01/06                   1,000         1,064

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



GEORGIA TAX-EXEMPT BOND FUND--CONCLUDED
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
GEORGIA--CONTINUED
   Forsyth County, School District,
     GO, MBIA Prerefunded  @ 102 (F)
     5.350%, 07/01/05                  $  780        $  800
   Fulton County, Hospital Authority,
     Northside Hospital Project, Ser B,
     RB, MBIA Prerefunded @ 102 (F)
     6.600%, 10/01/02                   2,000         2,104
   Fulton County, School District, GO
     5.250%, 01/01/12                   1,000           981
     6.375%, 05/01/17                     500           538
   Fulton County, Water & Sewer
     Authority, RB, ETM, FGIC
     6.375%, 01/01/14                   1,000         1,075
   Georgia State, Ser A, GO
     6.250%, 04/01/11                   1,000         1,074
   Georgia State, Ser C, GO
     6.500%, 04/01/08                   1,000         1,077
     6.250%, 08/01/08                   1,360         1,447
     6.250%, 08/01/13                     650           699
     6.250%, 08/01/13                   1,000         1,075
   Georgia State, Ser D, GO
     6.700%, 08/01/10                   2,250         2,484
   Georgia State, Housing & Financial
     Authority, Single-Family Mortgage,
     Sub-Ser B-1, RB Callable
     06/01/05 @ 102
     5.550%, 12/01/07                     550           550
   Georgia State, Housing & Financial
     Authority, Single-Family Mortgage,
     Sub-Ser B-1, RB, FHA
     Callable 06/01/06 @ 102
     5.550%, 12/01/10                     325           324
     5.600%, 12/01/11                     450           448
   Georgia State, Housing & Financial
     Authority, Single-Family Mortgage,
     Sub-Ser C-1, RB Callable
     12/01/07 @ 101.50
     5.550%, 12/01/16                     500           481
   Georgia State, Municipal Electric
     Authority, RB, ETM Callable
     06/22/00 @ 100
     8.000%, 01/01/15                   1,900         2,320
   Gwinnett County, Recreation
     Authority, RB
     5.800%, 02/01/06                     785           808
     5.875%, 02/01/07                     500           517
   Gwinnett County, School District,
     Ser B, GO
     6.400%, 02/01/06                     500           529
     6.400%, 02/01/07                   1,500         1,594
   Hall County, School District,
     Ser B, GO
     6.300%, 12/01/05                     675           710
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
GEORGIA--CONTINUED
   Henry County, Henry Medical
     Center Project, RB, AMBAC
     Prerefunded @ 102 (F)
     5.500%, 07/01/07                 $ 1,640       $ 1,683
   Henry County, Henry Medical
     Center Project, RB, AMBAC
     Callable 07/01/07 @ 102
     5.500%, 07/01/08                     545           550
   Henry County, School District,
     Ser A, GO
     6.150%, 08/01/06                     150           157
     6.300%, 08/01/08                     300           319
     6.450%, 08/01/11                     500           537
   Henry County, School District,
     Ser A, GO, MBIA
     5.500%, 08/01/01                     350           353
   Henry County, Water & Sewer
     Authority, RB, AMBAC
     6.150%, 02/01/20                   2,250         2,339
   Houston County, School District,
     Intergovernmental Contract,
     COP, MBIA Prerefunded  @ 102 (F)
     6.000%, 03/01/04                   2,000         2,094
   Jackson County, School District,
     GO Callable 07/01/08 @ 101
     5.000%, 07/01/10                   1,020           982
   Medical Center Hospital Authority,
     Columbus Regional Health Care
     System, RB, MBIA
     Prerefunded @ 102 (F)
     6.000%, 08/01/05                   1,340         1,410
   Meriwether County, School District,
     GO, FSA
     7.000%, 02/01/06                     740           802
   Metropolitan Atlanta, Rapid
     Transportation Authority,
     Ser A, RB, MBIA
     6.250%, 07/01/07                     500           528
   Metropolitan Atlanta, Rapid
     Transportation Authority, Ser N, RB
     6.000%, 07/01/07                   1,000         1,035
   Metropolitan Atlanta, Rapid
     Transportation Authority,
     Ser P, RB, AMBAC
     6.250%, 07/01/08                   1,000         1,060
   Milledgeville, Water & Sewer
     Authority, RB, FSA
     6.000%, 12/01/16                   1,000         1,032
     6.000%, 12/01/21                   1,000         1,013

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
GEORGIA--CONTINUED
   Newton County, Hospital Authority,
     Newton Health Systems Project,
     RB, AMBAC Callable
     02/01/10 @ 101
     5.750%, 02/01/11                  $  780        $  787
5.750%, 02/01/12                          825           828
   Paulding County, School District,
     GO, MBIA
     6.000%, 02/01/10                   1,000         1,043
   Paulding County, School District,
     Ser A, GO
     6.625%, 02/01/07                   1,000         1,073
     6.625%, 02/01/08                     525           566
   Private Colleges & Universities,
     Agnes Scott College Project, RB,
     MBIA Callable 06/01/09 @ 101
     5.250%, 06/01/10                   1,360         1,344
   Private Colleges & Universities,
     Emory University Project, Ser A,
     RB, Callable 11/01/07 @ 101
     5.000%, 11/01/10                   1,000           962
   Private Colleges & Universities,
     Mercer University Project, RB,
     ETM, MBIA
     6.400%, 11/01/11                   1,675         1,816
   Private Colleges & Universities,
     Mercer University Project, Ser A,
     RB Callable 10/01/09 @ 101
     5.250%, 10/01/13                   1,000           915
   Rome, Water & Sewer Authority,
     RB, AMBAC
     5.250%, 01/01/09                     775           769
   Savannah, Water & Sewer Authority,
     RB, ETM Callable 12/01/00
     6.450%, 12/01/04                   1,000         1,054
   Upper Oconee, Basin Water
     Authority, RB, FGIC Callable
     07/01/08 @ 102
     5.000%, 07/01/12                     500           469
   Vidalia, Water & Sewer Authority,
     RB, ETM Callable 07/01/00 @ 101
     6.000%, 07/01/07                     605           632
   Walker, Dade & Catoosa Counties,
     Hutchinson Medical, Ser A, RB,
     FSA Callable 10/01/07 @ 102
     5.500%, 10/01/08                   1,370         1,374
                                                   --------
                                                     86,430
                                                   --------
Total Municipal Bonds
     (Cost $89,672)                                  86,430
                                                   --------
--------------------------------------------------------------------------------

                                     SHARES       VALUE (000)
--------------------------------------------------------------------------------
CASH EQUIVALENTS (5.1%)
   AIM Management Institutional
     Tax Free Portfolio             2,010,202      $  2,010
   SEI Institutional Tax Free Fund  2,682,922         2,683
                                                   --------
Total Cash Equivalents
     (Cost $4,693)                                    4,693
                                                   --------
Total Investments (98.6%)
   (Cost $94,365)                                    91,123
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (1.4%)              1,322
                                                   --------
NET ASSETS:
Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 8,544,266 outstanding shares of
   beneficial interest                               84,551
Fund shares of Investor Shares (unlimited
   authorization -- no par value) based
   on 258,359 outstanding shares of
   beneficial interest                                2,529
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 928,499 outstanding shares of
   beneficial interest                                9,444
Distributions in excess of net
   investment income                                     (1)
Accumulated net realized loss on
   investments                                         (836)
Net unrealized depreciation on investments           (3,242)
                                                   --------
Total Net Assets (100.0%)                           $92,445
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $ 9.50
                                                   ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares                $ 9.51
                                                   ========
Maximum Offering Price Per Share --
   Investor Shares ($9.51 / 96.25%)                  $ 9.88
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                $ 9.51
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000

HIGH INCOME FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION (47.2%)
   U.S. Treasury Bill
     5.866%, 09/07/00                  $1,475        $1,452
                                                     ------
Total U.S. Treasury Obligation
     (Cost $1,452)                                    1,452
                                                     ------
CORPORATE BONDS (49.4%)
INDUSTRIAL (34.1%)
   Canandaigua Brands
     Callable 03/01/04 @ 104.25
     8.500%, 03/01/09                     100            91
   Echostar DBS
     Callable 02/01/04 @ 104.689
     9.375%, 02/01/09                     100            94
   Finlay Fine Jewelry
     Callable 05/01/03 @ 104.188
     8.375%, 05/01/08                     100            89
   Hollywood Park, Ser B
     Callable 08/01/02 @ 104.75
     9.500%, 08/01/07                     100            99
   Lyondell Chemical
     9.625%, 05/01/07                     100            97
   NBTY, Ser B
     Callable 09/15/02 @ 104.313
     8.625%, 09/15/07                     100            87
   Playtex Family Products
     Callable 08/16/00 @ 103
     9.000%, 12/15/03                     100            96
   Polaroid
     11.500%, 02/15/06                    100           101
   Primedia Callable 04/01/03 @ 103.813
     7.625%, 04/01/08                     100            89
   R&B Falcon
     9.500%, 12/15/08                     100            98
   Waste Management
     6.625%, 07/15/02                     115           108
                                                     ------
                                                      1,049
                                                     ------
TELEPHONE (6.2%)
   Nextel Communications
     Callable 11/15/04 @ 104.688
     9.375%, 11/15/09                     100            94
   Rural Cellular
     Callable 05/15/03 @ 104.813
     9.625%, 05/15/08                     100            97
                                                     ------
                                                        191
                                                     ------
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
TRANSPORTATION (NON-RAIL--9.1%)
   Continental Airlines
     8.000%, 12/15/05                    $100        $   89
   Greyhound Lines
     Callable 04/15/02 @ 105.75
     11.500%, 04/15/07                    290           191
                                                     ------
                                                        280
                                                     ------
Total Corporate Bonds
     (Cost $1,682)                                    1,520
                                                     ------
REPURCHASE AGREEMENT (4.1%)
   JP Morgan
     6.250%, dated 05/31/00, matures
     06/01/00, repurchase price
     $124,620 (collateralized by a
     U.S. Treasury Note: total market
     value $127,124) (G)                  125        $  125
                                                     ------
Total Repurchase Agreement
     (Cost $125)                                        125
                                                     ------
Total Investments (100.7%)
   (Cost $3,259)                                      3,097
                                                     ------
OTHER ASSETS AND LIABILITIES, NET (-0.7%)               (22)
                                                     ------
NET ASSETS:
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 390,031 outstanding shares of
   beneficial interest                                4,006
Accumulated net realized loss on
   investments                                         (769)
Net unrealized depreciation on investments             (162)
                                                     ------
Total Net Assets (100.0%)                            $3,075
                                                     ======
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                $ 7.88
                                                     ======

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.



  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

--------------------------------------------------------------------------------


INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (26.3%)
   U.S. Treasury Bonds
     7.500%, 11/15/16                 $56,050      $ 61,986
     8.750%, 08/15/20                  77,250        97,405
   U.S. Treasury Notes
     6.500%, 08/31/01                  88,000        87,708
     6.500%, 02/15/10                  26,350        26,728
                                                   --------
Total U.S. Treasury Obligations
     (Cost $269,854)                                273,827
                                                   --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (10.2%)
   FHLMC
     7.375%, 05/15/03                  51,250        51,266
     5.750%, 03/15/09                  16,375        14,512
   FNMA
     7.125%, 01/15/30                  41,900        40,719
                                                   --------
Total U.S. Agency Mortgage-Backed
     Obligations
     (Cost $107,560)                                106,497
                                                   --------
CORPORATE OBLIGATIONS (48.4%)
BANKS (4.1%)
   Wachovia
     5.625%, 12/15/08                  13,150        11,145
   Washington Mutual
     8.600%, 02/01/02                  18,000        18,113
     7.500%, 08/15/06                  13,525        12,984
                                                   --------
                                                     42,242
                                                   --------
FINANCE (19.7%)
   Aristar
     7.250%, 06/15/06                  26,800        25,594
   Associates
     6.250%, 11/01/08                  24,500        21,621
   Countrywide Home Loan
     6.850%, 06/15/04                  17,750        16,796
   Countrywide Home Loan,
     MTN, Ser F
     6.510%, 02/11/05                  23,300        21,378
   Donaldson Lufkin Jenrette, MTN
     6.150%, 05/04/04                   8,400         7,854
   Finova Capital
     7.250%, 11/08/04                  13,400        11,189
     7.250%, 07/12/06                  21,500        17,227
   Finova Capital, MTN, Ser E
     7.300%, 09/22/03                  28,850        24,919
   Household Finance
     7.200%, 07/15/06                  21,000        19,845
   Morgan Stanley Dean Witter
     MTN, Ser C
     7.375%, 04/15/03                  20,000        19,772
   Paine Webber Group, MTN, Ser C
     6.020%, 04/22/02                  20,250        19,465
                                                   --------
                                                    205,660
                                                   --------
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
INDUSTRIAL (11.4%)
   Avon Products
     7.150%, 11/15/09                 $ 8,650      $  8,055
   Cooper Tire & Rubber
     7.750%, 12/15/09                  22,700        21,494
   Dillards
     6.430%, 08/01/04                  24,550        21,082
   Florida Power & Light
     5.875%, 04/01/09                  30,500        27,031
   Marriot International, Ser C
     7.875%, 09/15/09                  24,600        23,585
   Philip Morris
     7.500%, 04/01/04                   8,700         8,352
   Times Mirror
     7.450%, 10/15/09                   9,500         9,144
                                                   --------
                                                    118,743
                                                   --------
LIFE/HEALTH INSURANCE (13.2%)
   Aon
     6.900%, 07/01/04                  35,000        33,687
   Conseco
     8.750%, 02/09/04                  41,600        28,496
     6.800%, 06/15/05                  22,700        14,982
     6.400%, 06/15/11                   8,800         6,600
   Provident
     7.000%, 07/15/18                  30,600        23,753
   Reliastar Financial
     8.000%, 10/30/06                  14,600        14,454
     6.500%, 11/15/08                  16,750        15,263
                                                   --------
                                                    137,235
                                                   --------
Total Corporate Obligations
     (Cost $563,100)                                503,880
                                                   --------
ASSET-BACKED OBLIGATION (3.6%)
   Commercial, Series 1999-1, Cl A2
     6.455%, 06/15/08                  41,750        37,998
                                                   --------
Total Asset-Backed Obligation
     (Cost $38,627)                                  37,998
                                                   --------
REPURCHASE AGREEMENTS (15.9%)
   Greenwich
     6.330%, dated 05/31/00, matures
     06/01/00, repurchase price
     $114,786,061 (collateralized by U.S.
     Treasury Note: total market
     value $117,062,258) (G)          114,766       114,766

STATEMENT OF NET ASSETS/SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



INVESTMENT GRADE BONDFUND--CONCLUDED
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
   Warburg Dillion
     6.330%, dated 05/31/00, matures
     06/01/00, repurchase price
     $30,811,734 (collateralized by U.S.
     Treasury Notes: total market
     value $31,425,526) (G)          $ 30,806     $  30,806
   Salomon Smith Barney
     6.330%, dated 05/31/00, matures
     06/01/00, repurchase price
     $20,005,261 (collateralized by U.S.
     Treasury STRIPS: total market
     value $20,427,914) (G)            20,002        20,002
                                                 ----------
Total Repurchase Agreements
     (Cost $165,574)                                165,574
                                                 ----------
Total Investments (104.4%)
   (Cost $1,144,715)                              1,087,776
                                                 ----------
SECURITIES PURCHASED PAYABLE  (-5.9%)               (61,806)
                                                 ----------
OTHER ASSETS AND LIABILITIES, NET (1.5%)             15,235
                                                 ----------
NET ASSETS:
Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 104,192,073 outstanding shares of
   beneficial interest                            1,093,168
Fund shares of Investor Shares (unlimited
   authorization -- no par value) based
   on 2,353,329 outstanding shares of
   beneficial interest                               25,310
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 2,091,237 outstanding shares of
   beneficial interest                               22,416
Distributions in excess of net
   investment income                                     (3)
Accumulated net realized loss
   on investments                                   (42,747)
Net unrealized depreciation on investments          (56,939)
                                                 ----------
Total Net Assets (100.0%)                        $1,041,205
                                                 ==========

--------------------------------------------------------------------------------

                                                  VALUE (000)
--------------------------------------------------------------------------------
Net Asset Value and Redemption
   Price Per Share -- Trust Shares               $     9.58
                                                 ==========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares            $     9.58
                                                 ==========
Maximum Offering Price Per Share --
   Investor Shares ($9.58 / 96.25%)              $     9.95
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)            $     9.59
                                                 ==========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE,SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

--------------------------------------------------------------------------------


INVESTMENT GRADE TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (98.9%)
ALABAMA (2.1%)
   Birmingham, Ser A, GO Callable
     04/01/08 @ 102
     5.000%, 04/01/19                 $ 2,000       $ 1,753
   Huntsville, Ser B, GO
     4.000%, 11/01/01                   1,410         1,389
                                                    -------
                                                      3,142
                                                    -------
ARIZONA (9.5%)
   Arizona State, Highway
     Transportation  Board, RB
     Callable 07/01/09 @ 100
     6.125%, 07/01/14                   6,020         6,240
   Maricopa County, Community
     College Project, Ser C, GO
     5.250%, 07/01/01                   5,000         5,030
   Maricopa County, Unified School
     District, GO, FGIC Callable
     07/01/01 @ 101
     6.400%, 07/01/10                   3,050         3,123
                                                    -------
                                                     14,393
                                                    -------
CALIFORNIA (1.4%)
   Orange County, Loma Ridge/Data
     Center Project, COP, AMBAC
     Callable 12/01/00 @ 101.5
     6.000%, 06/01/21                   2,075         2,147
                                                    -------
DISTRICT OF COLUMBIA (1.3%)
   District of Columbia, American
     College Obstetricians, RB,
     AMBAC Prerefunded @ 102 (F)
     6.500%, 08/15/01                   1,930         2,005
                                                    -------
FLORIDA (7.1%)
   Florida State, Department of
     Transportation, Right of Way,
     GO Prerefunded @101 (F)
     5.800%, 07/01/05                   1,400         1,454
   Orange County, Health Facilities
     Authority, Ser A, RB, MBIA
     6.250%, 10/01/12                   1,170         1,241
   Tampa, Occupational License Tax,
     Ser A, RB, FGIC (C)
     3.850%, 10/01/18                   4,500         4,500
   Tampa, Sports Authority, Local
     Option Sales Tax-Stadium Project,
     RB, MBIA Callable 01/01/07 @ 101
     5.250%, 01/01/27                   4,000         3,584
                                                    -------
                                                     10,779
                                                    -------
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
GEORGIA (1.4%)
   Georgia, Municipal Electric Power
     Authority, Ser Y, RB, MBIA
     6.500%, 01/01/17                 $ 1,985       $ 2,147
                                                    -------
ILLINOIS (8.8%)
   Chicago, School Finance Authority,
     Ser A, GO, FGIC Callable
     6/01/02 @102
     6.250%, 06/01/09                   6,000         6,217
   Cook County, Ser A, GO, FGIC
     Callable 11/15/08 @ 101
     5.000%, 11/15/15                   2,000         1,798
   Illinois State, Health Facilities
     Authority, Trinity Medical Center,
     RB, FSA Prerefunded @ 102 (F)
     7.000%, 07/01/02                   5,000         5,280
                                                    -------
                                                     13,295
                                                    -------
IOWA (1.4%)
   Des Moines, Public Parking System,
     Ser A, RB, FGIC Callable
     06/01/10 @ 100
     6.375%, 06/01/18                   2,005         2,076
                                                    -------
KENTUCKY (5.1%)
   Kentucky State, Economic
     Development Finance Authority,
     Health Alliance Project,
     Ser C, RB, MBIA (C)
     3.950%, 01/01/22                   7,800         7,800
                                                    -------
MARYLAND (2.4%)
   Washington, Suburban Sanitation
     District, 2nd Ser, GO Callable
     01/01/02 @ 102
     6.400%, 01/01/08                   3,500         3,625
                                                    -------
MASSACHUSETTS (0.8%)
   Boston,  Finance Housing Authority,
     City Hospital Project, Ser A, RB
     Callable 08/15/00 @ 102
     7.650%, 02/15/10                   1,260         1,293
                                                    -------
MICHIGAN (5.7%)
   Detroit, Sewer Disposal, Ser B, RB,
     MBIA (C)
     3.950%, 07/01/23                   5,500         5,500
   Michigan State, Building Authority,
     Ser II, RB Callable 10/01/01 @ 102
     6.750%, 10/01/11                   2,950         3,067
                                                    -------
                                                      8,567
                                                    -------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



INVESTMENT GRADE TAX-EXEMPT BOND FUND--CONCLUDED
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
MISSOURI (6.6%)
   Missouri State, Third Street Building
     Project, Ser A, GO Callable
     08/01/03 @102
     4.900%, 08/01/05                 $ 8,500       $ 8,426
   Missouri State, Health &
     Educational Facilities Authority,
     SSM Health Care Projects,
     Ser B, RB, ETM, MBIA Callable
     06/26/00 @ 102
     7.000%, 06/01/05                   1,500         1,533
                                                    -------
                                                      9,959
                                                    -------
NEW JERSEY (4.9%)
   New Jersey State, Transportation
     System, Ser A, RB
     5.625%, 06/15/13                   1,000         1,007
     5.750%, 06/15/15                   1,250         1,262
   New Jersey State, Transportation
     System, Ser A, RB, FSA Callable
     06/15/08 @ 100
     5.000%, 06/15/18                   1,000           892
   New Jersey State, Turnpike
     Authority, Ser C, RB, FSA
     6.500%, 01/01/16                   1,000         1,085
   New Jersey State, Turnpike
     Authority, Ser C, RB, MBIA
     6.500%, 01/01/16                   3,000         3,255
                                                    -------
                                                      7,501
                                                    -------
NEW YORK (8.4%)
   Metropolitan Transportation
     Authority, Service Contract,
     Ser Q, RB, MBIA Callable
     07/01/07 @ 101
     5.250%, 07/01/14                   3,345         3,182
   New York State, Dormitory
     Authority, City University
     System, Ser A, RB, FSA
     5.750%, 07/01/13                   1,250         1,275
   New York State, Dormitory
     Authority, City University
     System, 3rd Ser, RB, FGIC
     Callable 07/01/08 @101
     5.000%, 07/01/18                   1,750         1,557
   New York State, Dormitory
     Authority, City University
     System, 2nd Ser, RB, FSA
     5.750%, 07/01/18                   3,175         3,178
   Triborough Bridge & Tunnel
     Authority, Ser V, RB, FGIC
     Callable 01/01/01 @ 102
     6.875%, 01/01/05                   3,500         3,609
                                                    -------
                                                     12,801
                                                    -------
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
NORTH CAROLINA (0.7%)
   North Carolina State, Medical
     Care Community Hospital, Mercy
     Hospital Project, RB, ETM
     Callable 08/01/02 @ 102
     6.500%, 08/01/15                 $ 1,000       $ 1,047
                                                    -------
OHIO (1.1%)
   Cleveland, City School District,
     Ser A, GO, FGIC Callable
     12/01/02 @ 102
     5.875%, 12/01/11                   1,650         1,678
                                                    -------
SOUTH DAKOTA (4.6%)
   South Dakota State, Health &
     Educational Facility Authority,
     St. Lukes Midland Regional
     Medical, RB, MBIA Callable
     07/01/01 @ 102
     6.625%, 07/01/11                   6,675         6,906
                                                    -------
TENNESSEE (2.7%)
   Metropolitan Nashville, Airport
     Authority, Ser C, RB, FGIC
     Callable 07/01/01 @ 102
     6.600%, 07/01/15                   3,900         4,039
                                                    -------
TEXAS (19.4%)
   Dallas, GO Callable 02/15/08 @ 100
     5.000%, 02/15/13                   4,500         4,175
   Ennis, Independent School District,
     GO Callable 08/15/10 @ 40.4318 (A)
     0.000%, 08/15/24                   3,265           682
   Harris County, Toll Road, Sub Lien,
     RB, FGIC
     6.000%, 08/01/14                  10,000        10,193
   Houston, Independent School
     District, Ser A, GO Callable
     02/15/09 @ 100
     5.000%, 02/15/24                   4,000         3,403
   Irving, Independent School District,
     GO Callable 02/15/07 @ 100
     5.000%, 02/15/21                   2,500         2,171
   McAllen, Independent School
     District, GO Callable
     10/01/09 @100
     5.250%, 04/01/16                   1,600         1,502
     5.250%, 04/01/17                   1,695         1,577
     5.250%, 04/01/18                   1,795         1,654
   University of Texas, Ser B, RB
     Callable 08/15/01 @ 102
     6.750%, 08/15/13                   1,475         1,533

--------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
TEXAS--CONTINUED
   Waxahachie, Independent School
     District, GO Callable 08/15/10
     @ 39.372 (A)
     0.000%, 08/15/24                 $ 6,385      $  1,288
   Waxahachie, Independent School
     District, GO Callable
     08/15/10 @ 45.084 (A)
     0.000%, 08/15/22                   5,000         1,157
                                                   --------
                                                     29,335
                                                   --------
VERMONT (1.4%)
   Burlington, Electric Authority,
     Ser A, RB, MBIA Callable
     07/01/02 @102
     6.250%, 07/01/14                   2,000         2,061
                                                   --------
VIRGINIA (0.2%)
   Virginia State, Public Building
     Authority, RB Callable
     08/01/10 @100
     5.750%, 08/01/20                     250           245
                                                   --------
WASHINGTON (1.9%)
   Clark County, Public Utility District,
     RB, AMBAC Callable
     01/01/03 @ 102
     5.100%, 01/01/08                   3,000         2,929
                                                   --------
Total Municipal Bonds
     (Cost $150,636)                                149,770
                                                   --------
CASH EQUIVALENTS (9.8%)
   AIM Management Institutional
     Tax Free Portfolio             7,381,127         7,381
   SEI Institutional Tax Free Fund  7,461,934         7,462
                                                   --------
Total Cash Equivalents
     (Cost $14,843)                                  14,843
                                                   --------
Total Investments (108.7%)
   (Cost $165,479)                                  164,613
                                                   --------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION (15.5%)
   U.S. Treasury Note
     6.500%, 08/31/01                 $20,000      $ 19,934
                                                   --------
Total U.S. Treasury Obligation
     (Cost $19,920)                                  19,934
                                                   --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (67.5%)
   FHLMC
     8.000%, 12/01/02                     664           664
   FHLMC REMIC, Ser 1614, Cl H
     6.000%, 06/15/20                   4,550         4,495
   FHLMC REMIC, Ser 1624, Cl KC
     6.000%, 06/15/08                  11,084        10,576
   FHLMC REMIC, Ser 1666, Cl E
     6.000%, 12/15/19                   5,000         4,909
   FHLMC REMIC, Ser 29, Cl Q
     7.500%, 06/25/20                  15,000        14,952
   FNMA
     6.500%, 06/01/13                   8,334         7,912
     6.000%, 09/01/13                   9,691         9,024
     5.500%, 06/01/14                  18,783        17,081
     8.500%, 04/01/17                     414           418
   FNMA REMIC, Ser 206, Cl G
     6.000%, 04/25/19                  11,000        10,793
   FNMA REMIC, Ser 223, Cl PH
     6.050%, 10/25/22                   5,375         5,125
   GNMA
     9.000%, 11/15/17                     566           589
                                                   --------
Total U.S. Agency Mortgage-Backed
     Obligations
     (Cost $89,158)                                  86,538
                                                   --------
REPURCHASE AGREEMENT (17.0%)
   Morgan Stanley Dean Witter
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $21,795 (collateralized by
     FNMA obligation: total market
     value $22,675) (G)                21,791        21,791
                                                   --------
Total Repurchase Agreement
     (Cost $21,791)                                  21,791
                                                   --------
Total Investments (100.0%)
   (Cost $130,869)                                  128,263
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (0.0%)                 (8)
                                                   --------
--------------------------------------------------------------------------------

                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 13,035,532 outstanding shares of
   beneficial interest                             $131,248
Fund shares of Investor Shares (unlimited
   authorization -- no par value) based
   on 124,256 outstanding shares of
   beneficial interest                                1,281
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 177,386 outstanding shares of
   beneficial interest                                1,817
Distributions in excess of net investment
   income                                                (7)
Accumulated net realized loss on
   investments                                       (3,478)
Net unrealized depreciation on investments           (2,606)
                                                   --------
Total Net Assets (100.0%)                          $128,255
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                 $   9.62
                                                   ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares              $   9.60
                                                   ========
Maximum Offering Price Per Share --
   Investor Shares ($9.60 / 97.50%)                $   9.85
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)              $   9.62
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

--------------------------------------------------------------------------------



MARYLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (94.9%)
MARYLAND (81.2%)
   Anne Arundel County, GO
     Callable 02/01/08 @ 101
     5.125%, 02/01/24                  $  750        $  666
   Baltimore County, Consolidated
     Public Improvement, GO
     Callable 06/01/06 @ 101
     5.500%, 06/01/16                     250           246
   Baltimore County, Consolidated
     Public Improvement, GO
     Callable 07/01/08 @101
     4.750%, 07/01/09                     500           475
   Baltimore, Emergency
     Telecommunication Facilities,
     Ser A, COP, AMBAC Callable
     10/01/07 @ 102
     5.000%, 10/01/17                     400           364
   Baltimore, Pollution Control
     Authority, General Motors
     Project, RB
     5.350%, 04/01/08                     250           251
   Calvert County, Economic
     Development Authority,
     Asbury-Solomons Project, RB,
     MBIA Callable 01/01/08 @ 102
     5.000%, 01/01/17                     250           226
   Calvert County, Pollution Control
     Authority, Baltimore Gas &
     Electric Project, RB Callable
     07/15/04 @ 102
     5.550%, 07/15/14                     250           246
   Carroll County, Consolidated
     Public Improvement, GO
     Callable 12/01/06 @ 101
     5.125%, 12/01/14                     500           475
   Maryland State, Aviation
     Administration Facilities, COP,
     AMT Callable 05/01/09 @101
     4.750%, 05/01/13                   1,500         1,341
   Maryland State, GO (C)
     4.380%, 08/01/12                     700           700
   Maryland State, Community
     Development Administration,
     Ser B, RB, AMT, FHA Callable
     03/01/07 @ 101.50
     5.875%, 09/01/25                     500           475
   Maryland State, Community
     Development Administration,
     Ser D, RB, AMT Callable
     03/01/09 @ 101
     5.250%, 09/01/19                   1,000           893

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
 MARYLAND--CONTINUED
   Maryland State, Community
     Development Administration,
     Ser E, RB, FHA Callable
     09/01/09 @ 100
     5.700%, 09/01/17                  $1,000        $  960
   Maryland State, Community
     Development Administration,
     Ser F, RB, AMT Callable
     09/01/09 @ 100
     5.900%, 09/01/19                   1,000           951
   Maryland State, Community
     Development Administration,
     Single-Family Housing, 1st Ser,
     RB Callable 04/01/07 @ 101.50
     5.600%, 04/01/18                     375           355
   Maryland State, Community
     Development Administration,
     Single-Family Program, 2nd Ser,
     RB Callable 04/01/09 @ 101
     5.000%, 04/01/17                   1,000           884
   Maryland State, Economic
     Development Authority,
     Chesapeake Bay Foundation,
     RB (C) (E)
     4.350%, 11/01/23                     500           500
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Anne Arundel Medical Center
     Project, RB, FSA Callable
     7/01/08 @ 101
     5.125%, 07/01/28                   1,250         1,089
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Broadmead Project, RB Callable
     07/01/07 @ 102
     5.500%, 07/01/17                     300           265
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Calvert Memorial Hospital Project,
     RB Callable 07/01/08 @ 102
     5.000%, 07/01/13                     400           349
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Catholic Health Initiatives, Ser A,
     RB Callable 06/01/10 @ 101
     6.000%, 12/01/24                     250           243
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Greater  Baltimore Medical
     Center, RB
     4.350%, 07/01/25                   1,000         1,000

--------------------------------------------------------------------------------



STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



MARYLAND MUNICIPAL BOND FUND--CONCLUDED
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
MARYLAND--CONTINUED
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Johns Hopkins Health System
     Project, RB, AMBAC Callable
     07/01/07 @ 102
     5.250%, 07/01/17                  $  350        $  326
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Loyola College Project, RB
     Callable 10/01/09 @ 101
     5.250%, 10/01/29                   1,250         1,101
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Loyola College Project, Ser A,
     RB, MBIA Callable 10/01/06 @ 102
     5.500%, 10/01/16                     250           242
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Pickersgill Project, Ser A, RB
     Callable 01/01/07 @ 102
     6.000%, 01/01/15                     350           333
   Maryland State, Health & Higher
     Educational Facilities Authority,
     University of Maryland Medical
     Systems Project, Ser A, RB, FGIC
     Prerefunded @ 100 (F)
     6.500%, 07/01/01                     200           204
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Upper Chesapeake Hospital
     Project, Ser A, RB, FSA Callable
     01/01/08 @ 101
     5.125%, 01/01/33                   1,250         1,078
   Maryland State, Industrial
     Development Financing Authority,
     Holy Cross Health System, RB
     Callable 12/01/03 @ 102
     5.500%, 12/01/15                     100            96
   Maryland State, State & Local
     Facilities Loan, First Ser, GO
     Callable 02/15/06 @ 101.50
     4.700%, 02/15/10                     300           281
   Maryland State, State & Local
     Facilities Loan, Third Ser, GO
     5.500%, 10/15/04                     500           510
   Maryland State, Stadium Authority,
     Sports Facility Project, RB, AMBAC
     Callable 03/01/06 @ 101
     5.800%, 03/01/26                     250           243
   Maryland State, Transportation
     Authority, RB, ETM
     6.800%, 07/01/16                     120           132
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
MARYLAND--CONTINUED
   Montgomery County, Economic
     Development Authority, Genomic
     Research Facility, RB (C) (E)
     Callable 06/02/00 @ 100
     4.400%, 03/01/09                  $  700        $  700
   Montgomery County, Housing
     Opportunity, Kensington Park
     Project, RB, MBIA
     3.950%, 07/01/28                   1,600         1,600
   Montgomery County, Housing
     Opportunity, The Grande Project
     Issue I, RB, AMT (C)
     3.950%, 06/01/30                   1,300         1,300
   Montgomery County, Human
     Services Headquarters Project, RB
     5.400%, 08/01/06                     200           203
   Montgomery County, Pollution
     Control Authority, Potomac
     Electric Power Project, RB, MBIA
     Callable 02/15/04 @ 102
     5.375%, 02/15/24                   1,700         1,556
   Montgomery County, Pollution
     Control Authority, Potomac
     Electric Power Project, RB
     Callable 02/15/04 @ 102
     5.375%, 02/15/24                     100            90
   Montgomery County, Consolidated
     Public Improvement, Ser A, GO
     5.800%, 07/01/07                     500           519
   Northeast Maryland, Waste Disposal
     Authority, Montgomery County
     Resource Project, RB Callable
     07/01/03 @ 102
     6.200%, 07/01/10                     275           278
   Prince Georges County, Consolidated
     Public Improvements, Ser A, GO,
     MBIA Callable 03/01/02 @ 102
     5.625%, 09/01/04                     250           255
   Queen Annes County, Public
     Facilities, GO, FGIC
     5.125%, 11/15/06                     350           350
   Saint Mary's County, Public
     Facilities, GO, AMBAC Callable
     11/01/03 @ 102
     5.500%, 11/01/07                     150           152
   Saint Mary's County, Consolidated
     Public Improvements, GO, MBIA
     4.500%, 09/01/00                     500           500
   University of Maryland, Ser A, RB
     Callable 04/01/08 @ 100
     5.000%, 04/01/19                     500           446

--------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
MARYLAND--CONTINUED
   University of Maryland, Ser A, RB
     5.000%, 04/01/05                  $  400       $   398
   University of Maryland, Ser A, RB
     Callable 04/01/06 @ 101
     5.500%, 04/01/08                     100           101
   Washington County, Consolidated
     Public Improvement, GO, FGIC
     Callable 01/01/03 @ 102
     5.250%, 01/01/07                     100           100
   Washington County, Suburban
     Sanitation District, GO Callable
     06/01/06 @ 100
     5.600%, 06/01/19                     250           243
                                                    -------
                                                     26,291
                                                    -------
Puerto Rico (13.7%)
   Puerto Rico Commonwealth,
     Highway & Transportation
     Authority, Ser Y, RB Callable
     07/01/06 @ 101.50
     5.500%, 07/01/26                   1,700         1,576
   Puerto Rico Commonwealth,
     Housing, Bank & Finance Agency,
     Affordable Housing Mortgage
     Porfolio, Ser I, RB, AMT, GNMA
     Callable  04/01/05 @ 102
     6.250%, 04/01/29                     660           650
   Puerto Rico Commonwealth, Medical
     & Environmental Control Facilities,
     San Lucas & Cristo Project, Ser A,
     RB Callable 06/01/09 @ 101
     5.750%, 06/01/29                     740           604
   Puerto Rico Commonwealth, Public
     Finance, Ser PA 502, RB (C)
     3.900%, 06/01/19                   1,600         1,600
                                                    -------
                                                      4,430
                                                    -------
Total Municipal Bonds
     (Cost $32,457)                                  30,721
                                                    -------
Cash Equivalents (5.0%)
   AIM Tax Free Institutional Cash
     Reserve                          808,589           809
   Federated Maryland
     Municipal Cash Trust             808,236           808
                                                    -------
Total Cash Equivalents
     (Cost $1,617)                                    1,617
                                                    -------
Total Investments (99.9%)
   (Cost $34,074)                                    32,338
                                                    -------
Other Assets and Liabilities, Net (0.1%)                 50
                                                    -------

--------------------------------------------------------------------------------

                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 2,767,603 outstanding shares of
   beneficial interest                              $27,677
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 655,599 outstanding shares of
   beneficial interest                                6,738
Distributions in excess of net investment
   income                                               (35)
Accumulated net realized loss
   on investments                                      (256)
Net unrealized depreciation on investments           (1,736)
                                                    -------
Total Net Assets (100.0%)                           $32,388
                                                    =======
Net Asset Value and Redemption
   Price Per Share-- Trust Shares                   $  9.46
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)               $  9.48
                                                    =======

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS (18.9%)
   U.S. Treasury Notes
     5.000%, 04/30/01                 $11,000      $ 10,833
     5.250%, 05/31/01                   1,500         1,478
     6.500%, 08/31/01                   7,000         6,977
     5.625%, 09/30/01                   1,000           985
     6.375%, 09/30/01                   6,000         5,969
     6.250%, 10/31/01                   1,750         1,738
     7.500%, 11/15/01                   2,500         2,524
     6.250%, 06/30/02                   1,250         1,237
     6.000%, 07/31/02                   2,000         1,970
   U.S. Treasury STRIPS
     0.000%, 08/15/03                   1,250         1,013
                                                   --------
Total U.S. Treasury Obligations
     (Cost $35,373)                                  34,724
                                                   --------
U.S. GOVERNMENT AGENCY OBLIGATION (0.5%)
   FFCB
     7.125%, 06/01/01                   1,000           999
                                                   --------
    Total U.S. Government Agency
     Obligation
     (Cost $1,001)                                      999
                                                   --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (7.4%)
   FHLMC
     6.500%, 12/01/00                     660           655
     6.000%, 07/01/06                   8,422         7,900
   FNMA
     7.000%, 01/01/27                   1,531         1,453
   FNMA REMIC, Ser 1996-30, Cl PC
     7.000%, 11/25/20                   2,600         2,559
   GNMA
     8.000%, 11/15/09                   1,071         1,081
                                                   --------
Total U.S. Agency Mortgage-Backed
     Obligations
     (Cost $14,155)                                  13,648
                                                   --------
CORPORATE OBLIGATIONS (63.4%)
BANKS (2.4%)
   Banc One
     6.400%, 08/01/02                   3,000         2,921
   Key Bank
     5.800%, 04/01/04                   1,675         1,562
                                                   --------
                                                      4,483
                                                   --------
FINANCE (26.0%)
   American General
     6.250%, 03/15/03                   1,100         1,057
   American General Finance
     5.900%, 01/15/03                   2,000         1,908
   Associates, Ser H, MTN
     7.080%, 04/15/03                   1,500         1,470
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
FINANCE--CONTINUED
   CIT Group Holdings, MTN
     6.500%, 06/14/02                 $ 3,000       $ 2,918
   Commercial Credit
     6.375%, 09/15/02                   2,500         2,434
   Diageo Capital PLC
     6.625%, 06/24/04                   2,500         2,406
   Daimler Chrysler NA Holdings,
     Ser B, MTN
     6.460%, 12/01/01                   2,500         2,454
   Ford Capital
     10.125%, 11/15/00                  2,000         2,024
   Ford Motor Credit
     6.000%, 01/14/03                   3,500         3,356
   General Electric Capital, Ser A, MTN
     6.330%, 09/17/01                   3,000         2,963
   General Motors Acceptance
     5.950%, 03/14/03                   1,000           955
   Household Finance
     8.000%, 05/09/05                   2,500         2,475
   Household Finance, MTN
     7.080%, 06/03/02                   2,500         2,459
   International Lease Finance,
     Ser J, MTN
     5.500%, 09/29/03                   2,000         1,873
   Merrill Lynch, Ser B, MTN
     5.640%, 01/27/03                   3,750         3,563
   Morgan Stanley Dean Witter,
     Ser C, MTN
     5.625%, 04/12/02                   1,750         1,689
   PNC Funding
     6.950%, 09/01/02                   3,000         2,955
   Salomon Smith Barney Holdings
     6.750%, 02/15/03                   3,000         2,921
   Transamerica Finance, Ser F, MTN
     6.800%, 12/14/01                   3,000         2,954
   US West Capital Funding
     6.875%, 08/15/01                   3,000         2,973
                                                   --------
                                                     47,807
                                                   --------
INDUSTRIAL (21.7%)
   American Home Products
     7.900%, 02/15/05                   2,000         2,015
   Clark Equipment
     9.750%, 03/01/01                   1,750         1,774
   Computer Associates
     International, Ser B
     6.375%, 04/15/05                   2,300         2,105
   Conoco
     5.900%, 04/15/04                   1,150         1,084
   Cox Communications
     7.000%, 08/15/01                   3,000         2,966
   Daimler Chrysler NA Holdings
   7.400%, 01/20/05                     2,000         1,965
42

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
Industrial--continued
   Dayton Hudson (C)
     5.950%, 06/15/00                  $  500      $    499
   Eastman Kodak, Ser A, MTN
     6.500%, 08/15/01                   4,000         3,945
   General Foods
     Callable 08/16/00 @ 100
     6.000%, 06/15/01                     500           488
   Hasbro
     7.950%, 03/15/03                   3,000         2,982
   Nabisco
     6.800%, 09/01/01                   1,500         1,457
   Norfolk Southern
     7.875%, 02/15/04                   1,500         1,494
   Philip Morris
     7.500%, 01/15/02                     500           493
   Procter & Gamble
     5.250%, 09/15/03                   3,000         2,828
   Raytheon
     6.450%, 08/15/02                   2,900         2,828
   Safeway Stores
     7.000%, 09/15/02                   3,000         2,944
   TCI Communications
     6.375%, 05/01/03                   2,250         2,168
   TRW
     6.500%, 06/01/02                   3,000         2,910
   TRW, Ser A, MTN
     9.000%, 02/09/01                   1,000         1,005
   Tyco International Group SA(C)
     6.250%, 06/15/03                   2,000         1,885
                                                   --------
                                                     39,835
                                                   --------
UTILITIES (13.3%)
   Alabama Power
     7.850%, 05/15/03                   3,250         3,245
   Baltimore Gas and Electric
     6.125%, 07/01/03                   1,750         1,682
   Northern States Power
     6.125%, 12/01/05                   5,000         4,644
   Pacific Gas and Electric, Ser 93-E
     5.875%, 10/01/05                   3,500         3,203
   Philadelphia Electric
     7.125%, 09/01/02                   2,000         1,975
   Scottish Power PLC, Ser H, MTN
     6.750%, 07/15/04                   2,500         2,393
   Southern New England Telephone,
     Ser C, MTN
     6.125%, 12/15/03                   3,000         2,861
   Sprint Capital
     5.700%, 11/15/03                   2,000         1,875
   Vodaphone Airtouch PLC (B)
     6.698%, 12/19/01                   2,500         2,497
                                                   --------
                                                     24,375
                                                   --------
Total Corporate Obligations
     (Cost $119,792)                                116,500
                                                   --------

--------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
REGIONAL GOVERNMENT AGENCY (1.4%)
   Province of Quebec
     8.800%, 04/15/03                 $ 2,500       $ 2,584
                                                   --------
Total Regional Government Agency
     (Cost $2,655)                                    2,584
                                                   --------
ASSET-BACKED OBLIGATIONS (6.6%)
   CoreStates Home Equity Trust,
     Ser 1994-1, Cl A
     6.650%, 05/15/09                     455           449
   Discover Card Master Trust I,
     Ser 1998-4, Cl A
     5.750%, 10/16/03                   1,990         1,960
   Discover Card Master Trust I,
     Ser 1999-2, Cl A
     5.900%, 10/15/04                   3,000         2,918
   EQCC Home Equity Loan Trust,
     Ser 1994-1, Cl A
     5.800%, 03/15/09                     386           373
   Equivantage Home Equity Loan
     Trust, Ser 1996-1, Cl A
     6.550%, 10/25/25                     452           440
   Metris Master Trust,
     Ser 1997-1, Cl A
     6.870%, 10/20/05                   2,000         1,980
   Premier Auto Trust,
     Ser 1998-5, Cl A-4
     5.190%, 04/08/03                   3,500         3,373
   Spiegel Master Trust,
     Ser 1995-A, Cl A
     7.500%, 09/15/04                     333           334
   Union Acceptance,
     Ser 2000-A, Cl A1
     5.993%, 02/08/01                     337           337
                                                   --------
Total Asset-Backed Obligations
     (Cost $12,412)                                  12,164
                                                   --------
CASH EQUIVALENTS (0.6%)
   AIM Liquid Assets Portfolio        968,315           968
   SEI Daily Income Trust Prime
     Obligation Fund                   54,190            54
                                                   --------
Total Cash Equivalents
     (Cost $1,022)                                    1,022
                                                   --------
Total Investments (98.8%)
   (Cost $186,410)                                  181,641
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (1.2%)              2,272
                                                   --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



SHORT-TERM BOND FUND--CONCLUDED
--------------------------------------------------------------------------------

                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 18,701,923 outstanding shares of
   beneficial interest                             $189,921
Fund shares of Investor Shares (unlimited
   authorization -- no par value) based
   on 149,580 outstanding shares of
   beneficial interest                                1,506
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 213,649 outstanding shares of
   beneficial interest                                2,159
Distributions in excess of net investment
   income                                                (4)
Accumulated net realized loss
   on investments                                    (4,900)
Net unrealized depreciation on investments           (4,769)
                                                   --------
Total Net Assets (100.0%)                          $183,913
                                                   ========
Net Asset Value and Redemption
   Price Per Share -- Trust Shares                 $   9.65
                                                   ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares              $   9.67
                                                   ========
Maximum Offering Price Per Share --
   Investor Shares ($9.67 / 98.00%)                $   9.87
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)              $   9.67
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

SHORT-TERM U.S. TREASURY SECURITIES FUND
--------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS (97.0%)
   U. S. Treasury Bills
     6.081%, 08/17/00                 $ 5,000       $ 4,942
     5.605%, 10/12/00                   6,000         5,872
   U.S. Treasury Notes
     5.750%, 10/31/00                   2,000         1,995
     5.375%, 02/15/01                  12,800        12,681
     4.875%, 03/31/01                   4,000         3,940
     6.375%, 03/31/01                  11,500        11,464
     6.250%, 10/31/01                   3,000         2,979
     7.500%, 11/15/01                   7,500         7,573
     6.250%, 01/31/02                   4,500         4,463
     6.625%, 03/31/02                  10,500        10,471
     6.250%, 06/30/02                   2,000         1,980
     5.875%, 09/30/02                   4,500         4,417
     5.500%, 03/31/03                   5,000         4,845
                                                    -------
Total U.S. Treasury Obligations
     (Cost $78,450)                                  77,622
                                                    -------
CASH EQUIVALENT (2.4%)
   SEI Daily Income Trust Treasury
     II Fund                        1,903,850         1,904
                                                    -------
Total Cash Equivalent
     (Cost $1,904)                                    1,904
                                                    -------
Total Investments (99.4%)
   (Cost $80,354)                                    79,526
                                                    -------
Other Assets and Liabilities, Net (0.6%)                501
                                                    -------
Net Assets:
Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 7,368,421 outstanding shares of
   beneficial interest                               73,271
Fund shares of Investor Shares (unlimited
   authorization -- no par value) based
   on 209,753 outstanding shares of
   beneficial interest                                2,137
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 548,512 outstanding shares of
   beneficial interest                                5,484
Distributions in excess of net
   investment income                                    (21)
Accumulated net realized loss
   on investments                                       (16)
Net unrealized depreciation on investments             (828)
                                                    -------
Total Net Assets (100.0%)                           $80,027
                                                    =======

--------------------------------------------------------------------------------

                                                     VALUE
--------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                  $  9.85
                                                    =======
Net Asset Value and Redemption
   Price Per Share-- Investor Shares                $  9.85
                                                    =======
Maximum Offering Price Per Share --
   Investor Shares ($9.85 / 99.00%)                 $  9.95
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)               $  9.83
                                                    =======

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (12.8%)
   U.S. Treasury Bonds
     7.250%, 05/15/16                 $ 1,000       $ 1,080
     7.625%, 02/15/25                     400           463
     6.125%, 11/15/27                   2,220         2,171
     5.250%, 11/15/28                   2,350         2,038
   U.S. Treasury Notes
     6.250%, 04/30/01                     510           508
     8.000%, 05/15/01                      90            91
     6.625%, 06/30/01                     580           579
     7.500%, 05/15/02                     750           760
     6.250%, 06/30/02                     550           544
     7.250%, 05/15/04                     500           510
     7.875%, 11/15/04                     275           288
     7.500%, 02/15/05                     500           517
     6.500%, 10/15/06                   2,000         1,991
     6.625%, 05/15/07                     550           552
                                                    -------
Total U.S. Treasury Obligations
     (Cost $12,531)                                  12,092
                                                    -------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (86.2%)
   FHLMC
     6.000%, 02/01/01                      42            40
     7.000%, 01/01/09                      65            63
     7.000%, 04/01/09                     198           191
     7.000%, 08/01/10                     390           377
     7.000%, 01/01/11                     227           220
     7.000%, 02/01/12                     799           774
     6.500%, 03/01/12                   2,391         2,273
     7.000%, 05/01/12                     472           457
     6.500%, 12/01/12                   1,152         1,095
     7.000%, 06/01/17                   4,699         4,465
   FHLMC REMIC, Ser 2039, Cl PC
     6.000%, 05/15/09                   1,000           945
   FNMA
     6.000%, 11/01/07                     600           565
     7.500%, 06/01/11                     288           283
     7.000%, 09/01/11                     509           493
     7.000%, 05/01/12                     518           501
     7.000%, 06/01/12                     408           395
     7.000%, 07/01/12                     484           468
     6.500%, 06/01/13                   1,414         1,344
     6.500%, 09/01/13                     165           157
     7.000%, 11/01/14                   4,890         4,732
     7.000%, 10/25/16                     482           457
     6.500%, 07/01/18                     875           814
     6.290%, 08/01/18                   1,441         1,340
     6.500%, 08/01/18                     855           791
     6.000%, 12/01/18                   1,844         1,655
     7.000%, 01/01/27                     766           726
     7.500%, 04/01/27                     418           406

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
FNMA--CONTINUED
     6.000%, 03/01/28                  $  822        $  737
     6.500%, 03/02/28                     780           721
     6.500%, 03/01/29                   3,738         3,458
     6.250%, 05/15/29                  10,000         8,687
   FNMA REMIC, Ser 143, Cl J
     8.750%, 12/25/20                      45            46
   FNMA REMIC, Ser 156, Cl B
     6.500%, 04/25/18                     100            98
   FNMA REMIC, Ser 30, Cl PC
     7.000%, 11/25/20                   2,000         1,969
   FNMA REMIC, Ser 34, Cl VC
     7.500%, 05/01/12                   1,000           979
   FNMA REMIC, Ser 40, Cl VC
     6.500%, 08/25/10                     261           241
   FNMA REMIC, Ser 6, Cl H
     7.000%, 08/18/08                   1,058         1,010
   FNMA REMIC, Ser 63, Cl PC
     6.500%, 03/18/26                   1,140         1,082
   FNMA REMIC, Ser 68, Cl C
     6.500%, 08/18/18                   1,000           969
   FNMA REMIC, Ser 9, Cl H
     6.500%, 11/25/13                   1,337         1,232
   GNMA
     7.500%, 10/20/09                      32            32
     8.000%, 11/15/09                     693           699
     8.250%, 01/15/12                      55            55
     6.000%, 07/15/13                     875           817
     6.000%, 01/15/14                   1,708         1,595
     9.000%, 04/15/17                     163           168
     8.500%, 05/15/17                     561           571
    10.000%, 06/15/19                       2             2
     7.500%, 05/15/22                     194           190
     7.000%, 11/15/22                     310           297
     8.000%, 02/15/23                      14            14
     8.500%, 03/15/23                      30            31
     7.500%, 04/15/23                      84            83
     7.500%, 09/15/23                     605           594
     6.500%, 10/15/23                     739           691
     6.500%, 11/15/23                     994           930
     7.000%, 01/15/24                      92            89
     7.500%, 04/15/24                     492           483
     7.000%, 06/15/24                     571           548
     8.000%, 08/15/24                      36            36
     8.000%, 09/15/24                      11            11
     8.000%, 10/15/24                      18            18
     8.000%, 11/15/24                      14            14
     8.500%, 12/15/24                      32            33
     8.500%, 02/15/25                       5             5
     7.000%, 12/15/25                     308           296
     7.500%, 01/15/26                     332           326
46

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
GNMA--CONTINUED
     7.500%, 09/15/26                  $  496        $  487
     7.000%, 03/15/27                     211           203
     7.000%, 04/15/27                     703           674
     7.500%, 07/15/27                     296           291
     7.000%, 09/15/27                      62            60
     7.000%, 10/15/27                     694           667
     7.500%, 10/15/27                      36            35
     7.000%, 11/15/27                     964           925
     7.000%, 12/15/27                     833           799
     7.000%, 01/15/28                   1,121         1,075
     7.500%, 01/15/28                     282           277
     6.500%, 02/15/28                     868           812
     6.500%, 03/15/28                     107           100
     6.500%, 04/15/28                      78            73
     6.500%, 05/20/28                   1,747         1,626
     6.500%, 06/15/28                      38            35
     6.500%, 09/15/28                   2,794         2,614
     6.250%, 10/15/28                   1,866         1,720
     6.500%, 02/15/29                     658           616
     7.500%, 10/15/29                  10,801        10,606
   GNMA REMIC, Ser 6, Cl E
     7.500%, 05/20/23                   1,000           985
   GNMA REMIC, Ser 9, Cl D
     6.500%, 08/20/24                   1,000           897
                                                    -------
Total U.S. Agency Mortgage-Backed
     Obligations
     (Cost $84,961)                                  81,461
                                                    -------
ASSET-BACKED OBLIGATION (0.0%)
   EQCC Home Equity Loan Trust,
     Ser 1, Cl A
     5.800%, 03/15/09                      40            38
                                                    -------
Total Asset-Backed Obligation
     (Cost $40)                                          38
                                                    -------
CASH EQUIVALENT (1.0%)
   AIM Liquid Assets Portfolio        970,967           971
                                                    -------
Total Cash Equivalent
     (Cost $971)                                        971
                                                    -------
Total Investments (100.0%)
   (Cost $98,503)                                    94,562
                                                    -------
OTHER ASSETS AND LIABILITIES, NET (0.0%)                 15
                                                    -------
--------------------------------------------------------------------------------

                                                  VALUE (000)
--------------------------------------------------------------------------------

NET ASSETS:
Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 8,659,920 outstanding shares of
   beneficial interest                              $91,170
Fund shares of Investor Shares (unlimited
   authorization -- no par value) based
   on 142,703 outstanding shares of
   beneficial interest                                1,456
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 785,689 outstanding shares of
   beneficial interest                                8,432
Undistributed net investment income                       4
Accumulated net realized loss
   on investments                                    (2,544)
Net unrealized depreciation on investments           (3,941)
                                                    -------
Total Net Assets (100.0%)                           $94,577
                                                    =======
Net Asset Value and Redemption
   Price Per Share -- Trust Shares                  $  9.86
                                                    =======
Net Asset Value and Redemption
   Price Per Share -- Investor Shares               $  9.86
                                                    =======
Maximum Offering Price Per Share --
   Investor Shares ($9.86 / 96.25%)                 $ 10.24
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)               $  9.86
                                                    =======

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (96.2%)
VIRGINIA (96.2%)
   Alexandria, Consolidated Public
     Improvement, GO
     4.500%, 01/01/15                 $ 2,000      $  1,729
   Alexandria, Redevelopment &
     Housing  Authority, Residential
     Care Facilities, Goodwin House
     Project,  Ser B, RB Callable
     06/02/00 @ 100
     4.450%, 10/01/06                   2,650         2,650
   Arlington County, GO
     5.400%, 08/01/01                   1,000         1,008
   Arlington County, Industrial
     Development Authority,
     Alexandria/Arlington Project,
     Ser A, RB, FSA
     5.250%, 01/01/05                   4,000         4,011
   Arlington County, Industrial
     Development Authority,
     Alexandria/Arlington Waste
     Project, Ser B, RB, AMT, FSA
     Callable 07/01/08 @ 101
     5.375%, 01/01/11                   3,000         2,909
   Arlington County, GO Callable
     10/01/08 @ 101
     5.000%, 10/01/11                   3,220         3,104
   Chesapeake Bay, Bridge & Tunnel
     Authority, General Resolution,
     RB, MBIA Prerefunded @ 102 (F)
     6.375%, 07/01/01                   7,000         7,257
   Chesapeake, GO
     5.400%, 12/01/08                   2,500         2,522
   Chesapeake, Hospital Authority,
     General Hospital Project, RB,
     Callable 07/01/00 @ 102
     8.200%, 07/01/05                   1,000         1,022
   Chesterfield County, Public
     Improvements, Ser A, GO
     Callable 01/01/08 @ 100
     4.700%, 01/01/12                   3,215         2,946
   Danville, Industrial Development
     Authority, Danville Regional
     Medical Center Project,
     RB, AMBAC
     5.250%, 10/01/28                   4,250         3,788
   Dinwiddie County, Industrial
     Development Authority,
     Ser A, RB Callable
     07/03/00 @ 100
     4.750%, 07/15/01                   3,150         3,127

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
   VIRGINIA--CONTINUED
   Fairfax County, Industrial
     Development Authority, Health
     Care Inova Health System Project,
     RB Callable 08/15/06 @ 102
     5.300%, 08/15/07                 $ 1,500      $  1,475
   Fairfax County, Industrial
     Development Authority, Health
     Care Inova Health System
     Project, Ser A, RB Callable
     02/15/08 @ 101
     5.000%, 08/15/10                   2,890         2,672
   Fairfax County, Public
     Improvement, Ser A, GO
     Callable 06/01/07 @ 102
     4.500%, 06/01/10                   3,000         2,731
   Fairfax County, Ser B, GO
     Prerefunded @ 102 (F)
     5.200%, 06/01/01                   5,000         5,121
   Fairfax County, Sewer Authority,
     RB, AMBAC Callable
     11/15/03 @ 102
     5.500%, 11/15/09                   3,000         3,020
   Fairfax County, Water Authority,
     RB Callable 04/01/07 @ 102
     6.000%, 04/01/22                   5,000         5,016
   Fredericksburg, Industrial
     Development Authority,
     Medicorp Health System, RB,
     AMBAC Callable 06/15/07 @ 102
     5.250%, 06/15/16                   5,000         4,583
   Hanover County, Industrial
     Development Authority, Covenant
     Woods Project, RB Callable
     07/03/00 @ 100 (C) (D) (E)
     4.450%, 07/01/29                   3,000         3,000
   Harrisonburg, Industrial
     Development Authority,
     Rockingham Memorial Hospital
     Project, RB, MBIA Callable
     12/01/02 @ 102
     5.750%, 12/01/13                   3,000         2,994
   Henrico County, Industrial
     Development Authority,
     Educational Facilities, Collegiate
     Schools, RB Callable
     10/15/08 @ 102
     5.000%, 10/15/19                   2,250         1,950
   Henrico County, Industrial
     Development Authority, Bon
     Secours Health System Project,
     RB, FSA
     4.950%, 08/15/03                   1,000           992

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Henrico County, Industrial
     Development Authority,
     Governmental Projects, RB
     Callable 06/01/06 @ 102
     5.150%, 06/01/07                 $ 2,500      $  2,485
   Henrico County, Industrial
     Development Authority, Solid
     Waste Facility, Browning Ferris
     Project, RB, AMT
     5.300%, 12/01/11                   1,000           904
   Henrico County, Industrial
     Development Authority,
     Westminster-Canterbury Project,
     RB Callable 10/1/09 @ 101
     5.700%, 10/01/23                   1,610         1,428
   Henrico County, Water & Sewer
     Authority, RB Callable
     05/01/09 @ 102
     4.625%, 05/01/17                   1,900         1,601
   Henry County, GO Callable
     07/15/04 @ 102
     6.000%, 07/15/14                   1,000         1,012
   Loudoun County, Sanitation
     Authority, Water & Sewer, RB,
     FGIC Callable 01/01/03 @ 102
     6.100%, 01/01/04                   1,250         1,290
   Louisa, Industrial Development
     Authority, Virginia Electric &
     Power Project, Ser A, RB, AMT
     5.150%, 04/01/02                   2,500         2,480
   Lynchburg, GO Callable
     04/01/03 @ 102
     5.250%, 04/01/08                   2,000         1,995
   Lynchburg, Industrial Development
     Authority, Centra Health Project,
     RB Callable 01/01/08 @ 101
     5.200%, 01/01/23                     500           419
   Martinsville, GO Callable
     06/19/00 @ 100
     3.600%, 01/15/01                   1,500         1,490
   Medical College, Hospital Authority,
     RB, MBIA Callable 07/01/08 @102
     4.900%, 07/01/12                   1,500         1,381
   Montgomery County, Industrial
     Development Authority, Ser A,
     RB, MBIA Callable 07/03/00 @ 100
     3.850%, 01/15/01                   1,250         1,242
   Newport News, Ser A, GO
     4.000%, 07/01/07                   2,000         1,798
   Norfolk, Ser A, GO
     5.250%, 02/01/01                   2,200         2,209
   Norfolk, GO Callable 06/01/04 @ 101
     5.250%, 06/01/08                   5,000         4,965

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Norfolk, Industrial Development
     Authority, Childrens Hospital
     Kings Group, RB, AMBAC
     6.900%, 06/01/06                 $ 1,000      $  1,075
   Norfolk, Industrial Development
     Authority, Health Care Bon
     Secours Health Project, RB,
     MBIA Callable 08/15/07 @ 102
     5.250%, 08/15/26                   4,200         3,662
   Norfolk, Industrial Development
     Authority, Sentara Hospital
     Project, Ser A, RB Callable
     11/01/04 @ 102
     4.900%, 11/01/07                   2,500         2,398
     5.000%, 11/01/08                   2,500         2,408
   Norfolk, Redevelopment &
     Housing Authority, Educational
     Facilities Revenue, Tidewater
     Community College Campus
     Project, RB Callable 11/01/05 @ 102
     5.800%, 11/01/08                     700           719
   Poquoson, Sewer System, RB
     4.250%, 11/01/00                   3,000         2,993
   Portsmouth, GO Callable
     08/01/03 @ 102
     5.450%, 08/01/07                   2,000         2,014
   Prince William County, Park
     Authority, RB, ETM
     5.800%, 10/15/01                     500           506
   Prince William County, Park
     Authority, RB Prerefunded @ 102 (F)
     6.200%, 10/15/04                     500           527
   Richmond, Metropolitan Expressway
     Authority, Ser A, RB, FGIC
     Callable 07/15/02 @ 102
     5.900%, 07/15/03                   1,500         1,534
   Roanoke, Industrial Development
     Authority, Roanoke Memorial
     Hospital Project, Ser B, RB
     Callable 07/01/02 @ 102
     5.900%, 07/01/06                   2,500         2,530
   Roanoke County, Industrial
     Development Authority, Roanoke
     Memorial Hospital Project,
     Ser C, RB Callable 06/02/00 @ 100
     4.300%, 07/01/19                     200           200
   Roanoke Valley, Resources
     Authority, RB
     5.400%, 09/01/02                   1,450         1,454
   Roanoke Valley, Resources
     Authority, RB Prerefunded @102 (F)
     5.750%, 09/01/02                     500           516

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND--CONCLUDED
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Suffolk, GO
     5.200%, 08/01/02                 $ 1,500      $  1,506
   Suffolk, GO Callable 08/01/03 @ 102
     5.600%, 08/01/06                   2,000         2,033
     5.700%, 08/01/07                   2,000         2,036
   University of Virginia, Ser A, RB
     Callable 06/01/08 @ 101
     5.000%, 06/01/24                   4,000         3,449
   Virginia Beach, GO
     5.450%, 07/15/11                   1,000           997
   Virginia Beach, Development
     Authority, Residential & Health
     Care Facility Project, 1st Mortgage,
     Our Lady of Perpetual Hope
     Project, RB Callable 07/01/07 @102
     6.050%, 07/01/20                   1,500         1,336
   Virginia Beach, Development
     Authority, Sentara Bayside
     Hospital Project, RB Prerefunded
     @ 102 (F)
     6.300%, 11/01/01                   1,750         1,818
   Virginia Beach, Development
     Authority, Sentra Health System,
     RB Callable 11/01/08 @ 101
     5.250%, 11/01/11                   1,000           956
   Virginia Beach, Public Improvements,
     GO Prerefunded @ 102 (F)
     5.750%, 11/01/04                   3,500         3,641
   Virginia State, GO
     5.600%, 06/01/02                   4,750         4,814
   Virginia State, College Building
     Authority, 21st Century College
     Program, RB Callable
     08/01/06 @ 102
     5.400%, 08/01/16                   1,000           941
   Virginia State, College Building
     Authority, Public Higher Education
     Financing Program, Ser A, RB
     Callable 09/01/08 @ 100
     4.625%, 09/01/15                   3,080         2,654
   Virginia State, College Building
     Authority, University of Richmond
     Project, RB Callable 11/01/02 @ 102
     6.250%, 11/01/12                   2,000         2,065
   Virginia State, College Building
     Authority, University of
     Richmond Project, RB Callable
     11/01/04 @ 100
     5.550%, 11/01/19                   6,500         6,487
   Virginia State, Education Loan
     Authority, Guaranteed Student
     Loan Program, Ser B, RB, AMT
     5.550%, 09/01/10                   1,800         1,825
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Virginia State, Education Loan
     Authority, Guaranteed Student
     Loan Program, Ser B, RB,
     AMT, ETM
     4.850%, 09/01/01                  $  520      $    520
   Virginia State, Education Loan
     Authority, Guaranteed Student
     Loan Program, Ser D, RB,
     AMT, ETM
     5.600%, 03/01/03                   2,500         2,525
   Virginia State, Housing
     Development Authority,
     Commonwealth Mortgage,
     Sub-Ser B-3, RB Callable
     01/01/06 @ 102
     6.350%, 01/01/15                   3,000         3,036
   Virginia State, Housing
     Development Authority,
     Commonwealth Mortgage,
     Sub-Ser E-1, RB Callable
     07/01/08 @ 101
     4.950%, 01/01/11                   1,250         1,174
   Virginia State, Housing
     Development Authority,
     Multi-Family Housing, Ser E, RB
     Callable 01/01/08 @ 102
     5.350%, 11/01/11                   1,250         1,204
   Virginia State, Housing Development
     Authority, Multi-Family Housing,
     Ser B, RB Callable 07/03/00 @ 102
     7.375%, 05/01/05                   1,000         1,021
   Virginia State, Housing Development
     Authority, Multi-Family Housing,
     Ser I, RB, AMT Callable
     01/01/09 @ 101
     4.875%, 11/01/12                   1,950         1,773
   Virginia State, Housing Development
     Authority, Rental Housing,
     Ser H, RB, AMT Callable
     11/01/09 @ 100
     5.625%, 11/01/18                   3,500         3,281
   Virginia State, Housing Development
     Authority, Single-Family Housing,
     Sub-Ser C-4, RB Callable
     01/01/02 @ 102
     5.550%, 01/01/11                   3,000         2,968
   Virginia State, Housing Development
     Authority, Sub-Ser B-1, RB, AMT
     Callable 07/01/06 @ 102
     6.375%, 07/01/26                   2,500         2,513

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Virginia State, Housing Development
     Authority, Sub-Ser C-8, RB
     Callable 01/01/02 @ 102
     6.000%, 07/01/06                 $ 2,000       $ 2,025
   Virginia State, Housing
     Development Authority,
     Sub-Ser C-1, RB Callable
     01/01/08 @ 102
     4.850%, 07/01/09                   1,600         1,515
   Virginia State, Polytechnic Institute
     & University, Ser A, RB Callable
     06/01/06 @ 102
     5.350%, 06/01/09                   2,000         1,993
     5.450%, 06/01/13                   2,500         2,448
     5.500%, 06/01/16                   4,435         4,289
Virginia State, Port Authority, RB,
     AMT
     4.400%, 07/01/00                   2,815         2,814
   Virginia State, Public School
     Authority, RB Callable
     01/01/02 @ 102
     6.250%, 01/01/08                   2,000         2,062
   Virginia State, Public School
     Authority, School Financing,
     Ser I, RB
     5.250%, 08/01/09                   5,000         4,960
   Virginia State, Public School
     Authority, Ser B, RB Callable
     07/03/00 @ 101.5
     5.850%, 01/01/02                   1,500         1,520
   Virginia State, Transportation Board,
     Northern Virginia Tranportation
     District, Ser A, RB Callable
     05/15/06 @ 101
     5.125%, 05/15/12                   2,000         1,902
                                                   --------
                                                    200,963
                                                   --------
Total Municipal Bonds
     (Cost $207,345)                                200,963
                                                   --------
CASH EQUIVALENTS (2.6%)
   AIM Tax Free Institutional
     Cash Reserve                   2,758,671         2,759
   Federated Virginia Municipal
     Cash Trust                     2,759,482         2,759
                                                   --------
Total Cash Equivalents
     (Cost $5,518)                                    5,518
                                                   --------
Total Investments (98.8%)
   (Cost $212,863)                                  206,481
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (1.2%)              2,536
                                                   --------
--------------------------------------------------------------------------------

                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 21,099,614 outstanding shares of
   beneficial interest                             $210,191
Fund shares of Investor Shares (unlimited
   authorization -- no par value) based
   on 710,206 outstanding shares of
   beneficial interest                                7,315
Distribution in excess of net investment
   income                                               (42)
Accumulated net realized loss
   on investments                                    (2,065)
Net unrealized depreciation on investments           (6,382)
                                                   --------
Total Net Assets (100.0%)                          $209,017
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                 $   9.58
                                                   ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares              $   9.59
                                                   ========
Maximum Offering Price Per Share --
   Investor Shares ($9.59 / 96.25%)                $   9.96
                                                   ========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (94.7%)
VIRGINIA (93.6%)
   Albemarle County, Industrial
     Development Authority, Martha
     Jefferson Hospital Project, RB
     Callable 10/01/03 @ 102
     5.800%, 10/01/09                  $  500       $   503
   Alexandria, Industrial
     Development Authority,
     Episcopal High School Project,
     RB Callable 01/01/06 @ 102
     5.300%, 01/01/11                     500           490
   Alexandria, Industrial Development
     Authority, Potomac Electric
     Project, Ser A, RB, MBIA Callable
     02/15/04 @ 102
     5.375%, 02/15/24                     400           365
   Alexandria, Redevelopment &
     Housing Authority, Buckingham
     Village Apartments Project, Ser A,
     RB, AMT Callable 01/01/06 @ 102
     6.050%, 07/01/16                     250           249
   Alexandria, Redevelopment &
     Housing Authority, Essex House
     Project, Ser A, RB, AMT Callable
     01/01/08 @ 102
     5.550%, 07/01/28                   1,000           892
   Arlington County, Industrial
     Development Authority, Nature
     Conservancy, Ser A, RB Callable
     07/01/07 @ 102
     5.250%, 07/01/12                     300           290
   Arlington County, GO Callable
     06/01/05 @ 101.50
     5.400%, 06/01/12                     250           249
   Arlington County, Industrial
     Development Authority,
     Alexandria/Arlington Waste
     Project, Ser B, RB, AMT Callable
     07/01/08 @ 101
     5.375%, 01/01/13                   1,000           953
   Brunswick County, Industrial
     Development Authority, RB,
     MBIA Callable 07/01/06 @ 102
     5.700%, 07/01/10                   1,000         1,017
     5.500%, 07/01/17                     400           384
   Chesapeake Bay, Bridge & Tunnel
     Commission, RB, MBIA Callable
     07/01/05 @ 102
     5.000%, 07/01/22                   1,000           865
   Chesterfield County, GO
     Callable 01/15/10
     5.750%, 01/15/15                   1,315         1,328

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Culpeper County,
     4.250%, 09/01/00                 $ 1,325       $ 1,325
   Fairfax County, Industrial
     Development Authority, Fairfax
     Hospital, Ser C, RB (C)
     4.250%, 10/01/25                     500           500
   Fairfax County, Economic
     Development Authority, National
     Wildlife Federation, RB, MBIA
     Callable 09/01/09 @ 101
     5.375%, 09/01/29                   1,000           908
   Fairfax County, Industrial
     Development Authority, Fairfax
     Hospital, Ser A, RB (C)
     3.900%, 10/01/25                     800           800
   Fairfax County, Industrial
     Development Authority, Inova
     Health System Project, RB, FSA
     5.250%, 08/15/19                     500           460
   Fairfax County, Public Improvements,
     Ser A, GO Callable 06/01/03 @ 102
     5.000%, 06/01/07                     500           494
   Fairfax County, Redevelopment &
     Housing Authority, Mott & Gum
     Springs Community Centers, RB
     Callable 06/01/06 @ 102
     5.500%, 06/01/12                     425           415
   Fairfax County, Redevelopment &
     Housing Authority, Paul Spring
     Center Project, Ser A, RB, FHA
     Callable 12/01/06 @ 103
     5.900%, 06/15/17                     250           242
   Fairfax County, Sewer Improvement
     Authority, RB, MBIA  Callable
     07/15/06 @ 102
     5.800%, 07/15/22                   1,000           979
   Fairfax County, Water Authority, RB
     Callable 04/01/07 @ 102
     6.000%, 04/01/22                     315           316
   Fredericksburg, Industrial
     Development Authority, Medicorp
     Health System Obligation, RB,
     AMBAC Callable 06/15/07 @ 102
     5.300%, 06/15/10                     500           488
     5.250%, 06/15/23                     300           265
   Giles County, Industrial Development
     Authority, Hoechst Celanese, RB,
     AMT Callable 05/01/06 @ 102
     6.450%, 05/01/26                     500           472

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Greater Richmond, Convention Center
     Authority, Convention Center
     Expansion Project, RB
     Callable 06/15/10 @ 101
     5.900%, 06/15/16                  $  835       $   830
   Greater Richmond, Convention
     Center Hotel, Convention Center
     Expansion Project, RB Callable
     6/15/10 @ 101
     6.125%, 06/15/25                   1,200         1,193
   Hampton, Golf Course Project, RB
     6.000%, 12/01/12                   1,410         1,394
   Henrico County, Economic
     Development Authority, Beth
     Sholom Assisted Living,
     Ser A, RB, GNMA Callable
     07/20/09 @ 102
     5.850%, 07/20/19                     400           387
     5.900%, 07/20/29                     500           477
   Henrico County, Industrial
     Development Authority, Educational
     Facility, Collegiate Schools, RB
     Callable 10/15/08 @ 102
     5.000%, 10/15/19                   1,000           867
   Henrico County, Industrial
     Development Authority,
     Westminster-Canterbury Project,
     RB Callable 10/1/09 @ 101
     5.700%, 10/01/23                   1,000           887
5.700%, 10/01/29                          800           698
   Henry County, Industrial
     Development Authority, Memorial
     Hospital, Martinsville & Henry
     Hospital Project, RB Callable
     01/01/07 @ 101
     6.000%, 01/01/17                     500           492
   James City County, GO, FGIC
     Callable 12/15/05 @ 102
     5.250%, 12/15/14                     250           241
   Loudoun County, Sanitation
     Authority, Water & Sewer Project,
     RB, FGIC Callable 01/01/07 @ 102
     5.125%, 01/01/26                     500           435
   Loudoun County, Public
     Improvement Project, Ser C,
     GO Callable 12/01/09 @ 101
     5.750%, 12/01/19                   1,050         1,035
   Lynchburg, Industrial Development
     Authority, Health Care Facility,
     Centra Health Project, RB
     Callable 01/01/08 @ 101
     5.200%, 01/01/23                     500           419

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
   VIRGINIA--CONTINUED
   Lynchburg, Public Improvements,
     GO Callable 05/01/06 @ 102
     5.100%, 05/01/11                  $  500       $   484
   Manassas Park, GO, FSA Callable
     04/01/09 @ 101
     5.100%, 04/01/22                     500           442
   Manassas, Ser A, GO Callable
     01/01/08 @ 102
     5.000%, 01/01/18                     500           447
   Newport News, BAN
     4.500%, 06/15/00                   1,500         1,500
   Newport News, Ser A, GO, MBIA
     Callable 07/01/05 @ 102
     5.625%, 07/01/14                   1,500         1,500
   Newport News, Redevelopment &
     Housing Authority, Ser A, RB,
     GNMA Callable 08/20/07 @102
     5.850%, 12/20/30                     500           475
   Norfolk, Water Authority, RB,
     AMBAC Callable 11/01/03 @ 102
     5.625%, 11/01/23                     690           631
   Norfolk, Industrial Development
     Authority, Health Care, Bon
     Secours Health System Project,
     RB, MBIA Callable 08/15/07 @ 102
     5.250%, 08/15/17                     750           686
   Norfork, GO Callable 02/01/03 @ 102
     5.500%, 02/01/13                     475           468
   Portsmouth, GO, FGIC Callable
     08/01/06 @ 101
     5.250%, 08/01/21                     500           453
   Richmond, Public Improvements,
     Ser B, GO, Callable 01/15/01 @ 102
     6.250%, 01/15/18                   1,000         1,028
   Riverside, Regional Jail Authority,
     Correctional Facility Improvements
     Project, RB, MBIA Callable
     07/01/05 @ 102
     5.875%, 07/01/14                   2,000         2,019
   Roanoke County, Industrial
     Development Authority, Roanoke
     Memorial Hospital Project,
     Ser C, RB Callable 06/09/00 @ 100
     4.300%, 07/01/19                     965           965
   Roanoke, Public Improvements, GO
     Callable 08/01/04 @ 102
     5.150%, 08/01/12                     250           240
   Spotsylvania County, GO, FSA
     5.000%, 07/15/14                   1,000           941
   Spotsylvania County, Water & Sewer
     System, RB, MBIA Callable
     06/01/07 @ 102
     5.250%, 06/01/12                     500           484

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



VIRGINIA MUNICIPAL BOND FUND--CONCLUDED
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Spotsylvania County, Water
     & Sewer System Authority, RB,
     MBIA Callable 06/01/07 @ 102
     5.400%, 06/01/27                 $ 1,000       $   915
   Virginia Beach, GO
     5.450%, 07/15/11                     200           199
   Virginia State, Biotechnology
     Research Park Authority, Biotech
     Two Project, RB Callable
     09/01/06 @ 101
     5.250%, 09/01/18                     500           461
   Virginia State, College Building
     Authority, Educational Facilities,
     Marymount University Project, RB,
     Callable 07/01/08 @ 102
     5.100%, 07/01/18                   1,000           881
   Virginia State, College Building
     Authority, Washington & Lee
     University Project,  RB, MBIA
     5.250%, 01/01/31                   1,100           989
   Virginia State, Housing Development
     Authority, Commonwealth
     Mortgage Project, Sub-Ser E-3,
     RB Callable 07/01/08 @ 101
     5.125%, 07/01/17                   2,000         1,795
   Virginia State, Housing
     Development Authority,
     Commonwealth Mortgage Project,
     Sub-Ser A-4, RB, AMT,
     MBIA Callable 01/01/06 @ 102
     6.350%, 07/01/18                     150           151
   Virginia State, Housing Development
     Authority, Commonwealth
     Mortgage Project, Sub-Ser A-1,
     RB Callable 01/01/03 @ 102
     6.400%, 07/01/17                     875           886
   Virginia State, Housing Development
     Authority, Commonwealth
     Mortgage Project, Sub-Ser E-2,
     RB Callable 07/01/08 @101
     5.250%, 07/01/17                   1,000           912
   Virginia State, Polytechnic Institute
     & State University, University
     Service Systems, Ser C, RB
     Callable 06/01/06 @ 102
     5.500%, 06/01/16                     200           193
   Virginia State, Public Building
     Authority, Public Improvements,
     RB Callable 08/01/05 @ 101
     5.200%, 08/01/16                     300           279

--------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Virgina State, Public Building
     Authority, Ser A, Callable
     08/01/10 @ 100
     5.750%, 08/01/16                 $ 1,500       $ 1,494
   Virginia State, Public School
     Authority, School Financing,
     Ser A, RB Callable 08/01/07 @ 102
     5.375%, 08/01/18                     500           470
   Virginia State, Resource Authority,
     RB, MBIA Callable 05/01/11 @ 101
     5.800%, 05/01/30                   1,500         1,456
   Virginia State, University of
     Virginia, Ser A, RB Callable
     05/01/06 @ 102
     5.625%, 05/01/16                   1,000           981
   West Point, Industrial Development
     Authority, Chesapeake Project,
     Ser B, RB Callable 03/01/04 @ 102
     6.250%, 03/01/19                     165           151
   Williamsburg, Industrial
     Development Authority,
     Williamsburg Community
     Hospital, RB Callable
     10/01/03 @ 102
     5.750%, 10/01/22                   1,450         1,302
                                                    -------
                                                     50,882
                                                    -------
PUERTO RICO (1.1%)
   Commonwealth,  San Lucas & Cristo
     Project, Ser A , RB Callable
     06/01/09 @ 101
     5.750%, 06/01/29                     740           604
                                                    -------
Total Municipal Bonds
     (Cost $53,737)                                  51,486
                                                    -------
CASH EQUIVALENTS (2.2%)
   AIM Tax Free Institutional
     Cash Reserve                     602,404           602
   Federated Virginia Municipal
     Cash Trust                       601,758           602
                                                    -------
Total Cash Equivalents
     (Cost $1,204)                                    1,204
                                                    -------
Total Investments (96.9%)
   (Cost $54,941)                                    52,690
                                                    -------
OTHER ASSETS AND LIABILITIES, NET (3.1%)              1,657
                                                    -------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
  Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 5,080,916 outstanding shares of
   beneficial interest                              $51,256
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 554,190 outstanding shares of
   beneficial interest                                5,910
Distribution in excess of net investment
   income                                               (24)
Accumulated net realized loss
   on investments                                      (544)
Net unrealized depreciation on investments           (2,251)
                                                    -------
Total Net Assets (100.0%)                           $54,347
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                  $  9.64
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)               $  9.68
                                                    =======

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



                          KEY TO ABBREVIATIONS USED IN
                           THE STATEMENT OF NET ASSETS



AMBAC         Security insured by the American Municipal
              Bond Assurance Corporation
AMT           Alternative Minimum Tax
BAN           Bond Anticipation Note
Cl            Class
COP           Certificate of Participation
ETM           Escrowed to Maturity
FGIC          Security insured by the Financial Guaranty
              Insurance Company
FFCB          Federal Farm Credit Bank
FHA           Federal Housing Authority
FHLMC         Federal Home Loan Mortgage Corporation
FNMA          Federal National Mortgage Association
FSA           Security insured by Financial Security
              Assurance
GNMA          Government National Mortgage Association
GO            General Obligation
MBIA          Security insured by the Municipal Bond
              Insurance Association
MTN           Medium Term Note
PLC           Public Limited Company
RB            Revenue Bond
REMIC         Real Estate Mortgage Investment Conduit
Ser           Series
STRIPS        Separately Traded Registered Interest and
              Principal Security
TA            Tax Allocation
(A)           Zero Coupon Bond
(B)           Private Placement Security
(C)           Adjustable rate security. The rate reported on
              the Statement of Net Assets is the rate in effect on May 31, 2000.
(D)           Put and demand features exist requiring the
              issuer to repurchase the instrument prior to maturity.
(E)           Securities are held in connection with a letter
              of credit issued by a major bank.
(F)           Prerefunded Security. The maturity date shown
              is the prerefunded date.
(G)           Tri-Party Repurchase Agreement

STATEMENT OF ASSETS AND LIABILITIES (000)
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000


                                                                                   Investment Grade
                                                                                      Tax-Exempt
                                                                                       Bond Fund
                                                                                   ----------------
ASSETS:
   Investments at value (Cost $165,479) .............................................  $164,613
   Cash .............................................................................       182
   Accrued income ...................................................................     2,952
   Receivable for investment securities sold ........................................    10,273
   Receivable for portfolio shares purchased ........................................       184
                                                                                       --------
   Total Assets .....................................................................   178,204
                                                                                       --------
LIABILITIES:
   Payable for investment securities purchased ......................................    25,883
   Accrued expenses .................................................................       146
   Payable for portfolio shares redeemed ............................................       134
   Distributions payable ............................................................       536
                                                                                       --------

Total liabilities ...................................................................    26,699
                                                                                       --------
Net Assets ..........................................................................  $151,505
                                                                                       ========
NET ASSETS:
Fund shares of Trust Shares (unlimited authorization -- no par value) based on
   10,998,329 outstanding shares of beneficial interest .............................  $122,291
Fund shares of Investor Shares (unlimited authorization -- no par value) based on
   1,820,120 outstanding shares of beneficial interest ..............................    19,153
Fund shares of Flex Shares (unlimited authorization -- no par value) based on
   1,375,312 outstanding shares of beneficial interest ..............................    15,610
Distribution in excess of net investment income .....................................        (5)
Accumulated net realized loss on investments ........................................    (4,678)
Net unrealized depreciation on investments ..........................................      (866)
                                                                                       --------
Total Net Assets (100.0%) ...........................................................  $151,505
                                                                                       ========
Net Asset Value, Offering and Redemption Price Per Share -- Trust Shares ............   $ 10.67
                                                                                       ========
Net Asset Value and Redemption Price Per Share -- Investor Shares ...................   $ 10.68
                                                                                       ========
Maximum Offering Price Per Share -- Investor Shares ($10.68 / 96.25%) ...............   $ 11.10
                                                                                       ========
Net Asset Value, Offering and Redemption Price Per Share -- Flex Shares (1) .........   $ 10.67
                                                                                       ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS FOR THE PERIODS ENDED MAY 31, 2000 AND MARCH 31, 2000



                                                                                                                     INVESTMENT
                                                        FLORIDA      GEORGIA           HIGH            INVESTMENT      GRADE
                                                      TAX-EXEMPT   TAX-EXEMPT         INCOME           GRADE BOND    TAX-EXEMPT
                                                       BOND FUND    BOND FUND          FUND (1)           FUND        BOND FUND
                                                      ----------   ----------   --------------------   -----------   -----------
                                                       06/01/99-   06/01/99 -   04/01/00  04/01/99 -    06/01/99 -   06/01/99 -
                                                       05/31/00    05/31/00     05/31/00   03/31/00     05/31/00     05/31/00
                                                      ----------   ----------   --------------------   -----------   -----------
Interest Income ....................................... $ 5,916     $ 4,720        $ 35     $ 643        $ 78,585      $8,255
                                                        -------     -------        ----     -----        --------      ------
Expenses:
   Investment Advisory Fees ...........................     780         637           3        60           8,537       1,285
   Less: Investment Advisory Fees
       Waived (Reimbursed) ............................    (130)       (113)         (3)      (74)           (798)       (109)
   Administrator Fees .................................      85          69          --         9             817         123
   Transfer Agent Fees-- Trust Shares .................      17          16          --        --              21          16
   Transfer Agent Fees-- Investor Shares ..............      13          15          --        --              31          17
   Transfer Agent Fees-- Flex Shares ..................      17          16           3        --              39          21
   Transfer Agent Out of Pocket Expenses ..............       9           7          --        19              28           4
   Printing Expenses ..................................       8           7          --        --              35          --
   Custody Fees .......................................       7           5          --         9              42          --
   Professional Fees ..................................       8           7          --        14              65          --
   Trustee Fees .......................................       1           1          --        --              12          --
   Registration Fees ..................................       7          11          --        16              62          13
   Distribution Fees-- Investor Shares ................       6           6          --        --             129          96
   Less: Distribution Fees Waived-- Investor Shares ...      (6)         (6)         --        --             (38)        (22)
   Distribution Fees-- Flex Shares ....................     127         113           4        18             249         163
   Less: Distribution Fees Waived-- Flex Shares .......     (53)        (47)         (2)       --             (65)        (38)
   Insurance and Other Fees ...........................       7           1           1        36              53           2
                                                         -------    -------        ----     -----        --------      ------
   Total Expenses .....................................     903         745           6       107           9,219       1,571
                                                        -------     -------        ----     -----        --------      ------
Net Investment Income .................................   5,013       3,975          29       536          69,366       6,684
                                                        -------     -------        ----     -----        --------      ------
Net Realized and Unrealized Gain (Loss)
       on Investments:
   Net Realized Loss on Securities Sold ...............  (2,256)       (836)         --      (768)        (37,713)     (4,664)
   Net Change in Unrealized Depreciation
  on Investments ......................................  (3,755)     (4,265)        (30)     (130)        (50,059)       (287)
                                                        -------     -------        ----     -----        --------      ------
   Total Net Realized and Unrealized Loss
  on Investments ......................................  (6,011)     (5,101)        (30)     (898)        (87,772)     (4,951)
                                                        -------     -------        ----     -----        --------      ------
Net Increase (Decrease) in Net Assets
       from Operations ................................ $  (998)    $(1,126)       $ (1)    $(362)       $(18,406)     $1,733
                                                        =======     =======        ====     =====        ========      ======

Amounts designated as "--" are either $0 or round to $0.

(1) ON MARCH 27, 2000, THE ESC STRATEGIC INCOME FUND EXCHANGED ALL OF ITS ASSETS
    AND CERTAIN  LIABILITIES  FOR SHARES OF THE HIGH INCOME FUND.  THE ESC STRATEGIC
    INCOME FUND IS THE ACCOUNTING SURVIVOR IN THIS TRANSACTION, AND AS A RESULT, ITS
    BASIS OF ACCOUNTING FOR ASSETS AND LIABILITIES AND ITS OPERATING RESULTS FOR THE
    PERIODS  PRIOR TO MARCH 27, 2000 HAVE BEEN  CARRIED  FORWARD IN THESE  FINANCIAL
    HIGHLIGHTS. SUBSEQUENT TO THE MERGER, THE HIGH INCOME FUND CHANGED ITS FISCAL
    YEAR-END TO MAY 31.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------



     LIMITED-
   TERM FEDERAL                                 SHORT-TERM                             VIRGINIA
     MORTGAGE       MARYLAND                   U.S. TREASURY          U.S.           INTERMEDIATE     VIRGINIA
    SECURITIES      MUNICIPAL    SHORT-TERM     SECURITIES         GOVERNMENT          MUNICIPAL      MUNICIPAL
       FUND         BOND FUND     BOND FUND        FUND          SECURITIES FUND       BOND FUND      BOND FUND
   ------------    ----------    ----------    -------------     ---------------     ------------    -----------
    06/01/99 -     06/01/99 -    06/01/99 -      06/01/99 -         06/01/99 -        06/01/99 -      06/01/99 -
     05/31/00       05/31/00      05/31/00       05/31/00           05/31/00          05/31/00        05/31/00
   ------------    ----------    ----------    -------------     ---------------     ------------    -----------
     $ 8,706        $ 1,726        $12,129        $3,593             $ 6,711          $ 11,824         $ 2,433
     -------        -------        -------        ------             -------          --------         -------

         904            228          1,295           435                 758             1,551             300

        (162)           (42)          (185)          (88)                (88)               --             (20)
          98             25            141            47                  73               170              36
          13             16             17            15                  16                 7              16
          12             --             14            14                  14                13              --
          14             15             14            16                  22                --              13
          14              2             14             6                   7                --               2
          10              2             13             5                   8                 4               3
           8              1              8             4                   6                 4               3
          13              2             10             4                   7                20               5
           1             --              3             1                   1                --              --
          17             --              9             7                  11                --               2
           4             --              4             5                   8                11              --
          (3)            --             (4)           (5)                 (8)              (11)             --
          22             75             21            56                 104                --              62
         (22)           (18)           (21)          (47)                (48)               --             (26)
           9              2              2             2                   4                --               3
     -------        -------        -------        ------             -------          --------         -------
         952            308          1,355           477                 895             1,769             399
     -------        -------        -------        ------             -------          --------         -------
       7,754          1,418         10,774         3,116               5,816            10,055           2,034
     -------        -------        -------        ------             -------          --------         -------


      (2,174)          (237)        (2,130)           (8)             (1,586)           (1,940)           (544)

      (2,454)        (1,990)        (3,306)         (621)             (2,873)          (11,451)         (2,611)
     -------        -------        -------        ------             -------          --------         -------

      (4,628)        (2,227)        (5,436)         (629)             (4,459)          (13,391)         (3,155)
     -------        -------        -------        ------             -------          --------         -------

     $ 3,126        $  (809)       $ 5,338        $2,487             $ 1,357          $ (3,336)        $(1,121)
     =======        =======        =======        ======             =======          ========         =======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------

STI  CLASSIC  FIXED  INCOME  FUNDS FOR THE PERIODS  ENDED MAY 31,  MARCH 31, AND
NOVEMBER 30,


                                                   FLORIDA TAX-EXEMPT       GEORGIA TAX-EXEMPT
                                                        BOND FUND                BOND FUND                  HIGH INCOME FUND
                                                 ----------------------   -----------------------   ------------------------------
                                                  06/01/99-   06/01/98-    06/01/99-   06/01/98-    04/01/00-  04/01/99   04/01/98
                                                  05/31/00    05/31/99     05/31/00    05/31/99     05/31/00   03/31/00   03/31/99
                                                 ----------------------   -----------------------   ---------  --------   --------
 Operations:
  Net Investment Income .......................  $  5,013     $  4,737     $   3,975    $  3,344      $   29    $   536   $    852
  Net Realized Gain (Loss) on Investments .....    (2,256)       1,160          (836)        414          --       (768)        57
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments .............    (3,755)      (1,845)       (4,265)     (1,241)        (30)      (130)      (194)
                                                 --------     --------     ---------    --------      ------    -------   --------
    Increase (Decrease) in Net Assets
      from Operations .........................      (998)       4,052        (1,126)      2,517          (1)      (362)       715
                                                 --------     --------     ---------    --------      ------    -------   --------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ..............................    (4,437)      (4,235)       (3,459)     (2,897)         --         --         --
    Investor Shares ...........................      (127)        (134)         (129)       (128)         --         --         --
    Flex Shares ...............................      (449)        (369)         (388)       (318)        (29)      (479)*     (759)
    Class D Shares ............................        --           --            --          --          --        (39)       (33)
  Tax Return of Capital:
    Class D Shares ............................        --           --            --          --          --         --        (77)
    Flex Shares ...............................        --           --            --          --          --         --         (3)*
  Capital Gains:
    Trust Shares ..............................      (400)      (1,037)         (301)       (162)         --         --         --
    Investor Shares ...........................       (12)         (37)          (13)         (8)         --         --         --
    Flex Shares ...............................       (46)        (122)          (42)        (20)         --         --       (105)*
    Class D Shares ............................        --           --            --          --          --         --         (9)
                                                 --------     --------     ---------    --------      ------    -------   --------
  Total Distributions .........................    (5,471)      (5,934)       (4,332)     (3,533)        (29)      (518)      (986)
                                                 --------     --------     ---------    --------      ------    -------   --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ...............    28,674       51,929        26,583      36,255          --         --         --
    Shares Issued in Connection with
      Crestar Merger ..........................        --           --            --          --          --         --         --
    Reinvestment of Cash Distributions                889        1,663         1,355       1,180          --         --         --
    Cost of Shares Repurchased                    (49,546)     (27,307)      (29,630)    (11,514)         --         --         --
                                                 --------     --------     ---------    --------      ------    -------   --------
  Increase (Decrease) in Net Assets From Trust
    Share Transactions                            (19,983)      26,285        (1,692)     25,921          --         --         --
                                                 --------     --------     ---------    --------      ------    -------   --------
  Investor Shares:
    Proceeds from Shares Issued                       165        1,105           557       1,195          --         --         --
    Shares Issued in Connection with
      Crestar Merger ..........................        --           --            --          --          --         --         --
    Reinvestment of Cash Distributions ........       120          143           108         118          --         --         --
    Cost of Shares Repurchased ................    (1,034)        (780)       (1,698)     (1,586)         --         --         --
                                                 --------     --------     ---------    --------      ------    -------   --------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions ........................      (749)         468        (1,033)       (273)         --         --         --
                                                 --------     --------     ---------    --------      ------    -------   --------
  Flex Shares:
    Proceeds from Shares Issued ...............     2,953       11,906         1,933       5,982       1,165        851        926
    Shares Issued in Connection with ESC Merger        --           --            --          --          --        352         --
    Shares Issued in Connection with
      Crestar Merger .........................         --           --            --          --          --         --         --
    Reinvestment of Cash Distributions .......        427          433           410         304          21        463        894
    Cost of Shares Repurchased ...............     (7,643)      (5,520)       (6,201)     (1,034)       (113)    (6,073)   (18,743)
                                                 --------     --------     ---------    --------      ------    -------   --------
  Increase (Decrease) in Net Assets From Flex
    Share Transactions .......................     (4,263)       6,819        (3,858)      5,252       1,073     (4,407)   (16,923)
                                                 --------     --------     ---------    --------      ------    -------   --------
  Class D:
    Proceeds from Shares Issued ..............         --           --            --          --          --         42        156
    Reinvestment of Cash Distributions .......         --           --            --          --          --         42         41
    Value of Shares Exchanged in Connection
            with Merger ......................         --           --            --          --          --       (352)        --
    Cost of Shares Repurchased ...............         --           --            --          --          --       (191)      (461)
                                                 --------     --------     ---------    --------      ------    -------   --------
  Increase (Decrease) in Net Assets From
    Class D Share Transactions ...............         --           --            --          --          --       (459)      (264)
                                                 --------     --------     ---------    --------      ------    -------   --------
  Increase (Decrease) in Net Assets From
    Share Transactions .......................    (24,995)      33,572        (6,583)     30,900       1,073     (4,866)   (17,187)
                                                 --------     --------     ---------    --------      ------    -------   --------
      Total Increase (Decrease) in Net Assets     (31,464)      31,690       (12,041)     29,884       1,043     (5,746)   (17,458)
                                                 --------     --------     ---------    --------      ------    -------   --------
Net Assets:
  Beginning of Period ........................    137,170      105,480       104,486      74,602       2,032      7,778     25,236
                                                 --------     --------     ---------    --------      ------    -------   --------
  End of Period ..............................   $105,706     $137,170     $  92,445    $104,486      $3,075    $ 2,032   $  7,778
                                                 ========     ========     =========    ========      ======    =======   ========


  * Formerly Class A Shares
(1) See Note 6 in the notes to the financial statements for additional information.

Amounts designated as "--" are either $0 or round to $0.


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS



60



-----------------------------------------------------------------------------------------------------------------------------------


     INVESTMENT GRADE     INVESTMENT GRADE TAX-  LIMITED-TERM FEDERAL         MARYLAND MUNICIPAL
         BOND FUND          EXEMPT BOND FUND   MORTGAGE SECURITIES FUND            BOND FUND
   --------------------   -------------------- ------------------------  ------------------------------
  06/01/99-    06/01/98-  06/01/99-  06/01/98-  06/01/99-    06/01/98-   06/01/99- 12/01/98- 12/01/97-
  05/31/00     05/31/99   05/31/00   05/31/99   05/31/00     05/31/99    05/31/00  05/31/99  11/30/98
  ---------   ---------   ---------  ---------  ---------   ----------   --------- --------- ---------
$   69,366   $  45,781     $ 6,684    $ 6,793    $ 7,754   $   7,741      $ 1,418   $   497    $   701
   (37,713)     15,248      (4,664)     4,833     (2,174)         88         (237)      (19)        58

   (50,059)    (27,720)       (287)    (3,278)    (2,454)     (1,037)      (1,990)     (437)       406
----------   ---------     -------    -------    -------   ---------      -------   -------    -------
   (18,406)     33,309       1,733      8,348      3,126       6,792         (809)       41      1,165
----------   ---------     -------    -------    -------   ---------      -------   -------    -------


   (66,271)    (43,474)     (5,389)    (5,587)    (7,518)     (7,568)      (1,195)     (425)      (645)
    (1,676)     (1,621)       (798)      (901)       (93)       (125)          --        --         --
    (1,277)       (807)       (504)      (305)      (110)        (83)        (257)      (77)       (56)
        --          --         --         --          --          --          --         --         --

        --          --         --         --          --          --          --         --         --
        --          --         --         --          --          --          --         --         --

        --     (13,468)     (1,805)    (4,790)        --      (1,611)          --       (24)        --
        --        (547)       (295)      (914)        --         (28)          --        --         --
        --        (306)       (216)      (323)        --         (19)          --        (4)        --
        --          --          --         --         --          --           --        --         --
----------    ---------     -------    -------    -------   ---------      -------   -------    -------
   (69,224)    (60,223)     (9,007)   (12,820)    (7,721)     (9,434)      (1,452)     (530)      (701)
----------   ---------     -------    -------    -------   ---------      -------   -------    -------


    254,865    310,338      29,272     58,516     52,959      54,404       18,759    15,770     13,041
        --     314,362          --         --         --          --           --        --         --
    36,906      42,773       2,726      5,421      4,795       6,287          200        14         11
  (358,628)   (286,648)    (63,059)   (52,929)   (63,196)    (60,354)     (20,670)   (4,854)    (5,813)
----------   ---------     -------    -------    -------   ---------      -------   -------    -------

   (66,857)    380,825     (31,061)    11,008     (5,442)        337       (1,711)   10,930      7,239
----------   ---------     -------    -------    -------   ---------      -------   -------    -------

     3,327       8,100         686      2,158        307         853           --        --         --
        --       2,385          --         --         --          --           --        --         --
     1,676       2,052         980      1,627         93         151           --        --         --
   (15,192)     (9,990)     (6,471)    (6,100)    (1,359)     (1,458)          --        --         --
----------   ---------     -------    -------    -------   ---------      -------   -------    -------

   (10,189)      2,547      (4,805)    (2,315)      (959)       (454)          --        --         --
----------   ---------     -------    -------    -------   ---------      -------   -------    -------

     9,687      19,438       7,055     10,543        792       1,082        2,326     4,739      2,772
        --          --          --         --         --          --           --        --         --
        --          --          --         --         --          --           --        --         --
     1,235       1,002         670        551        103          96          216        66         41
   (15,042)     (6,765)     (8,916)    (2,643)    (1,233)       (566)      (3,563)     (226)      (177)
----------   ---------     -------    -------    -------   ---------      -------   -------    -------

    (4,120)     13,675      (1,191)     8,451       (338)        612       (1,021)    4,579      2,636
----------   ---------     -------    -------    -------   ---------      -------   -------    -------

        --          --          --         --         --          --           --        --         --
        --          --          --         --         --          --           --        --         --

        --          --          --         --         --          --           --        --         --
        --          --          --         --         --          --           --        --         --
----------  ----------     -------    -------    -------   ---------      -------   -------    -------

        --          --          --         --         --          --           --        --         --
----------  ----------     -------    -------    -------   ---------      -------   -------    -------

   (81,166)    397,047     (37,057)    17,144     (6,739)        495       (2,732)   15,509      9,875
----------  ----------     -------    -------    -------   ---------      -------   -------    -------
  (168,796)    370,133     (44,331)    12,672    (11,334)     (2,147)      (4,993)   15,020     10,339
----------  ----------     -------    -------    -------   ---------      -------   -------    -------

 1,210,001     839,868     195,836    183,164    139,589     141,736       37,381    22,361     12,022
----------  ----------    --------    -------    -------   ---------      -------   -------    -------
$1,041,205  $1,210,001    $151,505   $195,836   $128,255    $139,589      $32,388   $37,381    $22,361
==========  ==========    ========   ========   ========    ========      =======   =======    =======




       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


STATEMENTS OF CHANGES IN NET ASSETS (000)
-----------------------------------------------------------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS FOR THE PERIODS ENDED MAY 31, AND NOVEMBER 30,


                                                                     SHORT-TERM                    SHORT-TERM U.S. TREASURY
                                                                      BOND FUND                         SECURITIES FUND
                                                               -------------------------           --------------------------
                                                             06/01/99-         06/01/98-          06/01/99-        06/01/98-
                                                             05/31/00          05/31/99           05/31/00         05/31/99
                                                            ----------        ----------          ----------     -----------
Operations:
  Net Investment Income ................................    $ 10,774           $  6,990         $  3,116            $ 2,525
  Net Realized Gain (Loss) on Investments ..............      (2,130)               414               (8)               243
  Net Change in Unrealized Appreciation
        (Depreciation) on Investments ..................      (3,306)            (2,357)            (621)              (388)
                                                            --------           --------          -------            -------
    Increase (Decrease) in Net Assets from Operations ..       5,338              5,047            2,487              2,380
                                                            --------           --------          -------            -------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .......................................     (10,579)            (6,805)          (2,756)            (2,281)
    Investor Shares ....................................         (91)               (92)            (122)              (133)
    Flex Shares ........................................        (103)               (95)            (238)              (111)
  Capital Gains:
    Trust Shares .......................................        (139)              (356)              (7)                --
    Investor Shares ....................................          (1)                (4)              --                 --
    Flex Shares ........................................          (2)                (5)              (1)                --
                                                            --------           --------          -------            -------
  Total Distributions ..................................     (10,915)            (7,357)          (3,124)            (2,525)
                                                            --------           --------          -------            -------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ........................      51,792             57,981           31,143             17,499
    Shares Issued in Connection with Crestar Merger ....          --             72,757               --                 --
    Reinvestment of Cash Distributions .................       4,667              3,614            1,435                951
    Cost of Shares Repurchased .........................     (80,493)           (42,626)         (15,480)            (9,243)
                                                            --------           --------          -------            -------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions .......................................     (24,034)            91,726           17,098              9,207
                                                            --------           --------          -------            -------
  Investor Shares:
    Proceeds from Shares Issued ........................         402                589              738              1,382
    Reinvestment of Cash Distributions .................          88                 94              122                133
    Cost of Shares Repurchased .........................        (821)              (781)          (1,566)            (1,983)
                                                            --------           --------          -------            -------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions .................................        (331)               (98)            (706)              (468)
                                                            --------           --------          -------            -------
  Flex Shares:
    Proceeds from Shares Issued ........................       1,164              2,540            3,365              5,314
    Shares Issued in Connection with Crestar Merger ....          --                 --               --                 --
    Reinvestment of Cash Distributions .................         107                 96              218                 94
    Cost of Shares Repurchased .........................      (1,486)            (2,365)          (3,068)            (1,855)
                                                            --------           --------          -------            -------
  Increase (Decrease) in Net Assets From Flex
       Share Transactions ..............................        (215)               271              515              3,553
                                                            --------           --------          -------            -------
    Increase (Decrease) in Net Assets From Share
       Transactions ....................................     (24,580)            91,899           16,907             12,292
                                                            --------           --------          -------            -------
      Total Increase (Decrease) in Net Assets ..........     (30,157)            89,589           16,270             12,147
                                                            --------           --------          -------            -------
Net Assets:
  Beginning of Period ..................................     214,070            124,481           63,757             51,610
                                                            --------           --------          -------            -------
  End of Period ........................................    $183,913           $214,070         $ 80,027            $63,757
                                                            ========           ========         ========            =======

(1) See Note 6 in the notes to the financial statements for additional information.
 Amounts designated as "--" are either $0 or round to $0.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS



------------------------------------------------------------------------------------------------------------------------------------


       U. S. GOVERNMENT
        SECURITIES FUND        VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND       VIRGINIA MUNICIPAL BOND FUND
   -----------------------     -----------------------------------------    ----------------------------------
    06/01/99-    06/01/98-       06/01/99-     12/01/98-     12/01/97-       06/01/99-    12/01/98-  12/01/97-
    05/31/00     05/31/99        05/31/00      05/31/99      11/30/98        05/31/00     05/31/99   11/30/98
   ---------     ---------     -----------    ----------     --------        ---------    --------   ---------
    $ 5,816      $ 2,793         $ 10,055     $  5,222      $ 10,809        $  2,034       $  734     $ 1,203
     (1,586)          15           (1,940)       1,177         1,725            (544)          31         175
     (2,873)      (1,299)         (11,451)      (5,509)        2,380          (2,611)        (722)        507
    -------      -------         --------     --------      --------        --------       ------     -------
      1,357        1,509           (3,336)         890        14,914          (1,121)          43       1,885
    -------      -------         --------     --------      --------        --------       ------     -------


     (5,199)      (2,385)          (9,828)      (5,069)      (10,471)         (1,835)        (650)     (1,116)
       (111)        (153)            (320)        (166)         (364)             --           --          --
       (506)        (252)              --           --            --            (223)         (88)        (87)

         --           --           (1,262)      (1,670)         (793)            (27)        (155)        (50)
         --           --              (39)         (56)          (28)             --           --          --
         --           --               --           --            --              (4)         (20)         (4)
    -------      -------         --------     --------      --------        --------       ------     -------
     (5,816)      (2,790)         (11,449)      (6,961)      (11,656)         (2,089)        (913)     (1,257)
    -------      -------         --------     --------      --------        --------       ------     -------


     27,984       23,161           26,550       26,357        36,891          32,391        7,281      13,751
         --       56,128               --           --            --              --           --          --
      1,272          520              952           43           629             262           29          60
    (42,103)     (11,462)         (51,050)     (24,041)      (34,155)        (12,912)      (3,890)     (5,172)
    -------      -------         --------     --------      --------        --------       ------     -------

    (12,847)      68,347          (23,548)       2,359         3,365          19,741        3,420       8,639
    -------      -------         --------     --------      --------        --------       ------     -------

        416          956            1,441          653         2,174              --           --          --
        111          152              275          164           289              --           --          --
     (1,560)      (1,762)          (2,155)        (821)       (2,503)             --           --          --
    -------      -------         --------     --------      --------        --------       ------     -------

     (1,033)        (654)            (439)          (4)          (40)             --           --          --
    -------      -------         --------     --------      --------        --------       ------     -------

      2,396        5,920               --           --            --           1,607        3,816       2,474
         --        3,174               --           --            --              --           --          --
        443          206               --           --            --             153           77          64
     (6,144)      (1,637)              --           --            --          (2,822)        (514)       (376)
    -------      -------         --------     --------      --------        --------       ------     -------
     (3,305)       7,663               --           --            --          (1,062)       3,379       2,162
    -------      -------         --------     --------      --------        --------       ------     -------
    (17,185)      75,356          (23,987)       2,355         3,325          18,679        6,799      10,801
    -------      -------         --------     --------      --------        --------       ------     -------
    (21,644)      74,075          (38,772)      (3,716)        6,583          15,469        5,929      11,429
    -------      -------         --------     --------      --------        --------       ------     -------

    116,221       42,146          247,789      251,505       244,922          38,878       32,949      21,520
    -------      -------         --------     --------      --------        --------       ------     -------
   $ 94,577     $116,221         $209,017     $247,789      $251,505        $ 54,347      $38,878     $32,949
   ========     ========         ========     ========      ========        ========      =======     =======





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS FOR THE PERIODS ENDED MAY 31,  (UNLESS  OTHERWISE
INDICATED) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS




                             NET ASSET                  NET REALIZED AND   DISTRIBUTIONS               DISTRIBUTIONS
                                VALUE           NET     UNREALIZED GAINS     FROM NET     DISTRIBUTIONS  FROM TAX     NET ASSET
                              BEGINNING     INVESTMENT      (LOSSES)        INVESTMENT    FROM REALIZED  RETURN OF    VALUE END
                              OF PERIOD       INCOME     ON INVESTMENTS       INCOME      CAPITAL GAINS   CAPITAL     OF PERIOD
                             ----------    -----------  ----------------   -------------  ------------- ------------- ---------
Florida Tax-Exempt Bond Fund
Trust Shares
           2000                  $10.59         $ 0.44         $(0.49)          $(0.44)        $(0.04)    $   --         $10.06
           1999                   10.72           0.42          (0.02)           (0.42)         (0.11)        --          10.59
           1998                   10.28           0.44           0.45            (0.44)         (0.01)        --          10.72
           1997                   10.06           0.46           0.25            (0.46)         (0.03)        --          10.28
           1996                   10.18           0.46          (0.07)           (0.46)         (0.05)        --          10.06
Investor Shares
           2000                  $10.60         $ 0.42         $(0.49)          $(0.42)        $(0.04)    $   --         $10.07
           1999                   10.72           0.40          (0.01)           (0.40)         (0.11)        --          10.60
           1998                   10.29           0.42           0.44            (0.42)         (0.01)        --          10.72
           1997                   10.07           0.44           0.25            (0.44)         (0.03)        --          10.29
           1996                   10.18           0.44          (0.06)           (0.44)         (0.05)        --          10.07
Flex Shares
           2000                  $10.62         $ 0.36         $(0.49)          $(0.36)        $(0.04)    $   --         $10.09
           1999                   10.74           0.35          (0.01)           (0.35)         (0.11)        --          10.62
           1998                   10.30           0.37           0.45            (0.37)         (0.01)        --          10.74
           1997                   10.08           0.39           0.25            (0.39)         (0.03)        --          10.30
           1996(1)                10.19           0.39          (0.06)           (0.39)         (0.05)        --          10.08
Georgia Tax-Exempt Bond Fund
Trust Shares
           2000                  $10.03         $ 0.40         $(0.49)          $(0.40)        $(0.04)    $   --         $ 9.50
           1999                   10.11           0.39          (0.06)           (0.39)         (0.02)        --          10.03
           1998                    9.73           0.41           0.39            (0.41)         (0.01)        --          10.11
           1997                    9.56           0.42           0.22            (0.42)         (0.05)        --           9.73
           1996                    9.63           0.43          (0.05)           (0.43)         (0.02)        --           9.56
Investor Shares
           2000                  $10.05         $ 0.38         $(0.50)          $(0.38)        $(0.04)    $   --         $ 9.51
           1999                   10.13           0.37          (0.06)           (0.37)         (0.02)        --          10.05
           1998                    9.74           0.39           0.40            (0.39)         (0.01)        --          10.13
           1997                    9.58           0.40           0.21            (0.40)         (0.05)        --           9.74
           1996                    9.65           0.41          (0.05)           (0.41)         (0.02)        --           9.58
Flex Shares
           2000                  $10.04         $ 0.33         $(0.49)          $(0.33)        $(0.04)    $   --         $ 9.51
           1999                   10.12           0.32          (0.06)           (0.32)         (0.02)        --          10.04
           1998                    9.73           0.34           0.40            (0.34)         (0.01)        --          10.12
           1997                    9.56           0.35           0.22            (0.35)         (0.05)        --           9.73
           1996(2)                 9.72           0.36          (0.14)           (0.36)         (0.02)        --           9.56
High Income Fund (A)
Flex Shares
           2000(4)               $ 7.98         $ 0.09         $(0.10)          $(0.09)      $  --        $   --         $ 7.88
For the years ended March 31:
           2000                    9.77           0.87          (1.85)           (0.81)         --            --           7.98
           1999                    9.99           0.51           0.04            (0.57)         (0.15)        (0.05)       9.77
           1998                    9.73           0.34           0.44            (0.52)         --            --           9.99
           1997                    9.89           0.60          (0.16)           (0.60)         --            --           9.73
           1996                    9.94           0.59           0.16            (0.59)         (0.21)        --           9.89
Investment Grade Bond Fund
Trust Shares
           2000                  $10.36         $ 0.61         $(0.78)          $(0.61)      $  --        $   --         $ 9.58
           1999                   10.65           0.56          (0.11)           (0.56)         (0.18)        --          10.36
           1998                   10.16           0.60           0.49            (0.60)         --            --          10.65
           1997                   10.07           0.60           0.09            (0.60)         --            --          10.16
           1996                   10.26           0.60          (0.19)           (0.60)         --            --          10.07
Investor Shares
           2000                  $10.36         $ 0.57         $(0.78)          $(0.57)      $  --        $   --         $ 9.58
           1999                   10.65           0.52          (0.11)           (0.52)         (0.18)        --          10.36
           1998                   10.16           0.55           0.49            (0.55)         --            --          10.65
           1997                   10.06           0.56           0.10            (0.56)         --            --          10.16
           1996                   10.26           0.56          (0.20)           (0.56)         --            --          10.06
Flex Shares
           2000                  $10.37         $ 0.52         $(0.78)          $(0.52)      $  --        $   --         $ 9.59
           1999                   10.66           0.47          (0.11)           (0.47)         (0.18)        --          10.37
           1998                   10.17           0.51           0.49            (0.51)         --            --          10.66
           1997                   10.07           0.51           0.10            (0.51)         --            --          10.17
           1996 (3)               10.33           0.52          (0.26)           (0.52)         --            --          10.07




 * Annualized.
 + Returns are for the period indicated and have not been annualized.  Total return figures do not reflect applicable sales loads.
(1) Commenced operations on June 1, 1995.  All ratios for the period have been annualized.
(2) Commenced operations on June 6, 1995.  All ratios for the period have been annualized.
(3) Commenced operations on June 7, 1995.  All ratios for the period have been annualized.
(4) Commenced operations on April 1, 2000.  All ratios for the period have been annualized.

------------------------------------------------------------------------------------------------------------------------

                                                                                            RATIO OF
                                                                        RATIO OF          NET INVESTMENT
                                  RATIO OF        RATIO OF           EXPENSES TO           INCOME TO
                    NET ASSETS   EXPENSES TO    NET INVESTMENT     AVERAGE NET ASSETS   AVERAGE NET ASSETS    PORTFOLIO
           TOTAL     END OF       AVERAGE         INCOME TO         (EXCLUDING WAIVERS  (EXCLUDING WAIVERS     TURNOVER
          RETURN(+) PERIOD(000   NET ASSETS  AVERAGE NET ASSETS     AND REIMBURSEMENTS) AND REIMBURSEMENTS)     RATE
        ---------- -----------  ------------ ------------------    -------------------  -------------------   ---------

           (0.48)% $    93,040     0.67%             4.25%               0.78%                 4.14%                88%
            3.72       118,609     0.67              3.90                0.77                  3.80                 72
            8.77        93,939     0.66              4.16                0.80                  4.02                 69
            7.22        50,487     0.65              4.48                0.80                  4.33                135
            3.87        30,790     0.65              4.49                0.88                  4.26                 63

           (0.68)% $     2,875     0.87%             4.05%               1.36%                 3.56%                88%
            3.62         3,799     0.87              3.71                1.31                  3.27                 72
            8.46         3,381     0.86              3.98                1.34                  3.50                 69
            7.00         3,226     0.85              4.28                1.31                  3.82                135
            3.76         4,025     0.85              4.28                1.36                  3.77                 63

           (1.17)% $     9,791     1.37%             3.54%               1.89%                 3.02%                88%
            3.13        14,762     1.37              3.21                1.88                  2.70                 72
            8.04         8,160     1.36              3.45                2.01                  2.80                 69
            6.48         3,000     1.35              3.78                2.28                  2.85                135
            3.27         2,692     1.35              3.79                2.54                  2.60                 63


           (0.90)% $    81,160     0.67%             4.13%               0.77%                 4.03%                19%
            3.33        87,452     0.67              3.87                0.78                  3.76                 12
            8.37        62,363     0.66              4.09                0.81                  3.94                  7
            6.79        39,732     0.65              4.31                0.81                  4.15                 15
            3.89        22,950     0.65              4.36                0.89                  4.12                 60

           (1.26)% $     2,458     0.87%             3.93%               1.40%                 3.40%                19%
            3.13         3,676     0.87              3.67                1.25                  3.29                 12
            8.26         3,975     0.86              3.89                1.30                  3.45                  7
            6.47         3,511     0.85              4.10                1.33                  3.62                 15
            3.69         3,418     0.85              4.17                1.41                  3.61                 60

           (1.59)% $     8,827     1.37%             3.43%               1.95%                 2.85%                19%
            2.63        13,358     1.37              3.19                1.89                  2.67                 12
            7.74         8,264     1.36              3.39                2.02                  2.73                  7
            6.06         4,662     1.35              3.60                2.07                  2.88                 15
            2.25         4,207     1.35              3.66                2.35                  2.66                 60

           (0.13)% $     3,075     1.40%*            6.57%*              2.83%*                5.14%*              --%

          (10.84)        2,032     1.73              8.94                2.95                  7.72                 24
            5.64         7,230     1.91              5.09                2.22                  4.78                 95
            8.18        24,413     1.87              5.27                1.87                  5.27                130
            3.91        32,506     1.65              5.49                1.70                  5.44                123
            7.67        36,891     1.70              5.87                1.75                  5.82                138

           (1.76)% $   998,596     0.77%             6.05%               0.84%                 5.98%               202%
            4.25     1,149,068     0.77              5.25                0.85                  5.17                221
           10.92       793,488     0.76              5.67                0.86                  5.57                109
            6.99       633,646     0.75              5.89                0.85                  5.79                298
            4.02       599,514     0.75              5.81                0.87                  5.69                184

           (2.17)% $    22,553     1.17%             5.60%               1.37%                 5.40%               202%
            3.86        34,913     1.17              4.87                1.36                  4.68                221
           10.49        33,269     1.14              5.29                1.38                  5.05                109
            6.66        33,165     1.15              5.48                1.41                  5.22                298
            3.50        36,155     1.15              5.40                1.44                  5.11                184

           (2.63)% $    20,056     1.66%             5.14%               1.99%                 4.81%               202%
            3.35        26,020     1.66              4.40                2.00                  4.06                221
            9.99        13,111     1.65              4.76                2.11                  4.30                109
            6.16         5,763     1.64              5.00                2.20                  4.44                298
            2.50         4,621     1.64              4.84                2.49                  3.99                184




(A) On March 27, 2000, the ESC Strategic Income Fund exchanged all of its asset and certain liabilities for shares of the High Income Fund. The ESC Strategic
Income Fund is the accounting survivor in this transaction, and as a result, it basis of accounting for assets and liabilities and its operating results for th periods prior to March 27, 2000 have been carried forward in these financia highlights. Subsequent to the merger, the High Income Fund changed its fisca year end to May 31.

Amounts designated as "--" are either $0 or round to $0.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS FOR THE PERIODS ENDED MAY 31,  (UNLESS  OTHERWISE
INDICATED) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS




                               NET ASSET                       NET REALIZED AND    DISTRIBUTIONS
                                  VALUE             NET        UNREALIZED GAINS      FROM NET       DISTRIBUTIONS     NET ASSET
                                BEGINNING       INVESTMENT         (LOSSES)         INVESTMENT      FROM REALIZED     VALUE END
                                OF PERIOD         INCOME        ON INVESTMENTS        INCOME        CAPITAL GAINS     OF PERIOD
                              -----------       -----------   ----------------     -------------    -------------     ----------
Investment Grade Tax-Exempt Bond Fund
Trust Shares
           2000                    $11.10           $ 0.43            $(0.29)           $(0.43)          $(0.14)          $10.67
           1999                     11.40             0.43              0.10             (0.43)           (0.40)           11.10
           1998                     11.22             0.44              0.50             (0.44)           (0.32)           11.40
           1997                     11.10             0.44              0.33             (0.44)           (0.21)           11.22
           1996                     11.28             0.45              0.19             (0.45)           (0.37)           11.10
Investor Shares
           2000                    $11.12           $ 0.39            $(0.30)           $(0.39)          $(0.14)          $10.68
           1999                     11.41             0.38              0.11             (0.38)           (0.40)           11.12
           1998                     11.24             0.39              0.49             (0.39)           (0.32)           11.41
           1997                     11.12             0.40              0.33             (0.40)           (0.21)           11.24
           1996                     11.30             0.41              0.19             (0.41)           (0.37)           11.12
Flex Shares
           2000                    $11.10           $ 0.34            $(0.29)           $(0.34)          $(0.14)          $10.67
           1999                     11.40             0.33              0.10             (0.33)           (0.40)           11.10
           1998                     11.23             0.33              0.49             (0.33)           (0.32)           11.40
           1997                     11.11             0.35              0.33             (0.35)           (0.21)           11.23
           1996(1)                  11.30             0.37              0.18             (0.37)           (0.37)           11.11
Limited-Term Federal Mortgage Securities Fund
Trust Shares
           2000                    $ 9.94           $ 0.55            $(0.32)           $(0.55)        $  --              $ 9.62
           1999                     10.12             0.54             (0.06)            (0.54)           (0.12)            9.94
           1998                     10.02             0.58              0.11             (0.58)           (0.01)           10.12
           1997                      9.99             0.58              0.04             (0.58)           (0.01)           10.02
           1996                     10.11             0.62             (0.14)            (0.60)           --                9.99
Investor Shares
           2000                    $ 9.93           $ 0.52            $(0.33)           $(0.52)        $  --              $ 9.60
           1999                     10.11             0.51             (0.06)            (0.51)           (0.12)            9.93
           1998                     10.00             0.56              0.12             (0.56)           (0.01)           10.11
           1997                      9.97             0.56              0.04             (0.56)           (0.01)           10.00
           1996                     10.11             0.60             (0.14)            (0.60)           --                9.97
Flex Shares
           2000                    $ 9.94           $ 0.49            $(0.32)           $(0.49)        $  --              $ 9.62
           1999                     10.12             0.48             (0.06)            (0.48)           (0.12)            9.94
           1998                     10.02             0.52              0.11             (0.52)           (0.01)           10.12
           1997                      9.99             0.52              0.04             (0.52)           (0.01)           10.02
           1996(2)                  10.14             0.55             (0.15)            (0.55)           --                9.99
Maryland Municipal Bond Fund (A)
Trust Shares
           2000                    $10.06           $ 0.42            $(0.60)           $(0.42)        $  --              $ 9.46
           1999(3)                  10.22             0.20             (0.15)            (0.20)           (0.01)           10.06
           For the years ended November 30:
           1998                      9.95             0.42              0.27             (0.42)           --               10.22
           1997                      9.76             0.43              0.19             (0.43)           --                9.95
           1996(4)                  10.00             0.31             (0.24)            (0.31)           --                9.76
Flex Shares
           2000                    $10.08           $ 0.33            $(0.60)           $(0.33)        $  --              $ 9.48
           1999                     10.24             0.15             (0.15)            (0.15)           (0.01)           10.08
           For the years ended November 30:
           1998                      9.96             0.33              0.28             (0.33)           --               10.24
           1997                      9.76             0.34              0.20             (0.34)           --                9.96
           1996(5)                   9.53             0.20              0.23             (0.20)           --                9.76
Short-Term Bond Fund
Trust Shares
           2000                    $ 9.91           $ 0.53            $(0.25)           $(0.53)          $(0.01)          $ 9.65
           1999                     10.05             0.51             (0.10)            (0.52)           (0.03)            9.91
           1998                      9.90             0.55              0.16             (0.55)           (0.01)           10.05
           1997                      9.86             0.53              0.07             (0.53)           (0.03)            9.90
           1996                      9.98             0.54             (0.10)            (0.54)           (0.02)            9.86
Investor Shares
           2000                    $ 9.93           $ 0.51            $(0.25)           $(0.51)          $(0.01)          $ 9.67
           1999                     10.07             0.49             (0.10)            (0.50)           (0.03)            9.93
           1998                      9.91             0.53              0.17             (0.53)           (0.01)           10.07
           1997                      9.88             0.51              0.06             (0.51)           (0.03)            9.91
           1996                     10.01             0.52             (0.10)            (0.53)           (0.02)            9.88
Flex Shares
           2000                    $ 9.93           $ 0.48            $(0.25)           $(0.48)          $(0.01)          $ 9.67
           1999                     10.07             0.47             (0.11)            (0.47)           (0.03)            9.93
           1998                      9.91             0.50              0.17             (0.50)           (0.01)           10.07
           1997                      9.88             0.48              0.06             (0.48)           (0.03)            9.91
           1996(6)                  10.02             0.47             (0.12)            (0.47)           (0.02)            9.88




  +Returns are for the period indicated and have not been annualized.  Total return figures do not reflect applicable sales loads.
(1)Commenced operations on June 1, 1995.  All ratios for the period have been annualized.
(2)Commended operations on June 7, 1995.  All ratios for the period have been annualized.
(3)For the six month period ended May 31, 1999.  All ratios for the period have been annualized.
(4)Commenced operations on March 1, 1996.  All ratios for the period have been annualized.
(5)Commenced operations on April 25, 1996.  All ratios for the period have been annualized.

66



-----------------------------------------------------------------------------------------------------------------------
                                                                                            RATIO OF
                                                                        RATIO OF          NET INVESTMENT
                                  RATIO OF        RATIO OF           EXPENSES TO           INCOME TO
                    NET ASSETS   EXPENSES TO    NET INVESTMENT     AVERAGE NET ASSETS   AVERAGE NET ASSETS    PORTFOLIO
           TOTAL     END OF       AVERAGE         INCOME TO         (EXCLUDING WAIVERS  (EXCLUDING WAIVERS     TURNOVER
          RETURN(+) PERIOD(000   NET ASSETS  AVERAGE NET ASSETS     AND REIMBURSEMENTS) AND REIMBURSEMENTS)     RATE
        ---------- -----------  ------------ ------------------    -------------------  -------------------   ---------
            1.41%  $  117,384       0.77%         3.98%                   0.83%               3.92%              226%
            4.67      154,123       0.77          3.75                    0.87                3.65               224
            8.57      146,606       0.76          3.83                    0.88                3.71               378
            7.13      139,144       0.75          3.96                    0.86                3.85               489
            5.82      124,507       0.75          4.01                    0.89                3.87               514

            0.90%  $   19,443       1.17%         3.59%                   1.33%               3.43%              226%
            4.35       25,195       1.17          3.36                    1.32                3.21               224
            8.05       28,159       1.16          3.43                    1.43                3.16               378
            6.69       31,857       1.15          3.56                    1.38                3.33               489
            5.40       37,427       1.15          3.61                    1.42                3.34               514

            0.52%  $   14,678       1.65%         3.11%                   1.95%               2.81%              226%
            3.78       16,518       1.65          2.86                    2.03                2.48               224
            7.50        8,399       1.64          2.95                    2.10                2.49               378
            6.19        4,681       1.63          3.08                    2.15                2.56               489
            4.91        5,536       1.63          3.12                    2.25                2.50               514

            2.33%  $  125,355       0.67%         5.60%                   0.79%               5.48%              384%
            4.75      135,256       0.67          5.28                    0.77                5.18               379
            7.12      137,488       0.66          5.75                    0.77                5.64               163
            6.43      123,903       0.65          5.81                    0.78                5.68               133
            4.84       73,370       0.65          6.04                    0.84                5.85                83

            1.93%  $    1,194       0.92%         5.31%                   1.09%               5.14%              384%
            4.47        2,214       0.92          5.03                    1.52                4.43               379
            6.95        2,705       0.91          5.50                    1.51                4.90               163
            6.17        2,426       0.90          5.55                    1.48                4.97               133
            4.59        2,512       0.90          5.75                    2.25                4.40                83

            1.71%  $    1,706       1.27%         4.97%                   2.38%               3.86%              384%
            4.14        2,119       1.27          4.69                    2.42                3.54               379
            6.49        1,543       1.26          5.16                    2.72                3.70               163
            5.80        1,409       1.25          5.20                    2.66                3.79               133
            4.10        1,349       1.25          5.38                    3.59                3.04                83

           (1.78)% $   26,176       0.68%         4.24%                   0.80%               4.12%               14%
            0.48       29,658       0.70          3.83                    1.37                3.16                19

            7.03       19,115       0.62          4.11                    1.15                3.58                12
            6.50       11,461       0.63          4.38                    1.16                3.85                 5
            1.07        5,808       0.71          4.30                    1.36                3.65                 9

           (2.66)% $    6,212       1.59%         3.34%                   1.95%               2.98%               14%
            0.05        7,723       1.59          2.94                    1.98                2.55                19

            6.17        3,246       1.57          3.16                    1.96                2.77                12
            5.64          561       1.54          3.43                    2.00                2.97                 5
            7.67          113       1.55          3.42                    2.20                2.77                 9

            2.87%  $  180,402       0.67%         5.40%                   0.76%               5.31%               70%
            4.06      209,904       0.67          5.12                    0.77                5.02               108
            7.31      120,422       0.66          5.47                    0.79                5.34                87
            6.30       89,701       0.65          5.37                    0.78                5.24               118
            4.45       91,156       0.65          5.39                    0.81                5.23               163

            2.67%  $    1,446       0.87%         5.20%                   1.75%               4.32%               70%
            3.88        1,825       0.87          4.92                    1.59                4.20               108
            7.19        1,949       0.86          5.27                    1.71                4.42                87
            5.97        2,182       0.85          5.16                    1.58                4.43               118
            4.23        2,700       0.85          5.20                    1.72                4.33               163

            2.31%  $    2,065       1.22%         4.85%                   2.41%               3.66%               70%
            3.50        2,341       1.22          4.55                    2.33                3.44               108
            6.84        2,110       1.21          4.93                    2.85                3.29                87
            5.62        1,073       1.20          4.82                    3.02                3.00               118
            3.73          966       1.20          4.77                    4.06                1.91               163




(6)  Commenced operations on June 20, 1995.  All ratios for the period have been annualized.
(A) On May 24, 1999, the CrestFund Maryland Municipal Bond Fund exchanged all of its assets and certain  liabilities  for shares of the Maryland  Municipal  Bond
    Fund. The CrestFund Maryland  Municipal Bond Fund is the accounting  survivor in this  transaction,  and as a result,  its basis of  accounting  for  assets  and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.
Amounts designated as "--" are either $0 or have been rounded to $0.


 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS FOR THE PERIODS ENDED MAY 31,  (UNLESS  OTHERWISE
INDICATED) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS




                               NET ASSET                        NET REALIZED AND    DISTRIBUTIONS
                                  VALUE             NET         UNREALIZED GAINS      FROM NET       DISTRIBUTIONS    NET ASSET
                                BEGINNING       INVESTMENT          (LOSSES)         INVESTMENT      FROM REALIZED    VALUE END
                                OF PERIOD         INCOME         ON INVESTMENTS        INCOME        CAPITAL GAINS    OF PERIOD
                             -------------     -----------      ---------------    -------------    --------------    ----------
Short-Term U.S. Treasury Securities Fund
Trust Shares
           2000                    $ 9.95           $ 0.46             $(0.10)            $(0.46)        $ --             $ 9.85
           1999                      9.97             0.47              (0.02)             (0.47)          --               9.95
           1998                      9.88             0.51               0.10              (0.52)          --               9.97
           1997                      9.84             0.51               0.04              (0.51)          --               9.88
           1996                      9.93             0.55              (0.09)             (0.55)          --               9.84
Investor Shares
           2000                    $ 9.95           $ 0.45             $(0.10)            $(0.45)        $ --             $ 9.85
           1999                      9.96             0.46              (0.01)             (0.46)          --               9.95
           1998                      9.88             0.49               0.09              (0.50)          --               9.96
           1997                      9.84             0.50               0.04              (0.50)          --               9.88
           1996                      9.94             0.54              (0.10)             (0.54)          --               9.84
Flex Shares
           2000                    $ 9.93           $ 0.42             $(0.10)            $(0.42)        $ --             $ 9.83
           1999                      9.94             0.44              (0.02)             (0.43)          --               9.93
           1998                      9.85             0.47               0.10              (0.48)          --               9.94
           1997                      9.82             0.47               0.03              (0.47)          --               9.85
           1996(1)                   9.96             0.48              (0.14)             (0.48)          --               9.82
U.S. Government Securities Fund
Trust Shares
           2000                    $10.28           $ 0.58             $(0.42)            $(0.58)        $ --             $ 9.86
           1999                     10.46             0.59              (0.18)             (0.59)          --              10.28
           1998                     10.02             0.61               0.44              (0.61)          --              10.46
           1997                      9.91             0.62               0.11              (0.62)          --              10.02
           1996                     10.27             0.62              (0.33)             (0.62)          (0.03)           9.91
Investor Shares
           2000                    $10.28           $ 0.54             $(0.42)            $(0.54)        $ --             $ 9.86
           1999                     10.45             0.54              (0.17)             (0.54)          --              10.28
           1998                     10.02             0.57               0.43              (0.57)          --              10.45
           1997                      9.90             0.58               0.12              (0.58)          --              10.02
           1996                     10.26             0.59              (0.33)             (0.59)          (0.03)           9.90
Flex Shares
           2000                    $10.28           $ 0.49             $(0.42)            $(0.49)        $ --             $ 9.86
           1999                     10.46             0.49              (0.18)             (0.49)          --              10.28
           1998                     10.02             0.52               0.44              (0.52)          --              10.46
           1997                      9.91             0.53               0.11              (0.53)          --              10.02
           1996(2)                  10.31             0.52              (0.37)             (0.52)          (0.03)           9.91

Virginia Intermediate Municipal Bond Fund (A)
Trust Shares
           2000                    $10.20           $ 0.43             $(0.57)            $(0.43)         $(0.05)         $ 9.58
           1999(3)                  10.44             0.21              (0.17)             (0.21)          (0.07)          10.20
           For years ended November 30:
           1998                     10.31             0.45               0.17              (0.45)          (0.04)          10.44
           1997                     10.22             0.46               0.09              (0.46)          --              10.31
           1996                     10.24             0.42              (0.02)             (0.42)          --              10.22
           1995                      9.21             0.43               1.03              (0.43)          --              10.24
Investor Shares
           2000                    $10.20           $ 0.42             $(0.56)            $(0.42)         $(0.05)         $ 9.59
           1999(3)                  10.45             0.22              (0.18)             (0.22)          (0.07)          10.20
           For years ended November 30:
           1998                     10.31             0.46               0.17              (0.45)          (0.04)          10.45
           1997                     10.21             0.47               0.09              (0.46)          --              10.31
           1996                     10.23             0.42              (0.02)             (0.42)          --              10.21
           1995                      9.20             0.43               1.03              (0.43)          --              10.23

Virginia Municipal Bond Fund (A)
Trust Shares
           2000                    $10.43           $ 0.45             $(0.78)            $(0.45)         $(0.01)         $ 9.64
           1999(3)                  10.68             0.22              (0.19)             (0.22)          (0.06)          10.43
           For years ended November 30:
           1998                     10.44             0.47               0.27              (0.47)          (0.03)          10.68
           1997                     10.28             0.48               0.17              (0.48)          (0.01)          10.44
           1996                     10.40             0.47              (0.12)             (0.47)          --              10.28
           1995(4)                  10.00             0.31               0.44              (0.31)          (0.04)          10.40
Flex Shares
           2000                    $10.48           $ 0.36             $(0.79)            $(0.36)         $(0.01)         $ 9.68
           1999(3)                  10.73             0.17              (0.18)             (0.18)          (0.06)          10.48
           For years ended November 30:
           1998                     10.48             0.37               0.28              (0.37)          (0.03)          10.73
           1997                     10.31             0.39               0.18              (0.39)          (0.01)          10.48
           1996                     10.43             0.38              (0.12)             (0.38)          --              10.31
           1995(5)                  10.06             0.24               0.41              (0.24)          (0.04)          10.43




  +  Returns are for the period  indicated  and have not been  annualized. Total return figures do not reflect  applicable sales loads.
(1)  Commenced operations on June 22, 1995. All ratios for the period have been annualized.
(2)  Commenced operations on June 7, 1995. All ratios for the period have been annualized.
(3)  For the six month period ended May 31, 1999.  All ratios for the period have been annualized.
(4)  Commenced operations on April 5, 1995.  All ratios for the period have been annualized.
(5)  Commenced operations on April 17, 1995.  All ratios for the period have been annualized.


68

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            RATIO OF
                                                                        RATIO OF          NET INVESTMENT
                                  RATIO OF        RATIO OF           EXPENSES TO           INCOME TO
                    NET ASSETS   EXPENSES TO    NET INVESTMENT     AVERAGE NET ASSETS   AVERAGE NET ASSETS    PORTFOLIO
           TOTAL     END OF       AVERAGE         INCOME TO         (EXCLUDING WAIVERS  (EXCLUDING WAIVERS     TURNOVER
          RETURN(+) PERIOD(000   NET ASSETS  AVERAGE NET ASSETS     AND REIMBURSEMENTS) AND REIMBURSEMENTS)     RATE
         ---------- ----------  -----------  ------------------   --------------------- -------------------   ----------
            3.75% $ 72,570          0.67%         4.70%                0.79%                    4.58%              50%
            4.59    56,027          0.67          4.69                 0.78                     4.58               57
            6.30    46,920          0.66          5.19                 0.84                     5.01               39
            5.76    21,988          0.65          5.23                 0.92                     4.96               93
            4.73    10,149          0.65          5.56                 1.00                     5.21               94

            3.58%$   2,066          0.82%         4.50%                1.44%                    3.88%              50%
            4.54     2,799          0.82          4.54                 1.34                     4.02               57
            6.04     3,277          0.81          5.07                 1.33                     4.55               39
            5.59     3,921          0.80          5.05                 1.35                     4.50               93
            4.52     4,192          0.80          5.43                 1.32                     4.91               94

            3.34%$   5,391          1.07%         4.26%                2.04%                    3.29%              50%
            4.32     4,931          1.07          4.22                 2.25                     3.04               57
            5.90     1,413          1.06          4.81                 2.87                     3.00               39
            5.19     1,091          1.05          4.75                 2.51                     3.29               93
            3.72     2,423          1.05          5.03                 2.97                     3.11               94

            1.63%$  85,420          0.77%         5.77%                0.84%                    5.70%              29%
            3.90   102,167          0.77          5.58                 0.88                     5.47               19
           10.76    34,899          0.76          5.93                 0.92                     5.77               14
            7.54    19,471          0.75          6.19                 1.02                     5.92               21
            2.77    10,277          0.75          6.05                 1.25                     5.55               83

            1.19%$   1,407          1.17%         5.34%                2.14%                    4.37%              29%
            3.56     2,534          1.17          5.17                 1.60                     4.74               19
           10.23     3,225          1.16          5.53                 1.76                     4.93               14
            7.21     2,243          1.15          5.76                 1.79                     5.12               21
            2.47     2,396          1.15          5.68                 2.50                     4.33               83

            0.70%$    7,750         1.68%         4.85%                2.28%                    4.25%              29%
            2.99    11,520          1.68          4.66                 2.08                     4.26               19
            9.78     4,022          1.67          5.02                 2.32                     4.37               14
            6.57     2,801          1.66          5.26                 2.42                     4.50               21
            1.42     2,826          1.66          5.18                 2.86                     3.98               83

           (1.31)%$202,209          0.76%         4.35%                0.76%                    4.35%              18%
            0.42   240,083          0.84          4.12                 1.18                     3.78               19

            6.10   243,606          0.79          4.33                 0.97                     4.15               24
            5.55   237,096          0.78          4.57                 0.93                     4.42               30
            4.01   243,137          0.78          4.35                 0.93                     4.20               25
           16.09    43,373          0.72          4.34                 0.94                     4.12               28

           (1.24)%$  6,808          0.79%         4.33%                0.94%                    4.18%              18%
            0.35     7,706          0.79          4.17                 0.93                     4.03               19

            6.19     7,899          0.79          4.33                 0.94                     4.18               24
            5.65     7,826          0.79          4.56                 0.94                     4.41               30
            4.01     8,185          0.79          4.12                 0.94                     3.97               25
           16.10     8,649          0.73          4.33                 0.95                     4.11               28

           (3.18)%$ 48,980          0.74%         4.53%                0.79%                    4.48%              19%
            0.27    31,939          0.76          4.20                 1.30                     3.66                7

            7.19    29,252          0.69          4.41                 1.10                     4.00               28
            6.46    20,044          0.69          4.65                 1.09                     4.25               39
            3.48    15,911          0.71          4.61                 1.11                     4.21               24
            7.67     6,247          0.71          4.61                 1.11                     4.21               35

           (4.13)%$  5,367          1.65%         3.61%                2.08%                    3.18%              19%
           (0.16)    6,939          1.65          3.32                 1.91                     3.06                7

            6.24     3,697          1.64          3.46                 1.92                     3.18               28
            5.58     1,476          1.60          3.73                 2.00                     3.33               39
            2.58       787          1.57          3.73                 1.97                     3.33               24
            6.51       628          1.57          3.76                 1.97                     3.36               35




(A) On May 24, 1999, the CrestFund Virginia Intermediate  Municipal Bond and the
    CrestFund  Virginia  Municipal  Bond  Funds  exchanged  all of their  assets and certain liabilities for shares of the Virginia  Intermediate  Municipal Bond and
    the  Virginia  Municipal  Bond  Funds,  respectively.   The  CrestFund  Virginia
    Intermediate  Municipal Bond and the CrestFund Virginia Municipal Bond Funds are
    the accounting  survivors in this transaction,  and as a result,  their basis of accounting  for assets  and  liabilities  and their  operating  results  for the periods  prior to May 24,  1999 have been  carried  forward  in these  financial highlights.
Amounts designated as "--" are either $0 or have been rounded to $0.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000


1. Organization:

The STI Classic Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty-five funds as of May 31, 2000: the Balanced Fund, the Capital Appreciation Fund (formerly Capital Growth Fund), the Core Equity Fund, the E-Commerce Opportunity Fund, the Growth and Income Fund, the International Equity Fund, the International Equity Index Fund, the Life Vision Moderate Growth Fund (formerly Life Vision Balanced Portfolio), the Life Vision Growth and Income Fund (formerly Life Vision Growth and Income Portfolio), the Life Vision Aggressive Growth Fund (formerly Life Vision Maximum Growth Portfolio), the Mid-Cap Equity Fund, the Small Cap Value Equity Fund, the Small Cap Growth Stock Fund, the Tax Sensitive Growth Stock Fund, the Value Income Stock Fund, (collectively the "Equity Funds"), the Florida Tax-Exempt Bond Fund, the Georgia Tax-Exempt Bond Fund, the High Income Fund, the Investment Grade Bond Fund, the Investment Grade Tax-Exempt Bond Fund, the Limited-Term Federal Mortgage Securities Fund, the Maryland Municipal Bond Fund, the Short-Term Bond Fund, the Short-Term U.S. Treasury Securities Fund, the U.S. Government Securities Fund, the Virginia Intermediate Municipal Bond Fund, and the Virginia Municipal Bond Fund, (collectively the "Fixed Income Funds" or the "Funds"), the Prime Quality Money Market Fund, the Tax-Exempt Money Market Fund, the Tax-Free Money Market Fund, the U.S. Government Securities Money Market Fund, the U.S. Treasury Money Market Fund (collectively the "Retail Money Market Funds"), the Classic Institutional Cash Management Money Market Fund, the Classic Institutional U.S. Government Securities Money Market Fund and the Classic Institutional U.S. Treasury Securities Money Market Fund, (collectively the "Institutional Money Market Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. Each Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The financial statements presented herein are those of the Fixed Income Funds. The financial statements of the Equity Funds, the Retail Money Market Funds and the Institutional Money Market Funds are not presented herein, but are presented separately. During February 1999, the Board of Trustees of the STI Classic Funds Inc. and Board of Directors of the CrestFunds Inc. ("CrestFunds") approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the transfer of all assets and certain stated liabilities of the CrestFunds in exchange for the issuance of shares in the Funds in a tax-free reorganization (see Note 9).
On February 15, 2000 and December 9, 1999, respectively, theBoard ofTrustees of the STIClassic Funds Inc. and Board of Directors of the ESCStrategic Funds Inc. approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the transfer of all assets and liabilities of the ESCStrategic Income Fund in exchange for the issuance of shares in the STIClassic High Income Fund in a tax-free reorganization that took place at the close of business on March 27, 2000. The STI Classic High Income Fund had not commenced operations prior to this merger.

Subsequent to March, 31, 2000, the High Income Fund's fiscal year end was changed to May 31, in order to be consistent with the year end of each of the other STI Classic Funds.

2. Significant Accounting Policies:


The following is a summary of significant  accounting  policies  followed by the
Trust:

     BASIS OF PRESENTATION OF STATEMENTS -- As more fully described in Note 9, the STI Classic Funds acquired certain CrestFunds in a tax-free business combination. While each Fund now exists as a STI Classic Fund, three of the surviving funds for accounting purposes are CrestFunds. In accordance with generally accepted accounting principles, the financial statements presented herein represent those of accounting survivors. Accordingly, the Statements of Changes in Net Assets and Financial Highlights presented for periods prior to and ending on May 31, 1999 reflect activity beginning on the first day of the accounting survivor's fiscal year.

     As more fully described above, the STI Classic High Income Fund acquired the ESCStrategic Income Fund in a tax-free business combination. While this Fund now exists as a STIClassic Fund, the surviving fund for accounting purposes is the ESCStrategic Income Fund. In accordance with generally accepted accounting principles, the financial statements presented herein represent those of the accounting survivor. Accordingly, the Statements of Changes in Net Assets and Financial Highlights presented for the periods prior to and ending on May 31, 2000 reflect activity beginning on the first day of the accounting survivor's fiscal year.

     SECURITY VALUATION -- Investment securities held by the Funds that are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days

-------------------------------------------------------------------------------
     or less remaining until maturity may be valued at their amortized cost. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees.

     FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the funds may be delayed or limited.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each fund is calculated each business day, by dividing the total value of each fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share for Investor shares of the Florida Tax-Exempt
     Bond, the Georgia Tax-Exempt Bond, the Investment Grade Bond, the Investment Grade Tax-Exempt Bond, the U.S. Government Securities, and the Virginia Intermediate Municipal Bond Funds is equal to the net asset value per share plus a sales load of 3.75%. The maximum offering price per share for Investor shares of the Short-Term U.S. Treasury Securities Fund is equal to the net asset value per share plus a sales load of 1.00%. The maximum offering price per share for Investor shares of the Short-Term Bond Fund is equal to the net asset value per share plus a sales load of 2.00%. The maximum offering price per share for Investor shares of the Limited-Term Federal Mortgage Securities Fund is equal to the net asset value per share plus a sales load of 2.50%.

     Flex Shares of the Funds may be purchased at their net asset value. Shares redeemed within the first year after purchase will be subject to a contingent deferred sales charge ("CDSC") equal to 2.00% for either the net asset value of the shares at the time of purchase or the net asset value of the shares next calculated after the Fund receives the sale request, whichever is less. The CDSC will not apply to shares redeemed after such time.

     TBA PURCHASE COMMITMENTS -- The Funds may enter into "TBA" (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the funds' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation."

     OTHER -- Expenses that are directly related to a specific fund are charged to that Fund. Class specific expenses are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets. Fund expenses are pro-rated to the respective classes on the basis of relative net assets.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for each of the Fixed Income Funds are declared daily and paid monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

     RECLASSIFICATION OF COMPONENTS OF NET ASSETS -- The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to the classification of short-term capital

-------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



     gains and ordinary income for tax purposes related to the other funds, has been reclassified to/from the following accounts:
                                       ACCUMULATED  UNDISTRIBUTED
                               PAID-IN  REALIZED    NET INVESTMENT
                               CAPITAL GAIN (LOSS)    INCOME (LOSS)
                                (000)     (000)          (000)
                               ------- -----------  ---------------
 Georgia Tax-Exempt Bond Fund   $--       $ 1        $(1)
 Investment Grade Tax-Exempt
   Bond Fund                      8        (6)        (2)
 Maryland Municipal Bond Fund    (3)       --          3
 Short-Term Bond Fund            --         2         (2)
 Short-Term U.S. Treasury
    Securities Fund              --       (32)        32

     These reclassifications have no effect on net assets or net asset values per share.

     USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Fund has entered into an agreement with the Distributor to manage the investments of repurchase agreements for the Funds. For its services the Distributor received $1,846,277 for the year ended May 31, 2000.

4. Administration, Transfer Agency Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement dated May 29, 1995, as amended November 19, 1997 and March 1, 1999, under which the Administrator provides administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: .12% up to $1 billion, .09% on the next $4 billion, .07% on the next $3 billion, .065% on the next $2 billion and .06% for over $10 billion.

Prior to May 1999, administrative and accounting services were provided to the CrestFunds by SEI Investments Mutual Funds Services who was entitled to receive a fee at an annual rate of .15% of the average daily net assets of the CrestFunds. The Administrator had voluntarily agreed to waive a portion of its fee for Government Bond Fund and Virginia Municipal Bond Fund in order to limit operating expenses.

Prior to March 27, 2000, administrative and accounting services were provided to the ESC Strategic Income Fund by BISYS Fund Services Limited Partnership who was entitled to receive a fee at an annual rate of .15% of the average daily net assets of the ESC Strategic Income Fund.

The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated May 14, 1994 under which Federated Services Company provides transfer agency services to the Trust.

Prior to March 27, 2000, transfer and dividend disbursing agent services were provided to the ESC Strategic Income Fund by BISYS Fund Services Inc. for which it received a fee of $15 per account per year subject to a minimum fee of $15,000.

The Trust and the Distributor are parties to a Distribution Agreement dated May 29, 1995 regarding the Flex Shares and a Distribution Agreement dated November 21, 1995 with respect to the Trust and Investor shares. The Distributor will receive no fees for its distribution services under this agreement for the Trust Shares of any fund. With respect to the Investor Shares and Flex Shares, the Distributor receives amounts, pursuant to a Distribution Plan and (in the case of Flex Shares) a Distribution and Service Plan, as outlined in the table in footnote 5 under the column titled "Distribution Fee".

Prior to May 1999, the Distributor, a wholly owned subsidiary of SEI Investments Co., served as distributor of each of the CrestFunds shares pursuant to an agreement with the CrestFunds. The Trust Class and Investors Class A shares of the CrestFunds had a separate distribution plan (the 12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the 12b-1 Plan, the Trust Class and Investors Class A shares of the CrestFunds paid the Distributor as compensation for its services .15% of the aggregate average daily net assets of such classes of the CrestFunds. The Distributor had voluntarily agreed to waive any fees payable pursuant to the 12b-1 Plan. Additionally, the Investors Class B Shares of the CrestFunds had a distribution plan (the B Shares Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the B Shares Plan, the Investors Class B Shares of the CrestFunds paid the Distributor as compensation for its services .75% of the aggregate average daily net assets of such class of the CrestFunds. In addition, pursuant to the B Shares Plan, the Distributor was compensated at an annual rate of .25% of the B shares' average net assets for providing ongoing shareholder support services to investors in B shares. The Distributor had agreed to waive the portion of its fees pursuant to the B Shares Plan in order to limit distribution fees to .95% for each of the CrestFunds.

-------------------------------------------------------------------------------
Prior to May 1999, the CrestFunds had adopted a shareholder service plan (the "Plan") for Trust Class Shares of the Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund. Under the Plan, the CrestFunds paid the Distributor a negotiated fee at a rate of up to .25% annually of the average daily net assets of such Fund attributable to the shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services. The Distributor had agreed to waive a portion of its shareholder service plan for trust class shares in order to limit shareholder service fees to .05%.


Prior to March 27, 2000, BISYS Fund Services served as distributor pursuant to an agreement with the ESC Strategic Income Fund.


5. Investment Advisory and Custodian Agreements:

The Trust, Trusco Capital Management ("Trusco") and the SunTrust Bank, Atlanta have entered into advisory agreements dated May 29, 1992, June 15, 1993, and December 20, 1993 respectively.

Under terms of the respective agreements, the Funds are charged the following annual fees based upon average daily net assets:
                                                  MAXIMUM
                                                   FLEX
                                                   SHARE
                                  MAXIMUM          DISTRI-
                  MAXIMUM  TRUST INVESTOR INVESTOR BUTION        FLEX
                  ANNUAL   SHARE   SHARE   SHARE    AND         SHARE
                 ADVISORY MAXIMUM DISTRI- MAXIMUM  SERVICE      MAXIMUM
                    FEE   EXPENSE BUTION   FEE    EXPENSE FEE   EXPENSE
                   ------ ------  ------  ------- -----------   --------
Trusco:
Florida Tax-Exempt
 Bond Fund          .65%   .67%    .18%    .87%     1.00%          1.37%
Georgia Tax-Exempt
 Bond Fund          .65%   .67%    .18%    .87%     1.00%          1.37%
HighIncome Fund     .80%    --      --      --      1.00%          1.40%
Investment
 Grade Bond Fund    .74%   .77%    .43%   1.17%     1.00%          1.66%
Investment
 Grade Tax-Exempt
 Bond Fund          .74%   .77%    .43%   1.17%     1.00%          1.65%
Limited-Term
 Federal Mortgage
 Securities Fund    .65%   .67%    .23%    .92%     1.00%          1.27%
Maryland
 Municipal Bond
 Fund               .65%   .68%     --      --      1.00%          1.59%
Short-Term Bond
 Fund               .65%   .67%    .23%    .87%     1.00%          1.22%
Short-Term U.S.
 Treasury
 Securities Fund    .65%   .67%    .18%    .82%     1.00%          1.07%
U.S. Government
 Securities Fund    .74%   .77%    .38%   1.17%     1.00%          1.68%
Virginia
 Intermediate
 Municipal
 Bond Fund          .65%   .76%    .15%    .79%       --             --
Virginia Municipal
 Bond Fund          .65%   .74%     --      --      1.00%          1.65%



The investment advisers and the Distributor have voluntarily agreed to waive all or a portion of their fees (and to reimburse funds' expenses) in order to limit operating expenses to an amount as outlined in the table above. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

Prior  to  May  1999,   Crestar  Asset  Management  Company  ("CAMCO")  provided
Investment Advisory services to the CrestFunds. CAMCO was paid for advisory services at an annual rate of .50% of average daily net assets for the Limited Term Bond Fund and Virginia Intermediate Municipal Bond Fund, and .60% of average daily net assets for the Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund.

Prior to March 27, 2000 SunTrust Equitable Securities Corporation ("STES") provided investment advisory services to the ESC Strategic Income Fund. STES was paid for advisory services at an annual rate of 1.00% of average daily net assets of the Fund, and agreed to waive and reimburse their fee in order to limit operating expenses to a maximum of 2.00% of average daily net assets of the Class A shares, and 2.50% of the Class D shares.

SunTrust Bank, Atlanta, an affiliate of the investment adviser, acts as custodian for all of the funds. Fees of the Custodian are paid on the basis of net assets of the Funds. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the funds.


NOTES TO FINANCIAL STATEMENTS   (continued)
-----------------------------------------------------------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000

6. Capital Share Transactions:

Capital Share Transactions for the funds were as follows: (000)

                                                   FLORIDA TAX-EXEMPT       GEORGIA TAX-EXEMPT
                                                        BOND FUND                BOND FUND               HIGH INCOME FUND
                                                   --------------------  ------------------------ -------------------------------
                                                  06/01/99-   06/01/98-    06/01/99-   06/01/98-  04/01/00-  04/01/99  04/01/98-
                                                  05/31/00    05/31/99     05/31/00    05/31/99   05/31/00   03/31/00  03/31/99
                                                  --------   ----------  -----------   ---------  ---------  --------  ---------
  Trust Shares:
    Shares Issued                                  2,797        4,807        2,757      3,562         --         --        --
    Shares Issued in Connection with Crestar Merger                --           --         --         --         --        --
    Shares Issued in Lieu of Cash Distributions       87          154          140        116         --         --        --
    Shares Redeemed                               (4,835)      (2,530)      (3,069)    (1,128)        --         --        --
                                                  ------        -----         -----     -----        ---       ----    ------
  Net Trust Share Transactions                    (1,951)       2,431         (172)     2,550         --         --        --
                                                  ------        -----         -----     -----        ---       ----    ------
  Investor Shares:
    Shares Issued                                     16          102           58        117         --         --        --
    Shares Issued in Connection with Crestar Merger                --           --         --         --         --        --
    Shares Issued in Lieu of Cash Distributions       12           13           11         12         --         --        --
    Shares Redeemed                                 (101)         (72)        (177)      (155)        --         --        --
                                                  ------        -----         -----     -----        ---       ----    ------
  Net Investor Share Transactions                    (73)          43         (108)       (26)        --         --        --
                                                  ------        -----         -----     -----        ---       ----    ------
  Flex Shares:
    Shares Issued                                    287        1,102          196        586        147         99        94
    Shares Issued in Connection with ESC Merger       --           --           --         --         --         44        --
    Shares Issued in Lieu of Cash Distributions       42           40           42         30          2         50        90
    Shares Redeemed                                 (748)        (512)        (641)      (102)       (14)      (678)   (1,888)
                                                  ------        -----         -----     -----        ---       ----    ------
  Net Flex Share Transactions                       (419)         630         (403)       514        135       (485)   (1,704)
                                                  ------        -----         -----     -----        ---       ----    ------
  Class D:
    Shares Issued                                     --           --           --         --         --          5        16
    Shares Issued in Connection with Merger           --           --           --         --         --        (44)       --
    Shares Issued in Lieu of Cash Distributions       --           --           --         --         --          4         4
    Shares Redeemed                                   --           --           --         --         --        (21)      (46)
                                                  ------        -----         -----     -----        ---       ----    ------
  Net Class D Transactions                            --           --           --         --         --        (56)      (26)
                                                  ------        -----         -----     -----        ---       ----    ------
  Net Change in Capital Shares                    (2,443)       3,104         (683)     3,038        135       (541)   (1,730)
                                                  ======        =====         ====      =====        ===       ====    ======

                                                                     SHORT-TERM                    SHORT-TERM U.S. TREASURY
                                                                      BOND FUND                         SECURITIES FUND
                                                             ----------------------------          -------------------------
                                                             06/01/99-         06/01/98-          06/01/99-        06/01/98-
                                                             05/31/00          05/31/99           05/31/00         05/31/99
                                                            ----------         ---------          ---------        ---------
  Trust Shares:
    Shares Issued                                              5,302             5,746             3,158             1,750
    Shares Issued in Connection with Crestar Merger               --             7,308                --                --
    Shares Issued in Lieu of Cash Distributions                  478               357               145                95
    Shares Redeemed                                           (8,249)           (4,219)           (1,567)             (921)
                                                              ------            ------            ------             -----
  Net Trust Share Transactions                                (2,469)            9,192             1,736               924
                                                              ------            ------            ------             -----
  Investor Shares:
    Shares Issued                                                 41                58                75               138
    Shares Issued in Lieu of Cash Distributions                    9                 9                13                13
    Shares Redeemed                                              (84)              (77)             (159)             (198)
                                                              ------            ------            ------             -----
  Net Investor Share Transactions                                (34)              (10)              (71)              (47)
                                                              ------            ------            ------             -----
  Flex Shares:
    Shares Issued                                                119               251               341               531
    Shares Issued in Connection with Crestar Merger               --                --                --                --
    Shares Issued in Lieu of Cash Distributions                   11                10                22                 9
    Shares Redeemed                                             (152)             (235)             (311)             (185)
                                                              ------            ------            ------             -----
  Net Flex Share Transactions                                    (22)               26                52               355
                                                              ------            ------            ------             -----
  Net Change in Capital Shares                                (2,525)            9,208             1,717             1,232
                                                              ======            ======            ======             =====



-----------------------------------------------------------------------------------------------------------------------------------

      INVESTMENT GRADE      INVESTMENT GRADE TAX-   LIMITED-TERM FEDERAL         MARYLAND MUNICIPAL
          BOND FUND           EXEMPT BOND FUND    MORTGAGE SECURITIES FUND            BOND FUND
    --------------------  ----------------------- ------------------------ ------------------------------
   06/01/99-   06/01/98-   06/01/99-    06/01/98-   06/01/99- 06/01/98-    06/01/99-  12/01/98- 12/01/97
   05/31/00    05/31/99    05/31/00     05/31/99    05/31/00  05/31/99     05/31/00   05/31/99  11/30/98
  ---------   ---------    ---------   ----------   --------- ---------    ---------  --------- --------
    25,331       28,937      2,710        5,150       5,423     5,379         1,921     1,556     1,292
        --       30,233         --           --          --        --            --        --        --
     3,675        3,979        254          479         492       620            21         2         1
   (35,746)     (26,711)    (5,846)      (4,614)     (6,485)   (5,979)       (2,122)     (479)     (575
   -------      -------     ------       ------      ------    ------        ------     ------   ------
    (6,740)      36,438     (2,882)       1,015        (570)       20          (180)    1,079       718
   -------      -------     ------       ------      ------    ------        ------     ------   ------

       331          758         63          190          31        84            --         --       --
        --          229         --           --          --        --            --         --       --
       167          191         91          143          10        15            --         --       --
    (1,516)        (931)      (600)        (535)       (140)     (144)           --         --       --
   -------      -------     ------       ------      ------    ------        ------     ------   ------
    (1,018)         247       (446)        (202)        (99)      (45)           --         --       --
   -------      -------     ------       ------      ------    ------        ------     ------   ------

       958        1,821        650          936          81       107           237        464      274
        --           --         --           --          --        --            --         --
       123           93         62           49          10        10            23          7        4
    (1,500)        (634)      (825)        (234)       (127)      (56)         (370)       (22)     (17)
   -------      -------     ------       ------      ------    ------        ------     ------   ------
      (419)       1,280       (113)         751         (36)       61          (110)       449      261
   -------      -------     ------       ------      ------    ------        ------     ------   ------

       --            --         --           --          --        --            --         --       --
       --            --         --           --          --        --            --         --       --
       --            --         --           --          --        --            --         --       --
       --            --         --           --          --        --            --         --       --
   -------      -------     ------       ------      ------    ------        ------     ------   ------
       --            --         --           --          --        --            --         --       --
   -------      -------     ------       ------      ------    ------        ------     ------   ------
    (8,177)      37,965     (3,441)       1,564        (705)       36          (290)     1,528      979
   =======      =======     ======       ======      ======    ======        ======     ======   ======


       U. S. GOVERNMENT
        SECURITIES FUND      VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND   VIRGINIA MUNICIPAL BOND FUND
     ---------------------  -------------------------------------------- -----------------------------
     06/01/99-   06/01/98-   06/01/99- 12/01/98-    12/01/97-          06/01/99-   12/01/98-  12/01/97-
     05/31/00    05/31/99    05/31/00  05/31/99     11/30/98           05/31/00    05/31/99   11/30/98
     ---------  ----------  ---------- ---------   ----------          ---------   ---------  ---------

     2,790        2,197      2,693        2,543       3,557               3,311           688     1,302
        --        5,439         --           --          --                  --            --        --
       127           49         98            4          61                  26             3         6
    (4,192)      (1,087)    (5,235)      (2,327)     (3,293)             (1,318)         (368)     (488)
    ------       ------     ------       ------      ------               ------          ----     -----
    (1,275)       6,598     (2,444)         220         325                2,019           323       820
    ------       ------     ------       ------      ------               ------          ----     -----

        41           91        147           62         210                   --            --        --
        11           15         29           16          28                   --            --        --
      (156)        (167)      (221)         (79)       (241)                  --            --        --
    ------       ------     ------       ------      ------               ------          ----     -----
      (104)         (61)       (45)          (1)         (3)                  --            --        --
    ------       ------     ------       ------      ------               ------          ----     -----

       238          564         --           --          --                  161           359       233
        --          308         --           --          --                   --            --        --
        44           19         --           --          --                   15             7         6
      (616)        (156)        --           --          --                 (284)          (49)      (35)
    ------       ------     ------       ------      ------               ------          ----     -----
      (334)         735         --           --          --                 (108)          317       204
    ------       ------     ------       ------      ------               ------          ----     -----
    (1,713)       7,272     (2,489)         219         322                1,911           640     1,024
    ======        =====     ======       ======      ======               ======          ====     =====


NOTES TO FINANCIAL STATEMENTS   (concluded)
-------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



7. Investment Transactions:

The cost of purchases and the proceeds from sales of securities, excluding short-term investments and U.S. Government Securities, for the period ended May 31, 2000, were as follows:
                                        PURCHASES   SALES
                                          (000)     (000)
                                      --------------------
Florida Tax-Exempt Bond Fund            $ 98,307  $124,813
Georgia Tax-Exempt Bond Fund              17,157    23,587
 High Income Fund                            944        --
Investment Grade Bond Fund             1,048,744   931,682
Investment Grade Tax-Exempt Bond Fund    340,143   375,260
 Limited-Term Federal Mortgage
   Securities Fund                            --        --
Maryland Municipal Bond Fund               9,607     3,570
Short-Term Bond Fund                      92,425    58,221
Short-Term U.S. Treasury Securities Fund      --        --
U.S. Government Securities Fund               --        29
Virginia Intermediate Municipal Bond Fund 38,212    76,328
Virginia Municipal Bond Fund              24,485     9,157

The cost of purchases  and  proceeds  from sales of U.S.  Government  securities were:
                                        PURCHASES   SALES
                                          (000)     (000)
                                      --------------------
 Florida Tax-Exempt Bond Fund          $      -- $      --
 Georgia Tax-Exempt Bond Fund                 --        --
 High Income Fund                             --        --
 Investment Grade Bond Fund            1,143,261 1,417,469
 Investment Grade Tax-Exempt Bond Fund        --        --
 Limited-Term Federal Mortgage
   Securities Fund                       507,100   531,796
 Maryland Municipal Bond Fund                 --        --
 Short-Term Bond Fund                     35,838    84,195
 Short-Term U.S. Treasury Securities Fund 32,856    23,767
 U.S. Government Securities Fund          29,378    41,373
 Virginia Intermediate Municipal Bond Fund    --        --
 Virginia Municipal Bond Fund                 --        --

At May 31, 2000, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the funds at May 31, 2000, were as follows:

                              AGGREGATE    AGGREGATE       NET
                                GROSS       GROSS       UNREALIZED
                             UNREALIZED  UNREALIZED    APPRECIATION/
                            APPRECIATION DEPRECIATION  (DEPRECIATION)
                                (000)       (000)          (000)
                            -------------------------  --------------
 Florida Tax-Exempt Bond Fund   $ 257    $(2,723)       $ (2,466)
 Georgia Tax-Exempt Bond Fund      93     (3,335)         (3,242)
 High Income Fund                  --       (162)           (162)
 Investment Grade Bond Fund     5,160    (62,099)        (56,939)
 Investment Grade Tax-Exempt
   Bond Fund                      602     (1,468)           (866)
 Limited-Term Federal Mortgage
   Securities Fund                 31     (2,637)         (2,606)
 Maryland Municipal Bond Fund      40     (1,776)         (1,736)
 Short-Term Bond Fund              24     (4,793)         (4,769)
 Short-Term U.S. Treasury
   Securities Fund                  9       (837)           (828)
 U.S. Government Securities Fund  104     (4,045)         (3,941)
 Virginia Intermediate Municipal
   Bond Fund                    1,289     (7,671)         (6,382)
 Virginia Municipal Bond Fund     108     (2,359)         (2,251)

Subsequent to October 31, 1999, the Funds recognized net capital losses for tax purposes that have been deferred to 2000 and can be used to offset future capital gains after May 31, 2000. The Funds also had capital loss carryforwards at May 31, 2000 as follows:

                                                                                 POST
                                                                                10/31
           CARRYOVER  EXPIRES  EXPIRES EXPIRES EXPIRES EXPIRES EXPIRES EXPIRES  DEFERRED
            5/31/00    2002     2003    2004    2005    2006    2007    2008     LOSS
             (000)     (000)    (000    (000)   (000)   (000    (000)  (000)     (000)
           --------  -------- ------- -------- ------- ------- ------- -------  --------
Florida
 Tax-Exempt
 Bond
 Fund      $ 1,224     $ --     $ --    $ --    $ --   $ --    $ --   $ 1,224   $1,039
Georgia
 Tax-Exempt
 Bond
 Fund          398      --       --       --      --     --      --       398      438
High Income
 Fund          768      --       --       --      --     --      61       707       --
Investment
 Grade Bond
 Fund       14,208      --       --       --      --  3,029      --    11,179   27,768
Investment
 Grade
 Tax-Exempt
 Bond
 Fund        2,622      --       --       --      --     --      --     2,622    2,053
Limited-Term
 Federal
 Mortgage
 Securities
 Fund        2,189      --       --       --      --     --      --     2,189    1,288
Maryland
 Municipal
 Bond
 Fund           22      --       --       --      --     --       19        3      233
Short-Term
 Bond Fund   3,701     528      254      555     284  1,134       --      946    1,178
Short-Term
 U.S. Treasury
 Securities
 Fund           --     --       --        --      --     --       --       --       15
U.S. Government
 Securities
 Fund        1,636     --       --       --       --    792       --      844      911
Virginia
 Intermediate
 Municipal
 Bond
 Fund           --     --       --       --       --     --       --       --    2,062
Virginia
 Municipal
 Bond
 Fund           53     --       --       --       --     --       --       53      490

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

8. Concentration of Credit Risk:


The Investment Grade Bond Fund and the Short-Term Bond Fund invest primarily in investment grade obligations rated at least BBB or better by S&P or Baa or better by Moody's or, if not rated, are determined by the investment adviser to be of comparable quality. The Investment Grade Tax-Exempt Fund invests primarily in investment grade municipal securities. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1, SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2 or P-1, P-2 in the case of commercial paper; and VMIG-1, VMIG-2 in the case of variable rate demand obligations. The Short-Term U.S. Treasury Securities Fund invests exclusively in obligations issued by the U.S.

-------------------------------------------------------------------------------

Treasury with a maximum remaining maturity of 3 years or less. The Florida Tax-Exempt Bond Fund, the Georgia Tax-Exempt Bond Fund, the Maryland Municipal Bond Fund, the Virginia Intermediate Municipal Bond Fund, and the Virginia Municipal Bond Fund invest primarily in municipal bonds concentrated in each of their respective states. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; A-1, A-2 or P-1, P-2 in the case of tax-exempt commercial paper; and VMIG-1, VMIG-2 in the case of variable rate demand obligations. The U.S. Government Securities Fund invests primarily in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage backed securities. The Limited-Term Federal Mortgage Securities Fund invests in mortgage related securities issued or guaranteed by U.S. Government agencies. Up to 35% of the U.S. Government Securities Fund and the Limited-Term Federal Mortgage Securities Fund may be invested in corporate, or government bonds that carry a rating of BBB or better by S&P or Baa or better by Moody's. The ability of the issuers of the securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state or region, or by changing business conditions.

The High Income Fund that invests in high yield instruments is subject to certain credit and market risks. The yields of high debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risks of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary marketing trading.

9. CrestFunds Merger

The  Board  of  Directors  and   shareholders  of  the  CrestFunds   approved  a
reorganization of the CrestFunds into STI Classic Funds which took place during May 1999.

The following table summarizes certain relevant information of the Funds prior to and immediately after the business combinations in May 1999 and is unaudited:


                                       OUTSTANDING     UNREALIZED
                                        ON MERGER     APPRECIATION
CRESTFUNDS                                DATE       (DEPRECIATION)
------------------------------------   ----------     ------------
 Intermediate Bond
   Trust Shares                       32,817,534$     (3,403,150)
   Investor Class A                      248,950         (67,865)
   Investor Class B                           --              --
 Limited Term Bond
   Trust Shares                        7,494,047          31,650
   Investor Class A                           --              --
   Investor Class B                           --              --
 Government Bond
   Trust Shares                        5,608,897        (698,071)
   Investor Class A                           --              --
   Investor Class B                      315,993          61,930
 Maryland Municipal Bond (1)
   Trust Shares                        2,941,190         305,068
   Investor Class B                      764,740         (31,446)
 Virginia Intermediate Municipal
    Bond (1)
   Trust Shares                       23,538,137       5,880,351
   Investor Class A                      753,539          76,972
 Virginia Municipal Bond (1)
   Trust Shares                        3,019,996         511,586
   Investor Class B                      647,089         (13,152)

                             SHARES ISSUED NET ASSETS    NAV
                              IN BUSINESS    AFTER       PER
STI CLASSIC FUNDS            COMBINATION   COMBINATION  SHARE
-------------------------   -------------- ----------   ------
Investment Grade Bond (1)
  Trust Shares               30,232,924 $1,152,435,532  $10.40
  Investor Shares               229,458     35,442,645   10.40
  Flex Shares                        --     25,684,095   10.41
Short-Term Bond (1)
  Trust Shares                7,307,720    209,577,527    9.96
  Investor Shares                    --      1,817,569    9.97
  Flex Shares                        --      2,447,180    9.98
U.S. Government Securities (1)
  Trust Shares                5,438,788    101,799,419   10.32
  Investor Shares                    --      2,563,370   10.31
  Flex Shares                   307,517     11,288,553   10.32
Maryland Municipal Bond
  Trust Shares                2,941,190     29,603,005   10.06
  Flex Shares                   764,740      7,712,932   10.09
Virginia Intermediate Municipal Bond
  Trust Shares               23,538,137    240,886,726   10.23
  Investor Shares               753,539      7,715,363   10.24
Virginia Municipal Bond
  Trust Shares                3,019,996     31,617,660   10.47
  Flex Shares                   647,089      6,805,221   10.52


(1) Represents the accounting survivor in this business combination.


10. ESC Strategic Funds Merger

The Board of Directors and shareholders of the ESC Strategic Funds approved a reorganization of the ESC Strategic Income Fund into STI Classic High Income Fund which took place during March 2000.

The following table summarizes certain relevant information of the Funds prior to and immediately after the business combinations in March 2000 and is unaudited:


                                       OUTSTANDING     UNREALIZED
                                        ON MERGER    APPRECIATION
ESC STRATEGIC FUNDS                       DATE       (DEPRECIATION)
-----------------------              ------------     ------------
 ESC Strategic Income
   Class D                              213,037        $(133,549)



                             SHARES ISSUE  NET ASSETS  NAV
                              IN BUSINESS    AFTER     PER
STI CLASSIC FUNDS            COMBINATION  COMBINATION SHARE
------------------          ------------- ----------- ------
High Income
  Flex Shares                  213,037   $1,697,825   $7.97


11. Subsequent Event

Effective June 30, 2000,  SunTrustBanks,  Inc. reorganized all of the investment
management   functions  of  its  three  institutional  money  management  units, including SunTrust Bank, into Trusco Capital Management, Inc.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



To the Shareholders and Board of Trustees of STI Classic Funds:

We have audited the accompanying statements of net assets of the Florida Tax-Exempt Bond, Georgia Tax-Exempt Bond, High Income, Investment Grade Bond, Limited-Term Federal Mortgage Securities, Maryland Municipal Bond, Short-Term Bond, Short-Term U.S. Treasury Securities, U.S. Government Securities, Virginia Intermediate Municipal Bond, and Virginia Municipal Bond Funds and the statement of assets and liabilities, including the schedule of investments, of the Investment Grade Tax-Exempt Bond Fund of STI Classic Funds (the "Trust") as of May 31, 2000, and the related statements of operations, changes in net assets, and financial highlights for the periods presented, excluding the periods indicated below. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes for the year ended November 30, 1998, and financial highlights for the periods prior to May 31, 1999, for the Maryland Municipal Bond, Virginia Intermediate Municipal Bond, and Virginia Municipal Bond Funds were audited by other auditors whose report dated January 15, 1999, expressed an unqualified opinion on this information. The statement of changes for the year ended March 31, 1999, and financial highlights for the periods prior to March 31, 2000, for the High Income Fund, were audited by other auditors whose report dated May 14, 1999, expressed an unqualified opinion on this information.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and the application of alternative auditing procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us present fairly, in all material respects, the financial position of the Florida Tax-Exempt Bond, Georgia Tax-Exempt Bond, High Income, Investment Grade Bond, Investment Grade Tax-Exempt Bond, Limited-Term Federal Mortgage Securities, Maryland Municipal Bond, Short-Term Bond, Short-Term U.S. Treasury Securities, U.S. Government Securities, Virginia Intermediate Municipal Bond, and Virginia Municipal Bond Funds, of STI Classic Funds as of May 31, 2000, the results of their operations, changes in their net assets, and financial highlights for each of the periods described in the first paragraph above, in conformity with accounting principles generally accepted in the United States.



ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania

July 18, 2000

NOTICE TO SHAREHOLDERS
--------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000                       UNAUDITED



For shareholders that do not have a May 31, 2000 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2000, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended May 31, 2000, each portfolio is designating the following items with regard to distributions paid during the year:


                                                  LONG TERM
                                                  (20% RATE)      ORDINARY
                                                 CAPITAL GAIN      INCOME       TAX-EXEMPT       TOTAL       QUALIFYING
      FUND                                       DISTRIBUTION   DISTRIBUTIONS    INTEREST      INTEREST      DIVIDENDS (1)
--------------------------------------------    -------------   -------------   -----------    --------      -------------
Florida Tax-Exempt Bond Fund                       8.30%           2.93%        88.77%          100.00%         0.00%
Georgia Tax-Exempt Bond Fund                       7.06%           1.56%        91.38%          100.00%         0.00%
High Income Fund                                   0.00%         100.00%         0.00%          100.00%         0.00%
Investment Grade Bond Fund                         0.00%         100.00%         0.00%          100.00%         0.00%
Investment Grade Tax-Exempt Bond Fund             10.08%          21.54%        68.38%          100.00%         0.00%
Limited-Term Federal Mortgage Securities Fund      0.00%         100.00%         0.00%          100.00%         0.00%
Maryland Municipal Bond Fund                       0.00%           0.59%        99.41%          100.00%         0.00%
Short-Term Bond Fund                               1.29%          98.71%         0.00%          100.00%         0.00%
Short-Term U.S. Treasury Securities Fund           0.25%          99.75%         0.00%          100.00%         0.00%
U.S. Government Securities                         0.00%         100.00%         0.00%          100.00%         0.00%
Virginia Intermediate Municipal Bond Fund         10.95%           0.92%        88.13%          100.00%         0.00%
Virginia Municipal Bond Fund                       1.00%           0.75%        98.25%          100.00%         0.00%

(1)  QUALIFYING  DIVIDENDS  REPRESENT  DIVIDENDS WHICH QUALIFY FOR THE CORPORATE
     DIVIDENDS  RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY
     INCOME DISTRIBUTIONS".

                               INVESTMENT ADVISER
                         Trusco Capital Management, Inc.

               STI Classic Funds are not deposits, are not insured
                or guaranteed by the FDIC or any other government
                   agency, and are not endorsed by and do not
                constitute obligations of SunTrust Banks, Inc. or
                 any other of its affiliates. Investment in the
               Funds involves risk, including the possible loss of
                  principal. There is no guarantee that any STI
                          Classic Fund will achieve its
                             investment objective.
                      The STI Classic Funds are advised by
                       affiliates of SunTrust Banks, Inc.


                                   DISTRIBUTOR
                        SEI Investments Distribution Co.

               This information must be preceded or accompanied by
                  a current prospectus for each Fund described.

STATEMENT OF NET ASSETS
------------------------------------------------------------------------------
STI CLASSIC FUNDS  MAY 31, 2000

PRIME QUALITY MONEY MARKET FUND
-------------------------------------------------------------------------------
                                   FACE AMOUNT
                                     (000)     VALUE (000)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (30.4%)
AEROSPACE/DEFENSE EQUIPMENT (0.2%)
   United Technologies
     6.350%, 06/01/00              $ 10,000    $  10,000
                                               ---------
ELECTRIC PRODUCTS (0.6%)
   Emerson Electric
     6.770%, 06/01/00                27,000       27,000
                                               ---------
FINANCIAL SERVICES (16.3%)
   American Express
     6.750%, 06/02/00                 9,222        9,220
   Associates First Capital
     6.770%, 06/01/00               170,000      170,000
   Bell Atlantic Funding
     6.400%, 06/13/00                11,300       11,276
   Bell Atlantic Net Funding
     6.400%, 06/14/00                30,000       29,931
     6.440%, 06/20/00                21,500       21,427
   BellSouth Capital
     6.800%, 06/01/00                12,000       12,000
   Cargill Global
     6.790%, 06/01/00                36,610       36,610
   KFW International Finance
     6.750%, 06/02/00                 2,550        2,550
   Paccar Financial
     6.390%, 06/02/00                 4,140        4,139
   Progress Capital
     6.520%, 06/05/00                13,400       13,390
     6.550%, 06/08/00                29,300       29,263
     6.550%, 06/08/00                 6,400        6,392
     6.530%, 06/15/00                12,800       12,768
     6.570%, 06/22/00                16,600       16,536
   Prudential Funding
     6.790%, 06/01/00               175,000      175,000
   Teco Finance
     6.370%, 06/12/00                60,000       59,883
     6.490%, 06/21/00                18,750       18,682

--------------------------------------------------------------------------------
                                  FACE AMOUNT
                                     (000)     VALUE (000)
--------------------------------------------------------------------------------
 FINANCIAL SERVICES--CONTINUED
   UBS Finance
     6.790%, 06/01/00              $125,000    $ 125,000
                                               ---------
                                                 754,067
                                               ---------
HOUSEHOLD PRODUCTS (0.1%)
   Procter & Gamble
     6.400%, 06/01/00                 4,000        4,000
     6.400%, 06/02/00                 2,000        2,000
                                               ---------
                                                   6,000
                                               ---------
INSURANCE (0.8%)
   Allstate
     6.770%, 06/01/00                35,000       35,000
                                               ---------
INVESTMENT BANKERS/BROKER DEALERS (3.9%)
   Deutsche Bank
    6.350%, 06/01/00                  1,500        1,500
     6.370%, 06/07/00                10,486       10,475
     6.500%, 06/09/00                20,000       19,971
   Merrill Lynch
     6.520%, 06/13/00                 4,000        3,991
   Morgan Stanley Dean Witter
     6.780%, 06/01/00                70,000       70,000
     6.880%, 08/24/00 (C)            75,000       75,000
                                               ---------
                                                 180,937
                                               ---------
LEASING EQUIPMENT (0.5%)
   Pitney Bowes
     6.750%, 06/01/00                24,700       24,700
                                               ---------
RETAIL (3.9%)
   Albertson's
     6.500%, 06/05/00                19,000       18,986
   American Greetings
     6.340%, 06/06/00                20,000       19,982
   Eastman Kodak
     6.350%, 06/05/00                 2,627        2,625

--------------------------------------------------------------------------------
                                  FACE AMOUNT
                                     (000      VALUE (000)
-------------------------------------------------------------------------------
RETAIL--CONTINUED
   Fortune Brands
     6.770%, 06/01/00              $ 22,800    $  22,800
     6.400%, 06/08/00                42,000       41,948
   Gap
     6.550%, 06/26/00                 3,100        3,086
   Wal-Mart
     6.450%, 06/05/00                70,000       69,950
                                               ---------
                                                 179,377
                                               ---------
TELEPHONE & TELECOMMUNICATIONS (0.2%)
   BellSouth Telecomm
     6.340%, 06/01/00                 7,100        7,100
   SBC Communications
     6.420%, 06/14/00                   400          399
                                               ---------
                                                   7,499
                                               ---------
UTILITIES (3.9%)
   Consolidated Edison
     6.780%, 06/01/00                27,000       27,000
   Edison International
     6.520%, 06/16/00                29,000       28,921
     6.520%, 06/22/00                17,000       16,935
   Georgia Power
     6.400%, 06/05/00                17,646       17,633
   Kansas City P&L
     6.420%, 06/12/00                10,700       10,679
   Pacific Gas & Electric
     6.550%, 06/07/00                 2,780        2,777
   South Carolina Electric & Gas
     6.530%, 06/21/00                12,450       12,405
   Southern California Edison
     6.520%, 06/22/00                12,000       11,954
   Tampa Electric
     6.760%, 06/01/00                51,400       51,400
                                               ---------
                                                 179,704
                                               ---------
Total Commercial Paper
     (Cost $1,404,284)                         1,404,284
                                               ---------
-------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)    VALUE (000)
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (47.5%)
BANKS (15.6%)
   Amsouth Bank (C)
     6.659%, 06/22/00              $ 50,000    $  49,995
     6.900%, 07/25/00                50,000       49,990
   Bank One, MTN (C)
     6.200%, 06/13/00                40,000       39,995
     6.241%, 06/23/00                33,945       33,944
     6.781%, 08/18/00                   500          500
   Bankers Trust, MTN (C)
     6.240%, 06/16/00                 2,400        2,401
   Beneficial, MTN (C)
     6.181%, 06/01/00                40,000       40,000
   Branch Banking & Trust (C)
     6.830%, 06/09/00                50,000       49,981
     7.030%, 06/15/00                25,000       24,994
     6.880%, 08/01/00                65,000       64,978
   Comerica Bank (C)
     6.563%, 08/30/00               121,000      121,000
   Fleet Boston, MTN (C)
     6.445%, 07/28/00                40,000       39,999
   Fleet National Bank (C)
     7.010%, 07/28/00                 5,000        5,004
   Huntington National Bank (C)
     6.360%, 07/21/00                80,000       80,003
   Key Bank (C)
     7.010%, 07/26/00                20,000       20,016
   Keycorp, Ser C, MTN (C)
     6.641%, 06/23/00                 5,000        5,001
   Keycorp, MTN (C)
     6.833%, 08/07/00                 2,000        2,001
   PNC Bank (C)
     6.445%, 06/12/00                90,000       89,989
   Wachovia Bank (C)
     6.255%, 06/28/00                 1,500        1,500
                                               ---------
                                                 721,291
                                               ---------

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
STI CLASSIC FUNDS  MAY 31, 2000

PRIME QUALITY MONEY MARKET FUND--CONTINUED
-------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)    VALUE (000)
-------------------------------------------------------------------------------
ENTERTAINMENT (1.4%)
   Walt Disney
     6.375%, 03/30/01              $ 17,325    $  17,266
   Walt Disney (A)
     4.200%, 03/15/01                50,000       49,050
                                               ---------
                                                  66,316
                                               ---------
FINANCE (16.4%)
   American Express Centurion (C)
     6.730%, 06/19/00                 1,000        1,000
     6.720%, 06/08/00                35,000       35,000
   American General Financial, MTN
     5.840%, 01/29/01                 6,000        5,961
   Associates (A)
     6.450%, 09/15/00                 5,290        5,288
   AT&T Capital, MTN
     6.875%, 01/16/01                 3,700        3,700
   AT&T Capital, MTN (C)
     7.594%, 06/14/00                50,000       50,025
     6.971%, 07/07/00                30,000       30,103
   Bell Atlantic Network Funding
     6.550%, 06/27/00                45,000       45,000
   Beta Finance (C)
     6.430%, 07/25/00                50,000       49,998
   Beta Finance, MTN (C)
     6.418%, 07/05/00                25,000       25,000
   Beta Finance, MTN (A)
     6.800%, 02/15/01                25,000       25,000
   Caterpillar Finance, MTN (C)
    6.680%, 06/26/00                 25,000       24,997
     6.818%, 07/10/00                18,000       18,000
   Caterpillar Financial Services,
     MTN (C)
     6.281%, 07/17/00                 2,000        2,000
   Chrysler Financial
     5.875%, 02/07/01                 1,000          994
   Chrysler Financial, MTN
     6.080%, 03/09/01                 5,000        4,959
--------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)    VALUE (000)
--------------------------------------------------------------------------------
FINANCE--CONTINUED
   Diageo Capital PLC
     6.815%, 08/24/00              $ 80,000     $ 80,001
   Ford Motor Credit
     5.750%, 01/25/01                 1,500        1,489
   Ford Motor Credit, MTN (C)
     6.870%, 08/07/00                 5,000        5,000
   GMAC, MTN
     7.500%, 06/09/00                 1,650        1,651
   GMAC, MTN (C)
     6.390%, 07/24/00                 3,000        3,002
   GMAC, MTN
     6.800%, 05/22/01                 3,250        3,240
   GMAC, MTN (C)
     6.960%, 08/23/00                 2,000        2,002
     6.375%, 07/31/00                 2,500        2,500
   GTE California
     5.625%, 02/01/01                13,000       12,881
   Household Finance, MTN (C)
     7.050%, 06/14/00                50,000       49,991
   Paccar Financial, MTN (C)
     6.219%, 06/05/00                20,000       20,010
   Sigma Finance, MTN (A) (C)
     6.440%, 08/01/00                50,000       50,000
   Sigma Finance, MTN
     6.970%, 04/03/01                50,000       50,000
   Toyota Motor Credit, MTN (C)
     6.460%, 07/25/00                50,000       50,028
     6.523%, 08/30/00               100,000      100,000
                                               ---------
                                                 758,820
                                               ---------
FOOD, BEVERAGE & TOBACCO (2.4%)
   Sara Lee
     6.180%, 06/01/00                11,000       11,000
     6.420%, 06/08/00                50,000       50,000
     6.550%, 06/19/00                50,000       50,000
                                               ---------
                                                 111,000
                                               ---------
REGIONAL GOVERNMENT AGENCY (0.0%)
   Quebec Providence, MTN (C)
     8.690%, 02/22/01                 1,000        1,012
                                               ---------
8

-------------------------------------------------------------------------------
                                  FACE AMOUNT
                                    (000)       VALUE (000)
-------------------------------------------------------------------------------
INVESTMENT BANKERS/BROKER DEALERS (7.4%)
   Bear Stearns (C)
     6.710%, 06/26/00              $ 15,000     $ 14,996
   Bear Stearns, Euro MTN, (C)
     6.765%, 06/30/00                21,600       21,621
   Bear Stearns, MTN, (C)
     6.275%, 06/07/00                 2,500        2,502
     6.714%, 06/19/00                13,000       13,005
   Bear Stearns, MTN, (C)
     6.398%, 06/02/00                12,450       12,465
   Bear Stearns, Ser B, MTN (C)
     6.331%, 07/10/00                 5,450        5,448
     6.380%, 06/15/00                 5,000        5,001
     7.223%, 07/05/00                50,000       50,000
   Credit Suisse First Boston
     Guernsey, MTN (C)
     6.980%, 07/03/00                40,000       40,006
   Goldman Sachs Group, MTN (C)
     7.060%, 08/23/00                50,000       50,000
   JP Morgan, MTN (C)
     6.530%, 03/16/01                50,000       50,000
   Merrill Lynch
     6.500%, 04/01/01                 3,438        3,426
   Merrill Lynch, MTN (C)
     5.920%, 06/07/00                50,000       49,996
   Morgan Stanley Dean Witter,
     MTN
     6.890%, 06/16/00 (C)             5,000        5,000
     5.625%, 02/28/01                20,000       19,821
                                               ---------
                                                 343,287
                                               ---------
LEASING EQUIPMENT (2.2%)
   International Lease Finance
     6.520%, 06/02/00                56,500       56,500
     5.875%, 01/15/01                23,000       22,836

-------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)    VALUE (000)
-------------------------------------------------------------------------------
LEASING EQUIPMENT--CONTINUED
   Xerox, MTN (C)
     6.633%, 08/08/00              $ 20,000    $  19,996
                                               ---------
                                                  99,332
                                               ---------
TELEPHONE & TELECOMMUNICATIONS (2.1%)
   AT&T (C)
     6.683%, 08/07/00                71,000       71,000
   AT&T, MTN (C)
     6.900%, 06/21/00                26,875       26,982
                                               ---------
                                                  97,982
                                               ---------
Total Corporate Obligations
     (Cost $2,199,040)                         2,199,040
                                               ---------
ASSET BACKED SECURITIES (0.6%)
   Navistar Financial  Owner Trust,
     Ser 2000-A, Cl A1 (C)
     6.080%, 03/15/01                 3,427        3,426
   Nissan Auto Receivables Owner
     Trust, Ser 2000-A, Cl A1
     6.125%, 02/15/01                19,905       19,904
   Union Acceptance, Ser 2000-A,
     Cl A1
     5.993%, 02/08/01                 2,809        2,809
                                               ---------
Total Asset Backed Securities
     (Cost $26,139)                               26,139
                                               ---------
BANK NOTES (1.0%)
   Fleet National Bank (C)
     6.318%, 07/26/00                40,000       39,994
   Key Bank (C)
     6.331%, 07/17/00                 8,000        8,001
                                               ---------
Total Bank Notes
     (Cost $47,995)                               47,995
                                               ---------
CERTIFICATES OF DEPOSIT (1.3%)
   Bank of America (C)
     6.100%, 06/12/00                 8,000        8,000

STATEMENT OF NET ASSETS

-------------------------------------------------------------------------------

STI CLASSIC FUNDS  MAY 31, 2000

PRIME QUALITY MONEY MARKET FUND--CONCLUDED

-------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)    VALUE (000)
-------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--CONTINUED
   Citicorp (C)
     6.510%, 08/10/00              $ 11,585    $  11,589
   Regions Bank
     6.700%, 02/02/01                40,000       39,987
                                               ---------
Total Certificates of Deposit
     (Cost $59,576)                               59,576
                                               ---------
CERTIFICATES OF DEPOSIT -- YANKEE (13.3%)
   Bayerische Landesbank NY (C)
     6.543%, 08/30/00               120,000      120,000
   Canadian Imperial Bank NY
     7.090%, 05/04/01                50,000       49,991
   Commerzbank AG NY
     6.860%, 04/04/01                25,000       24,994
   Deutsche Bank NY
     6.660%, 08/30/00                47,000       47,000
     6.695%, 02/05/01                50,000       49,894
   Landesbank Hessen-Thueringen
     7.143%, 05/08/01                75,000       74,995
   National Westminster Bank NY
     7.260%, 05/09/01                47,000       46,996
   Rabobank NY
     7.160%, 05/10/01                25,000       24,998
   Societe Generale NY (C)
     6.573%, 08/29/00               125,000      125,000
   UBS AG Stamford
     6.850%, 03/28/01                50,000       49,984
                                               ---------
Total Certificates of Deposit -- Yankee
     (Cost $613,852)                             613,852
                                               ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.9%)
   SLMA, MTN (C)
     6.343%, 08/01/00               130,000      130,056
   SLMA, Ser 1996-3, Cl A1 (C)
     6.383%, 07/25/00                 1,717        1,708
   SLMA, Ser 1996-4, Cl A1 (C)
     6.373%, 07/25/00                   600          599
                                               ---------

-------------------------------------------------------------------------------
                                  SHARES/FACE
                                  AMOUNT (000) VALUE (000)
-------------------------------------------------------------------------------
   Total U.S. Government Agency
     Obligations
     (Cost $132,363)                           $ 132,363
                                               ---------
CASH EQUIVALENT (0.5%)
   AIM Liquid Assets
     Portfolio                   25,000,000       25,000
                                               ---------
Total Cash Equivalent
     (Cost $25,000)                               25,000
                                               ---------
REPURCHASE AGREEMENTS (2.4%)
   ABN-Amro
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $16,636,510 (collateralized
     by FHLMC obligations: total
     market value $35,326,201) (B) $ 16,634       16,634
   Barclays
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $15,020,276 (collateralized by
     FHLMC obligations: total
     market value $15,318,468) (B)   15,018       15,018
   Deutsche Bank
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $14,005,913 (collateralized
     by FNMA obligations: total
     market value $14,283,472) (B)   14,003       14,003
   JP Morgan
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $4,597,567  (collateralized
     by GNMA: total market
     value $4,688,678) (B)            4,597        4,597

-------------------------------------------------------------------------------
                                    FACE AMOUNT
                                        (000)      VALUE (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
   Merrill Lynch
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $48,484,327 (collateralized
     by various FNMA obligations:
     total market value
     $49,449,162) (B)              $ 48,476    $  48,476
   Morgan Stanley Dean Witter
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $5,004,469 (collateralized by
     FHLMC obligations: total
     market value $5,211,226) (B)     5,004        5,004
   Warburg Dillion
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $8,565,644 (collateralized
     by a U.S. Treasury Note: total
     market value $8,736,468) (B)     8,564        8,564
                                               ---------
Total Repurchase Agreements
     (Cost $112,296)                             112,296
                                               ---------
Total Investments (99.9%)
   (Cost $4,620,545)                           4,620,545
                                               ---------
OTHER ASSETS AND LIABILITIES, NET (0.1%)           6,782
                                               ---------
-------------------------------------------------------------------------------
                                               VALUE (000)
-------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 3,311,671,156 outstanding shares
   of beneficial interest                      $3,311,595
Fund shares of the Investor Shares (unlimited
   authorization -- no par value) based
   on 1,312,667,868 outstanding shares
   of beneficial interest                       1,312,668
Fund shares of the Flex Shares (unlimited
   authorization -- no par value) based
   on 3,445,570 outstanding shares of
   beneficial interest                              3,445
Undistributed net investment income                     1
Accumulated net realized loss
   on investments                                    (382)
                                               ----------
Total Net Assets (100.0%)                      $4,627,327
                                               ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                  $1.00
                                               ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Investor Shares               $1.00
                                               ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares                   $1.00
                                               ==========

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                        OF THE FINANCIAL STATEMENTS. FOR
                      DESCRIPTIONS OF ABBREVIATIONS, PLEASE
                                  SEE PAGE 33.

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------

STI CLASSIC FUNDS  MAY 31, 2000

TAX-EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)    VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (98.0%)
ALABAMA (2.3%)
   Alabama, Special Care Facilities
     Financing Authority,
     Depreciable Assets, RB,
     FGIC (C) (D)
     3.950%, 06/07/00                $  985       $  985
   Alabama State, Public School
     & College Authority,
     Putters, Ser 101, RB (C) (D)
     5.000%, 06/01/00                 9,975        9,975
   Cherokee, Industrial
     Development Board, BOC
     Group Project, RB (C) (D) (E)
     4.350%, 06/01/00                 3,500        3,500
   Lauderdale County, Health
     Care Authority, Coffee Health
     Group, Ser A, RB, MBIA
     3.700%, 07/01/00                 1,265        1,265
   Mobile, Industrial Development,
     Board Dock & Wharf Holnam
     Project, Ser A, RB (C) (D) (E)
     4.050%, 06/07/00                 4,900        4,900
                                               ---------
                                                  20,625
                                               ---------
ARIZONA (1.3%)
   Arizona State, Educational Loan
     Marketing, Ser A, RB,
     AMT (C) (D) (E)
     4.150%, 06/07/00                 2,500        2,500
   Arizona State, Transportation
     Board Excise, Maricopa County
     Regional Area, Ser A, RB
     4.500%, 07/01/00                 1,000        1,000
-------------------------------------------------------------------------------
                                   FACE AMOUNT
                                     (000       VALUE (000)
-------------------------------------------------------------------------------
ARIZONA--CONTINUED
   Salt River Project, Agricultural
     Improvement & Power District,
     Electric System, Ser SG-10, RB (C) (D)
     4.380%, 06/01/00               $ 7,570    $   7,570
                                               ---------
                                                  11,070
                                               ---------
CALIFORNIA (0.6%)
   California, Higher Education
     Authority, Senior Lien,
     Ser A-4, RB, AMT (C) (D)
     4.350%, 04/01/01                 5,000        5,000
                                                ---------
COLORADO (1.0%)
   Cherry Creek, South Metropolitan
     District Number 1, GO (C) (D) (E)
     4.400%, 06/01/00                 1,250        1,250
   Colorado State, Multi-Family
     Housing Finance Authority,
     St. Moritz Project, Ser H,
     RB, FNMA (C) (D)
     4.300%, 06/07/00                 5,915        5,915
   Lowry, Economic Redevelopment
     Authority, Ser B, RB (C) (D) (E)
     4.100%, 06/07/00                 2,000        2,000
                                               ---------
                                                   9,165
                                               ---------
DELAWARE (0.2%)
   Delaware State, Educational
     Development Authority, RB
     (C) (D) (E)
     4.725%, 06/01/00                 1,875        1,875
                                               ---------
DISTRICT OF COLUMBIA (1.7%)
   District of Columbia, George
     Washington University,
     Ser C, RB, MBIA (C) (D)
     4.300%, 06/07/00                 7,500        7,500

-------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)     VALUE (000)
-------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--CONTINUED
   District of Columbia, Planned
     Parenthood, RB (C) (D) (E)
     4.400%, 06/01/00               $ 7,250      $ 7,250
                                               ----------
                                                  14,750
                                               ----------
FLORIDA (7.6%)
   Dade County, Water & Sewer
     System, RB, FGIC (C) (D)
     4.050%, 06/07/00                10,700       10,700
   Florida State, Board of Education
     Capital Outlay,
     Ser 223, GO (C) (D)
     4.420%, 06/01/00                 5,000        5,000
   Florida State, Board of Education,
     Eagle Trust, RB Prerefunded
     @ 100 (C) (D) (F)
     4.400%, 06/01/00                13,315       13,315
   Florida State, Board of Education,
     Eagle Trust, Ser 94901, RB (C) (D)
     4.400%, 06/01/00                16,900       16,900
   Jacksonville, Health Facilities,
     Taxable Charity OB Group,
     Ser C, RB, MBIA (C) (D)
     4.100%, 06/07/00                 7,000        7,000
   St. Lucie County, Pollution
     Control Authority, Power
     and Light, RB (C) (D)
     4.000%, 07/18/00                 1,500        1,500
   University of North Florida,
     Parking System, RB (C) (D) (E)
     4.400%, 06/01/00                 6,000        6,000
   University South Florida, Research
     Foundation, University
     Technology Center, RB (C) (D) (E)
     4.450%, 06/01/00                 7,000        7,000
                                               ----------
                                                  67,415
                                               ----------

-------------------------------------------------------------------------------
                                   FACE AMOUNT
                                     (000       VALUE (000)
-------------------------------------------------------------------------------
GEORGIA (5.0%)
   Atlanta, Airport Authority,
     Ser 313, RB (C) (D)
     4.450%, 06/01/00               $ 3,335      $ 3,335
   Atlanta, Ser SG-123, GO (C) (D)
     4.380%, 06/01/00                 9,845        9,845
   Cobb County, Development
     Authority, Educational
     Facilities, Kennesaw State
     University Project,
     RB,  AMBAC (C) (D)
     4.350%, 06/01/00                 6,290        6,290
   Fulton County, Development
     Authority, American National
     Red Cross Project, RB (C) (D) (E)
     4.350%, 06/01/00                 1,100        1,100
   Fulton County, Development
     Authority, Metropolitan YMCA
     Project, RB (C) (D) (E)
     4.300%, 06/01/00                 8,500        8,500
   Gordon County, Development
     Authority, Sara Lee Project,
     RB (C) (D)
     4.400%, 06/01/00                 1,400        1,400
   Gwinnett County, Solid Waste
     Disposal Facilities,
     Lucent Technology Project,
     RB, AMT (C) (D)
     4.250%, 06/07/00                 3,000        3,000
   Lafayette, Industrial Development,
     Blue-Bird Project, RB (C) (D)
     4.350%, 06/01/00                 1,000        1,000
   Mitchell County, Industrial
     Development Authority,
     City of Camille Project, RB
     (C) (D) (E)
     4.350%, 06/01/00                 3,600        3,600

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------

STI CLASSIC FUNDS  MAY 31, 2000

TAX-EXEMPT MONEY MARKET FUND--CONTINUED

--------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)     VALUE (000)
--------------------------------------------------------------------------------
GEORGIA--CONTINUED
   Municipal Electric Authority,
     Project One, Sub-Ser E,
     RB (C) (D) (E)
     4.250%, 06/07/00               $ 4,000      $ 4,000
   Summerville, Development
     Authority, Exempt Facility,
     Image Industries,  RB,
     AMT (C) (D) (E)
     4.500%, 07/06/00                 2,000        2,000
                                               ---------
                                                  44,070
                                               ---------
HAWAII (2.2%)
   Hawaii State, Highway Authority,
     Ser PT 1058, RB (C) (D)
     4.380%, 06/01/00                19,790       19,790
                                               ---------
IDAHO (0.6%)
   Idaho, Housing and Finance
     Association, Ser PA-115,
     RB (C) (D)
     4.430%, 06/01/00                 5,401        5,401
                                               ---------
ILLINOIS (8.8%)
   Bloomington, Airport Authority,
     GO (C) (D)
     4.350%, 06/07/00                 1,200        1,200
   Chicago, Airport Special
      Facilities,
     Centerpoint O'Hare,
     RB, AMT (C) (D) (E)
     4.350%, 06/07/00                 3,500        3,500
   Chicago, O'Hare International
     Airport, 2nd Lien,
     Ser A, RB (C) (D) (E)
     3.950%, 06/07/00                 2,300        2,300
   Chicago, O'Hare International
     Airport, 2nd Lien, Ser B, RB
     (C) (D) (E)
     3.950%, 07/01/00                 1,790        1,790
   Illinois State, Development
     Authority, Pollution Control,
     Aces-Illinois Power Company,
     Ser C, RB, AMT (C) (D) (E)
     4.500%, 06/06/00                 3,000        3,000

-------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)     VALUE (000)
-------------------------------------------------------------------------------
ILLINOIS--CONTINUED
   Illinois State, Development
     Finance Authority, Derby
      Industrial Project,
     RB, AMT (C) (D) (E)
     4.450%, 06/07/00                $  800       $  800
   Illinois State, Development
     Finance Authority, Pollution
     Control, Power Project,
     Ser A, RB (C) (D) (E)
     4.050%, 06/07/00                 5,000        5,000
   Illinois State, Development
     Finance Authority, Pollution
     Control, Power Project,
     Ser C, RB (C) (D) (E)
     4.050%, 06/22/00                 8,000        8,000
   Illinois State, Development
     Finance Authority,
     PT 321, RB (C) (D)
     4.500%, 06/01/00                10,000       10,000
   Illinois State, Educational
     Facilities Authority, Chicago
     Childrens Museum, RB (C) (D) (E)
     4.300%, 06/07/00                 1,600        1,600
   Illinois State, Educational Facilities
     Authority, Museum of Science
     & Industry, RB (C) (D) (E)
     4.250%, 06/07/00                 5,400        5,400
   Illinois State, Health Facilities
     Authority, Advocate Health
     Care, Ser B, RB (C) (D)
     4.250%, 06/07/00                 2,900        2,900
   Illinois State, Health Facilities
     Authority, Proctor Hospital,
     RB (C) (D) (E)
     4.300%, 06/07/00                 5,100        5,100
   Illinois State, Health Facilities
     Authority, The Streeterville
     Project, RB (C) (D) (E)
     4.300%, 06/07/00                 2,000        2,000

-------------------------------------------------------------------------------
                                   FACE AMOUNT
                                     (000)      VALUE (000)
-------------------------------------------------------------------------------
ILLINOIS--CONTINUED
   Illinois State, Housing Development
     Authority, Center Apartments,
     RB (C) (D) (E)
     3.800%, 06/07/00               $10,600     $ 10,600
   Illinois State, Pollution Control
     Finance Authority, Public
     Service, Ser C-1, RB
     4.150%, 06/07/00                 5,000        5,000
   Illinois State, GO
     4.250%, 06/01/00                 2,500        2,500
   Lockport, Industrial Development
     Authority, Panduit Project,
     RB, AMT (C) (D) (E)
     4.350%, 06/07/00                 2,000        2,000
   Savanna, Industrial Development
     Authority, Metform Project,
     Ser A, RB, AMT (C) (D) (E)
     4.350%, 06/07/00                   500          500
   Savanna, Industrial Development
     Authority, Metform Project,
     Ser B, RB, AMT (C) (D) (E)
     4.350%, 06/07/00                 1,400        1,400
   Wheeling, Industrial Development
     Authority, Circuit Service Project,
     RB, AMT (C) (D) (E)
     4.450%, 06/01/00                 2,600        2,600
                                               ---------
                                                  77,190
                                               ---------
INDIANA (3.7%)
   Elkhart, Industrial Economic
     Development Authority,
     Godfrey Conveyor Project,
     RB, AMT (C) (D) (E)
     4.450%, 06/07/00                 1,800        1,800
   Elkhart, Industrial Economic
     Development Authority,
     Holly Park, RB, AMT (C) (D) (E)
     4.450%, 06/07/00                 2,000        2,000
-------------------------------------------------------------------------------
                                   FACE AMOUNT
                                     (000)      VALUE (000)
-------------------------------------------------------------------------------
INDIANA--CONTINUED
     Development Authority, Tech
     Project, RB, AMT  (C) (D)
     4.350%, 06/07/00               $ 1,000      $ 1,000
   Indianapolis, Industrial Economic
     Development Authority,
     Allied Signal Project, RB (C) (D)
     4.400%, 06/07/00                 3,500        3,500
   Indianapolis, Local Public
     Improvements, Ser B, RB, MBIA
     3.350%, 06/01/00                 1,550        1,550
   Indiana State, Development
     Finance Authority, Educational
     Facility, Indiana Historical
     Society, RB (C) (D) (E)
     4.300%, 06/07/00                 1,200        1,200
   Indiana State, Educational Facilities
     Authority, Educational Facility,
     Indiana Wesleyan Project,
     Ser B, RB  (C) (D) (E)
     4.350%, 06/07/00                 2,500        2,500
   Indiana State, Health Facility
     Financing Authority, Clarian
     Health Partners, Ser B, RB  (C) (D)
     4.100%, 06/07/00                 2,000        2,000
   Indiana State, Transportation
     Financing Authority Highway,
     Ser PT-1159, RB (C) (D)
     4.300%, 02/22/01                 9,710        9,710
   Jasper, Industrial Economic
     Development Authority,
     Wabash Valley Produce Project,
     RB, AMT (C) (D) (E)
     4.450%, 06/01/00                 2,000        2,000
   La Porte County, Economic
     Development Authority, Pedcor
     Investments-Woodland,
     RB,  AMT (C) (D) (E)
     4.420%, 06/01/00                 2,000        2,000

STATEMENT OF NET ASSETS

-------------------------------------------------------------------------------
STI CLASSIC FUNDS  MAY 31, 2000

TAX-EXEMPT MONEY MARKET FUND--CONTINUED

--------------------------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
--------------------------------------------------------------------------------
INDIANA--CONTINUED
   Michigan City, Economic
     Development Authority,
     Performance Packaging,
     RB, AMT (C) (D) (E)
     4.500%, 06/07/00                $  700       $  700
   Muncie, Industrial Development
     Authority, Diamond Plastics
     Project, RB (C) (D) (E)
     4.550%, 06/01/00                 1,900        1,900
   Munster, School Building,
     Ser 269, RB, FSA (C) (D)
     4.550%, 06/01/00                 1,000        1,000
                                               ---------
                                                  32,860
                                               ---------
IOWA (0.7%)
   Sac County, Industrial Authority,
     Evapco Project, RB,
     AMT (C) (D) (E)
     4.550%, 06/01/00                 3,500        3,500
   West Des Moines, Commercial
     Development, Greyhound
     Lines Project, RB  (C) (D) (E)
     4.050%, 06/07/00                 2,500        2,500
                                               ---------
                                                   6,000
                                               ---------
KANSAS (1.0%)
   Sedgewick & Shawnee Counties,
     Ser PT 227, RB (C) (D) (E)
     4.500%, 06/01/00                 9,000        9,000
                                               ---------
KENTUCKY (1.2%)
   Jefferson County, Industrial
     Building, Fisher-Klosterman
     Project, RB,  AMT  (C) (D) (E)
     4.450%, 06/01/00                 2,005        2,005
   Pulaski County, Solid Waste
     Disposal, National Rural
     Utility-East Kentucky Power,
     Ser B, RB, AMT (C) (D)
     4.050%, 08/15/00                 3,700        3,700

-------------------------------------------------------------------------------
                                    FACE AMOUNT
                                      (000)      VALUE (000)
-------------------------------------------------------------------------------
KENTUCKY--CONTINUED
   Kentucky State, Economic
     Development Finance
     Authority, Health Alliance
     Project, Ser C, RB,
     MBIA (C) (D)
     3.950%, 06/07/00               $ 5,000      $ 5,000
                                               ---------
                                                  10,705
                                               ---------
LOUISIANA (1.8%)
   Calcasieu Parish, Industrial
     Development Board,
     Hydroserve Westlake,
     RB, AMT (C) (D) (E)
     4.250%, 06/07/00                 5,000        5,000
   Louisiana State, Public Facilites
     Authority, Pollution Control,
     Ciba-Geigy Project,
     RB (C) (D) (E)
     4.050%, 06/07/00                 2,400        2,400
   Loiusiana State, Eagle Trust,
     Ser 94180, RB (C) (D)
     4.400%, 06/01/00                 8,000        8,000
                                               ---------
                                                  15,400
                                               ---------
MAINE (0.6%)
   Maine, Housing Authority Mortgage,
     Ser 295, RB, AMT (C) (D)
     4.650%, 06/01/00                 4,893        4,892
                                               ---------
MARYLAND (1.9%)
   Baltimore County, Industrial
     Development Authority,
     Allied Signal Project, RB (C) (D)
     4.350%, 06/07/00                 1,000        1,000
   Maryland State, Community
     Development Administration,
     Ser PA 629R, RB (C) (D)
     4.430%, 06/01/00                 4,800        4,800

-------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)      VALUE (000)
-------------------------------------------------------------------------------
MARYLAND--CONTINUED
   Maryland State, Community
     Development Administration,
     Ser 170, RB (C) (D)
     4.380%, 06/01/00               $ 6,000      $ 6,000
   Maryland State, Community
     Development Administration,
     Ser PT-256, RB, AMT, FHA
     (C) (D) (E)
     4.430%, 06/01/00                 4,590        4,590
                                               ---------
                                                  16,390
                                               ---------
MICHIGAN (2.2%)
   Michigan State, Hospital
     Finance Authority, Ser A,
     RB (C) (D) (E)
     4.000%, 06/07/00                 9,400        9,400
   Michigan State, Housing
     Development Authority,
     Woodland Meadows Project,
     RB, AMT (C) (D) (E)
     4.150%, 06/07/00                 1,000        1,000
   Michigan State, Strategic Fund,
     Industrial Development
     Authority, Norcor Manufacturing
     Project, RB (C) (D) (E)
     4.250%, 06/06/00                 3,000        3,000
   Michigan State, Strategic Fund,
     Consolidated Industrial Project,
     RB, AMT (C) (D) (E)
     4.450%, 06/07/00                 2,400        2,400
   Oakland County, Economic
     Development Authority, Moody
     Family Limited Project,
     RB, AMT  (C) (D) (E)
     4.450%, 06/07/00                   900          900
   Okemos, Public School District,
     Ser I, GO Prerefunded @ 102 (F)
     6.900%, 05/01/01                 3,000        3,126
                                               ---------
                                                  19,826
                                               ---------
--------------------------------------------------------------------------------
                                    FACE AMOUNT
                                        (000)   VALUE (000)
--------------------------------------------------------------------------------
 MINNESOTA (0.3%)
  Bloomington, Independent
     School District, Ser B, GO
     5.000%, 02/01/01               $ 2,490    $   2,502
                                               ---------
MISSISSIPPI (0.3%)
   Mississippi State, Business
     Finance Authority, Choctaw
     Generation, RB, AMT (C) (D) (E)
     4.150%, 06/07/00                 3,000        3,000
                                               ---------
MISSOURI (2.0%)
   Carthage, Industrial
     Development Authority,
     Schrieber Project, RB,
     AMT (C) (D) (E)
     4.350%, 06/07/00                 3,100        3,100
   Saint Charles County, Industrial
     Development Authority,
     Casalon Apartment Project,
     RB (C) (D) (E)
     4.250%, 06/01/00                 5,670        5,670
   Saint Charles County, Industrial
     Development Authority,
     Remington Apartments
     Project, RB (C) (D) (E)
     4.250%, 06/01/00                 4,800        4,800
   Missouri State, Environmental
     Improvement & Energy Resource
     Authority, Utilicorp United
     Project, RB, AMT (C) (D) (E)
     4.350%, 06/07/00                   700          700
   Missouri State, Health &
     Educational Facilities, Christian
     Health, Ser A, RB, FGIC
     Prerefunded @ 102 (F)
     6.875%, 02/15/01                 3,400        3,527
                                               ---------
                                                  17,797
                                               ---------

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
STI CLASSIC FUNDS  MAY 31, 2000

TAX-EXEMPT MONEY MARKET FUND--CONTINUED
--------------------------------------------------------------------------------
                                   FACE AMOUNT
                                       (000)    VALUE (000)
--------------------------------------------------------------------------------
NEVADA (2.1%)
   Clark County, Airport Improvement
     Authority, Sub-Lien Ser A-2, RB,
     AMT (C) (D) (E)
     4.100%, 06/07/00               $ 4,955      $ 4,955
   Clark County, School District,
     GO (C) (D)
     4.400%, 06/01/00                 8,345        8,345
   Nevada State, Ser SG-114, RB (C) (D)
     4.380%, 06/01/00                 5,000        5,000
                                               ---------
                                                  18,300
                                               ---------
NEW HAMPSHIRE (1.2%)
   New Hampshire State, Housing
     Finance Authority, Multi-Family
     Housing, Fairways Project,
     Ser 1, RB, AMT (C) (D) (E)
     4.100%, 06/07/00                 5,000        5,000
   New Hampshire State, Housing
     Finance Authority, Ser PT-348,
     RB (C) (D) (E)
     4.430%, 06/01/00                 5,195        5,195
                                               ---------
                                                  10,195
                                               ---------
NEW YORK (3.8%)
   New York City, Municipal Water
     Financing Authority,
     Ser SGB-27, RB, FSA
     4.370%, 06/01/00                 9,000        9,000
   New York City, Sub-Ser A-7,
     GO (C) (D) (E)
     4.300%, 06/01/00                 9,600        9,600
   New York City, Sub-Ser E5,
     GO (C) (D) (E)
     4.300%, 06/01/00                 7,600        7,600
   New York State, Dormitory
     Authority, Ser PA-541,
     RB (C) (D)
     4.350%, 06/01/00                 4,000        4,000
-------------------------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-------------------------------------------------------------------------------
NEW YORK--CONTINUED
   Southeast New York, Industrial
     Development Agency, Unilock
     New York Project, RB,
     AMT (C) (D) (E)
     4.350%, 06/07/00               $ 2,200      $ 2,200
   Syracuse, Ser 207, RB, AMT,
     FGIC (C) (D)
     4.420%, 06/01/00                 1,425        1,425
                                               ---------
                                                  33,825
                                               ---------
NORTH CAROLINA (6.5%)
   Charlotte, Airport Authority,
     Ser A, RB, AMT, MBIA (C) (D)
     4.150%, 06/07/00                 1,000        1,000
   Cleveland County, Family
     YMCA, RB (C) (D) (E)
     4.400%, 06/01/00                 2,840        2,840
   Johnston County, Industrial
     Development Authority,
     Pollution Control,
     Mebane Parking Project, RB
     (C) (D) (E)
     4.500%, 06/01/00                 2,175        2,175
   Mecklenburg County, Industrial
     Facilities & Pollution Control,
     Sterigenics International Project,
     RB, AMT (C) (D) (E)
     4.300%, 06/07/00                 1,700        1,700
   Mecklenburg County, Public
     Improvement, Ser C, GO
     (C) (D) (E)
     4.100%, 06/07/00                 5,000        5,000
   Mecklenburg County,
     Ser C, GO (C) (D)
     4.300%, 06/01/00                 8,850        8,850
   North Carolina State, Educational
     Facilities Finance Agency,
     Charlotte Latin, RB (C) (D) (E)
     4.300%, 06/01/00                 5,000        5,000

-------------------------------------------------------------------------------
                                   FACE AMOUNT
                                     (000)      VALUE (000)
-------------------------------------------------------------------------------
NORTH CAROLINA--CONTINUED
   North Carolina State,
     Educational Facilities Finance
     Agency, Guilford College,
     RB, MBIA (C) (D)
     4.300%, 06/07/00               $ 2,200      $ 2,200
   North Carolina State, Educational
     Facilities Finance Agency,
     Johnson Smith University,
     RB (C) (D) (E)
     4.300%, 06/01/00                 5,100        5,100
   North Carolina State, Medical
     Care Community Hospital,
     Angel Medical Center,
     RB (C) (D) (E)
     4.300%, 06/01/00                 3,900        3,900
   North Carolina State, Medical
     Care Community Hospital,
     Carolina Medicorp Project,
     RB Prerefunded @ 100 (F)
     6.000%, 05/01/01                 6,000        6,089
   North Carolina State, Medical
     Care Community Hospital,
     Lutheran Services For The
     Aging Project, RB (C) (D) (E)
     4.200%, 06/07/00                 8,135        8,135
   North Carolina State,
     Ser PA 342, RB (C) (D)
     4.380%, 06/01/00                 5,340        5,340
                                               ---------
                                                  57,329
                                               ---------
OHIO (4.8%)
   Cuyahoga County, Hospital
     Facilities Authority, Cleveland
     Clinic Foundation,
     Ser A, RB (C) (D)
     4.150%, 06/07/00                 6,000        6,000
-------------------------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-------------------------------------------------------------------------------
OHIO--CONTINUED
   Hamilton County, Hospital
     Faciltity, Health Alliance,
     Ser A, RB, MBIA (C) (D)
     3.900%, 06/07/00               $ 7,600      $ 7,600
   Ohio State, Air Quality
     Development Authority,
     Cincinnati Gas & Electric
     Project, Ser B, RB (C) (D) (E)
     4.300%, 06/01/00                 4,400        4,400
   Ohio State, Air Quality
     Development Authority, JMG
     Limited Partnership,
     Ser A, RB, AMT (C) (D) (E)
     4.000%, 06/07/00                 3,000        3,000
   Ohio State, Environmental
     Improvement Authority,
     Newark Group Industries
     Project, RB, AMT  (C) (D) (E)
     4.400%, 06/01/00                 4,600        4,600
   Ohio State, Higher Education
     Facility Commission, Pooled
     Financing, RB (C) (D) (E)
     4.350%, 06/01/00                 4,835        4,835
   Ohio State, Public Facilities
     Commission,  Higher Education
     Capital Facilities, Ser II-A, RB
     4.500%, 12/01/00                 2,405        2,409
   Warrren County, Health Care
     Improvement, Otterbein Project,
     Ser A, RB (C) (D) (E)
     4.350%, 06/01/00                 9,340        9,340
                                               ---------
                                                  42,184
                                               ---------
OREGON (0.2%)
   Oregon State, Housing & Community
     Services, Single-Family Mortgage
     Project, Ser H, RB, AMT (C)  (D)
     3.480%, 06/29/00                 1,895        1,895
                                               ---------

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------

STI CLASSIC FUNDS  MAY 31, 2000

TAX-EXEMPT MONEY MARKET FUND--CONTINUED
-------------------------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-------------------------------------------------------------------------------
PENNSYLVANIA (4.5%)
   Bethlehem, Area School District,
     GO, FGIC Prerefunded @ 100 (F)
     5.600%, 03/01/01               $ 9,065      $ 9,154
   Delaware County, Hospital
     Authority, Crozer-Chester
     Medical Center, RB, MBIA
     Prerefunded @ 102 (F)
     7.150%, 12/15/00                 2,550        2,639
   Delaware Valley, Regional Finance
     Authority, Ser B, RB (C) (D) (E)
     4.100%, 06/07/00                 8,100        8,100
   Pennsylvania State, Higher
     Educational Facilities Authority,
     Temple University Project,
     RB, ETM (C) (D) (E)
     4.300%, 06/01/00                 4,700        4,700
   Pennsylvania State, Intergovern-
     mental Cooperation Authority,
     Special Tax Revenue,
     Ser SG-67, RB (C) (D)
     4.350%, 06/01/00                 9,630        9,630
   Philadelphia, Ser A, TRAN
     4.250%, 06/30/00                 5,000        5,003
                                               ---------
                                                  39,226
                                               ---------
RHODE ISLAND (1.0%)
   Rhode Island State, Health &
     Educational Board, Women &
     Infants Hospital, RB, FSA (C) (D)
     3.850%, 09/01/00                 3,365        3,365
   Rhode Island State, Multi-Modal,
     GO (C) (D)
     4.100%, 06/07/00                 5,400        5,400
                                               ---------
                                                   8,765
                                               ---------
-------------------------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-------------------------------------------------------------------------------
SOUTH CAROLINA (1.1%)
   South Carolina State, Jobs
     Economic Development
     Authority, Anderson Area
     YMCA Project, RB (C) (D) (E)
     4.450%, 06/01/00               $ 7,100    $   7,100
   South Carolina State, Economic
     Development Authority, Kiswire
     Project, RB, AMT (C) (D) (E)
     4.550%, 06/01/00                 3,000        3,000
                                               ---------
                                                  10,100
                                               ---------
TENNESSEE (4.2%)
   Covington, Industrial Development
     Board, Charms Project,
     RB, AMT (C) (D) (E)
     4.350%, 06/07/00                 3,000        3,000
   Memphis-Shelby County,
     Industrial Development Board,
     Ponderosa Fibres American
     Project, RB, AMT (C) (D) (E)
     4.500%, 06/01/00                 1,000        1,000
   Metropolitan Government
     Nashville & Davidson County,
     Eagle Trust, GO (C) (D)
     4.400%, 06/01/00                10,000       10,000
   Metropolitan Government
     Nashville & Davidson County,
     Health & Education Facilities
     Board, Vanderbilt University,
     Ser B, RB (C) (D)
     4.300%, 06/01/00                 4,000        4,000
   Metropolitan Government
     Nashville & Davidson County,
     Multi-Family Chimneytop II
     Project, RB (C) (D) (E)
     4.300%, 06/07/00                 1,325        1,325

-------------------------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-------------------------------------------------------------------------------
TENNESSEE--CONTINUED
   Metropolitan Government
     Nashville & Davidson County,
     Ser 251, GO (C) (D)
     4.550%, 06/01/00               $ 3,400      $ 3,400
   Rutherford County, Industrial
     Development Authority,
     Farmers Cooperative Project,
     RB, AMT  (C) (D) (E)
     4.500%, 06/01/00                 4,500        4,500
   Tennessee State, Housing
     Development Agency, Ser 281,
     RB, AMT (C) (D)
     4.650%, 06/01/00                 2,553        2,552
   Tennessee State, Ser 108,
     GO (C) (D)
     5.000%, 06/01/00                 2,495        2,495
   Sumner County, Health &
     Educational Authority, Hospital
     Alliance Pooled,
     Ser PG-A, RB (C) (D)
     4.425%, 06/01/00                 5,000        5,000
                                               ---------
                                                  37,272
                                               ---------
TEXAS (9.2%)
   Dallas-Fort Worth, International
     Airport, RB, MBIA
     4.700%, 11/01/00                 4,025        4,035
   Georgetown, Higher Education
     Finance Authority, Southwestern
     University Project, RB (C) (D) (E)
     4.100%, 06/07/00                 2,000        2,000
   Harris County, Industrial
     Development Authority, Lubrizol
     Project, RB (C) (D)
     4.050%, 06/07/00                 1,600        1,600
   Hockley County, Industrial
     Development Authority, Amoco
     Project, RB (C) (D)
     4.300%, 11/01/00                 2,500        2,500

--------------------------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
--------------------------------------------------------------------------------
TEXAS--CONTINUED
   Houston, Water & Sewer System
     Authority, Ser SG-78, RB (C) (D)
     4.380%, 06/01/00               $ 8,835    $   8,835
   Pearland, Independent School
     District, Ser SG-106, RB (C) (D)
     4.380%, 06/01/00                 6,245        6,245
   Texas State, Public Facilities,
     Eagle Trust, RB (C) (D)
     4.400%, 06/01/00                 7,180        7,180
     4.100%, 06/01/00, TECP          10,000       10,000
   Texas State, Eagle Trust,
     Ser 991301, GO (C) (D)
     4.400%, 06/01/00                 9,900        9,900
   Texas State, Ser A, TRAN
     4.500%, 08/31/00                20,000       20,038
   Trinity, River Authority,
     Pollution Control, General
     Motors Project, RB (C) (D)
     4.300%, 06/06/00                 8,400        8,400
                                               ---------
                                                  80,733
                                               ---------
UTAH (1.5%)
   Morgan County, Solid Waste
     Disposal, Holman Project,
     RB, AMT (C) (D) (E)
     4.150%, 06/01/00                 2,200        2,200
   Utah State, Housing Finance
     Agency, Ser PT-209, RB (C) (D)
     4.430%, 06/01/00                10,750       10,750
                                               ---------
                                                  12,950
                                               ---------
VIRGINIA (0.8%)
   Front Royal & Warren County,
     Industrial Development
     Authority, Pen Tab Industries
     Project, RB, AMT (C) (D) (E)
     4.500%, 06/01/00                 2,600        2,600

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
STI CLASSIC FUNDS  MAY 31, 2000

TAX-EXEMPT MONEY MARKET FUND--CONCLUDED
-------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)    VALUE (000)
-------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Virginia State, Housing
     Development Authority,
     Ser 301, RB (C) (D)
     4.550%, 06/01/00               $ 4,360    $   4,360
                                               ---------
                                                   6,960
                                               ---------
WASHINGTON (4.5%)
   Port Seattle Passenger Facility,
     Ser 299, RB, AMT,
     AMBAC  (C) (D)
     4.650%, 06/01/00                 2,358        2,357
   Port Seattle, GO  (C) (D)
     3.950%, 06/07/00                 1,000        1,000
   Seattle, Water Systems Authority,
     RB (C) (D) (E)
     3.950%, 06/07/00                 4,200        4,200
   Washington State, Health Care
     Facilities, Sunnyside Community
     Hospital, RB (C) (D) (E)
     4.300%, 06/07/00                 3,200        3,200
   Washington State, Public Power
     Supply System, Nuclear Project
     No. 1, Ser 1A-1, RB (C) (D) (E)
     3.950%, 06/07/00                 4,535        4,535
   Washington State, Public Power
     Supply System, Nuclear Project
     No. 1, Ser 1A-3, RB (C) (D) (E)
     3.950%, 06/07/00                 3,200        3,200
   Washington State, Public Power
     Supply System, Nuclear Project
     No. 2, Ser 2A-1, RB, MBIA (C) (D)
     4.050%, 06/07/00                 5,200        5,200
   Washington State, Public Power
     Supply System, Nuclear Project
      No. 3, Ser 3A-3, RB (C) (D) (E)
     4.050%, 06/07/00                11,720       11,720

--------------------------------------------------------------------------------
                                   FACE AMOUNT
                                      (000)    VALUE (000)
--------------------------------------------------------------------------------
WASHINGTON--CONTINUED
   Washington State, Ser B, GO
     Prerefunded @ 100 (F)
     6.700%, 06/01/01               $ 4,000    $   4,077
                                               ---------
                                                  39,489
                                               ---------
WEST VIRGINIA (2.1%)
   Braxton County, Solid Waste
     Disposal, Weyerhaeuser
     Project, RB, AMT  (C) (D)
     4.350%, 06/07/00                 7,650        7,650
   Marshall County, Pollution
     Control Authority, AlliedSignal
     Project, RB (C) (D)
     4.400%, 06/07/00                 8,630        8,630
   Marshall County, Pollution
     Control Authority, PPG
     Industries Project, RB (C) (D)
     4.600%, 06/01/00                 2,000        2,000
                                               ---------
                                                  18,280
                                               ---------
WISCONSIN (2.2%)
   Appleton, Industrial Development
     Authority, Pro Lable Project,
     RB, AMT (C) (D) (E)
     4.550%, 06/01/00                   870          870
   Germantown, Industrial
     Development Authority, Speaker
     Project, RB, AMT (C) (D) (E)
     4.550%, 06/01/00                   855          855
   Holland, Industrial Development
     Authority, White Clover Dairy
     Project, RB, AMT (C) (D) (E)
     4.450%, 06/01/00                 1,500        1,500
   Milwaukee, GO
     5.000%, 02/01/01                 2,000        2,010
   Milwaukee, Metropolitan Sewer
     District, Ser 288, GO (C) (D)
     4.600%, 06/01/00                 1,763        1,763

--------------------------------------------------------------------------------
                                   SHARES/FACE
                                   AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
WISCONSIN--CONTINUED
   Oconomowoc, Industrial
     Development Authority, Quest
     Technologies Project,
     RB, AMT (C) (D) (E)
     4.450%, 06/01/00               $ 1,495    $   1,495
   Wisconsin State, Health Facilities
     Authorities, Franciscan Health
     Care, Ser A-1, RB (C) (D) (E)
     3.950%, 06/07/00                 6,105        6,105
   Wisconsin State, Ser PT 1137,
     RB (C) (D)
     4.300%, 02/15/01                 4,515        4,515
                                               ---------
                                                  19,113
                                               ---------
WYOMING (0.5%)
   Sweetwater County, Pollution
     Control, Pacificorp Project,
     Ser A, RB (C) (D) (E)
     4.050%, 06/07/00                 4,600        4,600
                                               ---------
MULTI-STATE (0.8%)
   Tax-Exempt Grantor Trust, IBM,
     Ser 1999-A, RB (C) (D)
     4.550%, 06/01/00                 7,200        7,200
                                               ---------
Total Municipal Bonds
     (Cost $863,139)                             863,139
                                               ---------
CASH EQUIVALENTS (1.5%)
   Financial Square Tax Free
     Portfolio                    3,537,267        3,537
   SEI Institutional Tax Free
     Fund                         9,904,203        9,904
                                               ---------
-------------------------------------------------------------------------------
                                                VALUE (000)
-------------------------------------------------------------------------------
Total Cash Equivalents
     (Cost $13,441)                            $  13,441
                                               ---------
Total Investments (99.5%)
   (Cost $876,580)                               876,580
                                               ---------
OTHER ASSETS AND LIABILITIES, NET (0.5%)           4,778
                                               ---------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 755,887,410 outstanding shares of
   beneficial interest                           755,887
Fund shares of the Investor Shares (unlimited
   authorization -- no par value) based
   on 125,512,381 outstanding shares
   of beneficial interest                        125,512
Distributions in excess of net investment
   income                                             (6)
Accumulated net realized loss
   on investments                                    (35)
                                               ---------
Total Net Assets (100.0%)                       $881,358
                                               =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                 $1.00
                                               =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Investor Shares              $1.00
                                               =========

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
           FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 33.
                                                                          23

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
STI CLASSIC FUNDS  MAY 31, 2000

TAX-FREE MONEY MARKET FUND
-------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)   VALUE (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS (98.5%)
FLORIDA (2.3%)
   Dade County, Water & Sewer
     Systems Project, RB (C) (D)
     4.380%, 06/07/00               $ 7,000    $   7,000
                                               ---------
ILLINOIS (3.3%)
   Illinois State, Health Facility
     Authority, Swedish Covenant
     Hospital Project, RB,
     AMBAC (C) (D)
     3.900%, 06/07/00                10,170       10,170
                                               ---------
LOUISIANA (3.6%)
   Ascension Parish, Pollution
     Control Authority, Borden
     Project, RB (C) (D) (E)
     3.950%, 06/05/00                11,200       11,200
                                               ---------
VIRGINIA (88.2%)
   Albemarle County, Industrial
     Development Authority,
     University of Virginia Health
     Services Project, RB  (C) (D) (E)
     4.150%, 06/07/00                 4,400        4,400
   Alexandria, Industrial
     Development Authority,
     American Red Cross Project,
     RB (C) (D) (E)
     4.150%, 06/07/00                 4,100        4,100
   Alexandria, Industrial
     Development Authority,
     Pooled Loan Program,
     Ser A, RB (C) (D) (E)
     4.400%, 06/01/00                 6,900        6,900
   Alexandria, Industrial
     Development Authority,
     Pooled Loan Program,
     Sub-Ser A, RB (C) (D) (E)
     4.400%, 06/01/00                 3,500        3,500
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)   VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Alexandria, Industrial
     Development Authority,
     Resource Recovery Project,
     RB, AMT (C) (D) (E)
     4.550%, 06/01/00               $11,400    $  11,400
   Amelia County, Industrial
     Development Authority,
     Chambers Waste Systems
     Project, RB, AMT (C) (D) (E)
     4.250%, 06/07/00                   750          750
   Arlington County, Industrial
     Development Authority,
     Multi-Family Housing Authority,
     Arna Valley View Apartments
     Project, RB (C) (D) (E)
     4.400%, 06/01/00                 1,350        1,350
   Arlington County, Ballston
     Public Parking Project,
     RB (C) (D) (E)
     4.250%, 06/06/00                 8,100        8,100
   Ashland, Industrial Development
     Authority, Interflex Group
     Project, RB, AMT (C) (D) (E)
     4.500%, 06/01/00                 7,000        7,000
   Chesapeake Bay, Bridge & Tunnel
     Community District Authority,
     General Resolution Project,
     RB, MBIA (C) (D)
     4.400%, 06/01/00                 6,755        6,755
   Chesterfield County, Industrial
     Development Authority,
     AlliedSignal Project, RB (C) (D)
     4.400%, 06/07/00                 3,000        3,000
   Chesterfield County, GO
     5.500%, 01/15/01                 1,905        1,922
   Culpeper, Industrial Development
     Authority, Baptist Homes
     Project, RB (C) (D) (E)
     4.400%, 06/01/00                 1,495        1,495

-------------------------------------------------------------------------------
                                 FACE AMOUNT
                                    (000)      VALUE (000)
-------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Fairfax County, Economic
     Development Authority, Flint
     Hill School Project,
     RB (C) (D) (E)
     4.150%, 06/07/00               $ 4,340    $   4,340
   Fairfax County, Industrial
     Development Authority,
     Fairfax Hospital Project,
     Ser A, RB (C) (D)
     3.900%, 06/07/00                 1,660        1,660
   Fairfax County, Industrial
     Development Authority,
     Fairfax Hospital Project,
     Ser B, RB (C) (D)
     3.900%, 06/07/00                 9,600        9,600
   Fairfax County, Industrial
     Development Authority,
     Fairfax Hospital Project,
     Ser D, RB (C) (D)
     3.900%, 06/07/00                 3,700        3,700
   Fairfax County, Ser C, GO
     4.600%, 05/01/01                 2,800        2,809
   Fairfax County,
     Ser PA 149, RB (C) (D)
     4.350%, 06/01/00                 9,890        9,890
   Hampton, Redevelopment &
     Multi-Family Housing
     Authority, Avalon at Hampton
     Project, Ser I-A, RB (C) (D) (E)
     3.950%, 06/07/00                 6,360        6,360
   Hampton, Redevelopment &
     Multi-Family Housing Authority,
     Avalon Pointe Project,
     Ser I-A, RB, AMT (C) (D) (E)
     4.000%, 06/07/00                 5,037        5,037
   Hanover County, Industiral
     Development Authority,
     Covenent Woods Project,
     RB (C) (D) (E)
     4.450%, 06/01/00                15,000       15,000

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)   VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   King George County, Industrial
     Development Authority,
     Birchwood Power Partners
     Project, Ser A, RB,
     AMT (C) (D) (E)
     4.550%, 06/01/00                $1,500    $   1,500
   Louisa County, Industrial
     Development Authority,
     Pooled Financing,
     RB (C) (D) (E)
     4.400%, 06/01/00                 2,975        2,975
   Norfolk, Industrial Development
     Authority, Children's Hospital
     Facilities Project, RB (C) (D) (E)
     4.400%, 06/01/00                15,300       15,300
   Norfolk, Redevelopment &
     Housing Authority,
     East Ocean View Property
     Project, RB (C) (D) (E)
     4.400%, 06/01/00                 3,890        3,890
   Norfolk, Water Authority, RB FSA
     4.000%, 11/01/00                   785          785
   Peninsula Port Authority,
     Dominion Terminal Project,
     Ser C, RB (C) (D) (E)
     4.350%, 06/01/00                 1,450        1,450
   Portsmouth, Industrial
     Development Authority,
     Fairwood Homes Project,
     Ser A, RB (C) (D) (E)
     4.150%, 06/01/00                 1,605        1,605
   Prince George County, Industrial
     Development Authority,
     Metropolitian Span Project,
     RB, AMT (C) (D) (E)
     4.450%, 06/01/00                 4,800        4,800
   Prince William County, Public
     Improvements, Ser B, GO
     5.000%, 08/01/00                 1,000        1,002

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------

STI CLASSIC FUNDS  MAY 31, 2000

TAX-FREE MONEY MARKET FUND--CONTINUED

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)   VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Pulaski County, Industrial
     Development Authority, Pulaski
     Furniture Project, RB (C) (D) (E)
     4.400%, 06/01/00               $ 1,800    $   1,800
   Richmond, Public Utility
     Authority, Ser A, RB (C) (D)
     4.450%, 06/01/00                 3,500        3,500
   Richmond, Redevelopment &
     Multi-Family Housing Authority,
     Ser PT-1022, RB (C) (D)
     4.450%, 06/01/00                14,490       14,490
   Richmond, Redevelopment &
     Multi-Family Housing
     Authority, Stony Point Project,
     RB (C) (D) (E)
     4.400%, 06/01/00                 1,660        1,660
   Richmond, Public Improvement,
     Ser A, GO  Prerefunded @ 102 (F)
     6.250%, 01/15/01                 9,110        9,408
   Roanoke, Industrial Development
     Authority, Hollins University
     Project, RB (C) (D) (E)
     4.150%, 06/07/00                 4,500        4,500
   Roanoke, Industrial Development
     Authority, Carilion Health
     System Project, Ser B,
      RB (C) (D)
     4.450%, 06/01/00                 1,000        1,000
   Roanoke, Industrial Development
     Authority, Roanoke Memorial
     Hospital Project, Ser C,
     RB (C) (D)
     4.300%, 06/01/00                 1,935        1,935
   Roanoke, Industrial Development
     Authority, Roanoke Memorial
     Hospital Project, RB, MBIA
     Prerefunded @100 (F)
     6.500%, 07/01/00                 5,000        5,012
-------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)    VALUE (000)
-------------------------------------------------------------------------------
 VIRGINIA--CONTINUED
  Roanoke Public Improvements, GO
     4.000%, 08/01/00               $ 2,165      $ 2,165
   Roanoke Public Improvements,
     Ser B, GO
     5.800%, 08/01/00                 1,000        1,003
   Roanoke, Redevelopment &
     Multi-Family Housing Authority,
     Stepping Stone Apartments
     Project, RB (C) (D)
     4.625%, 06/25/00                 2,000        2,000
   Virginia State, Transportation
     Authority, Eagle Trust,
     Ser 994601, RB (C) (D)
     4.400%, 06/01/00                 5,000        5,000
   Virginia State Port Authority,
     Ser SG 111, RB (C) (D)
     4.400%, 06/01/00                10,100       10,100
   Virginia State, Public School
     Authority, School Financing,
     Ser B, GO
     5.000%, 08/01/00                 4,665        4,674
   Virginia State, Public School
     Authority, Ser C, RB
     5.000%, 08/01/00                 4,335        4,346
   Virginia State, GO
     5.000%, 06/01/00                 2,000        2,000
   Staunton, Industrial Development
     Authority, Diebold-Staunton
     Project, RB (C) (D) (E)
     4.450%, 06/01/00                   530          530
   Suffolk, Redevelopment & Multi-
     Family Housing Authority,
     Windsor Potomac Project,
     RB (C) (D)
     4.700%, 06/07/00                   410          410
   Suffolk, Redevelopment & Multi-
     Family Housing Authority,
     Windsor Fieldstone Project, RB
     (C) (D)
     4.700%, 06/07/00                 4,718        4,718
26

-------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)   VALUE (000)
-------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Virginia Beach, Industrial
     Development Authority, Ocean
     Ranch Project, RB (C) (D) (E)
     4.400%, 06/01/00                $  626       $  626
   Virginia Beach, Industrial
     Development Authority,
     LA Quinta Inns Project,
     RB (C) (D) (E)
     4.450%, 06/01/00                 1,125        1,125
   Virginia Beach, Development &
     Multi-Family Authority,
     Ser PT 1213, RB (C) (D)
     4.580%, 06/01/00                 1,000        1,000
   Virginia Beach, Development
     Authority, Westminster-
     Canterbury Project,
     Ser B, RB (C) (D) (E)
     4.350%, 06/07/00                 3,000        3,000
   Virginia Beach, Public
     Improvement, GO
     5.000%, 03/01/01                 3,805        3,828
   Virginia College, Building
     Authority, 21st Century College
     Program, RB
     4.125%, 02/01/01                 8,185        8,185
   Virginia College, Building
     Authority, Equipment Leasing
     Program, RB
     4.250%, 02/01/01                   750          750
   Virginia State, Housing
     Development Authority,
     Commonwealth Mortgage
     Project, Sub-Ser A, RB
     4.150%, 09/12/00                 2,500        2,500
   Virginia State, Housing
     Development Authority,
     Commonwealth Mortgage
     Project,  Sub-Ser A, RB
     4.150%, 10/19/00                 8,000        8,000
-------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000) VALUE (000)
-------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Virginia State, Housing
     Devolopment Authority,
     Commonwealth Merlots
     Project, Ser CC,
     RB (C) (D) (E)
     4.350%, 06/07/00               $ 4,500    $   4,500
   Virginia State, Public School
     Authority, Ser B, RB
     4.700%, 01/01/01                 5,000        5,021
   Williamsburg, Industrial
     Development Authority,
     Colonial Williamsburg
     Museum Foundation
     Project, RB (C) (D) (E
     4.700%, 06/07/00                   600          600
                                               ---------
                                                 271,761
                                               ---------
PUERTO RICO (1.1%)
   Puerto Rico, Commonwealth
     Highway & Transportation
     Authority, Ser PA 472, RB (C) (D)
     3.900%, 06/01/00                 3,260        3,260
                                               ---------
Total Municipal Bonds
     (Cost $303,391)                             303,391
                                               ---------
CASH EQUIVALENTS (1.0%)
   Financial Square Tax Free
     Portfolio                    2,129,301        2,129
   SEI Institutional Tax
     Free Fund                    1,000,000        1,000
                                               ---------
Total Cash Equivalents
     (Cost $3,129)                                 3,129
                                               ---------
Total Investments (99.5%)
   (Cost $306,520)                               306,520
                                               ---------

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
STI CLASSIC FUNDS  MAY 31, 2000


TAX-FREE MONEY MARKET FUND--CONCLUDED
-------------------------------------------------------------------------------
                                                VALUE (000)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.5%)       $   1,601
                                               ---------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
    authorization -- no par value) based
   on 245,305,124 outstanding shares
   of beneficial interest                        245,281
Fund shares of the Investor Shares (unlimited
   authorization -- no par value) based
   on 62,877,446 outstanding shares of
   beneficial interest                            62,878
Distributions in excess of net investment
   income                                            (11)
Accumulated net realized loss
   on investments                                    (27)
                                               ---------
Total Net Assets (100.0%)                      $ 308,121
                                               =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                 $1.00
                                               =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Investor Shares              $1.00
                                               =========


                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
    OF THE FINANCIAL STATEMENTS. FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE
                                  SEE PAGE 33.

-------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
-------------------------------------------------------------------------------
                                   SHARES/FACE
                                   AMOUNT (000) VALUE (000)
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (17.9%)
   U.S. Treasury Bill
     5.605%, 10/12/00               $80,000     $ 78,345
   U.S. Treasury Note
     5.000%, 02/28/01                20,000       19,803
                                                --------
Total U.S. Treasury Obligations
     (Cost $98,148)                               98,148
                                                --------
CASH EQUIVALENT (4.6%)
   AIM Institutional Treasury
     Portfolio                   25,000,000       25,000
                                                --------
Total Cash Equivalent
     (Cost $25,000)                               25,000
                                                --------
REPURCHASE AGREEMENTS (77.8%)
   ABN-Amro
     6.390%, dated 05/31/00, matures
     06/01/00, repurchse price $22,345,614
     (collateralized by a U.S. Treasury
     Note: total market value
     $22,788,927) (B)                 22,342       22,342
   Barclays
     6.390%, dated 05/31/00, matures
     06/01/00, repurchase price
     $21,003,728 (collateralized by
     various U.S. Treasury
     obligations: total market
     value $21,420,900) (B)          21,000       21,000
   Deutsche Bank
     6.390%, dated 05/31/00, matures
     06/01/00, repurchase price
     $21,003,728 (collateralized by a
     U.S. Treasury Note: total market
     value $21,420,214) (B)          21,000       21,000

-------------------------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
   Greenwich Capital
     6.390%, dated 05/31/00, matures
     06/01/00, repurchase price
     $21,377,648 (collateralized by a
     U.S. Treasury Note: total market
     value $21,803,293) (B)        $ 21,374     $ 21,374
   JP Morgan
     6.390%, dated 05/31/00, matures
     06/01/00, repurchase price
     $149,287,464 (collateralized by
     various GNMA and U.S. Treasury
     obligations: total market value
     $152,247,104) (B)              149,261      149,261
   Merrill Lynch
     6.390%, dated 05/31/00, matures
     06/01/00, repurchase price
     $21,119,076.35 (collateralized
     by various GNMA obligations:
     total market value
     $21,539,555) (B)                21,115       21,115
   Morgan Stanley Dean Witter 6.390%,
     dated 05/31/00, matures 06/01/00,
     repurchase price $127,208,619
     (collateralized by various GNMA
     obligations: total market value
     $131,883,074) (B)              127,186      127,186

STI CLASSIC FUNDS  MAY 31, 2000
-------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND--CONCLUDED
-------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)   VALUE (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
   Salomon Smith Barney
     6.390%, dated 05/31/00, matures
     06/01/00, repurchase price
     $22,015,463 (collateralized by
     various U.S. Treasury
     obligations: total market value
     $22,548,567) (B)              $ 22,012     $ 22,012
   Warburg Dillion
     6.390%, dated 05/31/00, matures
     06/01/00, repurchase price
     $21,258,309 (collateralized by a
     U.S. Treasury Note: total market
     value $21,682,944) (B)          21,254       21,254
                                                --------
Total Repurchase Agreements
     (Cost $426,544)                             426,544
                                                --------
Total Investments (100.3%)
   (Cost $549,692)                               549,692
                                                --------
OTHER ASSETS AND LIABILITIES, NET (-0.3%)         (1,813)
                                                --------
-------------------------------------------------------------------------------
                                              VALUE (000)
-------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares
   (unlimited authorization -- no par
   value) based on 468,324,485 outstanding
   shares of beneficial interest                $468,325
Fund shares of the Investor Shares (unlimited
   authorization -- no par value) based
   on 79,281,537 outstanding shares
   of beneficial interest                         79,281
Undistributed net investment income                  301
Accumulated net realized loss
   on investments                                    (28)
                                                --------
Total Net Assets (100.0%)                       $547,879
                                                ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                 $1.00
                                                ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Investor Shares              $1.00
                                                ========

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
         FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 33.

U.S. TREASURY MONEY MARKET FUND
-------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)   VALUE (000)
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (22.7%)
   U.S. Treasury Bill
     5.840%, 02/01/01               $15,000     $ 14,404
   U.S. Treasury Notes
     5.875%, 06/30/00                30,000       30,027
     5.375%, 07/31/00                15,000       14,999
     5.125%, 08/31/00                15,000       14,990
     5.625%, 11/30/00                25,000       24,952
     5.250%, 01/31/01                30,000       29,832
     5.625%, 02/28/01                15,000       14,917
     6.500%, 05/31/01                20,000       19,960
                                                --------
Total U.S. Treasury Obligations
     (Cost $164,081)                             164,081
                                                --------
REPURCHASE AGREEMENTS (77.5%)
   ABN-Amro
     6.310%, dated 05/31/00, matures
     06/01/00, repurchase price
     $32,875,013 (collateralized by
     various U.S. Treasury
     obligations: total market value
     $33,527,298) (B)                32,869       32,869
   Barclays
     6.310%, dated 05/31/00, matures
     06/01/00, repurchase price
     $31,873,466 (collateralized by a
     U.S. Treasury Note: total
     market value $32,506,103) (B)   31,868       31,868
   Deutsche Bank
     6.310%, dated 05/31/00, matures
     06/01/00, repurchase price
     $25,165,255 (collateralized by a
     U.S. Treasury Bond: total
     market value $25,664,368) (B)   25,161       25,161
-------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)   VALUE (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
   Greenwich Capital
     6.310%, dated 05/31/00, matures
     06/01/00, repurchase price
     $176,109,211 (collateralized
     by U.S. Treasury obligations:
     total market value
     $179,602,834) (B)             $176,078     $176,078
   JP Morgan
     6.310%, dated 05/31/00, matures
     06/01/00, repurchase price
     $24,001,317 (collateralized by
     U.S. Treasury Note: total
     market value $24,477,482) (B)   23,997       23,997
   Merrill Lynch
     6.310%, dated 05/31/00, matures
     06/01/00, repurchase price
     $31,643,624 (collateralized by
     U.S. Treasury Notes: total
     market value $32,272,994) (B)   31,638       31,638
   Morgan Stanley Dean Witter
     6.310%, dated 05/31/00, matures
     06/01/00, repurchase price
     $31,498,071 (collateralized by
     a U.S. Treasury Bond: total
     market value $32,209,876) (B)   31,493       31,493
   Salomon Smith Barney
     6.310%, dated 05/31/00, matures
     06/01/00, repurchase price
     $31,832,560 (collateralized by
     a U.S. Treasury Note: total
     market value $32,934,696) (B)   31,827       31,827
   Warburg Dillion
     6.310%, dated 05/31/00, matures
     06/01/00, repurchase price
     $176,047,517 (collateralized by
     a U.S. Treasury Note: total
     market value $179,541,003) (B) 176,017      176,017
                                                --------

STATEMENTS OF NET ASSETS
-------------------------------------------------------------------------------
STI CLASSIC FUNDS  MAY 31, 2000


U.S. TREASURY MONEY MARKET FUND--CONCLUDED
-------------------------------------------------------------------------------
                                                VALUE (000)
-------------------------------------------------------------------------------
Total Repurchase Agreements
     (Cost $560,948)                            $560,948
                                                --------
Total Investments (100.2%)
   (Cost $725,029)                               725,029
                                                --------
OTHER ASSETS AND LIABILITIES, NET (-0.2%)         (1,752)
                                                --------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 723,365,117 outstanding shares
   of beneficial interest                        723,280
Distributions in excess of net investment
   income                                             (3)
                                                --------
Total Net Assets (100.0%)                       $723,277
                                                ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                 $1.00
                                                ========

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
          FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 33.
32

                          KEY TO ABBREVIATIONS USED IN
                           THE STATEMENT OF NET ASSETS

AMBAC Security insured by the American Municipal Bond Assurance Corporation

AMT Alternative Minimum Tax

Cl Class

ETM Escrowed to Maturity

FGIC Security insured by the Financial Guaranty Insurance Company

FHA Federal Housing Authority

FHLMC Federal Home Loan Mortgage Corporation

FNMA Federal National Mortgage Association

FSA Security insured by Financial
     Securities Assurance

GNMA Government National Mortgage Association

GO General Obligation

MBIA Security insured by the Municipal Bond Insurance Association

MTN Medium Term Note

RB Revenue Bond

Ser Series

SLMA Student Loan Marketing Association

TECP Tax Exempt Commercial Paper

TRAN Tax and Revenue Anticipation Note

(A) Private Placement Security

(B) Tri-Party Repurchase Agreement

(C) Adjustable Rate Security. The rate reported on the Statement of Net Assets is the rate in effect on May 31, 2000. The date shown is the next scheduled reset date.

(D) Put and demand features exist requiring the issuer to repurchase the instrument prior to maturity.

(E) Securities are held in connection with a letter of credit issued a major bank.

(F) Prerefunded Security. The maturity date shown is the prerefunded date.

                                 This page left intentionally blank.

STATEMENTS OF OPERATIONS (000)
------------------------------------------------------------------------------------------------------------------------------------

STI CLASSIC FUNDS FOR THE PERIOD ENDED MAY 31, 2000


                                                          TAX-EXEMPT      TAX-FREE   U.S. GOVERNMENT
                                        PRIME QUALITY        MONEY          MONEY       SECURITIES     U.S. TREASURY
                                        MONEY MARKET        MARKET         MARKET      MONEY MARKET       MONEY
                                            FUND             FUND           FUND           FUND         MARKET FUND
                                        -------------     ----------     ----------   -------------   --------------
                                         06/01/99-        06/01/99-      06/01/99-      06/01/99-      06/01/99-
                                         05/31/00         05/31/00       05/31/00       05/31/00       05/31/00
                                        ----------        --------       --------       --------       ---------
Interest Income                          $241,262          $27,734        $10,990        $25,872        $41,783
                                         --------          -------        -------        -------        -------
Expenses:
   Investment Advisory Fees                27,672            4,158          1,188          3,101          5,091
   Less: Investment Advisory
         Fees Waived                       (6,310)          (1,060)            (4)          (537)          (855)
   Administrator Fees                       3,012              535            212            337            579
   Transfer Agent Fees-- Trust Shares          20               15              5             16             15
   Transfer Agent Fees-- Investor Shares       31                7             10             14             --
   Transfer Agent Fees-- Flex Shares            9               --             --             --             --
   Transfer Agent Out of Pocket Expenses      160               52             17              3             30
   Printing Expenses                          278               46             18              4             53
   Custody Fees                               213               41             16             16              1
   Professional Fees                          277               49             32             27             14
   Trustee Fees                                56                5              1              4              1
   Registration Fees                          146               74              8             28              8
   Distribution Fees-- Investor Shares      1,973              194             51            108             --
   Less: Distribution Fees Waived--
        Investor Shares                      (320)             (49)           (25)           (31)            --
   Distribution Fees-- Flex Shares             14               --             --             --             --
   Less: Distribution Fees Waived--
        Flex Shares                            (6)              --             --             --             --
   Insurance and Other Fees                    10               15              7              6             --
                                         --------          -------        -------        -------        -------
   Total Expenses                          27,235            4,082          1,536          3,096          4,937
                                         --------          -------        -------        -------        -------
   Net Investment Income                  214,027           23,652          9,454         22,776         36,846
                                         --------          -------        -------        -------        -------
   Net Realized Loss on
        Securities Sold                       (34)             (30)           (20)           (28)            --
                                         --------          -------        -------        -------        -------
Net Increase in Net Assets
        from Operations                  $213,993          $23,622        $ 9,434        $22,748        $36,846
                                         ========          =======        =======        =======        =======

Amounts designated as "--" are either $0 or round to $0.

       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC FUNDS FOR THE PERIODS ENDED MAY 31, AND NOVEMBER 30,

                                                                                                           U.S. GOVERNMENT
                              PRIME QUALITY          TAX-EXEMPT                   TAX-FREE                    SECURITIES
                            MONEY MARKET FUND      MONEY MARKET FUND           MONEY MARKET FUND            MONEY MARKET FUND
                          -------------------   --------------------- ----------------------------------   -----------------
                           06/01/99 06/01/98-   06/01/99-   06/01/98-   06/01/99- 12/01/98   12/01/97-   06/01/99- 06/01/98-
                           05/31/00 05/31/99    05/31/00    05/31/99    05/31/00  05/31/99   11/30/98    05/31/00  05/31/99
                           -------- --------    --------    --------    --------  --------  ---------    --------  --------
Operations:
  Net Investment Income .$  214,027  $ 125,543 $  23,652  $   20,454  $   9,454 $  3,806   $   7,024     $ 22,776  $ 20,487
  Net Realized Gain
    (Loss) on Investments       (34)       (19)      (30)         (1)       (20)       2          (9)      (28)         191
                         ---------- ---------- ---------  ----------  --------- --------   ---------     --------  --------
    Increase in Net
     Assets from
     Operations             213,993    125,524    23,622      20,453      9,434    3,808       7,015       22,748    20,678
                         ---------- ---------- ---------  ----------  --------- --------   ---------     -------- ---------
    Trust Shares ......... (165,267)   (99,427)  (19,775     (16,665)    (9,064   (3,739)     (6,778      (19,825)  (17,844)
    Investor Shares ........(48,632)   (26,132)   (3,883)     (3,788)      (400)     (91)       (239)      (2,927)   (2,641)
    Flex Shares...............  (84)        --       --           --         --       --          --           --
                         ---------- ---------- ---------  ----------  --------- --------   ---------     --------  --------
     Total Distributions ..(213,983)  (125,559)  (23,658)    (20,453)    (9,464)  (3,830)     (7,017)     (22,752)  (20,485)
                         ---------- ---------- ---------  ----------  --------- --------   ---------     --------  --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares
       Issued             6,299,753  4,698,805 1,113,796     984,432    460,442  246,896     369,536     905,352    739,766
    Shares Issued in
      Connection
    with Crestar Merger ..       --  1,179,761        --          --         --       --          --          --         --
    Reinvestment of Cash
    Distributions             9,263      4,306        --          --         --       --          --       3,025      1,170
    Cost of Shares
      Redeemed ..        (6,901,000)(3,859,828) (999,548)   (790,815)  (485,600)(247,343)   (325,471)    (844,261) (714,135)
                         ---------- ---------- ---------  ----------  --------- --------   ---------     --------  --------
  Increase (Decrease) in
     Net Assets From
     Trust Share
     Transactions          (591,984) 2,023,044   114,248     193,617    (25,158)    (447)     44,065       64,116    26,801
                          --------- ---------- ---------  ----------  --------- --------   ---------     --------  --------
Investor Shares:
    Proceeds from Shares
      Issued              1,401,995  1,199,739   334,145     356,214     97,834    5,749      22,060      290,823   294,871
  Shares Issued in
     Connection with
      Crestar Merger ..          --    187,089        --          --         --       --          --          --         --
   Reinvestment of Cash
     Distributions           51,455     24,846     4,155       3,497        415      110         237        3,062     2,578
   Cost of Shares
     Redeemed ..         (1,058,926)  (905,401) (341,648)   (365,395)   (41,326)  (8,754)    (21,081)    (276,049) (294,755)
                          --------- ---------- ---------  ----------  --------- --------   ---------     --------  --------
  Increase (Decrease) in
     Net Assets From
     Investor Share
     Transactions           394,524    506,273    (3,348)     (5,684)    56,923   (2,895)      1,216       17,836     2,694
                          --------- ---------- ---------  ----------  --------- --------   ---------     --------  --------
Flex Shares:
   Proceeds from Shares Is    6,126         --        --          --         --       --          --          --         --
   Reinvestment of Cash
    Distributions                70         --        --          --         --       --          --          --         --
   Cost of Shares Redeemed ..(2,751)        --        --          --         --       --          --          --         --
                         ---------- ---------- ---------  ----------  --------- --------   ---------     --------  --------
 Increase in Net Assets
   From Flex Share
   Transactions               3,445         --        --          --         --       --          --          --         --
                         ---------- ---------- ---------  ----------  --------- --------   ---------     -------- ---------
  Increase (Decrease) in
    Net Assets From Share
    Transactions           (194,015) 2,529,317   110,900     187,933     31,765   (3,342)     45,281       81,952    29,495
                         ---------- ---------- ---------  ----------  --------- --------   ---------     --------  --------
    Total Increase
     (Decrease) in
      Net Assets........   (194,005  2,529,282   110,864     187,933     31,735   (3,364)     45,279       81,948    29,688
                         ---------- ---------- ---------  ----------  --------- --------   ---------     --------  --------
Net Assets:
  Beginning of Period ....4,821,332  2,292,050   770,494     582,561    276,386  279,750     234,471      465,931   436,243
                         ---------- ---------- ---------  ----------  --------- --------   ---------     --------  --------
  End of Period .........$4,627,327 $4,821,332 $ 881,358  $  770,494  $ 308,121 $276,386   $ 279,750     $547,879  $465,931
                         ========== ========== =========  ==========  ========= ========   =========     ========  ========




STI CLASSIC FUNDS FOR THE PERIODS ENDED MAY 31, AND NOVEMBER 30,



                                                                   U.S. TREASURY
                                                                   MONEY MARKET FUND
                                                         ------------------------------------
                                                         06/01/99-     12/01/98-   12/01/97-
                                                         05/31/00      05/31/99    11/30/98
                                                        ---------     ---------   ---------
Operations:
  Net Investment Income .                              $   36,846      $ 15,437    $ 29,481
  Net Realized Gain
    (Loss) on Investments                                      --            --          --
                                                       ----------      --------    --------
    Increase in Net
     Assets from
     Operations                                            36,846        15,437      29,481
                                                       ----------      --------    --------
    Trust Shares ........                                 (36,849)      (15,522)    (29,476)
    Investor Shares .....                                      --            --          --
    Flex Shares..........                                      --            --          --
                                                       ----------      ---------  ----------
     Total Distributions                                  (36,849)      (15,522)    (29,476)
                                                       ----------      ---------  ---------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares
       Issued                                           1,480,905       681,589   1,131,937
    Shares Issued in
      Connection
    with Crestar Merger .                                      --            --          --
    Reinvestment of Cash
    Distributions                                              23             1           4
    Cost of Shares
      Redeemed ..                                      (1,518,481)     (620,595) (1,064,404)
                                                       ----------     ---------  ----------
  Increase (Decrease) in
     Net Assets From
     Trust Share
     Transactions                                        (37,553)        60,995      67,537
                                                       ----------     ---------  ----------
Investor Shares:
    Proceeds from Shares
      Issued                                                   --            --          --
  Shares Issued in
     Connection with
      Crestar Merger ..                                        --            --          --
   Reinvestment of Cash
     Distributions                                             --            --          --
   Cost of Shares
     Redeemed ..                                               --            --          --
                                                       ----------     ---------  ----------
  Increase (Decrease) in
     Net Assets From
     Investor Share
     Transactions                                              --            --          --
                                                       ----------     ---------  ----------
Flex Shares:
   Proceeds from Shares I                                      --            --          --
   Reinvestment of Cash
    Distributions                                              --            --          --
   Cost of Shares Redeemde                                     --            --          --
                                                       ----------     ---------  ----------
 Increase in Net Assets
   From Flex Share
   Transactions                                                --            --          --
                                                       ----------     ---------  ----------
  Increase (Decrease) in
    Net Assets From Share
    Transactions                                          (37,553)       60,995      67,537
                                                       ----------     ---------  ----------
    Total Increase
     (Decrease) in
      Net Assets........                                  (37,556        60,910      67,542
                                                       ----------     ---------  ----------
Net Assets:
  Beginning of Period ...                                 760,833       699,923     632,381
                                                       ----------     ---------  ----------
  End of Period .........                              $  723,277     $ 760,833  $  699,923
                                                       ==========     =========  ==========

  Amounts designated as "--" are either $0 or round to $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------


                                                                                                                  U.S. GOVERNMENT
                                   PRIME QUALITY          TAX-EXEMPT                   TAX-FREE                      SECURITIES
                                MONEY MARKET FUND      MONEY MARKET FUND           MONEY MARKET FUND              MONEY MARKET FUND
                               -------------------   --------------------- ----------------------------------    -------------------
                                06/01/99  06/01/98-    06/01/99-   06/01/98-   06/01/99-  12/01/98   12/01/97-   06/01/99- 06/01/98
                                05/31/00   05/31/99    05/31/00    05/31/99    05/31/00   05/31/99   11/30/98    05/31/00  05/31/99
                                --------   --------    --------    ---------   --------   --------   ---------    --------  -------
(1) Shares Issued and Redeemed:
  Trust Shares:

    Shares Issued ............ 6,299,749  4,698,805   1,113,795      984,432     460,442   246,896     369,536   905,352    739,766
    Shares Issued in
      Connection with
      Crestar Merger ..               --  1,179,840          --           --          --        --          --        --         --
    Shares Issued in Lieu
      of Cash Distributions        9,263      4,306           --          --          --        --          --     3,024      1,170
    Shares Redeemed ..........(6,901,000)(3,859,828)   (999,547)    (790,815)   (485,599) (247,343)   (325,471) (844,261)  (714,135)
                              --------- -----------    --------     --------    --------  --------    --------  --------   --------
      Net Trust Share
         Transactions           (591,988) 2,023,123     114,248      193,617     (25,157)     (447)     44,065    64,115     26,801
                              --------- -----------    --------     --------    --------  --------    --------  --------   --------
  Investor Shares:
    Shares Issued ...........  1,401,995  1,199,740     334,146      356,214      97,834     5,749      22,060   290,823    294,871
    Shares Issued in
        Connection with
        Crestar Merger ..             --    187,089          --           --          --        --          --        --         --
    Shares Issued in Lieu
         of Cash Distributions    51,455     24,846       4,155        3,497         415       110         237     3,063      2,578
    Shares Redeemed ..........(1,058,894)  (905,433    (341,648)    (365,395)    (41,327)   (8,754)    (21,081) (276,049)  (294,755)
                              ---------- ----------    --------     --------    --------  --------    --------  --------   --------
      Net Investor Share
         Transactions            394,556    506,242      (3,347       (5,684)     56,922    (2,895)      1,216    17,837      2,694
                              ---------- ----------    --------     --------    --------  --------    --------  --------   --------
 Flex Shares
  Shares Issued...........         6,126         --          --           --          --        --          --        --         --
    Shares Issued in Lieu
    of Cash Distributions             71         --          --           --          --        --          --        --         --
    Shares Redeemed.........      (2,751)        --          --           --          --        --          --        --         --
                              ---------- ----------    --------     --------    --------  --------    --------  --------   --------
    Net Flex Share
      Transactions                 3,446         --          --           --          --        --          --        --         --
                              ---------- ----------    --------     --------    --------  --------    --------  --------   --------
    Net Change in Capital
         Shares                 (193,986) 2,529,365     110,901      187,933      31,765    (3,342)     45,281    81,952     29,495
                              ---------- ----------    --------     --------    --------  --------    --------  --------   --------



STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------

                                                     U.S. TRESAURY
                                                     MONEY MARKET FUND
                                             -------------------------------
                                              06/01/99-  12/01/98   12/01/97-
                                              05/31/00   05/31/99   11/30/98
                                             ----------  --------   ---------
(1) Shares Issued and Redeeme
  Trust Shares:
    Shares Issued ...........                1,480,906    681,589   1,131,937
    Shares Issued in
      Connection with
      Crestar Merger ..                              --        --          --
    Shares Issued in Lieu
      of Cash Distributions                          23         1           4
    Shares Redeemed .........                (1,518,481) (620,595) (1,064,404)
                                             ----------  --------   ----------
      Net Trust Share
         Transactions                          (37,552)    60,995      65,537
                                             ----------  --------   ---------
  Investor Shares:
    Shares Issued ...........                        --        --          --
    Shares Issued in
        Connection with
        Crestar Merger ..                            --        --          --
    Shares Issued in Lieu
         of Cash Distribution                        --        --          --
    Shares Redeemed .........                        --        --          --
                                             ----------  --------   ---------
      Net Investor Share
         Transactions                                --        --          --
                                             ----------  --------   ---------
 Flex Shares:
  Shares Issued...........                           --        --          --
    Shares Issued in Lieu
    of Cash Distributions                            --        --          --
    Shares Redeemed.........                         --        --          --
                                             ----------  --------   ---------
    Net Flex Share
      Transactions                                   --        --          --
                                             ----------  --------   ---------
    Net Change in Capital
         Shares                                 (37,552)   60,995      67,537
                                             ----------  --------   ---------

  Amounts designated as "--" are either $0 or round to $0.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC FUNDS FOR THE PERIODS ENDED MAY 31, (UNLESS OTHERWISE NOTED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                                             NET                                             NET ASSET
                             NET ASSET VALUE             INVESTMENT             DISTRIBUTIONS FROM           VALUE END
                           BEGINNING OF PERIOD             INCOME              NET INVESTMENT INCOME         OF PERIOD
                           -------------------           ----------            ---------------------         ---------
PRIME QUALITY MONEY MARKET FUND
Trust Shares
           2000                     $1.00                  $ 0.05                     $(0.05)                  $1.00
           1999                      1.00                    0.05                      (0.05)                   1.00
           1998                      1.00                    0.05                      (0.05)                   1.00
           1997                      1.00                    0.05                      (0.05)                   1.00
           1996                      1.00                    0.05                      (0.05)                   1.00
Investor Shares
           2000                     $1.00                  $ 0.05                     $(0.05)                  $1.00
           1999                      1.00                    0.05                      (0.05)                   1.00
           1998                      1.00                    0.05                      (0.05)                   1.00
           1997                      1.00                    0.05                      (0.05)                   1.00
           1996                      1.00                    0.05                      (0.05)                   1.00
Flex Shares
           2000 (A)                 $1.00                  $ 0.03                     $(0.03)                  $1.00
TAX-EXEMPT MONEY MARKET FUND
Trust Shares
           2000                     $1.00                  $ 0.03                     $(0.03)                  $1.00
           1999                      1.00                    0.03                      (0.03)                   1.00
           1998                      1.00                    0.03                      (0.03)                   1.00
           1997                      1.00                    0.03                      (0.03)                   1.00
           1996                      1.00                    0.03                      (0.03)                   1.00
Investor Shares
           2000                     $1.00                  $ 0.03                     $(0.03)                  $1.00
           1999                      1.00                    0.03                      (0.03)                   1.00
           1998                      1.00                    0.03                      (0.03)                   1.00
           1997                      1.00                    0.03                      (0.03)                   1.00
           1996                      1.00                    0.03                      (0.03)                   1.00
TAX-FREE MONEY MARKET FUND (B)
Trust Shares
           2000                     $1.00                  $ 0.03                     $(0.03)                  $1.00
           1999**                    1.00                    0.01                      (0.01)                   1.00
           For the Year Ended November 30:
           1998                      1.00                    0.03                      (0.03)                   1.00
           1997                      1.00                    0.03                      (0.03)                   1.00
           1996                      1.00                    0.03                      (0.03)                   1.00
           1995                      1.00                    0.03                      (0.03)                   1.00
Investor Shares
           2000                     $1.00                  $ 0.03                     $(0.03)                  $1.00
           1999**                    1.00                    0.01                      (0.01)                   1.00
           For the Year Ended November 30:
           1998                      1.00                    0.03                      (0.03)                   1.00
           1997                      1.00                    0.03                      (0.03)                   1.00
           1996                      1.00                    0.03                      (0.03)                   1.00
           1995                      1.00                    0.03                      (0.03)                   1.00

(DAGGER)Total return is for the period indicated and has not been annualized.

  * Annualized
 ** For the period December 1, 1998 to May 31, 1999. All ratios for the period have been annualized. (A) Commenced operations on October 4, 1999.
(B) On May 24, 1999, the CrestFund Tax-Free Money Fund exchanged all of its assets and certain liabilities for shares of the Tax-Free Money Market Fund.
    The CrestFund Tax-Free Money Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       RATIO OF
                                                                                               RATIO OF             NET INVESTMENT
                                                                      RATIO OF               EXPENSES TO              INCOME TO
                   NET ASSETS              RATIO OF               NET INVESTMENT         AVERAGE NET ASSETS      AVERAGE NET ASSETS
        TOTAL         END OF             EXPENSES TO                  INCOME TO          (EXCLUDING WAIVERS      (EXCLUDING WAIVERS
       RETURN      PERIOD (000)        AVERAGE NET ASSETS        AVERAGE NET ASSETS      AND REIMBURSEMENTS)     AND REIMBURSEMENTS)
      --------     -----------        -------------------        ------------------      -------------------     -------------------
        5.20%      $3,311,229                0.60%                    5.06%                    0.75%                    4.91%
        4.83        3,903,232                0.60                     4.69                     0.77                     4.52
        5.22        1,880,229                0.59                     5.10                     0.77                     4.92
        5.01        1,086,555                0.58                     4.90                     0.76                     4.72
        5.25        1,050,800                0.58                     5.11                     0.78                     4.91

        5.02%      $1,312,653                0.77%                    4.94%                    0.95%                    4.76%
        4.66          918,100                0.77                     4.52                     0.97                     4.32
        5.04          411,821                0.76                     4.93                     0.98                     4.71
        4.84          283,544                0.75                     4.74                     0.97                     4.52
        5.08          215,696                0.75                     4.94                     1.00                     4.69

        2.93%      $    3,445                1.50%*                   4.46%*                   1.99%*                   3.97%*


        3.19%      $  755,858                0.52%                    3.16%                    0.66%                    3.02%
        2.81          641,640                0.52                     2.75                     0.66                     2.61
        3.21          448,023                0.51                     3.14                     0.67                     2.98
        3.09          333,006                0.50                     3.04                     0.66                     2.88
        3.28          273,613                0.50                     3.23                     0.68                     3.05

        3.07%      $  125,500                0.64%                    3.01%                    0.82%                    2.83%
        2.69          128,854                0.64                     2.66                     0.82                     2.48
        3.09          134,538                0.62                     3.04                     0.83                     2.83
        2.97          102,013                0.62                     2.92                     0.83                     2.71
        3.16           95,223                0.62                     3.10                     0.85                     2.87


        3.23%      $  245,243                0.51%                    3.19%                    0.51%                    3.19%
        1.27          270,431                0.67                     2.51                     0.82                     2.36

        2.97          270,899                0.66                     2.92                     0.81                     2.77
        3.06          226,837                0.66                     3.02                     0.81                     2.87
        3.14          182,320                0.66                     2.88                     0.81                     2.73
        3.26          202,333                0.66                     3.19                     0.81                     3.04

        3.07%      $   62,878                0.67%                    3.17%                    0.73%                    3.11%
        1.27            5,955                0.67                     2.52                     1.06                     2.13

        2.96            8,851                0.67                     2.92                     1.07                     2.52
        3.05            7,634                0.68                     3.42                     1.08                     3.02
        3.13            2,994                0.67                     2.86                     1.07                     2.46
        3.25            1,627                0.67                     3.16                     1.07                     2.76


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS (concluded)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC FUNDS FOR THE PERIODS ENDED MAY 31, (UNLESS OTHERWISE NOTED) FOR A
SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                           NET                                                NET ASSET
                         NET ASSET VALUE               INVESTMENT              DISTRIBUTIONS FROM             VALUE END
                       BEGINNING OF PERIOD               INCOME               NET INVESTMENT INCOME           OF PERIOD
                       -------------------             ----------             ---------------------           ---------
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
Trust Shares
           2000                $1.00                      $ 0.05                      $(0.05)                     $1.00
           1999                 1.00                        0.04                       (0.04)                      1.00
           1998                 1.00                        0.05                       (0.05)                      1.00
           1997                 1.00                        0.05                       (0.05)                      1.00
           1996                 1.00                        0.05                       (0.05)                      1.00
Investor Shares
           2000                $1.00                      $ 0.05                      $(0.05)                     $1.00
           1999                 1.00                        0.04                       (0.04)                      1.00
           1998                 1.00                        0.05                       (0.05)                      1.00
           1997                 1.00                        0.05                       (0.05)                      1.00
           1996                 1.00                        0.05                       (0.05)                      1.00
U.S. TREASURY MONEY MARKET FUND (A)
Trust Shares

           2000                $1.00                      $ 0.05                      $(0.05)                     $1.00
           1999*                1.00                        0.02                       (0.02)                      1.00
           For the Year Ended November 30:
           1998                 1.00                        0.05                       (0.05)                      1.00
           1997                 1.00                        0.05                       (0.05)                      1.00
           1996                 1.00                        0.05                       (0.05)                      1.00
           1995                 1.00                        0.05                       (0.05)                      1.00

 *      For the period December 1, 1998 to May 31, 1999. All ratios for the period have been annualized.
(DAGGER)Total return is for the period indicated and has not been annualized.
 (A)    On May 24, 1999, the Crestar Tax-Free Money Fund exchanged all of its assets and certain liabilities for shares of the U.S. Treasury Money Market Fund. The Crestar U.S. Treasury
        Money Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to
        May 24, 1999 have been carried forward in these financial highlights.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       RATIO OF
                                                                                               RATIO OF             NET INVESTMENT
                                                                      RATIO OF               EXPENSES TO              INCOME TO
                   NET ASSETS              RATIO OF               NET INVESTMENT         AVERAGE NET ASSETS      AVERAGE NET ASSETS
        TOTAL         END OF             EXPENSES TO                  INCOME TO          (EXCLUDING WAIVERS      (EXCLUDING WAIVERS
       RETURN      PERIOD (000)        AVERAGE NET ASSETS        AVERAGE NET ASSETS      AND REIMBURSEMENTS)     AND REIMBURSEMENTS)
      --------     -----------        -------------------        ------------------      -------------------     -------------------
       4.86%        $ 468,568              0.63%                      4.80%                    0.74%                    4.69%
       4.57           404,459              0.63                       4.47                     0.76                     4.34
       5.04           377,490              0.62                       4.92                     0.78                     4.76
       4.83           344,350              0.61                       4.73                     0.76                     4.58
       5.14           325,493              0.61                       5.02                     0.78                     4.85

       4.71%        $  79,311              0.77%                      4.62%                    0.93%                    4.46%
       4.41            61,472              0.77                       4.32                     0.98                     4.11
       4.90            58,753              0.76                       4.79                     0.96                     4.59
       4.69            63,178              0.75                       4.59                     0.96                     4.38
       4.99            58,608              0.75                       4.88                     0.99                     4.64


       4.81%        $ 723,277              0.63%                      4.71%                    0.74%                    4.60%
       2.08           760,833              0.68                       4.10                     0.83                     3.95

       4.89           699,923              0.66                       4.77                     0.81                     4.62
       4.91           632,381              0.65                       4.82                     0.80                     4.67
       4.80           389,051              0.66                       4.69                     0.81                     4.54
       5.29           370,454              0.66                       5.16                     0.81                     5.01


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STI CLASSIC FUNDS  MAY 31, 2000

1. Organization:

The STI Classic Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty-five funds as of May 31, 2000: the Balanced Fund, the Capital Appreciation Fund (formerly Capital Growth Fund), the Core Equity Fund, the E-Commerce Opportunity Fund, the Growth and Income Fund, the International Equity Fund, the International Equity Index Fund, the Life Vision Moderate Growth Fund (formerly Life Vision Balanced Portfolio), the Life Vision Growth and Income Fund (formerly Life Vision Growth and Income Portfolio), the Life Vision Aggressive Growth Fund (formerly Life Vision Maximum Growth Portfolio), the Mid-Cap Equity Fund, the Small Cap Value Equity Fund (formerly Small Cap Equity Fund), the Small Cap Growth Stock Fund, the Tax Sensitive Growth Stock Fund, the Value Income Stock Fund, (collectively the "Equity Funds"), the Florida Tax-Exempt Bond Fund, the Georgia Tax-Exempt Bond Fund, the High Income Fund, the Investment Grade Bond Fund, the Investment Grade Tax-Exempt Bond Fund, the Limited-Term Federal Mortgage Securities Fund, the Maryland Municipal Bond Fund, the Short-Term Bond Fund, the Short-Term U.S. Treasury Securities Fund, the U.S. Government Securities Fund, the Virginia Intermediate Municipal Bond Fund, the Virginia Municipal Bond Fund, (collectively the "Fixed Income Funds"), the Prime Quality Money Market Fund, the Tax-Exempt Money Market Fund, the Tax-Free Money Market Fund, the U.S. Government Securities Money Market Fund, the U.S. Treasury Money Market Fund (collectively the "Retail Money Market Funds" or the "Funds"), the Classic Institutional Cash Management Money Market Fund, the Classic Institutional U.S. Government Securities Money Market Fund and the Classic Institutional U.S. Treasury Securities Money Market Fund, (collectively the "Institutional Money Market Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. Each Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The financial statements presented herein are those of the Retail Money Market Funds. The financial statements of the Equity Funds, the Fixed Income Funds and the Institutional Money Market Funds are not presented herein, but are presented separately.

Effective May 1999, the Board of Trustees of the STI Classic Funds and Board of Directors of the CrestFunds Inc. ("CrestFunds") approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the transfer of all assets and certain stated liabilities of the CrestFunds in exchange for the issuance of shares in the Trust in a tax-free reorganization (see Note 7).

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Trust:

     BASIS OF PRESENTATION OF STATEMENTS -- As more fully described in Note 7, the STI Classic Funds acquired certain CrestFunds in a tax-free business combination. While each Fund now exists as a STI Classic Fund, two of the surviving funds for accounting purposes are CrestFunds. In accordance with generally accepted accounting principles, the financial statements presented herein represent those of accounting survivors. Accordingly, the Statements of Changes in Net Assets and Financial Highlights presented for the periods prior to and ending on May 31, 1999 reflect activity beginning on the first day of the accounting survivor's fiscal year.

--------------------------------------------------------------------------------

     SECURITY VALUATION -- Investment securities held by the Funds are stated at amortized cost, which approximates market value.

     FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized ratably to maturity and are included in interest income.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated each business day, by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding.

     OTHER -- Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets. Fund expenses are pro-rated to the respective classes on the basis of relative net assets.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income of each of the Funds are declared on each business day and paid to shareholders on a monthly basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

     RECLASSIFICATION OF COMPONENTS OF NET ASSETS -- The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses and the classification of short-term capital gains and ordinary income for tax purposes have been reclassified to/from the following accounts:

                                    ACCUMULATED    UNDISTRIBUTED
                                     REALIZED     NET INVESTMENT
                                    GAIN (LOSS)    INCOME (LOSS)
                                       (000)           (000)
                                    ------------   --------------
     U.S. Government Securities
       Money Market Fund .........     (191)            191

     This reclassification has no effect on net assets or net asset values per share.

--------------------------------------------------------------------------------
STI  CLASSIC FUNDS MAY 31, 2000

     USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator"), and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Fund has entered into an agreement with the Distributor to manage the investments of repurchase agreements for the Funds. For its services the Distributor received $1,846,277 for the year ended May 31, 2000.

The Trust and the Distributor are parties to a Distribution Agreement dated November 21, 1995. The Distributor does not receive any fees for its distribution services provided under this agreement.

4. Administration and Transfer Agency Servicing Agreements:

The Trust and the Administrator are parties to an Administration Agreement dated May 29, 1995, as amended November 19, 1997 and March 1, 1999, under which the Administrator provides administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: .12% up to $1 billion, .09% on the next $4 billion, .07% on the next $3 billion, .065% on the next $2 billion and .06% for over $10 billion.

Prior to May 1999, administrative and accounting services were provided to the CrestFunds by SEI Investments Mutual Funds Services who was entitled to receive a fee at an annual rate of .15% of the average daily net assets of the CrestFunds.

The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated May 14, 1994 under which Federated Services Company provides transfer agency services to the Trust.

5. Investment Advisory and Custodian Agreements:

The Trust and Trusco Capital Management, Inc. (the "Investment Adviser"), a subsidiary of SunTrust Bank, have entered into an advisory agreement dated July 15, 1993. Under terms of the agreements, the Funds are charged the following annual fees based upon average daily net assets:

                                MAXIMUM                    MAXIMUM
          MAXIMUM     TRUST    INVESTOR        INVESTOR     FLEX         FLEX
           ANNUAL     SHARE      SHARE          SHARE       SHARE       SHARE
          ADVISORY   MAXIMUM   DISTRIBUTION    MAXIMUM   DISTRIBUTION  MAXIMUM
            FEE       EXPENSE     FEE          EXPENSE       FEE       EXPENSE
          --------   --------  ------------   ---------- ------------  -------
Prime
   Quality
   Money
   Market
   Fund     .65%       .60%       .20%           .77%        .75%       1.50%
Tax-Exempt
   Money
   Market
   Fund     .55        .52        .15            .64          --         --
Tax-Free
   Money
   Market
   Fund     .40        .51        .40            .67          --         --
U.S. Government
   Securities
   Money
   Market
   Fund     .65        .63        .17            .77          --         --
U.S. Treasury
   Money
   Market
   Fund     .65        .63         --             --          --         --

--------------------------------------------------------------------------------

The Investment Adviser has voluntarily agreed to waive all or a portion of their fees (and to reimburse Funds' expenses) in order to limit operating expenses to an amount as outlined in the table above. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

Prior to May 1999, Crestar Asset Management Company ("CAMCO") provided investment advisory services to the CrestFunds. CAMCO was paid for advisory services to each CrestFund money market fund at an annual rate of .40% of each CrestFund money market fund's average daily net assets for the first $500 million of net assets, .35% of each Fund's average daily net assets on the next $500 million of net assets, .30% of each money market fund's average daily net assets on all remaining net assets.

SunTrust Bank, Atlanta, acts as custodian for the Funds. Fees of the Custodian are paid on the basis of the net assets of the Funds. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

6. Investment Transactions:

Subsequent to October 31, 1999, the Funds recognized net capital losses for tax purposes that have been deferred to 2000 and can be used to offset future capital gains after May 31, 2000. The Funds had capital loss carryforwards at May 31, 2000 as follows:

                                                                                                              POST 10/31
                              CARRYOVER   EXPIRES    EXPIRES     EXPIRES    EXPIRES    EXPIRES     EXPIRES     DEFERRED
                              05/31/00     2003       2004        2005       2006       2007        2008         LOSS
                                (000)      (000)      (000)       (000)      (000)      (000)       (000)        (000)
                             ----------  --------   --------    --------   --------    --------   --------    ----------
Prime Quality Money
  Market Fund                   $367       $110        $14       $223         $--         $--        $20         $15
Tax-Exempt Money
  Market Fund                     32         --          4         --          --          --         28           3
Tax-Free Money
  Market Fund                     --         --         --         --          --          --         --          20
U.S. Government Securities
  Money Market Fund               --         --         --         --          --          --         --          27

NOTES TO FINANCIAL STATEMENTS  (concluded)
--------------------------------------------------------------------------------
STI CLASSIC FUNDS  MAY 31, 2000

7. CrestFunds Merger:

The Board of Directors and shareholders of the CrestFunds approved a reorganization of the CrestFunds into the STI Classic Funds which took place during May 1999.

The following table summarizes certain relevant information of the Funds prior to and immediately after the business combination in May 1999 and is unaudited:


                               SHARES
                             OUTSTANDING                                       SHARES ISSUED      NET ASSETS         NAV
                              ON MERGER                                         IN BUSINESS          AFTER           PER
             CRESTFUND           DATE               STICLASSIC FUND             COMBINATION       COMBINATION       SHARE
           ------------      -----------           ---------------              ------------      -----------       -----
Cash Reserve                                  Prime Quality Money Market (2)
   Trust Shares               1,179,840,320      Trust Shares                   1,179,992,513    $3,898,000,842     $1.00
   Investor Class A             187,019,982      Investor Shares                  187,134,402       897,327,829      1.00
   Investor Class B (1)              68,609      Flex Shares                              n/a               n/a       n/a
U.S. Treasury Money Fund (2)                   U.S. Treasury Money Market
   Trust Shares                 278,919,943      Trust Shares                     278,919,943       278,898,164      1.00
   Investor Class A               5,967,857      Investor Shares                    5,967,857         5,968,442      1.00

Tax Free Money Fund (2)                        Tax-Free Money Market
   Trust Shares                 732,825,211      Trust Shares                     732,825,211       732,779,926      1.00

(1) Investor Class B Shares of the CrestFunds Cash Reserve Fund were exchanged for Investor Shares of the STI Classic Prime Quality Money Market Fund.

(2) Represents the accounting survivor in this business combination.


8. Concentration of Credit Risk:

The Prime Quality Money Market Fund invests primarily in high quality money market instruments rated in the highest short-term rating category by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Services, Inc. (Moody's) or, if not rated, are determined by the Investment Adviser to be of comparable quality. The Tax-Exempt Money Market and Tax-Free Money Market Funds invest in high quality, U.S. dollar denominated municipal securities rated in one of the two highest short-term rating categories or, if not rated, are determined by the Investment Adviser to be of comparable quality. The U.S. Government Securities Money Market and U.S. Treasury Money Market Funds invest exclusively in U.S. Treasury obligations, U.S. Government subsidiary corporation securities which are backed by the full faith and credit of the U.S. Government and repurchase agreements with approved dealers collateralized by U.S. Treasury securities and U.S. Government subsidiary corporation securities.

9. Subsequent Events:

Effective June 30, 2000, SunTrustBanks, Inc. reorganized all of the investment management functions of its three institutional money management units, including SunTrust Bank, into Trusco Capital Management, Inc.

On May 16, 2000, the Board of Trustees of the STI Classic Funds approved the name change of the Tax-Free Money Market Fund to the Virginia Tax-Free Money Market Fund.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
STI CLASSIC FUNDS  MAY 31, 2000

To the Shareholders and Board of Trustees of STI Classic Funds:

We have audited the accompanying statements of net assets of the Prime Quality Money Market, Tax-Exempt Money Market, Tax-Free Money Market, U.S. Government Securities Money Market, and U.S. Treasury Money Market Funds of STI Classic Funds (the "Trust") as of May 31, 2000, and the related statements of operations, changes in net assets, and financial highlights for the periods presented, excluding the periods indicated below. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes for the year ended November 30, 1998 and financial highlights for the periods presented prior to May 31, 1999, for the Tax-Free Money Market and U.S. Treasury Money Market Funds, were audited by other auditors whose report, dated January 15, 1999, expressed an unqualified opinion on this information.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and the application of alternative auditing procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us present fairly, in all material respects, the financial position of the Prime Quality Money Market, Tax-Exempt Money Market, Tax-Free Money Market, U.S. Government Securities Money Market, and U.S. Treasury Money Market Funds, of STI Classic Funds as of May 31, 2000, the results of their operations, changes in their net assets, and financial highlights for each of the periods described in the first paragraph above, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
July 18, 2000

NOTICE TO SHAREHOLDERS
--------------------------------------------------------------------------------
STI CLASSIC FUNDS MAY 31, 2000                                         UNAUDITED

For shareholders that do not have a May 31, 2000 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2000, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended May 31, 2000, each portfolio is designating the following items with regard to distributions paid during the year:

                                             LONG TERM
                                             (20% RATE)        ORDINARY
                                            CAPITAL GAIN        INCOME        TAX-EXEMPT        TOTAL         QUALIFYING
      FUND                                  DISTRIBUTION     DISTRIBUTIONS     INTEREST     DISTRIBUTIONS    DIVIDENDS (1)
  ----------------                          ------------     -------------    ----------    -------------    -------------
Prime Quality Money Market Fund                 0.00%          100.00%           0.00%         100.00%          0.00%
Tax-Exempt Money Market Fund                    0.00%            0.04%          99.96%         100.00%          0.00%
Tax Free Fund                                   0.00%            0.00%         100.00%         100.00%          0.00%
U.S. Government Securities
   Money Market Fund                            0.00%          100.00%           0.00%         100.00%          0.00%
U.S. Treasury Money Market Fund                 0.00%          100.00%           0.00%         100.00%          0.00%


-----------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

                                    INVESTMENT ADVISER
                              Trusco Capital Management, Inc.

               STI Classic Funds are not deposits, are not insured or guaranteed by the FDIC or any other government agency, and are not endorsed by and do not constitute obligations of SunTrust Banks, Inc. or any other of its affiliates. Investment in the Funds involves risk, including the possible loss of principal. There is no guarantee that any STI Classic Fund will achieve its investment objective. The STI Classic Funds are advised by affiliates of SunTrust Banks, Inc.

                                          DISTRIBUTOR
                                SEI Investments Distribution Co.

                      This information must be preceded or accompanied by
                         a current prospectus for each Fund described.

                                STI CLASSIC FUNDS

             CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND
       CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
        CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND

                              INSTITUTIONAL SHARES


                               INVESTMENT ADVISER:
                         TRUSCO CAPITAL MANAGEMENT, INC.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of the Classic Institutional Money Market Funds of the STI Classic Funds (the "Trust") and should be read in conjunction with the prospectus dated October 1, 2000 for the Institutional Shares of the Trust's Classic Institutional Cash Management, Classic Institutional U.S. Government Securities, and Classic Institutional U.S. Treasury Securities Money Market Funds and the prospectus dated October 1, 2000 for the Corporate Trust Shares of the Classic Institutional U.S. Treasury Securities Money Market Fund. The prospectus may be obtained from the Trust's distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456.


                                TABLE OF CONTENTS

                                                                           PAGE

THE TRUST...................................................................B-2
ADDITIONAL INFORMATION ABOUT EACH FUND......................................B-2
DESCRIPTION OF PERMITTED INVESTMENTS........................................B-3
INVESTMENT POLICIES........................................................B-12
PROPOSED FUNDAMENTAL INVESTMENT POLICIES...................................B-14
INVESTMENT ADVISER.........................................................B-15
THE ADMINISTRATOR..........................................................B-16
THE DISTRIBUTOR............................................................B-17
THE TRANSFER AGENT.........................................................B-17
THE CUSTODIAN..............................................................B-17
CODES OF ETHICS............................................................B-17
INDEPENDENT PUBLIC ACCOUNTANTS.............................................B-17
LEGAL COUNSEL..............................................................B-18
TRUSTEES AND OFFICERS OF THE TRUST.........................................B-18
PERFORMANCE INFORMATION....................................................B-20
COMPUTATION OF YIELD.......................................................B-21
CALCULATION OF TOTAL RETURN................................................B-21
ADVERTISING................................................................B-22
PURCHASING SHARES..........................................................B-22
REDEEMING SHARES...........................................................B-22
DETERMINATION OF NET ASSET VALUE...........................................B-23
TAXES......................................................................B-23
FUND TRANSACTIONS..........................................................B-24
TRADING PRACTICES AND BROKERAGE............................................B-25
DESCRIPTION OF SHARES......................................................B-27
SHAREHOLDER LIABILITY......................................................B-27
LIMITATION OF TRUSTEES' LIABILITY..........................................B-28
5% AND 25% SHAREHOLDERS....................................................B-28
EXPERTS....................................................................B-29
APPENDIX....................................................................A-1
FINANCIAL STATEMENTS........................................................F-1

THE TRUST


STI Classic Funds (the "Trust") is a diversified, open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate series ("Funds") of units of beneficial interest ("shares") and different classes of shares of each Fund. Each share of each Fund represents an equal proportionate interest in that portfolio. See "Description of Shares." This Statement of Additional Information relates to shares of the Classic Institutional U.S. Treasury Money Market Fund which are offered through two separate classes (Institutional Shares and Corporate Trust Shares) and shares of the Classic Institutional Cash Management Money Market Fund and the Classic Institutional U.S. Government Securities Money Market Fund which are offered through a single class (Institutional Shares).


ADDITIONAL INFORMATION ABOUT EACH FUND

Each Classic Institutional Money Market Fund (each a "Fund," collectively, the "Funds") intends to comply with federal regulations applicable to money market funds using the amortized cost method for calculating net asset value, which require each Fund to invest only in U.S. dollar denominated obligations, to maintain an average maturity on a dollar-weighted basis of 90 days or less and to acquire eligible securities that present minimal credit risk and have a maturity of 397 days or less. The Classic Institutional U.S. Treasury Securities Money Market Fund seeks to manage its investments in a manner consistent with the criteria for obtaining an Aaa rating by Moody's Investors Service ("Moody's") and/or an AAA rating by Standard & Poor's Corporation ("S&P"). These requirements will also limit the Classic Institutional U.S. Treasury Securities Money Market Fund's ability to generate high current income. For a further discussion of these rules, see "Description of Permitted Investments."

CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND

The Classic Institutional Cash Management Money Market Fund will invest in money market instruments denominated in U.S. dollars consisting of: (i) U.S. Treasury obligations; (ii) receipts; (iii) obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government;
(iv) commercial paper issued by domestic and foreign issuers rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations (an "NRSRO") (as described in the "Appendix") or, if not rated, determined by the Adviser to be of comparable quality; (v) high quality obligations (including certificates of deposit, time deposits, bankers' acceptances, Eurodollar and Yankee bank obligations) of U.S. commercial banks (including foreign branches of such banks), and U.S. and London branches of foreign banks or savings and loan and thrift institutions that are members of the Federal Reserve System, the Federal Deposit Insurance Corporation, or savings and loan associations; (vi) high quality short-term corporate obligations issued by companies with commercial paper meeting the ratings indicated in (iv) above, or, if not rated, determined by the Adviser to be of comparable quality; (vii) repurchase agreements involving such obligations;
(viii) high quality obligations of supranational entities satisfying the credit ratings described in (iv) above, or, if not rated, determined by the Adviser to be of comparable quality; (ix) high quality medium term notes; (x) municipal securities; (xi) mortgage-backed securities; and (xii) asset-backed securities. The Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks. The Fund may purchase securities subject to standby commitments. The Fund may also purchase restricted securities. As a money market fund, the Fund is subject to limitations on the percentage of its assets that may be invested in any one issuer and on the percentage that may be invested in securities carrying the second highest rating assigned by the requisite NRSROs.

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

The Classic Institutional U.S. Government Securities Money Market Fund will invest solely in (i) U.S. Treasury obligations; (ii) obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government; (iii) repurchase agreements involving and of the foregoing obligations; and (iv) shares of registered money market funds that invest in the foregoing.

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND

The Classic U.S. Treasury Securities Money Market Fund will invest exclusively in U.S. Treasury obligations and any repurchase agreements with dealers will be selected pursuant to guidelines adopted by the Trust's Board of Trustees and collateralized by U.S. Treasury obligations.


The Fund, however, seeks to invest exclusively in securities that would qualify to be rated in the highest ratings category of an NRSRO, such as S&P or Moody's. As a result, the Fund's ability to maintain an average dollar-weighted portfolio maturity to the maximum extent permitted by Rule 2a-7 under the Investment Company Act of 1940 (the "1940") will be limited, and the Fund's performance may be affected adversely.


DESCRIPTION OF PERMITTED INVESTMENTS


ASSET-BACKED SECURITIES

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay-down characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There is also the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail pre-payment risk, which may vary depending on the type of asset, but is generally less than the pre-payment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.


BANK INVESTMENT CONTRACTS ("BICs")

BICs are contracts issued by U.S. banks and savings and loans institutions. Pursuant to such contracts, the Institutional Cash Management Money Market Fund makes cash contributions to a deposit fund of the general account of the bank or savings and loan institution. The bank or savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A BIC provides that this guaranteed interest will not be less than a certain minimum rate. A BIC is a general obligation of the issuing bank or savings and loan institution and not a separate account. The purchase price paid for a BIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

BICs are generally not assignable or transferable without the permission of the issuing bank or savings and loan institution. For this reason, an active secondary market in BICs currently does not exist. Therefore, BICs are considered to be illiquid investments. The Fund may invest up to an aggregate amount of 5% of its total assets in BICs.

BANKERS' ACCEPTANCES

Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT

Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior the maturity. Certificates of deposit with penalties for early withdrawal will be considered liquid.

COMMERCIAL PAPER

Commercial  paper is a term used to  describe  unsecured  short-term  promissory
notes  issued  by  banks,  municipalities,   corporations  and  other  entities.
Maturities on these issues vary from a few to 270 days.

FOREIGN SECURITIES

Foreign securities may include U.S. dollar denominated obligations or securities of foreign issuers. Possible investments include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, Europaper and foreign securities. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.


In making investment decisions for the Fund, the Adviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Adviser cannot assure that the Fund will not suffer losses resulting from investing in foreign countries.

Holding Fund assets in foreign countries through specific foreign custodians presents additional risks, including but not limited to the risks that a particular foreign custodian or depository will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets.

GUARANTEED INVESTMENT CONTRACTS ("GICs")

GICs are contracts issued by U.S. insurance companies. Pursuant to such contracts, the Institutional Cash Management Money Market Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A GIC provides that this guaranteed interest will not be less than a certain minimum rate. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are generally considered to be illiquid investments. However, the Fund will treat GICs with seven-day unconditional demand features as liquid investments.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on a Fund's books. Rule 144A securities and Section 4(2) commercial paper that meet the criteria established by the Board of Trustees of the Trust may be considered liquid. See "Restricted Securities".

INVESTMENT COMPANY SHARES

Investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund's purchase of such investment company securities results in the layering of expenses, such that Shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

MEDIUM NOTES

Medium term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.


MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and floating mortgages.

GOVERNMENT PASS-THROUGH SECURITIES

These are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae, and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae, and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, FHLMC has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold
PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Obligations of GNMA are backed by the full faith and credit of the U.S. government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early pre-payments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since pre-payment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing pre-payments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the pre-payment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the pre-payment feature. In addition, these pre-payments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

PRIVATE PASS-THROUGH SECURITIES

Private pass-through securities are mortgage-backed securities issued by a non-governmental agency, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

CMOs

CMOs  are  securities  collateralized  by  mortgages,   mortgage  pass-throughs,
mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled pre-payments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody's.

Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. government.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the Principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.

The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, pre-payment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

DETERMINING MATURITIES OF MORTGAGE-BACKED SECURITIES

Due to pre-payments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Adviser believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment for a Fund, it will be deemed to have a remaining maturity equal to its average life as estimated by the Adviser. An average life estimate is a function of an assumption regarding anticipated pre-payment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average life as estimated by the Adviser will be the actual average life.


MUNICIPAL SECURITIES

The Institutional Cash Management Money Market Fund may invest in municipal securities. The two principal classifications of municipal securities are "general obligation" and "revenue" issues. General obligation issues are issues involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues, although the characteristics and method of enforcement of general obligation issues may vary according to the law applicable to the particular issue. Revenue issues are payable only from the revenues derived from a particular facility or class of facilities or other specific revenue source. A Fund may also invest in "moral obligation" issues, which are normally issued by special purpose authorities. Moral obligation issues are not backed by the full faith and credit of the state and are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Certain private activity bonds that are issued by or on behalf of public authorities to finance various privately-owned or operated facilities are included within the term "Municipal Securities." Private activity bonds are generally revenue bonds, the credit and quality of which are directly related to the credit of the private user of the facilities.

Municipal securities may also include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, certificates of indebtedness, demand notes, tax-exempt commercial paper, construction loan notes and other forms of short-term, tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. Project notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its project notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will send the issuer an amount equal to the principal of and interest on the project notes.

The quality of municipal securities, both within a particular classification and between classifications, will vary, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entity whose financial resources are supporting the securities), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality. Municipal securities with the same maturity, interest rate and rating(s) may have different yields, while municipal securities of the same maturity and interest rate with different rating(s) may have the same yield.

An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

MUNICIPAL NOTE RATINGS: Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 and VMIG-2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

         - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rate symbols are as follows:

SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2.  Satisfactory capacity to pay principal and interest.

OTHER INVESTMENTS


The Funds are not prohibited from investing in obligations of banks that are clients of SEI Investments Company ("SEI Investments"), the parent company of the Trust's administrator and the distributor. The purchase of shares of a Fund by such banks or by their customers will not be a consideration in determining which bank obligations a Fund may purchase. However, the Funds will not purchase obligations issued by the Adviser.


RECEIPTS

Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, receipts may be subject to greater price volatility than interest paying U.S. Treasury obligations. See also "Taxes."


REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. Repurchase agreements are agreements by which a person (E.G., a Fund) obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer as recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed-upon price (including principal and interest) on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.


 RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS

Investments by a money market fund are subject to limitations imposed under regulations adopted by the U.S. Securities and Exchange Commission. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and securities that have a short-term rating. In the case of taxable money market funds, investments in second tier securities are subject to the further constrains in that (i) no more than 5% of a Fund's assets may be invested in second tier securities and (ii) any investment in the securities of any one such issuer is limited to the greater of 1% of the Fund's total assets or $1 million. A taxable money market fund may also hold more than 5% of its assets in first tier secretes of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday). In the event that the security owned by a Fund is downgraded below the stated rating categories, the Adviser will review and take appropriate action with regard to the security.

RESTRICTED SECURITIES

Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") absent an exemption from registration. The Funds may invest in restricted securities, and each Fund may invest up to 10% of its net assets in illiquid securities, subject to each Fund's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the

Fund's Adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

SECURITIES LENDING

The Funds may lend securities pursuant to agreements which require that the loans be continuously secured by collateral at all times equal to 100% of the market value of the loaned securities which consists of cash, securities of the U.S. government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Funds may use the Distributor or a broker-dealer affiliate of the Adviser as a broker in these transactions.

STANDBY COMMITMENTS AND PUTS

The Institutional Cash Management Money Market Fund may purchase securities at a price which would result in a yield-to-maturity lower than that generally offered by the seller at the time of purchase when it can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Institutional Cash Management Money Market Fund would limit its put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of its total assets of such Fund calculated immediately after any such put is acquired.

STRIPS

Each Fund may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury securities traded through the Federal Book-Entry System. The Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate each Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 under the Investment Company Act of 1940, as amended, the Adviser will only purchase STRIPS for the Funds that have a remaining maturity of 397 days or less; therefore, the Funds currently may only purchase interest component parts of U.S. Treasury securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing Shareholders' redemption rights and of deviations in the value of shares of the Funds.

SUPRANATIONAL AGENCY OBLIGATIONS

The Institutional Cash Management Money Market Fund may purchase obligations of supranational agencies. Currently the Fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

TAXABLE MUNICIPAL SECURITIES

The Institutional Cash Management Money Market Fund may invest in taxable municipal securities. Taxable municipal securities are municipal securities the interest on which is not exempt from federal income tax. Taxable municipal securities include "private activity bond" that are issued by or on behalf of states or political subdivisions thereof to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking lots, and low income housing. The payment of the principal and interest on private activity bonds is not backed by a pledge of tax revenues, and is dependent solely on the ability of the facility's user to meet its financial obligations, and may be secured by a pledge of real and personal property so financed. Interest on these bonds may not be exempt from federal income tax.

U.S. GOVERNMENT AGENCY SECURITIES

Certain investments of the Institutional Cash Management Money Market Fund and the U.S. Government Securities Money Market Fund may include U.S. Government Agency Securities. Agencies of the U.S. government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. Obligations of instrumentalities of the U.S. government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae, and the U.S. Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. TREASURY OBLIGATIONS


U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Coupon Under Book Entry Safekeeping ("CUBES") or STRIPS.


VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

VARIABLE RATE MASTER DEMAND NOTES

The Institutional Cash Management Money Market Fund may invest in variable rate master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the Adviser, be equivalent to the ratings applicable to permitted investments for the Fund. The Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

ZERO COUPON OBLIGATIONS

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligations increases over time to reflect the interest accrued. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.


INVESTMENT POLICIES



FUNDAMENTAL POLICIES


The following are fundamental policies of each Fund and cannot be changed with respect to a Fund without the consent of the holders of a majority of a Fund's outstanding shares.

The terms "a majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares of such Fund present at a meeting, if the holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of such Fund.

A Fund may not:

1.       Acquire more than 10% of the voting securities of any one issuer.

2.       Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the value of a Fund's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies;
         (b) a Fund may enter into repurchase agreements; and (c) a Fund may engage in securities lending as described in the prospectus and in this Statement of Additional Information.

5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by paragraph 3 above in aggregate amounts not to exceed 10% of the Fund's total assets, taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to their permitted investment spectrum, any Fund may invest in companies which invest in real estate commodities or commodities contracts.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a security.

9. Purchase securities of other investment companies except for money market funds and CMOs and REMICs deemed to be investment companies and then only as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total assets of a Fund; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

11. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer; provided, however, that a Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

12. Purchase any securities which would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, repurchase agreements involving such securities or tax-exempt securities issued by governments or political subdivisions of governments and, with respect to only the Classic Institutional Cash Management Money Market Fund, obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

         For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry;
         (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.



PROPOSED FUNDAMENTAL INVESTMENT POLICIES

On August 15, 2000, the Board of Trustees recommended that shareholders of each Fund approve certain revisions to each Fund's fundamental investment policies. These revised policies, which are listed below, if approved, would replace each of the fundamental policies listed above. Shareholders of record on August 16, 2000 will be asked to approve the revised policies at shareholders meeting scheduled for October 27, 2000. If these revised policies are approved, they will take effect immediately. The Fund will update this SAI if the revised policies are not approved by the shareholders of each Fund.

No Fund may:

         1. With respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

         2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

         3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the sale of portfolio securities.

         4. Issue senior securities (as defined in the Investment Company Act of 1940 (the "1940 Act")), except as permitted by rule, regulation or order of the Securities and Exchange Commission.

         5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies who principal business activities are in the same industry.

                  5.1 With respect to the money market funds, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

         6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

         7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

         8. Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.


NON-FUNDAMENTAL POLICIES

No Fund may purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 10% of its net assets would be invested in illiquid securities.

The foregoing percentages, except with respect to holding illiquid securities, will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

INVESTMENT ADVISER


The Trust and Trusco Capital Management, Inc. (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). As of July 1, 2000, the Adviser had $47 billion in assets. The Adviser is an indirect wholly-owned subsidiary of SunTrust Banks, Inc. ("SunTrust"), a bank holding company. The Advisory Agreement provides that the Adviser shall be liable to the Trust and/or its shareholders, for willful misconduct, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of a Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by certain states, the Adviser and/or the administrator will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

Prior to May 17, 1999, Crestar Asset Management Company served as the investment adviser to the predecessor of the Classic Institutional Cash Management Money Market Fund. Prior to May 24, 1999, Crestar Asset Management Company served as the investment adviser to the predecessor of the Classic Institutional U.S. Government Money Market Fund.

For the fiscal years ended May 31, 2000, 1999, and 1998, the Funds paid the following advisory fees:

                                                            FEES PAID                            FEES WAIVED OR REIMBURSED
                 FUND                      -----------------------------------------       --------------------------------------
                                              2000             1999           1998           2000           1999           1998
-------------------------------------      ----------       ----------      --------       --------       --------       --------
Classic Institutional Cash                 $4,393,000       $1,377,839      $444,000       $679,000       $799,660       $704,000
Management Money Market
Fund*
-------------------------------------      ----------       ----------      --------       --------       --------       --------
Classic Institutional U.S.                 $1,355,000       $ 265,960       $476,000       $181,000       $166,261       $906,000
Government Securities Money
Market Fund*
-------------------------------------      ----------       ----------      --------       --------       --------       --------
Classic Institutional U.S.                 $2,746,000       $       0**      $11,328       $305,000       $560,506       $197,908
Treasury Securities Money
Market Fund
---------------------------------------------------------------------------------------------------------------------------------

 * Prior to May 17, 1999, advisory fees were paid by the predecessor to this Fund pursuant to an agreement between The Arbor Fund and Crestar Asset Management Company for the fiscal years ended January 31, 1999 and January 31, 1998, respectively.

** The Adviser voluntarily waived all of its advisory fees to keep the total expense ratio of the Fund at 0.25%.


THE ADMINISTRATOR

The Trust and SEI Investments Mutual Funds Services (the "Administrator"), are parties to an administration agreement (the "Administration Agreement") dated May 29, 1992. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the other mutual funds including, but without limitation: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Inter-national Trust, SEI Institutional Investments Trust, SEI
Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

For its administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of: .12% of the first $1 billion of average aggregate net assets, .09% on the next $1 to $4 billion of average aggregate net assets, .07% of the next $4 to $7 billion of average aggregate net assets, .065% of the next $7 to $9 billion of average aggregate net assets, and .06% after $9 billion of average aggregate net assets.

For the fiscal years ended May 31, 2000, May 31, 1999 and May 31, 1998, the Funds paid the following administration fees:



                                                           FEES PAID                                    FEES WAIVED
                 FUND                    ------------------------------------------       ---------------------------------------
                                            2000             1999            1998           2000           1999           1998
-------------------------------------    ----------       ----------      ---------       --------      ---------       ---------
Classic Institutional Cash               $1,554,000       $ 530,802       $ 251,000       $439,000      $ 138,021       $ 210,000
Management Money Market
Fund*
-------------------------------------    ----------       ----------      ---------       --------      ---------       ---------
Classic Institutional U.S.               $ 486,000        $ 168,000       $ 310,000       $121,000      $ 268,476       $ 243,000
Government Securities Money
Market Fund*
-------------------------------------    ----------       ----------      ---------       --------      ---------       ---------
Classic Institutional U.S.               $ 972,000        $ 175,125       $  61,988       $275,000      $  45,029       $  13,823
Treasury Securities Money
Market Fund
---------------------------------------------------------------------------------------------------------------------------------

* Prior to May 17, 1999, administration fees were paid by the predecessor to this Fund pursuant to an agreement between The Arbor Fund and the Administrator for the fiscal years ended January 31, 1999 and January 31, 1998, respectively.


THE DISTRIBUTOR


SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust have entered into a distribution agreement (the "Distribution Agreement") dated May 29, 1992. The Distributor will not receive any compensation for distribution of shares.


The Distribution Agreement is renewable annually and may be terminated by the Distributor, the Qualified Trustees (as defined in the Distribution Agreement), or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party.

THE TRANSFER AGENT

Federated Services Company, Federated Investors Tower, Pittsburgh, PA 15222-3779 serves as the Trust's transfer agent.

THE CUSTODIAN


SunTrust Bank, 303 Peachtree Street N.E., 14th Floor, Atlanta, GA 30308 serves as the custodian for the Funds.


CODES OF ETHICS


The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investment activities of trustees, officers and certain employees (together, "access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons of the Trust and the Adviser are prohibited from acquiring beneficial ownership of securities offered in connection with initial public offerings. Certain access persons of the Adviser are further prohibited from acquiring beneficial ownership of securities offered in connection with a limited offering. The Distributor's Code requires certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Code of Ethics are on file with the U.S. Securities and Exchange Commission, and are available to the public.

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP serves as independent public accountants for the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST


The Trustees supervise the management and affairs of the Trust. The Trustees have approved contracts with certain companies that provide the Trust with essential management services. The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

THOMAS GALLAGHER (11/25/47) - Trustee* - President, Genuine Parts Company Wholesale Distribution, 1970 present; Director, National Service Industries; Director, Oxford Industries.


DANIEL S. GOODRUM (7/11/26) - Trustee* - Chairman & CEO, SunBank/South Florida, N.A., 1985-1991; Chairman Audit Committee and Director, Holy Cross Hospital; Executive Committee Member and Director, Honda Classic Foundation; Director, Broward Community College Foundation.

WILTON LOONEY (4/18/19) - Trustee* - President of Genuine Parts Company, 1961-1964; Chairman of the Board, 1964-1990; Honorary Chairman of the Board, 1990 to present. Director, Rollins, Inc.; Director, RPC Energy Services, Inc.

CHAMPNEY A. MCNAIR (10/30/24) - Trustee* - Director and Chairman of Investment Committee and member of Executive Committee, Cotton States Life and Health Insurance Company; Director and Chairman of Investment Committee and member of Executive Committee, Cotton States Mutual Insurance Company; Chairman, Trust Company of Georgia Advisory Council.

F. WENDELL GOOCH (12/3/32) - Trustee - Retired. President, Orange County Publishing Co., Inc., 1981-1997, publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican, 1981-1997, President, H & W Distribution, Inc., 1984-1997. Current Trustee on the Board of Trustees for the SEI Family of Funds and The Capitol Mutual Funds. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981.

T. GORDY GERMANY (11/28/25) -Trustee - Retired President, Chairman, and CEO of Crawford & Company; held these positions, 1973-1987. Member of the Board of Directors, 1970-1990, joined company in 1948; spent entire career at Crawford, currently serves on Boards of Norrell Corporation and Mercy Health Services, the latter being the holding company of St. Joseph's Hospitals.


JAMES O. ROBBINS (7/4/42) - Trustee - President and Chief Executive Officer, Cox
Communications,   Inc.,   1983  -  present;   Director,   NCR;   Director,   Cox
Communications.

DR. BERNARD F. SLIGER (9/30/24) - Trustee - Director, Stavros Center for Economic Education, Florida State University, 1991-present. President of Florida State University, 1976-91; previous four years EVP and Chief Academic Officer. During educational career, taught at Florida State, Michigan State, Louisiana State and Southern University. Spent 19 years as faculty member and administrator at Louisiana State University and served as Head of Economics Department, member and Chairman of the Graduate Council, Dean of Academic Affairs and Vice Chancellor. Member of Board of Directors of Federal Reserve Bank of Atlanta, 1983-1988.

JONATHAN T. WALTON (3/28/30) - Trustee - Retired. Executive Vice President, NBD Bank, N.A. and NBD Bancorp, October 1956 to March 1995. Trustee, W.K. Kellogg Trust.

MARK NAGLE (10/20/59) - President - President of the Administrator and Senior Vice President of SEI Investments Mutual Funds Services Operations Group since 1998. Vice President of the Administrator and Vice President of Fund Accounting and Administration of SEI Investments Mutual Funds Services, 1996-1998. Vice President of the Distributor since December 1997. Senior Vice President, Fund Administration, BISYS Fund Services, September 1995-November 1996. Senior Vice President and Site Manager, Fidelity Investments 1981- September 1995.


JENNIFER E. SPRATLEY, CPA (2/13/69) - Treasurer and Chief Financial Officer - Director, SEI Funds Accounting since November 1999. Audit Manager at Ernst & Young LLP, 1991-1999.


JAMES R. FOGGO (02/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995.

LYDIA A. GAVALIS (6/5/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.


TIMOTHY D. BARTO (3/28/68) - Vice President and Assistant Secretary - Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads 1997-1999. Associate at Richter, Miller & Finn 1994-1997.

TODD B. CIPPERMAN (2/14/66) - Vice President and Assistant Secretary - Senior Vice President and General Cousel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

CHRISTINE M. MCCULLOUGH (12/2/60) - Vice President and Assistant Secretary - Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999.
Associate at White and Williams LLP, 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads, 1990-1991.


RICHARD W. GRANT (10/25/45) - Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor, since 1989.

JOHN H. GRADY, JR. (6/1/61) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor, since 1995.

------------------------

* Messrs. Gallagher, Goodrum, Looney and McNair may be deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940.


The Trustees and Officers of the Trust own, in the aggregate, less than 1% of the outstanding shares of the Trust.

For the fiscal year ended May 31, 2000, the Trust paid the following amounts to Trustees and Officers of the Trust:


============================  ====================== =========================== ===================  ============================
                                    AGGREGATE                 PENSION OR             ESTIMATED             TOTAL COMPENSATION
      NAME OF PERSON,              COMPENSATION          RETIREMENT BENEFITS           ANNUAL              FROM FUND AND FUND
          POSITION                  FROM FUND            ACCRUED AS PART OF           BENEFITS              COMPLEX PAID TO
                                                            FUND EXPENSES               UPON                    TRUSTEES
                                                                                     RETIREMENT
============================  ====================== =========================== ===================  ============================
Thomas Gallagher,                    $ 6,000                     N/A                     N/A          $6,500 for service on
Trustee#                                                                                              two boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------
Daniel S. Goodrum,                   $16,500                     N/A                     N/A          $18,000 for service on
Trustee+                                                                                              two boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------
Wilton Looney,                       $26,000                     N/A                     N/A          $28,000 for service on
Trustee                                                                                               two boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------
Champney A.                          $24,000                     N/A                     N/A          $26,000 for service on
McNair, Trustee+                                                                                      two boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------
F. Wendell Gooch,                    $25,500                     N/A                     N/A          $27,500 for service on
Trustee                                                                                               two boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------
T. Gordy Germany,                    $25,500                     N/A                     N/A          $27,500 for service on
Trustee+                                                                                              two boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------
James O. Robbins,                    $ 4,500                     N/A                     N/A          $4,500 for service on
Trustee#                                                                                              two boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------
Dr. Bernard F. Sliger,               $25,500                     N/A                     N/A          $27,500 for service on
Trustee+                                                                                              two boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------
Jonathan T. Walton,                  $25,500                     N/A                     N/A          $27,500 for service on
Trustee                                                                                               two boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------
William H.                             $ 0                       N/A                     N/A          $0 for service on two
Cammack, Trustee*                                                                                     boards
----------------------------  ---------------------- --------------------------- -------------------  ----------------------------

* Mr. Cammack resigned as a Trustee of the Trust on May 16, 2000.

# Messrs. Robbins and Gallagher did not serve as Trustees for a full year during the most recent fiscal year.

+ Pursuant to the Board's retirement policy, Messrs. Germany, Goodrum, McNair and Dr. Sliger will retire on November 18, 2000. Immediately thereafter, the five remaining Trustees will constitute the entire Board of Trustees.


PERFORMANCE INFORMATION

From time to time a Fund may advertise its performance.  Performance figures are
based  on  historical   earnings  and  are  not  intended  to  indicate   future
performance.

PERFORMANCE COMPARISONS

Each Fund may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices. These comparisons may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

COMPUTATION OF YIELD

The current yield of the Funds will be calculated daily based upon the seven days ending on the date of calculation (the "base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = [Base Period Return + 1)365/7] - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.



------------------------------------------------------------------------------------------------------------------------
                                 FUND                                          7-DAY YIELD               7-DAY EFFECTIVE
                                                                                                              YIELD
------------------------------------------------------------------------------------------------------------------------
Classic Institutional Cash Management Money Market Fund -                        6.29%                        6.49%
Institutional Shares 1
------------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Government Securities Money Market Fund -             6.05%                        6.24%
Institutional Shares 2
------------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Treasury Securities Money Market Fund -               5.98%                        6.15%
Institutional Shares 3
------------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Treasury Securities Money Market                      5.78%                        5.95%
Fund - Corporate Trust Shares 4
------------------------------------------------------------------------------------------------------------------------

  1 Commenced operations 10/25/95           3 Commenced operations 12/12/96

  2 Commenced operations 8/1/94             4 Commenced operations 6/3/99

The yields of these Funds fluctuate, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

Yield is one basis upon which investors may compare the Funds with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

CALCULATION OF TOTAL RETURN

Total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

From time to time, the Trust may include the names of clients of the Adviser in advertisements and/or sales literature for the Trust. The SEI Funds Evaluation database tracks the total return of numerous tax-exempt pension accounts.

The range of returns in these accounts determines the percentile rankings. SunTrust Bank's investment advisory affiliate, Trusco Capital Management, Inc., has been in the top 1% of the SEI Funds Evaluation database for equity managers over the past ten years. SEI Investment's database includes research data on over 1,000 investment managers responsible for over $[XXX] billion in assets.


Based on the foregoing, the average annual total returns for the Funds from inception through May 31, 2000 and for one-year periods ended May 31, 2000 were as follows:


------------------------------------------------------------------------------------------------------------------------
                                  FUND                                                  AVERAGE ANNUAL TOTAL RETURN
                                                                                   -------------------------------------
                                                                                   ONE-YEAR              SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------
Classic Institutional Cash Management Money Market Fund -                           5.56%                     5.50%
Institutional Shares 1
------------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Government Securities Money Market                       5.39%                     5.41%
Fund - Institutional Shares 2
------------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Treasury Securities Money Market                         5.25%                     5.26%
Fund - Institutional Shares 3
------------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Treasury Securities Money Market                          N/A                      5.05%
Fund - Corporate Trust Shares 4
------------------------------------------------------------------------------------------------------------------------

  1 Commenced operations 10/25/95          3 Commenced operations 12/12/96

  2 Commenced operations 8/1/94            4 Commenced operations 6/3/99

ADVERTISING

From time to time, the Trust may include the names of clients of the Adviser in advertisements and/or sales literature for the Trust.

PURCHASING SHARES

Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange ("NYSE") is open for business. Currently, the NYSE is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

REDEEMING SHARES

A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission by rule or regulation) as a result of disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, an Adviser, the Administrator and/or, the Custodian are not open for business.

A number of Fund shareholders are institutions with significant share holdings that may be redeemed at any time.

If a substantial number or amount of redemptions should occur within a relatively short period of time, a Fund may have to sell portfolio securities it would otherwise hold and incur the additional transaction costs. The sale of portfolio securities may result in the recognition of capital gains, which will be distributed annually and generally will be taxable to shareholders as ordinary income or capital gains. Shareholders are notified annually regarding the federal tax status of distributions they receive (see "Taxes").

Certain state securities laws may require those financial institutions providing certain distribution services to the Trust to register as dealers pursuant to state law.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Funds is calculated daily by the Administrator by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in a Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

A Fund's use of amortized cost and the maintenance of a Fund's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds' current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to Shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each Shareholder's account and to offset each Shareholder's pro rata portion of such loss or liability from the Shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectus. No attempt is made to present a detailed explanation of the federal tax treatment of the Funds or their Shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning.

This discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


FEDERAL INCOME TAX

In order to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RIC's and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RIC's) of any one issuer, or of two or more issuers engaged in same or similar businesses if the Fund owns at least 20% of the voting power of such issuers.

In addition, each Fund will distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31st of that calendar year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of obligations the interest on which is excludable from gross income, a Fund may pay "exempt-interest dividends," as defined in Section 852(b)(5) of the Code, to its Shareholders.

Any gain or loss recognized on a sale or redemption of Shares of a Fund by a Shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months, and short-term if for a year or less. If shares held for six months or less are sold or redeemed for a loss, two special rules apply: First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a Shareholder upon the sale or redemption of shares of a tax-exempt fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares.

The Funds will make annual reports to shareholders of the federal income tax status of all distributions.

FOREIGN TAXES

Dividends and interests received by the Classic Institutional Cash Management Money Market Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. The Fund will not be able to treat shareholders as having paid their proportionate share of such taxes for foreign tax credit purposes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

FUND TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser is responsible for placing the orders to execute transactions for a Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by all of the funds and accounts under management by an Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by an Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 (the "1934 Act") higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

An Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of each Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or an affiliate of an Adviser, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of an Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of an Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other renumeration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct commission business to one or more designated broker-dealers in connection with such broker/dealer's provision of services to the Trust or payment of certain Trust expenses (E.G., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor, and will review these procedures periodically.


For the fiscal year ended May 31, 2000, the Funds paid the following brokerage commissions with respect to portfolio transactions:


====================================================================================================================================
                                                                                                % of Total         Total Brokerage
                                                                             % of Total          Brokered        Commissions Paid to
                            Total $ Amount of      Total $ Amount of          Brokerage        Transactions       SFS in Connection
                                Brokerage        Brokerage Commissions       Commissions     Effected Through      with Repurchase
                               Commissions              Paid to          Paid to Affiliated     Affiliated            Agreement
                               Paid in FYE          Affiliates for           Brokers in         Brokers in      Transactions for FYE
        Portfolio                5/31/00              FYE 5/31/00            FYE 5/31/00        FYE 5/31/00            5/31/00
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional Cash          $169,140           $169,140                  100%               100%              $169,140
Management Money
Market Fund
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S.          $ 99,268           $ 99,268                  100%               100%              $ 99,268
Government Securities
Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S.          $641,816           $641,816                  100%               100%              $641,816
Treasury Securities Money
Market Fund
------------------------------------------------------------------------------------------------------------------------------------

For the fiscal year ended May 31, 1999, the Funds paid the following brokerage commissions with respect to portfolio transactions:


====================================================================================================================================
                                                                                                                   Total Brokerage
                                                                           % of Total     % of Total Brokered    Commissions Paid to
                            Total $ Amount of      Total $ Amount of        Brokerage        Transactions         SFS in Connection
                                 Brokered        Brokered Commissions      Commissions     Effected Through        with Repurchase
        Portfolio              Commissions              Paid to        Paid to Affiliated     Affiliated              Agreement
                               Paid in FYE          Affiliates for         Brokers in         Brokers in        Transactions for FYE
                                 5/31/99              FYE 5/31/99          FYE 5/31/99        FYE 5/31/99              5/31/99
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional Cash       $ 77,975              $ 77,975               100 %              100 %                   $77,975
Management Money
Market Fund (1)
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S.       $     67              $     67               100 %              100 %                   $    67
Government Securities
Money Market Fund (1)
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S.       $ 25,484              $ 25,484               100 %              100 %                   $25,484
Treasury Securities Money
Market Fund
------------------------------------------------------------------------------------------------------------------------------------

1 Prior to May 17, 1999, the fiscal year of the predecessor to this Fund ended on November 30 of each year.

For the fiscal year ended May 31, 1998, the Funds paid the following brokerage commissions with respect to portfolio transactions:


====================================================================================================================================
                                                             Total $ Amount of     % of Total Brokerage         Total Brokerage
                                    Total $ Amount of            Brokerage              Commissions       Commissions Paid to SFS in
                                  Brokerage Commissions         Commissions         Paid to Affiliated    Connection with Repurchase
                                         Paid in           Paid to Affiliates in        Brokers in        Agreement Transactions for
           Portfolio                   FYE 5/31/98              FYE 5/31/98             FYE 5/31/98               FYE 5/31/98
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional Cash               $142,350                $142,350                  100 %                   $142,350
Management Money Market
Fund (1)
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S.               $ 60,314                $ 60,314                  100 %                   $ 60,314
Government Securities Money
Market Fund (1)
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional U.S. Treasury      $ 51,533                $ 51,533                  100 %                   $ 51,533
Securities Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------


1 Prior to May 17, 1999, fiscal year of the predecessor to this fund ended on November 30 of each year.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares and classes of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a PRO RATA share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or classes of series. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the Shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of Shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any Shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.


5% AND 25% SHAREHOLDERS

As of August 23, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act. The Trust believes that most of the shares of the Institutional Class of the Funds were held for the record owner's fiduciary, agency or custodial customers.


====================================================================================================================================
FUND                       NAME AND ADDRESS                              NUMBER OF SHARES           CLASS                 % OF CLASS
====================================================================================================================================
Classic Institutional      SunTrust Banks                                818,649,492.2600           Institutional             32.52%
Cash Management            Attn: Susan Grider
Money Market               Mail Center 3133
Fund                       P.O. Box 105504
                           Atlanta, GA 30348-5504
------------------------------------------------------------------------------------------------------------------------------------
                           SunTrust Capital Markets ACH Acct.            1,669,537,247.1200         Institutional             66.31%
                           Attn: Anita Woods Ctr 3910
                           303 Peachtree Street, 24th FL
                           Atlanta, GA 30308-3503
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional      SunTrust Banks                                18,443,554.6200            Institutional              6.38%
U.S. Treasury              Attn: Susan Grider
Securities Money           Mail Center 3133
Market Fund                P.O. Box 105504
                           Atlanta, GA  30348-5504
------------------------------------------------------------------------------------------------------------------------------------
                           SunTrust Capital Markets ACH Acct.            270,860,803.4000           Institutional             93.62%
                           Attn: Anita Woods Ctr 3910
                           303 Peachtree Street, 24th FL
                           Atlanta, GA 30308-3503
------------------------------------------------------------------------------------------------------------------------------------
                           SunTrust Bank                               1,289,407,609.5600           Corporate Trust             100%
                           Attn: Susan Grider
                           Mail Center 3133
                           P.O. Box 105504
                           Atlanta, GA  30348-5504
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional      SunTrust Banks                                818,649,492.2600           Institutional             32.52%
Cash Management            Attn. Susan Grider
Money Market               Mail Center 3133
Fund                       PO Box 105504
                           Atlanta, GA 30348-5504
------------------------------------------------------------------------------------------------------------------------------------
                           SunTrust Capital Markets ACH Acct.            1,669,537,247.1200         Institutional             66.31%
                           Attn. Anita Woods Ctr 3910
                           303 Peachtree Street, 24th FL
                           Atlanta, GA 30308-3503
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional      SunTrust Capital Markets ACH Acct.            270,860,803.4000           Institutional             93.62%
U.S. Treasury              Attn. Anita Woods Ctr 3910
Securities Money           303 Peachtree Street, 24th FL
Market Fund                Atlanta, GA 30308-3503
------------------------------------------------------------------------------------------------------------------------------------
Classic Institutional.     SunTrust Bank                                 1,289,407,609.5600         Institutional            100.00%
U.S. Treasury              Attn. Susan Grider
Securities Money           Mail Center 3133
Market Fund                P.O. Box 105504
                           Atlanta, GA  30348-5504
------------------------------------------------------------------------------------------------------------------------------------

EXPERTS

The financial statements as of May 31, 2000 have been audited by Arthur Andersen LLP, Independent Public Accountants, as indicated in their report dated July 18th, 2000 with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

                                    APPENDIX


DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superiorability for repayment of senior short-term debt obligations. Prime-1 repaymentability will often be evidenced by many of the following characteristics:

      -        Leading market positions in well-established industries.

      -        High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-tenn municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

          - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2      Satisfactory   capacity  to  pay  principal  and  interest  with  some
          vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

FINANCIAL STATEMENTS

Following are the audited financial statements for the fiscal year ended May 31, 2000 and the reports of Arthur Andersen LLP, independent public accountants, dated July 18, 2000, relating to the financial statements and financial highlights.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------

STI CLASSIC FUNDS  MAY 31, 2000


CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND
-------------------------------------------------------------------------------
                                        FACE
                                    AMOUNT (000)VALUE (000)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (22.0%)
FINANCE (2.2%)
   Sigma Finance
     5.750%, 07/20/00                 $25,000  $   25,000
     7.400%, 05/25/01                  25,000      25,000
                                               ----------
                                                   50,000
                                               ----------
INDUSTRIAL (2.8%)
   DaimlerChrysler
     6.040%, 06/21/00                  30,000      29,899
   General Electric Capital
     5.730%, 08/01/00                  35,000      34,660
                                               ----------
                                                   64,559
                                               ----------
INVESTMENT BANKERS/BROKER DEALERS (8.4%)
   Bear Stearns
     6.100%, 06/01/00                  40,000      40,000
   Credit Suisse First Boston
     5.750%, 07/14/00                  25,000      25,000
     6.200%, 07/25/00                  30,000      29,721
   Morgan  Stanley Dean Witter (B)
     6.880%, 06/01/00                  50,000      50,000
     6.880%, 06/01/00                  50,000      50,000
                                               ----------
                                                  194,721
                                               ----------
PERSONAL CREDIT INSTITUTIONS (8.6%)
   Ford Motor Credit
     6.410%, 06/28/00                 100,000      99,519
   GMAC
     6.070%, 06/28/00                  30,000      29,863
     6.150%, 07/12/00                  70,000      69,510
                                               ----------
                                                  198,892
                                               ----------
Total Commercial Paper
     (Cost $508,172)                              508,172
                                               ----------
CORPORATE OBLIGATIONS (44.7%)
BANKS (13.8%)
   AmSouth Bank  (B)
     6.850%, 06/01/00                  50,000      49,986

------------------------------------------------------------------------------
                                        FACE
                                    AMOUNT (000) VALUE (000)
------------------------------------------------------------------------------
BANKS--CONTINUED
   Branch Banking & Trust (B)
     6.870%, 06/01/00                 $40,000  $   40,000
     6.880%, 06/01/00                  35,000      34,989
   Canadian Imperial Bank
     7.070%, 05/03/01                  40,000      39,997
   First Union (B)
     6.870%, 06/01/00                  50,000      50,000
     6.910%, 06/01/00                  25,000      25,000
   Key Bank (B)
     6.910%, 06/01/00                  39,000      38,998
   Wachovia Bank, MTN (B)
     6.119%, 06/05/00                  40,000      39,997
                                               ----------
                                                  318,967
                                               ----------
ENTERTAINMENT (3.2%)
   Tampa Bay Devil Rays (A) (B)
     6.710%, 06/01/00                  50,745      50,745
   Walt Disney (A)
     4.200%, 03/15/01                  25,000      24,525
                                               ----------
                                                   75,270
                                               ----------
FINANCE (8.9%)
   Beneficial, MTN (B)
     6.181%, 06/01/00                  10,000      10,000
   Beta Finance, MTN
     5.520%, 06/12/00                  25,000      25,000
   Beta Finance, MTN (B)
     6.805%, 06/07/00                  30,000      30,000
     7.010%, 08/16/00                  30,000      30,000
   Household Finance, MTN (B)
     7.050%, 06/01/00                  30,000      29,995
   Sigma Finance (A)
     6.570%, 01/10/01                  20,000      20,000
   Sigma Finance, MTN
     6.800%, 03/30/01                  30,000      30,000
   UBS Finance
     6.475%, 01/08/01                  30,000      29,994
                                               ----------
                                                  204,989
                                               ----------

-----------------------------------------------------------------------------
                                      FACE
                                   AMOUNT (000) VALUE (000)
-----------------------------------------------------------------------------
INDUSTRIAL (1.7%)
   Anheuser Busch (B)
     6.440%, 06/16/00                 $40,000  $   39,999
                                               ----------
INVESTMENT BANKERS/BROKER DEALERS (15.8%)
   Bear Stearns
     6.500%, 07/05/00                  25,000      25,008
   Bear Stearns, MTN (B)
     6.900%, 06/01/00                  40,000      40,000
     6.910%, 06/01/00                  35,000      35,000
   Credit Suisse First Boston,
     MTN (A)
     5.590%, 06/08/00                  10,000      10,000
   Credit Suisse First Boston,
     MTN (A) (B)
     6.900%, 06/01/00                  35,000      35,000
   Goldman Sachs, MTN,
     Ser B (B)
     7.080%, 06/01/00                  30,000      30,013
   Goldman Sachs, MTN
     6.100%, 09/25/00                  30,000      30,000
     6.500%, 12/22/00                  20,000      20,000
   JP Morgan, MTN (B)
     6.281%, 06/03/00                  40,000      40,000
   Merrill Lynch, MTN
     6.735%, 02/28/01                  25,000      24,997
     7.260%, 05/15/01                  50,000      49,995
   Merrill Lynch, MTN (B)
     6.985%, 06/01/00                  25,000      24,999
                                               ----------
                                                  365,012
                                               ----------
LEASING  COMPANY (1.3%)
   Xerox Credit, MTN
     5.635%, 07/14/00                  30,000      29,999
                                               ----------
Total Corporate Obligations
     (Cost $1,034,236)                          1,034,236
                                               ----------

 -------------------------------------------------------------------------------
                                      FACE
                                   AMOUNT (000) VALUE (000)
-------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (8.4%)
   Albertson's (A) (B)
     6.503%, 06/14/00                 $40,000   $  39,998
   Canadian Imperial Bank
     6.670%, 02/12/01                  40,000      39,987
   First USA Bank
     6.040%, 08/04/00                  40,000      40,000
   Royal Bank of Canada
     6.180%, 10/25/00                  35,000      34,991
     6.470%, 01/10/01                  40,000      39,988
                                               ----------
Total Certificates of Deposit
     (Cost $194,964)                              194,964
                                               ----------
TAXABLE MUNICIPAL BONDS (2.4%)
   California Housing Finance Agency,
     MBIA (B)
     6.650%, 08/01/00                  31,715      31,715
   Mt. Vernon Multi-Family
     Housing Notes (B)
     6.700%, 07/01/00                  23,000      23,000
                                               ----------
Total Taxable Municipal Bonds
     (Cost $54,715)                                54,715
                                               ----------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (5.2%)
   FHLB (B)
     6.168%, 06/07/00                  50,000      50,000
   FHLMC, MTN
     6.255%, 01/12/01                  20,000      19,983
   FNMA, MTN, Ser B
     6.320%, 02/02/01                  50,000      49,968
                                               ----------
Total U.S. Agency Mortgage-Backed Obligations
     (Cost $119,951)                              119,951
                                               ----------

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
STI CLASSIC FUNDS  MAY 31, 2000

CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND--CONCLUDED

------------------------------------------------------------------------------
                                        FACE
                                    AMOUNT (000) VALUE (000)
------------------------------------------------------------------------------
BANK NOTES (3.5%)
   American Express Centurion (B)
     6.910%, 06/01/00                 $35,000   $  35,000
   Branch Banking and Trust (B)
     7.010%, 06/05/00                  20,000      20,000
   FCC National Bank
     6.065%, 08/14/00                  25,000      24,998
                                               ----------
Total Bank Notes
     (Cost $79,998)                                79,998
                                               ----------
REPURCHASE AGREEMENTS (10.2%)
   ABN-Amro
     6.440%, dated 05/31/00, matures
     06/01/00, repurchase price
     $63,011,270 (collateralized by
     various FHLMC obligations: total
     market value $64,260,000) (C)     63,000      63,000
   Barclays
     6.440%, dated 05/31/00, matures
     06/01/00, repurchase price
     $62,705,360 (collateralized by a
     FNMA and SLMA obligations: total
     market value $63,948,043) (C)     62,694      62,694
   Deutsche Bank
     6.440%, dated 05/31/00, matures
     06/01/00, repurchase price
     $42,016,473 (collateralized by a
     FNMA obligation: total market
     value $42,849,138) (C)            42,009      42,009
   Merrill Lynch
     6.440%, dated 05/31/00, matures
     06/01/00, repurchase price
     $30,618,206 (collateralized by
     various FNMA obligations: total
     market value $31,227,271) (C)     30,613      30,613

-------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
   Warburg Dillon
     6.440%, dated 05/31/00, matures
     06/01/00, repurchase price
     $37,487,902 (collateralized by a
     U.S. Treasury Note: total market
     value 38,233,442) (C)            $37,481  $   37,481
                                               ----------
Total Repurchase Agreements
     (Cost $235,797)                              235,797
                                               ----------
CASH EQUIVALENT (4.3%)
   Aim Liquid Assets Fund         100,000,000     100,000
                                               ----------
Total Cash Equivalent
     (Cost $100,000)                              100,000
                                               ----------
Total Investments (100.7%)
     (Cost $2,327,833)                          2,327,833
                                               ----------
OTHER ASSETS AND LIABILITIES, NET (-0.7%)         (16,148)
                                               ----------
NET ASSETS:
Fund shares of Institutional Shares
   (unlimited authorization -- no par value
   based on 2,312,249,074 outstanding
   shares of beneficial interest                2,312,249
Distributions in excess of net
   investment income                                 (565)
Accumulated net realized gain
   on investments                                       1
                                               ----------
Total Net Assets (100.0%)                      $2,311,685
                                               ==========
Net Asset Value, Offering Redemption
   Price Per Share -- Institutional Shares     $     1.00
                                               ==========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 9.

-------------------------------------------------------------------------------

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

-------------------------------------------------------------------------------
                                        FACE
                                    AMOUNT (000  VALUE (000)
-------------------------------------------------------------------------------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (77.8%)
   FHLB
     5.810%, 09/15/00                   $20,000  $ 19,677
     5.965%, 12/01/00                    20,000    19,982
     4.950%, 12/04/00                    20,000    19,868
     6.580%, 02/09/01                    15,000    15,000
   FHLB (B)
     6.083%, 09/01/00                    35,000    35,000
     6.750%, 09/22/00                    40,000    39,996
     6.168%, 12/20/00                    50,000    50,000
   FHLMCDN
     6.090%, 07/13/00                    35,000    34,751
     6.115%, 03/16/01                    15,000    14,266
     6.730%, 05/24/01                    15,000    13,999
   FNMA
     7.000%, 05/17/01                    15,000    15,004
   FNMA, MTN
     5.460%, 06/21/00                    30,000    29,999
     6.445%, 02/23/01                    10,00     09,989
     6.625%, 03/01/01                    15,000    14,999
   FNMA, MTN (B)
     6.770%, 09/29/00                    50,000    49,995
     6.735%, 11/06/00                    25,000    24,990
     6.449%, 11/22/00                    30,000    29,989
   FNMADN
     5.785%, 07/07/00                    20,000    19,890
     5.485%, 08/11/00                    20,000    19,785
     5.900%, 10/06/00                    20,000    19,606
     6.700%, 05/10/01                    10,000     9,362
                                                  -------
Total U.S. Agency Mortgage-Backed Obligations
     (Cost $506,147)                              506,147
                                                 --------

------------------------------------------------------------------------------
                                        FACE
                                    AMOUNT (000) VALUE (000)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (21.8%)
   ABN-Amro
     6.470%, dated 05/31/00, matures
     06/01/00, repurchase price
     $106,987,008 (collateralized by
     various  FNMA and FHLMC
     obligations: total market value
     $109,107,139) (C)                 $106,968  $106,968
    Deutsche Bank 6.470%, dated
     05/31/00, matures 06/01/00,
     repurchase price $12,019,620
     (collateralized by a FNMA
     obligation: total market value
     $12,257,810) (C)                    12,017    12,017
   Greenwich Capital
     6.470%, dated 05/31/00, matures
     06/01/00, repurchase price
     $18,760,082 (collateralized by
     various GNMA obligations: total
     market value $19,132,971) (C)       18,757    18,757
   JP Morgan
     6.470%, dated 05/31/00, matures
     06/01/00, repurchase price
     $4,232,698 (collateralized by a
     GNMA obligation: total market
     value $4,316,577) (C)                4,232     4,232
                                                  -------
Total Repurchase Agreements
     (Cost $141,974)                              141,974
                                                 --------
Total Investments (99.6%)
   (Cost $648,121)                                648,121
                                                 --------
OTHER ASSETS AND LIABILITIES, NET (0.4%)            2,505
                                                 --------

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
STI CLASSIC FUNDS  MAY 31, 2000

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND--CONCLUDED

-------------------------------------------------------------------------------
                                                VALUE (000)
-------------------------------------------------------------------------------
NET ASSETS:
Fund shares of Institutional Shares (unlimited
  authorization -- no par value) based on
  650,651,141 outstanding shares of beneficial
  interest                                       $650,651
Accumulated net realized loss
on investments                                        (25)
                                                 --------
Total Net Assets (100.0%)                        $650,626
                                                 ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares       $   1.00
                                                 ========


                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                  THE FINANCIAL STATEMENTS. FOR DESCRIPTIONS OF
                        ABBREVIATIONS, PLEASE SEE PAGE 9.

-------------------------------------------------------------------------------

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND

-------------------------------------------------------------------------------
                                        FACE
                                    AMOUNT (000) VALUE (000)
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (19.8%)
   U.S. Treasury Bills
     5.980%, 08/10/00                  $ 75,000 $  74,216
     5.605%, 10/12/00                   190,000   186,051
   U.S. Treasury Note
     5.000%, 02/28/0                     30,000    29,704
                                                ---------
Total U.S. Treasury Obligations
     (Cost $289,971                               289,971
                                                ---------
REPURCHASE AGREEMENTS (76.2%)
   ABN-Amro
     6.310%, dated 05/31/00, matures
     06/01/00, repurchase price
     $340,530,770 (collateralized by
     various U.S. Treasury Notes and
     U.S. Treasury Bonds: total market
     value $347,289,622) (C)            340,471   340,471
   Barclays
     6.310%, dated 05/31/00, matures
     06/01/00, repurchase price
     $64,893,233 (collateralized by a
     U.S. Treasury Bond: total market
     value $66,180,031) (C)              64,882    64,882
   Duetsche Bank
     6.310%, dated 05/31/00, matures
     06/01/00, repurchase price
     $64,418,025 (collateralized by
     various U.S. Treasury Bonds:
     total market value
     $65,695,776) (C)                    64,407    64,407
   Greenwich Capital
     6.310%, dated 05/31/00, matures
     06/01/00, repurchase price
     $340,553,316 (collateralized by
     various U.S. Treasury Notes and
     U.S. Treasury Bonds: total market
     value $347,305,585) (C)            340,494   340,494

--------------------------------------------------------------------------------
                                        FACE
                                    AMOUNT (000) VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
   JP Morgan
     6.310%, dated 05/31/00, matures
     06/01/00, repurchase price
     $49,842,397 (collateralized
     by a U.S. Treasury Note: total
     market value $50,830,553) (C)      $49,834 $  49,834
   Merrill Lynch
     6.310%, dated 05/31/00, matures
     06/01/00, repurchase price
     $64,975,703 (collateralized by a
     U.S. Treasury Bond: total market
     value $66,263,648) (C)              64,964    64,964
   Morgan Stanley Dean Witter
     6.310%, dated 05/31/00, matures
     06/01/00, repurchase price
     $64,267,065 (collateralized by
     various U.S. Treasury Notes
     and U.S. Treasury Bonds: total
     market value $65,659,713) (C)       64,256    64,256
   Salomon Smith Barney
     6.310%, dated 05/31/00, matures
     06/01/00, repurchase price
     $64,772,503 (collateralized by
     various U.S. Treasury Bonds: total
     market value $66,064,316) (C)       64,761    64,761
   Warburg Dillon
     6.310%, dated 05/31/00, matures
     06/01/00, repurchase price
     $64,487,731 (collateralized by a
     U.S. Treasury Note: total market
     value $65,768,430) (C)              64,476    64,476
                                                ---------
Total Repurchase Agreements
     (Cost $1,118,545)                          1,118,545
                                                ---------

STATEMENT OF NET ASSETS
---------------------------------------------------------

STI CLASSIC FUNDS  MAY 31, 2000

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES
MONEY MARKET FUND--CONCLUDED
---------------------------------------------------------
                                     SHARES   VALUE (000)
---------------------------------------------------------
CASH EQUIVALENT (4.4%)
   AIM Institutional Treasury
     Fund                           65,000,000 $   65,000
                                               ----------
Total Cash Equivalent
     (Cost $65,000)                                65,000
                                               ----------
Total Investments (100.4%)
   (Cost $1,473,516)                            1,473,516
                                               ----------
OTHER ASSETS AND LIABILITIES, NET (-0.4%)          (5,250)
                                               ----------
NET ASSETS:
Fund shares of Institutional  Shares
  (unlimited  authorization -- no par value)
   based on 329,699,333 outstanding shares of
   beneficial interest                            329,699
Fund shares of Corporate Trust Shares
  (unlimited  authorization -- no par value)
   based on 1,138,531,073 outstanding shares
   of beneficial interest                       1,138,531
Undistributed net investment income                    36
                                               ----------
Total Net Assets (100.0%)                      $1,468,266
                                               ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares     $     1.00
                                               ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Corporate Trust Shares   $     1.00
                                               ==========


     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 9.

-------------------------------------------------------------------------------


                        KEY TO ABBREVIATIONS USED IN THE
                             STATEMENT OF NET ASSETS

FHLB        Federal Home Loan Bank
FHLMC       Federal Home Loan Mortgage Corporation
FHLMCDN     Federal Home Loan Mortgage Corporation Discount Note
FNMA        Federal National Mortgage Association
FNMADN      Federal National Mortgage Association Discount Note
GNMA        Government National Mortgage Association
MBIA        Security insured by the Municipal Bond Investors Assurance
            Corporation
MTN         Medium Term Note
Ser         Series
SLMA        Student Loan Marketing Association
(A)         Private Placement Security
(B)         Adjustable Rate Security. The rate reported on the Statement of Net
            Assets is the rate in effect on May 31,2000. The date shown is the next scheduled reset date.
(C)         Tri-Party Repurchase Agreement

                                            This page intentionally left blank.


STATEMENTS OF OPERATIONS (000)
---------------------------------------------------------------------------------------------------------------------------
STI CLASSIC FUNDS FOR THE YEAR ENDED MAY 31, 2000


                                                                        CLASSIC           CLASSIC           CLASSIC
                                                                     INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
                                                                    CASH MANAGEMENT   U.S. GOVERNMENT    U.S. TREASURY
                                                                     MONEY MARKET    SECURITIES MONEY  SECURITIES MONEY
                                                                         FUND           MARKET FUND       MARKET FUND
                                                                    --------------   ----------------------------------
                                                                       06/01/99-         06/01/99-         06/01/99-
                                                                       05/31/00          05/31/00          05/31/00
                                                                      ----------         ---------         ----------
Income:
   Interest Income                                                      $124,453          $37,419            $74,129
                                                                        --------          -------            -------
Expenses:
   Investment Advisory Fees .............................                  4,393            1,355              2,746
   Less: Investment Advisory Fees Waived ................                   (679)            (181               (305)
   Administrator Fees ...................................                  1,554              486                972
   Less: Administrator Fees Waived ......................                   (439)            (121)              (275)
   Transfer Agent Fees - Institutional Shares ...........                      5               16                 14
   Transfer Agent Fees - Corporate Trust Shares .........                     --               --                 15
   Transfer Agent Out of Pocket Expenses ................                    156               40                  1
   Printing Fees ........................................                    153               43                 39
   Custody Fees .........................................                    102               10                  7
   Professional Fees ....................................                    134               30                 35
   Trustee Fees .........................................                     21                6                  5
   Registration Fees ....................................                     58               14                145
   Shareholder Service Fee ..............................                     --               --              2,182
   Insurance and Other Fees .............................                     40               --                  3
                                                                       ---------          -------            -------
   Total Expenses .......................................                  5,498            1,698              5,584
                                                                       ---------          -------            -------
   Net Investment Income ................................                118,955           35,721             68,545
                                                                       ---------          -------            -------
   Net Realized Gain on Securities Sold .................                     --               --                  3
                                                                       ---------          -------            -------
   Increase in Net Assets Resulting from Operation ......               $118,955          $35,721            $68,548
                                                                       =========          =======            =======
Amounts designated as "--" are either $0 or round to $0.



               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
                             FINANCIAL STATEMENTS.




STATEMENTS OF CHANGES IN NET ASSETS (000)
---------------------------------------------------------------------------------------------------------------------------

STI CLASSIC FUNDS FOR THE PERIODS ENDED MAY 31, AND JANUARY 31,


                                           CLASSIC                           CLASSIC                    CLASSIC
                                        INSTITUTIONAL                     INSTITUTIONAL              INSTITUTIONAL
                                       CASH MANAGEMENT                   U.S. GOVERNMENT             U.S. TREASURY
                                        MONEY MARKET                    SECURITIES MONEY           SECURITIES MONEY
                                            FUND                           MARKET FUND                MARKET FUND
                               --------------------------------   -----------------------------  ---------------------
                               06/01/99-   02/01/99- 02/01/98-    06/01/99- 02/01/99-  02/01/98-  06/01/99-  06/01/98-
                               05/31/00    05/31/99  01/31/99     05/31/00  05/31/99   01/31/99   05/31/00   05/31/99
                               ---------   --------- ---------    --------  ---------  ---------  ---------  --------
Operations:
  Net Investment Income       $  118,955 $   15,177 $   42,861  $   35,721 $   10,264 $   34,235  $  68,545 $   10,844

  Net Realized Gain
      on Investments                  --          1         --          --         --        --           3         25
                              ---------- ---------- ----------  ---------- ----------  --------- ---------- ----------
    Increase in Net Assets
      from Operations            118,955     15,178     42,861      35,721     10,264     34,235     68,548     10,869
                              ---------- ---------- ----------  ---------- ----------  --------- ---------- ----------
Distributions to Shareholders:
  Net Investment Income:
    Institutional Shares        (119,528)   (15,172)   (42,874)    (35,721)   (10,249)   (34,250)   (14,676)   (10,842)
    Corporate Trust Shares            --         --         --          --         --         --    (53,866)        --
                              ---------- ---------- ----------  ---------- ----------  --------- ---------- ----------
  Total Distributions           (119,528)   (15,172)   (42,874)    (35,721)   (10,249)   (34,250)   (68,542)   (10,842)
                              ---------- ---------- ----------  ---------- ----------  --------- ---------- ----------
Capital Transactions (1):
  Institutional Shares:
    Proceeds from
      Shares Issued            7,310,322  2,243,802  7,764,540   1,986,992  1,958,641  6,897,369  1,631,329  1,267,762
    Shares Issued in
  Connection with Crestar
  Arbor Merger                        --  1,072,229         --          --         --         --         --         --
    Reinvestments of
  Cash Distributions              76,132      7,086     10,074      12,023      3,113     13,467     14,668      7,876
    Cost of Shares
    Repurchased               (6,962,679)(2,319,130)(7,630,948) (1,965,478)(2,032,711)(7,012,200)(1,599,793)(1,132,474)
                              ---------- ---------- ----------  ---------- ----------  --------- ---------- ----------
  Increase (Decrease) in
    Net Assets from
    Institutional Share
    Transactions                 423,775  1,003,987    143,666      33,537    (70,957) (101,364)     46,204    143,164
                              ---------- ---------- ----------  ---------- ----------  --------- ---------- ----------
  Corporate Trust Shares:
    Proceeds from
      Shares Issued                   --         --         --          --         --         --  3,577,647         --
    Cost of Shares Repurchased                   --         --          --         --         -- (2,439,116)        --
                              ---------- ---------- ----------  ---------- ----------  --------- ---------- ----------
  Increase in Net Assets
    from Corporate
    Trust Share
    Transactions                      --         --         --          --         --         --  1,138,531         --
                              ---------- ---------- ----------  ---------- ----------  --------- ---------- ----------
  Increase (Decrease) in
    Net Assets from Share
    Transactions                 423,775  1,003,987    143,666      33,537    (70,957) (101,364)  1,184,735    143,164
                              ---------- ---------- ----------  ---------- ----------  --------- ---------- ----------
      Total Increase (Decrease)
       in Net Assets             423,202  1,003,993    143,653      33,537    (70,942) (101,379)  1,184,741    143,191
                              ---------- ---------- ----------  ---------- ----------  --------- ---------- ----------
Net Assets:
    Beginning of Period        1,888,483    884,490    740,837     617,089    688,031   789,410     283,525    140,334
                              ---------- ---------- ----------  ---------- ----------  --------- ---------- ----------
     End of Period            $2,311,685 $1,888,483 $  884,490  $  650,626 $  617,089  $ 688,031 $1,468,266 $  283,525
                              ========== ========== ==========  ========== ==========  ========= ========== ==========



-----------------------------------------------------------------------------------------------------------------------



                                           CLASSIC                           CLASSIC                    CLASSIC
                                        INSTITUTIONAL                     INSTITUTIONAL              INSTITUTIONAL
                                       CASH MANAGEMENT                   U.S. GOVERNMENT             U.S. TREASURY
                                        MONEY MARKET                    SECURITIES MONEY           SECURITIES MONEY
                                            FUND                           MARKET FUND                MARKET FUND
                               -------------------------------    ------------------------------  ---------------------
                               06/01/99-   02/01/99- 02/01/98-    06/01/99- 02/01/99-  02/01/98-  06/01/99-  06/01/98-
                               05/31/00    05/31/99  01/31/99     05/31/00  05/31/99   01/31/99   05/31/00   05/31/99
                              ----------   --------- ---------    --------- ---------  ---------  ---------- ----------
(1) Shares Issued and Redeemed:
  Institutional Shares:
    Shares Issued              7,310,322  2,243,802  7,764,540   1,986,991  1,958,641  6,897,369  1,631,329   1,267,762
    Shares Issued in
  Connection with
  Crestar Arbor Merger                --  1,072,211         --          --         --        --         --           --
    Shares Issued in Lieu
          of Cash Distributions   76,132      7,086     10,074      12,023      3,113     13,467     14,668       7,876
    Shares Redeemed           (6,962,679)(2,319,131)(7,630,948) (1,965,478)(2,032,711)(7,012,200)(1,599,793) (1,132,474)
                              ---------- ---------- ----------  ---------- ---------- ---------- ----------  ----------
  Net Institutional
   Share Transactions            423,775  1,003,968    143,666      33,536    (70,957)  (101,364)    46,204     143,164
                              ---------- ---------- ----------  ---------- ---------- ---------- ----------  ----------
  Corporate Trust Shares:
    Shares Issued                     --         --         --          --         --         --  3,577,647          --
    Shares Redeemed                   --         --         --          --         --         -- (2,439,116)         --
                              ---------- ---------- ----------  ---------- ---------- ---------- ----------  ----------
  Net Corporate Trust
      Share Transactions              --         --         --          --         --         --  1,138,531          --
                              ---------- ---------- ----------  ---------- ---------- ---------- ----------  ----------
  Net Change in Capita
      Shares                     423,775  1,003,968    143,666      33,536    (70,957)  (101,364) 1,184,735     143,164
                              ========== ========== ==========  ========== ========== ========== ==========  ==========

Amounts designated as "--" are either $0 or round to $0.

               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
                             FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------
STI CLASSIC FUNDS FOR THE PERIODS ENDED MAY 31,  (UNLESS  OTHERWISE  NOTED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD




                                             NET                                  NET ASSET
                     NET ASSET VALUE     INVESTMENT      DISTRIBUTIONS FROM       VALUE END             TOTAL
                   BEGINNING OF PERIOD     INCOME       NET INVESTMENT INCOME     OF PERIOD            RETURN+
                 ---------------------- -----------    ----------------------    -----------          ---------
CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND (A)
Institutional Shares
           2000          $1.00            $0.05             $(0.05)                 $1.00                5.56%
           1999*          1.00             0.02              (0.02)                  1.00                1.58
           For the years ended January 31:
           1999           1.00             0.05              (0.05)                  1.00                5.46
           1998           1.00             0.06              (0.06                   1.00                5.66
           1997           1.00             0.05              (0.05)                  1.00                5.45
           1996(B)        1.00             0.02              (0.02)                  1.00                1.42

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND (C)
Institutional Shares
           2000          $1.00            $0.05             $(0.05)                 $1.00                5.39%
           1999           1.00             0.02              (0.02                   1.00                1.56
           For the years ended January 31:
           1999           1.00             0.05              (0.05)                  1.00                5.30
           1998           1.00             0.05              (0.05)                  1.00                5.52
           1997           1.00             0.05              (0.05)                  1.00                5.29
           199            1.00             0.05              (0.06)                  1.00                5.88

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND
Institutional Shares
           2000          $1.00            $0.05             $(0.05)                 $1.00                5.25%
           1999           1.00             0.05              (0.05)                  1.00                4.97
           1998           1.00             0.05              (0.05)                  1.00                5.50
           1997(D)        1.00             0.02              (0.02)                  1.00                2.46
Corporate Trust Shares
           2000 (E)      $1.00            $0.05             $(0.05)                 $1.00                5.02%




(A) On May 17,  1999,  the Arbor Prime  Obligations  Fund  exchanged  all of its assets and  certain  liabilities  for shares of the Classic Institutional Cash
    Management Money Market Fund. The Arbor Prime Obligations Fund is the accounting survivor  in this  transaction,  and as a result,  its basis of  accounting  for assets and  liabilities  and its operating  results for the periods prior to May
    17, 1999 have been carried forward in these financial highlights.
(B) Commenced operations on October 25, 1995. All ratios for the period have been annualized.
(C) On May 24, 1999, the Arbor U.S.  Government  Securities Money Fund exchanged
    all  of  its  assets  and  certain   liabilities   for  shares  of  the  Classic
    Institutional  U.S.  Government  Securities  Money Market  Fund.  The Arbor U.S.
    Government Securities Money Fund is the accounting survivor in this transaction, and as a result,  its basis of  accounting  for assets and  liabilities  and its operating  results  for the  periods  prior to May 24,  1999 have  been  carried forward in these financial highlights.


------------------------------------------------------------------------------------------------

                                                                                 RATIO OF
                                                             RATIO OF         NET INVESTMENT
                                          RATIO OF         EXPENSES TO           INCOME TO
      NET ASSETS     RATIO OF          NET INVESTMENT  AVERAGE NET ASSETS    AVERAGE NET ASSETS
        END OF      EXPENSES TO          INCOME TO      (EXCLUDING WAIVERS  (EXCLUDING WAIVERS
    PERIOD (000)  AVERAGE NET ASSETS AVERAGE NET ASSETS AND REIMBURSEMENTS)  AND REIMBURSEMENTS)
   ------------   ------------------ ------------------ ------------------- -------------------

    $2,311,685          0.25%                5.42%           0.30%                 5.37%
     1,888,483          0.25                 4.79            0.35                  4.69

       884,490          0.23                 5.31            0.35                  5.19
       740,837          0.20                 5.52            0.36                  5.36
       477,435          0.20                 5.33            0.38                  5.15
       382,632          0.20                 5.61            0.40                  5.41



    $  650,626          0.25%                5.27%           0.29%                 5.23%
       617,089          0.25                 4.73            0.36                  4.62

       688,031          0.23                 5.18            0.36                  5.05
       789,410          0.20                 5.39            0.37                  5.22
       586,731          0.20                 5.17            0.37                  5.00
       514,870          0.20                 5.72            0.37                  5.55



    $  329,725          0.25%                5.17%           0.31%                 5.11%
       283,525          0.20                 4.83            0.47                  4.56
       140,334          0.18                 5.34            0.38                  5.14
        20,238          0.09                 5.27            0.51                  4.85

    $1,138,541          0.45%                4.93%           0.49%                 4.89%




(D) Commenced  operations  on December 12, 1996.  All ratios for the period have been annualized.
(E) Commenced  operations on June 3, 1999. All ratios for the period have been annualized.
 +  Returns are for the period indicated and have not been annualized.
 *  For the period February 1, 1999 to May 31, 1999.  All ratios for the period have been annualized.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
STI CLASSIC FUNDS MAY 31, 2000


1. Organization:

The STI Classic Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty-five funds as of May 31, 2000: the Balanced Fund, the Capital Appreciation Fund (formerly the Capital Growth Fund), the Core Equity Fund, the E-Commerce Opportunity Fund, the Growth and Income Fund, the International Equity Fund, the International Equity Index Fund, the Life Vision Aggressive Growth Fund (formerly Life Vision Maximum Growth Portfolio), the Life Vision Growth and Income Fund (formerly Life Vision Growth and Income Portfolio), the Life Vision Moderate Growth Fund (formerly Life Vision Balanced Portfolio), the Mid-Cap Equity Fund, the Small Cap Growth Stock Fund, the Small Cap Value Equity Fund (formerly Small Cap Equity Fund), the Tax Sensitive Growth Stock Fund, the Value Income Stock Fund, (collectively the "Equity Funds"), the Florida Tax-Exempt Bond Fund, the Georgia Tax-Exempt Bond Fund, the High Income Fund, the Investment Grade Bond Fund, the Investment Grade Tax-Exempt Bond Fund, the Limited-Term Federal Mortgage Securities Fund, the Maryland Municipal Bond Fund, the Short-Term Bond Fund, the Short-Term U.S. Treasury Securities Fund, and the U.S. Government Securities Fund, the Virginia Intermediate Municipal Bond Fund, the Virginia Municipal Bond Fund, (collectively the "Fixed Income Funds"), the Prime Quality Money Market Fund, the Tax-Exempt Money Market Fund, the Tax-Free Money Market Fund, the U.S. Government Securities Money Market Fund, the U.S. Treasury Money Market Fund (collectively the "Retail Money Market Funds"), the Classic Institutional Cash Management Money Market Fund, the Classic Institutional U.S. Government Securities Money Market Fund and the Classic Institutional U.S. Treasury Securities Money Market Fund, (collectively the "Institutional Money Market Funds" or the "Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. Each Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The financial statements presented herein are those of the Institutional Money Market Funds. The financial statements of the Equity Funds, the Fixed Income Funds and the Retail Money Market Funds are not presented herein, but are presented separately.

Effective May 1999, the Board of Trustees of the STI Classic Funds and Board of Trustees of the Arbor Funds approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the transfer of all assets and certain stated liabilities of the Arbor Funds in exchange for the issuance of shares in the Funds in a tax-free reorganization (see Note 8).

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Trust:

  BASIS OF PRESENTATION OF STATEMENTS -- As more fully described in Note 8 the STI Classic Funds acquired certain Arbor Funds in a tax-free business combination. While each Fund now exists as a STI Classic Fund, both the surviving funds for accounting purposes are Arbor Funds. In accordance with generally accepted accounting principles, the financial statements presented herein represent those of accounting survivors. Accordingly, the Statements of Changes in Net Assets and Financial Highlights presented for the periods prior to and ending on May 31, 1999 reflect activity beginning on the first day of the accounting survivor's fiscal year.

-------------------------------------------------------------------------------




SECURITY VALUATION -- Investment securities held by the Funds are stated at amortized cost, which approximates market value.

FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized ratably to maturity and are included in interest income.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated each business day, by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding.

OTHER -- Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets. Fund expenses are pro-rated to the respective classes on the basis of relative net assets.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income of each of the Funds are declared on each business day and paid to shareholders on a monthly basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS -- The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the Institutional Cash Management Money Market Fund and the Institutional U.S. Treasury Securities Money Market Fund have reclassified $9,970 and $26,668, respectively, from Undistributed Net Investment Income to Accumulated Net Realized Gain. These reclassifications are attributable to the classification of short-term capital gains and ordinary income treatment for tax purposes. These reclassifications have no effect on net assets or net asset value per share.

------------------------------------------------------------------------------

STI CLASSIC FUNDS MAY 31, 2000



  USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services ("the Administrator") and/or SEI Investments Distribution Co. (the "Distributor").Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated November 21, 1995. The Distributor does not receive any fees for its distribution services provided under this agreement.

The Fund has entered into an agreement with the Distributor to manage the investments of repurchase agreements for the Funds. For its services the Distributor received $1,846,277 for the year ended May 31, 2000.

4. Administration, Shareholder, and Transfer Agency Servicing Agreements:

The Trust and the Administrator are parties to an Administration Agreement dated May 29, 1995, as amended November 19, 1997 and March 1, 1999, under which the Administrator provides administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: .12% up to $1 billion, .09% on the next $4 billion,
 .07% on the next $3 billion, .065% on the next $2 billion and .06% for over $10 billion.

Prior to May 1999, administrative and accounting services were provided to the Arbor U.S. Government Securities Money Fund and Arbor Prime Obligations Fund by SEI Investments Mutual Funds Services who was entitled to receive a fee at an annual rate of .08% of the average daily net assets of these funds. A portion of these fees were voluntarily waived.

The Institutional U.S. Treasury Money Market Fund has adopted a Shareholder Services Plan (the "Plan") for the Corporate Trust Shares. The Fund pays the Distributor a monthly shareholder services fee at an annual rate of 0.20% of the average daily net assets of the Fund's Corporate Trust Shares, which may be used by the Distributor to provide compensation to service providers that have agreed to provide shareholder support services for their customers who own Corporate Trust Shares of the Fund.

The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated May 14, 1994 under which Federated Services Company provides transfer agency services to the Trust.

5. Investment Advisory and Custodian Agreements:

The Trust and Trusco Capital Management, Inc. (the "Investment Adviser") have entered into an advisory agreement dated July 15, 1993.

Under terms of the respective agreements, the Funds are charged the following annual fees based upon average daily net assets:

-------------------------------------------------------------------------------




                       MAXIMUM  INSTITUTIONAL  CORPORATE
                       ANNUAL       SHARE     TRUST SHARE
                      ADVISORY     MAXIMUM      MAXIMUM
                         FEE       EXPENSE      EXPENSE
                     ---------  ------------ ------------
Classic Institutional
   Cash Management
   Money Market Fund    .20%        .25%          --
Classic Institutional
   U.S. Government
   Securities Money
   Market Fund          .20%        .25%          --
Classic Institutional
   U.S. Treasury
   Money Market Fund    .20%        .25%         .45%

The Investment Adviser and the Administrator have voluntarily agreed to waive all or a portion of their fees (and to reimburse Funds' expenses) in order to limit operating expenses to an amount as outlined in the table above. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

Prior to May 1999, Crestar Asset Management Company ("CAMCO") provided Investment Advisory services to certain Arbor Funds. CAMCO was paid for advisory services to each Fund at an annual rate of .10% and .11% of the average daily net assets for Arbor U.S. Government Securities Money and Arbor Prime Obligations Funds, respectively.

SunTrust Bank, Atlanta, acts as custodian for the Funds. Fees of the Custodian are paid on the basis of the net assets of the Funds. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

6. Concentration of Credit Risk:

The Classic Institutional Cash Management Money Market Fund invests in high quality money market instruments issued by corporations and the U.S. Government and rated by one or more nationally recognized statistical rating organizations, or, if not rated, are determined by the Adviser to be of comparable quality. The Classic Institutional U.S. Government Securities Money Market Fund invests in U.S. Treasury obligations, U.S. Government subsidiary corporation securities which are backed by the full faith and credit of the U.S. government and repurchase agreements with approved dealers collateralized by U.S. Treasury securities and U.S. Government subsidiary corporation securities. The Classic Institutional U.S. Treasury Securities Money Market Fund invests in U.S. Treasury Obligations, which are backed by the full faith and credit of the U.S. Government and repurchase agreements with approved dealers collateralized by U.S. Treasury securities.

7. Investment Transactions:

Subsequent to October 31, 1999, the Funds recognized net capital losses for tax purposes that have been deferred to 2000 and can be used to offset future capital gains at May 31, 2000. The Funds also had capital loss carryforwards at May 31, 2000 as follows:


                    CAPITAL LOSS                 POST 10/31
                     CARRYOVER   EXPIRES EXPIRES  DEFERRED
                       5/31/00    2003    2004     LOSS
FUND                    (000)     000)    (000)    (000)
------               ----------  ------- ------- ----------
Classic Institutional
   U.S. Government
   Securities Money
   Market Fund           $25       $11     $14      $--
Classic Institutional
   U.S. Treasury Securities
   Money Market Fund     --        --      --         3


For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

NOTES TO FINANCIAL STATEMENTS (concluded)
------------------------------------------------------------------------------
STI CLASSIC FUNDS  MAY 31, 2000




8. Arbor Funds Merger:

The Board of Trustees and shareholders of certain of the Arbor Funds approved a reorganization of certain of the Arbor Funds into the STI Classic Funds which took place during May 1999.

The following table summarizes certain relevant information of the funds prior to and immediately after the business combinations in May 1999 and is unaudited:

                               SHARES
                             OUTSTANDING                                         SHARES ISSUED  NET ASSETS      NAV
                              ON MERGER                                           IN BUSINESS      AFTER        PER
        ARBOR FUND              DATE               STI CLASSIC FUND                COMBINATION   COMBINATION    SHARE
 -------------------------- --------------   ----------------------------------- -------------- ------------  ---------
U.S. Government Securities   684,672,707    Classic Institutional U.S. Government 684,672,707    684,647,218   $1.00
   Money Fund (1)                             Securities Money Market Fund
Prime Obligations Fund (1)   711,747,295    Classic Institutional Cash Management 711,747,295  1,783,974,148    1.00
                                              Money Market Fund

(1)  Represents the accounting survivor in this business combination.

9. Subsequent Event:

Effective June 30, 2000, SunTrustBanks, Inc. reorganized all of the investment management functions of its three institutional money management units, including SunTrust Bank, into Trusco Capital Management, Inc.



20



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------
STI CLASSIC FUNDS  MAY 31, 2000


To the Shareholders and Board of Trustees of STI Classic Funds:

We have audited the accompanying statements of net assets of the Classic
Institutional Cash Management Money Market, Classic Institutional U.S.
Government Securities Money Market, and Classic Institutional U.S. Treasury
Securities Money Market Funds of STI Classic Funds (the "Trust") as of May 31,
2000, and the related statements of operations, changes in net assets, and financial highlights for the periods presented, excluding the periods indicated below. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes for the year ended January 31, 1999 and financial highlights for the periods presented prior to May 31, 1999, for the Classic Institutional Cash Management Money Market and Classic Institutional
U.S. Government Securities Money Market Funds, were audited by other auditors whose report, dated March 15, 1999, expressed an unqualified opinion on this information.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whe-ther the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and the application of alternative auditing procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us present fairly, in all material respects, the financial position of the Classic
Institutional Cash Management Money Market, Classic Institutional U.S.
Government Securities Money Market, and Classic Institutional U.S. Treasury
Securities Money Market Funds, of STI Classic Funds as of May 31, 2000, the results of their operations, changes in their net assets, and financial highlights for each of the periods described in the first paragraph above, in conformity with accounting principles generally accepted in the United States.



ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
July 18, 2000





                                                                           21





NOTICE TO SHAREHOLDERS
------------------------------------------------------------------------------
STI CLASSIC FUNDS MAY 31, 2000UNAUDITED


For shareholders that do not have a May 31, 2000 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2000, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended May 31, 2000, each portfolio is designating the following items with regard to distributions paid during the year.


                                            LONG TERM
                                           (20% RATE)     ORDINARY
                                          CAPITAL GAIN      INCOME      TAX-EXEMPT      TOTAL        QUALIFYING
            FUND                          DISTRIBUTIONS  DISTRIBUTIONS   INTEREST   DISTRIBUTIONS   DIVIDENDS (1)
--------------------------------------   --------------- -------------- ----------  --------------  --------------
Classic Institutional Cash Management
   Money Market Fund                            --%         100.00%        --%         100.00%          --%
Classic Institutional U.S. Treasury
   Securities Money Market Fund                 --%         100.00%        --%         100.00%          --%
Classic Institutional U.S. Government
   Money Market Fund                            --%         100.00%        --%         100.00%          --%


(1) Qualifying  dividends  represent  dividends  which qualify for the corporate dividends received deduction and is reflected as a percentage of "OrdinaryIncome
    Distributions".



                               INVESTMENT ADVISER
                         Trusco Capital Management, Inc.

STI Classic Funds are not deposits, are not insured or guaranteed by the FDIC or any other government agency, and are not endorsed by and do not constitute obligations of SunTrust Banks, Inc. or any other of its affiliates. Investment in the Funds involves risk, including the possible loss of principal. There is no guarantee that any STI Classic Fund will achieve its investment objective. The STI Classic Funds are advised by affiliates of SunTrust Banks, Inc.

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.

                      This information must be preceded or
                     accompanied by a current prospectus for
                              each Fund described.

                                STI CLASSIC FUNDS
                            PART C: OTHER INFORMATION
                         POST-EFFECTIVE AMENDMENT NO. 37


Item 23.  Exhibits:


(a) Declaration of Trust - originally filed with Registrant's Registration Statement on Form N-1A filed February 12, 1992 and incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.

(b) Amended and Restated By-Laws, as approved by the Board of Trustees on August 15, 2000, are filed herewith.

(c)       Not applicable.
(d)(1) Revised Investment Advisory Agreement with Trusco Capital Management, Inc. as originally filed with Registrant's Post-Effective Amendment No. 5 filed August 2, 1993 and incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
(d)(2) Investment Advisory Agreement with American National Bank and Trust Company as originally filed with Registrant's Post-Effective Amendment No. 6 filed October 22, 1993 and as Exhibit 5(d) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
(d)(3) Investment Advisory Agreement with Sun Bank Capital Management, National Association (now Trusco Capital Management, Inc.) as
          originally filed with Registrant's Post-Effective Amendment No. 6 filed October 22, 1993 and incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
(d)(4)    Investment  Advisory  Agreement  with Trust  Company  Bank (now Trusco
          Capital Management, Inc.) as originally filed with Registrant's Post-Effective Amendment No. 6 filed October 22, 1993 and incorporated by reference to Exhibit D(4) of Post-Effective Amendment No. 24 to the Registrant's Statement filed with the SEC via EDGAR Accession No. 0001047469-98-028802 on July 30, 1998.
(d)(5) Revised Schedule A to the Revised Investment Advisory Agreement with Trusco Capital Management, Inc. dated May 24, 1999 - incorporated by reference to the Registrant's Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0001047469-99-037088 on September 28, 1999.
(d)(6) Revised Schedule A to the Revised Investment Advisory Agreement with Trusco Capital Management, Inc. dated October 1, 1999 - incorporated by reference to the Registrant's Post-Effective Amendment No. 33 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-99-007899 on December 1, 1999.
(d)(7) Revised Schedule A to the Revised Investment Advisory Agreement with Trusco Capital Management, Inc. dated March 27, 2000 - incorporated by reference to the Registrant's Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000916641-00-000365 on March 28, 2000.
(e) Distribution Agreement dated May 26, 1992 - incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 16 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-021336 on September 27, 1996.
(f)       Not applicable.
(g)(1) Custodian Agreement with Trust Company Bank dated February 1, 1994 originally filed with Registrant's Post-Effective Amendment No. 13 filed September 28, 1995 and incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
(g)(2) Custodian Agreement with the Bank of California incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.

(g)(3) Fourth Amendment to Custodian Agreement by and between STI Trust & Investment Operations, Inc. and The Bank of New York dated May 6, 1997 incorporated by reference to Exhibit 8(d) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-97-032207 on September 30, 1997.
(h)(1) Transfer Agent Agreement with Federated Services Company dated May 14, 1994 originally filed with Post-Effective Amendment No. 9 filed September 22, 1994 and incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
(h)(2) Administration Agreement with SEI Financial Management Corporation dated May 29, 1995 - incorporated by reference to the Registrant's Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed the SEC via EDGAR Accession No. 0001047469-99-037088 on September 28, 1999.
(h)(3) Consent to Assignment and Assumption of the Administration Agreement between STI Classic Funds and SEI Financial Management Corporation - incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-97-032207 on September 30, 1997.


(i)       Opinion and Consent of Counsel is filed herewith.
(j)(1) Consent of Arthur Andersen LLP, independent public accountants, is filed herewith.
(j)(2) Consent of Deloitte & Touche LLP, independent public accountants, is filed herewith.
(j)(3) Consent of PricewaterhouseCoopers LLP, independent public accountants, is filed herewith.
(j)(4) Consent of PricewaterhouseCoopers LLP, independent public accountants, is filed herewith.


(k)       Not applicable.
(l)       Not applicable.
(m)(1)    Distribution  Plan - Investor  Class -  incorporated  by  reference to
          Exhibit 15 of Post-Effective Amendment No. 16 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-021336 on September 27, 1996.
(m)(2) Distribution and Service Agreement relating to Flex Shares dated May 29, 1995 - originally filed with Post-Effective Amendment No. 12 filed August 17, 1995 and incorporated by reference to Exhibit 15(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
(n)(1) Rule 18f-3 Plan - incorporated by reference to Exhibit (o) of Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0001047469-98-027407 on July 15, 1998.
(n)(2) Certificate of Class Designation - incorporated by reference to Exhibit (o)(1) of Post-Effective Amendment No. 27 to the Registrant's Statement filed with the SEC via EDGAR Accession No. 0001047469-99-009731 on April 15, 1999.
(o)       Powers of Attorney are filed herewith.
(p)(1) Code of Ethics for STI Classic Funds - incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 35 to the Registrant's Statement filed with the SEC via EDGAR Accession No. 0000916641-00-000365 on March 28, 2000.

(p)(2)    Code of SEI Investments Company - incorporated by reference to Exhibit
          (p)(2) of Post-Effective Amendment No. 35 to the Registrant's Statement filed with the SEC via EDGAR Accession No. 0000916641-00-000365 on March 28, 2000.

(p)(3) Code of Ethics for Trusco Capital Management, Inc. - incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 35 to the Registrant's Statement filed with the SEC via EDGAR Accession No. 0000916641-00-000365 on March 28, 2000.

(p)(4) Code of Ethics for Trusco Capital Management, Inc., as approved by the Board of Trustees on August 15, 2000, is filed herewith.


Item 24.   Persons Controlled by or under Common Control with Registrant:

See the Prospectus and Statement of Additional Information regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Investments which also controls the distributor of the Registrant, SEI Investments Distribution Co., and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

Item 25.   Indemnification:

Article VIII of the Agreement of Declaration of Trust filed as Exhibit (a) to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.


Item 26.   Business and Other Connections of Investment Advisors:

Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of each Advisor is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:


---------------------------------------------    --------------------------------   -------------------------
                                                 Name of                            Connection with
Name                                             Other Company                      Other Company
---------------------------------------------    --------------------------------   -------------------------
TRUSCO CAPITAL MANAGEMENT, INC.

E. Jenner Wood, III
Director                                         SunTrust Banks, Inc.               Executive Vice President

Donald W. Thurmond
Director                                         SunTrust Bank, Atlanta             Executive Vice President

Douglas S. Phillips
President/CEO/Director                                 --

Paul L. Robertson, III
Executive Vice President/Secretary/Treasurer           --

Andrew J. Muldoon, III
Executive Vice President                               --

Robert J. Rhodes
Executive Vice President                               --
---------------------------------------------    --------------------------------   -------------------------


---------------------------------------------    --------------------------------   -------------------------
                                                 Name of                            Connection with
Name                                             Other Company                      Other Company
---------------------------------------------    --------------------------------   -------------------------
Bob M. Farmer
Managing Director                                      --

Alan M. Gayle
Managing Director                                      --

Gay B. Cash
Vice President                                   SunTrust Bank, Atlanta             First Vice President

C. William Cherry, Jr.
Vice President                                         --


Eunice Gillespie
Vice President                                         --

Wayne G. Larochelle
Managing Director                                      --

Stuart L. Oglesby
Vice President                                         --

Josie C. Rosson
Vice President                                         --

John H. Stebbins
Vice President                                         --
---------------------------------------------    --------------------------------   -------------------------


---------------------------------------------    --------------------------------   -------------------------
                                                 Name of                            Connection with
Name                                             Other Company                      Other Company
---------------------------------------------    --------------------------------   -------------------------
J. Kurt Wood
Vice President                                         --

Charles B. Arrington
Vice President                                         --

Brett L. Barner
Vice President                                         --

Shane Coldren
Vice President                                         --

Larry M. Cole
Managing Director                                      --

J. Chadwick Deakins
Vice President                                         --

James R. Dillon, Jr.
Managing Director                                      --

Martin J. Duffy
Vice President                                         --

James P. Foster
Vice President                                         --

Mark D. Garfinkel
Vice President                                         --

John M. Hamlin
Vice President                                         --

Peter P. Hardy
Vice President                                         --

Christopher A. Jones
Managing Director                                      --

Alan S. Kelley
Vice President                                         --

Jeffrey E. Markunas
Managing Director                                      --

Kurt T. Momand
Managing Director                                      --

Peter T. Montgomery
Vice President                                         --

Jonathan C. Mote
Vice President                                         --

Steven A. Noone
Managing Director                                      --

Sheri L. Paquette
Vice President                                         --

Elliott A. Perny
Managing Director                                      --
---------------------------------------------    --------------------------------   -------------------------


---------------------------------------------    --------------------------------   -------------------------
                                                 Name of                            Connection with
Name                                             Other Company                      Other Company
---------------------------------------------    --------------------------------   -------------------------
Joe E. Ransom
Managing Director                                      --

Mills A. Riddick
Managing Director                                      --

Marc H. Schneidau
Vice President                                         --

George D. Smith, Jr.
Vice President                                         --

William L. Wilson, Jr.
Vice President                                         --

Jennifer M. Constine
Vice President                                         --

L. Earl Denney
Managing Director                                      --

Charles B. Leonard
Managing Director                                      --
---------------------------------------------    --------------------------------   -------------------------


---------------------------------------------    --------------------------------   -------------------------
                                                 Name of                            Connection with
Name                                             Other Company                      Other Company
---------------------------------------------    --------------------------------   -------------------------
Agnes G. Pampush
Managing Director                                      --

Neil J. Powers
Managing Director                                      --

Boyce G. Reid
Vice President                                         --

J. Buist Richardson
Vice President                                         --

Ronald H. Schwartz
Managing Director                                      --

Garrett P. Smith
Managing Director                                      --

David E. West
Managing Director                                      --

Robert S. Bowman
Vice President                                         --

Casey C. Brogdon
Managing Director                                      --

Robert W. Corner
Vice President                                         --

James E. Kofron
Vice President                                         --
---------------------------------------------    --------------------------------   -------------------------


---------------------------------------------    --------------------------------   -------------------------
                                                 Name of                            Connection with
Name                                             Other Company                      Other Company
---------------------------------------------    --------------------------------   -------------------------
Kimberly C. Maichle
Vice President                                         --

Teresa W. Phillips
Vice President                                         --

E. Sonny Surkin
Vice President                                         --

David S. Yealy
Managing Director                                      --

Frances J. Aylor
Vice President                                         --

Edward E. Best
Managing Director                                      --

Neil L. Halpert
Vice President                                         --

Christian G. Koch
Vice President                                         --

Kar Ming Leong
Vice President                                         --

Daniel J. Lewis
Vice President                                         --

R. Douglas Mitchell
Vice President                                         --

Elizabeth G. Pola
Managing Director                                      --

Glenn H. Shaw
Vice President                                         --

Rebekah R. Alley
Vice President                                         --

Charles Guilfoyle
Vice President                                         --

Celia S. Stanley
Vice President                                         --

Natalie Wright
Vice President                                         --

Stephen M. Yarbrough
Managing Director                                      --

Item 27.  Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:


         SEI Daily Income Trust                            July 15, 1982
         SEI Liquid Asset Trust                            November 29, 1982
         SEI Tax Exempt Trust                              December 3, 1982
         SEI Index Funds                                   July 10, 1985
         SEI Institutional Managed Trust                   January 22, 1987
         SEI Institutional International Trust             August 30, 1988
         The Advisors' Inner Circle Fund                   November 14, 1991
         The Pillar Funds                                  February 28, 1992
         CUFUND                                            May 1, 1992
         First American Funds, Inc.                        November 1, 1992
         First American Investment Funds, Inc.             November 1, 1992
         The Arbor Fund                                    January 28, 1993
         The PBHG Funds, Inc.                              July 16, 1993
         The Achievement Funds Trust                       December 27, 1994
         Bishop Street Funds                               January 27, 1995
         STI Classic Variable Trust                        August 18, 1995
         ARK Funds                                         November 1, 1995
         Huntington Funds                                  January 11, 1996
         SEI Asset Allocation Trust                        April 1, 1996
         TIP Funds                                         April 28, 1996
         SEI Institutional Investments Trust               June 14, 1996
         First American Strategy Funds, Inc.               October 1, 1996
         HighMark Funds                                    February 15, 1997
         Armada Funds                                      March 8, 1997
         PBHG Insurance Series Fund, Inc.                  April 1, 1997
         The Expedition Funds                              June 9, 1997
         Alpha Select Funds                                January 1, 1998
         Oak Associates Funds                              February 27, 1998
         The Nevis Fund, Inc.                              June 29, 1998
         CNI Charter Funds                                 April 1, 1999
         The Armada Advantage Fund                         May 1, 1999
         Amerindo Funds Inc.                               July 13, 1999
         Huntington VA Funds                               October 15, 1999
         Friends Ivory Funds                               December 16, 1999
         SEI Insurance Products Trust                      March 29, 2000
         Pitcairn Funds                                    August 1, 2000

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.


                           Position and Office                                          Positions and Offices
Name                       with Underwriter                                             with Registrant
----                       -------------------                                          ---------------------
Alfred P. West, Jr.        Director, Chairman of the Board of Directors                          --
Richard B. Lieb            Director, Executive Vice President                                    --
Carmen V. Romeo            Director                                                              --
Mark J. Held               President & Chief Operating Officer                                   --
Dennis J. McGonigle        Executive Vice President                                              --
Robert M. Silvestri        Chief Financial Officer & Treasurer                                   --
Todd Cipperman             Senior Vice President & General Counsel                      Vice President & Assistant Secretary
Leo J. Dolan, Jr.          Senior Vice President                                                 --
Carl A. Guarino            Senior Vice President                                                 --
Jack May                   Senior Vice President                                                 --
Hartland J. McKeown        Senior Vice President                                                 --
Kevin P. Robins            Senior Vice President                                                 --
Patrick K. Walsh           Senior Vice President                                                 --
Wayne M. Withrow           Senior Vice President                                                 --
Robert Aller               Vice President                                                        --
John D. Anderson           Vice President & Managing Director                                    --
Timothy D. Barto           Vice President & Assistant Secretary                         Vice President & Assistant Secretary
S. Courtney E. Collier     Vice President & Assistant Secretary                                  --
Robert Crudup              Vice President & Managing Director                                    --
Richard A. Deak            Vice President & Assistant Secretary                                  --
Scott W. Dellorfano        Vice President & Managing Director                                    --
Barbara Doyne              Vice President                                                        --
Jeff Drennen               Vice President                                                        --
Scott C. Fanatico          Vice President & Managing Director                                    --
James R. Foggo             Vice President  & Assistant Secretary                        Vice President & Assistant Secretary
Vic Galef                  Vice President & Managing Director                                    --
Steven A. Gardner          Vice President & Managing Director                                    --
Lydia A. Gavalis           Vice President & Assistant Secretary                         Vice President & Assistant Secretary
Greg Gettinger             Vice President & Assistant Secretary                                  --
Kathy Heilig               Vice President                                                        --
Jeff Jacobs                Vice President                                                        --
Samuel King                Vice President                                                        --
John Kirk                  Vice President & Managing Director                                    --
Kim Kirk                   Vice President & Managing Director                                    --
John Krzeminski            Vice President & Managing Director                                    --
Paul Lonergan              Vice President & Managing Director                                    --
Ellen Marquis              Vice President                                                        --
Christine M. McCullough    Vice President & Assistant Secretary                         Vice President & Assistant Secretary
Carolyn McLaurin           Vice President & Managing Director                                    --
Mark Nagle                 Vice President                                               President
Joanne Nelson              Vice President                                                        --



                           Position and Office                                          Positions and Offices
Name                       with Underwriter                                             with Registrant
----                       -------------------                                          ---------------------

Cynthia M. Parrish         Vice President & Secretary                                            --
Rob Redican                Vice President                                                        --
Maria Rinehart             Vice President                                                        --
Steve Smith                Vice President                                                        --
Daniel Spaventa            Vice President                                                        --
Kathryn L. Stanton         Vice President                                                        --
Lori L. White              Vice President & Assistant Secretary                                  --


Item 28.   Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)      With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
         (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

         Trust Company Bank
         Park Place
         P.O. Box 105504
         Atlanta, Georgia  30348

         Bank of New York
         One Wall Street
         New York, New York
         (International Equity Index Fund and International Equity Fund)

(b)/(c)  With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4);
         (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

         SEI Investments Mutual Funds Services
         One Freedom Valley Road
         Oaks, Pennsylvania  19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Advisors:

         Trusco Capital Management
         P.O. Box 3808
         Orlando, Florida  32802

         Trusco Capital Management
         50 Hurt Plaza, Suite 1400
         Atlanta, Georgia  30303

         Trusco Capital Management
         25 Park Place
         Atlanta, Georgia  30303

Item 29.   Management Services: None.

Item 30.   Undertakings: None.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for STI Classic Funds is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 37 to Registration Statement No. 33-45671 to be signed on its behalf by the undersigned, duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 21st day of September, 2000.



                                                     By:   /s/ Mark E. Nagle

                                                           Mark Nagle, President


Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacity on the dates indicated.



                      *                                             Trustee                      September 21, 2000
--------------------------------------------------
           F. Wendell Gooch

                      *                                             Trustee                      September 21, 2000
--------------------------------------------------
           Daniel S. Goodrum

                      *                                             Trustee                      September 21, 2000
--------------------------------------------------
           Wilton Looney

                      *                                             Trustee                      September 21, 2000
--------------------------------------------------
           Champney A. McNair

                      *                                             Trustee                      September 21, 2000
--------------------------------------------------
           T. Gordy Germany

                      *                                             Trustee                      September 21, 2000
--------------------------------------------------
           Bernard F. Sliger

                      *                                             Trustee                      September 21, 2000
--------------------------------------------------
           Jonathan T. Walton

                      *                                             Trustee                      September 21, 2000
--------------------------------------------------
           James O. Robbins

                      *                                             Trustee                      September 21, 2000
--------------------------------------------------
           Thomas Gallagher

  /s/ Mark E. Nagle                                                 President                    September 21, 2000
--------------------------------------------------
           Mark Nagle

                      *                                             Treasurer & Chief            September 21, 2000
--------------------------------------------------                  Financial Officer
           Jennifer Spratley


  * By:   /s/ Mark E. Nagle
           Mark Nagle, With Power of Attorney



                                  EXHIBIT INDEX


NUMBER            EXHIBIT


EX-99.A Declaration of Trust - originally filed with Registrant's Registration Statement on Form N-1A filed February 12, 1992 and incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.


EX-99.B Amended and Restated By-Laws, as approved by the Board of Trustees on August 15, 2000, are filed herewith.


EX-99.C           Not applicable.
EX-99.D1          Revised  Investment  Advisory  Agreement  with Trusco  Capital
                  Management,   Inc.  as  originally  filed  with   Registrant's
                  Post-Effective  Amendment  No.  5 filed  August  2,  1993  and incorporated  by reference  to Exhibit 5(c) of  Post-Effective
                  Amendment No. 15 to the  Registrant's  Registration  Statement
                  filed    with    the   SEC    via    EDGAR    Accession    No.
                  0000912057-96-015938 on July 31, 1996.
EX-99.D2          Investment  Advisory Agreement with American National Bank and
                  Trust   Company  as   originally   filed   with   Registrant's
                  Post-Effective  Amendment  No. 6 filed October 22, 1993 and as
                  Exhibit  5(d)  of  Post-Effective  Amendment  No.  15  to  the
                  Registrant's  Registration  Statement  filed  with the SEC via
                  EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
EX-99.D3          Investment   Advisory   Agreement   with  Sun   Bank   Capital
                  Management,   National   Association   (now   Trusco   Capital
                  Management,   Inc.)  as  originally  filed  with  Registrant's
                  Post-Effective  Amendment  No. 6 filed  October  22,  1993 and incorporated  by reference  to Exhibit 5(e) of  Post-Effective
                  Amendment No. 15 to the  Registrant's  Registration  Statement
                  filed    with    the   SEC    via    EDGAR    Accession    No.
                  0000912057-96-015938 on July 31, 1996.
EX-99.D4          Investment  Advisory  Agreement  with Trust  Company Bank (now
                  Trusco  Capital  Management,  Inc.) as  originally  filed with
                  Registrant's  Post-Effective Amendment No. 6 filed October 22,
                  1993  and   incorporated  by  reference  to  Exhibit  D(4)  of
                  Post-Effective  Amendment No. 24 to the Registrant's Statement
                  filed    with    the   SEC    via    EDGAR    Accession    No.
                  0001047469-98-028802 on July 30, 1998.
EX-99.D5          Revised  Schedule  A  to  the  Revised   Investment   Advisory
                  Agreement with Trusco Capital  Management,  Inc. dated May 24,
                  1999  -   incorporated   by  reference  to  the   Registrant's
                  Post-Effective   Amendment   No.   32  to   the   Registrant's
                  Registration  Statement filed with the SEC via EDGAR Accession
                  No. 0001047469-99-037088 on September 28, 1999.
EX-99.D6          Revised  Schedule  A  to  the  Revised   Investment   Advisory
                  Agreement with Trusco Capital  Management,  Inc. dated October
                  1,  1999 -  incorporated  by  reference  to  the  Registrant's
                  Post-Effective   Amendment   No.   33  to   the   Registrant's
                  Registration  Statement filed with the SEC via EDGAR Accession
                  No. 0000912057-99-007899 on December 1, 1999.
EX-99.D7          Revised  Schedule  A  to  the  Revised   Investment   Advisory
                  Agreement with Trusco Capital Management, Inc. dated March 27,
                  2000  -   incorporated   by  reference  to  the   Registrant's
                  Post-Effective   Amendment   No.   35  to   the   Registrant's
                  Registration  Statement filed with the SEC via EDGAR Accession
                  No. 0000916641-00-000365 on March 28, 2000.
EX-99.E           Distribution  Agreement  dated May 26, 1992 - incorporated  by reference to Exhibit 6 of  Post-Effective  Amendment No. 16 to
                  the Registrant's Registration Statement filed with the SEC via
                  EDGAR  Accession  No.  0000912057-96-021336  on September  27,
                  1996.
EX-99.F           Not applicable.
EX-99.G1          Custodian  Agreement with Trust Company Bank dated February 1,
                  1994  originally   filed  with   Registrant's   Post-Effective
                  Amendment No. 13 filed September 28, 1995 and  incorporated by reference to Exhibit 8(b) of  Post-Effective  Amendment No. 15
                  to the Registrant's  Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
EX-99.G2          Custodian  Agreement with the Bank of California  incorporated by reference to Exhibit 8(a) of  Post-Effective  Amendment No.
                  15 to the Registrant's  Registration  Statement filed with the
                  SEC via EDGAR Accession No.  0000912057-96-015938  on July 31,
                  1996.
EX-99.G3          Fourth  Amendment  to  Custodian  Agreement by and between STI
                  Trust & Investment  Operations,  Inc. and The Bank of New York
                  dated May 6, 1997 incorporated by reference to Exhibit 8(d) of
                  Post-Effective   Amendment   No.   21  to   the   Registrant's
                  Registration  Statement filed with the SEC via EDGAR Accession
                  No. 0000912057-97-032207 on September 30, 1997.

EX-99.H1 Transfer Agent Agreement with Federated Services Company dated May 14, 1994 originally filed with Post-Effective Amendment No. 9 filed September 22, 1994 and incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
EX-99.H2 Administration Agreement with SEI Financial Management Corporation dated May 29, 1995 - Incorporated by reference to the Registrant's Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed the SEC via EDGAR Accession No. 0001047469-99-037088 on September 28, 1999.
EX-99.H3 Consent to Assignment and Assumption of the Administration Agreement between STI Classic Funds and SEI Financial Management Corporation - incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-97-032207 on September 30, 1997.


EX-99.I           Opinion and Consent of Counsel is filed herewith.
EX-99.J1          Consent   of   Arthur   Andersen   LLP,   independent   public
                  accountants, is filed herewith.
EX-99.J2          Consent  of  Deloitte  &  Touche  LLP,  independent  public accountants, is filed herewith.
EX-99.J3          Consent of  PricewaterhouseCoopers  LLP, independent public accountants,  is filed herewith.
EX-99.J4          Consent  of  PricewaterhouseCoopers  LLP,  independent  public accountants, is filed herewith.
EX-99.K           Not applicable.


EX-99.L           Not applicable.
EX-99.M1          Distribution Plan - Investor Class - incorporated by reference to  Exhibit  15 of  Post-Effective  Amendment  No.  16 to  the
                  Registrant's  Registration  Statement  filed  with the SEC via
                  EDGAR  Accession  No.  0000912057-96-021336  on September  27,
                  1996.
EX-99.M2          Distribution  and  Service  Agreement  relating to Flex Shares dated May 29,  1995 -  originally  filed  with  Post-Effective
                  Amendment  No. 12 filed  August 17, 1995 and  incorporated  by reference to Exhibit 15(a) of Post-Effective  Amendment No. 15
                  to the Registrant's  Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.
EX-99.N1          Rule 18f-3 Plan - incorporated  by reference to Exhibit (o) of
                  Post-Effective   Amendment   No.   23  to   the   Registrant's
                  Registration  Statement filed with the SEC via EDGAR Accession
                  No. 0001047469-98-027407 on July 15, 1998.
EX-99.N2          Certificate of Class  Designation - incorporated  by reference to Exhibit  (o)(1) of  Post-Effective  Amendment No. 27 to the
                  Registrant's  Statement filed with the SEC via EDGAR Accession
                  No. 0001047469-99-009731 on April 15, 1999.
EX-99.O           Powers of Attorney are filed herewith.
EX-99.P1          Code  of  Ethics  for STI  Classic  Funds  -  incorporated  by reference to Exhibit (p)(1) of Post-Effective Amendment No. 35
                  to the  Registrant's  Statement  filed  with the SEC via EDGAR
                  Accession No. 0000916641-00-000365 on March 28, 2000.
EX-99.P2          Code of SEI Investments Company - incorporated by reference to
                  Exhibit  (p)(2)  of  Post-Effective  Amendment  No.  35 to the
                  Registrant's  Statement filed with the SEC via EDGAR Accession
                  No. 0000916641-00-000365 on March 28, 2000.
EX-99.P3          Code  of  Ethics  for  Trusco  Capital   Management,   Inc.  -
                  incorporated by reference to Exhibit (p)(3) of  Post-Effective
                  Amendment No. 35 to the Registrant's Statement filed with the SEC via EDGAR Accession No. 0000916641-00-000365 on March 28,
                  2000.

EX-99.P4 Code of Ethics for Trusco Capital Management, Inc., as approved by the Board of Trustees on August 15, 2000, is filed herewith.